                            SCHEDULE 14A INFORMATION


                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]


Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12



                            CRESCENT OPERATING, INC.
                            ------------------------
                (Name of Registrant as Specified in Its Charter)



                            CRESCENT OPERATING, INC.
                            ------------------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required.


[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
     0-11(c)(2).



[x]  Fee paid previously with preliminary


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid: None

     2)   Form, Schedule or Registration Statement No.:


     ---------------------------------------------------------------------------


     3)   Filing Party:

     4)   Date Filed:


     ---------------------------------------------------------------------------

                            CRESCENT OPERATING, INC.
                          777 TAYLOR STREET, SUITE 1050
                             FORT WORTH, TEXAS 76102


Dear Stockholders:


         You are cordially invited to attend the annual meeting of stockholders of Crescent Operating, Inc., a Delaware corporation ("Crescent Operating" or the "Company"), to be held at The Fort Worth Club, located at 306 West 7th Street, Fort Worth, Texas on Thursday, December 6, 2001, at 10 a.m., Central Time. The Company has entered into a series of agreements for certain interrelated sale, restructuring and financing transactions. The primary purposes of the proposed transactions are to significantly reduce the Company's debt burden and to create a stronger equipment sales, leasing and service company in which Crescent Operating will own a 24% interest. Completion of these transactions is, among other things, conditioned upon approval of the Company's stockholders. The Company's board of directors believes that these transactions are fair to and in the best interests of the Company and its stockholders. IN THE EVENT THIS PROPOSED TRANSACTION IS NOT APPROVED BY THE STOCKHOLDERS, AND AS A RESULT THE TRANSACTIONS ARE NOT COMPLETED, CRESCENT OPERATING EXPECTS TO BE UNABLE TO CONTINUE TO OPERATE AS A GOING CONCERN. At the annual meeting, you will be asked to consider and vote on proposals to:


         o Approve certain interrelated sale, restructuring and financing transactions, all as parts of a single proposal (the "Restructuring Proposal"), which include:


                  (i) the sale by Crescent Operating and its subsidiaries of all of their hospitality business assets, and all of the shares of stock of its subsidiary corporations that are engaged in the land development business, to Crescent Real Estate Equities Limited Partnership, a Delaware limited partnership, or affiliates ("Crescent LP"),



                  (ii) the issuance and sale by Crescent Machinery Holdings, L.P., a Delaware limited partnership and currently a wholly owned subsidiary of Crescent Operating ("CMC Holdings LP"), of two separate series of preferred limited partnership interests to SunTx CMLP, Inc., a Delaware corporation ("SunTx"), and to CRE Equipment Holdings, LLC, a Delaware limited liability company wholly owned by Crescent LP ("CEH"), and the issuance to SunTx of a warrant to purchase up to 2,800,000 shares of Crescent Operating common stock (or, in the event that SunTx does not consummate the transaction, the issuance and sale of all of such securities to CEH),



                  (iii) the adoption of a Second Amended and Restated Certificate of Incorporation of the Company for the purpose of
                  (a) increasing the authorized number of shares of common stock, par value $0.01 per share, from 22,500,000 to 800,000,000, (b) eliminating the control shares provisions of
                  Article XV (an anti-takeover provision), (c) eliminating all restrictions in the Certificate of Incorporation on the Company's ability to engage in all lawful activities, provided that the Company shall be restricted from taking any action that could adversely affect its ability to maintain its qualification as a "taxable REIT subsidiary" or the ability of Crescent Real Estate Equities Company ("Crescent Equities"), the parent company of the general partner of Crescent LP, to maintain its qualification as a real estate investment trust ("REIT"), (d) requiring the affirmative vote of at least 75% of the Company's Board of Directors to approve any of certain listed extraordinary corporate actions and to approve any action to revoke any committee of the Board of Directors or to repeal or modify the powers of any such committee (or establish another committee with conflicting powers), and (e) requiring that at least 75% of the Company's Board of Directors be present to constitute a quorum for purposes of any vote to amend the Company's Bylaws, and



                  (iv) the future sale by Crescent Operating of its indirect 40% interest in Americold Logistics, LLC, a Delaware limited liability company engaged in the temperature-controlled logistics business, provided that any such sale is made to such buyer and on such terms as Vornado Operating, Inc., a Delaware corporation ("VOO"), sells its 60% interest in Americold Logistics, subject to an increase in the percentage of the net proceeds payable to VOO in recognition of its existing right to receive a management fee, all as may be approved by Crescent LP, Vornado Realty Trust, a Maryland real estate investment trust, and VOO.



         o Elect two persons to the Company's Board of Directors to serve until their terms expire at the annual meeting of stockholders of the Company for 2004, and until their successors are duly elected and qualify.


         o Ratify the appointment by the Board of Directors of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2001.

         o Transact such other business as may properly come before the meeting or any adjournment(s) thereof.


         Although there are several parts to the Restructuring Proposal, it is being submitted for stockholder consideration and approval as a single proposal because each part of the proposal is interdependent and conditioned upon the approval and consummation of each other part of the proposal.



         As described in the accompanying proxy statement, Crescent Operating and its subsidiaries and affiliates have agreed to sell all of their hospitality business assets and shares of stock in various subsidiary corporations that are engaged in the land development business to Crescent LP. The purchase price for the assets and shares of the subsidiary corporations will be approximately $78.4 million in canceled rent and debt obligations and cash. Crescent Operating desires to sell its hospitality and land development businesses in order to reduce its substantial debt burden and to focus on its equipment sales and leasing business.


         It is extremely unlikely that Crescent Operating would be able to secure additional financing from any source other than through the transactions contemplated by the Restructuring Proposal. In the event the transactions included in the Restructuring Proposal, including the asset sale, are not consummated and Crescent Operating is unable to secure additional financing, Crescent Operating expects to be unable to continue to operate as a going concern.


         Assuming the completion of the sale of the hospitality and land development businesses as contemplated in the Restructuring Proposal, the Company's primary remaining asset will be its interest in an equipment sales and leasing business, which it currently operates through Crescent Machinery Company, a wholly owned subsidiary corporation of the Company ("Crescent Machinery"). To accommodate tax planning and investing objectives of the various parties to the transactions in the Restructuring Proposal, immediately prior to the closing of the transactions contemplated by the Restructuring Proposal, Crescent Operating will transfer Crescent Machinery's business to a newly-formed limited partnership by merging Crescent Machinery into Crescent Machinery Company, L.P., a Delaware limited partnership ("CMC LP"), with CMC LP as the surviving entity. CMC LP is a wholly owned subsidiary of CMC Holdings LP, which in turn is a wholly owned subsidiary of Crescent Operating. To raise additional capital anticipated to be used to fund the operations of CMC LP, and to repay certain indebtedness, Crescent Operating, Crescent Machinery, CMC Holdings LP and COPI Colorado, LP, a Delaware limited partnership in which Crescent Operating is the sole general partner and owns a 60% general partner interest ("COPI Colorado"), have entered into an amended and restated securities purchase agreement with SunTx, Crescent LP and CEH. The securities purchase agreement provides for, among other things, the sale of (i) 10,000 Series A Convertible Redeemable Preferred Units of Partnership Interest of CMC Holdings LP (the "Series A Preferred Partnership Interests") to CEH for $10.0 million; and (ii) 19,000 Series B Convertible Redeemable Preferred Units of Partnership Interest of CMC Holdings LP (the "Series B Preferred Partnership Interests") to SunTx for $19.0 million. As a result of the sale and issuance of these preferred partnership interests, Crescent Operating's percentage ownership interest in CMC Holdings LP, which consists entirely of direct ownership of a common limited partnership interest and indirect ownership of a general partnership interest, will be reduced to approximately 24%. Under CMC Holding's LP's limited partnership agreement, as amended and restated, both the Series A Preferred Partnership Interests and the Series B Preferred Partnership Interests may, at the option of the holder, subject to certain conditions, be (1) exchanged for shares of Crescent Operating common stock, or (2) converted into common limited partnership interests of CMC Holdings LP. In connection with its purchase of the Series B Preferred Partnership Interests, SunTx will also receive a warrant to purchase 2,800,000 shares of Company common stock for $0.01 per share. Pursuant to the terms of the securities purchase agreement, COPI Colorado will sell 661,518 (60%) of the shares of Crescent Operating common stock owned by COPI Colorado to Crescent LP, and immediately following the asset sale on the closing date, COPI Colorado will liquidate and distribute all of its remaining assets, to its partners, including Crescent Operating, in accordance with the terms of COPI Colorado's limited partnership agreement. The assets to be distributed include the $11.0 million in cash received by COPI Colorado as consideration in the asset sale and the proceeds of the sale to Crescent LP of 661,518 shares of Crescent Operating common stock owned by COPI Colorado. See "Certain Relationships and Related Transactions" in the accompanying proxy statement for information regarding the personal interests of a director and officer of Crescent Operating in the asset sale and COPI Colorado liquidation.



         In connection with the Restructuring Proposal, and conditioned upon the approval and consummation of the transactions included in the Restructuring Proposal, Crescent Operating will use its commercially reasonable best efforts to engage in a rights offering to its existing stockholders for the sale of up to $15.0 million of Crescent Operating common stock. As soon as practicable after closing the Restructuring Proposal transactions, Crescent Operating will distribute to each holder of its common stock as of a set record date rights to purchase additional shares of Crescent Operating common stock at a purchase price equal the lesser of (a) the average of the reported closing prices for Crescent Operating common stock for the twenty (20) trading days immediately preceding the fifth day prior to the commencement date of the rights offering, or (b) the average of the reported closing prices for Crescent Operating common stock for the twenty (20) trading days immediately following the commencement date of the rights offering. The rights, while not listed on an exchange, will be transferable. The Restructuring Proposal is not conditioned upon, nor is Crescent Operating's business plan dependent upon, the success of the rights offering. It is a condition to the closing of the transactions under the Securities Purchase Agreement that John C. Goff, Richard E. Rainwater, Harry H. Frampton, III, and certain of their respective affiliates enter into an agreement in which they commit to purchase at least $1.6 million and possibly up to $3.0 million of Crescent Operating common stock in connection with the rights offering. The rights offering is intended simply as a means to raise funds to further reduce Crescent Operating's remaining debt burden. Crescent Operating anticipates using the net proceeds from the rights offering to reduce the amount outstanding under the Americold Loan, as herein defined. This notice does not constitute an offer of any securities for sale. The rights offering would be effectuated pursuant to an effective registration statement that would be filed with the Securities and Exchange Commission.



         THE COMPANY'S MANAGEMENT BELIEVES THAT THE TRANSACTIONS IN THE RESTRUCTURING PROPOSAL WILL ENABLE THE COMPANY TO ACHIEVE THREE IMPORTANT
OBJECTIVES: (I) SIGNIFICANTLY REDUCE THE COMPANY'S DEBT BURDEN, WHICH, ABSENT THE TRANSACTIONS CONTEMPLATED BY THE RESTRUCTURING PROPOSAL OR A SIMILAR FUNDAMENTAL RESTRUCTURING, THE COMPANY WILL BE UNABLE TO PAY IN A TIMELY MANNER,
(II) CREATE A SIMPLER STRUCTURE FOR CRESCENT OPERATING, AND (III) CREATE A STRONGER EQUIPMENT COMPANY UPON WHICH NEW MANAGEMENT MAY FOCUS ITS EFFORTS TO GROW AND DEVELOP.



         IN THE EVENT THE RESTRUCTURING PROPOSAL IS NOT APPROVED, IT IS UNLIKELY THE COMPANY WILL BE ABLE TO CONTINUE AS A GOING CONCERN. IN THIS REGARD, IT IS OF NOTE THAT THE AUDITOR'S REPORT FILED IN CONNECTION WITH THE COMPANY'S CURRENT ANNUAL REPORT ON FORM 10-K IS QUALIFIED BY A REFERENCE TO THE COMPANY'S RECURRING NET LOSSES, NET CAPITAL DEFICIENCIES, DEFERRED OBLIGATIONS THAT MATURE IN 2001 AND SUBSTANTIAL DEBT MATURING IN 2002. THE AUDITOR'S REPORT STATES THAT THE COMPANY'S OPERATIONS "DO NOT PROVIDE SUFFICIENT CASH FLOW TO SERVICE THE DEBT AS CURRENTLY STRUCTURED" AND "THESE CONDITIONS RAISE SUBSTANTIAL DOUBT ABOUT THE COMPANY'S ABILITY TO CONTINUE AS A GOING CONCERN."



         THE INTERCOMPANY EVALUATION COMMITTEE HAS UNANIMOUSLY RECOMMENDED THE APPROVAL OF, AND THE DISINTERESTED MEMBERS OF THE BOARD OF DIRECTORS OF CRESCENT OPERATING HAVE APPROVED AND UNANIMOUSLY RECOMMENDED THAT YOU VOTE FOR, THE RESTRUCTURING PROPOSAL. THE BOARD OF DIRECTORS OF CRESCENT OPERATING HAS APPROVED EACH OF THE OTHER PROPOSALS AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THOSE PROPOSALS. THE BOARD OF DIRECTORS URGES YOU TO READ CAREFULLY THE ACCOMPANYING PROXY STATEMENT, INCLUDING THE SECTION DESCRIBING RISK FACTORS THAT BEGINS ON PAGE 52.



         The affirmative vote of the holders of a majority of the issued and outstanding shares of common stock will be required to approve the Restructuring Proposal. The required affirmative vote for approval of the proposals to elect two directors to the Company's Board of Directors and to ratify the appointment of Ernst & Young LLP as the Company's auditors, is the majority of the votes cast with respect thereto.



         Consideration of the Restructuring Proposal is an important matter for Crescent Operating and its stockholders. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES OF COMMON STOCK YOU OWN. To assure your representation at the annual meeting, please complete, sign and date the enclosed proxy card and return it in the enclosed prepaid envelope, which requires no postage if mailed in the United States, or if available to you, submit your proxy over the Internet or by telephone. This will allow your shares to be voted whether or not you attend the meeting. If you attend the annual meeting, you may vote in person even if you have previously returned your proxy. Please refer to "Questions and Answers About the Annual Meeting - How Can I Vote?" on page 20.

         Detailed information concerning the Restructuring Proposal and the related transactions is set forth in the accompanying proxy statement. Whether or not you plan to attend the annual meeting, I urge you to read the enclosed material carefully.

                                        Sincerely,


                                        John C. Goff
                                        Vice Chairman, President and Chief
                                        Executive Officer

















THE PROXY STATEMENT IS DATED OCTOBER 29, 2001 AND IS FIRST BEING MAILED TO STOCKHOLDERS OF THE COMPANY ON OR ABOUT NOVEMBER 1, 2001.

                            CRESCENT OPERATING, INC.
                          777 TAYLOR STREET, SUITE 1050
                             FORT WORTH, TEXAS 76102



                                   ----------



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


         The annual meeting of stockholders of Crescent Operating, Inc., a Delaware corporation ("Crescent Operating" or the "Company") will be held at The Fort Worth Club, located at 306 West 7th Street, Fort Worth, Texas, on Thursday, December 6, 2001, at 10 a.m., Central Time, for the following purposes:


         o To consider and approve certain major interrelated and mutually dependent sale, restructuring and financing transactions, all as parts of a single proposal (the "Restructuring Proposal"), which include:


                  (i) the sale by Crescent Operating and its subsidiaries of all of their hospitality business assets and all of the shares of stock of its subsidiary corporations that are engaged in the land development business (such transactions sometimes collectively referred to herein as the "asset sale") to Crescent Real Estate Equities Limited Partnership, a Delaware limited partnership, or affiliates ("Crescent LP");



                  (ii) the issuance and sale by Crescent Machinery Holdings, L.P., a Delaware limited partnership and wholly owned subsidiary of Crescent Operating ("CMC Holdings LP"), of two separate series of preferred limited partnership interests to SunTx CMLP, Inc., a Delaware corporation ("SunTx"), and CRE Equipment Holdings, LLC, a Delaware limited liability company wholly owned by Crescent LP ("CEH"), and the issuance to SunTx by Crescent Operating of a warrant to purchase 2,800,000 shares of Crescent Operating common stock (or, in the event SunTx does not consummate the transaction, the issuance and sale of all of such securities to CEH on the amended terms described below in the accompanying proxy statement);



                  (iii) the adoption of a Second Amended and Restated Certificate of Incorporation of the Company for the purpose of
                  (a) increasing the authorized number of shares of common stock, par value $0.01 per share, from 22,500,000 to 800,000,000, (b) eliminating the control shares provision of
                  Article XV (an anti-takeover provision), (c) eliminating all restrictions on the Company's ability to engage in all lawful activities, provided that the Company shall be restricted from taking any action that could adversely affect its ability to maintain its qualification as a "taxable REIT subsidiary" or the ability of Crescent Real Estate Equities Company ("Crescent Equities"), the parent company of the general partner of Crescent LP, to maintain its qualification as a REIT, (d) requiring the affirmative vote of at least 75% of the Company's Board of Directors to approve any of certain listed extraordinary corporate actions and to approve any action to revoke any committee of the Board of Directors or to repeal or modify the powers of any such committee (or establish another committee with conflicting powers), and (e) requiring that all directors be present to constitute a quorum for purposes of any vote to amend the Company's bylaws; and


                  (iv) the future sale by Crescent Operating of its indirect 40% interest in Americold Logistics, LLC, a Delaware limited liability company ("Americold Logistics") engaged in the temperature-controlled logistics business, provided that any such sale is made to such buyer and on such terms as Vornado Operating, Inc., a Delaware corporation ("VOO"), sells its 60% interest in Americold Logistics, subject to an increase in the percentage of the net proceeds payable to VOO in recognition of its right to receive a management fee, all as may be approved by Crescent LP, Vornado Realty Trust, a Maryland real estate investment trust ("Vornado") and VOO.



         o Elect two persons to the Company's Board of Directors to serve until their terms expire at the annual meeting of stockholders of the Company for 2004, and until their successors are duly elected and qualify.


         o Ratify the appointment by the Board of Directors of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2001.

         o Transact such other business as may properly come before the meeting or any adjournment(s) thereof.


         Only stockholders of record at the close of business on October 3, 2001 will be entitled to notice of, and to vote at, the annual meeting or any adjournment or postponement thereof.


                                        By order of the Board of Directors,


                                        John C. Goff
                                        Vice Chairman, President and Chief
                                        Executive Officer


Dated:  October 29, 2001


YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED. PROXIES ARE REVOCABLE, AND YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON AT THE ANNUAL MEETING.

                                TABLE OF CONTENTS


SUMMARY TERM SHEET................................................................................................1

         THE RESTRUCTURING PROPOSAL AND RESTRUCTURING TRANSACTIONS................................................1

                  Restructuring Transactions Requiring Stockholder Approval.......................................1

                  Restructuring Transactions Not Requiring Stockholder Approval...................................1

                  The Asset Sale..................................................................................2

                  The CMC Holdings LP Preferred Partnership Interest Sale.........................................4

                  Crescent Operating Charter Amendment...........................................................11

                  Possible Future Sale of the Americold Investment...............................................13

                  Installation of the Restructuring Slate to the Board of Directors..............................13

                  Use of Proceeds from the Restructuring Transactions............................................14

                  Why are the Board of Directors and the Intercompany Evaluation Committee recommending that I vote to approve the Restructuring Proposal?...........................................15

                  What will happen to Crescent Operating if the Restructuring Proposal is not approved?..........15

                  What are the future prospects of Crescent Operating if the transactions in the
                           Restructuring Proposal are consummated?...............................................16

                  What stockholder vote is required to approve the Restructuring Proposal?.......................17

                  Does the Restructuring Proposal Entitle me to Dissenters' Rights?..............................17

         THE ELECTION OF DIRECTORS...............................................................................17

         THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS........................18

WHERE CAN I FIND MORE INFORMATION?...............................................................................18

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE..................................................................18

WHO CAN HELP ANSWER MY QUESTIONS.................................................................................19

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING...................................................................19

FORWARD LOOKING STATEMENTS.......................................................................................22

THE ANNUAL MEETING...............................................................................................22

         PURPOSES................................................................................................22

         RECORD DATE AND OUTSTANDING SHARES......................................................................23

         QUORUM AND VOTING.......................................................................................23

         PROCEDURAL MATTERS......................................................................................25

         COSTS OF PROXY SOLICITATION.............................................................................25

SELECTED FINANCIAL INFORMATION...................................................................................25

PROPOSAL NUMBER ONE:  THE RESTRUCTURING PROPOSAL.................................................................33

         THE RESTRUCTURING PROPOSAL AND RESTRUCTURING TRANSACTIONS...............................................33

                  Restructuring Transactions Requiring Stockholder Approval......................................33

                  Restructuring Transactions Not Requiring Stockholder Approval..................................34

         BACKGROUND OF THE RESTRUCTURING TRANSACTIONS............................................................34

         REASONS FOR THE TRANSACTIONS IN THE RESTRUCTURING PROPOSAL..............................................36

         FAIRNESS OPINION OF FINANCIAL ADVISOR...................................................................39

         RISK FACTORS............................................................................................53

                  Indebtedness; Lack of Adequate Capital if Not Approved.........................................53

                  Focus of Company Business; Dependence Upon Remaining Business Segments.........................55

                  Risks Relating to Equipment Sales and Leasing..................................................55

                  Risks Relating to Remaining Debt...............................................................56

                  Substantial Dilution to Existing Stockholders..................................................57

                  Risks Related to the Rights Offering and the Rights Price......................................58

                  Change of Control and Conflicts of Interest....................................................59

         THE ASSET SALE..........................................................................................61

                  The Companies..................................................................................61

                  The Asset Purchase Agreement...................................................................63

         The CMC HOLDINGS LP Preferred Partnership Interests Sale................................................67

                  Parties to the Transaction.....................................................................68

                  Description of the Preferred Partnership Interests.............................................69

                  Calculation for Exchanges, Conversions and Redemptions and Upon Liquidation....................69

                  Liquidation Preference.........................................................................69

                  Redemption.....................................................................................70

                  Exchange or Conversion.........................................................................70

                  Voting Rights..................................................................................72

                  Right to Participate in Issuance of Additional Partnership Interests...........................73

                  The Securities Purchase Agreement..............................................................73

                  Use Of Proceeds................................................................................80

         ADDITIONAL AGREEMENTS...................................................................................80

                  CEH Voting Agreement...........................................................................80

                  SunTx Voting Agreement.........................................................................81

                  CMC LP Registration Rights Agreement...........................................................81

                  Crescent Operating Registration Rights Agreement...............................................82

                  Warrant........................................................................................83

                  Rights Offering Agreement......................................................................83

                  Loan Agreements................................................................................84

                  Letter Agreement...............................................................................85

                  Administrative Support Agreement...............................................................85

                  Third Amendment to Preferred Share Purchase Rights Agreement...................................86

                  Acknowledgement of Exchange....................................................................86

         EFFECT ON STOCKHOLDERS..................................................................................86

         STOCKHOLDER APPROVAL....................................................................................86

         AMENDMENT TO CRESCENT OPERATING'S CERTIFICATE OF INCORPORATION..........................................86

         PURPOSE AND EFFECT OF THE PROPOSED CHARTER AMENDMENTS...................................................88

         POSSIBLE FUTURE SALE OF THE AMERICOLD INVESTMENT........................................................89

         INSTALLATION OF THE RESTRUCTURING SLATE.................................................................90

                  Restructuring Slate............................................................................90

                  Advisory Director..............................................................................92

         INTERESTS OF CERTAIN PERSONS IN THE RESTRUCTURING PROPOSAL..............................................93

         CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE RESTRUCTURING PROPOSAL...................................94

         STOCKHOLDER APPROVAL....................................................................................94

         BOARD OF DIRECTORS AND COMMITTEE RECOMMENDATION.........................................................94

PROPOSAL NUMBER TWO ELECTION OF DIRECTORS........................................................................95

         BOARD OF DIRECTORS......................................................................................95

PROPOSAL NUMBER THREE: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS.......................................96

OTHER MATTERS....................................................................................................97

         COMMITTEES OF THE BOARD OF DIRECTORS....................................................................97

         EXECUTIVE COMPENSATION..................................................................................98

         SUMMARY COMPENSATION TABLE..............................................................................98

         STOCK OPTION GRANTS.....................................................................................99

         OPTION EXERCISES........................................................................................99

         ACCELERATED VESTING OF OPTIONS AND RESTRICTED STOCK.....................................................99

         AGGREGATED OPTION EXERCISES DURING 2000 AND OPTION VALUES..............................................100

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION.........................................100

         REPORT OF THE AUDIT COMMITTEE..........................................................................102

         PERFORMANCE GRAPH......................................................................................103

BENEFICIAL OWNERSHIP............................................................................................104

         STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT............................................104

                  Beneficial Ownership..........................................................................104

         SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE................................................107

         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.........................................................108

                  Transactions with Crescent Equities and Certain Officers of Crescent Equities and the
                           Company..............................................................................108

                  Intercompany Agreement with Crescent LP.......................................................109

                  Leases with Crescent Equities and Related Management Agreements...............................109

                  Financing Arrangements with Crescent Equities.................................................111

                  Crescent Resort Development, Inc..............................................................112

         LEGAL PROCEEDINGS......................................................................................114

STOCKHOLDER PROPOSALS AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD IN 2002..................................115

                  Form 10-K Annual Report.......................................................................116

                                   ANNEX INDEX



Annex A           Agreement for the Purchase and Sale of Assets and Stock


Annex B Form of Crescent Machinery Holdings, L.P. Amended and Restated Limited Partnership Agreement


Annex C Form of Crescent Operating, Inc. Second Amended and Restated Certificate of Incorporation

Annex D           Fairness Opinion of Houlihan Lokey Howard & Zukin Financial
                  Advisors, Inc.


Annex E           Amended and Restated Securities Purchase Agreement


Annex F           Form of Warrant

                               SUMMARY TERM SHEET



         THIS SUMMARY HIGHLIGHTS SELECTED INFORMATION FROM THIS PROXY. FOR A MORE COMPLETE DESCRIPTION OF THE TERMS OF THE TRANSACTIONS INCLUDED IN THE RESTRUCTURING PROPOSAL, INCLUDING THE CRESCENT OPERATING ASSET SALE, THE SALE AND ISSUANCE OF THE CMC HOLDINGS LP PREFERRED PARTNERSHIP INTERESTS, THE ADOPTION OF A SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF CRESCENT OPERATING AND THE FUTURE SALE BY CRESCENT OPERATING OF ITS INTEREST IN AMERICOLD LOGISTICS, YOU SHOULD READ CAREFULLY THE SECTION "PROPOSAL NUMBER ONE
- THE RESTRUCTURING PROPOSAL."


THE RESTRUCTURING PROPOSAL AND RESTRUCTURING TRANSACTIONS

RESTRUCTURING TRANSACTIONS REQUIRING STOCKHOLDER APPROVAL

         The transactions that comprise the Restructuring Proposal are:


         o the sale by Crescent Operating and its subsidiaries of all of their hospitality business assets and all of the shares of stock of its subsidiary corporations that are engaged in the land development business, to Crescent LP for $78.4 million;



         o the issuance and sale by CMC Holdings LP, a wholly owned subsidiary of Crescent Operating, of two separate series of preferred limited partnership interests to SunTx and CEH for aggregate consideration of $29.0 million, and the issuance to SunTx by Crescent Operating of a warrant to purchase 2,800,000 shares of Crescent Operating common stock (or, in the event that SunTx does not consummate the transaction, the issuance and sale of all of such securities to CEH, on the terms described in "The CMC Holdings LP Preferred Partnership Interests Sale -- The Securities Purchase Agreement -- Purchase of All Securities by CEH");



         o the adoption of a Second Amended and Restated Certificate of Incorporation of Crescent Operating; and



         o the future sale by Crescent Operating of its indirect 40% interest in Americold Logistics, a limited liability company engaged in the temperature-controlled logistics business, if and when, and to such buyer and on such terms as, VOO sells its 60% interest in Americold Logistics, subject to an increase in the percentage of the net proceeds payable to VOO in recognition of its existing right to receive a management fee, all as approved by Crescent LP, Vornado and VOO.


RESTRUCTURING TRANSACTIONS NOT REQUIRING STOCKHOLDER APPROVAL

         The related transactions that are not part of the Restructuring Proposal include:


         o adoption by the Company's Board of Directors of a resolution providing for a fixed number of directors (seven), who will continue to be divided into three separate classes, with the members of each class elected in successive years to serve for terms of three years;



         o the resignation of existing directors and re-appointment or initial appointment, consistent with the Company's existing organizational documents, of seven directors (the "Restructuring

                  Slate") to fill the vacancies created by the resignations in order to constitute the Board of Directors, which will continue to be divided into three separate classes, as described in "--Installation of the Restructuring Slate";



         o adoption of a resolution by the Company's Board of Directors establishing (i) a special nominating committee initially composed of the two Class I directors in the Restructuring Slate (the "Class I Special Nominating Committee"), (ii) a special nominating committee initially composed of the two Class II directors in the Restructuring Slate (the "Class II Special Nominating Committee"), and (iii) a special nominating committee initially composed of the three Class III directors in the Restructuring Slate (the "Class III Special Nominating Committee"), with each such committee assigned the sole and exclusive power and authority to (i) nominate on behalf of the Board of Directors candidates for election to their respective directorship class, (ii) fill any vacancies in their respective directorship class, and (iii) elect successor members of and fill any vacancies on their respective special nominating committee. The Class II Special Nominating Committee will automatically terminate and be dissolved at such time as less than 20% of the Series A Preferred Partnership Interests (or any securities received upon conversion or exchange of such preferred interests) are held by CEH and its affiliates. The Class III Special Nominating Committee will automatically terminate and be dissolved at such time as less than 20% of the Series B Preferred Partnership Interests (or any securities received upon conversion or exchange of such preferred interests) are held by SunTx and its affiliates. The Class I Special Nominating Committee will automatically terminate and be dissolved at such time as both the Class II Special Nominating and the Class III Special Nominating Committee have been terminated and dissolved; and



         o entering into the other agreements described under "--The CMC Holdings LP Preferred Partnership Interests Sale -- Additional Agreements."


The transactions listed above under "Restructuring Transactions Requiring Stockholder Approval" and "Restructuring Transactions Not Requiring Stockholder Approval" are collectively referred to as the "Restructuring Transactions."

THE ASSET SALE

The Companies


         o Crescent Operating, Inc.: Crescent Operating was formed on April 1, 1997 by Crescent Equities and Crescent LP. Crescent Operating was formed to be the lessee and operator of certain of the assets owned or to be acquired by Crescent LP and to perform pursuant to an agreement (the "Intercompany Agreement") with Crescent LP. Under the Intercompany Agreement, Crescent Operating and Crescent LP agreed to provide each other with rights to participate in certain transactions. Crescent Operating also engages in the equipment sales and leasing business and holds an indirect interest in Americold Logistics, which operates a temperature controlled logistics business. Crescent Operating no longer expects to receive additional business opportunities derived from Crescent LP pursuant to the Intercompany Agreement, which will be terminated as part of the transactions under the Restructuring Proposal.

         o Crescent Real Estate Equities Company: Crescent Equities operates as a real estate investment trust (a "REIT") for federal income tax purposes, and, together with its subsidiaries, is a fully-integrated real estate company. Crescent Equities, which conducts its operations through Crescent LP, provides management, leasing and development services with respect to some of its properties. As a result of a change in tax laws, effective January 1, 2001, Crescent LP is no longer prohibited from operating the land development business and leasing the hospitality properties now operated or leased by Crescent Operating. Crescent LP has agreed to purchase the assets related to the operation and leasing of these businesses from Crescent Operating and its subsidiaries for $78.4 million in canceled rent and debt obligations and cash.



Terms of the Asset Sale (See Pages 62-66)



         Crescent Operating and certain of its subsidiaries and affiliates, including COPI Colorado, LP, a Delaware limited partnership ("COPI Colorado") in which Crescent Operating owns a 60% interest as its sole general partner, have entered into an agreement to sell to Crescent LP or its affiliates all of the assets related to Crescent Operating's hospitality business and all of the shares of stock in certain subsidiary corporations engaging in the land development business. The terms of the asset sale are set forth in the Agreement for the Purchase and Sale of Assets and Stock (the "Asset Purchase Agreement"), by and among Crescent LP, Crescent Operating, and the following direct and indirect subsidiaries of Crescent Operating: RoseStar Management, LLC, RoseStar Southwest, LLC, Canyon Ranch Leasing, L.L.C., Wine Country Hotel, LLC, COI Hotel Group, Inc., and COPI Colorado. The Asset Purchase Agreement is attached to this proxy statement as Annex A (the "Asset Purchase Agreement"). The assets to be sold are:



         o all of the assets related to Crescent Operating's hospitality business, including (a) certain leases and subleases of real property described as the "hotel properties," and various other business contracts, licenses, working capital and the other assets of the following Crescent Operating subsidiaries:
                  RoseStar Management LLC, RoseStar Southwest, LLC, Canyon Ranch Leasing, L.L.C., Wine Country Hotel, LLC, and COI Hotel Group, Inc. and (b) certain other assets, parcels of land and the related furniture, fixtures and equipment located at Canyon Ranch - Tucson;



         o all of the shares of the voting common stock owned by Crescent Operating or its subsidiaries, including COPI Colorado, in each of Crescent Resort Development, Inc. ("CRDI") (formerly Crescent Development Management Corporation), CRL Investments, Inc., CRE Diversified Holdings, Inc., Desert Mountain Development Corporation, WOCOI Investment Company and The Woodlands Land Company, Inc., each of which is a corporation operating in the land development business; and


         o all of the membership interests of CR License LLC owned by Crescent Operating.


         The purchase price for the assets (including the shares of subsidiary companies) is approximately $78.4 million, consisting of $11.0 million in cash, as described in the following paragraph, and the cancellation of $67.4 million in rent and debt obligations owed by Crescent Operating and its subsidiaries to Crescent LP. The purchase price is subject to certain adjustments. See "The Asset Purchase Agreement - Purchase Price." Crescent LP will also assume substantially all of the Company's liabilities related to the hospitality business, excluding any tax liabilities that may arise from the sale of the hospitality business assets, and will effectively also relieve the Company of all liabilities related to its land business by purchasing the stock of the Company's subsidiaries that are engaged in that business.

         As part of the asset sale transaction, COPI Colorado will sell all of its shares of CRDI to Crescent LP for $11.0 million in cash. In addition, as required under the Securities Purchase Agreement, COPI Colorado will sell 661,518 (60%) of its 1,102,530 shares of Crescent Operating common stock to Crescent LP at a price per share equal to the last reported closing price for Crescent Operating common stock on the OTC Bulletin Board on the day of sale. In connection with and immediately following the asset sale and the sale of the Crescent Operating common stock, COPI Colorado will be liquidated and Crescent Operating will receive its pro rata 60% share of COPI Colorado's net assets, such share consisting of approximately $7.1 million in cash (its 60% share of the proceeds from the sale of the CRDI stock and 60% of all cash in COPI Colorado's bank accounts) and all of the cash proceeds from COPI Colorado's sale of the shares of Crescent Operating common stock to Crescent LP. The remaining 40% share of COPI Colorado's net assets, including the 441,012 shares of Crescent Operating common stock not sold by COPI Colorado, will be distributed to COPI Colorado's other partners, John C. Goff and Harry H. Frampton. Crescent Operating will assume all of COPI Colorado's liabilities after its liquidation. The cash received by Crescent Operating in the liquidating distribution will be immediately conveyed to Crescent Equities in payment of a portion of outstanding debt. One of COPI Colorado's two other partners, John C. Goff, is Crescent Operating's President, Chief Executive Officer and Vice-Chairman of the Board of Directors. See "Certain Relationships and Related Transactions" for information regarding the distributions payable to Mr. Goff in the COPI Colorado liquidation.



Conditions to Completion of Asset Sale (See Page 64)



         The completion of the asset sale is subject to the satisfaction or waiver of various closing conditions, including approval of the Restructuring Proposal by Crescent Operating's stockholders, continuing effectiveness of the fairness opinion from J.P. Morgan Securities, Inc. to the Intercompany Evaluation Committee of the Board of Crescent Equities as to the financial fairness of the consideration to be paid in the transaction to Crescent Equities, including its subsidiaries; continuing effectiveness of the fairness opinion from Houlihan Lokey Howard and Zukin Financial Advisors, Inc. to the Intercompany Evaluation Committee of the Board of Crescent Operating as to the financial fairness of the transaction to the public stockholders of Crescent Operating; delivery of mutual releases of claims by Crescent LP and Crescent Operating and various conditions customary in a transaction of this type. In addition, as a condition to the closing of the asset sale, the equity investments in CMC Holdings LP by CEH and SunTx described below under "The CMC Holdings LP Preferred Partnership Interests Sale" must be completed contemporaneously with the asset sale.



THE CMC HOLDINGS LP PREFERRED PARTNERSHIP INTERESTS SALE



         Crescent Operating, Crescent Machinery Company, a Texas corporation ("Crescent Machinery"), CMC GP, LLC, a Delaware limited liability company ("CMC GP LLC") that is a wholly owned subsidiary of Crescent Operating and the sole general partner of CMC LP, CMC LP, CMC Holdings LP, COPI Colorado, CEH, Crescent LP and SunTx have entered into a securities purchase agreement (as amended and restated, the "Securities Purchase Agreement") for the issuance and sale of certain partnership interests by CMC Holdings LP. Crescent Machinery currently operates Crescent Operating's equipment sales and leasing business. Immediately prior to the closing of the Restructuring Transactions, Crescent Operating will transfer Crescent Machinery's business to a newly-formed limited partnership by merging Crescent Machinery into Crescent Machinery Company, L.P., a Delaware limited partnership, ("CMC LP"), with CMC LP as the surviving entity. CMC LP is a wholly owned subsidiary of CMC Holdings LP, which in turn is a wholly owned subsidiary of Crescent Operating. References in this Proxy Statement to CMC LP as operator of the equipment sales and leasing business with respect to periods prior to the completion of such merger should be deemed to instead refer to Crescent Machinery. The Securities Purchase Agreement provides for the issuance and sale of:



         o 10,000 units of Series A Convertible Redeemable Preferred Partnership Interests of CMC Holdings LP ("Series A Preferred Partnership Interests") to CEH for an aggregate purchase price of $10.0 million;



         o 19,000 units of Series B Convertible Redeemable Preferred Partnership Interests of CMC Holdings LP ("Series B Preferred Partnership Interests", and together with the Series A Preferred Partnership Interests, the "Preferred Partnership Interests") to SunTx for an aggregate purchase price of $19.0 million; and



         o a warrant to purchase 2,800,000 shares of Crescent Operating common stock for $0.01 per share to be issued to SunTx (the "Warrant").



         Under certain circumstances in which SunTx fails to close its purchase of the Series B Preferred Partnership Interests under the Securities Purchase Agreement, CEH may elect to assume the obligations of SunTx under the Securities Purchase Agreement and purchase the Series B Preferred Partnership Interests, in addition to its purchase of the Series A Preferred Partnership Interests, under certain modified terms set forth in the Securities Purchase Agreement. See "The CMC LP Preferred Partnership Interests Sale -- The Securities Purchase Agreement" below.



         As described below under "Terms of the Preferred Partnership Interests and Warrant," two of the key features of the Preferred Partnership Interests are their convertibility, subject to certain conditions, into common limited partnership interests of CMC Holdings LP and their exchangeability, subject to certain conditions, for shares of Crescent Operating common stock. The rates for conversion and exchange of the Preferred Partnership Interests will be calculated in accordance with formulas based upon the exercise price to purchase shares in Crescent Operating's planned rights offering. The exercise price will be based upon the average market price of Crescent Operating common stock for certain periods near the commencement of the rights offering (the "Rights Price"). In the event the rights offering is not consummated by June 30, 2002, the Rights Price will be equal to the average closing price for the twenty (20) trading days immediately prior to December 31, 2001. These calculations are described under "Proposal Number One: The Restructuring Proposal -- The CMC Holdings LP Preferred Partnership Interests Sale -- Exchange or Conversion." Because these calculations are based upon future market prices of Crescent Operating common stock, the conversion and exchange rates for the Preferred Partnership Interests are not yet determinable. For purposes of example only, assuming the completion of the transactions under the Securities Purchase Agreement and the exchange of all Preferred Partnership Interests into shares of Crescent Operating common stock, using exchange rates calculated based upon a range of assumed Rights Prices from $0.07 to $1.00 (and excluding the effect of the annual exchange value increases attributable to the Preferred Partnership Interests) and assuming full exercise of the Warrant by SunTx, SunTx will own between 295,107,692 and 23,164,416 and CEH will own between 61,349,693 and 4,286,327 shares of Crescent Operating common stock, constituting from 80.2% to 59.6% for SunTx and from 16.7% to 11.0% for CEH, of the then outstanding Crescent Operating common stock on a fully-diluted basis (excluding the effect of the exercise of any outstanding options, none of which were in-the-money as of the date of this proxy statement, or any other future equity issuances). Accordingly, assuming a Rights Price within the above-specified range, and assuming no other issuances of Crescent Operating common stock (including any issuances in the rights offering), Crescent Operating's existing stockholders may expect their collective ownership percentage in Crescent Operating common stock to be diluted to between the ranges of 3.1% and 29.4%.



         The primary purpose of the sale by CMC Holdings LP of the Preferred Partnership Interests is to fund a reduction of the substantial debt obligations of CMC LP including repayment of approximately $20.4 million of outstanding debt owed to Crescent Operating by CMC LP. It is anticipated that the remaining proceeds from the sale will be used for working capital for CMC LP.



Terms of the Preferred Partnership Interests and Warrant (See Pages 67-72 and
81)



         The terms of the Preferred Partnership Interests will be established in the Amended and Restated Limited Partnership Agreement of CMC Holdings LP, the form of which is attached to this proxy statement as Annex B. The following is a summary of the principal terms of the Preferred Partnership Interests:



         o For purposes of calculating the value of the Series A Preferred Partnership Interests upon any exchange, conversion or redemption of the Series A Preferred Partnership Interests, or upon any liquidation of CMC Holdings LP, the value will equal (i) the initial purchase price paid for such interests, less any distributions paid out on such interests (such net amount the "Unrecovered Capital Contribution"), plus (ii) an amount equal to 9% per year on the Unrecovered Capital Contribution for such interests calculated from the date of issuance of such interests through the date of calculation. The 9% per year on the Unrecovered Capital Contribution could increase in the event that Crescent Operating incurs and does not repay prior to the closing of the Restructuring Transactions additional debt to Crescent LP, but in no event will the rate be increased to more than 14.5%.



         o For purposes of calculating the value of the Series B Preferred Partnership Interests upon any exchange or conversion of the Series B Preferred Partnership Interests, the value will equal (i) the Unrecovered Capital Contribution on such interests, plus (ii) an amount equal to 6% per year (for as long as such interests are outstanding) on the Unrecovered Capital Contribution for such interests calculated from the date of issuance of such interests through the earlier of the date of calculation, or the third anniversary of the date such interests were issued. For purposes of calculating the value of the Series B Preferred Partnership Interests upon any redemption of such interests, or upon any liquidation of CMC Holdings LP, the value will equal (i) the Unrecovered Capital Contribution on such interests, plus (ii) an amount equal to 8% per year on the Unrecovered Capital Contribution for such interests calculated from the date of issuance of such interests through the date of calculation.



         o At the option of the holders, the Series A Preferred Partnership Interests are either exchangeable for shares of Crescent Operating common stock at a price per share equal to
                  2.333 times the Rights Price or convertible into common limited partnership interests of CMC Holdings LP at $0.96 per unit. Notwithstanding the foregoing, if after three years after the closing of the Restructuring Transactions, Crescent Operating's interest in Americold Logistics has not been sold or CEH has not received the REIT-related legal opinion referenced in the next sentence, then the conversion price of the Series A Preferred Partnership Interests will thereafter be equal to 1.866 times the Rights Price. The rights of holders to exchange the Series A Preferred Partnership Interests for Crescent Operating common stock will begin on the date CEH receives a legal opinion of its counsel regarding the effect of certain actions on the REIT tax status of Crescent Equities and its affiliates. The right of holders to convert Series A

                  Preferred Partnership Interests into common limited partnership interests will begin on the second anniversary of the closing of the transactions under the Securities Purchase Agreement and end on the later to occur of (i) the date CEH receives a legal opinion of its counsel regarding the effect of certain actions on the REIT tax status of Crescent Equities and its affiliates, and (ii) the date on which there exists no material litigation or liability related to Crescent Operating and attributable to the period prior to the effective date of the Amended and Restated Limited Partnership Agreement.



         o At the option of the holders, the Series B Preferred Partnership Interests are either exchangeable for shares of Crescent Operating common stock at a price per share equal to
                  0.933 times the Rights Price or convertible into common limited partnership interests of CMC Holdings LP at $0.64 per unit. Notwithstanding the foregoing, if after three years after the closing of the Restructuring Transactions, Crescent Operating's interest in Americold Logistics has not been sold or CEH has not received the REIT-related legal opinion referenced in the next sentence then the conversion price of the Series B Preferred Partnership Interests will thereafter be equal to 0.746 times the Rights Price. The right of holders to exchange the Series B Preferred Partnership Interests for Crescent Operating common stock will begin on the date CEH receives a legal opinion of its counsel regarding the effect of certain actions on the REIT tax status of Crescent Equities and its affiliates. The right of holders to convert Series B Preferred Partnership Interests into common limited partnership interests will begin immediately upon closing of the transactions under the Securities Purchase Agreement and end on the later to occur of (i) the date CEH receives a legal opinion of its counsel regarding the effect of certain actions on the REIT tax status of Crescent Equities and its affiliates, and (ii) the date on which there exists no material litigation or liability related to Crescent Operating and attributable to the period prior to the effective date of the Amended and Restated Limited Partnership Agreement.



         o The Series A Preferred Partnership Interests may be redeemed by CMC Holdings LP at any time upon either the unanimous consent of the Board of Directors of COPI CMC GP, Inc. ("CMC GP"), CMC Holdings LP's sole general partner, or the vote of a majority in interest of each class of limited partnership interest of CMC Holdings LP, other than the Series A Preferred Partnership Interests.



         o The Series B Preferred Partnership Interests will be redeemed by CMC Holdings LP upon request by the holders of at least 50% of the outstanding units of Series B Preferred Partnership Interests, subject to the unanimous consent of the Board of Directors of CMC GP, and provided that the Series B Preferred Interests may not be redeemed prior to the redemption of the Series A Preferred Interests without the prior consent of the holders of a majority of the Series A Preferred Interests then outstanding.



         o The Preferred Partnership Interests will have a preferential right to receive distributions upon the liquidation of CMC Holdings LP prior to any distributions to the partners generally, including Crescent Operating.



         o The Series A Preferred Partnership Interests and the Series B Preferred Partnership Interests will generally be entitled to vote as separate classes in connection with certain special actions of CMC Holdings LP such as creation or issuance of additional securities by CMC Holdings LP or merger, consolidation or significant disposition transactions.

         o The Warrant will entitle SunTx to purchase 2,800,000 shares of Crescent Operating common stock at an exercise price of $0.01 per share. The Warrant may be exercised in whole or in part for one year following the later to occur of (i) the date CEH has received a legal opinion of its counsel regarding the effect of certain actions on the REIT tax status of Crescent Equities and its affiliates, and (ii) the date on which no material litigation or liability related to Crescent Operating and attributable to the period prior to the effective date of the Amended and Restated Limited Partnership Agreement exists, provided that in no event may the Warrant be exercised at any time after the fifth anniversary of the date of issuance of the Warrant. The Warrant will be freely assignable and transferable, in whole or in part.



         o In the event SunTx does not fulfill its obligation under the Securities Purchase Agreement to purchase the Series B Preferred Partnership Interests and otherwise consummate the transactions contemplated by the Securities Purchase Agreement, CEH has the option to elect to purchase the Series B Preferred Partnership Interest in substitution for SunTx. In the event CEH purchases the Series B Preferred Partnership Interests instead of SunTx, the preferred return on the Series B Preferred Partnership Interests for purposes of conversion and exchange calculations will be 12% per year (rather than 6%) and will accrue for as long as such interests are outstanding (rather than terminating after the third anniversary of the date such interests are issued).



The Securities Purchase Agreement (See Pages 72-79)


         The Securities Purchase Agreement sets forth the terms and conditions of the sale of the Preferred Partnership Interests and the issuance to SunTx of the Warrant to purchase shares of Crescent Operating common stock. The following is a summary of the principal terms and conditions contained in the Securities Purchase Agreement:


         o Crescent Operating, Crescent Machinery, CMC Holdings LP, CMC LP and CMC GP LLC are prohibited from soliciting, encouraging or facilitating proposals from any person for any other sale transactions or business combinations (described in more detail under "Proposal Number 1: The Restructuring Proposal - The CMC Holdings LP Preferred Partnership Interests Sale - The Securities Purchase Agreement - Covenants") and, if the Crescent Operating Board of Directors accepts a competing proposal from another person after determining that such competing proposal is more favorable from a financial point of view to the equity holders of Crescent Operating, Crescent Machinery or CMC Holdings LP, then Crescent Operating, Crescent Machinery and CMC Holdings LP will be jointly and severally obligated to pay to SunTx a fee of $1.1 million.


         o The parties have made representations, warranties and covenants customary for a private placement of securities.


         o The closing of the transactions contemplated by the Securities Purchase Agreement is subject to, among other things, the approval by Crescent Operating's stockholders of the Restructuring Proposal, the receipt of all necessary regulatory approvals, and the closing of the asset sale under the Asset Purchase Agreement.

         o The closing of the transactions contemplated by the Securities Purchase Agreement is also subject to the consummation of a private placement whereby SunTx Fulcrum Fund, L.P., an affiliate of SunTx, raises capital commitments of at least $75.0 million, including a commitment by CEH to invest up to $19.0 million in such fund.



         o Pursuant to the Securities Purchase Agreement, COPI Colorado will sell 661,518 (60%) of its 1,102,530 shares of Crescent Operating common stock to Crescent LP at a price per share equal to the last reported closing price for Crescent Operating common stock on the OTC Bulletin Board on the day of sale.



         o Pursuant to the terms of the Securities Purchase Agreement, immediately following the closing of the asset sale, COPI Colorado will distribute all of its remaining assets (including without limitation all of the cash consideration received by COPI Colorado in the asset sale and from the sale of its shares of Crescent Operating common stock) to its partners, including Crescent Operating, pro rata in accordance with the terms of COPI Colorado's limited partnership agreement. One of COPI Colorado's two other partners, each of whom will receive his pro rata share of the COPI Colorado liquidation distribution, is John C. Goff, Crescent Operating's President, Chief Executive Officer, Vice-Chairman and a member of its Board of Directors. See "Certain Relationships and Related Transactions" for additional information regarding the distributions to be made to Mr. Goff in the COPI Colorado liquidation. Crescent Operating will assume all of COPI Colorado's liabilities after its liquidation.


Additional Agreements

         The parties have also entered into or agreed to enter into additional agreements in connection with the Securities Purchase Agreement, including the following:


         o        CEH Voting Agreement/SunTx Voting Agreement. Richard E.
                  Rainwater, John C. Goff and Jeffrey L. Stevens and certain of their affiliates, CEH and SunTx will enter into voting agreements pursuant to which they will be obligated to vote in favor of those directors nominated by the board of Crescent Operating.



         o Management Rights Agreement. Crescent Operating, Crescent Machinery, CMC LP and SunTx Capital Management Corp. ("SunTx Capital"), have entered into a management rights agreement dated as of February 6, 2001, pursuant to which SunTx Capital has performed certain administrative services and provided financial advice to Crescent Operating, Crescent Machinery and CMC LP, for which services SunTx Capital has been paid a fee of $1.0 million.


         o Administrative Services Agreement. Crescent Operating and CMC LP will enter into a three year agreement, pursuant to which CMC LP will pay Crescent Operating a monthly fee of $50,000 to perform certain administrative services on its behalf.


         o Registration Rights Agreements. Crescent Operating, Crescent LP, CEH and SunTx will enter into a registration rights agreement, pursuant to which Crescent Operating will grant Crescent LP, CEH and SunTx demand registration rights, "piggyback" registration rights and rights to register securities for resale on Form S-3 with respect to their equity interests in Crescent Operating.

                  In addition, CMC Holdings LP, CEH and SunTx will enter into a registration rights agreement, pursuant to which CMC Holdings LP will grant to CEH and SunTx demand registration rights, "piggyback" registration rights and rights to register securities for resale on Form S-3 with respect to their equity interests in CMC Holdings LP.



         o Letter Agreement. Crescent Operating and SunTx will enter into an agreement, pursuant to which Crescent Operating will agree to vote against the removal of the directors of CMC GP and against any amendments to the bylaws of CMC GP.



         o Working Capital Line. Crescent LP will make available a standby line of credit to Crescent Operating in the amount of $5.0 million that Crescent Operating may draw upon for specified purposes and subject to certain restrictions (the "Working Capital Line"). The loan will be secured by a pledge of Crescent Operating's common partnership interest in CMC Holdings LP, and as long as the loan is outstanding, Crescent Operating will be subject to certain restrictions on its activities, including a prohibition on its payment of dividends or borrowing additional funds from third parties. The $5.0 million line of credit will be reduced by the amount of any debt owed to Crescent LP incurred by Crescent Operating to prior to the closing of the Restructuring Transactions.



         o Americold Loan. Crescent LP and Crescent Operating will amend and restate the remaining debt payable by Crescent Operating to Crescent LP (such amendment and restatement, the "Americold Loan") to reflect a principal amount of no more than $16.8 million at 9% interest. The loan will be secured by a pledge of Crescent Operating's common partnership interest in CMC Holdings LP, and as long as the loan is outstanding, Crescent Operating will be subject to certain restrictions on its activities, including a prohibition on its payment of dividends or borrowing of additional funds from third parties.



         o Rights Offering. In connection with the Restructuring Proposal, and conditioned upon the approval and consummation of the transactions included in the Restructuring Proposal, Crescent Operating will use its commercially reasonable best efforts to engage in a rights offering to its existing stockholders. Crescent Operating will distribute to each holder of its common stock as of a set record date rights to purchase additional shares of Crescent Operating common stock at a price per share equal to the Rights Price. The Company expects to distribute rights to purchase up to $15.0 million worth of Crescent Operating stock in the rights offering. Crescent Operating anticipates using the net proceeds from the rights offering to reduce the amount outstanding under the Americold Loan. This notice does not constitute an offer of any securities for sale. The rights offering would be effectuated pursuant to an effective registration statement that would be filed with the Securities and Exchange Commission.



         o Administrative Support Agreement. At the closing of the sale of the Preferred Partnership Interests, Crescent Operating and CMC LP will enter into an administrative support agreement. The administrative support agreement will provide that Crescent Operating will perform certain management oversight services related to the administration and operation of the business and affairs of CMC LP, including assistance in connection with the preparation and filing of registration statements filed by CMC LP if any, and related matters. CMC LP will pay to Crescent Operating a management fee of $50,000 per month and reimburse

                  Crescent Operating for all reasonable out-of-pocket costs and expenses incurred by it in connection with the performance of these services for a term of three years.



         o        Third Amendment to Preferred Share Purchase Rights Agreement.
                  Pursuant to the Securities Purchase Agreement, Crescent Operating will enter into a Third Amendment to Preferred Share Purchase Rights Agreement with BankBoston, N.A., the rights agent under Crescent Operating's stockholders rights plan. The amendment would provide that the provisions of the rights plan that would otherwise trigger substantial dilution to an acquiring person upon the acquisition of 10% or more of the common stock of Crescent Operating would not apply to transactions by SunTx or any of their respective affiliates. These provisions already do not apply to transactions by Crescent Equities or its affiliates.



         o Acknowledgement of Exchange. Pursuant to the Securities Purchase Agreement, Crescent Operating will execute an Acknowledgement of Exchange whereby Crescent Operating will
                  (i) acknowledge that it has an irrevocable and unconditional obligation to issue common stock of Crescent Operating in exchange for the Series A Preferred Partnership Interests and Series B Preferred Partnership Interests in accordance with the Amended and Restated Limited Partnership Agreement of CMC Holdings LP and (ii) agree to reserve a sufficient number of shares of common stock for issuance upon exchange of the Series A Preferred Partnership Interests and Series B Preferred Partnership Interests.



CRESCENT OPERATING CHARTER AMENDMENT (SEE PAGES 85-87)


         Crescent Operating's Amended and Restated Certificate of Incorporation (the "Charter") currently authorizes the issuance of 10,000,000 shares of preferred stock, par value $0.01 per share, and 22,500,000 shares of common stock, par value $0.01 per share.


         Pursuant to the terms of the Securities Purchase Agreement, CMC Holdings LP will sell Preferred Partnership Interests that are exchangeable for shares of Crescent Operating common stock and Crescent Operating will issue a warrant to purchase up to 2,800,000 shares of Crescent Operating common stock. As a result, Crescent Operating must reserve additional shares of common stock for issuance in the event the holders of such Preferred Partnership Interests elect to exchange them for shares for Crescent Operating common stock.



         The Board of Directors has adopted a resolution that, subject to stockholder approval, the Charter be amended to increase the authorized number of shares of common stock to 800,000,000 shares.


         In addition, under the Securities Purchase Agreement, Crescent Operating is required to amend its Charter as follows:

         o To eliminate the control shares provisions of Article XV (which function as anti-takeover devices);


         o To eliminate all restrictions on the Company's ability to engage in any lawful business, provided that the Company shall be restricted from taking any action that could adversely affect its ability to maintain its qualification as a "taxable REIT subsidiary" or the ability of Crescent Equities to maintain its qualification as a REIT, which provision by its terms may not be amended as long as Crescent Equities is a REIT and owns at least one share of stock of Crescent Operating without the consent of (i) at least a majority of the holders of

                  Crescent Operating stock entitled to vote generally in the election of directors and (ii) at least a majority of the holders of the Series B Preferred Stock (a new series of preferred stock without economic rights that will be established and issued to Crescent Equities solely for the purpose of effecting this voting right in favor of Crescent Equities);


         o To require the affirmative vote of at least 75% of the Company's Board of Directors to approve any of the following extraordinary corporate actions:


                  o taking any action that involves the election or removal of directors of CMC GP, the general partner of CMC Holdings LP;


                  o        amending the Charter of Crescent Operating;


                  o issuing any debt or equity securities or securities convertible into or exchangeable for equity securities of Crescent Operating, or any options or warrants for the purchase of any Crescent Operating common stock;


                  o purchasing or holding beneficially (other than holdings in existence as of the closing date of the Restructuring Transactions) any equity, debt or other securities of any other person;

                  o merging, consolidating or otherwise combining with any other person (except a subsidiary);

                  o selling to any person a material portion of the assets of Crescent Operating (other than with respect to the disposition of the Americold Interest, subject to certain limitations);

                  o purchasing the assets of another person in any transaction outside the ordinary course of business;

                  o liquidating, dissolving or authorizing the filing of any voluntary petition of bankruptcy;


                  o creating, incurring, assuming or suffering to exist any liability with respect to indebtedness for money borrowed other than the Americold Loan, the Working Capital Line and debt owed by Crescent Operating to the sellers of certain businesses as deferred payment for the acquisition of these businesses by Crescent Operating or its subsidiaries (the "Seller Notes");


                  o repurchasing any debt or equity securities of Crescent Operating;

                  o declaring, distributing or paying any dividends, purchasing, redeeming, retiring or otherwise acquiring for value and debt or equity securities or making any distribution of assets to its stockholders;

                  o assuming, guaranteeing, endorsing or otherwise becoming directly or contingently liable on any indebtedness of any other person, or permitting any subsidiary to do the same;

                  o        amending the scope of any officer's authority; or

                  o forming, or delegating any responsibility to, a committee of the Board of Directors;


         o To require the affirmative vote of at least 75% of the Company's Board of Directors to approve any action to change the number of directors on the Company's Board of Directors or to revoke any committee of the Board of Directors or to repeal or modify the powers of any such committee (or establish another committee with conflicting powers); and


         o To require that at least 75% of the Company's Board of Directors be present to constitute a quorum for purposes of any vote to amend the Company's bylaws.

         The Board of Directors has adopted resolutions approving, subject to stockholder approval, the Company's Second Amended and Restated Certificate of Incorporation which amends and restates the Charter to reflect each of the amendments listed above. The adoption of the Second Amended and Restated Certificate of Incorporation is part of the Restructuring Proposal. Regardless of whether the Restructuring Proposal is approved by the Company's stockholders, the adoption of the Second Amended and Restated Certificate of Incorporation is conditioned upon consummation of the Restructuring Transactions, and will be effective only at such time as the Restructuring Transactions are actually consummated.



         Crescent Operating's Second Amended and Restated Certificate of Incorporation (marked to indicate the proposed modifications to the Charter), is included as Annex C to this proxy statement.


POSSIBLE FUTURE SALE OF THE AMERICOLD INVESTMENT


         Pursuant to the Securities Purchase Agreement, Crescent Operating has agreed that it will sell its indirect 40% interest in Americold Logistics if and when, and to such buyer and on such terms and conditions as, VOO sells its 60% interest in Americold Logistics, all as approved by Crescent LP, Vornado and VOO. Crescent Operating's relative interest in the net proceeds of any such sale may not be less than its relative interest in the net proceeds of a liquidation under the partnership agreement of Vornado Crescent Logistics Operating Partnership (the "Americold Partnership"), subject to an increase in the percentage of the net proceeds payable to VOO in any such sale transaction in recognition of its existing right to receive a management fee. The Americold Partnership is the entity through which Crescent Operating and VOO own Americold Logistics. Crescent Operating's temperature-controlled logistics business consists of its 40% partner interest in the Americold Partnership. Americold Logistics currently operates 99 refrigerated storage properties with an aggregate storage capacity of approximately 520 million cubic feet. Americold Logistics is controlled and managed by its 60% partner, VOO. While there is no current proposal for the sale of Crescent Operating's interest in Americold Logistics, and Crescent Operating is unaware of any current plan or pending transaction to sell Americold Logistics, Crescent Operating's long-term plans include the sale of its interest in Americold Logistics.


INSTALLATION OF THE RESTRUCTURING SLATE TO THE BOARD OF DIRECTORS


         The Board of Directors of Crescent Operating currently consists of seven members divided into three classes, with approximately one-third of the total number of directors elected by the stockholders annually. Currently, the individuals serving on the Board of Directors are Richard E. Rainwater, John C. Goff, Jeffrey L. Stevens, Paul E. Rowsey, III, Anthony M. Frank, William A. Abney, and Carl F. Thorne. The terms of Messrs. Abney and Thorne will expire at the annual meeting and both men have declined to stand for re-election at the annual meeting. Rather than fill the resulting vacancies, the Board of Directors has decided, as permitted by the Company's Bylaws, to instead reduce the number of directors from seven to five, effective contemporaneously with the expiration of the terms of Messrs. Abney and Thorne. In order to accomplish the reduction in the number of directors within the three class structure, Messrs. Rainwater and Frank will resign from their current Class III seats on the Board of Directors effective as of the annual meeting and have been nominated and will stand for re-election at the annual meeting to the Class II seats previously held by Abney and Thorne. Assuming the election of both Messrs. Rainwater and Frank, the Board will then consist of five members with Mr. Stevens serving in Class II, Messrs. Rainwater and Frank serving in Class III and Messrs. Goff and Rowsey serving in Class I. See "Proposal Number 2: Election of Directors."


         It is a condition to the closing of the transactions contemplated by the Securities Purchase Agreement (assuming the closing of the transactions by SunTx) that the Board of Directors of Crescent Operating consist of the following seven persons, divided into the classes and serving the terms set forth below and collectively comprising the Restructuring Slate:


                     Name of Director                    Class                 Expiration of Term
                     ----------------                    -----                 ------------------
                     Jeffrey L. Stevens                  I                     2002
                     Nicholas C. Babson                  I                     2002
                     Paul E. Rowsey, III                 II                    2003
                     John C. Goff                        II                    2003
                     Ned N. Fleming                      III                   2004
                     Mark R. Matteson                    III                   2004
                     Charles E. Owens                    III                   2004



         In order to constitute the Board of Directors as described above, upon the approval of the Restructuring Transactions, the Board of Directors will act to increase the number of directors on the Board to seven. All of the members of the Board of Directors will resign and the persons on the Restructuring Slate will be appointed by the outgoing Board to serve as Directors in the respective classes set forth above. Stockholders who vote in favor of the Restructuring Proposal are in effect voting to ratify the Restructuring Slate. Upon the installation of the Restructuring Slate, it is anticipated that Richard E. Rainwater will be appointed by the Board to serve as an advisory director to the Board of Directors. Mr. Rainwater will have no voting rights in such capacity.



USE OF PROCEEDS FROM THE RESTRUCTURING TRANSACTIONS



         Crescent Operating and its subsidiaries will use the proceeds from the Restructuring Transactions (including $20.4 million to be paid to Crescent Operating by CMC Holdings LP in repayment of CMC LP's debt to Crescent Operating) as follows: (i) repayment of all accrued rent and other outstanding debt owed by Crescent Operating to Crescent Equities other than an anticipated remaining debt balance on the Americold Loan estimated at approximately $16.8 million (see "Proposal No. 1: The Restructuring Proposal -- Additional Agreements -- Loan Agreements"); (ii) repayment of the entire $15.0 million balance outstanding under Crescent Operating's line of credit with Bank of America; and (iii) distribution of approximately $2.4 million to each of John C. Goff and Harry H. Frampton, III, as partners of COPI Colorado, of their pro rata shares of proceeds from the liquidation of COPI Colorado (Messrs. Goff and Frampton will also each receive 220,506 shares of Crescent Operating in the COPI Colorado liquidation). After the use of proceeds from the Restructuring Transactions as intended, Crescent Operating anticipates that its total debt balance owed to all parties, including the $16.8 million outstanding under the Americold Loan, will be approximately $20.3 million. CMC LP, Crescent Operating's equipment sales and leasing subsidiary, maintains debt related to its operations, and will have outstanding debt after the use of proceeds from the Restructuring Transactions. Such operational debt totaled approximately $97.9 million at September 30, 2001, $66.7 of which was in default as of September 30, 2001. The line of credit with Bank of America is backed by a support agreement under which John C. Goff, the President, Chief Executive Officer and Vice-Chairman of the Board of Directors of Crescent Operating, and Richard E. Rainwater, the Chairman of the Board of Directors of Crescent Operating and its largest stockholder, have substantial contingent obligations in the event of any default on the line of credit by Crescent Operating. See "Proposal Number 1: The Restructuring Proposal -- Interests of Certain Persons in the Restructuring Proposal" for additional information on these obligations.

WHY ARE THE BOARD OF DIRECTORS AND THE INTERCOMPANY EVALUATION COMMITTEE RECOMMENDING THAT I VOTE TO APPROVE THE RESTRUCTURING PROPOSAL? (SEE PAGES 35-38)



         Crescent Operating's Board of Directors believes that the terms of the transactions in the Restructuring Proposal, including the asset sale to Crescent LP or its affiliates, the sale of the Preferred Partnership Interests to CEH and SunTx, the proposed Charter amendments and the future sale of Crescent Operating interest in Americold Logistics, are fair to and in the best interests of Crescent Operating and its stockholders. In arriving at this conclusion, Crescent Operating's Board of Directors considered restructuring through a bankruptcy reorganization (if Crescent Operating were not forced into Chapter 7 liquidation) compared to the Restructuring Proposal. Recognizing that Crescent Operating does not generate enough revenue to service outstanding debt, the Board determined that significantly reducing the Company's debt and focusing on the equipment sales and leasing business would be Crescent Operating's best opportunity to provide adequate liquidity and potential profitability. The Company's management believes that the Restructuring Transactions will enable the Company to achieve three important objectives: (I) significantly reduce the Company's debt burden which, absent the transactions contemplated by the Restructuring Proposal or a similar fundamental restructuring, the Company will be unable to repay in a timely manner, (II) create a simpler structure for Crescent Operating, and (III) create a stronger equipment company upon which new management may focus its efforts to grow and develop. THE DISINTERESTED MEMBERS OF CRESCENT OPERATING'S BOARD OF DIRECTORS HAVE UNANIMOUSLY VOTED TO APPROVE THE RESTRUCTURING PROPOSAL AND RECOMMEND THAT YOU VOTE FOR THE RESTRUCTURING PROPOSAL. Board of Director members Richard E. Rainwater and John C. Goff each recused themselves from the Board's vote on the Restructuring Proposal due to conflicts of interest resulting from their investments in, and positions held with, Crescent LP and Crescent Equities and their interests in the Restructuring Proposal. See "Beneficial Ownership -- Certain Relationships and Related Transactions," and "Proposal Number 1: The Restructuring Proposal -- Interests of Certain Persons in the Restructuring Proposal."



         Crescent Operating's Intercompany Evaluation Committee has also evaluated the fairness of the terms of the Restructuring Transactions and has unanimously approved the terms of the Restructuring Proposal and the Restructuring Transactions. The Intercompany Evaluation Committee is a standing committee of the Board of Directors composed of directors who are not officers or directors of Crescent Equities. In arriving at the conclusion stated above, the Intercompany Evaluation Committee relied, in part, on the opinion of Houlihan Lokey Howard & Zukin Financial Advisors, Inc., an independent financial advisor engaged by the Board of Directors, that the sale of the assets and stock to CEH and the issuance and sale by CMC Holdings LP of the Preferred Partnership Interests to CEH and SunTx as contemplated by the Restructuring Proposal are fair to the public stockholders of Crescent Operating from a financial point of view.


WHAT WILL HAPPEN TO CRESCENT OPERATING IF THE RESTRUCTURING PROPOSAL IS NOT APPROVED?

         Crescent Operating currently does not have sufficient sources of funds to meet its obligations. If the Restructuring Proposal is not approved, or if the Restructuring Transactions are not consummated for any other reason, the Board of Crescent Operating may determine that Crescent Operating should seek bankruptcy protection. It is anticipated that Crescent Operating's stockholders would receive nothing in the event Crescent Operating were to declare bankruptcy.

WHAT ARE THE FUTURE PROSPECTS OF CRESCENT OPERATING IF THE RESTRUCTURING TRANSACTIONS ARE CONSUMMATED?


         If the Restructuring Proposal is approved by Crescent Operating's stockholders and the Restructuring Transactions are consummated, and assuming the sale of Crescent Operating's indirect 40% interest in Americold Logistics, Crescent Operating's business will consist solely of its indirect 24% interest in CMC LP. CMC Holdings LP intends to use the proceeds it receives in the Restructuring Transactions to provide working capital to CMC LP, allowing CMC LP to develop and strengthen its construction industry equipment sales, rental and service business. In the event the Americold Logistics interest is not sold, Crescent Operating will work with VOO and the new Chief Operating Officer of Americold Logistics to establish and implement a new business plan to increase the profitability of Americold Logistics.



         CMC Holdings LP has been working with SunTx Capital Partners and has engaged SunTx's strategic partner, Bain & Company, Inc., a global business strategic consulting firm, to complete a strategic business review of CMC LP's equipment business. A new business plan was developed by CMC Holdings LP and Bain & Company and will be implemented under the leadership of CMC LP's new chief executive officer, Eric E. Anderson. Mr. Anderson comes to CMC LP immediately from serving as interim chief operating officer of a company in a turnaround situation in an unrelated industry. Mr. Anderson's previous experience also includes serving as chairman and chief executive officer of Aviall, Inc. (NYSE: AVL), a publicly traded aerospace distribution company, where he was instrumental in a successful turnaround in 1996.



         The immediate business plan for CMC LP will focus on bringing CMC LP's expenses in line with its revenues and creating liquidity. This will include efforts to reduce operating costs and excess or underutilized assets. The new business plan will focus on growth, achieving minimum levels of return on invested capital and attempting to eliminate defaults under existing financing arrangements. To increase returns from CMC LP's equipment distribution and rental business, several factors will be carefully reviewed, including the mix among equipment sales, rental and service programs; evaluation of current CMC LP suppliers or suppliers CMC LP may use in the future to maximize the solutions CMC LP can offer to its customers; standardizing best practices across all branch locations and implementing new compensation programs directly linking pay to performance. Increased liquidity and new capital will provide CMC LP the opportunity to expand its business and achieve profitability. CMC LP will seek opportunities to expand through acquisition or development to provide improved geographic coverage and additional product and service lines not currently offered. In addition, CMC LP intends to continue to actively attempt to dispose of under-performing assets.



         Following the closing of the Restructuring Transactions, CMC LP will be a wholly owned subsidiary of CMC Holdings LP. CMC Holdings LP will own a 99% limited partnership interest in CMC LP, and will be the sole member of CMC GP LLC, which in turn will own the remaining 1% general partner interest in CMC LP. Crescent Operating will own a 1.0% general partner interest and a 23.0% common limited partner interest in CMC Holdings LP. CEH will own a 19.7% Series A Preferred limited partnership interest and SunTx will own a 56.3% Series B Preferred limited partnership interest, such percentages calculated based upon full conversion of the Preferred Partnership Interests into CMC Holdings LP common limited partnership interests. However, if after three years after the closing date of the Restructuring Transactions, Crescent Operating's interest in Americold Logistics has not been sold or CEH has not received a legal opinion of its counsel to the effect that certain actions on the REIT tax status of Crescent Equities and its affiliates, then upon full conversion of the Preferred Partnership Interests, assuming a range of Rights Prices from $0.07 to $1.00, the ownership interests of CMC Holdings LP by

Crescent Operating, CEH, and SunTx will fall within the following ranges:
Crescent Operating will own a general partner interest of from 0.1% to 1.2% and a common limited partner interest of from 2.7% to 27.9%; CEH will own a common limited partner interest of from 16.8% to 12.3%; and SunTx will own a common limited partner interest of from 80.4% to 58.6%.


WHAT STOCKHOLDER VOTE IS REQUIRED TO APPROVE THE RESTRUCTURING PROPOSAL?


         The Restructuring Proposal, including approval of (a) the sale by Crescent Operating and its subsidiaries of all of their hospitality business assets, and all of the shares of stock of certain subsidiary corporations that are engaged in the land development business, (b) the sale and issuance of the Preferred Partnership Interests by CMC Holdings LP and the issuance of the Warrant by Crescent Operating, (c) the adoption of Crescent Operating's Second Amended and Restated Certificate of Incorporation and (d) the future sale of Crescent Operating's indirect 40% interest in Americold Logistics, requires the affirmative vote of at least a majority of the shares of Crescent Operating common stock that are outstanding and entitled to vote for approval.



         As of the record date, October 3, 2001, the shares of Crescent Operating common stock held by these persons constituted 11.9% of the outstanding shares entitled to vote at the annual meeting. Crescent Operating believes that under Delaware law, the shares of Crescent Operating common stock held by COPI Colorado are not by statute entitled to vote because such shares are held by an entity controlled by Crescent Operating. However, although Crescent Operating believes the shares held by COPI Colorado are not entitled to vote, it is anticipated that COPI Colorado will nonetheless deliver a proxy voting its shares in favor of Restructuring Proposal in contemplation of the possibility that it may later be determined that such shares were legally entitled to vote. Crescent Operating is requiring the affirmative vote of a majority of the outstanding shares of Crescent Operating common stock it believes to be entitled to vote (thus excluding for all purposes the shares held by COPI Colorado) in order to approve the Restructuring Proposal.


DOES THE RESTRUCTURING PROPOSAL ENTITLE ME TO DISSENTERS' RIGHTS?

         Delaware corporate law, which governs Crescent Operating as a Delaware corporation, does not afford dissenters' or appraisal rights in connection with any of the Restructuring Transactions. Therefore, Crescent Operating stockholders have no dissenters' or appraisal rights with respect to the Restructuring Proposal or the Restructuring Transactions.


THE ELECTION OF DIRECTORS



         The Board of Directors of Crescent Operating currently consists of seven members divided into three classes, with approximately one-third of the total number of directors elected by the stockholders annually. Currently, the individuals serving on the Board of Directors are Richard E. Rainwater, John C. Goff, Jeffrey L. Stevens, Paul E. Rowsey, III, Anthony M. Frank, William A. Abney, and Carl F. Thorne. The terms of Messrs. Abney and Thorne will expire at the annual meeting and both men have declined to stand for re-election at the annual meeting. Rather than fill the resulting vacancies, the Board of Directors has decided, as permitted by the Company's Bylaws, to instead reduce the number of directors from seven to five, effective contemporaneously with the expiration of the terms of Messrs. Abney and Thorne. In order to accomplish the reduction in the number of directors within the three class structure, Messrs. Rainwater and Frank will resign from their current Class III seats on the Board of Directors effective as of the annual meeting and have been nominated and will stand for re-election at the annual meeting to the Class II seats previously held by Abney and Thorne. Assuming the election of both Messrs. Rainwater and Frank, the Board will then consist of five members with Mr. Stevens serving in Class II, Messrs. Rainwater and Frank serving in Class III and Messrs. Goff and Rowsey serving in Class I. See "Proposal Number Two: Election of Directors."



         It is a condition to the closing of the transactions contemplated by the Securities Purchase Agreement that the Restructuring Slate be installed as the Board of Directors of Crescent Operating. Accordingly, if the Restructuring Transactions are consummated, as permitted by the Company's Bylaws, the Board will act to increase the number of directors on the Board to seven, all members of the Board will resign and the outgoing Board will appoint the persons comprising the Restructuring Slate to the Board of Directors. Upon the installation of the Restructuring Slate, it is anticipated that Mr. Rainwater will be appointed by the Board to serve as an advisory director. For more information on the Restructuring Slate and its installation see "Proposal Number 1: The Restructuring Proposal--Installation of the Restructuring Slate".


THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT
AUDITORS.

         The Board of Directors has appointed, subject to stockholder approval, Ernst & Young LLP as independent auditors for the year ending December 31, 2001.

                       WHERE CAN I FIND MORE INFORMATION?

         Crescent Operating files annual, quarterly, and special reports, proxy statements, and other information with the United States Securities and Exchange Commission (the "SEC"). Crescent Operating's common stock is traded on the Over The Counter Bulletin Board market under the symbol "COPI.OB" You may read and copy any document filed by Crescent Operating at the SEC's public reference facilities or on the SEC's website at http://www.sec.gov.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         The SEC allows Crescent Operating to "incorporate by reference" the information it files with the SEC, which means that Crescent Operating can disclose important information by referring you to documents previously filed with the SEC. The information incorporated by reference is considered a part of this proxy statement, and any later information that Crescent Operating files with the SEC will automatically update and supersede this information.

         Crescent Operating incorporates by reference the following documents, and any additional documents filed by Crescent Operating with the SEC under Sections 13(a), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, between the date of this proxy statement and the date of the Crescent Operating annual meeting:

     - Crescent Operating's annual report on Form 10-K for the fiscal year ended December 31, 2000, and any amendments thereto; and


     - Crescent Operating's quarterly reports on Form 10-Q for the quarters ended March 31, 2001 and June 30, 2001.

         Documents incorporated by reference are available without charge, excluding all exhibits, unless such exhibits have been specifically incorporated by reference in this proxy statement. You may obtain documents incorporated by reference by requesting them in writing or by telephone from Crescent Operating as follows:


                            Crescent Operating, Inc.
                            Attention: Jason Phinney
                          777 Taylor Street, Suite 1050
                             Fort Worth, Texas 76102
                          Phone Number: (817) 339-2200



         In order to ensure timely delivery of the documents, any requests should be made by November 12, 2001. In addition, copies of the documents incorporated by reference may be inspected and copied at the following public reference facilities maintained by the SEC:



                    Judicial Plaza                    Citicorp Center
                    Room 1024                         500 West Madison Street
                    450 Fifth Street, N.W.            Suite 1400
                    Washington, D.C. 20549            Chicago, Illinois 60661


Copies of these materials can also be obtained by mail at prescribed rates from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549, or by calling the SEC at 1-800-SEC-0330. The SEC maintains a website that contains reports, proxy statements, and other information regarding Crescent Operating. The address of the SEC website is http://www.sec.gov.

                        WHO CAN HELP ANSWER MY QUESTIONS?

If you have additional questions about the Restructuring Proposal, you should contact:

         Crescent Operating, Inc.
         Attention: Jeffrey L. Stevens or Jason Phinney
         777 Taylor Street, Suite 1050
         Fort Worth, Texas 76102
         Phone Number: (817) 339-2200


                 QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Q. WHO IS SOLICITING MY PROXY?

A. The Board of Directors of Crescent Operating, Inc.


         The Board of Directors has engaged a third party proxy solicitor, D.F. King & Co., Inc., to assist the employees of Crescent Operating in the solicitation of proxies.

Q. WHERE AND WHEN IS THE ANNUAL MEETING OF STOCKHOLDERS?


A. The annual meeting of the stockholders of Crescent Operating will be held at The Fort Worth Club, located at 306 West 7th Street, Fort Worth, Texas, on Thursday, December 6, 2001, at 10 a.m.


Q. WHAT AM I VOTING ON?

A. Whether to approve the following proposals:


         o The Restructuring Proposal, which includes (i) the sale by Crescent Operating and its subsidiaries to Crescent LP and affiliates of all of their hospitality business assets and all of the shares of stock of certain subsidiaries engaging in the land development business; (ii) approval of the sale and issuance by CMC Holdings LP of 10,000 units of Series A Preferred Partnership Interests to CEH and 19,000 units of Series B Preferred Partnership Interests to SunTx for total consideration of $29.0 million, and the issuance to SunTx of a warrant to purchase 2,800,000 shares of Crescent Operating common stock (or, in the event that SunTx does not consummate the transaction, the issuance and sale of all of such securities to CEH); (iii) approval of the adoption of the Company's Second Amended and Restated Certificate of Incorporation, including amendments to the Charter (a) increasing the authorized number of shares of common stock issuable from 22,500,000 to 800,000,000, (b) eliminating
                  Article XV of the Charter, which contains control share provisions that operate as anti-takeover devices, (c) eliminating all restrictions on the Company's ability to engage in all lawful activities other than actions that could adversely affect its ability to maintain its qualification as a "taxable REIT subsidiary" or the ability of Crescent Real Estate Equities Company ("Crescent Equities"), the parent company of the general partner of Crescent LP, to maintain its qualification as a REIT; (d) requiring the affirmative vote of at least 75% of the Company's Board of Directors to approve any of certain listed extraordinary corporate actions and to approve any action to revoke any committee of the Board of Directors or to repeal or modify the powers of any such committee (or establish another committee with conflicting powers), and (e) requiring that at least 75% of the Company's directors be present to constitute a quorum for purposes of any vote to amend the Company's bylaws; and (iv) approval of the future sale by Crescent Operating of its Americold Logistics investment, if and when, and to such buyer and on such terms as, VOO sells its 60% interest and as may be approved by Crescent LP, Vornado Realty Trust and VOO, subject to an increase in the portion of the net proceeds payable to VOO in recognition of its existing right to receive a management fee.



         o The election of two directors to the Company's Board of Directors to serve until their terms expire at the annual meeting of 2004, and until their successors are duly elected and qualify.


         o The ratification of the appointment by the Board of Directors of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2001.


Q. HOW CAN I VOTE?



A. Carefully read this document and indicate on the proxy card how you want to vote. You may cast your vote in any of the following ways: (a) By Written Proxy: sign, date and mail your proxy card in the enclosed prepaid return envelope as soon as possible; (b) By Telephone and Internet: all share owners of record also can vote their proxies by touchtone telephone from the U.S. and Canada, using the toll-free telephone number on the proxy card, or by the Internet, using the procedures and instructions described on the proxy card and other enclosures. Street name holders may vote by telephone or the Internet if their bank or broker makes those methods available, in which case the bank or broker will enclose the instructions with the proxy statement. The telephone and Internet voting procedures, including the use of control numbers, are designed to authenticate share owners' identities, to allow share owners to vote their shares, and to confirm that their instructions have been properly recorded; (c) In Person: all share owners may vote in person at the meeting (unless they are street name holders without a legal proxy, as described below).


         You should indicate your vote now even if you expect to attend the annual meeting and vote in person. Indicating your vote now will not prevent you from later canceling or revoking your proxy right at any time prior to the vote at the annual meeting and will ensure that your shares are voted if you later find you cannot attend the annual meeting. IF YOU DO NOT VOTE (IN PERSON OR BY PROXY), THIS WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE RESTRUCTURING PROPOSAL.


Q. CAN I CHANGE MY VOTE?



A. Yes. You can change your vote in one of the following ways any time before your proxy is voted at the annual meeting by (i) revoking your proxy by written notice to the Secretary of Crescent Operating stating that you would like to revoke your proxy; (ii) only if your prior vote was by written proxy, by completing a new proxy card with a later date and returning it to Crescent Operating prior to the meeting; (iii) only if your prior vote was by telephone, by voting again by telephone prior to 10:00 a.m. Central Time on December 6, 2001; (iv) only if your prior vote was by Internet, by voting again by Internet prior to 10:00 a.m. Central Time on December 6, 2001; or (v) attending the annual meeting and voting in person. Only your last vote will be counted.



Q. MY SHARES ARE HELD IN "STREET NAME." WILL MY BROKER VOTE MY SHARES?


A. With respect to the Restructuring Proposal, your broker will vote your shares only if you provide him or her with instructions on how to vote. You should follow the directions provided by your broker regarding how to instruct him or her to vote the shares. Otherwise, your broker will not be permitted to vote your shares on the Restructuring Proposal. IF YOU DO NOT INSTRUCT YOUR BROKER ON HOW TO VOTE, THIS WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE RESTRUCTURING PROPOSAL.

Q. WHOM SHOULD I CONTACT WITH QUESTIONS?


A. If you have any questions about the transaction you should contact either Jeffrey L. Stevens or Jason Phinney at Crescent Operating's principal executive offices located at 777 Taylor Street, Suite 1050, Fort Worth, Texas 76102; tel.
(817) 339-2200. If you need additional copies of this proxy statement or the enclosed proxy card, you should contact Sunnye Rigby at 817-339-2219.

Q. WHAT HAPPENS IF I SELL MY SHARES BEFORE THE ANNUAL MEETING?


A. The record date for the annual meeting is October 3, 2001. If you hold your Crescent Operating shares on the record date but subsequently transfer your Crescent Operating shares after the record date and before the annual meeting, you will retain your right to vote at the annual meeting.


                           FORWARD LOOKING STATEMENTS

         This Proxy Statement and the documents incorporated by reference, contain forward-looking statements, which reflect Crescent Operating's current views with respect to future events, which may impact its results of operations and financial condition. In this Proxy Statement, the words "anticipates," "believes," "expects," "intends," "future," "may," "will," "should," "plans," "estimates," "potential," or "continue," or the negative of these terms, or other similar expressions, identify forward-looking statements. These forward-looking statements are only predictions and are subject to risks and uncertainties and other factors, including those set forth in the section entitled "Risk Factors" and elsewhere in this Proxy Statement and the documents incorporated by reference which could cause actual future results to differ materially from historical results or those described in the forward-looking statements. The forward-looking statements contained in this Proxy Statement should be considered in light of these factors. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required under the federal securities laws and the rules and regulations of the Securities and Exchange Commission, we have no intention or obligation to update publicly any forward-looking statements after we distribute this Proxy Statement, whether as a result of new information, further events or otherwise.


                               THE ANNUAL MEETING


PURPOSES

         The annual meeting is being held to consider and vote on the following proposals to:


         o Approve the Restructuring Proposal, which includes (i) approval of the sale by Crescent Operating and its subsidiaries to Crescent LP or its affiliates of all of the hospitality business assets and all of the shares of stock of certain subsidiaries that are engaged in the land development business; (ii) approval of the sale and issuance by CMC Holdings LP of 10,000 Series A Preferred Partnership Interests of CMC Holdings LP to CEH and 19,000 Series B Preferred Partnership Interests of CMC Holdings LP to SunTx and for total consideration of $29.0 million and the issuance to SunTx of a warrant to purchase up to 2,800,000 shares of Crescent Operating common stock; (iii) approval of the adoption of the Company's Second Amended and Restated Certificate of Incorporation, including amendments to the Charter, increasing the authorized number of shares of common stock issuable from 22,500,000 to 800,000,000, eliminating Article XV of the Charter (which contains control share provisions that operate as anti-takeover devices), eliminating all restrictions on the Company's ability to engage in all lawful activities other than actions that could adversely affect its ability to maintain its qualification as a "taxable REIT subsidiary" or the ability of Crescent Equities to maintain its qualification as a REIT; requiring the affirmative vote of at least 75% of the Company's Board of Directors to approve any of certain listed extraordinary corporate actions and to approve any action to revoke any committee of the Board of Directors or to repeal or modify the powers of any such committee (or establish another committee with conflicting powers), and requiring that at least 75% of the Company's Board of Directors be present to constitute a quorum for purposes of any vote to amend the Company's Bylaws; and (iv) approval of the future sale by Crescent Operating of its Americold Logistics investment, if and when, and to such buyer and on such terms, as VOO sells its 60% interest, subject to an increase in the percentage of net proceeds payable to VOO in recognition of its existing right to receive a management fee, all as may be approved by Crescent LP, Vornado Realty Trust and VOO.



         o Elect two persons to the Company's Board of Directors to serve until their terms expire at the annual meetings of stockholders of the Company for 2004, and until their successors are duly elected and qualify.


         o Ratify the appointment by the Board of Directors of Ernst & Young LLP as Crescent Operating's independent auditors for the fiscal year ended December 31, 2001.

         o Transact such other business as may properly come before the meeting or any adjournment(s) thereof.


         THE INTERCOMPANY EVALUATION COMMITTEE HAS UNANIMOUSLY RECOMMENDED THE APPROVAL OF, AND THE DISINTERESTED MEMBERS OF THE CRESCENT OPERATING BOARD OF DIRECTORS HAVE APPROVED AND UNANIMOUSLY RECOMMENDED THAT YOU VOTE FOR, THE RESTRUCTURING PROPOSAL. THE CRESCENT OPERATING BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED (1) THE ELECTION OF TWO DIRECTORS TO THE BOARD OF DIRECTORS AND (2) THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS CRESCENT OPERATING'S AUDITORS FOR 2001 AND RECOMMENDS THAT YOU VOTE FOR THESE PROPOSALS.


RECORD DATE AND OUTSTANDING SHARES


         Only stockholders of record as the close of business on October 3, 2001 (the "Record Date") are entitled to notice of, and to vote at, the annual meeting. At the close of business on the Record Date, 11,442,791 shares of Crescent Operating common stock, par value $0.01 per share, were issued, outstanding and entitled to vote at the annual meeting. Each outstanding share is entitled to one vote. Shares cannot be voted at the annual meeting unless the holder thereof is present or represented by proxy.


QUORUM AND VOTING


         Except as noted below, all holders of record of Crescent Operating common stock at the close of business on the Record Date are entitled to notice of, and to vote at, the annual meeting and at any and all adjournments thereof. Each holder of common stock is entitled to one vote at the annual meeting for each share held by such stockholder. Crescent Operating, as sole general partner of COPI Colorado, holds the power to vote the 1,102,530 shares of Crescent Operating common stock held by COPI Colorado. Crescent Operating believes that under Delaware law, the shares of Crescent Operating common stock held by COPI Colorado are not by statute entitled to vote because such shares are held by an entity controlled by Crescent Operating. However, although Crescent Operating believes the shares held by COPI Colorado are not entitled to vote, it is anticipated that COPI Colorado will nonetheless deliver a proxy voting its shares in favor of Restructuring Proposal in contemplation of the possibility that it may later be determined that such shares were legally entitled to vote. Crescent Operating is requiring the affirmative vote of a majority of the outstanding shares of Crescent Operating common stock it believes to be entitled to vote (thus excluding for all purposes the shares held by COPI Colorado) in order to approve the Restructuring Proposal. Accordingly, the number of shares outstanding and entitled to vote at the annual meeting for purposes of Proposal One, the Restructuring Proposal, is 10,340,261 and the affirmative vote of at least 5,170,131 shares of Crescent Operating Common Stock will be required to approve the Restructuring Proposal.


         The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock of Crescent Operating entitled to vote is necessary to constitute a quorum for the transaction of business at the annual meeting. Votes cast in person or by proxy, abstentions, ballots marked with "withhold authority" and broker non-votes (i.e., shares held by a broker or nominee which are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be tabulated by the inspectors of election and will be included in determining whether a quorum is present.


         Under Delaware law, approval of certain items of the Restructuring Proposal, including approval of the asset sale and approval of the amendments to the Charter, will require the affirmative vote of a majority of the shares of common stock outstanding and entitled to vote. Although other parts of the Restructuring Proposal, including the issuance and sale of the Preferred Partnership Interests, may have lesser legal voting requirements for stockholder approval, or may not require stockholder approval at all, because all of these actions are included in the single Restructuring Proposal, none of the actions proposed will be approved unless the Restructuring Proposal is approved by the affirmative vote of a majority of the outstanding shares of common stock entitled to vote, thus excluding the shares held by COPI Colorado. The proposal to elect two directors to the Company's Board of Directors and the proposal for the ratification of Ernst & Young LLP as Crescent Operating's auditors will both require the affirmative vote of a majority of the votes cast with respect thereto. Crescent Operating believes that COPI Colorado, is not, under Delaware law, entitled to vote the 1,102,530 shares of Crescent Operating common stock held by COPI Colorado because such shares are held by an entity controlled by Crescent Operating. Accordingly, the number of shares outstanding and entitled to vote on the Restructuring Proposal as of the Record Date is 10,340,261. The affirmative vote of a majority of these shares is required for the approval of the Restructuring Proposal. For purposes of determining whether the two nominees for director are elected and whether the ratification of Ernst & Young LLP as Crescent Operating's auditors is approved, abstentions and broker non-votes will not constitute votes cast and, as a result, will have no effect on the outcome of the vote on such proposal.



         YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE VOTE AS SOON AS POSSIBLE TO MAKE SURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING. TO VOTE YOUR SHARES, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IN LIEU OF VOTING BY WRITTEN PROXY YOU MAY VOTE BY PROXY BY TELEPHONE USING THE TOLL-FREE TELEPHONE NUMBER ON THE PROXY CARD, OR BY THE INTERNET USING THE PROCEDURES AND INSTRUCTIONS DESCRIBED ON THE PROXY CARD AND OTHER ENCLOSURES. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU ARE A HOLDER OF RECORD, YOU MAY ALSO CAST YOUR VOTE IN PERSON AT THE ANNUAL MEETING. IF YOUR SHARES ARE HELD IN AN ACCOUNT AT A BROKERAGE FIRM OR BANK, YOU MUST INSTRUCT THEM ON HOW TO VOTE YOUR SHARES. IF YOU DO NOT VOTE OR DO NOT INSTRUCT YOUR BROKER OR

BANK HOW TO VOTE, IT MAY JEOPARDIZE CRESCENT OPERATING'S ABILITY TO OBTAIN A QUORUM, THEREBY RESULTING IN A FAILURE TO APPROVE THE PROPOSALS.


PROCEDURAL MATTERS

         A proxy for use at the annual meeting and a return envelope are enclosed. Shares of Crescent Operating's common stock represented by a properly executed written proxy and delivered pursuant to this solicitation, and not later revoked, will be voted at the annual meeting in accordance with the instructions indicated in such proxy. If no instructions are given, the properly executed proxy will be voted "FOR" each of the proposals set forth in this proxy statement. If any other matter or business is properly brought before the annual meeting or any adjournment or postponement thereof, the persons named in the proxy are authorized to vote the proxy in accordance with their judgment and discretion. The Board of Directors is not aware of any such matter of business to be presented for consideration.


         A STOCKHOLDER WHO HAS GIVEN A PROXY MAY REVOKE IT AT ANY TIME PRIOR TO ITS EXERCISE AT THE ANNUAL MEETING BY ANY ONE OF THE FOLLOWING ACTIONS: (I) GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF CRESCENT OPERATING; (II) ONLY IF THE PRIOR VOTE WAS BY WRITTEN PROXY, BY PROPERLY SUBMITTING A DULY EXECUTED PROXY BEARING A LATER DATE; (III) ONLY IF THE PRIOR VOTE WAS BY TELEPHONE, BY CASTING A SUBSEQUENT VOTE BY TELEPHONE PRIOR TO THE ANNUAL MEETING; (IV) ONLY IF THE PRIOR VOTE WAS BY INTERNET, BY CASTING A SUBSEQUENT VOTE BY INTERNET PRIOR TO THE ANNUAL MEETING; OR (V) VOTING IN PERSON AT THE ANNUAL MEETING. ONLY THE LAST VOTE OF A STOCKHOLDER WILL BE COUNTED. ALL WRITTEN NOTICES OF REVOCATION SHOULD BE ADDRESSED AS FOLLOWS: CRESCENT OPERATING, INC., 777 TAYLOR STREET, SUITE 1050, FORT WORTH, TEXAS 76102, ATTENTION: JEFFREY L. STEVENS.


COSTS OF PROXY SOLICITATION


         All costs of preparing, assembling and mailing proxy solicitation materials as well as the costs of the proxy solicitation will be borne by Crescent Operating. Crescent Operating has engaged an independent proxy solicitor, D.F. King & Co., Inc., to assist in solicitation or proxies. Under their engagement agreement, D.F. King will receive approximately $10,000 in fees plus five dollars per soliciting phone call to stockholders and expense reimbursements, all of which will be borne by Crescent Operating. Crescent Operating has also made arrangements with brokerage firms, banks, nominees and other fiduciaries to forward proxy solicitation materials for shares held of record by them to the beneficial owners of such shares and to obtain the proxies of such beneficial holders. Crescent Operating will reimburse such persons for postage and reasonable clerical expenses incurred in connection with forwarding such materials and obtaining proxies.


                         SELECTED FINANCIAL INFORMATION

         The following pro forma financial information is presented for informational purposes only and is not necessarily indicative of the financial position or results of operations of Crescent Operating that would have occurred if the Restructuring Proposal had been completed on the dates indicated, nor does it purport to be indicative of future financial position or results of operations. In the opinion of management, all material adjustments necessary to reflect the effect of the Restructuring Proposal have been made.

         The following pro forma consolidated statement of operations of Crescent Operating for the six months ended June 30, 2001 and the year ended December 31, 2000 have been prepared as if the Restructuring Proposal had occurred as of January 1, 2001 and January 1, 2000, respectively. The following pro forma consolidated balance sheet of Crescent Operating as of June 30, 2001 has been prepared as if the Restructuring Proposal had occurred as of June 30, 2001. The pro forma gain associated with the Restructuring Proposal has been calculated as if the Restructuring Proposal had occurred as of June 30, 2001 and such gain amount has been included in the pro forma consolidated statement of operations of Crescent Operating for both the six months ended June 30, 2001 and the year ended December 31, 2000.



         Such pro forma financial information is based in part upon the consolidated financial statements of Crescent Operating for the year ended December 31, 2000 included in Crescent Operating's Form 10-K for the year ended December 31, 2000 and the consolidated financial statement of Crescent Operating for the six months ended June 30, 2001 included in Crescent Operating's Form 10-Q for the quarterly period ended June 30, 2001.

                            CRESCENT OPERATING, INC.
                             PROFORMA BALANCE SHEET
                                  JUNE 30, 2001
                             (AMOUNTS IN THOUSANDS)




                                                                                   Sale of                          Proceeds
                                                                  Crescent      Hospitality and  Proceeds from   from Securities
                                                                 Operating     Land Development   Asset Sale         Purchase
                                                               Historical(A)      Segments(B)     Agreement(C)     Agreement(D)
                                                               -------------   ----------------  -------------   ---------------
CURRENT ASSETS
            Cash and cash equivalents                           $     37,148     $    (37,264)    $     83,012     $     29,000
            Accounts receivable, net                                  44,921          (23,732)          (2,996)              --
            Inventories                                               36,501           (4,826)              --               --
            Notes receivable                                           5,384           (5,318)              --               --
            Real Estate                                              274,516         (274,516)              --               --
            Prepaid expenses and other current assets                 17,487          (14,258)          (2,703)              --
                                                                ------------     ------------     ------------     ------------

                 Total current assets                                415,957         (359,914)          77,313           29,000
                                                                ------------     ------------     ------------     ------------

PROPERTY AND EQUIPMENT, NET                                          206,729         (107,216)              --          (19,826)

INVESTMENTS                                                           78,939          (47,091)         (21,042)          11,132

OTHER ASSETS
            Real estate                                              139,598         (139,598)              --               --
            Intangible assets, net                                    55,115          (42,798)           2,790               --
            Deferred tax assets                                       41,540          (37,891)              --               --
            Other assets                                              25,006          (25,003)             (56)              --
                                                                ------------     ------------     ------------     ------------

                 Total other assets                                  261,259         (245,290)           2,734               --
                                                                ------------     ------------     ------------     ------------

TOTAL ASSETS                                                    $    962,884     $   (759,511)    $     59,005     $     20,306
                                                                ============     ============     ============     ============

CURRENT LIABILITIES
            Accounts payable and accrued expenses               $     82,739     $    (68,670)    $        900     $         --
            Accounts payable and accrued expenses-CEI                 41,336            2,115             (573)              --
            Current portion of long-term debt-CEI                     63,720           (2,000)              --               --
            Current portion of long-term debt                         80,928          (34,983)              --               --
            Deferred revenue                                          88,387          (88,014)              --               --
                                                                ------------     ------------     ------------     ------------

                 Total current liabilities                           357,110         (191,552)             327               --
                                                                ------------     ------------     ------------     ------------

LONG-TERM DEBT-CEI, NET OF CURRENT PORTION                           215,322         (214,487)              --               --

LONG-TERM DEBT, NET OF CURRENT PORTION                               186,758         (105,122)              --               --

DEFERRED TAX LIABILITY                                                    --           (8,773)          23,958           (7,930)
OTHER LIABILITIES                                                     74,755          (74,755)              --               --
                                                                ------------     ------------     ------------     ------------

TOTAL LIABILITIES                                                    833,945         (594,689)          24,285           (7,930)
                                                                ------------     ------------     ------------     ------------

MINORITY INTERESTS                                                   169,128         (169,128)              --               --

COMMITMENTS AND CONTINGENCIES

 SHAREHOLDERS' EQUITY (DEFICIT)
             Preferred stock                                              --               --               --           29,000
             Common stock                                                114               --               --               --
             Additional paid-in capital                               17,754               --               --           19,345
             Deferred compensation on restricted shares                   --               --               --               --
             Accumulated deficit                                     (53,751)              --           34,720          (20,109)
             Treasury stock at cost                                   (4,306)           4,306               --               --
                                                                ------------     ------------     ------------     ------------

 TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                                (40,189)           4,306           34,720           28,236
                                                                ------------     ------------     ------------     ------------

 TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)           $    962,884     $   (759,511)    $     59,005     $     20,306
                                                                ============     ============     ============     ============



                                                                  Use of                           Proforma
                                                                Proceeds(E)   Eliminations(F)    Consolidated
                                                               ------------   ---------------    ------------
CURRENT ASSETS
            Cash and cash equivalents                          $   (103,771)    $         --     $      8,125
            Accounts receivable, net                                     --               --           18,193
            Inventories                                                  --               --           31,675
            Notes receivable                                             --               --               66
            Real Estate                                                  --               --               --
            Prepaid expenses and other current assets                    --               --              526
                                                               ------------     ------------     ------------

                 Total current assets                              (103,771)              --           58,585
                                                               ------------     ------------     ------------

PROPERTY AND EQUIPMENT, NET                                              --               --           79,687

INVESTMENTS                                                              --          (11,132)          10,806

OTHER ASSETS
            Real estate                                                  --               --               --
            Intangible assets, net                                       --               --           15,107
            Deferred tax assets                                          --               --            3,649
            Other assets                                                 --               --              (53)
                                                               ------------     ------------     ------------

                 Total other assets                                      --               --           18,703
                                                               ------------     ------------     ------------

TOTAL ASSETS                                                   $   (103,771)    $    (11,132)    $    167,781
                                                               ============     ============     ============


CURRENT LIABILITIES
            Accounts payable and accrued expenses              $         --     $         --     $     14,969
            Accounts payable and accrued expenses-CEI               (42,878)              --               --
            Current portion of long-term debt-CEI                   (61,720)              --               --
            Current portion of long-term debt                       (15,000)              --           30,945
            Deferred revenue                                             --               --              373
                                                               ------------     ------------     ------------

                 Total current liabilities                         (119,598)              --           46,287
                                                               ------------     ------------     ------------

LONG-TERM DEBT-CEI, NET OF CURRENT PORTION                           15,827               --           16,662

LONG-TERM DEBT, NET OF CURRENT PORTION                                   --               --           81,636

DEFERRED TAX LIABILITY                                                   --               --            7,255
OTHER LIABILITIES                                                        --               --               --
                                                               ------------     ------------     ------------

TOTAL LIABILITIES                                                  (103,771)              --          151,840
                                                               ------------     ------------     ------------

 MINORITY INTERESTS                                                      --           37,213           37,213

COMMITMENTS AND CONTINGENCIES

 SHAREHOLDERS' EQUITY (DEFICIT)
             Preferred stock                                             --          (29,000)              --
             Common stock                                                --               --              114
             Additional paid-in capital                                  --          (19,345)          17,754
             Deferred compensation on restricted shares                  --               --               --
             Accumulated deficit                                         --               --          (39,140)
             Treasury stock at cost                                      --               --               --
                                                               ------------     ------------     ------------

 TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                                    --          (48,345)         (21,272)
                                                               ------------     ------------     ------------

 TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)          $   (103,771)    $    (11,132)    $    167,781
                                                               ============     ============     ============

(A) Reflects the historical financial position of the Company as of June 30, 2001 as filed in its Form 10-Q.



(B) Reflects the elimination of the various accounts included in Crescent Operating's hospitality and land development properties which are being sold to Crescent LP and its affiliates.



(C) Reflects (i) proceeds from the sale of the entities within Crescent Operating's hospitality and land development segment and assets within Crescent Operating's hospitality segment which are being sold to Crescent LP and its affiliates, and proceeds from the sale by COPI Colorado to Crescent LP of 661,518 shares of COPI common stock owned by it to Crescent LP (ii) elimination of other assets and liabilities that are forgiven or not realized as part of the transaction, and (iii) the net gain resulting from such adjustments.



(D) Reflects the equity infusion of $29.0 million into CMC Holdings LP as described in the Securities Purchase Agreement and adjustments to the CMC Holdings LP balance sheet and Crescent Operating investment in CMC Holdings LP based upon the equity received. Adjustments include (i) creation of Crescent Operating's investment in CMC Holdings LP, (ii) reduction in CMC Holdings LP's balance sheet to equal partnership equity, and (iii) recording the net loss resulting from such adjustments.



(E) Reflects the use of proceeds from the Restructuring Transactions as described in "Summary Term Sheet--The Restructuring Proposal and Restructuring Transactions--Use of Proceeds from the Restructuring Transactions."


(F)      Reflects the eliminations resulting from the consolidation of CMC LP.

                            CRESCENT OPERATING, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2001
            (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA, UNAUDITED)




                                                                      Sale of
                                                     Crescent     Hospitality and
                                                    Operating     Land Development                                  Consolidated
                                                   Historical(A)     Segment(B)         Sale(C)    Eliminations(D)    Proforma
                                                  --------------  ----------------   ------------  ---------------  ------------

REVENUES
   Equipment sales & leasing                       $     58,791     $         --     $         --    $         --   $     58,791
   Hospitality                                          119,292         (119,292)              --              --             --
   Land development                                     108,801         (108,801)              --              --             --
                                                   ------------     ------------     ------------    ------------   ------------

      Total revenues                                    286,884         (228,093)              --              --         58,791
                                                   ------------     ------------     ------------    ------------   ------------

OPERATING EXPENSES
   Equipment sales & leasing                             60,761               --               --              --         60,761
   Hospitality                                           95,321          (95,321)              --              --             --
   Hospitality properties rent - CEI                     28,815          (28,815)              --              --             --
   Land development                                     107,550         (107,550)              --              --             --
   Corporate general and administrative                     958               --               --              --            958
                                                   ------------     ------------     ------------    ------------   ------------

      Total operating expenses                          293,405         (231,686)              --              --         61,719
                                                   ------------     ------------     ------------    ------------   ------------

INCOME (LOSS) FROM OPERATIONS                            (6,521)           3,593               --              --         (2,928)

INVESTMENT INCOME                                        22,923          (19,526)              --              --          3,397

OTHER (INCOME) EXPENSE
   Interest expense                                      14,986           (7,391)          (2,234)             --          5,361
   Interest income                                       (2,077)           2,090               10              --             23
   Impairment loss on assets                             11,850               --               --                         11,850
   Gain on disposition, net of tax                           --               --          (14,611)                       (14,611)
   Other                                                   (319)             652               --              --            333
                                                   ------------     ------------     ------------    ------------   ------------

      Total other (income) expense                       24,440           (4,649)         (16,835)             --          2,487
                                                   ------------     ------------     ------------    ------------   ------------

INCOME BEFORE INCOME TAXES,
    MINORITY INTERESTS AND ACCOUNTING CHANGE             (8,038)         (11,284)          16,835              --         (2,487)

INCOME TAX (BENEFIT) PROVISION                            2,901           (6,681)             890              --         (2,890)
                                                   ------------     ------------     ------------    ------------   ------------

INCOME BEFORE MINORITY INTERESTS AND
    ACCOUNTING CHANGE                                   (10,939)          (4,603)          15,945              --            403

MINORITY INTERESTS                                       (5,894)           5,894               --           2,743          2,743
                                                   ------------     ------------     ------------    ------------   ------------

INCOME (LOSS) BEFORE ACCOUNTING CHANGE                  (16,833)           1,291           15,945           2,743          3,146

CUMULATIVE EFFECT OF CHANGE
    IN ACCOUNTING PRINCIPLE                              (9,509)              --               --              --         (9,509)
                                                   ------------     ------------     ------------    ------------   ------------

NET INCOME (LOSS)                                  $    (26,342)    $      1,291     $     15,945    $      2,743   $     (6,363)
                                                   ============     ============     ============    ============   ============

INCOME (LOSS) BEFORE ACCOUNTING CHANGE PER SHARE
  Including gain on disposition, net of tax
   Basic                                           $      (1.63)                                                    $       0.30
                                                   ============                                                     ============
   Diluted                                         $      (1.63)                                                    $       0.24
                                                   ============                                                     ============

  Excluding gain on disposition, net of tax
   Basic                                           $      (1.63)                                                    $      (1.11)
                                                   ============                                                     ============
   Diluted                                         $      (1.63)                                                    $      (1.11)(E)
                                                   ============                                                     ============

WEIGHTED AVERAGE SHARES OUTSTANDING
   Basic                                                 10,340                                                           10,340
                                                   ============                                                     ============
   Diluted                                               10,340                                                           13,114
                                                   ============                                                     ============

(A) Reflects the consolidated statement of operations of Crescent Operating for the six months ended June 30, 2001 as filed in its Form 10-Q.



(B) Reflects the elimination of Crescent Operating's hospitality and land development business which are being sold to Crescent LP and its affiliates pursuant to the Asset Purchase Agreement.



(C) Reflects (i) the net gain generated by the Restructuring Transactions, net of estimated closing costs and (ii) the elimination of interest expense related to certain debt which is paid off under the Restructuring Transactions.


(D)      Reflects the minority interest in the net loss of CMC LP.


(E) Basic Weighted Average Shares Outstanding were used in calculating per share amount because use of Diluted Weighted Average Shares Outstanding would understate the actual amount of loss per share.

                            CRESCENT OPERATING, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
            (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA, UNAUDITED)




                                                                     Sale of
                                                                   Hospitality
                                                    Crescent        and Land
                                                   Operating       Development                                       Consolidated
                                                 Historical(A)     Segments(B)        Sale(C)     Eliminations(D)     Proforma
                                                 --------------    ------------     ------------   ----------------  ------------
REVENUES
   Equipment sales & leasing                      $    142,842     $         --     $         --     $         --    $    142,842
   Hospitality                                         272,157         (272,157)              --               --              --
   Land development                                    301,827         (301,827)              --               --              --
                                                  ------------     ------------     ------------     ------------    ------------
      Total revenues                                   716,826         (573,984)              --               --         142,842
                                                  ------------     ------------     ------------     ------------    ------------

OPERATING EXPENSES
   Equipment sales & leasing                           141,113               --               --               --         141,113
   Hospitality                                         212,238         (212,238)              --               --              --
   Hospitality properties rent - CEI                    63,338          (63,338)              --               --              --
   Land development                                    276,285         (276,285)              --               --              --
   Corporate general and administrative                  4,224               --               --               --           4,224
                                                  ------------     ------------     ------------     ------------    ------------
      Total operating expenses                         697,198         (551,861)              --               --         145,337
                                                  ------------     ------------     ------------     ------------    ------------

INCOME (LOSS) FROM OPERATIONS                           19,628          (22,123)              --               --          (2,495)
INVESTMENT INCOME (LOSS)                                46,554          (34,502)              --               --          12,052
OTHER (INCOME) EXPENSE
   Interest expense                                     36,345          (17,296)          (6,477)              --          12,572
   Interest income                                      (4,271)           3,819               --               --            (452)
   Gain on disposition, net of tax                          --               --          (14,611)                         (14,611)
   Other                                                    33            1,141                2               --           1,176
                                                  ------------     ------------     ------------     ------------    ------------
      Total other (income) expense                      32,107          (12,336)         (21,086)              --          (1,315)
                                                  ------------     ------------     ------------     ------------    ------------

INCOME (LOSS) BEFORE INCOME TAXES AND
    MINORITY INTERESTS                                  34,075          (44,289)          21,086               --          10,872

INCOME TAX (BENEFIT) PROVISION                          11,747          (15,583)           2,590               --          (1,246)
                                                  ------------     ------------     ------------     ------------    ------------

INCOME BEFORE MINORITY INTERESTS                        22,328          (28,706)          18,496               --          12,118
    AND ACCOUNTING CHANGE

MINORITY INTERESTS                                     (26,018)          26,018               --            4,761           4,761
                                                  ------------     ------------     ------------     ------------    ------------

NET INCOME (LOSS)                                 $     (3,690)    $     (2,688)    $     18,496     $      4,761    $     16,879
                                                  ============     ============     ============     ============    ============

EARNINGS (LOSS) PER SHARE
     Including gain on disposition, net of tax
          Basic                                   $      (0.36)                                                      $       1.63
                                                  ============                                                       ============
          Diluted                                 $      (0.36)                                                      $       1.26
                                                  ============                                                       ============

     Excluding gain on disposition, net of tax
          Basic                                   $      (0.36)                                                      $       0.22
                                                  ============                                                       ============
          Diluted                                 $      (0.36)                                                      $       0.17
                                                  ============                                                       ============

    WEIGHTED AVERAGE SHARES OUTSTANDING
          Basic                                         10,326                                                             10,326
                                                  ============                                                       ============
          Diluted                                       10,326                                                             13,378
                                                  ============                                                       ============

(A) Reflects the consolidated statement of operations of Crescent Operating for the year ended December 31, 2000 as filed in its Form 10-K.


(B) Reflects the elimination of Crescent Operating's hospitality and land development business which are being sold to Crescent LP and its affiliates pursuant to the Asset Purchase Agreement.



(C) Reflects (i) the net gain generated by the Restructuring Transactions net of estimated closing costs and (ii) the elimination of interest expense related to certain debt which is paid off under the Restructuring Transactions.


(D)      Reflects the minority interest in the net loss of CMC LP.

                 PROPOSAL NUMBER ONE: THE RESTRUCTURING PROPOSAL


THE RESTRUCTURING PROPOSAL AND RESTRUCTURING TRANSACTIONS

RESTRUCTURING TRANSACTIONS REQUIRING STOCKHOLDER APPROVAL


         Crescent Operating is proposing a restructuring of the company pursuant to which Crescent Operating and its subsidiaries will sell all of the assets related to their hospitality business and all of the shares of voting common stock of its subsidiaries that are engaged in the land development business. Following the sale, the Company's interest in the equipment sales and leasing business will be the Company's primary business and source of revenue. Crescent Operating's only other line of business is its indirect 40% interest in the temperature-controlled logistics business of Americold Logistics, which it is required under the Securities Purchase Agreement to sell under specified conditions as part of the Restructuring Transactions. Following any such sale of its Americold Logistics investments, Crescent Operating's sole remaining business will be its equipment sales and leasing business which is currently run through Crescent Machinery.



         For tax planning and investment reasons, immediately prior to the closing of the Restructuring Transactions, Crescent Operating will transfer Crescent Machinery's business to a limited partnership by merging Crescent Machinery into CMC LP, with CMC LP as the surviving entity. CMC LP is a wholly owned subsidiary of CMC Holdings LP, which in turn is a wholly owned subsidiary of Crescent Operating prior to the closing of the Restructuring Transactions. In order to raise funds to reduce Crescent Operating's and CMC LP's (as successor to Crescent Machinery) substantial debt, and as a means of funding operations of CMC LP's equipment sales and leasing business, CMC Holdings LP will issue and sell the Preferred Partnership Interests to SunTx and CEH. In connection with its purchase of Preferred Partnership Interests, SunTx will also receive a warrant to purchase 2,800,000 shares of Crescent Operating common stock for $0.01 per share. Subject to certain restrictions, the Preferred Partnership Interests are exchangeable for shares of Crescent Operating common stock and are convertible for common limited partnership interests of CMC Holdings LP. As part of the Restructuring Transactions, Crescent Operating is proposing the adoption of the Second Amended and Restated Certificate of Incorporation including amendments to the Company's Charter, to (a) increase the authorized number of shares of Crescent Operating common stock from 22,500,000 to 800,000,000, (b) eliminate the control shares provisions of Article XV (anti-takeover provision),
(c) eliminate all restrictions on the Company's ability to engage in all lawful activities, provided that the Company shall be restricted from taking any action that could adversely affect its ability to maintain its qualification as a "taxable REIT subsidiary" or the ability of Crescent Equities, the parent company of the general partner of Crescent LP, to maintain its qualification as a REIT for so long as Crescent Equities is a REIT and owns at least one share of Crescent Operating stock, (d) require the affirmative vote of at least 75% of the Company's Board of Directors to approve any of certain listed extraordinary corporate actions and to approve any action to revoke any committee of the Board of Directors or to repeal or modify the powers of any such committee (or establish another committee with conflicting powers), and (e) require that at least 75% of the Company's Board of Directors be present to constitute a quorum for purposes of any vote to amend the Company's bylaws. Finally, as part of the Restructuring Proposal and pursuant to the Securities Purchase Agreement, Crescent Operating has agreed, that it will sell its indirect 40% interest in Americold Logistics if and when, and to such buyer and on such terms as, VOO sells its 60% interest, subject to an increase in the percentage of the net proceeds payable to VOO in recognition of its existing right to receive a management fee, all as approved by, and on such terms and conditions as may be approved by, Crescent LP, Vornado Realty Trust and VOO. No such sale of Crescent Operating's interest in Americold Logistics is pending or has yet been identified.

RESTRUCTURING TRANSACTIONS NOT REQUIRING STOCKHOLDER APPROVAL

         The Restructuring Transactions that are not part of the Restructuring Proposal include:


         o adoption by the Company's Board of Directors of a resolution to provide for a fixed number of directors (seven), who will continue to be divided into three separate classes, with the members of each class elected in successive years to serve for terms of three years;



         o the resignation of certain existing directors and the appointment, consistent with the Company's existing organizational documents, of the Restructuring Slate as described in "Installation of the Restructuring Slate" (although a vote in favor of the Restructuring Proposal will be considered a ratification of the appointment of the Restructuring Slate);



         o adoption of a resolution by the Company's Board of Directors establishing (i) the Class I Special Nominating Committee,
                  (ii) the Class II Special Nominating Committee, and (iii) the Class III Special Nominating Committee, with each committee assigned the sole and exclusive power and authority to (i) nominate on behalf of the Board of Directors candidates for election to their respective directorship class, (ii) fill any vacancies in their respective directorship class, and (iii) elect successor members of and fill any vacancies on their respective special nominating committee. The Class I Special Nominating Committee shall automatically terminate and be dissolved at such time as both the Class II Nominating Committee and the Class III Special Nominating Committee have each terminated and dissolved. The Class II Special Nominating Committee shall automatically terminate and be dissolved at such time as less than 20% of the Series A Preferred Partnership Interests (or any securities received upon conversion or exchange of such preferred interests) are held by CEH and its affiliates. The Class III Special Nominating Committee shall automatically terminate and be dissolved at such time as less than 20% of the Series B Preferred Partnership Interests (or any securities received upon conversion or exchange of such preferred interests) are held by SunTx and its affiliates; and



         o entering into the other agreements described under "-- The CMC Holdings LP Preferred Partnership Interests Sale - Additional Agreements."


BACKGROUND OF THE RESTRUCTURING TRANSACTIONS

         The REIT Modernization Act, which became effective January 1, 2001, contains a provision that permits Crescent Equities to lease or operate certain investment properties and assets that are currently leased or operated by Crescent Operating. The REIT Modernization Act is expected to reduce the number of business opportunities that Crescent Equities would otherwise offer to Crescent Operating pursuant to the Intercompany Agreement. In August 2000, Crescent Equities expressed an interest in acquiring from Crescent Operating certain lessee interests and voting interests currently owned by Crescent Operating that the REIT Modernization Act would now allow Crescent Equities to own but which were prohibited under prior law.

         Crescent Operating was formed in 1997 to, among other things, participate under the Intercompany Agreement with Crescent Equities in certain investments. As a result, over a period of several years, Crescent Operating became an investor in various entities in diverse business segments. This rapid growth into diverse fields made it difficult for the general public to understand and value the Company's structure. The REIT Modernization Act provides the Company with an opportunity to simplify its structure and focus on a core business.


         During 1999, management of the Company and the Intercompany Evaluation Committee commenced negotiations with Crescent Equities to sell the entities within the Company's hospitality and land development segments to Crescent Equities or one of its affiliates. Due to the complex nature of the Company's hospitality and land development segments, a significant amount of subjective judgment was exercised to determine the valuation method to be used for the various entities. As part of this evaluation, the Intercompany Evaluation Committee considered available options, including a restructuring of the Company under bankruptcy reorganization and liquidation under Chapter 7 of the Bankruptcy Code, and determined that a successful sale transaction with Crescent Equities or Crescent LP would be in the best interest of the stockholders of Crescent Operating because it would provide adequate liquidity and allow Crescent Operating to focus on its equipment sales and leasing business. Based on that decision, negotiations related to the Restructuring Proposal continued. The Company's management and the Intercompany Evaluation Committee established certain criteria that they believed necessary for any transaction to be successful for the Company. These criteria developed into the goals of the Company for the transaction, the most significant of which were to (i) decrease Crescent Operating's debt level to the lowest amount possible, (ii) simplify the Company's structure so that it could be understood within the marketplace and
(iii) provide stability and potential growth opportunities to Crescent Machinery following the transaction. To accomplish this, the Intercompany Evaluation Committee determined that Crescent Machinery would need a significant amount of additional funds in connection with any transaction designed to achieve the established goals.


         The Company's management faced a number of issues that made the transaction difficult to structure and delayed the finalization of a complete plan. These issues included the evaluation of tax planning objectives of the various parties to the Restructuring Transactions as well as consideration of outstanding litigation related to Charter Behavioral Health Systems, LLC ("CBHS") and its bankruptcy. See "Legal Proceedings" below for information on the CBHS bankruptcy. While management was able to continue negotiations while resolving and structuring around these issues, complications such as these significantly delayed the negotiation process. Due to the length of time the negotiations spanned, values of the Company's investments had to be updated on several occasions to encompass significant changes, both positive and negative, to certain of the Company's assets and business enterprises.

         In December, 2000 the Company identified SunTx Fulcrum Fund, L.P., a Dallas-based private equity fund focused on making strategic investments in middle-market companies based primarily in, or with significant corporations in the southern United States, as an investment group interested in a potential investment opportunity in Crescent Machinery. The Company's management immediately began discussions with SunTx Fulcrum Fund, L.P., about making an investment related to Crescent Machinery. Based upon the opportunities identified through these discussions, SunTx Fulcrum Fund, L.P. moved forward with its due diligence process and the negotiation of a securities purchase agreement, ultimately agreeing to invest $19.0 million of capital into Crescent Machinery.

         In addition to the funds to be provided by SunTx, the Company's management, along with the Intercompany Evaluation Committee, agreed that additional equity would be required to achieve the goals which had been set for the Company. At that point in time, the Company approached Crescent Equities about making a similar equity contribution as part of the overall transaction. After further negotiations, Crescent Equities, through an affiliate, CEH, agreed to invest $10.0 million of capital into Crescent Machinery.

         The Asset Purchase Agreement, the original Securities Purchase Agreement and certain of the other principal transaction documents for the Restructuring Transactions were entered into on June 28, 2001. Crescent Operating filed its preliminary Proxy Statement for the Annual Meeting on August 10, 2001. Since the time the principal transaction documents were entered into, and even since the date of filing of the preliminary Proxy Statement, there has been a general deterioration of the United States economy and stock markets, and a significant decline in the market price of Crescent Operating common stock.



         As a result of these factors, particularly the decline in the market price for Crescent Operating common stock, the economic terms of the original Securities Purchase Agreement and the anticipated terms for the required Crescent Operating rights offering were no longer acceptable to CEH and SunTx. CEH and SunTx indicated that they would be unable to proceed to consummate the purchase of the Preferred Partnership Interests under the economic terms of the original Securities Purchase Agreement. Because each transaction in the Restructuring Proposal is dependent upon the completion of all other transactions, the failure to complete the sale of the Preferred Partnership Interests would also result in the failure to conclude all other parts of the Restructuring Proposal, including the Asset Sale. As a result, in October 2001, management of the Company, CEH and SunTx negotiated an Amended and Restated Securities Purchase Agreement, which amended the terms of the original Securities Purchase Agreement primarily to revise the rate of exchange for the Preferred Partnership Interests into shares of Crescent Operating common stock, and in some cases the rate of conversion for Preferred Partnership Interests into common limited partnership interests of CMC Holdings LP, so that such conversion rates will reflect changes in the market price of Crescent Operating common stock. Similarly, it was also agreed that the price to purchase shares of Crescent Operating common stock should be changed reflect the market price for Crescent Operating common stock at the time of the rights offering. Management of the Company believes that the modified transaction terms contained in the Amended and Restated Securities Purchase Agreement are fair and reasonable given the recent negative development described in the immediately preceding paragraph.



         The Intercompany Evaluation Committee met twice via telephone conference calls to discuss the changes to the terms of the original Securities Purchase Agreement made necessary due to the decline in the market price of Crescent Operating common stock as described in the preceding paragraphs. Mr. Stevens, on behalf of the Intercompany Evaluation Committee, discussed the changes to the transaction terms with Houlihan Lokey on two occasions and provided them with analysis of the changes. After being provided with analysis of the changes to the transaction terms and an updated fairness opinion from Houlihan Lokey, the Intercompany Evaluation Committee recommended approval of the terms of the transaction and such changes were approved by the full board of directors with Messrs. Rainwater and Goff abstaining due to conflicts of interest.


REASONS FOR THE TRANSACTIONS IN THE RESTRUCTURING PROPOSAL

         In reaching its determination to approve the Restructuring Proposal and the related transactions, the Crescent Operating Board of Directors, and the Intercompany Evaluation Committee, each separately consulted with Crescent Operating's management and its financial and legal advisors, and considered a number of factors. The Board of Directors and the Intercompany Evaluation Committee did not assign any relative or specific weights to the factors considered in reaching such determination and individual directors may have given differing weights to different factors. In the Intercompany Evaluation Committee's decision to recommend the approval of, and the Board of Directors' decision to approve, the Restructuring Proposal, the most important benefits identified by the Committee and the board were the following:


         o Under existing circumstances, Crescent Operating cannot meet its current and future debt payment requirements. In addition, CMC LP currently stands in default on several major loans from commercial banks due to failure to pay the principal portion of payment installment due in September 2001 and anticipates being unable to pay its October 2001 installment. CMC LP is negotiating with these lenders in an attempt to address these defaults and renegotiate certain terms of the financing arrangements. However, there is no assurance that CMC LP will be able to successfully remedy these defaults and it is possible that these lenders, under certain circumstances, could force CMC LP into bankruptcy. The asset sale will significantly relieve the outstanding debt burden of Crescent Operating. As of September 30, 2001, Crescent Operating's total obligations owed to Crescent LP were approximately $108.7 million. As part of the purchase price for the assets it is anticipated that Crescent LP will cancel approximately $67.4 million in past due rent and other debt owed to it by Crescent Operating. The cancellation of these obligations, together with the cash proceeds of the asset sale and $20.4 million of proceeds from the sale of the Preferred Partnership Interests that will be paid to Crescent Operating by CMC Holdings LP (as repayment of debt obligations owed by CMC LP to Crescent Operating), will allow Crescent Operating to fully repay its outstanding $15.0 million debt to Bank of America (which is guaranteed by the Chairman and Vice-Chairman of Crescent Operating), and to repay all accrued rent and other outstanding debt owed to Crescent Equities other than a remaining debt balance on the Americold Loan aggregating approximately $16.8 million, and will allow Crescent Operating to meet its ongoing debt obligations (including upcoming and previously deferred debt payment obligations which it expects it would otherwise be unable to satisfy). After completion of the Restructuring Transactions, Crescent Operating anticipates that its total debt owed to all parties, including the Americold Loan, will be approximately $20.3 million. Crescent Operating's subsidiary CMC LP maintains and will have outstanding debt related to its operations. At September 30, 2001 this debt totaled $97.9 million.



         o The asset sale will permit Crescent Operating to focus its management and financial resources on its equipment sales and leasing business, which will be Crescent Operating's primary business following the completion of the transactions in the Restructuring Proposal and its sole remaining business assuming the sale of its investment in Americold Logistics as contemplated by the Securities Purchase Agreement.


         o Crescent Operating has historically experienced, and continues to experience, negative cash flow from its operations. The Intercompany Evaluation Committee believes that the Restructuring Proposal and the modified business plan for CMC LP improve Crescent Operating's prospects for possible future positive cash flows.

         The Crescent Operating Board of Directors and the Intercompany Evaluation Committee considered the following factors, among others, in evaluating the Restructuring Proposal:


         o the absence of viable alternative sale or merger proposals and the absence of adequate financing alternatives which would enable Crescent Operating to address its liquidity shortage and continue operations;



         o the Board of Directors' belief that Crescent Operating's liquidity problems were such that its operations and outlook would deteriorate if a cash infusion were not soon obtained;



         o the likelihood that Crescent Operating will be forced into bankruptcy if the transactions contemplated by the Restructuring Proposal are not consummated and the expectation that Crescent Operating stockholders would receive nothing in the event of a bankruptcy;

         o the current debt obligations of Crescent Operating and its ability to continue as a going-concern if the asset sale is not consummated and/or additional equity capital is not raised;

         o the ability to put CMC LP into a solid financial position to allow growth and add stockholder value;

         o        the consideration to be paid in the asset sale;

         o the reasonableness of the terms of the Asset Purchase Agreement and related agreements, and the parties' representations, warranties and covenants, and the conditions to their respective obligations;


         o detailed financial analysis and pro forma and other information concerning Crescent Operating and the equipment sales and leasing business of Crescent Machinery;



         o the opinion of Houlihan Lokey Howard & Zukin Financial Advisors, Inc. ("Houlihan Lokey") that, subject to certain assumptions, including an assumed rights price within the range of $0.07 to $1.00, the terms of the transactions in the sale of the assets and stock to Crescent LP and the sale of the Preferred Partnership Interests to CEH and SunTx as contemplated by the Restructuring Proposal (but not the Restructuring Proposal itself or all of the Restructuring Transactions, individually or in the aggregate) are fair to Crescent Operating's stockholders from a financial point of view;



         o the consideration to be paid to CMC Holdings LP for the sale of the Preferred Partnership Interests and the issuance of the Warrant under the Securities Purchase Agreement and, assuming the proceeds from the sale not used to repay debt are, as anticipated, used for working capital for CMC LP, the importance of this additional equity capital to the prospects of CMC LP's equipment business;



         o the reasonableness of the terms of the Securities Purchase Agreement and related agreements, and the conditions to their respective obligations, including the amendments to Crescent Operating's Charter and the designation of seven directors for appointment to Crescent Operating's Board of Directors;


         o the expected tax and accounting consequences of the transactions in the Restructuring Proposal;


         o the interests of the officers and directors of Crescent Operating in the transaction, including the matters disclosed under "Interests of Certain Persons in the Restructuring Proposal" beginning on page 91 of this proxy statement and "Beneficial Ownership -- Certain Relationships and Related Transactions" beginning on page 106 of this proxy statement;



         o the dilutive effect that the sale of the Preferred Partnership Interests will have to Crescent Operating's ownership of CMC Holdings LP and as a result, its indirect ownership of CMC LP;


         o the dilutive effect that the issuance to SunTx of the warrant to purchase shares of Crescent Operating common stock would have to the stockholders of Crescent Operating;

         o the dilutive effect that the issuance of Crescent Operating common stock upon any future exchange of Preferred Partnership Interests for Common Stock of Crescent Operating will have on the stockholders of Crescent Operating; and


         o the resulting change in control of both Crescent Operating and CMC Holdings LP.



         The potential risks and other negative factors identified by the Crescent Operating Board of Directors and the Intercompany Evaluation Committee for investigation included the following:


         o the possibility that the asset sale or the sale of Preferred Partnership Interests might not be consummated;

         o the possibility that future plans for CMC LP could fail due to a severe downturn in the general economic conditions of the equipment leasing industry;

         o the negative effect of public announcement of the Restructuring Proposal on Crescent Operating's stock price; and


         o other risks described under "Risk Factors" beginning on page 52 of this proxy statement.



         The foregoing discussion of the information and factors considered by the Crescent Operating Board of Directors and the Intercompany Evaluation Committee is not intended to be exhaustive but includes the material factors considered by the Crescent Operating Board of Directors and the Intercompany Evaluation Committee. In view of the complexity and wide variety of information and factors, both positive and negative, considered by the Crescent Operating Board of Directors and the Intercompany Evaluation Committee, neither the Board nor the Committee found it practical to quantify, rank, or otherwise assign relative or specific weights to the factors considered. In addition, the Crescent Operating Board of Directors and the Intercompany Evaluation Committee did not reach any specific conclusion with respect to each of the factors considered, or any aspect of any particular factor. Instead, the Crescent Operating Board of Directors and the Intercompany Evaluation Committee conducted an overall analysis of the factors described above, including discussions with Crescent Operating management and legal, financial and accounting advisors. In considering the factors described above, individual members of the Crescent Operating Board of Directors and the Intercompany Evaluation Committee may have given different weight to different factors. The Crescent Operating Board of Directors and the Intercompany Evaluation Committee considered all these factors as a whole and believe the factors support their respective determinations to approve, and recommend the approval of, the Restructuring Proposal. After taking into consideration all of the factors set forth above, Crescent Operating's Board of Directors (with Messrs. Goff and Rainwater abstaining) and the Intercompany Evaluation Committee concluded that the Restructuring Transactions are fair to, and in the best interest of, Crescent Operating's stockholders and that Crescent Operating should proceed with such transactions.


FAIRNESS OPINION OF FINANCIAL ADVISOR


         The Crescent Operating Board of Directors retained Houlihan Lokey as its financial advisor in connection with its evaluation of the sale of the assets and stock to Crescent LP and the sale of Preferred Partnership Interests to CEH and SunTx, as contemplated by the Restructuring Proposal. On October 1, 2001, Houlihan Lokey delivered to the Intercompany Evaluation Committee its opinion that, as of such date and based upon and subject to the various limitations, qualifications and assumptions stated in its opinion, the transactions included in the sale of the assets and stock to Crescent LP and the sale of the Preferred Partnership Interests to CEH and SunTx, as contemplated by the Restructuring Proposal, are fair to the public stockholders of Crescent Operating from a financial point of view. The opinion, however, does not address whether or not the Restructuring Proposal or all of the Restructuring Transactions are fair to the public stockholders. A copy of Houlihan Lokey's written opinion, which sets forth the assumptions made, matters considered and limitations on the review undertaken in connection with the opinion, is included as Annex D to this proxy statement. YOU SHOULD READ HOULIHAN LOKEY'S OPINION CAREFULLY AND IN ITS ENTIRETY.


         Houlihan Lokey is a nationally recognized investment-banking firm. The Board of Directors selected Houlihan Lokey based on Houlihan Lokey's reputation and experience in investment banking generally and its recognized expertise in the valuation of assets and businesses related to the real estate industry. Houlihan Lokey has no material prior relations with the Company or the Company's affiliates.

         Houlihan Lokey did not make, and was not requested by the Company to make, any recommendations as to the form or amount of consideration to be paid to the Company in connection with the Restructuring Transaction. Houlihan Lokey based its opinion of the financial fairness to the public stockholders of the Restructuring Transactions on the analyses described below. No restrictions or limitations were imposed on Houlihan Lokey with respect to its investigation of the Company or the procedures followed by Houlihan Lokey in rendering its opinion.


         The opinion of Houlihan Lokey does not address the Company's underlying business decision to effect the Restructuring Transactions. Houlihan Lokey has not been requested to, and did not, solicit third party indications of interest in selling all or any part of the Company. At the request of the Board of Directors, Houlihan Lokey did not negotiate or advise the Board of Directors of alternatives to the Restructuring Transactions.



         In connection with its opinion, Houlihan Lokey made such reviews, analyses and inquiries as it deemed necessary and appropriate under the circumstances. Among other things, Houlihan Lokey:


         o reviewed information relating to the proposed restructuring of Crescent Operating, as provided by the Company;

         o reviewed Crescent LP/Crescent Operating transaction information prepared by Crescent LP as of December 15, 2000;


         o reviewed publicly available SEC filings of Crescent Operating, including the Form 10-Ks for the fiscal years ended December 31, 1998, December 31, 1999, December 31, 2000 and the Form 10-Qs for the periods ended March 31, 2000, June 30, 2000, September 30, 2000, March 31, 2001 and June 30, 2001;


LAND DEVELOPMENT AND HOSPITALITY ASSETS


         o reviewed the Agreement for Purchase and Sale of Assets and Stock dated as of June 28, 2001 by and among Crescent LP, as Purchaser and Crescent Operating, Inc., Rosestar Management LLC, Canyon Ranch Leasing, L.L.C., Wine Country Hotel, LLC, Rosestar Southwest, LLC, COI Hotel Group, Inc., and COPI Colorado, LP, as Sellers;

         o reviewed the Master Management Agreement between Crescent Operating and Sonoma Management Corporation;

         o held discussions with certain members of Sonoma Management Corporation regarding the operations, financial condition, future prospects and projected operations and performance of certain hotel and resort properties;

DENVER MARRIOTT


         o reviewed historical income statements for the years ended December 31, 1995 through December 31, 2000, year-to-date financial statements for the period ended June 30, 2001, and projected income statements for the fiscal years ending December 31, 2001 through December 31, 2005;


         o reviewed the Lease Agreement between RoseStar Management LLC and Crescent LP;

HYATT BEAVER CREEK


         o reviewed historical income statements for the fiscal years ended December 31, 1995 through December 31, 2000, year-to-date financial statements for the period ended June 30, 2001, and projected income statements for the fiscal years ending December 31, 2001 through December 31, 2004;


         o reviewed the Lease Agreement between RoseStar Southwest LLC and Crescent Real Estate Funding II, LP;

         o conducted a site visit and held discussions with senior management of Hyatt Beaver Creek to discuss the operations, financial condition, future prospects and projected operations and performance of the hotel, including the Allegria Spa;


ALLEGRIA SPA



         o reviewed historical income statements for the fiscal years ended December 31, 1998 through December 31, 2000, year-to-date financial statements for the period ended June 30, 2001, and projected income statements for the fiscal years ending December 31, 2001 through December 31, 2004;


HYATT ALBUQUERQUE


         o reviewed historical income statements for the fiscal years ended December 31, 1995 through December 31, 2000, year-to-date financial statements for the period ended June 30, 2001, and projected income statements for the fiscal years ending December 31, 2001 through December 31, 2005;


         o reviewed the Lease Agreement between RoseStar Southwest LLC and Crescent Real Estate Funding II, LP;

SONOMA MISSION INN & SPA


         o reviewed historical income statements for the fiscal years ended December 31, 1996 through December 31, 2000, year-to-date financial statements for the period ended June 30, 2001, and projected income statements for the fiscal years ending December 31, 2001 through December 31, 2006;


         o reviewed the Management Agreement between Sonoma Management and Crescent LP;

         o reviewed the Lease Agreement between Wine Country Hotel LLC and Crescent LP;

VENTANA INN & SPA


         o reviewed historical income statements for the fiscal years ended December 31, 1997 through December 31, 2000, year-to-date financial statements for the period ended June 30, 2001, and projected income statements for the fiscal years ending December 31, 2001 through December 31, 2007;


         o reviewed the Lease Agreement between Wine Country Hotel LLC and Crescent LP;

         o reviewed the Management Agreement between Sonoma Management and Crescent Real Estate Funding VIII, LP;

HOUSTON RENAISSANCE


         o reviewed historical income statements for the fiscal years ended December 31, 1998 through December 31, 2000, year-to-date financial statements for the period ended June 30, 2001, and projected income statements for the fiscal years ending December 31, 2001 through December 31, 2009;


         o reviewed the Lease Agreement between COI Hotel Group, Inc. and Crescent Real Estate Funding III, LP;

CANYON RANCH LENOX


         o reviewed historical income statements for the fiscal years ended December 31, 1997 through December 31, 2000, year-to-date financial statements for the period ended June 30, 2001, and projected income statements for the fiscal years ending December 31, 2001 through December 31, 2006;


         o reviewed the Lease Agreement between Wine Country Hotel LLC and Crescent Real Estate Funding VI, LP;


CANYON RANCH - TUCSON



         o reviewed historical income statements for the fiscal years ended December 31, 1997 through December 31, 2000, year-to-date financial statements for the period ended June 30, 2001, and projected income statements for the fiscal years ending December 31, 2001 through December 31, 2006;

         o reviewed the Lease Agreement between Canyon Ranch Leasing LLC and Crescent LP;


         o reviewed the fixed asset schedules as of June 30, 2001 as provided by the Management of Crescent Operating;


CRESCENT RESORT DEVELOPMENT, INC. (FORMERLY CRESCENT DEVELOPMENT MANAGEMENT CORPORATION)

         o conducted site visits of certain development projects and met with senior management of East West Partners to discuss the operations, financial condition, future prospects and projected operations and performance of completed and ongoing development projects, as well as the going-concern businesses, in which CRDI has an ownership interest;

         o reviewed PricewaterhouseCoopers's Valuation prepared for Thompson & Knight L.L.P. as of September 30, 1999;


         o reviewed the CRDI Balance Sheet and Income Statement for the year ended December 31, 2000 and the period ended June 30, 2001;



         o reviewed the COPI Colorado Balance Sheet and Income Statement for the period ended June 30, 2001;


         o        reviewed the Limited Partnership Agreement for COPI Colorado;


         o reviewed Balance Sheets as of December 31, 2000 and July 31, 2001 and the life-of-project models for twenty-two projects;



         o reviewed East West Resort Transportation LLC's Audited Financial Statements for the fiscal years ended December 31, 1998 through December 31, 2000, year-to-date financial statements for the periods ended June 30, 2000 and June 30, 2001, and projected financial information for the fiscal year ending December 31, 2001;



         o reviewed East West Resort Transportation II LLC's Audited Financial Statements for the fiscal years ended December 31, 1998 through December 31, 2000, year-to-date financial statements for the periods ended June 30, 2000 and June 30, 2001, and projected financial information for the fiscal year ending December 31, 2001;



         o reviewed Manalapan Hotel Partners Audited Financial Statements for the fiscal years ended December 31, 1998 through December 31, 2000, year-to-date financial statements for the periods ended June 30, 2000 and June 30, 2001, and projected financial information for the fiscal year ending December 31, 2001;



         o        reviewed the CDMC Palm Beach Balance Sheet as of June 30,
                  2001;

         o reviewed certain other publicly available financial data for certain companies that we deem comparable to East West Resort Transportation and East West Resort Transportation II, and CDMC Palm Beach, including prices and premiums paid in other transactions;

DESERT MOUNTAIN

         o conducted a site visit and held discussions with senior management of Desert Mountain to discuss the operations, financial condition, future prospects and projected operations and performance of the project;


         o reviewed Audited Financial Statements for the fiscal years ended December 31, 1998 through December 31, 2000 and unaudited financial information for the year-to-date periods June 30, 2000 and June 30, 2001;


         o reviewed the life-of-project model with historical financial information for the fiscal years ended December 31, 1998 and December 31, 1999, the forecasted financial information for the fiscal year ended December 31, 2000, and projected financial information for the fiscal years ending December 31, 2001 through December 31, 2010;

         o        reviewed the Partnership Agreement of Desert Mountain
                  Properties, LP;


THE WOODLANDS LAND COMPANY, L.P.



         o reviewed the Audited Financial Statements for the fiscal years ended December 31, 1998 through December 31, 2000;



         o reviewed the life-of-project model with historical financial information for the fiscal year ended December 31, 1999, the forecasted financial information for the fiscal year ended December 31, 2000, year-to-date financial information for the periods ended June 30, 2000 and June 30, 2001, and projected financial information for the fiscal years ending December 31, 2001 through December 31, 2009;



         o reviewed the Crescent / Morgan Stanley Monthly Operating Reports for December 1999, June 2000, December 2000 and June 2001;


         o        reviewed the Partnership Agreement of The Woodlands Land
                  Company, L.P.;

THE WOODLANDS OPERATING COMPANY, L.P., INCLUDING THE WECCR G.P. (AS DEFINED
BELOW)

         o conducted a site visit and held discussions with senior management of The Woodlands Operating Company to discuss the operations, financial condition, future prospects and projected operations and performance of The Woodlands Operating Company, The Woodlands Country Club and Convention Center, G.P. ("WECCR GP"), and The Woodlands Land Development Company;

         o reviewed the Audited Financial Statements for the fiscal years ended December 31, 1998 through December 31, 2000 and year-to-date financial statements for the periods ended June 30, 2000 and June 30, 2001;



         o reviewed the Crescent / Morgan Stanley Monthly Operating Reports for December 1999, June 2000, December 2000 and June 2001;


         o reviewed financial projections for the fiscal years ending December 31, 2001 through December 31, 2005;

         o reviewed the Partnership Agreement of The Woodlands Operating Company, L.P.;

         o reviewed certain other publicly available financial data for companies that Houlihan Lokey deemed comparable to The Woodlands Operating Company, including prices and premiums paid in other transactions;

CRL INVESTMENTS, INC.

         o reviewed the Sub-license agreement for the Venetian Spa operation;


         o reviewed unaudited Financial Statements for the fiscal year ended December 31, 1999 and December 31, 2000 and for the year-to-date period ended March 31, 2001 for CR Las Vegas;


         o reviewed unaudited Financial Statements for the period ended November 30, 2000 for CR License LLC;


         o reviewed unaudited Financial Statements for CRL Investments, Inc. for the year-to-date period ended June 30, 2001;


CRESCENT OPERATING, INC.

         o reviewed a draft of the preliminary proxy statement related to the Restructuring Transactions in substantially final form;

         o met with certain members of the senior management of the Company to discuss the operations, financial condition, future prospects and projected operations and performance of the Company, including Crescent Machinery and Americold Logistics;


         o reviewed the consolidating income statement and balance sheet for Crescent Operating for the 6-month period ended June 30, 2001;



         o        reviewed Sources and Uses schedule as of June 14, 2001;


         o reviewed Projected Income Statements for Crescent Operating for the fiscal years ending December 31, 2001 through December 31, 2004;

         o reviewed the Americold budget for the fiscal year ending December 31, 2001;

         o discussed the possible outcomes and financial impact of the outstanding litigation related to Charter Behavioral Health Systems, L.L.C. with Crescent Operating's legal counsel;


         o reviewed the memorandum of terms for the issuance of the Preferred Partnership Interests to CEH and SunTx;


         o reviewed the form of Registration Rights Agreement by and between Crescent Operating, Crescent LP, CEH, and SunTx;


         o reviewed the Third Amendment to Preferred Share Purchase Rights Agreement dated April 6, 2001;


         o reviewed the form of Amended and Restated Securities Purchase Agreement by and among Crescent Operating, Crescent Machinery, CMC Holdings LP, COPI Colorado, CEH, Crescent LP and SunTx, among others;



         o reviewed the form of Registration Rights Agreement by and between CMC Holdings LP, CEH and SunTx;


         o reviewed the historical market prices and trading volume for the Company's publicly traded stock;

CRESCENT MACHINERY COMPANY


         o conducted site visits and met with certain members of the senior management of the Dallas, Texas, Ft. Worth, Texas, Houston, Texas and Union City, California offices of Crescent Machinery to discuss the operations, financial condition, future prospects and projected operations and performance of the company's operations;



         o reviewed the Audited Financial Statements for Crescent Machinery for the fiscal years ended December 31, 1995 through December 31, 2000;



         o reviewed the unaudited interim income statements for the 6-month periods ended June 30, 2000 and June 30, 2001 and the balance sheet for the 6-month period ended June 30, 2001;


         o reviewed the projected income statement and balance sheets for the fiscal years ending December 31, 2001 and December 31, 2004;


         o reviewed the unaudited income statements and balance sheets by location for the year ended December 31, 2000 and the year-to-date period ended June 30, 2001;


         o reviewed accounts receivable and accounts payable aging schedules;

         o        reviewed internal return on investment analysis by location;

         o reviewed the form of Amended and Restated Limited Partnership Agreement of CMC Holdings LP;


         o reviewed certain other publicly available financial data for companies that Houlihan Lokey deemed comparable to Crescent Machinery, including prices and premiums paid in other transactions.

         Houlihan Lokey did not independently verify the accuracy and completeness of, or assume any responsibility for, the information supplied to it with respect to the Company and the Company's affiliates. Houlihan Lokey did not make any physical inspection or independent appraisal of any of the properties or assets of the Company and the Company's affiliates. The opinion is based on business, economic, market and other conditions that existed and could be evaluated by Houlihan Lokey at the date of the opinion.

         Houlihan Lokey prepared the opinion in order to provide information to the Board of Directors in connection with its evaluation of the sale of the assets to Crescent LP and the sale of the Preferred Partnership Interests to CEH and SunTx, as contemplated by the Restructuring Proposal. The opinion is not a recommendation to the Company or any of its stockholders as to whether to approve or take action in connection with the Restructuring Transactions. A copy of the opinion will be delivered to the Board of Directors in accordance with the requirements of Houlihan Lokey's engagement letter with the Company. The opinion speaks only as of its date, and Houlihan Lokey is under no obligation to update the opinion at any time after the date thereof.


         The Company paid Houlihan Lokey fees of approximately $380,000 for its services in connection with the opinion, plus reasonable out-of-pocket expenses incurred by Houlihan Lokey in connection therewith, including reasonable fees and expenses of its legal counsel. The Company paid Houlihan Lokey $125,000 upon execution of the engagement letter, and has made subsequent payments upon receipt of periodic billings. No portion of the fees is or was contingent upon the consummation of the Restructuring Transactions or the conclusions reached in the opinion.


VALUATION METHODOLOGY

Hotel/Resort Leases

         In assessing the range of value of the hotel and resort leases, which include leases for the Denver Marriott, the Hyatt Beaver Creek, the Allegria Spa at the Hyatt Beaver Creek, the Hyatt Albuquerque, the Sonoma Mission Inn and Spa, the Ventana Inn and Spa, the Houston Renaissance, the Canyon Ranch Lenox, the Canyon Ranch Tucson, and the WECCR GP, Houlihan Lokey utilized the Discounted Cash Flow approach. In order to account for the risk of cash flows and the time value of money, Houlihan Lokey discounted the projected cash flows of each lease, as prepared by Crescent LP, at rates ranging from 13% to 18%, depending on specific qualitative factors. These factors included the location of the property, the historical performance of the property, the implicit risk of the projected cash flows, the market in which the property was located, the condition of the property, the competitive position of the property, and the economic outlook in general. Houlihan Lokey assessed a range of value of $24.6 million to $26.6 million for the hotel and resort leases, not including the WECCR GP, as discussed below.

Land Development Projects


         In assessing the range of value of the land development projects, which include Desert Mountain, The Woodlands Land Development Co., and certain projects of CRDI, Houlihan Lokey also utilized the Discounted Cash Flow approach. In order to account for the risk of cash flows and the time value of money, Houlihan Lokey discounted the individual project's projected cash flows, as prepared by Crescent LP or East West Partners, at rates ranging from 11% to 18%, depending on specific qualitative factors. These factors included the location of the property, the historical performance of the property, the implicit risk of the projected cash flows, the market in which the property was located, the phase of the project, the applicable entitlement risk, construction risk, home building risk, financing risk, or market risk, the competitive position of the property, and the economic outlook in general.



         For those projects in which the Company or CRDI had an ownership of less than 100%, including Desert Mountain, The Woodlands Land Development Company, The Woodlands Country Club and Convention Center, and the projects of CRDI, Houlihan Lokey applied the respective ownership percentage to the discounted cash flow value to assess the ultimate range of value to the Company.



         Houlihan Lokey assessed the Company's assessed range of value at $5.9 million to $6.1 million for Desert Mountain and $9.2 million to $10.2 million for The Woodlands Land Development Company. The value of COPI Colorado and its interest in CRDI is summarized below.


Going-concern Businesses

East West Resort Transportation LLC

         In assessing the range of value of East West Resort Transportation, Houlihan Lokey utilized a variety of valuation methodologies, including the Market Multiple Approach, the Transaction Approach and the Gordon Growth Approach.

         With respect to the Market Multiple Approach, Houlihan Lokey applied market-based multiples of comparable public companies to representative historical levels of East West Resort Transportation. Houlihan Lokey adjusted that value for debt to arrive at a minority equity value. A 25% control premium was then applied to arrive at a control equity range of value, and debt was added back for control enterprise range of value.

         With respect to the Transaction Approach, Houlihan Lokey applied market-based multiples of comparable transactions to representative historical earnings levels of East West Resort Transportation to arrive at a control enterprise range of value.

         With respect to the Gordon Growth Approach, Houlihan Lokey capitalized a projected level of earnings of East West Resort Transportation, as provided by East West Transportation, utilizing discount rates ranging from 14% to 16%, to consider the risk of the cash flows and the time value of money, and growth rates ranging from 2% to 4%.


         Utilizing the three approaches, based on a reasonable range of Control Enterprise Value, adjusted for debt and cash, Houlihan Lokey arrived at a control equity range of value of East West Resort Transportation. CRDI's ownership percentage was applied to the control equity value to assess the ultimate range of equity value to CRDI in East West Resort Transportation. Houlihan Lokey assessed that CRDI's value in East West Resort Transportation ranged from $4.2 million to $4.7 million.

East West Resort Transportation II LLC

         In assessing the range of value of East West Resort Transportation II, Houlihan Lokey utilized a variety of valuation methodologies, including the Market Multiple Approach, the Transaction Approach and the Gordon Growth Approach.

         With respect to the Market Multiple Approach, Houlihan Lokey applied market-based multiples of comparable public companies to representative historical and projected earnings levels of East West Resort Transportation II. Houlihan Lokey adjusted that value for debt to arrive at a minority equity range of value. A 25% control premium was then applied to arrive at a control equity range of value, and debt was added back for control enterprise range of value.

         With respect to the Transaction Approach, Houlihan Lokey applied market-based multiples of comparable transactions to representative historical and projected earnings levels of East West Resort Transportation II to arrive at a control enterprise range of value.

         With respect to the Gordon Growth Approach, Houlihan Lokey capitalized a projected level of earnings of East West Resort Transportation II, as provided by East West Resort Transportation II, utilizing discount rates ranging from 14% to 16%, to consider the risk of the cash flows and the time value of money, and growth rates ranging from 2% to 4%.


         Utilizing the three approaches, based on a reasonable range of Control Enterprise Value, adjusted for debt and cash, Houlihan Lokey arrived at a control equity range of value of East West Resort Transportation II. CRDI's ownership percentage was then applied to the control equity value to assess the ultimate range of equity value to CRDI in East West Resort Transportation II. Houlihan Lokey assessed that CRDI's value in East West Resort Transportation II ranged from approximately $4.1 million to $4.6 million.


CDMC Palm Beach, Inc.

         In assessing the range of value of CDMC Palm Beach, Houlihan Lokey utilized the Market Multiple Approach and the Gordon Growth Approach.

         With respect to the Market Multiple Approach, Houlihan Lokey applied market-based multiples of comparable public companies to representative historical and projected earnings levels of Manalapan Hotel Partners to arrive at a minority enterprise range of value.

         With respect to the Gordon Growth Approach, Houlihan Lokey capitalized a projected level of earnings of Manalapan Hotel Partners, as provided by Manalapan Hotel Partners, utilizing discount rates ranging from 10% to 12%, to consider the risk of the cash flows and the time value of money and growth rates ranging from 2% to 4%.


         Utilizing the two approaches, based on a reasonable range of Minority Enterprise Value, adjusted for debt and cash, Houlihan Lokey arrived at a minority equity range of value of Manalapan Hotel Partners. CDMC Palm Beach's ownership percentage was applied to the minority equity range of value to assess the ultimate range of equity value to CDMC Palm Beach in Manalapan Hotel Partners. Houlihan Lokey assessed that CDMC Palm Beach's value in Manalapan Hotel Partners ranged from approximately $3.5 million to $8.5 million.

Crescent Resort Development, Inc. (formerly Crescent Development Management Corporation)


         The Company's equity range of value in CRDI, as represented by its ownership of COPI Colorado, was assessed by summing the assessed value of CRDI's interests in its land development projects and going-concern businesses, as described above, adding cash, and then applying COPI Colorado's ownership percentage. Cash at the COPI Colorado level, Crescent Operating common stock of
1.1 million shares, and a receivable from CRDI to COPI Colorado were added to derive the total value of COPI Colorado. Houlihan Lokey assessed the range of value of COPI Colorado, which includes the 10% ownership in CRDI, from $7.4 million to $8.7 million.


The Woodlands Operating Company, L.P.

         In assessing the range of value of The Woodlands Operating Company, Houlihan Lokey utilized a variety of valuation methodologies, including the Market Multiple Approach, the Transaction Approach, and the Enterprise Discounted Cash Flow approach.

         With respect to the Market Multiple Approach, Houlihan Lokey applied market-based multiples of comparable public companies to representative historical and projected earnings levels of The Woodlands Operating Co. and applied a 20% control premium to arrive at a control equity range of value. As there is no debt or preferred stock, the control equity value equals the control enterprise range of value.


         With respect to the Transaction Approach, Houlihan Lokey applied market-based multiples of comparable transactions to representative historical and projected earnings levels of The Woodlands Operating Co. to arrive at a control enterprise range of value.


         With respect to the Enterprise Discounted Cash Flow Approach, Houlihan Lokey discounted the projected cash flows of The Woodlands Operating Company, as provided by the Company, at rates ranging from 12% to 16% to consider the risk of the cash flows and the time value of money. A terminal multiple was then applied to the terminal year earnings. The sum of the discounted interim cash flows and the discounted terminal year cash flow represents the control enterprise range of value.


         Utilizing the three approaches, based on a reasonable range of Control Enterprise Value, adjusted for debt and cash, Houlihan Lokey arrived at a control equity range of value of The Woodlands Operating Company. The Company's ownership percentage was applied to the control equity range of value to assess the ultimate range of equity value of the Company's interest in The Woodlands Operating Company. The Company's pro rata assessed value in the WECCR GP was added to arrive at the Company's total value in The Woodlands Operating Company. Houlihan Lokey assessed that the Company's value in The Woodlands Operating Company, including the WECCR GP, ranged from $13.4 million to $14.1 million.


CRL Investments, Inc.


         Houlihan Lokey applied the book value of approximately $300,000, as provided by the management of the Company, to assess the range of value of the Company's investment in CRL.

Canyon Ranch Tucson - FF&E



         Houlihan Lokey applied the book value of approximately $7.0 million, as provided by the management of the Company, to assess the range of value of the fixed assets of the Canyon Ranch - Tucson.


Valuation Summary


         In summary, Houlihan Lokey assessed the range of value of the Company's hospitality and land development assets at $67.8 million to $73.0 million, 86.5% and 93.1%, respectively, of the $78.4 million consideration to be paid for the hospitality and land development assets.


Crescent Operating / Crescent Machinery (Preferred Partnership Issuance)


         In assessing the fairness of the issuance and sale of the Series A and Series B Preferred Partnership Interests of CMC Holdings LP, Houlihan Lokey assessed the range of value of Crescent Machinery (as predecessor to CMC LP, a wholly owned subsidiary of CMC Holdings LP). In assessing the range of value of Crescent Machinery, Houlihan Lokey utilized a variety of valuation methodologies, including the Market Multiple Approach, the Transaction Approach, and the Enterprise Discounted Cash Flow approach.



         With respect to the Market Multiple Approach, Houlihan Lokey applied market-based multiples of comparable public companies to representative historical earnings levels of Crescent Machinery, adjusted for debt, and applied a 40% control premium (based on multiples used in comparable transactions) to assess a control equity range of value.



         With respect to the Transaction Approach, Houlihan Lokey applied market-based multiples of comparable transactions to representative historical earnings levels of Crescent Machinery, adjusted for debt, to arrive at a control equity range of value.



         With respect to the Enterprise Discounted Cash Flow Approach, Houlihan Lokey discounted the projected cash flows of Crescent Machinery, as provided by the Company, at rates ranging from 16%-20% to consider the risk of the cash flows and the time value of money. A terminal revenue multiple was applied to the terminal year revenues. The sum of the discounted interim cash flows and the discounted terminal year revenue represents the control enterprise range of value. The control enterprise range of value was adjusted for debt to arrive at a control equity value.



         Utilizing the three approaches, Houlihan Lokey assessed a control equity range of value of $19.8 million to $31.1 million for Crescent Machinery.



         Houlihan Lokey utilized the assessed range of value of Crescent Machinery for a valuation analysis of the Company, both pre-transaction and post-transaction. Using the midpoint of $25.5 million for the value of Crescent Machinery, adding cash of $1.3 million at the Crescent Operating level, and the value of the Magellan warrants of $9.4 million using the Black-Scholes option-pricing model, Houlihan Lokey concluded that a reasonable pre-transaction value of the Company's assets was $36.1 million. The Company's liabilities of $35.5 million were subtracted from the total asset value, resulting in pre-transaction equity value of $0.6 million or $0.05 per share, based on the
11.4 million outstanding pre-transaction shares of the Company.

         The value of the Company's assets increased to approximately $50.0 million after taking into account the issuance of the Series A and Series B Preferred Partnership Interests. The Company's post-transaction liabilities of $20.5 million were subtracted from the total asset value of $50.0 million, which resulted in a post-transaction equity value of $29.5 million. The conversion prices of the Series A and Series B Partnership Interests are to be derived from the Rights Price. As the timing of the rights offering is presently unknown, the Company's management has instructed us to assume in our analysis a range of Rights Prices between $0.07 and $1.00, which would yield conversion prices between $0.16 and $2.33, respectively, for the Series A Preferred Partnership Interests and between $0.07 and $0.93, respectively, for the Series B Preferred Partnership Interests. The Company's post-transaction common shares outstanding were adjusted to include the effects of the exchange of the Series A Preferred Partnership Interest and Series B Preferred Partnership Interest at the ranges of conversion prices noted above, and the exercise by SunTx of the Warrant, which resulted in a range of fully diluted shares outstanding between 367.9 million and 38.9 million, respectively, for the Company. Aggregate equity value to current stockholders of the Company increased from $0.6 million pre-transaction to $0.9 million and $8.7 million, respectively, post-transaction, an increase of 50.0% and 1,350.0%. The Company's post-transaction per share equity value was between approximately $0.08 per share and $0.76 per share, respectively, an increase of 60.0% and 1,420.0%, respectively, compared to the pre-transaction value, based on 11.4 million shares outstanding, of $0.05 per share.


         The aforementioned analyses required studies of the overall market, economic and industry conditions under which the Company and its entities operate, and the Company's and its entities' operating results. Research into, and consideration of, these conditions were incorporated into the analyses.


         In assessing the fairness of the asset sale and the Preferred Partnership Interests sale transactions from a financial point of view, using publicly available information and information provided by the Company or its entities, Houlihan Lokey (i) analyzed the reasonableness of the consideration offered in exchange for the Company's hospitality and land development assets; and (ii) analyzed the reasonableness of the terms of, and consideration for the issuance and sale of the Series A and Series B Preferred Partnership Interests in CMC Holdings LP. Based on its analysis, Houlihan Lokey is of the opinion that the sale of the assets and the issuance and sale of the Preferred Partnership Interests are fair, from a financial point of view, to the public stockholders of the Company. Houlihan Lokey did not evaluate, and does not offer any opinion relating to the other elements of the Restructuring Proposal, or the other elements of the Restructuring Transactions, individually or in the aggregate. In arriving at its opinion, Houlihan Lokey did not consider conversion prices outside the aforementioned ranges; however, Houlihan Lokey stated in its opinion that rights offering prices above or below the indicated range would not necessarily change its opinion.


         The opinion is based on the business, economic, market and other conditions as they existed as of the date of the opinion. Houlihan Lokey relied upon and assumed, without independent verification, the accuracy, completeness and fairness of all of the financial and other information reviewed by it in connection with rendering the opinion. Houlihan Lokey also assumed that the financial results and projections provided by the Company and its entities have been reasonably prepared and reflect the best current available estimates of the financial results, condition, and prospects of the Company. Houlihan Lokey did not independently verify the accuracy or completeness of the information supplied to it with respect to the Company and its affiliates and does not assume responsibility for such information. Except as described above, Houlihan Lokey did not make any physical inspection or independent appraisal of the specific properties, assets or liabilities of the Company or its entities.

         The preparation of a fairness opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and application of those methods to the particular circumstances and is therefore not readily susceptible to summary description. In arriving at the opinion, Houlihan Lokey did not attribute any particular weight to any one analysis or factor, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Houlihan Lokey believes its analyses and the summary set forth herein must be considered as a whole and that selecting portions of its analyses or this summary, without considering all factors and analyses, could create an incomplete view of the processes underlying the analyses set forth in the opinion. Houlihan Lokey made numerous assumptions with respect to the Company and its affiliates, industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of the Company and its affiliates. The estimates contained in such analyses are not necessarily indicative of an actual range of values or predictive of future results or values, which may be more or less favorable than suggested by such analyses. Additionally, analyses relating to the range of value of businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold. Accordingly, such analyses and estimates are inherently subject to substantial uncertainty.

RISK FACTORS


         You should carefully consider the risks described below regarding the Restructuring Transactions, including the asset sale and the Preferred Partnership Interests sale and Crescent Operating's remaining business following these transactions, together with all the other information included in this proxy statement, before making a voting decision on the Restructuring Proposal. The risks described below include events and circumstances that could materially harm Crescent Operating's business, financial condition, or results of operation. If Crescent Operating's business, financial condition or results of operation are harmed, the trading price of Crescent Operating's common stock could decline and you could lose all or part of your investment.


INDEBTEDNESS; LACK OF ADEQUATE CAPITAL IF NOT APPROVED


         Crescent Operating maintains a high level of debt. This debt is primarily composed of debt owed to Crescent LP. Crescent Operating's cash flow from its assets will not be sufficient to meet its requirements during 2001. Crescent Operating extended certain payment obligations during 2000 and 2001 by reaching agreements with Crescent LP that beginning May 1, 2001 no interest would accrue and that all principal and interest payment obligations would be deferred, until the earlier of (i) December 15, 2001 and (ii) consummation of the Restructuring Transactions. In addition, CMC LP currently stands in default on several major loans, aggregating $66.7 million as of September 30, 2001, from commercial banks due to failure to pay the principal portion of payment installment due in September 2001 and anticipates being unable to pay its October 2001 installment. CMC LP is negotiating with these lenders in an attempt to address these defaults and renegotiate certain terms of these financing arrangements. However, there is no assurance that CMC LP will be able to successfully remedy these defaults and it is possible that these lenders, under certain circumstances, could force CMC LP into bankruptcy. Without a significant cash infusion through either a sale of assets or a similar transaction and/or a significant additional investment of equity, Crescent Operating expects to be unable to meet its existing or future debt obligations. Crescent Operating will be forced to request another payment deferral or seek a restructuring of its debt. There can be no assurance that any such deferral or restructuring will be available. Even if a deferral or restructuring is available, such an action would not be a long-term solution to Crescent Operating's liquidity problems and Crescent Operating cannot continue to operate on such a basis. Crescent Operating believes its existing cash balances together with operating revenues will not allow Crescent to meet its debt obligations in either the short term or the long term. Crescent Operating's ability to continue its operations will be adversely affected if the Restructuring Transactions are not consummated. In the event the Restructuring Transactions are not consummated and Crescent Operating is unable to secure an additional equity investment, Crescent Operating expects that its ability to continue as a going concern will be impaired. In this regard, it is of note that the auditor's report filed in connection with Crescent Operating's current annual report on Form 10-K is qualified by a reference to Crescent Operating's recurring net losses, net capital deficiencies, deferred obligations that mature in 2001 and substantial debt maturing in 2002. The auditor's report states that Crescent Operating's operations "do not provide sufficient cash flow to service the debt as currently structured" and "these conditions raise substantial doubt about the company's ability to continue as a going concern."



INDEBTEDNESS; LIMITATION ON ADDITIONAL CAPITAL IF APPROVED



         If the Restructuring Transactions are consummated, upon the closing of the Restructuring Transactions, Crescent LP will make available to Crescent Operating the Working Capital Line and will restructure, under the Americold Loan, the remaining debt payable by Crescent Operating to Crescent LP (See "Proposal Number 1: The Restructuring Proposal--Additional Agreements--Loan Agreements" for information on the Working Capital Line and the Americold Loan). The terms of the Working Capital Line and the Americold Loan prohibit Crescent Operating from incurring additional debt. In addition, the Second Amended and Restated Certificate of Incorporation provides that Crescent Operating may borrow only with the affirmative vote of 75% of the directors. The restrictions under such loan documents could have the effect of prohibiting Crescent Operating from obtaining financing needed to continue operations or grow through expansion.



         In addition, Crescent Operating can draw down on the Working Capital Line only if the following conditions are met:



         o Crescent Operating's aggregate cash or cash equivalents cannot exceed $0.1 million at the time of such draw;



         o Crescent Operating is unable to obtain an alternative loan from another financing source despite commercially reasonable efforts;



         o Crescent Operating, CMC Holdings LP, CMC LP or any of their subsidiaries shall not have opened, without the consent of Crescent LP, any new equipment sales or leasing site within the immediately preceding twelve month period; and



         o CMC Holdings LP and its subsidiaries shall not have deviated by more than 15% from its budgeted capital and operating expenses (excluding deviations with respect to one time non-recurring items) set forth in its budget for the year in which the draw is made without the consent of Crescent Equities.



Additionally, because the Working Capital Line prohibits Crescent Operating from drawing down on the credit facility if CMC LP opens a new equipment sales and leasing site without the consent of Crescent LP, the failure to attain any such consent could impair CMC LP's ability to expand which in turn could affect its financial viability.

FOCUS OF COMPANY BUSINESS; DEPENDENCE UPON REMAINING BUSINESS SEGMENTS


         If the Restructuring Proposal is approved and the Restructuring Transactions are consummated, Crescent Operating will be fully divested of its hospitality and land development businesses. Crescent Operating's remaining business will consist only of its equipment sales and leasing business and its 40% indirect interest in Americold Logistics. Under the Securities Purchase Agreement, Crescent Operating has agreed to sell its interest in Americold Logistics, if and when a transaction for such a sale is approved by Crescent LP, Vornado Realty Trust and VOO. Crescent Operating will have no right to participate in the determination of the terms and timing of the sale. Americold Logistics is controlled and operated by VOO. While there is no proposal to sell Crescent Operating's interest in Americold Logistics and Crescent Operating is unaware of any current plan to sell Americold Logistics, Crescent Operating's long term plans include the sale of its interest in Americold Logistics. Following completion of the asset sale, the profitability of Crescent Operating will depend primarily on the ability of CMC LP to generate meaningful revenues and business from the equipment sales and leasing business segment, at acceptable margins. To date, Crescent Operating has been unable to profitably operate its equipment sales and leasing business. There can be no assurance that Crescent Operating will be successful in increasing revenues at acceptable margins, or if it does, that it will become profitable.


RISKS RELATING TO EQUIPMENT SALES AND LEASING


         In the event the transactions contemplated by the Restructuring Proposal are consummated, and Crescent Operating's interest in Americold Logistics is sold, Crescent Operating will be entirely reliant on its equipment sales and leasing business. Through its subsidiary, Crescent Machinery, Crescent Operating services, sells, and leases construction equipment and accessories primarily to the construction and utility industries. Crescent Machinery has historically not been profitable and there can be no assurance that, following the merger of Crescent Machinery into CMC LP, its new business plan will be profitable. References in this proxy statement to CMC LP as operator of the equipment sales and leasing business with respect to periods prior to the completion of such merger should be deemed to instead refer to Crescent Machinery. An economic downturn or recession in the construction or utility industries, as well as equipment shortages, could have a material adverse affect on the financial condition and results of operations of CMC LP. CMC LP also faces exposure for claims of injury incurred in connection with the use of the equipment it sells, leases and services. Although CMC LP generally maintains insurance coverage for such matters, there can be no assurance that any such claims would not have a material adverse effect on the financial condition and results of operations of Crescent Operating.



         In addition, some of CMC LP's competitors in the equipment sales and leasing business are larger and better capitalized than CMC LP and may be better positioned to acquire a larger share of the market. The equipment rental industry is highly fragmented and competitive. CMC LP's competitors primarily include small, independent businesses with one or two rental locations; regional competitors which operate in one or more states; public companies or divisions of public companies; and equipment vendors and dealers who both sell and rent equipment directly to customers. CMC LP believes that, in general, large companies enjoy significant competitive advantages compared to smaller operators, including greater purchasing power, a lower cost of capital, the ability to provide customers with a broader range of equipment and services and with newer and better maintained equipment, and greater flexibility to transfer equipment among locations in response to customer demand.



         Crescent Operating's management believes that in the event of a significant downturn of the economy, the decline in construction demand would have the largest impact on the lowest margin revenue of the business new and used equipment sales. For the quarter ended June 30, 2001, equipment sales, equipment rentals and parts service and supplies contributed 41%, 37% and 22%, respectively, of CMC LP's gross revenues, compared to 57%, 25% and 18%, respectively, for the comparable quarter in 2000. CMC LP's management believes that the principal competitive factors in its markets for sale and rental of the construction equipment and accessories it offers are availability of required equipment, competitive pricing, product features, parts and service. The demand for products and services provided by CMC LP are impacted generally by economic conditions affecting customer demand as such demand impacts residential and commercial real estate development markets and housing and commercial construction starts. The operations are seasonal, and adverse weather conditions, such as extended periods of precipitation, can adversely affect its operations. The summer months typically have the greatest positive impact and the winter months typically have the greatest negative impact on CMC LP's operating results.



         In addition, the rate of infrastructure spending, housing starts, commercial construction and mining play a significant role in CMC LP's results. The equipment products that it sells and leases are an integral component of these activities and as these activities increase or decrease in the U.S. or abroad, demand for its products may be significantly impacted. In many cases the level of infrastructure activity is dependent upon government spending. For example, if federal funding for highway construction is delayed, or concentrated on less equipment-intensive activities such as bridge repair, CMC LP's revenues could be negatively impacted.



         The success of CMC LP's business is dependent on equipment manufacturers in several key respects and may be impacted by the policy changes of these manufacturers. First, CMC LP relies exclusively on various equipment manufacturers for its new equipment inventory. Additionally, manufacturers typically support their distributors, such as CMC LP, by providing certain forms of financial assistance such as advertising assistance and favorable inventory financing. In addition, manufacturers sometimes establish various incentive programs designed to spur demand for their equipment. From time to time, manufacturers may modify and discontinue these distributor assistance and consumer incentive programs, which could have a significant adverse effect on consolidated results of operations and cash flows of CMC LP. Any event that may have a material adverse effect on the financial condition, management, marketing, production and distribution capabilities of the equipment manufacturers with whom CMC LP does business, such as general economic downturns or recessions, increases in interest rates, labor strikes, supply shortages, adverse publicity or product defects, may have a material adverse effect on the business, results of operations, financial condition, cash flows and prospects of CMC LP.



         CMC LP's business depends heavily on one equipment manufacturer. Approximately 23% of new equipment sales is attributable to equipment manufactured or supplied by JCB, Inc. If CMC LP's relationship with JCB were to cease or deteriorate, its ability to compete in the market for sales of new equipment would be seriously impaired. In addition, CMC LP's parts and services business is highly tied to JCB equipment. Any decrease in the use of JCB equipment by the consumer and commercial construction markets could negatively impact its parts and services business. Furthermore, CMC LP's dependence on JCB could impair efforts to grow its sales and parts and services business. CMC LP's dependence on its relationship with JCB could harm its ability to grow and could negatively affect the business of CMC LP which could impact Crescent Operating's financial investment in CMC LP.


RISKS RELATING TO REMAINING DEBT


         Even in the event the Restructuring Transactions are consummated, Crescent Operating will still have outstanding debt of approximately $20.3 million, $16.8 million of which consists of the Americold Loan. The remaining amount consists of approximately $3.5 million owed under the Seller Notes. In addition, Crescent Operating's subsidiary CMC LP will have outstanding debt related to its operations. At June 30, 2001, this debt totaled $108.9 million. Crescent Operating believes that the intended future sale of its 40% indirect interest in Americold Logistics will be its most likely source of potential funds with which to pay all or part of this debt. In the event Crescent Operating is unable to sell its investment in Americold Logistics, or sells such investment for less than the outstanding balance of the Americold Loan, the Americold Loan, or remaining balance would have to be paid from cash flow generated from Crescent Operating's interest in CMC LP.



         CMC LP (as successor to Crescent Machinery) is currently in default under a number of floor financing arrangements with lenders who advance money to CMC LP that CMC LP uses in financing its inventory of construction equipment and accessories. CMC LP is in breach of covenants in these floor financing arrangements regarding the use of proceeds from the sale of such inventory. Because CMC LP is in breach of these floor financing arrangements, it is possible that the lenders, collectively or individually, could foreclose on the assets of CMC LP. If such actions were taken, there is a substantial risk that CMC LP would cease to do business as a going concern. There is no guarantee that CMC LP will be able to remedy these defaults.


SUBSTANTIAL DILUTION TO EXISTING STOCKHOLDERS


         As part of the Restructuring Proposal, Crescent Operating is seeking stockholder approval to increase the number of shares of its common stock authorized from 22,500,000 shares to 800,000,000 shares. If the Charter is amended and additional shares are authorized, generally no stockholder approval would later be necessary for the issuance of all or any portion of the additional authorized shares of common stock unless required by law or any rules or regulations to which Crescent Operating is subject or by the policies of any stock exchange on which the shares of stock of Crescent Operating may be listed. Future issuances of Crescent Operating common stock will increase the number of outstanding shares, thereby diluting existing stockholders by decreasing the percentage ownership in Crescent Operating (for voting, distributions and all other purposes) represented by existing shares. The availability for issuance of the additional shares of Crescent Operating common stock may be viewed as having the effect of discouraging an unsolicited attempt by another person or entity to acquire control of the Company. Although the Board of Directors has no present intention of doing so, the authorized but unissued common stock of Crescent Operating could be issued in one or more transactions that would make a takeover of Crescent Operating more difficult or costly, and therefore less likely.



         Pursuant to the terms of the Securities Purchase Agreement, CMC Holdings LP will sell Preferred Partnership Interests to SunTx and CEH and issue the Warrant to SunTx. The Warrant will allow SunTx to purchase up to 2,800,000 shares of Crescent Operating common stock at $0.01 per share. Using exchange rates calculated based upon a range of assumed Rights Prices from $0.07 to $1.00, the Preferred Partnership Interests are exchangeable at the option of holders into an aggregate of between approximately 365,100,177 and 36,093,533 shares of Crescent Operating common stock. In such an event the 11,442,791 shares of Crescent Operating common stock now outstanding would be diluted to constitute between 3.1% and 29.4% of Crescent Operating's outstanding equity. The percentage ownership in Crescent Operating represented by the currently outstanding shares of Crescent Operating common stock could be diluted even further in the event the Rights Price is less than the $0.07 Rights Price in the preceding example. The price at which each unit may be exchanged for shares of Crescent Operating common stock may be lower than the market price of the Crescent Operating common stock at the time of the exchange. In addition, Crescent Operating intends to undertake a rights offering whereby it may sell and issue up to $15.0 million in additional shares of its common stock. See "--CMC Holdings LP Preferred Partnership Interests Sale--Additional Agreements--Rights Offering Agreement." Upon the issuance of additional shares of Crescent Operating common stock, exchange of Preferred Partnership Interests, exercise of the Warrant, or sale in the rights offering, the current stockholders, except to the extent they correspondingly increase their holdings of Crescent Operating common stock, will experience an immediate substantial dilution of their percentage of equity ownership in Crescent Operating.



RISKS RELATED TO THE RIGHTS OFFERING AND THE RIGHTS PRICE



         If the Restructuring Transactions are consummated, Crescent Operating will be required to use its commercially reasonable best efforts to engage in a rights offering to its existing stockholders for the sale of up to $15.0 million of Crescent Operating common stock. The Rights Price, which is the price at which existing stockholders will be entitled to purchase additional shares of Crescent Operating common stock in the rights offering, will be equal to the lesser of (a) the average of the reported closing prices for Crescent Operating common stock for the twenty (20) trading days immediately preceding the fifth day prior to the commencement date of the rights offering, or (b) the average of the reported closing prices for Crescent Operating common stock for the twenty
(20) trading days immediately following the commencement date of the rights offering. Because the Rights Price is based upon future market prices for Crescent Operating common stock, it is impossible at this time to determine or even estimate what the Rights Price will be. This notice does not constitute an offer of any securities for sale. The rights offering would be effectuated pursuant to an effective registration statement that would be filed with the Securities and Exchange Commission.



         Crescent Operating's obligation to engage in the rights offering is not conditioned upon any minimum or maximum Rights Price, and Crescent Operating may therefore be required to engage in the Rights Offering at a Rights Price that Crescent Operating management believes to be below the fair value of the Crescent Operating common stock. In such an event, the rights offering could be economically dilutive to existing stockholders that do not elect to purchase shares in the rights offering. In addition, because the total number of shares of common stock to be offered in the rights offering is based upon an aggregate offering size of $15.0 million, the lower the Rights Price is determined to be, the larger the number of shares that will be offered in the rights offering and the greater the degree of potential dilution to existing stockholders that elect not to purchase shares in the rights offering.



         As described under "-- The CMC Holdings Preferred Partnership Interest Sale - Exchange or Conversion", the rate of exchange of the Preferred Partnership Interests into shares of Crescent Operating common stock is calculated based upon, and is inversely proportionate to, the Rights Price. Accordingly, the lower the Rights Price is determined to be, the larger the number of shares of Crescent Operating common stock into which the Preferred Partnership Interests may be exchanged at the option of the holders of such interests. Similarly, under certain circumstances in the future, the rate of conversion of the Preferred Partnership Interests into common limited partnership interests of CMC LP will also be inversely proportionate to the Rights Price. As a result of the impact of the Rights Price on these exchange and conversion rates, the magnitude of the dilution resulting from the issuance of the Preferred Partnership Interests on Crescent Operating's existing stockholders is greatly impacted by the amount of the Rights Price. Crescent Operating's existing stockholders will suffer much greater dilution in the event of a low Rights Price.



         In analyzing the advisability of the proposed Restructuring Transactions, the Board of Directors and the Independent Evaluation Committee of the Company relied in part upon the conclusions in the fairness opinion and related analysis of Houlihan Lokey, the independent financial advisor engaged by the Board of Directors. Houlihan Lokey's opinion regarding the financial fairness to Crescent Operating and its stockholders of the asset sale and the securities sale transactions was prepared based upon analysis using assumed Rights Prices ranging from $0.07 to $1.00. There can be no assurance that the Rights Price will fall within that range. Houlihan Lokey rendered no opinion as to the financial fairness of the transactions in the event of a Rights Price outside of that range There is a risk that, at a Rights Price below that range, Houlihan Lokey would not have been of the opinion that the asset sale and the securities sale transactions are fair to the public stockholders of Crescent Operating from a financial point of view.



         For each of the foregoing reasons, Crescent Operating's existing stockholders are subject to risk of substantial dilution related to the uncertainty of the amount of the Rights Price.


CHANGE OF CONTROL AND CONFLICTS OF INTEREST


         The Restructuring Transactions include several amendments to the Charter and provide for the establishment of the Class I, Class II and Class III Special Nominating Committees. As a result of the establishment of the special nominating committees, until such time as any of such committees is terminated and dissolved, members of such committee, which will initially be the persons on the Restructuring Slate, will have the sole and exclusive right to (i) nominate the slate of directors for election to such class of directorship, (ii) fill any vacancy of such class of directorship and (iii) elect successor members of and fill any vacancy on such special nominating committee. The Restructuring Slate consists of seven directors, including three designees of SunTx, two designees of CEH and two designees of Crescent Operating. Additionally, certain stockholders of Crescent Operating have agreed to enter into voting agreements with SunTx and CEH whereby they will agree to vote for the directors nominated by each class. This will effectively ensure partial control of the Board of Directors of Crescent Operating by the incumbent representative members of CEH and SunTx until such time as more than 80% of the Series A Preferred Partnership Interests (or the securities received upon exchange or conversion of such interests) and more than 80% of the Series B Preferred Partnership Interests (or the securities received upon exchange or conversion of such interests) have been transferred to persons not affiliated with CEH and SunTx, respectively. Also, a provision in the proposed Second Amended and Restated Certificate of Incorporation would require approval of 75% of the Board of Directors for certain extraordinary actions. Such a requirement on a seven member board would allow any two directors to block any such vote requiring 75% approval.



         The Restructuring Proposal will also affect Crescent Operating's control of its existing subsidiary Crescent Machinery. After the merger of Crescent Machinery into CMC LP, the general partner of CMC LP will be CMC GP LLC, a wholly owned subsidiary of CMC Holdings LP. CMC Holdings LP is controlled by its sole general partner, CMC GP. Accordingly, CMC GP will indirectly control CMC LP and its equipment sales and leasing business. The Board of CMC GP consists of three single member classes of directorship, with two of the classes filled by designees of SunTx and CEH. Since each class of directorship may nominate successors for election and fill vacancies in its class, the SunTx and CEH designees will effectively have control of the CMC GP Board. For the reasons described above, therefore, SunTx and CEH, if they act in concert, will have significant influence over the affairs of both Crescent Operating and CMC GP which controls Crescent Operating's primary remaining business interest, CMC LP. This structure of the Board of Directors for both entities (Crescent Operating and CMC GP) will inhibit the taking of any action which is not acceptable to SunTx and CEH. The intercorporate relationship caused by the fact that certain executive officers/board members of CEH and SunTx will serve as board members of Crescent Operating and CMC GP may lead to possible conflicts of interest. These possible conflicts may arise from the duties of loyalty owed by persons acting as corporate fiduciaries to two or more companies in which such companies may have adverse interests.

         Disregarding any increase to the number of outstanding shares of Crescent Operating common stock that may result from the rights offering and assuming exchange rates based upon Rights Prices near the most recent market prices for Crescent Operating common stock, if SunTx exchanges all of its Series B Preferred Interests for Crescent Operating common stock, Crescent Operating believes that SunTx will likely control the outcome of all Crescent Operating stockholder votes that require approval of less than two-thirds of the outstanding shares. If both CEH and SunTx exchange their Preferred Partnership Interests for Crescent Operating common stock, it is likely that, depending upon the Rights Price, they will collectively be able to control the outcome of all Crescent Operating stockholder votes.



         Neither CEH nor SunTx has any obligation, other than by restrictions imposed by applicable securities laws, to retain their equity interests in CMC Holdings LP or any equity interests they may acquire in Crescent Operating, whether through exchange of their Preferred Partnership Interests or otherwise. Crescent Operating, CMC Holdings LP, Crescent Machinery and CEH have agreed, subject to compliance with applicable laws and the consent of each, which may not be unreasonably withheld, to take any reasonable actions necessary to facilitate hedging transactions by SunTx at any time after the closing of the transactions contemplated by the securities purchase agreement. As a result of their significant equity interests in CMC Holdings LP, and potentially in Crescent Operating, substantial dispositions of the securities of either company by CEH or SunTx could adversely impact the market value of such class of securities.



         Delaware law, Crescent Operating's charter documents and Crescent Operating's stockholder rights plan could prevent a change of control that might be beneficial to the stockholders. Delaware law, as well as provisions of Crescent Operating's Charter and bylaws, and Crescent Operating's stockholder rights plan, could discourage unsolicited proposals to acquire Crescent Operating, even though such proposals may be beneficial to the stockholders. These provisions include, among others:



                  o a Board of Directors classified into three classes of directors with the directors of each class having staggered, three-year terms;



                  o the Board of Directors' authority to issue shares of preferred stock without stockholder approval;



                  o provisions of the proposed Second Amended and Restated Certificate of Incorporation, the adoption of which is conditioned upon stockholder approval of the Restructuring Proposal, would require the vote or consent of 75% of Crescent Operating's Board of Directors to approve any merger or similar transaction with another entity or sell a material portion of our assets, except for any sale of Crescent Operating's interest in Americold Logistics;



                  o provisions of Delaware law that restrict many business combinations;



                  o provisions of Delaware law that provide that directors serving on staggered boards of directors, such as Crescent Operating's, may be removed only for cause; and



                  o a stockholder rights plan that would cause substantial dilution to a person or group that attempts to acquire us on terms not approved in advance by Crescent Operating's board of directors.



                  These provisions could discourage tender offers or other transactions that might otherwise result in our stockholders receiving a premium over the market price for our common stock.

                  The proposed Second Amended and Restated Certificate of Incorporation, the adoption of which is dependent upon the approval of the Restructuring Proposal, provides that the provisions of Delaware law that restrict business combinations do not apply to transactions by Crescent Equities, SunTx or the affiliates of either. Furthermore, the provisions of Crescent Operating's stockholder rights plan that would trigger substantial dilution in such events apply to transactions by such parties. Accordingly, Crescent Equities and SunTx are in a position to effect a business combination or other transaction with Crescent Operating in situations where others would be restricted from effecting a similar transaction.


THE ASSET SALE


         Crescent Operating is asking its stockholders to consider and approve, as part of the Restructuring Proposal, the sale of:



         o all of the assets related to Crescent Operating's hospitality business, including certain leases and subleases of real property described as the "hotel properties" and various other business contracts, licenses, working capital and the other assets of the following Crescent Operating subsidiaries:
                  RoseStar Management LLC, RoseStar Southwest, LLC, Canyon Ranch Leasing, L.L.C., Wine Country Hotel, LLC, and COI Hotel Group, Inc. and (b) certain other assets, parcels of land and the related furniture, fixtures and equipment located at Canyon Ranch - Tucson;



         o all of the shares of the voting common stock owned by Crescent Operating or its subsidiaries, including COPI Colorado, in each of Crescent Resort Development, Inc. ("CRDI") (formerly Crescent Development Management Corporation), CRL Investments, Inc., CRE Diversified Holdings, Inc., Desert Mountain Development Corporation, WOCOI Investment Company and The Woodlands Land Company, Inc., each of which is a corporation operating in the land development business; and



         o all of the membership interests of CR License LLC owned by Crescent Operating.


THE COMPANIES

Crescent Operating, Inc.
777 Taylor Street, Suite 1050
Fort Worth, Texas 76102


         Crescent Operating was formed on April 1, 1997 by Crescent Equities and its subsidiary Crescent LP. Effective June 12, 1997, Crescent Equities distributed shares of Crescent Operating common stock to stockholders of Crescent Equities and to unit holders of Crescent LP, and, on that date, Crescent Operating became a public company. Crescent Operating was formed to be a lessee and operator of certain assets owned or to be acquired by Crescent LP. The relationship between Crescent Equities, Crescent LP and Crescent Operating is governed by an agreement (the "Intercompany Agreement.") Under the Intercompany Agreement, Crescent Operating and Crescent LP agreed to provide the other with rights to participate in certain transactions.


         Crescent Operating, through various subsidiaries and affiliates, has assets and operations comprising four business segments: (i) Equipment Sales and Leasing, (ii) Hospitality, (iii) Temperature

Controlled Logistics, and (iv) Land Development. Within these segments Crescent Operating owns the following:


o The Equipment Sales and Leasing segment consists of Crescent Machinery, which currently is a wholly owned subsidiary of Crescent Operating. Crescent Machinery is a construction equipment sales, leasing and service company with 16 locations in six states. Immediately prior to the closing of the Restructuring Transactions, Crescent Operating will transfer Crescent Machinery's business to a limited partnership by merging Crescent Machinery into CMC LP, with CMC LP as the surviving entity and the successor by merger to Crescent Machinery's business, assets and liabilities. The sole general partner of CMC LP is CMC GP LLC, a wholly owned subsidiary of CMC Holdings LP, which is in turn a wholly owned subsidiary of Crescent Operating.



o The Hospitality segment consists of (i) Crescent Operating's lessee interests in the Denver Marriott City Center, the Hyatt Regency Beaver Creek, the Hyatt Regency Albuquerque, Canyon Ranch-Tucson, Canyon Ranch-Lenox, the Ventana Inn and Spa, the Sonoma Mission Inn and Spa (including the Sonoma Mission Inn Golf and Country Club, the lease for which will be terminated prior to the closing of the Restructuring Transactions), the Renaissance Hotel in Houston, Texas, and (ii) a 5% economic interest in CRL Investments, Inc., which has an investment in the Canyon Ranch Day Spa in the Venetian Hotel in Las Vegas, Nevada, and an economic interest in CR License, LLC, which participates in the future use of the "Canyon Ranch" name and manages the Canyon Ranch Day Spa in the Venetian Hotel.



o The Temperature Controlled Logistics segment consists primarily of a 40% interest, held indirectly through its interest in the Americold Partnership, in the operations of Americold Logistics, which currently operates 99 refrigerated storage properties with an aggregate storage capacity of approximately 520 million cubic feet.


o The Land Development segment consists of (i) a 4.65% economic interest in Desert Mountain, a master planned, luxury residential and recreational community in northern Scottsdale, Arizona, (ii) a 52.5% general partner interest in The Woodlands Operating Company, L.P., (iii) a 2.475% economic interest in The Woodlands Land Development Company L.P., and (iv) a 60% economic interest in COPI Colorado, a company that has a 10% economic interest in CRDI.

Crescent Real Estate Equities Limited Partnership
777 Main Street, Suite 2100
Fort Worth, Texas 76102

         Crescent LP is the limited partnership through which Crescent Equities conducts its operations. Crescent Equities provides management, leasing and development services with respect to some of its properties. Crescent Equities operates as a REIT for federal income tax purposes, and, together with its subsidiaries, is a fully-integrated real estate company.

         Crescent Equities conducts all of its business directly through Crescent LP and its other subsidiaries. Crescent Equities is currently structured to facilitate and maintain its qualification as a REIT.

COPI Colorado
c/o Crescent Operating, Inc.
777 Taylor Street, Suite 1050
Fort Worth, Texas 76102

         COPI Colorado was formed in September 1998 to hold an ownership interest in CRDI and to raise cash to acquire Crescent Operating common stock in the open market.


THE ASSET PURCHASE AGREEMENT


         THIS SECTION OF THE PROXY STATEMENT DESCRIBES THE MATERIAL TERMS OF THE ASSET PURCHASE AGREEMENT. WHILE CRESCENT OPERATING BELIEVES THIS DESCRIPTION COVERS THE MATERIAL TERMS OF THE Asset purchase AGREEMENT AND THE related asset and stock SALE, THIS SUMMARY MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU AND THUS THIS DESCRIPTION IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE ASSET PURCHASE AGREEMENT ATTACHED AS ANNEX A HERETO, WHICH CRESCENT OPERATING URGES YOU TO READ CAREFULLY.


Purchase Price

         The aggregate purchase price payable by Crescent LP to Crescent Operating and its subsidiaries at closing is approximately $78.4 million, subject to certain adjustments. The purchase price is payable in the form of:


         o $11.0 million in cash payable to COPI Colorado (which will thereafter be immediately liquidated), and


         o the remainder in cancellation and extinguishment of certain rent and debt obligations of Crescent Operating under various leases, lines of credit, term loans and other indebtedness owed to Crescent LP.

Representations and Warranties

         The Asset Purchase Agreement contains customary representations and warranties for an asset sale transaction involving public companies, including representations and warranties by Crescent Operating as to itself and its various subsidiaries and affiliates having to do with:

         o        legal entity organization;

         o        authorization and enforceability;

         o absence of conflicts and consents required from third parties and governmental entities;

         o ownership of the stock or other equity interests in the subsidiary companies being sold;

         o        title to the assets being sold;

         o        compliance with laws;

         o        SEC reports and Crescent Operating financial statements;

         o        absence of certain changes and events;

         o        taxes;

         o        intellectual property;

         o        contracts and arrangements;

         o        litigation or other legal proceedings;

         o        affiliate transactions; and

         o        fairness opinions.

         The Asset Purchase Agreement also contains representations and warranties by Crescent LP, as purchaser, having to do with:

         o        company organization;

         o        authorization and enforceability;

         o        no violation of existing agreements;

         o        litigation; and

         o        brokers.

Covenants

         The Asset Purchase Agreement contains covenants of Crescent Operating and the other affiliated selling companies and Crescent LP customary for transactions of this type, including the following:

         o Crescent Operating and the other affiliated selling companies and Crescent LP will use commercially reasonable efforts to obtain all consents, approvals or actions of, to make all filings with, and to give notices to governmental or regulatory authorities or any other person required to consummate the asset sale;

         o Crescent Operating and the other affiliated selling companies will allow Crescent LP reasonable access to its business records, employees and representatives prior to closing;

         o Crescent Operating and the other affiliated selling companies will not sell, assign or otherwise dispose of any of the assets being purchased by Crescent LP;

         o Crescent Operating and the other affiliated selling companies will operate their businesses only in the ordinary course consistent with past practice; and

         o subject to its fiduciary duties, the Crescent Operating Board of Directors will recommend to stockholders the approval of the transactions included in the Restructuring Proposal.

Indemnification for Breaches of Representations and Warranties

         Crescent Operating has agreed to indemnify Crescent LP and its affiliates for any loss (i) arising as a result of any breach by Crescent Operating of its representations and warranties or any failure to perform its covenants contained in the Asset Purchase Agreement or (ii) from any liabilities not assumed by Crescent LP pursuant to the Asset Purchase Agreement. Except with respect to breaches of representations and warranties relating to authority, title to assets, ownership of stock, absence of conflicts, regulatory approvals and brokers, Crescent LP may not make a claim for indemnification based upon a claimed breach of a representation or warranty unless the aggregate losses incurred by Crescent LP have equaled or exceeded $1.0 million, after which Crescent LP will be entitled to be indemnified for losses in excess of such amount. Crescent Operating's representations and warranties survive for a period of 12 months following closing, except that the representations and warranties with respect to authority and brokers shall survive indefinitely and all representations and warranties with respect to taxes and benefit plans and ERISA shall survive until sixty days after the expiration of all applicable statutes of limitations.

         Subject to certain limitations, Crescent LP has agreed to indemnify Crescent Operating and each of the other selling companies and their respective affiliates for any loss arising as a result of any breach by Crescent LP of its representations and warranties or any failure to perform its covenants contained in the Asset Purchase Agreement.

Conditions to Closing

         The parties' obligations to consummate the asset sale transaction are subject, among other things, to the satisfaction or waiver at or before closing of the following conditions:

         o the approval by Crescent Operating stockholders of each element of the Restructuring Proposal;

         o the receipt of all necessary consents, regulatory approvals, authorizations, registrations and permits;

         o the continuing effectiveness of fairness opinions delivered to each of the Intercompany Evaluation Committees of the Boards of Crescent Operating and Crescent Equities;

         o the other party's or parties' representations and warranties being materially accurate as of the closing date;


         o the closing of the sale of and issuance of the Preferred Partnership Interests by CMC Holdings LP pursuant to the Securities Purchase Agreement;


         o the delivery of mutual releases of claims by Crescent LP and Crescent Operating; and

         o there being no proceeding by any court or governmental body, among other things, challenging, delaying or prohibiting the sale.

Termination

         The Asset Purchase Agreement may be terminated at any time before closing in any of the following ways:

         o mutual written consent of Crescent Operating and the other affiliated selling companies and Crescent LP;

         o by Crescent LP if Crescent LP's legal counsel is unable to render a legal opinion that the acquisition by Crescent LP assets and shares contemplated by the Asset Purchase Agreement would not jeopardize the status of Crescent Equities as a REIT;

         o by either Crescent Operating or Crescent LP if the closing is not completed by December 31, 2001, as long as the party seeking to terminate for this reason is not in breach of its obligations under the Asset Purchase Agreement;

         o by either party if the Crescent Operating stockholders fail to approve the Restructuring Proposal;

         o by Crescent Operating and the affiliated selling companies or Crescent LP if (i) the other party or parties materially default or breach any of the covenants, agreements, representations or warranties of such party or parties and fails to remedy such default or breach within a prescribed period, provided that Crescent Operating cannot terminate if the breach is caused by an affiliated selling party, or (ii) notification from the terminating party is delivered to all other parties that the satisfaction of any condition to the terminating parties closing obligation has become impossible or impractical with the use of commercially reasonable efforts if the failure of such condition to be satisfied is not caused by a breach of the terminating party; or

         o by Crescent Operating, if, at any time prior to the Crescent Operating annual stockholders' meeting to which this proxy statement relates or any adjournment thereof, in accordance with the Asset Purchase Agreement, Crescent Operating's Board of Directors shall have withdrawn or modified in any manner adverse to Crescent LP its approval or recommendation of the Asset Purchase Agreement or the related transactions, or approved or recommended an alternative transaction deemed by the Board of Directors to be a superior acquisition proposal; provided, however, that such termination will not be effective prior to the payment of the contractually agreed break-up fee provided under the terms of the Asset Purchase Agreement as described below.

Exclusivity and Break-Up Fee


         Crescent Operating has agreed not to initiate, assist, solicit, negotiate, encourage or accept any acquisition proposal from a third party or furnish any information regarding itself to any third party in connection with any proposal that contemplates the sale by Crescent Operating or its affiliates of any portion of the Company's business other than in transactions contemplated by the Asset Purchase

Agreement. Notwithstanding the foregoing, Crescent Operating may furnish nonpublic information regarding itself or engage in discussions with third parties regarding an unsolicited acquisition proposal if Crescent Operating's Board of Directors concludes in good faith that failure to take such action would be inconsistent with its fiduciary duties to Crescent Operating's stockholders.

         Crescent Operating will be required to pay Crescent LP a termination fee of $3.0 million, if the Asset Purchase Agreement is terminated by reason of the withdrawal by Crescent Operating's Board of Directors of its approval or recommendation of the Asset Purchase Agreement or the transactions contemplated thereby, or the approval or recommendation by Crescent Operating's Board of Directors of a superior acquisition proposal. In addition, in the event the Asset Purchase Agreement is terminated under other circumstances, either Crescent Operating or Crescent LP, as applicable, will be required to bear the other party's transaction-related expenses, up to a maximum of $250,000.


THE CMC HOLDINGS LP PREFERRED PARTNERSHIP INTERESTS SALE



         Immediately prior to the Closing of the Restructuring Transactions, Crescent Operating will transfer Crescent Machinery's business to a limited partnership by merging Crescent Machinery into CMC LP, with CMC LP as the surviving entity and the successor by merger to Crescent Machinery's business, assets and liabilities. The sole general partner of CMC LP is CMC GP LLC, a wholly owned subsidiary of CMC Holdings LP, which is in turn a wholly owned subsidiary of Crescent Operating.



         Crescent Operating is asking its stockholders to consider and approve, as part of the Restructuring Proposal, the issuance and sale by CMC Holdings LP of (i) 10,000 Series A Preferred Partnership Interests to CEH, and (ii) 19,000 Series B Preferred Partnership Interests to SunTx, pursuant to the terms of the Securities Purchase Agreement. In connection with the purchase of the Series B Preferred Partnership Interests by SunTx, SunTx will also receive a warrant to purchase 2,800,000 shares of Crescent Operating Common Stock for $0.01 per share.



         As described more fully below, at the option of the holders thereof, but subject to certain conditions, the Preferred Partnership Interests are exchangeable into shares of common stock of Crescent Operating or convertible into common limited partnership interests of CMC Holdings LP.



         If CMC Holdings LP sells all of the Preferred Partnership Interests pursuant to the Securities Purchase Agreement, then initially 56.3% of its then outstanding partnership interests will be held by SunTx, 19.7% will be held by CEH and 24.0% will be held by Crescent Operating, calculated based upon full conversion of the Preferred Partnership Interests into CMC Holdings LP common limited partnership interests, but disregarding any effect of the annual percentage increases to the conversion rates of the Preferred Partnership Interests. However, if after three years after the closing date of the Restructuring Transactions, Crescent Operating's interest in Americold Logistics has not been sold or CEH has not received a legal opinion of its counsel to the effect that certain actions on the REIT tax status of Crescent Equities and its affiliates, then upon full conversion of the Series A Preferred limited partnership interests and the Series B limited partnership interest at conversion rates assuming a range of Rights Prices from $0.07 to $1.00, the ownership interests of Crescent Operating, CEH, and SunTx will fall within the following ranges: Crescent Operating's interest would range from 2.8% to 29.1%; CEH's interest would range from 16.8% to 12.3%; and SunTX's interest would range from 80.4% to 58.6%. The Board of Directors believes that the sale and issuance of the Preferred Partnership Interests to SunTx and CEH is in the best interests of Crescent Operating and its stockholders because it will provide additional cash needed by Crescent Operating to repay debt and is anticipated to provide additional cash to fund operating expenses of CMC LP.

PARTIES TO THE TRANSACTION

SunTx CMLP, Inc.
1700 Pacific Avenue, Suite 1600
Dallas, Texas 75201


         SunTx CMLP, Inc. is wholly owned by SunTx Fulcrum Fund, L.P., a Dallas-based private equity fund focused on making strategic investments in middle-market companies based primarily in, or with significant operations in the southern United States. SunTx CMLP, Inc. was formed by SunTx Fulcrum Fund, L.P. for the purpose of investing in CMC Holdings LP and the Crescent Operating.


CRE Equipment Holdings, LLC
777 Main Street, Suite 2100
Fort Worth, TX 76102


         CEH is a newly formed Delaware limited liability company and wholly owned subsidiary of Crescent LP established for the purpose of investing in CMC Holdings LP.



Crescent Machinery/CMC LP/CMC Holdings LP



         Crescent Machinery, currently a wholly owned subsidiary of Crescent Operating, is engaged in the sale, leasing and service of construction equipment and accessories to the construction and utility industries located primarily in six states. Crescent Operating, through Crescent Machinery, has dramatically expanded the equipment sales and leasing business it acquired in 1997. Historically, construction equipment businesses have been owned and operated primarily by individuals in a localized area. Crescent Machinery acquired and consolidated some of these businesses in order to gain improvement through purchasing and operating efficiencies. Only registered equipment dealers representing major lines of equipment operate the Crescent Machinery locations. This differentiates Crescent Machinery from some of its pure rent-to-rent competition. Crescent Machinery's locations offer new and used equipment for sale and rent, have factory-trained service personnel and provide parts and warranty service.



         Immediately prior to the closing of the Restructuring Transactions, Crescent Operating will transfer Crescent Machinery's business to a limited partnership by merging Crescent Machinery into CMC LP, with CMC LP as the surviving entity and the successor by merger to Crescent Machinery's business, assets and liabilities. The sole general partner of CMC LP is CMC GP LLC, a wholly owned subsidiary of CMC Holdings LP, which is in turn a wholly owned subsidiary of Crescent Operating. Upon the completion of the Restructuring Transactions, however, Crescent Operating will hold only a 24% interest in CMC Holdings LP. Additionally, Crescent Operating's interest in CMC Holdings LP could be further diluted, possibly substantially, if after three years after the closing date of the Restructuring Transactions, Crescent Operating's interest in Americold Logistics has not been sold or CEH has not received a legal opinion of its counsel to the effect that certain actions on the REIT tax status of Crescent Equities and its affiliates. References in this Proxy Statement to CMC LP as operator of the equipment sales and leasing business with respect to periods prior to the completion of such merger should be deemed to instead refer to Crescent Machinery.

DESCRIPTION OF THE PREFERRED PARTNERSHIP INTERESTS


         The material features of the Preferred Partnership Interests are summarized below. The description is qualified in its entirety by reference to the form of Amended and Restated Limited Partnership Agreement of CMC Holdings LP attached as Annex B hereto, which Crescent Operating urges you to read carefully.


CALCULATION FOR EXCHANGES, CONVERSIONS AND REDEMPTIONS AND UPON LIQUIDATION


         For purposes of calculating the value of the Series A Preferred Partnership Interests upon any exchange, conversion or redemption of the Series A Preferred Partnership Interests, or upon any liquidation of CMC Holdings LP, the value will equal (i) the Unrecovered Capital Contribution on such interests, plus (ii) an amount equal to 9% per year on the Unrecovered Capital Contribution for such interests calculated from the date of issuance of such interests through the date of calculation. The 9% per year on the Unrecovered Capital Contribution could increase in the event that Crescent Operating incurs and does not repay prior to the closing of the Restructuring Transactions additional debt to Crescent LP, but in no event will the rate be increased to more than 14.5% per year.



         For purposes of calculating the value of the Series B Preferred Partnership Interests upon any exchange or conversion of the Series B Preferred Partnership Interests, the value will equal the (i) Unrecovered Capital Contribution on such interests, plus (ii) an amount equal to 6% per year on the Unrecovered Capital Contribution for such interests calculated from the date of issuance of such interests through the earlier of the date of calculation, or the third anniversary of the date such interests were issued. For purposes of calculating the value of the Series B Preferred Partnership Interests upon any redemption of the Series B Preferred Partnership Interests, or upon any liquidation of CMC Holdings LP, the value will equal (i) the Unrecovered Capital Contribution on such interests, plus (ii) an amount equal to 8% per year on the Unrecovered Capital Contribution for such interests calculated from the date of issuance of such interests through the date of calculation.



         Notwithstanding the foregoing, in the event CEH purchases the Series B Preferred Partnership Interests instead of SunTx, for purposes of calculating any exchange or conversion of the Series B Preferred Partnership Interests, the value of the Series B Preferred Partnership Interests will equal the (i) Unrecovered Capital Contribution on such interests, plus (ii) an amount equal to 12% per year on the Unrecovered Capital Contribution for such interests calculated from the date of issuance of such interests through the date of calculation.


LIQUIDATION PREFERENCE


         The Preferred Partnership Interests will be entitled to receive distributions in amounts equal to the value of such interests as described under "--Calculation for Conversions, Exchanges and Redemptions and Upon Liquidation" above in preference to any distributions made to the partners of CMC Holdings LP generally, including Crescent Operating. In addition, the right of the Series A Preferred Partnership Interests will have priority over the right of the Series B Preferred Partnership Interests to receive such a preferential distribution upon liquidation.

REDEMPTION


Series A Preferred Partnership Interests



         The Series A Preferred Partnership Interests may be redeemed by CMC Holdings LP upon either: (i) the consent of 100% of the board of directors of CMC GP, the general partner of CMC Holdings LP, or (ii) the vote of a majority in interest of each class of limited partnership interest of CMC Holdings LP other than the Series A Preferred Partnership Interests. Each unit of Series A Preferred Partnership Interest will be redeemable at a price equal to the value as described under "--Calculation for Conversions, Exchanges and Redemptions and Upon Liquidation" above. In addition, in the event of an underwritten public offering of CMC Holdings LP's common partnership interests or of Crescent Operating common stock that meets certain pricing and minimum aggregate offering size criteria, CMC Holdings LP will redeem both the Series A Preferred Partnership Interests and any common partnership interests of CMC Holdings LP acquired in conversion of Series A Preferred Partnership Interests at a redemption price calculated as described above. Furthermore, in the event of an underwritten public offering of CMC Holdings LP's common partnership interests or Crescent Operating common stock that meets certain pricing and minimum aggregate offering size criteria, Crescent Operating will redeem shares of Crescent Operating common stock acquired in exchange for Series A Preferred Partnership Interests at a redemption price calculated as described above. Notwithstanding any of the foregoing, the right of CMC Holdings LP or Crescent Operating, as applicable, to redeem the Series A Preferred Partnership Interests or the securities acquired upon exchange or conversion of such interests is subject to the right of the holders of such interests or securities to take certain actions to opt out of such redemption, in some cases by instead electing to exchange or convert such interests, upon receipt of notice of the proposed redemption. Partial redemption of shares is subject to certain restrictions, and no other equity securities of CMC Holdings LP are redeemable prior to the Series A Preferred Partnership Interests without the prior written consent of holders of a majority of the outstanding Series A Preferred Partnership Interests.



Series B Preferred Partnership Interests



         Subject to the rights of the Series A Preferred Partnership Interests, the Series B Preferred Partnership Interests will be redeemed by CMC Holdings LP upon request by the holders of 50% of the Series B Preferred Partnership Interests outstanding, subject to the unanimous consent of the Board of Directors of CMC GP. Each unit of Series B Preferred Partnership Interest will be redeemable at a price equal to the value as described under "--Calculation for Conversions, Exchanges and Redemptions and Upon Liquidation" above. Notwithstanding the foregoing, the Series B Preferred Partnership Interests may not be redeemed prior to the redemption of the Series A Preferred Partnership Interests without the prior consent of the holders of a majority of the Series A Preferred Partnership Interests then outstanding. Other than the Series A Preferred Partnership Interests, no other equity securities of CMC Holdings LP can be redeemed prior to the Series B Preferred Partnership Interests without the prior written consent of the holders of a majority of the Series B Preferred Partnership Interests outstanding.


EXCHANGE OR CONVERSION


Series A Preferred Partnership Interests



         Each unit of Series A Preferred Partnership Interest, valued as described under "--Calculation for Conversions, Exchanges and Redemptions and Upon Liquidation" above, is exchangeable at the option of the holder for shares of Crescent Operating common stock at a price per share (subject to anti-dilution adjustment) equal to 2.333 times the Rights Price. The right of holders of the Series A Preferred

Partnership Interests to exchange the interests for Crescent Operating common stock will begin on the date CEH receives a legal opinion of its counsel regarding the effect of certain actions on the REIT tax status of Crescent Equities and its affiliates. Additionally, in the event that Series A Preferred Partnership Interests are converted into CMC Holdings LP common limited partnership interests, those converted interests may, under certain limited circumstances, be exchanged for shares of Crescent Operating common stock at the same rate as if they had not been converted.



         Each unit of Series A Preferred Partnership Interest, valued as described under "--Calculation for Conversions, Exchanges and Redemptions and Upon Liquidation" above, is also convertible at the option of the holder into common partnership interests of CMC Holdings LP at a price of $0.96 per unit of common partnership interest (subject to anti-dilution adjustment). Notwithstanding, the foregoing, if after three years after the closing of the Restructuring Transactions, Crescent Operating's Interest in Americold Logistics has not been sold or CEH has not received the REIT-related legal opinion referenced in the next sentence, then the conversion price of the Series A Preferred Partnership Interest will thereafter be equal to 1.866 times the Rights Price. Conversion may be elected at any time after the second anniversary of the closing of the sale of the Preferred Partnership Interests under the Securities Purchase Agreement until the later to occur of (i) the date CEH receives a legal opinion of its counsel regarding the effect of certain actions on the REIT tax status of Crescent Equities and its affiliates and (ii) the date on which no material litigation or liability related to Crescent Operating and attributable to the period prior to the effective date of the Amended and Restated Limited Partnership Agreement exists.



         Subject to certain exceptions, the Series A Preferred Partnership Interests will either automatically be exchanged for Crescent Operating common stock or automatically be converted into CMC Holdings LP common limited partnership interests, at the same exchange or conversion rates as described above, upon consummation of an underwritten public offering by either Crescent Operating or CMC Holdings LP with a minimum offering price of $3.60 per share of Crescent Operating common stock or $2.40 per unit of CMC Holdings LP common partnership interest, as applicable, and aggregate proceeds in excess of $20,000,000 (a "Qualified Public Offering").



Series B Preferred Partnership Interests



         Each unit of Series B Preferred Partnership Interest, valued as described under "--Calculation for Conversions, Exchanges and Redemptions and Upon Liquidation" above, is exchangeable at the option of the holder for shares of Crescent Operating common stock at a price per share equal to 0.933 times the Rights Price (subject to anti-dilution adjustments). The right of the holders of the Series B Preferred Partnership Interests to exchange the interests for Crescent Operating common stock will begin on the date CEH receives a legal opinion of its counsel regarding the effect of certain actions on the REIT tax status of Crescent Equities and its affiliates.



         Each unit of Series B Preferred Partnership Interest, valued as described under "--Calculation for Conversions, Exchanges and Redemptions and Upon Liquidation" above, is also convertible at the option of the holder into units of common partnership interest in CMC Holdings LP at a price of $0.64 per unit of common partnership interest (subject to anti-dilution adjustment). Notwithstanding, the foregoing, if after three years after the Restructuring Transactions, Crescent Operating's Interest in Americold Logistics has not been sold or CEH has not received the REIT-related legal opinion referenced in the next sentence, then the conversion price of the Series B Preferred Partnership Interest will thereafter be equal to 0.746 times the Rights Price. Conversion is available at any time after the closing of the sale of the Preferred Partnership Interests under the Securities Purchase Agreement until the later to occur of
(i) the date CEH receives a legal opinion of its counsel regarding the affect of certain actions on the REIT tax status of

Crescent Equities and its affiliates, and (ii) the date on which no material litigation or liability related to Crescent Operating and attributable to the period prior to the effective date of the Amended and Restated Limited Partnership Agreement exists.



         Subject to certain exceptions, the Series B Preferred Partnership Interests will either automatically be exchanged for Crescent Operating common stock or automatically be converted into CMC Holdings LP common limited partnership interests, at the same exchange or conversion rates as described above, upon consummation of a Qualified Public Offering of Crescent Operating common stock or CMC Holdings LP common limited partnership interests.



         In addition to the provisions for exchange and conversion, the owner of SunTx has the right to (i) combine SunTx and Crescent Operating by conveying to Crescent Operating the stock of SunTx solely in exchange for the shares of Crescent Operating common stock received in exchange for Series B Preferred Partnership Interests or (ii) combine SunTx and CMC Holdings LP by conveying to CMC Holdings LP the stock of SunTx solely in exchange for the CMC Holdings LP common limited partnership interests received upon conversion of Series B Preferred Partnership Interests if CMC Holdings LP elects to be treated as a corporation for federal income tax purposes.


VOTING RIGHTS


         As long as at least 33% of the Series A Preferred Partnership Interests and/or at least 33% of the Series B Preferred Interests are outstanding (including any units of common limited partnership interest issued to and held by CEH or its affiliates or SunTx or its affiliates, as a result of conversion of the Series A Preferred Partnership Interests or Series B Preferred Partnership Interests, as applicable) an affirmative vote of at least a majority of the holders of the Series A Preferred Partnership Interests and/or, as applicable, the Series B Preferred Interests will be required to approve:



o creation or issuance of any security of CMC Holdings LP, except in connection with the issuance of options to members of CMC Holdings LP's or CMC GP's management, which will not exceed 10% (calculated on an as-converted basis) of the units of common limited partnership interest;



o repurchase of any common limited partnership interest in CMC Holdings LP except upon termination of the holder's employment;



o    any merger or consolidation of CMC Holdings LP;



o an increase in the number of authorized units of the Series A Preferred Partnership Interests, Series B Preferred Partnership Interests, common limited partnership interests in CMC Holdings LP or any other equity security of CMC Holdings LP;



o any amendment to the CMC Holdings LP Amended and Restated Agreement of Limited Partnership;



o the liquidation and dissolution of CMC LP or CMC Holdings LP or the filing by CMC LP or CMC Holdings LP of bankruptcy; and



o the sale or disposition of assets constituting greater than 20% of the fair market value of the total assets of CMC LP or CMC Holdings, LP, other than any such sale or disposition made in the ordinary course of business.

         In addition, as long as any of the Series A Preferred Partnership Interests or any common limited partnership interests of CMC Holdings LP received upon conversion of Series A Preferred Partnership Interests remain outstanding, CMC Holdings LP may not issue any security without the prior written consent of CEH, which consent may be withheld if CEH determines in its reasonable discretion that such issuance could reasonably be expected to adversely affect the ability of Crescent Equities to continue to qualify as a REIT.


RIGHT TO PARTICIPATE IN ISSUANCE OF ADDITIONAL PARTNERSHIP INTERESTS


         As long as at least 33% of the Series A Preferred Partnership Interests, the Series B Preferred Partnership Interests or the common limited partnership interests of CMC Holdings LP that are outstanding upon the closing of the transactions under the Securities Purchase Agreement remain outstanding, CMC Holdings LP may not issue or sell any of the following until CMC Holdings LP completes a Qualified Public Offering or sells all or substantially all of its assets or outstanding equity:



o    common limited partnership interests of CMC Holdings LP;



o securities convertible into or carrying any rights to purchase common limited partnership interests of CMC Holdings LP, or



o options, warrants or other rights to subscribe for, purchase or otherwise acquire common limited partnership interests of CMC Holdings LP (other than in connection with such Qualified Public Offering, or a sale of all or substantially all of CMC Holdings LP's assets), unless: (i) CMC Holdings LP has received a bona fide, arms' length offer from a third party to purchase such securities and (ii) CMC Holdings LP first submits a written offer to the holders of the Series A Preferred Partnership Interests, the Series B Preferred Partnership Interests and the common limited partnership interests of CMC Holdings LP, allowing them a 30-day period to permit them to purchase their proportionate share of such securities on terms at least as favorable as the terms available to the third party.


THE SECURITIES PURCHASE AGREEMENT

         The Securities Purchase Agreement sets forth the terms and conditions upon which SunTx and CEH will purchase the Preferred Partnership Interests and contains various other agreements among the parties. The following summary sets forth the terms and conditions that Crescent Operating believes are material. The description is qualified in its entirety by reference to the Securities Purchase Agreement attached as Annex E hereto, which Crescent Operating urges you to read carefully.

Purchase Price


         At closing, CEH will pay to CMC Holdings LP in cash the aggregate purchase price of $10.0 million for 10,000 units of Series A Preferred Partnership Interests. SunTx will pay to CMC Holdings LP in cash the aggregate purchase price of $19.0 million for 19,000 units of Series B Preferred Partnership Interests and ten dollars and other good and valuable consideration for the Warrant.

Representations and Warranties


         The Securities Purchase Agreement contains various representations and warranties made jointly and severally by Crescent Operating and CMC Holdings LP. In general, these representations are of the type customarily made by an issuer in a private securities sale transaction, and include including representations and warranties regarding:


         o        organization;

         o        authorization and enforceability;

         o        validity of the Preferred Partnership Interests to be issued;

         o        capitalization;

         o no conflicts and consents of third parties and governmental entities;

         o        compliance with laws;

         o        transactions with affiliates;

         o financial statements of Crescent Machinery and Crescent Operating and SEC filings of Crescent Operating;

         o        absence of certain changes and events;

         o        intellectual property;

         o        environmental matters;

         o        contracts and arrangements; and

         o        litigation.

         The Securities Purchase Agreement also contains representations and warranties of CEH and SunTx, made severally and not jointly, regarding:

         o        authorization and enforceability;

         o access to information material to the investment decision to purchase the Preferred Partnership Interests;

         o        investor sophistication;

         o        investment intent; and

         o        accredited investor status.

Covenants

         The Securities Purchase Agreement contains certain covenants of the type customarily made in a private securities sale, including the following:


         o Crescent Operating, Crescent Machinery, CMC Holdings LP and CMC LP are prohibited from soliciting, encouraging or facilitating proposals from any person for, or participation in discussions with, furnishing information to, or taking any action relating to, any other sale transactions or business combinations other than the transactions contemplated by the Securities Purchase Agreement or the Asset Purchase Agreement, involving a proposal for, or the sale of, any business constituting a significant part of Crescent Operating's and Crescent Machinery's total business or assets (15% or more), the sale of 15% or more of any class of equity security of Crescent Operating, Crescent Machinery, CMC Holdings LP or CMC LP, any tender offer or exchange offer that if completed would result in any person owning 15% or more of Crescent Operating, Crescent Machinery, CMC Holdings LP or CMC LP, or any merger, dissolution or similar transaction involving Crescent Operating, Crescent Machinery, CMC Holdings LP or CMC LP (other than the merger of Crescent Machinery into CMC LP). In the event Crescent Operating terminates the Securities Purchase Agreement without consummating the transactions contemplated by that agreement because the Crescent Operating Board of Directors accepts a competing proposal from another person after determining that such competing proposal is more favorable from a financial point of view to the equity holders of Crescent Operating, Crescent Machinery, CMC Holdings LP or CMC LP, then Crescent Operating, Crescent Machinery, CMC Holdings LP and CMC LP will be jointly and severally obligated to pay to SunTx a fee of $1.1 million;



         o Crescent Operating, CMC Holdings LP, CMC LP and Crescent Machinery will use all reasonable efforts, until the closing date of the securities sale, to preserve their business relationships, perform their contractual obligations, comply with laws, periodically report to CEH and SunTx regarding the status of the business, and to conduct the business only in the ordinary course consistent with past practices; and



         o Crescent Operating, CMC Holdings LP, CMC LP and Crescent Machinery will not take any of certain listed actions that are
                  (i) generally of a nature outside the ordinary course of business or (ii) which might be expected to have an adverse effect on the business of Crescent Operating, CMC Holdings LP, CMC LP or Crescent Machinery.



         In addition, the Securities Purchase Agreement contains a covenant pursuant to which COPI Colorado agrees to distribute all of its assets, including the proceeds from the sale of CRDI common stock and Crescent Operating common stock to Crescent LP and its partners, including Crescent Operating, in accordance COPI Colorado's limited partnership agreement. Pursuant to the Securities Purchase Agreement, Crescent LP has agreed to purchase from COPI Colorado, prior to such distribution, 661,518 (60%) of the 1,102,530 shares of Crescent Operating common stock owned by COPI Colorado at a price per share equal to the last reported closing price for Crescent Operating common stock on the OTC Bulletin Board on the day of sale. Crescent Operating will use all proceeds it receives in the COPI Colorado distribution to repay its debt obligations owed to Crescent Equities.

Conditions to Closing

         The obligations of SunTx and CEH to consummate the transactions pursuant to the Securities Purchase Agreement, including the purchase of the Preferred Partnership Interests, are subject to the satisfaction or waiver at or before closing of the following conditions, among others:


         o no material adverse change to the business, prospects, assets or condition, financial or otherwise, or operations of any of Crescent Operating, CMC Holdings LP, CMC LP, CMC GP LLC or Crescent Machinery shall have occurred;



         o CMC Holdings LP and Crescent Operating will each have executed and delivered a registration rights agreement in favor of the holders of the Preferred Partnership Interests and the securities into which such interests may be exchanged;


         o Crescent Operating will have executed and delivered an acknowledgement providing for the exchange of the Preferred Partnership Interests for shares of Crescent Operating common stock;

         o SunTx Fulcrum Fund, L.P., an investment fund and sponsor of SunTx, will have completed a private placement for capital commitments of at least $75.0 million;


         o the sale of the hospitality and land development assets contemplated by the Asset Purchase Agreement will be consummated, and the assets of Crescent Operating immediately after such transaction will include, in addition to its equity ownership of CMC Holdings LP and certain other companies, at least $0.9 million in cash;



         o CMC Holdings LP shall have a balance in its cash account immediately following the closing of not less than $8.6 million;



         o John C. Goff, Richard E. Rainwater, Harry H. Frampton, III and certain of their respective affiliates will have entered into an agreement in which they commit to purchase at least $1.6 million and possibly up to $3.0 million of Crescent Operating common stock in connection with the rights offering at a price per share equal to the Rights Price as described below under "--Additional Agreements -- Rights Offering Agreement";


         o CEH will have committed to invest not less than $19.0 million in SunTx Fulcrum Fund, L.P.;


         o the approval by Crescent Operating's stockholders and the adoption of the amendment to the Charter of Crescent Operating as required by the Securities Purchase Agreement and as described below under "Amendment to Crescent Operating's Certificate of Incorporation"; and



         o applicable consents or waivers to the Restructuring Transactions will have been obtained from major lenders, vendors, and other third parties to the extent required by the arrangements or agreements with such third parties.

                  The obligations of each party to consummate the transactions pursuant to the Securities Purchase Agreement, including the purchase and sale of the Preferred Partnership Interests, are subject to the satisfaction or waiver at or before closing of the following conditions, among others:

         o the other party's or parties' representations and warranties will be materially accurate as of the closing date;


         o Crescent Operating stockholders will have approved the Restructuring Proposal;



         o SunTx, CEH, Crescent Operating and CMC GP will have entered into the Amended and Restated Agreement of Limited Partnership of CMC Holdings LP;



         o Crescent Operating and CMC LP will have entered into an administrative support agreement as described below under "-- Additional Agreements"; and


         o Crescent Operating and Crescent LP will have consummated the transactions contemplated by the Asset Purchase Agreement.


Expenses



         CMC Holdings LP and Crescent Machinery are responsible for the reasonable legal, accounting, and other documented expenses of SunTx associated with the transactions contemplated by the Securities Purchase Agreement and the documents contemplated thereby.


Termination

         The Securities Purchase Agreement may be terminated at any time before closing in any of the following ways:

         o        mutual written consent of the parties;


         o by any party if the closing is not completed by January 31, 2002, as long as the party seeking to terminate for this reason is not in material breach of its obligations under the Securities Purchase Agreement in any manner that proximately contributed to the failure to close;


         o by any party if the Crescent Operating stockholders fail to approve the sale of assets;


         o by either Crescent Operating or CMC Holdings LP if CEH or SunTx materially defaults or breaches any of their covenants, agreements, representations or warranties and fails to remedy such default or breach within a prescribed time;



         o by CEH or SunTx if any of Crescent Operating, Crescent Machinery, CMC LP or CMC Holdings LP materially defaults or breaches any of its covenants, agreements, representations or warranties and fails to remedy such default or breach within a prescribed time;

         o by SunTx or CEH, if (i) Crescent Operating's Board Of Directors shall have withdrawn or modified in any manner adverse to SunTx its approval or recommendation of the Restructuring Proposal, (ii) a tender offer or exchange offer for outstanding securities of Crescent Operating then representing 25% or more of the combined power to vote generally for the election of directors is commenced, and the Board of Directors of Crescent Operating does not recommend that its stockholders not tender their shares, or (iii) the Crescent Operating Board of Directors fails to hold the meeting of the stockholders to vote upon the Restructuring Proposal by reason of the receipt of a competing acquisition proposal;



         o by any of SunTx, CEH or Crescent Operating if Crescent Operating accepts a superior acquisition proposal; and


         o by CEH or SunTx if the other materially defaults or breaches any of its covenants, agreements, representations or warranties and fails to remedy such default or breach within a prescribed time.


Exclusivity and Break-Up Fee


         Crescent Operating has agreed not to solicit any acquisition proposal from a third party or furnish any information regarding itself to any third party in connection with an acquisition proposal. Crescent Operating has also agreed not to approve, endorse or recommend an acquisition proposal, except that prior to approval of the asset sale by the Crescent Operating stockholders, Crescent Operating may furnish nonpublic information regarding itself or engage in discussions with third parties regarding an acquisition proposal if Crescent Operating's Board of Directors concludes in good faith that failure to take such action would be inconsistent with its fiduciary duties to its stockholders.

         Crescent Operating will be required to pay SunTx a break up fee of $1.1 million if the Securities Purchase Agreement is terminated:

         o by SunTx, if Crescent Operating's Board of Directors, by reason of its receipt of an acquisition proposal, withdraws or modifies in a manner adverse to SunTx its approval or recommendation of the Restructuring Proposal;

         o by SunTx, if a tender offer or exchange offer for securities of Crescent Operating representing 25% or more of the outstanding voting power is commenced and the Crescent Operating Board of Directors does not recommend to stockholders against tendering their shares in such offer;

         o by SunTx or CEH, if Crescent Operating fails to hold the meeting of stockholders to vote upon the Restructuring Proposal by reason of the receipt of a competing acquisition proposal;


         o by any of SunTx, CEH or Crescent Operating if Crescent Operating accepts a superior acquisition proposal; or


         o by any party upon the mutual written consent of all parties or if the closing shall not have occurred on or before January 31, 2002 (provided the party wishing to so terminate shall not have proximately caused the failure to close), in either case as a result of Crescent Operating accepting a superior acquisition proposal or failing to hold the special meeting of its stockholders by reason of the receipt of a competing acquisition proposal.



In addition, if the Securities Purchase Agreement is terminated due to the failure to obtain approval of the Restructuring Proposal from Crescent Operating's stockholders, then Crescent Operating, Crescent Machinery, CMC LP and CMC Holdings LP will be jointly and severally liable to pay the reasonably documented expenses of SunTx incurred in connection with the Securities Purchase Agreement and the related transactions.



Purchase of All Securities by CEH



         In the event the Securities Purchase Agreement is terminated (i) by either Crescent Operating or CMC Holdings LP if SunTx materially defaults or breaches any of its covenants, agreements, representations or warranties and fails to remedy such default or breach within a prescribed time; (ii) by SunTx if any of Crescent Operating, Crescent Machinery, CMC LP or CMC Holdings LP materially defaults or breaches any of its covenants, agreements, representations or warranties and fails to remedy such default or breach within a prescribed time; or (iii) by SunTx if CEH materially defaults or breaches any of its covenants, agreements, representations or warranties and fails to remedy such default or breach within a prescribed time, then Crescent Equities may elect to continue the Securities Purchase Agreement among itself and all other original parties to the Securities Purchase Agreement except SunTx. In such an event, Crescent Equities will be deemed to have assumed and agreed to perform the obligations of SunTx under the Securities Purchase Agreement subject to certain amendments. The primary amendments to the Securities Purchase Agreement in the event that Crescent Equities assumes the position of SunTx are as follows:



         o Crescent Operating will not be responsible to CEH for the $1.1 million break-up fee in the event of termination of the Securities Purchase Agreement; and

         o The preferred return on the Series B Preferred Partnership Interests will increase from 6% to 12% and will continue for as long as such interests are outstanding rather than terminating after 3 years.


Indemnification for Breaches of Representations and Warranties; Special Indemnification


         Crescent Operating, CMC Holdings LP, CMC LP and Crescent Machinery have each agreed to indemnify, jointly and severally, CEH and SunTx for any loss arising as a result of any breach by Crescent Operating, CMC Holdings LP, CMC LP or Crescent Machinery of its representations and warranties or covenants contained in the Securities Purchase Agreement. Any amounts due or payable to either SunTx or CEH under this provision will be adjusted to account for ownership of Crescent Operating or CMC Holdings LP by persons or entities other than SunTx, CEH or their affiliates, and then allocated 25.97% to CEH and 74.03% to SunTx. After the closing of the transactions under the Securities Purchase Agreement, Crescent Operating, CMC LP and CMC Holdings LP will not have any indemnification obligations to SunTx until the losses suffered by SunTx have exceeded $573,732, and will not have any indemnification obligations to CEH until the losses suffered by CEH have exceeded $201,267. Notwithstanding the foregoing, certain losses suffered by SunTx or CEH will be subject to indemnification by Crescent Operating, CMC LP and CMC Holdings LP without regard to any deductible, and losses with respect to environmental representations will be treated separately and subject to a deductible of $266,212 with respect to losses suffered by SunTx, and $93,388 with respect to losses suffered by CEH. All losses subject to indemnification will be limited to actual damages suffered by the indemnified party.



         Both SunTx and CEH, severally and not jointly, will indemnify Crescent Machinery, Crescent Operating, CMC LP and CMC Holdings LP for losses arising from any breach of any representations or warranties of SunTx or CEH, or any breach of any covenant or agreement made by SunTx or CEH. After the closing of the transactions under the Securities Purchase Agreement, SunTx and CEH will not have any indemnification obligations until the losses suffered by CMC Holdings LP, CMC LP and Crescent Operating exceed $540,000 in the aggregate, and then only to the extent of such excess.



         Crescent Operating has agreed to indemnify SunTx and each of its officers and directors from any actual out-of-pocket losses or damages arising from any lawsuit brought by a Crescent Operating stockholder, and to which SunTx or any of its officers or directors is made a party, in connection with the Securities Purchase Agreement: (i) challenging the fairness of the transactions contemplated by the Securities Purchase Agreement, (ii) alleging a breach of loyalty, or (iii) alleging a breach of a duty of care. However, Crescent Operating will not indemnify SunTx and its officers and directors in the event of their negligence, gross negligence, or willful misconduct, and no indemnity will be made until the actual losses incurred by SunTx and its officers and directors have exceeded $50,000. Crescent Operating may satisfy its indemnity obligation to SunTx and its officers and directors, at Crescent Operating's election, by either payment of cash or delivery of warrants to purchase shares of Crescent Operating common stock. Any such warrant (an "Indemnity Warrant") will be valued, for indemnity purposes, at the difference between the market price per share of Crescent Operating common stock and the exercise price of $0.01 per share. Crescent Operating will in no event be required to issue Indemnity Warrants having an aggregate value, calculated as described in the preceding sentence, in excess of $500,000, and Crescent Operating will have no further indemnification obligation to SunTx and/or its directors or officers as described in this paragraph once Crescent Operating has issued Indemnity Warrants having an aggregate value of $500,000.


USE OF PROCEEDS


         CMC Holdings LP intends to use the proceeds from the sale of the Preferred Partnership Interests to repay debt, including repayment of approximately $20.4 million owed by CMC LP, as successor to Crescent Machinery, to Crescent Operating, and intends to use the remaining $8.6 million for working capital of CMC LP.


ADDITIONAL AGREEMENTS

         In connection with the Securities Purchase Agreement, Crescent Operating has also agreed to enter into related agreements. The following is a summary of the material terms of such agreements and the transactions contemplated thereby.


CEH VOTING AGREEMENT


         SunTx and the following stockholders of Crescent Operating will enter into a voting agreement with CEH regarding their interests in Crescent
Operating: Rainwater Inc., Rainwater RainAm Investors, L.P., Office Towers LLC, Richard Rainwater, Rainwater Investor Partners, Ltd., John C. Goff, Goff Family L.P., The Richard E. Rainwater 1995 Charitable Remainder Unitrust No. 1, and Jeffrey L. Stevens. The voting agreement, while it remains in effect, will obligate (a) each of the stockholders that is a party to the agreement and (b) SunTx, upon the exchange of Series B Preferred Partnership Interests for shares of

Crescent Operating common stock, to vote all of the shares which they are entitled to vote (i) in favor of the election to the Board of Directors of Crescent Operating of all the persons nominated by the Crescent Operating board;
(ii) against any action that would cause the removal of any person serving as a member of the Crescent Operating board; and (iii) against any action that would result in any amendment to the bylaws of Crescent Operating. This voting agreement will be effective until such time as CEH transfers to unaffiliated third parties more than 80% of the units of Series A Preferred Partnership Interests initially purchased by CEH (or the common units of CMC Holdings LP partnership interest into which the Series A Preferred Partnership Interests are convertible and the shares of Crescent Operating common stock for which the Series A Preferred Partnership Interests are exchangeable, as the case may be).


SUNTX VOTING AGREEMENT


         CEH and the following stockholders of Crescent Operating will enter into a voting agreement with SunTx regarding their interests in Crescent
Operating: Rainwater Inc., Rainwater RainAm Investors, L.P., Office Towers LLC, Richard Rainwater, Rainwater Investor Partners, Ltd., John C. Goff, Goff Family L.P., The Richard E. Rainwater 1995 Charitable Remainder Unitrust No. 1, and Jeffrey L. Stevens. The voting agreement, while it remains in effect, will obligate (a) each of the stockholders party to the agreement and (b) CEH, upon the exchange of Series A Preferred Partnership Interests for shares of Crescent Operating common stock, to vote all of the shares which they are entitled to vote (i) in favor of the election to the Board of Directors of Crescent Operating of all the persons nominated by the Crescent Operating board; (ii) against any action that would cause the removal of any person serving as a member of the Crescent Operating board; and (iii) against any action that would result in any amendment to the bylaws of Crescent Operating. This voting agreement will be effective until such time as SunTx transfers to unaffiliated third parties more than 80% of the units of Series B Preferred Partnership Interests initially purchased by SunTx (or the common units of CMC Holdings LP partnership interest into which the Series B Preferred Partnership Interests are convertible and the shares of Crescent Operating common stock for which the Series B Preferred Partnership Interests are exchangeable, as the case may be).



CMC HOLDINGS LP REGISTRATION RIGHTS AGREEMENT



         Pursuant to the Securities Purchase Agreement, CMC Holdings LP, CEH and SunTx will enter into a registration rights agreement which will give to CEH and SunTx certain registration rights with respect to their equity interests in CMC Holdings LP.



         Demand Registration. The registration rights agreement will provide that beginning on the earlier to occur of three years from the closing date or six months after a qualified public offering, the holders of 20% or more of the Series A Preferred Partnership Interests or the Series B Preferred Partnership Interests, as applicable, would have the right to demand two registrations of their equity securities in CMC Holdings LP pursuant to the Securities Act of 1933, provided that the anticipated aggregate offering price under the registration statement exceeds $7.5 million. The right to demand such registration would be subject to customary cutbacks on the number of securities which the holders of the Series A Preferred Partnership Interests or the Series B Preferred Partnership Interests could include in the registration statement in the event that the underwriters determine that a cutback is necessary. The expenses with respect to the registrations demanded by the holders of the Series A Preferred Partnership Interests or the Series B Preferred Partnership Interests will be borne by CMC Holdings LP.



         Piggyback Registration. The holders of the Series A Preferred Partnership Interests or the Series B Preferred Partnership Interests would also have the right to participate in an unlimited number of "piggyback" registrations in connection with offerings by CMC Holdings LP. The piggyback registration rights would also be subject to customary cutbacks by the underwriters. The expenses of any offering would be borne by CMC Holdings LP.



         S-3 Registration Rights. The holders of the Series A Preferred Partnership Interests and the Series B Preferred Partnership Interests would also have a right to a maximum of two registrations on Form S-3 in any 12 month period upon notice from holders of 20% of the Series A Preferred Partnership Interests or the Series B Preferred Partnership Interests, as applicable, provided that the offering pursuant to the Form S-3 has an aggregate proposed offering price of not less than $1.0 million. The expenses of such an offering would be borne by CMC Holdings LP.


CRESCENT OPERATING REGISTRATION RIGHTS AGREEMENT

         Pursuant to the Securities Purchase Agreement, Crescent Operating, Crescent LP, CEH and SunTx will enter a registration rights agreement which will give to Crescent LP, CEH and SunTx certain registration rights with respect to their equity interests in Crescent Operating.

         Demand Registration. The registration rights agreement will provide that beginning on the earlier to occur of three years from the closing date or six months after a qualified public offering, the holders of 20% or more of the Series A Preferred Partnership Interests (together with those securities into which the Series A Preferred Interests have been or may be exchanged and the common stock of Crescent Operating held by Crescent LP, the "Series A Registrable Securities") or the Series B Preferred Partnership Interests together with those securities into which the Series B Preferred has been or may be exchanged and those securities issued or issuable upon exercise of the Warrant, the "Series B Registrable Securities"), as applicable, would have the right to demand two registrations of their equity securities in Crescent Operating pursuant to the Securities Act of 1933, provided that the anticipated aggregate offering price under the registration statement exceeds $7.5 million. The right to demand such a registration would be subject to customary cutbacks on the number of securities which the holders of Series A Registrable Securities or the Series B Registrable Securities could include in the registration statement in the event that the underwriters determine that a cutback is necessary. The expenses with respect to the registrations demanded by the holders of the Series A Registrable Securities or the Series B Registrable Securities will be borne by Crescent Operating.

         Piggyback Registration. The holders of the Series A Registrable Securities or the Series B Registrable Securities would also have the right to participate in an unlimited number of "piggyback" registrations in connection with offerings by Crescent Operating. The piggyback registration rights would also be subject to customary cutbacks by the underwriters. The expenses of the offering would be borne by Crescent Operating.


         S-3 Registration Rights. The holders of the Series A Registrable Securities and the Series B Registrable Securities would also have a right to a maximum of two registrations on Form S-3 in any 12 month period upon notice from holders of 20% of the Series A Registrable Securities or the Series B Registrable Securities, as applicable, provided that the offering pursuant to the Form S-3 has an aggregate proposed offering price of not less than $1.0 million. The expenses of such an offering would be borne by Crescent Operating.



         Forced Exchange Registration. Crescent Operating shall register all Registrable Securities held by a holder of the Series A Preferred Partnership Interests at any time that Crescent Operating exercises its option to require the exchange of such Series A Preferred for common stock of Crescent Operating pursuant to the Amended and Restated Limited Partnership Agreement of CMC Holdings LP.

WARRANT

         Pursuant to the Securities Purchase Agreement, Crescent Operating will issue to SunTx the Warrant, which will entitle SunTx to purchase an aggregate of 2,800,000 shares of common stock of Crescent Operating at a cash exercise price of $0.01 per share. The Warrant may be exercised in whole or in part at any time after, and until one year has passed from, the later to occur of (i) the date CEH receives a legal opinion of its counsel regarding the effect of certain actions on the REIT tax status of Crescent Equities and its affiliates, and (ii) the date on which no material litigation or liability related to Crescent Operating and attributable to the period prior to the effective date of the Amended and Restated Limited Partnership Agreement exists, until expiring on the fifth anniversary of the date of issuance of the Warrant. The Warrant will be freely assignable and transferable, in whole or in part.

         The Warrant will contain anti-dilution protections which will adjust the number of shares purchasable under the Warrant and the exercise price per share to account for any issuance of additional shares or any reduction in the number of existing shares which may occur in the future. The Warrant will also contain provisions to protect the interests of Warrant holders in the event that Crescent Operating should reorganize, consolidate, merge or liquidate. In the event of such an occurrence, Warrant holders will receive, upon exercise of the Warrant, the same stock or property to which they would have been entitled had they exercised the Warrant and received common stock immediately before the event. Acquiring or successor corporations will be required to assume all obligations and liabilities of Crescent Operating under the terms of the Warrant.

         In the event that Crescent Operating undertakes a "firm commitment" initial public offering, SunTx will agree not to offer or sell to the public any shares issued to it upon the exercise of the Warrant for 180 days without the prior written consent of Crescent Operating or the underwriter.

RIGHTS OFFERING AGREEMENT


         In connection with the Restructuring Proposal, and conditioned upon the approval and consummation of the transactions included in the Restructuring Proposal, Crescent Operating will use its commercially reasonable best efforts to engage in a rights offering to its existing stockholders. As soon as practicable after closing the Restructuring Proposal transactions, Crescent Operating expects to distribute to each holder of its common stock as of a set record date, transferable rights to purchase additional shares of Crescent Operating common stock for each share of Crescent Operating common stock held by such stockholder as of such record date at a price per share equal to the Rights Price. The Rights Price will be calculated to equal the lesser of (a) the average of the reported closing prices for Crescent Operating common stock for the twenty (20) trading days immediately preceding the fifth day prior to the commencement date of the rights offering, or (b) the average of the reported closing prices for Crescent Operating common stock for the twenty (20) trading days immediately following the commencement date of the rights offering. The purposes of the rights offering are to raise funds to repay debt owed by Crescent Operating to Crescent LP and to allow Crescent Operating's existing stockholders the opportunity to partially offset the dilutive effect the Restructuring Transactions will have on their ownership interests in Crescent Operating. The Company expects to distribute rights to purchase up to $15.0 million of Crescent Operating stock in the rights offering, calculated at the Rights Price. Crescent Operating anticipates using the net proceeds from the rights offering to reduce the amount outstanding under the Americold Loan. It is a condition to the closing of the transactions in the Restructuring Proposal that John C. Goff, Richard E. Rainwater, Harry H. Frampton, III and certain of their affiliates enter into an agreement in which they commit to purchase at least $1.6 million and possibly up to $3.0 million of shares of Crescent Operating common stock in connection with the rights offering. The rights offering does not require stockholder approval and the financial viability of Crescent Operating is not dependent upon the success of the rights offering. This notice does not constitute an offer of any securities for sale. The rights offering would be effectuated pursuant to an effective registration statement that would be filed with the Securities and Exchange Commission.


LOAN AGREEMENTS


         Upon the closing of the transactions contemplated by the Securities Purchase Agreement, Crescent LP will make available to Crescent Operating the Working Capital Line, which consists of a standby line of credit in the amount of $5.0 million available after the close of the Securities Purchase Agreement. Crescent Operating will be entitled to draw on the $5.0 million only upon the satisfaction of the following conditions: (i) Crescent Operating's aggregate cash or cash equivalents shall not exceed $0.1 million, (ii) Crescent Operating shall have been unable to obtain an alternative loan from another financing source despite Crescent Operating's commercially reasonable efforts, (iii) none of Crescent Operating, CMC Holdings LP, CMC LP or any of their subsidiaries shall have opened any new equipment sales or leasing site (an "Expansion") within the immediately preceding 12-month period without the consent of Crescent LP, and (iv) without the consent of Crescent LP, Crescent Machinery Holdings and its subsidiaries shall not have deviated by more than 15% from the budgeted capital and operating expenses (excluding deviations with respect to one time non-recurring items) set forth in the budget approved by the Board of Directors of the general partner of CMC Holdings LP for the year in which Crescent Operating makes the draw. Cash draws on the Working Capital Line may be used for working capital of CMC LP only and not for any expansion.



         The Working Capital Line will be available to Crescent Operating during the 24 months after the closing date, will bear interest at a rate of 9% per annum payable in cash currently from cash flow only, and all principal and accrued interest will be due three (3) years from the Closing Date. Working Capital Line will be reduced directly by the amount of any debt owed to Crescent LP incurred but not repaid by Crescent Operating prior to the closing of the Restructuring Transactions. In such an event the annual percentage interest on the value of the Series A Preferred Partnership Interests upon any exchange, conversion or redemption by CEH could increase, but in no event could the interest added per year rise to a level higher than 14.5% per year on the Unrecovered Capital Contribution (as opposed to 9% per year if the debt owed to Crescent LP by Crescent Operating does not increase prior to the closing of the Restructuring Transactions).



         Upon the closing of the Securities Purchase Agreement, the Americold Loan will reflect the following terms: (i) a 9% interest rate payable in cash currently from cash flow only, with accrued interest payable at maturity, and
(ii) an aggregate principal amount no greater than $16.8 million.


         The loan agreements for the Working Capital Line and the Americold Loan will contain the following covenants:

         o no dividends will be paid by Crescent Operating until the Americold Loan and the Working Capital Line are paid in full and terminated;

         o Crescent Operating will not incur additional indebtedness for borrowed money without the consent of Crescent Equities;

         o Crescent Operating will not take any actions to impair the value of its interest in Americold Logistics (the "Americold Interest"); and

         o all amounts received by Crescent Operating in connection with the Americold Interest will be applied to the Americold Loan and the Working Capital Line.


         The Americold Loan and the Working Capital Line will be secured by both Crescent Operating's partnership interest in CMC Holdings LP, and the loans made by Crescent Operating to CMC LP with the proceeds of the Working Capital Line.


         The loan agreement for the Americold Loan will provide that, for as long as the outstanding principal amount of the Americold Loan is at least $10.0 million, Crescent LP will have the transferable right to purchase the Americold Interest in exchange for canceling the Americold Loan, provided that, upon receipt of notice from Crescent Equities of its desire to exercise such right, Crescent Operating shall have 90 days following such notice to repay the Americold Loan in full and retain control of the Americold Interest. Direct exercise by Crescent LP of this right will be subject to REIT restrictions.


         Subject to the closing of the transactions contemplated by the Securities Purchase Agreement, Crescent Operating has agreed that it will sell its indirect 40% interest in Americold Logistics if and when and to such buyer and on such terms and conditions as, VOO sells its 60% interest in Americold Logistics, all as may be approved by Crescent LP, Vornado and VOO, provided that Crescent Operating generally receives the same proportional amount of the net proceeds from such sale as it would receive in the event of a distribution upon liquidation of Americold Logistics, in accordance with the partnership agreement of the Americold Partnership, subject to an increase in the percentage of the net proceeds payable to VOO in recognition of its existing right to receive a management fee.


LETTER AGREEMENT


         Pursuant to the Securities Purchase Agreement, Crescent Operating and SunTx CMLP GP, Inc. ("SunTx GP"), will enter a letter agreement governing the actions of Crescent Operating in its capacity as the sole stockholder of CMC GP. Until such time as SunTx transfers to unaffiliated third parties greater than 80% of the aggregate of the Series B Registrable Securities held by SunTx at the time of this agreement, Crescent Operating shall not, in its capacity as sole stockholder of CMC GP (i) vote in favor of any action that would result in any amendment to the Bylaws of CMC GP; (ii) vote in favor of any action that would cause the removal of any person serving as a member of the board of directors of CMC GP; (iii) vote against any person nominated by the CMC GP Board to serve as a member of the CMC GP Board; or (iv) grant to any person the right to vote in a manner that is inconsistent with the provisions in (i) through (iii) above.


ADMINISTRATIVE SUPPORT AGREEMENT


         At the closing of the sale of the Preferred Partnership Interests, Crescent Operating and CMC LP will enter into an administrative support agreement. The administrative support agreement will provide that Crescent Operating will perform certain management oversight services related to the administration and operation of the business and affairs of CMC LP, including assistance in connection with the preparation and filing of registration statements filed by CMC Holdings LP, if any, and related matters. CMC LP will pay to Crescent Operating a management fee of $50,000 per month and reimburse Crescent Operating for all reasonable out-of-pocket costs and expenses incurred by it in connection with the performance of these services for a term of three years.

THIRD AMENDMENT TO PREFERRED SHARE PURCHASE RIGHTS AGREEMENT



         Pursuant to the Securities Purchase Agreement, Crescent Operating will enter into a Third Amendment to Preferred Share Purchase Rights Agreement with BankBoston, N.A., the rights agent under Crescent Operating's stockholders rights plan. The amendment would provide that the provisions of the rights plan that would otherwise trigger substantial dilution to an acquiring person upon the acquisition of 10% or more of the common stock of Crescent Operating would not apply to transactions by SunTx or any of its respective affiliates. These provisions already do not apply to transactions by Crescent Equities or its affiliates.



ACKNOWLEDGEMENT OF EXCHANGE



Pursuant to the Securities Purchase Agreement, Crescent Operating will execute an Acknowledgement of Exchange whereby Crescent Operating will (i) acknowledge that it has an irrevocable and unconditional obligation to issue common stock of Crescent Operating in exchange for the Series A Preferred Partnership Interests and Series B Preferred Partnership Interests in accordance with the Amended and Restated Limited Partnership Agreement of CMC Holdings LP and (ii) agree to reserve a sufficient number of shares of common stock for issuance upon exchange of the Series A Preferred Partnership Interests and Series B Preferred Partnership Interests.


EFFECT ON STOCKHOLDERS


         Stockholders of Crescent Operating will experience dilution upon the occurrence of (i) the exercise of the Warrant by SunTx, or (ii) an exchange of Preferred Partnership Interests of CMC Holdings LP for shares of Crescent Operating common stock pursuant to the terms of the Amended and Restated Agreement of Limited Partnership of CMC Holdings LP. See "Risk Factors."


STOCKHOLDER APPROVAL


         The sale and issuance of the Preferred Partnership Interests and the Warrant may be deemed, after the sale of the hospitality and land development assets, to constitute the sale of substantially all of the Company's assets. In that event, Delaware law requires the approval of a majority of the shares of Crescent Operating common stock outstanding and entitled to vote. Because the sale and issuance of the Preferred Partnership Interests and the Warrant are being presented for stockholder approval as part of the Restructuring Proposal, the approval of which requires the affirmative vote of a majority of the shares of Crescent Operating common stock issued and outstanding, any stockholder approval satisfying this requirement also will satisfy the stockholder approval requirements for a sale of all or substantially all of the Company assets. See "The Annual Meeting--Quorum and Voting," page 23.


         AMENDMENT TO CRESCENT OPERATING'S CERTIFICATE OF INCORPORATION


         Crescent Operating's Charter currently authorizes the issuance of 10,000,000 shares of preferred stock, par value $0.01 per share, and 22,500,000 shares of common stock, par value $0.01 per share. As of October 3, 2001, approximately 11,442,791 shares of common stock and no shares of preferred stock were outstanding. In addition, approximately 1,899,229 shares of common stock were reserved for issuance pursuant to Crescent Operating's 1997 Management Stock Incentive Plan and the 1997 Amended Stock Incentive Plan. Based upon the foregoing, Crescent Operating currently has approximately 9,157,980 shares remaining available for issuance. If the Restructuring Proposal is approved and the transactions thereunder completed, Crescent Operating will issue the Warrant to acquire up to 2,800,000 shares of Crescent Operating's common stock and CMC Holdings LP will issue 29,000 units of Preferred Partnership Interests that may, at the respective holders' option, be exchanged for shares of Crescent Operating common stock. Using an assumed range of Rights Prices from $0.07 to $1.00, the Warrant and the Preferred Partnership Interests could be exercised or exchanged for an aggregate range of between 356,457,386 and 27,450,742 new shares of common stock of Crescent Operating (not including the effect of annual exchange rate increases attributable to the Preferred Partnership Interests). In order to accommodate such large potential issuances of new shares of Crescent Operating common stock, the number of shares authorized under the Charter must be increased. The Company's proposed Second Amended and Restated Certificate of Incorporation (the "Amended Charter") would increase the authorized number of shares of Crescent Operating common stock to 800,000,000 shares.



         In addition, under the Securities Purchase Agreement, Crescent Operating is required to amend its Charter, as reflected in the proposed Amended Charter, as follows:


          o To eliminate the control shares provisions of Article XV (which function as anti-takeover devices);


          o To eliminate all restrictions on the Company's ability to engage in any lawful business, provided that the Company shall be restricted from taking any action that could adversely affect its ability to maintain its qualification as a "taxable REIT subsidiary" or the ability of Crescent Equities to maintain its qualification as a REIT for as long as Crescent Equities is a REIT and owns at least one share of stock of Crescent Operating without the consent of (i) at least a majority of the holders of Crescent Operating stock entitled to vote generally in the election of directors and (ii) at least a majority of holders of the Series B Preferred Stock (a new series of preferred stock without economic rights that will be established and issued to Crescent Equities solely for the purpose of effecting this voting right in favor of Crescent Equities);


          o To require the affirmative vote of at least 75% of the Company's Board of Directors to approve any of the following extraordinary corporate actions:


               o taking any action that involves the election of or removal of directors of CMC GP, the general partner of CMC Holdings LP;


               o    amending the Charter of Crescent Operating;

               o issuing any debt or equity securities or securities convertible into or exchangeable for equity securities of Crescent Operating, or any options or warrants for the purchase of any Crescent Operating common stock;


               o purchasing or holding beneficially (other than holdings in existence as of the closing date of the Restructuring Transactions) any equity, debt or other securities of any other person;


               o merging, consolidating or otherwise combining with any other person (except a subsidiary);

               o selling to any person a material portion of the assets of Crescent Operating (other than with respect to the disposition of the Americold Interest, subject to certain limitations);

               o purchasing the assets of another person in any transaction outside the ordinary course of business;

               o liquidating, dissolving or authorizing the filing of any voluntary petition of bankruptcy;


               o creating, incurring, assuming or suffering to exist any liability with respect to indebtedness for money borrowed other than the Americold Loan, the Working Capital Line and the Seller Notes;


               o    repurchasing any debt or equity securities of Crescent
                    Operating;

               o declaring, distributing or paying any dividends, purchasing, redeeming, retiring or otherwise acquiring for value and debt or equity securities or making any distribution of assets to its stockholders;

               o assuming, guaranteeing, endorsing or otherwise becoming directly or contingently liable on any indebtedness of any other person, or permitting any subsidiary to do the same;

               o    amending the scope of any officer's authority; or

               o forming, or delegating any responsibility to, a committee of the Board of Directors;


          o To require the affirmative vote of at least 75% of the Company's Board of Directors to approve any action to change the number of directors on the Company's Board of Directors or to revoke any committee of the Board of Directors or to repeal or modify the powers of any such committee (or establish another committee with conflicting powers); and



          o To require the presence of at least 75% of the Company's Board of Directors to constitute a quorum for purposes of any vote to amend the Company's bylaws.



         The Board of Directors of Crescent Operating has adopted resolutions setting forth a proposed Second Amended and Restated Certificate of Incorporation (the "Amended Charter"), the advisability of the Amended Charter, and a call for submission of the Amended Charter for approval by the Crescent Operating's stockholders at the annual meeting. The form of the proposed Amended Charter (marked to indicate the resulting modifications) is attached as Annex C hereto.


PURPOSE AND EFFECT OF THE PROPOSED CHARTER AMENDMENTS


         Pursuant to the terms of the Securities Purchase Agreement, CMC Holdings LP will sell Preferred Partnership Interests to SunTx and CEH. The Preferred Partnership Interests are exchangeable at the option of the holders into shares of Crescent Operating common stock. As a result, Crescent Operating must reserve shares of common stock for issuance in the event such holders elect to exchange their shares for Crescent Operating common stock. The Board of Directors believes that it is in Crescent Operating's best interest to increase the number of shares of common stock that Crescent Operating is authorized to issue in order to reserve additional shares for issuance and to give Crescent Operating additional flexibility. For example, under the current Charter, the Board of Directors may not authorize future stock splits or declare additional stock dividends without first soliciting and obtaining stockholder approval if following such action the total number of shares of common stock outstanding and reserved for issuance would exceed 22,500,000 shares. The availability of additional authorized but unissued shares will provide Crescent Operating with the flexibility to issue common stock for other proper corporate purposes that may be identified in the future, such as to raise equity capital, to make acquisitions through the use of stock, to establish strategic relationships with other companies, and to adopt additional employee benefit plans or reserve additional shares for issuance under such plans. Except for sale in the anticipated rights offering, sale to SunTx upon exercise of the Warrant and issuance upon the potential exchange of the Preferred

Partnership Interests for Crescent Operating common stock, the Board of Directors has no immediate plans, understandings, agreements or commitments to issue these additional shares of common stock for any purpose.

         The Board of Directors believes that the proposed increase in the authorized common stock in the Amended Charter will make available sufficient shares for general corporate purposes and will ensure that an adequate supply of authorized and unissued shares of common stock is available for sale in the anticipated rights offering and in the event that the Preferred Partnership Interests are exchanged for common stock of Crescent Operating and upon exercise of the Warrant. No additional action or authorization by Crescent Operating's stockholders would be necessary prior to the issuance of such additional shares, unless required by applicable law or the rules of any stock exchange or national securities association trading system on which the common stock is then listed or quoted.

         Under Crescent Operating's Charter and the proposed Amended Charter, Crescent Operating's stockholders do not have preemptive rights with respect to common stock. Thus, should the Board of Directors elect to issue additional shares of common stock, existing stockholders would not have any preferential rights to purchase such shares. In addition, if the Board of Directors elects to issue additional shares of common stock, such issuance could have a dilutive effect on earnings per share, voting power, and share holdings of current stockholders.

         The proposed amendment to increase the authorized number of shares of common stock could, under certain circumstances, have an anti-takeover effect, although this is not the intention of this proposal. For example, in the event of a hostile attempt to take over control of Crescent Operating, it may be possible for Crescent Operating to endeavor to impede the attempt by issuing shares of the common stock, thereby diluting the voting power of the other outstanding shares and increasing the potential cost to acquire control of Crescent Operating. The Amended Charter therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempt, the proposed Amended Charter may limit the opportunity for Crescent Operating's stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal.

POSSIBLE FUTURE SALE OF THE AMERICOLD INVESTMENT


         Pursuant to the Securities Purchase Agreement, Crescent Operating has agreed that it will sell its indirect 40% interest in Americold Logistics if and when and to such buyer and on such terms and conditions as, VOO sells its 60% interest, all as may be approved by Crescent LP, Vornado and VOO. Crescent Operating's relative interest in any such sale may not be less than its relative interest in the net proceeds of a liquidation under the partnership agreement of Americold Partnership, subject to an increase in the percentage of the net proceeds payable to VOO in any such sale transaction in recognition of its existing right to receive a management fee.



         Americold Logistics currently operates 99 refrigerated storage properties with an aggregate storage capacity of approximately 520 million cubic feet. Americold Logistics is controlled and managed by its 60% partner, VOO. While there is no current proposal for the sale of Crescent Operating's interest in Americold Logistics, and Crescent Operating is unaware of any current plan or pending transaction to sell Americold Logistics, Crescent Operating's long-term plans include the sale of its interest in Americold Logistics.

INSTALLATION OF THE RESTRUCTURING SLATE


         It is a condition to the closing of the transactions contemplated by the Securities Purchase Agreement that the Board of Directors of Crescent Operating consist of the following seven persons, divided into the classes and serving the terms set forth below:



              Name of Director              Class          Expiration of Term
              ----------------              -----          ------------------
              Jeffrey L. Stevens            I              2002
              Nicholas C. Babson            I              2002
              Paul E. Rowsey, III           II             2003
              John C. Goff                  II             2003
              Ned N. Fleming                III            2004
              Mark R. Matteson              III            2004
              Charles E. Owens              III            2004



         The Board of Directors of Crescent Operating currently consists of seven members divided into three classes, with approximately one-third of the total number of directors elected by the stockholders annually. Currently, the individuals serving on the Board of Directors are Richard E. Rainwater, John C. Goff, Jeffrey L. Stevens, Paul E. Rowsey, III, Anthony M. Frank, William A. Abney, and Carl F. Thorne. The terms of Messrs. Abney and Thorne will expire at the annual meeting and both men have declined to stand for re-election at the annual meeting. Rather than fill the resulting vacancies, the Board of Directors has decided, as permitted by the Company's Bylaws, to instead reduce the number of directors form seven to five, effective contemporaneously with the expiration of the terms of Messers. Abney and Thorne. In order to accomplish the reduction in the number of directors within the three class structure, Messrs. Rainwater and Frank will resign from their current Class III seats on the Board of Directors effective as of the annual meeting and have been nominated and will stand for re-election at the annual meeting to the Class II seats previously held by Abney and Thorne. Assuming the election of both Messrs. Rainwater and Frank, the Board will then consist of five members with Mr. Stevens serving in Class II, Messrs. Rainwater and Frank serving in Class III and Messrs. Goff and Rowsey serving in Class I. See "Proposal Number 2: Election of Directors."



         It is a condition to the closing of the transactions contemplated by the Securities Purchase Agreement (assuming the closing of the transactions by SunTx) that the Restructuring Slate be installed as the Board of Directors of Crescent Operating. Accordingly, if the Restructuring Transactions are consummated, as permitted by the Company's Bylaws, the Board will act to increase the number of directors on the Board to seven. All members of the Board will resign and, in accordance with the Company's Bylaws, the outgoing Board will appoint the persons comprising the Restructuring Slate to the Board of Directors. Upon the installation of the Restructuring Slate, it is anticipated that Mr. Rainwater will be appointed by the Board to serve as an advisory director. Mr. Rainwater will have no voting rights in such capacity.


RESTRUCTURING SLATE

     John C. Goff, 45, has served as Vice Chairman of the Board of Directors of Crescent Operating since its formation in June 1997 and has served as President and Chief Executive Officer of Crescent Operating since June 1999. Mr. Goff also serves as Vice Chairman of the Board of Trust Managers and Chief Executive Officer of Crescent Equities. Mr. Goff previously served as Chief Executive Officer of Crescent Equities from its founding in 1994 through 1996. Mr. Goff is the managing director of Goff Moore Strategic Partners, L.P., a private investment partnership. Mr. Goff joined Mr. Rainwater shortly after Mr. Rainwater began Rainwater, Inc. as an independent investor in 1986. From 1987 to 1994, Mr. Goff served as a senior investment advisor and principal of Rainwater, Inc. In 1990, Mr. Goff was responsible for Mr. Rainwater's foray into real estate, designing the strategy and acquiring the assets that led to the initial public offering of Crescent Equities in April 1994. Mr. Goff serves on the boards of Gainsco, Inc., The Staubach Company, Texas Capital Bancshares, Inc., Open Connect Systems, Inc., and the National Association of Real Estate Investment Trusts. From 1981 to 1987, Mr. Goff worked for KPMG Peat Marwick, and prior to that Mr. Goff worked for Century Development Corporation, a major office developer and property management company. Mr. Goff is a Certified Public Accountant graduate of the University of Texas at Austin.


         Ned N. Fleming, 41, is the managing partner of SunTx Capital Corporation, a private equity firm focused on making strategic investments in middle-market companies based primarily in, or with significant operations in the southern United States. From 1994 to 1999, Mr. Fleming was President and Chief Operating Officer and a director of Spinnaker Industries, Inc., a publicly traded manufacturing company and a principal of Boyle Fleming & Company, Inc., a private investment and management firm which he co-founded. Prior to his work at Spinnaker Industries, Mr. Fleming was with the Dallas investment firm, Cardinal Investment Company, Inc. ("CIC"). While at CIC, Mr. Fleming was principally responsible for mergers and acquisitions activity including the acquisition of a major league baseball team, an electronic warfare defense division of LTV, and a publicly traded restaurant chain. Mr. Fleming serves on the boards of Sierra Technologies, an electronics and communications company; and other privately held companies. Mr. Fleming is a graduate of Stanford University and the Harvard Business School.

         Mark R. Matteson, 37, is a partner in SunTx Capital Corporation, a private equity firm focused on making strategic investments in middle-market companies based primarily in, or with significant operations in the southern United States. From 1995 to 2000, Mr. Matteson was Vice President, Corporate Development for Spinnaker Industries, Inc., a publicly traded manufacturing company, and a principal of Boyle Fleming & Co., Inc. a private investment and management firm. While at Spinnaker Industries, Mr. Matteson was primarily responsible for corporate mergers and acquisitions activity. Prior to joining Spinnaker Industries, Mr. Matteson was a corporate consultant where he designed and implemented manufacturing and business process improvement strategies for manufacturing and distribution companies. Mr. Matteson is a graduate of the Pennsylvania State University and the Graduate School of Business at Georgetown University.

         Paul E. Rowsey, III, 46, has served as a director of the Company since June 1997. Mr. Rowsey is president of Eiger, Inc., a private real estate investment firm and the manager of Eiger Fund I, L.P., a real estate equity investment fund. Mr. Rowsey was formerly president and a member of the board of directors of Rosewood Property Company, a real estate investment company, a position he held from 1990 until 1998. Mr. Rowsey serves as a trust manager of Crescent Real Estate Equities Company and as a member of the board of directors of ENSCO. Mr. Rowsey began his career in 1980 as an attorney specializing in commercial real estate. Mr. Rowsey holds a Bachelor of Arts degree from Duke University and a Juris Doctor degree from Southern Methodist University School of Law.


         Jeffrey L. Stevens, 53, has served as Director, Executive Vice President and Chief Operating Officer of Crescent Operating since February 1998 and Secretary since May 1, 2001. From May 1997 to June 1999, Mr. Stevens served as the Company's Treasurer and Secretary. From May 1997 to February 1998, Mr. Stevens served as Chief Financial Officer of the Company. Mr. Stevens also serves in various capacities with respect to the Company's investments such as Chairman of Crescent Machinery and President of the entity that holds the Americold interest. Until December 1998, Mr. Stevens served in these capacities pursuant to a services agreement between the Company and Petroleum Financial, Inc. ("PFI"), a firm which provides accounting, financial and management services to business enterprises, which employed Mr. Stevens until December 1998. When that services agreement ended, Mr. Stevens was immediately employed by the Company. Mr. Stevens is the founder of PFI, and from 1991 until December 1998 served as PFI's President and Chief Executive Officer. Mr. Stevens became a director of Crescent Operating in June 1997. From November 1998 to June 2000, Mr. Stevens served as Chairman of the governing board of CBHS. For over 10 years, Mr. Stevens was a director of Amerac Energy Corporation, an oil and gas acquisition, production and development company ("Amerac"), and has held various positions with Amerac since 1974. Mr. Stevens' last positions with Amerac were Senior Vice President, Chief Financial Officer and Secretary, offices which he held until January 1997. Mr. Stevens is also a member of the board of directors of Stewart Title of Montgomery County, Inc. Mr. Stevens holds a Bachelor of Business Administration (B.B.A.) from East Texas State University and is a Certified Public Accountant.



         Nicholas C. Babson, 54, has worked in the agricultural industry for more than twenty-five years. Most recently, Mr. Babson served as Chairman of the Board and Chief Executive Officer of Babson Bros. Co., a global manufacturer and distributor of dairy equipment and consumable supplies. Prior to becoming Chairman and CEO, Mr. Babson had operating responsibilities as President and Chief Operating Officer, Vice President of Product Planning and Development and various positions in the sales and marketing area. Babson Bros. Co. was sold to Westfalia Landtecnik, a division of GEA AG, in 1999. Mr. Babson served as Chairman of the Board (1995), Director, and member of the Executive Committee of the Equipment Manufacturer's Institute, and he continues to serve on the Board of Trustees of the Farm Foundation of America and the Bennet Roundtable. He is a member of the World President's Organization, and is a director of CenterPoint Properties Trust (NYSE), and the Gehl Company (Nasdaq), Bradner Central Company, a national distributor of paper products, and RREEF America REIT II, a private equity REIT with diversified holdings in commercial, industrial and residential real estate.



         Charles E. Owens, 51, has over 30 years of experience in the road construction industry. Mr. Owens currently serves as the President and Chief Executive Officer of CPI Corp., a Southeastern U.S. based road construction company. During his career, management positions he has held have included: construction of road projects, concrete sales and production, asphalt production and surfacing, estimating, President, Alabama Division; President, Couch, Inc. (Alabama, Florida and Georgia) and President & CEO Superfos Construction (U.S.), Inc. ("Superfos"). During his time as President & CEO of Superfos, 1996-1999, he led a management team that built Superfos Construction into the fifth largest asphalt road construction company in the U.S., with over $650 million in annual revenue, with a track record of locating, closing, integrating and monitoring 30 acquisitions and several greenfield operations. During Mr. Owens' time as President & CEO of Superfos., he served on the Executive Board of Directors of the National Asphalt Pavement Association, member of the Group Management Board in Copenhagen, Denmark of the parent company Superfos a/s. He received a Bachelor of Arts degree in Business Administration from Troy State University while pursing his career in construction.


ADVISORY DIRECTOR


         In addition to the members of the Board included in the Restructuring Slate, Richard E. Rainwater will serve as an advisory director of Crescent Operating. Mr. Rainwater will have no voting rights in such capacity. For biographical information on Mr. Rainwater, see "Proposal Number Two: Election of Directors - Nominees for Director."

INTERESTS OF CERTAIN PERSONS IN THE RESTRUCTURING PROPOSAL


         Conflicts of interest may exist between Crescent Operating and certain directors and officers of Crescent Operating. Richard E. Rainwater serves as the Chairman of the Board of both Crescent Equities and Crescent Operating. John C. Goff serves as Vice Chairman, President, and CEO of both Crescent Equities and Crescent Operating, President and CEO of Crescent LP and serves as President and sole director of the general partner of Crescent LP. Although each of them is committed to the success of Crescent Operating, they are also committed to the success of Crescent Equities and Crescent LP. Neither of Messrs. Rainwater or Goff is committed to spending a particular amount of time on Crescent Operating's affairs, nor will either of them devote his full time to Crescent Operating. Currently, five of the members of the Crescent Operating Board, including Messrs. Goff and Rainwater, are also members of the Crescent Equities board of trust managers. In addition to his positions with Crescent Operating, Crescent Equities and Crescent LP, as of April 26, 2001, Mr. Rainwater was the beneficial owner of approximately 11.8% of the outstanding voting stock of Crescent Equities and 10.9% of the outstanding shares of common stock of Crescent Operating. As of the same date, Mr. Goff was the beneficial owner of approximately 2.8% of the outstanding voting stock of Crescent Equities and 3.5% of the outstanding shares of common stock of Crescent Operating. Each of Anthony
M. Frank and Paul E. Rowsey, III, serves as both a director of Crescent Operating and as a member of the board of trust managers of Crescent Equities. Officers and directors of a corporation, and trust managers of a trust, owe fiduciary duties to the stockholders or stockholders of that corporation or trust. There is a risk that the common membership of management and members of the boards of Crescent Operating and Crescent Equities and/or Crescent LP will lead to conflicts of interest in connection with the Restructuring Transactions and other transactions between Crescent Operating and Crescent Equities and/or Crescent LP. Crescent Operating was formed with specific purpose clauses in its Charter in an effort to avoid conflicts of interest issues by identifying at the outset which types of opportunities will be pursued by Crescent Operating and Crescent Equities and/or Crescent LP, respectively. As part of the Restructuring Proposal, Crescent Operating's Charter will be amended to eliminate all restrictions on Crescent Operating's permitted business purposes, thus increasing the potential for conflicts of interest between Crescent Operating and Crescent Equities and/or Crescent LP.



         In addition, Messrs. Goff and Rainwater are parties to a support agreement with Crescent Operating and Bank of America whereby they have personally agreed to make additional equity investments in Crescent Operating if and to the extent Crescent Operating defaults on payment obligations on its line of credit with Bank of America. Because a portion of the proceeds of the asset sale and the sale of the Preferred Partnership Interests are required to be used to fully repay Crescent Operating's line of credit with Bank of America, Messrs. Goff and Rainwater will be relieved of their potential personal liability under the support agreement to the extent the transactions under the Restructuring Proposal are consummated because the proceeds must be used to discharge the outstanding balance on the Bank of America line of credit.



         As part of the Restructuring Proposal, COPI Colorado will sell all of its shares of CRDI to Crescent LP for $11.0 million cash. In addition, as required under the Securities Purchase Agreement, COPI Colorado will sell 661,518 (60%) of its 1,102,530 shares of Crescent Operating common stock to Crescent LP at a price per share equal to the last reported closing price for Crescent Operating common stock on the OTC Bulletin Board on the day of sale. In connection with and immediately following the asset sale, COPI Colorado will be liquidated and Crescent Operating will receive its pro rata 60% share of COPI Colorado's net assets, consisting of approximately $7.1 million in cash (its 60% share of the proceeds from the sale of the CRDI stock and 60% of all cash in COPI Colorado's bank accounts) and all of the cash proceeds from COPI Colorado's sale of the shares of Crescent Operating common stock to

Crescent LP. The remaining 40% share of COPI Colorado's net assets, including the 441,012 shares of Crescent Operating common stock not sold by COPI Colorado, will be distributed to COPI Colorado's other partners, John C. Goff and Harry H. Frampton. Crescent Operating will assume all of COPI Colorado's liabilities after the liquidation of COPI Colorado. COPI Colorado's other two partners, John
C. Goff and Harry H. Frampton III, each holding a 20% limited partnership interest, will receive their respective 20% share of the assets of COPI Colorado in the liquidation. Accordingly, each of Messrs. Goff and Frampton will receive approximately $2.4 million in cash and 220,506 shares of Crescent Operating common stock in the COPI Colorado liquidation distribution. Mr. Goff is Crescent Operating's President, Chief Executive Officer, Vice-Chairman and a member of the Board of Directors. Prior to the formation of Crescent Operating, Messrs. Goff and Frampton were stockholders of CRDI. In 1998 Messrs. Goff and Frampton contributed their shares of CRDI to COPI Colorado in exchange for limited partnership interests in COPI Colorado.


CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE RESTRUCTURING PROPOSAL

         Crescent Operating anticipates that the asset sale will generate a significant gain for federal income tax purposes. Crescent Operating expects, however, that such gain will be substantially offset by its net operating losses. Crescent Operating anticipates that the asset sale transaction will create a current alternative minimum tax liability.


         Crescent Operating also anticipates that the issuance and sale of the Preferred Partnership Interests by CMC Holdings LP will not cause Crescent Operating to incur any significant current federal income tax liability. Crescent Operating's ultimate realization of net operating losses and certain built-in losses, if any, will be limited (perhaps significantly) if the Preferred Partnership Interests in CMC Holdings LP are converted into Crescent Operating common stock. In the event of such a conversion, Crescent Operating may only utilize such losses each year in an amount equal to the long-term tax-exempt rate (currently about 5%) times the value of Crescent Operating at such time.



         Crescent Operating stockholders will not have any current income tax as a result of the asset sale or the sale and issuance of the Preferred Partnership Interests by CMC Holdings LP.


STOCKHOLDER APPROVAL

         The Restructuring Proposal requires the affirmative vote of at least a majority of the outstanding shares of common stock of Crescent Operating for approval.

BOARD OF DIRECTORS AND COMMITTEE RECOMMENDATIONS


         THE DISINTERESTED MEMBERS OF THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR" PROPOSAL NUMBER ONE. CRESCENT OPERATING'S INTERCOMPANY EVALUATION COMMITTEE, A STANDING COMMITTEE OF THE BOARD OF DIRECTORS OF CRESCENT OPERATING CONSISTING OF THREE INDEPENDENT DIRECTORS, HAS ALSO EVALUATED THE FAIRNESS OF THE TERMS OF THE RESTRUCTURING PROPOSAL AND UNANIMOUSLY RECOMMENDS APPROVAL OF THE TERMS OF THE RESTRUCTURING PROPOSAL AND EACH ELEMENT THEREOF.

                   PROPOSAL NUMBER TWO: ELECTION OF DIRECTORS



BOARD OF DIRECTORS



         The Board of Directors of Crescent Operating consists of seven members divided into three classes, with approximately one-third of the total number of directors elected by the stockholders annually. Currently, the individuals serving on the Board of Directors are Richard E. Rainwater, John C. Goff, Jeffrey L. Stevens, Paul E. Rowsey, III, Anthony M. Frank, William A. Abney, and Carl F. Thorne. The terms of Messrs. Abney and Thorne will expire at the annual meeting and both have declined to stand for re-election at the annual meeting. Rather than fill the resulting vacancies, the Board of Directors has decided, as permitted by the Company's Bylaws, to instead reduce the number of directors form seven to five, effective contemporaneously with the expiration of the terms of Messrs. Abney and Thorne. In order to accomplish the reduction in the number of directors, Messrs. Rainwater and Frank will resign from their current Class III seats on the Board of Directors effective as of the annual meeting and have been nominated and will stand for re-election at the annual meeting to the Class II seats previously held by Abney and Thorne. Assuming the election of both Messrs. Rainwater and Frank, the Board will then consist of five members with Mr. Stevens serving in Class II, Messrs. Rainwater and Frank serving in Class III and Messrs. Goff and Rowsey serving in Class I.



         Approval of the nominees requires the affirmative vote of a majority of the votes cast for the election of directors at the annual meeting. Properly executed proxies received by the Board of Directors will be voted "For" each of the nominees, unless stockholders specify a contrary choice in their proxy. Should any of the nominees become unable to serve for any reason, the Board of Directors may designate one or more substitute nominees. In such event, the persons named in the enclosed proxy will vote for the election of such substitute nominee or nominees, or may reduce the number of directors on the Board of Directors. It is not anticipated that any nominee will be unable or unwilling to serve as a director of Crescent Operating.



         It is a condition to the closing of the transactions contemplated by the Securities Purchase Agreement that the Restructuring Slate be installed as the Board of Directors of Crescent Operating. As such, in the event the Restructuring Proposal is approved, the Board will, as permitted by the Company's bylaws, act to increase the number of directors to seven. All of the members of the Board of Directors will resign and, in accordance with the Company's Bylaws, the persons on the Restructuring Slate will be appointed to the Board by the outgoing directors. Upon the installation of the Restructuring Slate, Mr. Rainwater will serve as an advisory director. For more information on the Restructuring Slate see "Proposal Number One: The Restructuring Proposal--Installation of the Restructuring Slate".



NOMINEES FOR DIRECTOR



         Richard E. Rainwater, 56, has served as the Chairman of the Board of Directors of Crescent Operating since June 1997. From 1970 to 1986, he served as the chief investment advisor to the Bass family, whose overall wealth increased dramatically during his tenure. During that time, Mr. Rainwater was principally responsible for numerous major corporate and real estate acquisitions and dispositions. Immediately after beginning his independent investment activities, he founded ENSCO International Incorporated ("ENSCO"), an oil field service and offshore drilling company, in 1986. In 1987, he co-founded Columbia Hospital Corporation, and in 1989 participated in a management-led buy out of HCA-Hospital Corporation of America. In 1992, Mr. Rainwater co-founded Mid Ocean Limited, a provider of casualty re-insurance. Mr. Rainwater founded Crescent Real Estate Equities Company in 1994 and has served as the Chairman of the Board of Trust Managers of Crescent Real Estate Equities Company since its inception. In February 1994, he assisted in the merger of Columbia Hospital Corporation and HCA Hospital Corporation of America that created Columbia/HCA Healthcare Corporation. From August 1997 through May 2000 (when he elected not to stand for reelection), Mr. Rainwater served as a director of Pioneer Natural Resources ("Pioneer"), one of the largest oil and gas companies in the United States. In 1996, Mr. Rainwater led a recapitalization of Mesa, Inc. (Pioneer's predecessor), and a partnership that Mr. Rainwater controls became a major stockholder in July 1996. Mr. Rainwater is a graduate of the University of Texas and the Graduate School of Business at Stanford University.



         Anthony M. Frank, 69, has served as a director of the Company since June 1997. Mr. Frank serves as chairman of Belvedere Capital Partners, general partner of the California Community Financial Institutions Fund LP. He served as Postmaster General of the United States from 1988 to 1992. Prior to that time, Mr. Frank served as chairman and chief executive officer of First Nationwide Bank, chairman of the Federal Home Loan Bank of San Francisco, chairman of the California Housing Finance Agency and chairman of the Federal Home Loan Mortgage Corporation Advisory Board. From 1992 until 1993, he served as the founding chairman of Independent Bancorp of Arizona. Mr. Frank serves as a trust manager of Crescent Real Estate Equities Company. Mr. Frank also serves as a director of Charles Schwab & Co., one of the nation's largest discount brokerages; Temple Inland, Inc., a manufacturer of paper and timber products; Bedford Property Investors, Inc., an office and commercial property real estate investment trust investing primarily on the West Coast; General American Investors Company, Inc., a closed-end investment company; Financial Security Assurance, a company providing credit enhancement for municipal bond issuers; and Cotelligent, Inc., a provider of temporary office support services. Mr. Frank received a Bachelor of Arts degree from Dartmouth College and a Master of Business Administration degree from the Amos Tuck School of Business at Dartmouth.



         THE BOARD OF DIRECTORS OF CRESCENT OPERATING UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF RICHARD E. RAINWATER, AND ANTHONY M. FRANK TO SERVE AS DIRECTORS TO HOLD OFFICE UNTIL THEIR TERMS EXPIRE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD IN 2004, AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED.



                             PROPOSAL NUMBER THREE:
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS



         Subject to the approval of the stockholders, the Board of Directors has appointed the firm of Ernst & Young LLP to continue as Crescent Operating's independent auditors for the fiscal year ending December 31, 2001. One or more representatives of Ernst & Young LLP are expected to be present at the annual meeting, will have the opportunity to make a statement and will be able to respond to appropriate questions. Ratification of the appointment of Ernst & Young LLP as Crescent Operating's independent auditors requires the affirmative vote of the holders of a majority of the votes cast at the annual meeting with respect to such proposal. In the event that ratification of this appointment of auditors is not approved by the affirmative vote of a majority of the votes cast on the matter at the annual meeting, the appointment of independent auditors will be reconsidered by the Board of Directors.


         Fiscal 2000 Audit Firm Fee Summary. During fiscal year 2000, the Company retained Ernst & Young LLP to provide services in the following categories and amounts including related expenses:

         Audit Fees:                                                       $ 458,600
         Financial Information Systems Design and Implementation Fees:     $       0
         All Other Fees*:                                                  $ 670,000

*Includes audit related consulting, tax compliance and tax consulting fees.

         The Audit Committee of the Board of Directors has considered those services provided by Ernst & Young LLP for the Company not provided in conjunction with the audit and review of its financial taking action to statements and has determined that such services are compatible with maintaining the independence of Ernst & Young LLP.


         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS OF CRESCENT OPERATING VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS CRESCENT OPERATING'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.


                                  OTHER MATTERS

         As of the date of this proxy statement, the Board of Directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.


COMMITTEES OF THE BOARD OF DIRECTORS


         The Executive Committee, the Audit Committee, the Compensation Committee and the Intercompany Evaluation Committee are the standing committees of the Board of Directors. The Compensation Committee also functions as the nominating committee. The Audit and the Compensation Committees are composed entirely of outside directors. The Intercompany Evaluation Committee is composed of directors who are not officers or directors of Crescent Real Estate Equities Company or Crescent LP. The Board of Directors and each of the committees of the Board have access to outside consultants and experts as needed in connection with their deliberations.

BOARD OF DIRECTORS. The Board of Directors held four meetings in 2000 and twice acted by unanimous written consent in lieu of meetings. Except for Mr. Rainwater, who did not attend two of the meetings of the Board of Directors, no director attended fewer than 75% of the meetings of the Board of Directors held during the period for which he or she was a director or meetings held by committees of the Board of Directors on which he or she served during the period for which he or she was a member of such committee.

EXECUTIVE COMMITTEE. The Executive Committee, which was formed in October 1997, generally may exercise the powers of the Board of Directors (including any committee thereof). The Executive Committee, which consisted of John C. Goff and Jeffrey L. Stevens, held two meetings in 2000.

AUDIT COMMITTEE. The function of the Audit Committee is to recommend the engagement of independent public accountants to the Board of Directors, review with the Company's independent public accountants the plans and results of audit engagements, approve professional services provided by the independent public accountants, review the independence of the public accountants, consider the range of fees for professional services provided by the independent public accountants and review the adequacy of the Company's internal accounting controls. The Audit Committee, which has consisted of Anthony M. Frank and William A. Abney since August 27, 1999, held two meetings in 2000.

COMPENSATION COMMITTEE. The function of the Compensation Committee is to determine compensation for the Company's executive officers, to administer the stock incentive plans and other compensation plans adopted by the Company, and to nominate persons to serve as directors of the Company. Since August 27, 1999, the Compensation Committee has consisted of Carl F. Thorne (Chairman) and Paul
E. Rowsey, III. The Compensation Committee held no meetings in 2000.


INTERCOMPANY EVALUATION COMMITTEE. The Intercompany Evaluation Committee is responsible for reviewing and approving business and investment opportunities offered or made available to the Company by Crescent Equities or Crescent LP to determine whether such transactions are fair to, and in the best interests of, the Company. The Intercompany Evaluation Committee, which consisted of Jeffery
L. Stevens, Carl F. Thorne, and William A. Abney, held one meeting in 2000.


EXECUTIVE COMPENSATION

         The following table sets forth the compensation paid to the executive officers of Crescent Operating during fiscal years 2000, 1999 and 1998.

                           SUMMARY COMPENSATION TABLE


                                                                                                               LONG-TERM
                                                                   ANNUAL COMPENSATION                    COMPENSATION AWARDS
                                                         --------------------------------------    ---------------------------------
                                                                                   OTHER ANNUAL     RESTRICTED        SECURITIES
        NAME AND PRINCIPAL POSITION             YEAR      SALARY          BONUS    COMPENSATION    STOCK AWARDS   UNDERLYING OPTIONS
        ---------------------------             ----     --------        -------   ------------    ------------   ------------------

John C. Goff                                    2000     $100,000             --        --              --                  --
     President and Chief Executive Officer      1999     $ 55,556(1)          --        --              --             260,000(1)
     (6/99-present)

Jeffrey L. Stevens                              2000     $200,000             --        --              --
     Executive Vice President and Chief         1999     $166,458        $35,000        --              --             150,000(4)
     Operating Officer                          1998     $150,000(2)     $35,000        --              --              51,400(5)(6)

Richard P. Knight                               2000     $125,000             --        --              --
     Chief Financial Officer                    1999     $109,167        $25,000        --              --              70,000(4)
                                                1998     $ 90,625(3)     $20,000        --              --               5,000(4)


(1) Mr. Goff was elected President and Chief Executive Officer on June 11, 1999, following Mr. Haddock's resignation. His annualized base salary of $100,000 in 1999 was earned from June 11, 1999. In August 1999, Mr. Goff was granted 60,000 fully vested options exercisable at $4.75 per share. In December 1999, Mr. Goff was granted 200,000 options, which vest in equal amounts over the next five years, exercisable at $2.50 per share.

(2) Pursuant to a services agreement (the "PFI Services Agreement") between the Company and PFI, which was wholly owned by Jeffrey L. Stevens until December 1, 1998, PFI provided certain services to the Company. On December 1, 1998, Mr. Stevens sold his interest in PFI and the PFI Services Agreement was terminated. At that time, Mr. Stevens became an employee of the Company. Accordingly, the amount indicated as salary in 1998 is composed of salary paid by the Company to Mr. Stevens, from December 1, 1998 through December 31, 1998, in the amount of $12,500, and fees paid by the Company to PFI, from January 1, 1998 through November 30, 1998, in respect of services performed by Mr. Stevens for such period under the PFI Services Agreement.

(3) Mr. Knight was an employee of PFI until December 1, 1998 and provided services to the Company under the PFI Services Agreement until such time. On December 1, 1998, Mr. Knight became an employee of the Company. Accordingly, the amount indicated as salary is composed of salary paid by the Company to Mr. Knight, from December 1, 1998 through December 31, 1998, in the amount of $8,333, and salary paid to Mr. Knight by PFI, from January 1, 1998 through November 30, 1998, in respect of services performed by Mr. Knight under the PFI Services Agreement. Mr. Knight resigned from the Company effective May 1, 2001.


(4) Options to purchase shares were granted under the Company's Management Stock Incentive Plan.

(5) Options to purchase shares were granted under the Company's Amended Stock Incentive Plan (the "Amended Plan").

(6) Options to purchase 1,400 shares were granted to Mr. Stevens under the Amended Plan in connection with his agreement to serve as director of the Company.

STOCK OPTION GRANTS

         No stock options or stock appreciation rights were granted to the executive officers of the Company during the year ended December 31, 2000.

OPTION EXERCISES

         The following table sets forth information concerning the exercise of stock options by the Company's executive officers during fiscal year 2000, and the number and value of unexercised stock options held by the Company's executive officers at December 31, 2000.

ACCELERATED VESTING OF OPTIONS AND RESTRICTED STOCK

         Under the terms of the Amended Plan and the Management Stock Incentive Plan, the execution of the Asset Purchase Agreement as of June 28, 2001 caused all outstanding Company options issued under those plans to immediately vest and become fully exercisable (provided that such options must have been held at least six months) and caused all restrictions on outstanding shares of restricted stock issued under such plans to lapse. As a result of this acceleration, previously unvested outstanding stock options to purchase 396,460 shares of Crescent Operating common stock became immediately vested and exercisable as of June 29, 2001. These options are exercisable to purchase shares of Company common stock at prices ranging from $0.99 to $20.50 per share. Options to purchase 359,045 of such shares were held by directors and executive officers of the Company. See "Beneficial Ownership - Stock Ownership of Certain Beneficial Owners and Management." At current and recent stock prices for Crescent Operating common stock, all of the accelerated options were out-of-the-money.

            AGGREGATED OPTION EXERCISES DURING 2000 AND OPTION VALUES
                              AT DECEMBER 31, 2000

                                                           NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                                                      UNDERLYING UNEXERCISED OPTIONS        IN-THE-MONEY OPTIONS
                        SHARES                              AT FISCAL YEAR-END              AT FISCAL YEAR-END(1)
                      ACQUIRED ON        VALUE        ------------------------------     ----------------------------
       NAME            EXERCISE        REALIZED       EXERCISABLE      UNEXERCISABLE     EXERCISABLE    UNEXERCISABLE
       ----           -----------      --------       -----------      -------------     -----------    -------------
John C. Goff              --              --            324,905           224,285             --              --

Jeffrey L. Stevens        --              --             51,400           151,400             --              --

Richard P. Knight         --              --             16,000            59,000             --              --


(1) Based on the closing price of the Company's common stock on December 29, 2000 (the last trading day of the fiscal year) on the OTC Bulleting Board, all outstanding options were out-of-the-money.



REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION


         The Compensation Committee during 2000 was composed of Messrs. Rowsey and Thorne. The Compensation Committee held no meetings during 2000 and all decisions regarding officer compensation were based upon the philosophy and objectives of the Compensation Committee as established during its meetings in prior years.


         COMPENSATION PHILOSOPHY AND OBJECTIVES. As set forth in the charter of the Compensation Committee approved by the Board of Directors in November 1998, the Compensation Committee exercises the Board's authority to determine compensation of the Company's executive officers and to make recommendations to subsidiaries regarding compensation of their officers. Also, the Compensation Committee administers the Company's stock incentive plans. The philosophy of the Company's compensation program is to employ, retain and reward executives capable of leading the Company in achieving its business objectives. These objectives include enhancing stockholder value, maximizing financial performance, preserving a strong financial posture, increasing the Company's assets and positioning its assets and business in geographic markets offering long-term growth opportunities. The accomplishment of these objectives is measured against the conditions characterizing the industries within which the Company operates. In implementing the Company's compensation program, it generally is the policy of the Board of Directors and the Compensation Committee to seek to qualify executive compensation for deductibility by the Company for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, to the extent that such policy is consistent with the Company's overall objectives and executive compensation policy.


         EXECUTIVE OFFICER COMPENSATION. In addition to their regular salaries, the executive officers of the Company may be compensated in the form of cash bonus awards, restricted stock grants and stock option grants under the Company's incentive plans.


         LONG-TERM INCENTIVES. An additional objective of the Company is to reward executive officers with equity compensation in addition to cash compensation in keeping with the Company's overall compensation philosophy of placing equity in the hands of its executive officers and employees in an effort to align the interests of the Company's stockholders with those of the Company's employees and executive officers. The Compensation Committee expects that the number of options granted in the future will be based upon the Compensation Committee's evaluation of performance criteria mentioned above, along with its subjective evaluation of each executive's ability to influence the Company's long-term growth and profitability. All stock options will be issued at the current market price of the Common Stock on the date of grant. Because the value of the stock options should, over time, bear a direct relationship to the Company's stock price, the Company believes the award of stock options represents an effective incentive to create value for the stockholders.


         CHIEF EXECUTIVE OFFICER COMPENSATION. The Compensation Committee did not meet during 2000. In its meetings in prior years, the Compensation Committee evaluated Mr. Goff's contributions to the Company through a consideration of the general factors discussed above, the types and amounts of compensation paid to chief executive officers at companies that the Compensation Committee considers comparable to the Company and Mr. Goff's contributions in formulating the Company's growth and investment strategies and assessing the strategies formulated by other executive officers.


                                               COMPENSATION COMMITTEE


                                               Carl F. Thorne
                                               Paul E. Rowsey, III

REPORT OF THE AUDIT COMMITTEE

To the Stockholders
of Crescent Operating, Inc.:

         As members of the Audit Committee of the Board of Directors, we are responsible for helping to ensure the reliability of the Company's financial statements. In keeping with this goal, the Board of Directors has adopted a written charter for the Audit Committee to follow. The Audit Committee evaluated the charter's adequacy in 2000 and was satisfied therewith.

Independence of Audit Committee Members

         Both of the Audit Committee are independent as defined by Rule 4200(a)(15) of the National Association of Dealers' ("NASD") listing standards.

Review and Discussions


         The Audit Committee has reviewed and discussed the Company's audited financial statements with management. It has also discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380). Additionally, the Audit Committee has received the written disclosures and the letter from the independent accountants at Ernst & Young LLP, as required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with the independent accountants their independence.


Recommendation to Include Audited Financial Statements in Annual Report

         Based on the Audit Committee's discussions with management and the independent accountants, and its review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 with the Securities and Exchange Commission.

                                         Audit Committee

                                         Anthony M. Frank
                                         William A. Abney

PERFORMANCE GRAPH

         The following graph shows a comparison of cumulative total stockholder returns for the common stock of Crescent Operating, the Nasdaq U.S. Index, and the Nasdaq Non-Financial Stock Index since June 13, 1997.

                                    [GRAPH]


====================================================================================================================================
                                    6/13/97    6/30/97    12/31/97   6/30/98    12/31/98   6/30/99    12/31/99   6/30/00    12/31/00
                                    -------    -------    --------   -------    --------   -------    --------   -------    --------
Crescent Operating Common Stock      $  100     $1,212     $2,475     $1,717     $  480     $  688     $  278     $  145     $   63
                                     ------     ------     ------     ------     ------     ------     ------     ------     ------
Nasdaq U.S. Index                    $  100     $  102     $  111     $  134     $  157     $  192     $  291     $  284     $  175
                                     ------     ------     ------     ------     ------     ------     ------     ------     ------
Nasdaq Non-Financial Stocks Index    $  100     $  101     $  107     $  133     $  157     $  195     $  309     $  303     $  180
====================================================================================================================================

                              BENEFICIAL OWNERSHIP

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of June 30, 2001 (unless otherwise indicated), information regarding beneficial ownership of shares of Common Stock by (i) each director of the Company, (ii) each executive officer of the Company,
(iii) each person known by the Company to beneficially own more than 5% of the Common Stock, and (iv) all directors and executive officers of the Company as a group. Unless otherwise noted below, each person or entity named in the table has sole voting power and sole investment power with respect to each of the shares beneficially owned by such person or entity.

BENEFICIAL OWNERSHIP


Name and Address of Beneficial Owner              Number of Shares       Percent of Outstanding Shares(16)
------------------------------------              ----------------       ---------------------------------

Richard E. Rainwater(1)                             1,253,714(3)                     10.8%
   777 Main Street, Suite 2250
   Fort Worth, Texas 76102

John C. Goff(1)(2)                                    637,615(4)                      5.3%
   777 Main Street, Suite 2100
   Fort Worth, Texas 76102

Jeffrey L. Stevens(1)(2)                              207,800(5)                      1.8%
   777 Taylor Street, Suite 1050
   Fort Worth, Texas 76102

Anthony M. Frank(1)                                    25,826(6)                        *
   One Maritime Plaza, 8th Floor
   San Francisco, California 94111

Richard P. Knight
   777 Taylor Street, Suite 1050                       22,000(7)                        *
   Fort Worth, Texas 76102

Carl F. Thorne(1)                                      17,126(8)                        *
  1445 Ross Avenue, Suite 2700
  Dallas, Texas 75201

Paul E. Rowsey, III(1)                                 17,244(9)                        *
   500 Crescent Court, Suite 300
   Dallas, Texas 75201

William A. Abney(1)                                    14,926(10)                       *
   107 West Austin
   Marshall, Texas 75670

Cohen & Steers Capital Management, Inc.               747,000(11)                     6.5%
   757 Third Avenue
   New York, New York 10017

COPI Colorado, L.P.                                 1,102,530(12)                     9.6%
   777 Taylor Street, Suite 1050
   Fort Worth, Texas 76102

Dawson Giammalva Capital Management, Inc.             887,790(13)                     7.8%
   354 Pequot Avenue
   Southport, Connecticut 06490

Magten Asset Management Corp.                         620,300(14)                     5.4%
   35 East 21st Street
   New York, New York 10010

All Directors and Executive Officers                2,174,251(15)                    17.6%
   As a Group (seven persons)

----------


 *       Less than 1%.

(1)      Indicates a director of the Company.

(2)      Indicates an executive officer of the Company.

(3) Includes 45,178 shares owned directly and indirectly by Ms. Darla D. Moore, who is Mr. Rainwater's spouse. Mr. Rainwater disclaims beneficial ownership with respect to all shares owned by his spouse. In addition, includes 854,146 shares owned indirectly by Mr. Rainwater, including (i) 10,520 shares owned by Rainwater, Inc., a Texas corporation, of which Mr. Rainwater is a director and the sole owner;
         (ii) 242,583 shares owned by Rainwater Investor Partners, Ltd., a Texas limited partnership, of which Rainwater, Inc. is the sole general partner; (iii) 54,033 shares owned by Rainwater RainAm Investors, L.P., a Texas limited partnership, of which Rainwater, Inc. is the sole general partner; (iv) 326,099 shares owned by Office Towers LLC, a Nevada limited liability company, of which Mr. Rainwater and Rainwater, Inc. own an aggregate 100% interest; and (v) 219,402 shares owned by The Richard E. Rainwater 1995 Charitable Remainder Unitrust No. 1, of which Mr. Rainwater is the sole trustee. Also includes 116,562 shares underlying a stock option which have vested.

(4) Includes 15,256 shares owned by Goff Family, L.P., a Delaware limited partnership, of which Mr. Goff is a general partner. Mr. Goff disclaims beneficial ownership with respect to all shares owned by Goff Family, L.P. in excess of his pecuniary interest in the partnership. Also includes 549,190 shares underlying stock options all of which were vested as of June 29, 2001. See "Accelerated Vesting of Options and Restricted Stock." Excludes shares owned by COPI Colorado in which Mr. Goff is a limited partner.

(5) Includes 5,000 restricted shares issued pursuant to the Amended Plan, all of which have vested (i.e., the restrictions on the shares have lapsed) effective June 29, 2001. Also includes 202,800 shares underlying stock options issued pursuant to the Amended Plan or the Management Stock Incentive Plan, all of which were vested effective June 29, 2001.


(6) Includes 8,526 restricted shares issued pursuant to the Management Stock Incentive Plan, all of which were vested (i.e., the restrictions on the shares have lapsed) effective June 29, 2001. Mr. Frank has sole voting power with respect to such restricted shares. Also includes 5,600 shares underlying stock options issued pursuant to the Amended Plan or the Management Stock Incentive Plan that have vested.

(7) Reflects shares beneficially owned by Mr. Knight as of April 30, 2001, the last full day he was an officer of the Company. Includes 21,000 shares underlying stock options issued pursuant to the Amended Plan or the Management Stock Incentive Plan that have vested. Mr. Knight resigned from the Company effective May, 1, 2001.

(8) Includes 5,000 restricted shares issued pursuant to the Amended Plan, all of which have vested (i.e., the restrictions on the shares have lapsed) effective June 29, 2001. Also includes 8,526 restricted shares issued pursuant to the Management Stock Incentive Plan, all of which were vested (i.e., the restrictions on the shares have lapsed) effective June 29, 2001. Mr. Thorne has sole voting power with respect to such restricted shares. Also includes 2,800 shares underlying stock options issued pursuant to the Amended Plan that have vested.

(9) Includes 8,526 restricted shares issued pursuant to the Management Stock Incentive Plan, all of which were vested (i.e., the restrictions on the shares have lapsed) effective June 29, 2001. Mr. Rowsey has sole voting power with respect to such restricted shares. Also includes 8,600 shares underlying stock options issued pursuant to the Amended Plan that have vested.

(10) Includes 300 shares owned by Mr. Abney's spouse and 500 shares owned by a trust for Mr. Abney's son, for which Mr. Abney serves as trustee. Mr. Abney disclaims beneficial ownership of all shares owned by his spouse and by the trust for his son. Includes 8,526 restricted shares issued pursuant to the Management Stock Incentive Plan, all of which were vested effective June 29, 2001. Mr. Abney has sole voting power with respect to such restricted shares. Also includes 1,400 shares underlying stock options issued pursuant to the Amended Plan that have vested.

(11) Based solely on the Schedule 13G as amended through the amendment dated February 12, 2001, filed by Cohen & Steers Capital Management, Inc. ("Cohen"), it is the Company's understanding that (i) Cohen is a registered investment advisor; and (ii) Cohen has sole dispositive power with respect to all of the reported shares and sole voting power with respect to 569,700 of the reported shares. Cohen has not reported that it has voting power with respect to the remaining 177,300 reported shares.

(12) The Company has elected not to vote the shares held by COPI Colorado at the 2001 annual meeting. The Company, in its capacity as sole general partner of COPI Colorado, has sole voting and sole dispositive power with respect to the shares.


(13) Based solely on the Schedule 13G as amended through that amendment dated February 14, 2001, filed by Dawson Giammalva Capital Management, Inc. ("Dawson"), it is the Company's understanding that (i) Dawson is an investment advisor; and (ii) Dawson has sole voting power and sole dispositive power with respect to all of the reported shares.

(14) Based solely on the Schedule 13G dated February 12, 2001, filed by Magten Asset Management Corp. ("Magten"), it is the Company's understanding that (i) Magten is an investment advisor; and (ii) Magten has shared, but no sole, voting power and dispositive power with respect to all of the reported shares.

(15)     Does not include shares owned by COPI Colorado.

(16) The percentage of Common Stock a person beneficially owns is based on 11,442,791 outstanding shares and assumes that (i) as to any person listed in this table, all stock options exercisable and (ii) as to all other persons, no stock options are exercised.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires directors and officers of the Company, and persons who beneficially own more than 10% of the Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of the Common Stock. Directors, officers and more than 10 percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its directors, officers and more than 10% beneficial owners were complied with during the year ended December 31, 2000.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRANSACTIONS WITH CRESCENT EQUITIES AND CERTAIN OFFICERS AND STOCKHOLDERS OF CRESCENT EQUITIES AND THE COMPANY


         The Company has entered into transactions and arrangements with Crescent Equities and Crescent LP and certain officers and directors of Crescent Equities and Crescent LP, which are described in the following paragraphs. Mr. Rainwater is the Chairman of the Board of Directors of the Company and the Board of Trust Managers of Crescent Equities and owns beneficially more than ten percent of the common shares of Crescent Equities. Mr. Goff is the Vice Chairman of the Boards and Chief Executive Officer of both the Company and Crescent Equities; he also serves as the sole director and President and Chief Executive Officer of the sole general partner of Crescent LP. As of April 26, 2001, Messrs. Rainwater and Goff beneficially owned in the aggregate approximately 14.6% of the outstanding equity securities of Crescent Equities.



         As part of the Restructuring Proposal, COPI Colorado, a Delaware limited partnership in which Crescent Operating is the sole general partner, owning a 60% general partner interest, will sell all of its shares of CRDI to Crescent LP for $11.0 million cash. In addition, as required under the Securities Purchase Agreement, COPI Colorado will sell 661,518 (60%) of its 1,102,530 shares of Crescent Operating common stock to Crescent LP at a price per share equal to the last reported closing price of Crescent Operating common stock on the OTC Bulletin Board for the preceding twenty (20) trading days. In connection with and immediately following the asset sale, COPI Colorado will be liquidated and Crescent Operating will receive its pro rata 60% share of COPI Colorado's net assets, consisting of approximately $7.1 million in cash (its 60% share of the proceeds from the sale of the CRDI stock and 60% of all cash in COPI Colorado's bank accounts) and all of the cash proceeds from COPI Colorado's sale of the shares of Crescent Operating common stock to Crescent LP. Crescent Operating will assume all of COPI Colorado's liabilities after the liquidation of COPI Colorado. COPI Colorado's other two partners, John C. Goff and Harry H. Frampton III, each holding a 20% limited partnership interest, will receive their respective 20% share of the assets of COPI Colorado in the liquidation. Accordingly, each of Messrs. Goff and Frampton will receive approximately $2.4 million in cash and 220,506 shares of Crescent Operating common stock in the COPI Colorado liquidation distribution. Mr. Goff is Crescent Operating's President, Chief Executive Officer, Vice-Chairman and a member of the Board of Directors.


         Messrs. Goff and Rainwater are parties to a support agreement with Crescent Operating and Bank of America whereby they have personally agreed to make additional equity investments in Crescent Operating if and to the extent Crescent Operating defaults on payment obligations on its line of credit with Bank of America. Because a portion of the proceeds of the asset sale and the sale of the Preferred Partnership Interests under the Securities Purchase Agreement are required to be used to fully repay Crescent Operating's line of credit with Bank of America, Messrs. Goff and Rainwater will be relieved of their potential personal liability under the support agreement to the extent the transactions under the Restructuring Proposal are consummated and the proceeds are used to discharge the outstanding balance on the Bank of America line of credit.

         CEH will make net capital commitments to SunTx Fulcrum Fund, L.P. (the "Fund") in the aggregate amount of $19.0 million. Except under certain limited circumstances, in the event the transactions contemplated by the Securities Purchase Agreement do not close, CEH will be entitled to terminate its commitment to the Fund as long as the Fund has other capital commitments of at least $75.0 million. The general partner of the Fund has agreed to use its best efforts to obtain such other capital commitments.

INTERCOMPANY AGREEMENT WITH CRESCENT LP


         The Company was formed to be the lessee and operator of certain assets owned or to be acquired by Crescent Equities and perform an agreement (the "Intercompany Agreement") between the Company and Crescent LP. The Intercompany Agreement provides, subject to certain terms, that Crescent LP will provide the Company with a right of first refusal to become the lessee of any real property acquired by Crescent LP if Crescent LP determines that, consistent with the status of Crescent Real Estate Equities Company as a real estate investment trust, it is required to enter into a "master lease" arrangement. In general, a master lease arrangement is an arrangement pursuant to which an entire property or project (or group of related properties or projects) is leased to a single lessee. In addition to lessee transactions, the Company and Crescent LP have also entered into "controlled subsidiary transactions" under the Intercompany Agreement. Controlled subsidiary transactions are those in which the Company invests alongside Crescent LP in acquisitions where the Company owns all of the voting stock and Crescent LP owns all of the non-voting stock of a corporate acquisition vehicle which in turn acquires a target business which cannot, or at the time could not, be operated by Crescent LP because of Crescent Equities' status as a REIT. In addition, under the Intercompany Agreement, the Company has agreed not to acquire or make investments in real estate or any other investments that may be structured in a manner that qualifies under the federal income tax requirements applicable to REITs, unless Crescent LP has been given notice of the opportunities and has decided not to pursue them.



         The REIT Modernization Act, which took effect January 1, 2001, contains a provision that would permit REITs, such as Crescent Equities, to own and operate certain types of investments that are currently owned and operated by Crescent Operating. As a consequence of the REIT Modernization Act, the Intercompany Agreement is not expected to result in future business opportunities for Crescent Operating, whether or not the Restructuring is completed. If the transactions contemplated by the Restructuring Proposal are consummated, the Intercompany Agreement will be terminated pursuant to the terms of the Asset Purchase Agreement.


LEASES WITH CRESCENT EQUITIES AND RELATED MANAGEMENT AGREEMENTS


         Crescent Operating (or its subsidiaries) leases six hotels and two destination health and fitness resorts from Crescent Equities. The properties are subject to long-term leases that expire between December 2004 and June 2009 and generally provide for (i) base rent, with periodic rent increases, (ii) percentage rent based on a percentage of gross hotel revenues less food and beverage revenues above a specified amount and (iii) a percentage of gross food and beverage revenues above a specified amount. Under the leases, the Company's subsidiaries have assumed the rights and obligations of the property owner under the respective management agreements with the hotel operators (including the property management agreements with two of the hotels and one golf course associated with a hotel), as well as the obligation to pay all property taxes and charges against the properties and, with one exception, Crescent Equities is obligated to fund all capital expenditures related to furniture, fixtures and equipment reserves required under the respective management agreements. Crescent Operating has executed a master guaranty and other guaranties pursuant to which it unconditionally guarantees payment and performance of the leases solely from its hotel and resort-related assets and income streams.



         Total rent expense related to the hotel and destination health and fitness resort properties leased from Crescent Equities totaled approximately $63.3 million for the year ended December 31, 2000. As of June 30, 2001, the lessees had deferred payment of approximately $27.2 million of rent with the consent of Crescent Equities.

         Upon the completion of the Restructuring Transactions, Crescent Operating and its subsidiaries will not be lessees of these properties, and the Crescent Operating guarantees will be terminated.


         Effective January 1, 1999, Crescent Operating began providing to Crescent Equities limited asset management services related to one additional hotel for $50,000 per year under an Asset Management Agreement which was terminated by mutual agreement of the parties in the first quarter of 2000.

         In consideration of services by The Varma Group under asset management agreements with the Company (the "Varma Asset Management Agreements"), The Varma Group, whose principals are Sanjay Varma, and his wife, Johanna Varma (who from September 1998 until February 2000 was President of the Company's hospitality division) received an annual base asset management fee of approximately $660,000, plus annual cost of living adjustments for its asset management services related to four of the leased hotels (the "Covered Properties"). In addition, The Varma Group was reimbursed for the costs it incurred in providing asset management services to other hotel or resort properties leased by the Company or its subsidiaries. Travel expenses related to the Covered Properties in excess of $83,600 per year were reimbursed to The Varma Group, as were all travel expenses related to properties other than the Covered Properties. Through January 2000, two properties in addition to the Covered Properties and one golf course were managed by the Company with asset management oversight provided by The Varma Group.

         The Varma Asset Management Agreements were terminated effective February 1, 2000 by mutual agreement of the parties. At the same time, Crescent Operating and its hospitality subsidiaries entered into a Master Asset Management and Administrative Services Agreement with Sonoma Management Company ("SMC") to manage the Hyatt Albuquerque, the Four Seasons Hotel Houston (later sold), the Renaissance Hotel Houston, and the Denver City Marriott. Also at the same time, the Company's hospitality subsidiaries accepted assignment from Crescent Equities, the owner of three of these excluded properties, of the property management agreements with SMC. The principals of SMC are Sanjay and Johanna Varma and Crescent Equities is an equity owner in SMC. Payment of obligations under the Master Asset Management and Administrative Services Agreement are guaranteed by the Company. For each property for which it provides asset management services, SMC will receive a base fee equal to 0.85% of gross revenues of the property managed plus an incentive fee of 50% of actual net income in excess of budgeted net income. For each property for which it provides property management services, SMC will receive a base fee equal to 2% of gross revenues of the property plus and incentive fee of 20% of net operating income in excess of 12% annual return on investment to owner.

         As consideration for its services under the Master Asset Management and Administrative Services Agreement, SMC received an annual base fee (and no incentive fee) for 2000 of approximately $0.8 million for the asset management services related to the four properties listed above. Following the sale of the Four Seasons Hotel in Houston (discussed below), a subsidiary of Crescent Operating paid SMC $0.3 million for the early termination of its asset management agreement related to that hotel.

         On November 3, 2000, Crescent Equities completed the sale of the Four Seasons Hotel in Houston and, in connection therewith, exercised its right under the lease agreement to terminate the lease. As required under the lease agreement, Crescent Equities paid Crescent Operating the fair market value of the remaining term of the lease in the fourth quarter of 2000 which was agreed to be $16.6 million.

FINANCING ARRANGEMENTS WITH CRESCENT EQUITIES


         Crescent Operating and certain of its subsidiaries have various debt instruments payable to Crescent Equities, which, in the aggregate, had outstanding balances in the amount of $279.0 million as of June 30, 2001. A portion of such debt instruments is payable by Crescent Operating or subsidiaries of Crescent Operating which are 100% owned ("Wholly Owned Debt") and the remainder is payable by subsidiaries of Crescent Operating which are not 100% owned ("Non-Wholly Owned Debt").



         As of June 30, 2001, Wholly Owned Debt instruments in the amount of $62.5 million consisted of the following: (i) a note payable in the amount of $14.2 million, due May 2002, at an interest rate of 12% per annum, collateralized by a first lien on assets which Crescent Operating now owns or may acquire in the future; (ii) a line of credit in the amount of $17.7 million, due the later of May 2002 or five years after the last draw, at an interest rate of 12% per annum, collateralized by a first lien on assets which Crescent Operating now owns or may acquire in the future; (iii) a note payable in the amount of $9.3 million, due May 2002, at an interest rate of 12% per annum, collateralized by a first lien on assets which Crescent Operating now owns or may acquire in the future; (iv) a note payable in the amount of $0.9 million, due August 2003, at an interest rate of 10.75% per annum, collateralized by a deed of trust in certain real and personal property; (v) a note payable in the amount of $0.3 million, due August 2003, at an interest rate of 10.75% per annum, collateralized by a deed of trust in certain real and personal property;
(vi) a note payable in the amount of $0.2 million, due November 2006, at an interest rate of 7.5% per annum; and (vii) a note payable in the amount of $19.9 million, due May 2002, at an interest rate of 9% per annum, cross-collateralized and cross-defaulted with Crescent Operating's other borrowings with Crescent Equities. The accrued interest related to Wholly Owned Debt totaled $8.5 million at June 30, 2001.



         During the first quarter of 2000, Crescent Operating, recognizing that cash flow from its assets would not provide it with adequate capital to meet its requirements during 2000, extended certain payment obligations, including obligations under the debt facilities listed above, by reaching agreements with Crescent Equities to defer payments until February 2001. In the first and second quarters of 2001, Crescent Operating further extended payment of those obligations until the earlier to occur of December 15, 2001 or the close of the Restructuring Transactions. Interest payments and rent payments accrued but deferred as of June 30, 2001, totaled approximately $8.5 million and $27.2 million, respectively.



         As of June 30, 2001, Non-Wholly Owned Debt instruments in the amount of $216.5 million consisted of the following: (i) a note payable by Desert Mountain Development Limited Partnership ("Desert Mountain Properties") in the amount of $59.0 million, due December 2010, at an interest rate of 14% per annum, collateralized by land, improvements and equipment at Desert Mountain Properties; (ii) a line of credit (the "CRDI Credit Agreement") payable by CRDI in the amount of $56.2 million ($44.4 million of which was outstanding), due August 2004, at an interest rate of 11.5% per annum, collateralized by the interests of in certain property, partnerships and a limited liability company (the interest in the limited liability company was subsequently transferred and sold in 2001, as described below); (iii) a line of credit payable by CRDI in the amount of $22.9 million ($19.5 million of which was outstanding), due January 2003, at an interest rate of 12% per annum, collateralized by CRDI's interests in certain property, partnerships and a limited liability company (which by mutual agreement of borrower and lender was effectively converted into a term loan of $16.4 million and, in 2001, transferred and assumed as described below);
(iv) a note payable by CRDI in the amount of $2.4 million, due June 2005, at an interest rate of 12% per annum, collateralized by CRDI's interests in certain property, partnerships and a limited liability company (CRDI transferred the limited liability company interest in 2001, as described below); (v) a line of credit (the "CRL Credit Facility") payable by CRL Investments, Inc. ("CRL") in the amount of $7.0 million, due August 2003, at an interest rate of 12% per annum, collateralized by a first lien on assets which CRL now owns or may acquire in the future; (vi) a line of credit in the amount of $40.0 million ($51.3 million of which was outstanding) payable by CRDI, due December 2006, at an interest rate of 11.5% per annum, collateralized by CRDI's interests in certain property, partnerships and a limited liability company; (vii) a line of credit in the amount of $32.0 million (under which $54.6 million was outstanding) payable by CRDI, due September 2008, at an interest rate of 11.5% per annum, collateralized by CRDI's interests in certain property, partnerships and a limited liability company; and (viii) a term note in the amount of $0.2 million payable by CRL, due August 2003, at an interest rate of 12% per annum, and collateralized by a first lien on assets which the debtor now owns or may acquire in the future. During the first quarter 2000, Crescent Partnership made a term loan of approximately $5.6 million to East West Resorts, LLC in which CRDI owned a majority interest; that interest was transferred and sold in 2001, as described below. Crescent Operating's economic investment in the entities which have Non-Wholly Owned Debt is 6% or less.


Crescent Resort Development, Inc. (formerly Crescent Development Management
Corp.)


         Crescent Operating is the sole general partner of COPI Colorado, LP, which owns 10% of CRDI, representing 100% of the voting stock of CRDI. Mr. Goff is a limited partner of COPI Colorado. Until December 2000, CRDI had an indirect economic interest in a real estate company specializing the management of resort properties. That investment was transferred to Crescent Development Management Corp. II, a Delaware corporation ("CDMC II"), a newly formed entity have the same owners, board of directors and officers as CRDI, in anticipation of the proposed restructuring of Crescent Operating involving Crescent Equities. In connection with that transfer, CDMC II assumed the indebtedness of CRDI incurred in connection with that investment, all of which is owed to Crescent LP, and CRDI and CDMC II each guaranteed the indebtedness of the other to Crescent LP. Effective March 30, 2001, CDMC II sold that investment - a membership interest in East West Resorts, LLC ("EWR") - to a company affiliated with the other owner of EWR, for cash and a secured promissory note. CDMC II immediately transferred the cash and note to CRE Diversified Holdings, Inc. in exchange for the assumption of all of CDMC II's indebtedness and CDMC II then dissolved. Crescent Operating owns 1%, and Crescent LP owns 99% of the economic interest in CRE Diversified Holdings, Inc. Pursuant to the terms of the Securities Purchase Agreement, on the closing date, COPI Colorado will distribute all of its assets to its partners pro rata in accordance with the terms of its limited partnership agreement. Upon such liquidation, Crescent Operating will assume any liability of COPI Colorado arising under pending litigation styled COPI Colorado, L.P. v. Gerald W. Haddock, State District Court, Tarrant County, Texas (Cause No. 141 186380 01).


Canyon Ranch


         Effective July 27, 1998, to enable Crescent Operating to invest in the future use of the "Canyon Ranch" name, Crescent Operating obtained a 5% economic interest, representing all of the voting stock, of CRL Investments, Inc. ("CRL"). The remaining 95% interest in CRL is held by Crescent Equities. Immediately after the formation of CRL, CRL exercised its purchase option (acquired from Crescent Equities) to obtain a 10% economic interest in CR License, LLC ("CR License"), which owns the right to use the "Canyon Ranch" name. Contemporaneously, CRL acquired a 50% interest in CR Las Vegas, LLC, an entity that built a Canyon Ranch day spa in the Venetian Hotel in Las Vegas. In July of 1999, CRL exercised its option to purchase an additional 10% economic interest in CR License by paying $2.0 million, bringing CRL's economic interest in CR License to 20%. In July 2000, CRL exercised its final option to purchase an additional 10% economic interest in CR License by paying $3.0 million, bringing CRL's total economic interest in CR License to 30%. Through CRL and CR License, Crescent Operating has an effective 3.25% economic interest in the Canyon Ranch Spa Club located in the Venetian Hotel in Las Vegas. In order to exercise options with respect to CR License and to fund its obligations to CR Las

Vegas and other entities, CRL obtained the CRL Credit Facility from Crescent Equities and in July 2000 CRL obtained from Crescent LP a $0.2 million term note bearing interest at 12% per annum, which matures in August 2003.

Temperature Controlled Logistics


         Crescent Operating owns 40% and Vornado Operating L.P. owns 60% of Americold Logistics which owns directly or indirectly the business operations at approximately 99 temperature controlled logistics properties (the "Americold Properties"). Americold Logistics leases the Americold Properties under a triple-net master lease from a partnership in which Crescent Equities is a 40% owner. Each of the Americold Properties is subject to one or more of the leases, each of which has an initial term of 15 years, subject to two, five-year renewal options. The leases provide for an aggregate base rental rate of approximately $137.0 million per annum through 2003, $139.0 million per annum from 2004 through 2008 and $141.0 million per annum from 2009 through 2014, plus percentage rent based on the gross revenues received from customers at the Americold Properties above a specified amount. In February 2001 the lessees and lessor agreed to restructure certain financial terms of the leases, including the adjustment of the rental obligation for 2001 to $146.0 million, the adjustment of the rental obligation for 2002 to $150.0 million (plus contingent rent in certain circumstances), the increase of the lessor's share of capital expenditures for property maintenance from $4.5 million to $9.5 million (effective January 1, 2000) and the extension from March 11, 2002 to December 31, 2003 of the date upon which deferred rent is required to be paid. As of June 30, 2001, Americold Logistics has elected to defer approximately $28.3 million of rent.


         In March 1999, Crescent Operating sold Crescent Equities an additional 4% nonvoting interest in the two subsidiaries that had an indirect interest in the Americold Properties and was granted an option to require Crescent Equities to purchase Crescent Operating's remaining 1% interest in either or both subsidiaries at any time within the next two years, subject to the condition that such purchase would not, in the opinion of counsel to Crescent Equities, adversely affect the status of Crescent Real Estate Equities Company as a REIT. The option was exercised in December 2000 and Crescent Operating sold the remaining 1% interests in both subsidiaries to Crescent Equities for $4.1 million.

Charter Behavioral Health Systems, LLC ("CBHS")


         From September 1999 until December 2000, Crescent Operating owned a 25% common membership interest and a 100% preferred membership interest, and a limited partnership controlled by officers of Crescent Operating and in which Crescent Operating owned 100% of the economic interests (COPI CBHS Holdings) and held a 65% common membership interest, in CBHS. CBHS and its subsidiaries were parties to a triple-net master operating lease agreement with Crescent Equities, under which most of the CBHS facilities were leased from Crescent Equities. Although CBHS's in late 1999 and early 2000 downsized its operations, CBHS's operating results and cash flow were not improved sufficiently to support its current and long-term obligations. On February 16, 2000, CBHS petitioned for relief under Chapter 11 of the United States Bankruptcy Code. Under the protection of the bankruptcy court, CBHS sold 60 of its facilities in 2000 and additional facilities in 2001 and has ceased business operations. In conjunction with the filing by CBHS of the bankruptcy petition, COPI Healthcare, Inc. ("COPI Healthcare"), a wholly owned subsidiary of Crescent Operating, entered into an agreement with CBHS for the acquisition by COPI Healthcare of CBHS's core business (the "CBHS Asset Purchase Agreement"), which consists of the assets used in the operation of 37 behavioral healthcare facilities for $24.5 million. The closing of the transactions contemplated by the CBHS Asset Purchase Agreement was subject to bankruptcy court approval and other conditions. The transactions contemplated by the CBHS

Asset Purchase Agreement were never consummated and the agreement terminated by its own terms on April 16, 2000 because not all of the conditions precedent to closing had been met by that date.


         On December 29, 2000, Crescent Operating sold its common and preferred interests in CBHS, and COPI CBHS Holdings sold its common interest in CBHS, to The Rockwood Financial Group, Inc. ("Rockwood") for nominal consideration. As a result of the liquidation of CBHS through bankruptcy, the equity investment in CBHS became worthless. Rockwood is wholly owned by Jeffrey L. Stevens, Crescent Operating's Executive Vice President and Chief Operating Officer and a director. The sale of CBHS to Rockwood was effected as part of Crescent Operating's tax planning strategy.


                                LEGAL PROCEEDINGS

         CBHS became the subject of Chapter 11 bankruptcy proceedings when it filed a voluntary petition on February 16, 2000, in the United States Bankruptcy Court for the District of Delaware. Although CBHS is not a subsidiary of Crescent Operating, Crescent Operating did own a majority (90%) economic interest in CBHS, until December 29, 2000. Crescent Operating's claims against the estate of CBHS include (i) Crescent Operating's interests as a direct and indirect equity holder of CBHS and (ii) Crescent Operating's claim for indemnification or contribution against third party lawsuits and claims where Crescent Operating is a named defendant with CBHS, such as lawsuits based upon alleged WARN Act violations purported to have been committed by CBHS and/or its subsidiaries in closing behavioral health care facilities in 1999 and 2000. Crescent Operating has filed proofs of claim against CBHS with regard to these claims; however, the Company now believes that there exists substantial doubt as to whether any of its claims will be collectible, due to the presumptively insolvent nature of the debtors' estate.

         Another claimant in the CBHS bankruptcy is Crescent LP (together with Crescent Equities), which is the owner of certain facilities leased to and operated by CBHS and its subsidiaries and which is also the secured lender of $10.0 million to CBHS. CBHS has an arrearage on its lease payments owed to Crescent LP accrued prior to the commencement of bankruptcy. While the claims of Crescent LP against CBHS are not necessarily adverse to the interests of Crescent Operating, the interests of Crescent LP are separate, distinguishable and at least nominally in conflict with the competing interests and claims of all other interested parties in the bankruptcy, including Crescent Operating. To the Company's knowledge, none of the directors, officers or security holders of Crescent Operating has, in his or its individual capacity, an interest adverse to Crescent Operating in connection with the CBHS bankruptcy; however, in their capacities as directors, officers and/or security holders of Crescent LP or Crescent Equities, certain persons may be deemed to hold interests adverse to the Company's interest in connection with the CBHS bankruptcy.


         To date, several lawsuits, all of which seek class action certification, have been filed against CBHS alleging violations of the WARN Act in the closing of certain healthcare facilities. Crescent Operating was named as a defendant in three of those lawsuits, two of which have since been dismissed. An additional suit seeking similar relief was also filed against Crescent Operating and other parties, but not against CBHS, thus leaving two WARN Act suits pending against Crescent Operating. Under the automatic stay provisions of federal bankruptcy law, lawsuits against CBHS or its subsidiaries are stayed unless otherwise directed by the bankruptcy court, but the lawsuits against other defendants, including Crescent Operating, are not stayed automatically. The Company believes that pending suits and possible future claims against Crescent Operating based on the closure of CBHS facilities in 1999 and 2000 are without basis under the WARN Act and should be dismissed; however, no assurance can be given that Crescent Operating will prevail.

         A tentative global Stipulation of Settlement of all WARN matters has been reached and filed with the District and Bankruptcy Courts. The settlement is subject to approval by the District and Bankruptcy Courts (both matters are being heard by the same judge) and class certification. In addition, The Company can withdraw from the settlement under certain circumstances set out in the Stipulation of Settlement.



         In accordance with an agreement between Gerald Haddock and the Company, COPI Colorado redeemed the limited partnership interest of Mr. Haddock, the Company's former Chief Executive Officer and President, in January 2000. COPI Colorado paid Mr. Haddock approximately $2.6 million for his approximate 16.67% limited partner interest (determined from an independent appraisal of the value of COPI Colorado). Mr. Haddock has challenged the valuation performed by the independent appraiser and the procedures followed by the Company with respect to the redemption and valuation process. The Company believes that it has complied with all of the terms of the agreement as it relates to the liquidation of Mr. Haddock from the partnership. In February 2001, the Company filed a lawsuit seeking a declaratory judgment to assist in resolving the Company's dispute with Mr. Haddock.


                          STOCKHOLDER PROPOSALS AT THE
                ANNUAL MEETING OF STOCKHOLDERS TO BE HELD IN 2002


         Under the rules of the Securities and Exchange Commission, stockholders who intend to submit proposals for consideration at Crescent Operating's annual meeting of stockholders to be held for the year 2002 must submit such proposals to Crescent Operating no later than March 1, 2002, in order to be considered for inclusion in the proxy statement and form of proxy to be distributed by the Board of Directors in connection with that meeting. Management believes this to be a reasonable time before the 2002 annual meeting which Crescent Operating expects to hold on Monday, June 17, 2002. Stockholder proposals should be submitted to Jeffrey Stevens, Secretary, Crescent Operating, Inc., 777 Taylor Street, Suite 1050, Fort Worth, Texas 76102.


         Under Crescent Operating's Amended and Restated Bylaws (the "Bylaws"), a stockholder must follow certain procedures to nominate persons for election as directors or to propose other business to be considered at an annual meeting of stockholders. These procedures provide that stockholders desiring to make nominations for directors and/or to bring a proper subject before a meeting must do so by notice timely received by the Secretary of Crescent Operating. The Secretary of Crescent Operating generally must receive notice of any such proposal no earlier than April 8, 2002, and no later than May 9, 2002, in the case of proposals for the annual meeting of stockholders to be held in the year 2002 (other than proposals intended to be included in the proxy statement and form of proxy, which, as noted above, must be received by March 1, 2002. Generally, such stockholder notice must set forth (a) as to each nominee for director, all information relating to such nominee that is required to be disclosed in solicitations or proxies for election of directors under the proxy rules of the Commission; (b) as to any other business, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder; and (c) as to the stockholder, (i) the name and address of such stockholder, (ii) the number of shares of common stock which are owned beneficially and of record by such stockholder, and (iii) the date(s) upon which the stockholder acquired ownership of such shares. The chairman of the annual meeting shall have the power to declare that any proposal not meeting these and any other applicable requirements imposed by the Bylaws shall be disregarded. A copy of the Bylaws may be obtained without charge on written request to Jeffrey Stevens, Secretary, Crescent Operating, Inc., 777 Taylor Street, Suite 1050, Fort Worth, Texas 76102.

         In addition, the form of proxy solicited by the Board of Directors in connection with Crescent Operating's annual meeting of stockholders to be held in the year 2002 will confer discretionary authority to the named proxies to vote on any proposal, unless with respect to a particular proposal the Secretary of Crescent Operating receives notice of such matter no earlier than March 9, 2002, and no later than April 8, 2002 and such notice complies with the other requirements described in the preceding paragraph.


FORM 10-K ANNUAL REPORT


         CRESCENT OPERATING WILL PROVIDE WITHOUT CHARGE TO EACH PERSON FROM WHOM A PROXY IS SOLICITED BY THIS PROXY STATEMENT, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF CRESCENT OPERATING'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO SECTION 13(a)-1 UNDER THE 1934 ACT FOR CRESCENT OPERATING'S MOST RECENT FISCAL YEAR. REQUESTS SHOULD BE DIRECTED TO SUNNYE RIGBY, AT CRESCENT OPERATING, INC, 777 TAYLOR STREET, SUITE 1050, FORT WORTH, TEXAS 76102.

                                                                         ANNEX A








                       AGREEMENT FOR THE PURCHASE AND SALE


                               OF ASSETS AND STOCK


                            dated as of June 28, 2001


                                  by and among


         CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP, as Purchaser


                                       and


                            CRESCENT OPERATING, INC.,


                            ROSESTAR MANAGEMENT LLC,


                          CANYON RANCH LEASING, L.L.C.,


                            WINE COUNTRY HOTEL, LLC,


                            ROSESTAR SOUTHWEST, LLC,


                           COI HOTEL GROUP, INC., and


                               COPI COLORADO, LP,


                                   as Sellers

                                TABLE OF CONTENTS





         This Table of Contents is not part of the Agreement to which it is attached but is inserted for convenience only.



ARTICLE I DEFINITIONS............................................................................................ 1

1.01        Defined Terms........................................................................................ 1
1.02        Cross References..................................................................................... 7
1.03        Usage................................................................................................ 8

ARTICLE II SALE OF ASSETS AND STOCK; CLOSING..................................................................... 9

2.01        Assets............................................................................................... 9
2.02        Liabilities......................................................................................... 10
2.03        Stock............................................................................................... 11
2.04        Purchase Price; Allocation; Adjustment.............................................................. 12
2.05        Closing............................................................................................. 14
2.06        Further Assurances; Post-Closing Cooperation........................................................ 15
2.07        Third-Party Consents................................................................................ 16

ARTICLE III REPRESENTATIONS AND WARRANTIES RELATING TO THE SALE OF STOCK AND THE DECONTROLLED BUSINESS.......... 16

3.01        Organization and Qualification of COPI.............................................................. 16
3.02        Organization and Qualification of COPI Colorado..................................................... 16
3.03        COPI Authority...................................................................................... 17
3.04        COPI Colorado Authority............................................................................. 17
3.05        Ownership of CRL Voting Common Stock................................................................ 18
3.06        Ownership of CR License Membership Interests........................................................ 18
3.07        Ownership of WOCOI Common Stock..................................................................... 18
3.08        Ownership of TWLC Voting Common Stock............................................................... 18
3.09        Ownership of DMDC Voting Common Stock............................................................... 19
3.10        Ownership of CRE Diversified Voting Common Stock.................................................... 19
3.11        Ownership of CDMC Voting Common Stock............................................................... 19
3.12        Subsidiaries........................................................................................ 20
3.13        No Conflicts........................................................................................ 20
3.14        Governmental Approvals and Filings.................................................................. 21
3.15        Title to Assets and Properties...................................................................... 21
3.16        Books and Records................................................................................... 21
3.17        SEC Documents; Financial Statements................................................................. 22
3.18        Absence of Changes.................................................................................. 22
3.19        Taxes............................................................................................... 24
3.20        Legal Proceedings................................................................................... 26
3.21        Compliance With Laws and Orders..................................................................... 27
3.22        Benefit Plans; ERISA................................................................................ 27

3.23        Leased Property..................................................................................... 29
3.24        Intellectual Property Rights........................................................................ 29
3.25        Contracts........................................................................................... 30
3.26        Licenses............................................................................................ 31
3.27        Insurance........................................................................................... 32
3.28        Affiliate Transactions.............................................................................. 32
3.29        Employees; Labor Relations.......................................................................... 32
3.30        Conveyance of Interests............................................................................. 33
3.31        COPI Shareholder Approvals.......................................................................... 33
3.32        Brokers............................................................................................. 33
3.33        Disclosure.......................................................................................... 34
3.34        Opinion of Financial Advisor........................................................................ 34

ARTICLE IV REPRESENTATIONS AND WARRANTIES RELATING TO THE SALE OF ASSETS AND THE HOSPITALITY BUSINESS........... 34

4.01        Organization and Qualification of Selling Subsidiaries.............................................. 34
4.02        Authority........................................................................................... 34
4.03        No Conflicts........................................................................................ 35
4.04        Governmental Approvals and Filings.................................................................. 35
4.05        Title to Assets and Properties...................................................................... 35
4.06        Books and Records................................................................................... 36
4.07        Absence of Changes.................................................................................. 36
4.08        Taxes............................................................................................... 37
4.09        Legal Proceedings................................................................................... 38
4.10        Compliance With Laws and Orders..................................................................... 38
4.11        Hotel Property Leases............................................................................... 38
4.12        Contracts........................................................................................... 39
4.13        Licenses............................................................................................ 39
4.14        Insurance........................................................................................... 40
4.15        Affiliate Transactions.............................................................................. 40
4.16        Employees........................................................................................... 40
4.17        Conveyance of Interests............................................................................. 40
4.18        Brokers............................................................................................. 41
4.19        Disclosure.......................................................................................... 41

ARTICLE V REPRESENTATIONS AND WARRANTIES OF PURCHASER........................................................... 41

5.01        Organization........................................................................................ 41
5.02        Authority........................................................................................... 41
5.03        No Conflicts........................................................................................ 41
5.04        Governmental Approvals and Filings.................................................................. 42
5.05        Legal Proceedings................................................................................... 42
5.06        Brokers............................................................................................. 42
5.07        Disclosure.......................................................................................... 42
5.08        Investment Intent................................................................................... 43
5.09        Investment Experience............................................................................... 43
5.10        Restricted Securities............................................................................... 43
5.11        Independent Verification............................................................................ 43

ARTICLE VI COVENANTS OF SELLERS................................................................................. 43

6.01        Regulatory and Other Approvals...................................................................... 44
6.02        HSR Filings......................................................................................... 44
6.03        Investigation by Purchaser.......................................................................... 44
6.04        No Solicitation..................................................................................... 45
6.05        Conduct of Business................................................................................. 46
6.06        Employee Matters.................................................................................... 47
6.07        Certain Restrictions................................................................................ 47
6.08        Preparation of the Proxy Statement; COPI Shareholders Meeting....................................... 48
6.09        Delivery of Books and Records, etc.; Removal of Property............................................ 49
6.10        Notice and Cure..................................................................................... 50
6.11        Resignations........................................................................................ 50
6.12        Fulfillment of Conditions........................................................................... 50
6.13        COPI Colorado Distributions......................................................................... 50

ARTICLE VII COVENANTS OF PURCHASER.............................................................................. 51

7.01        Regulatory and Other Approvals...................................................................... 51
7.02        HSR Filings......................................................................................... 51
7.03        Notice and Cure..................................................................................... 51
7.04        Fulfillment of Conditions........................................................................... 52

ARTICLE VIII CONDITIONS TO OBLIGATIONS OF PURCHASER............................................................. 52

8.01        Representations and Warranties...................................................................... 52
8.02        Performance......................................................................................... 52
8.03        Officers' Certificates.............................................................................. 52
8.04        Orders and Laws..................................................................................... 53
8.05        COPI Shareholder Approval........................................................................... 53
8.06        Amendments to Amended and Restated Certificate of Incorporation of COPI............................. 53
8.07        Regulatory Consents and Approvals................................................................... 53
8.08        Third Party Consents................................................................................ 53
8.09        Termination Agreement............................................................................... 54
8.10        Securities Purchase Agreement....................................................................... 54
8.11        Taxable REIT Subsidiary Status...................................................................... 54
8.12        Opinions of Counsel................................................................................. 54
8.13        Crescent REIT Fairness Opinion...................................................................... 54
8.14        Assignment, Assumption and Amendment of Leases...................................................... 54
8.15        Mutual Release...................................................................................... 55
8.16        Deliveries Related to Purchase of Assets............................................................ 55
8.17        Deliveries Related to Purchase of Stock............................................................. 55
8.18        No Material Adverse Change.......................................................................... 55

ARTICLE IX CONDITIONS TO OBLIGATIONS OF THE SELLER.............................................................. 55

9.01        Representations and Warranties...................................................................... 55
9.02        Performance......................................................................................... 56

9.03        Officers' Certificates.............................................................................. 56
9.04        COPI Shareholder Approval........................................................................... 56
9.05        Orders and Laws..................................................................................... 56
9.06        Regulatory Consents and Approvals................................................................... 56
9.07        Third Party Consents................................................................................ 57
9.08        Termination Agreement............................................................................... 57
9.09        Securities Purchase Agreement....................................................................... 57
9.10        License to Use Purchaser Marks and Designs.......................................................... 57
9.11        Cancelled Indebtedness.............................................................................. 57
9.12        COPI Lease Guarantees............................................................................... 57
9.13        Opinion of Counsel.................................................................................. 57
9.14        COPI Fairness Opinion............................................................................... 57
9.15        Mutual Release...................................................................................... 57
9.16        Deliveries.......................................................................................... 58

ARTICLE X TAX MATTERS AND POST-CLOSING TAXES.................................................................... 58

10.01       Returns to be Prepared and Filed by the Sellers..................................................... 58
10.02       Returns to be Prepared and Filed by the Purchaser................................................... 58
10.03       Purchaser Responsibility for Decontrolled Entity and Decontrolled Entity Subsidiary
            Tax Payments After Closing.......................................................................... 59
10.04       COPI and COPI Colorado Reimbursement Obligation for Certain Tax Payments............................ 59
10.05       Allocation of Taxes to Pre-Closing Straddle Period.................................................. 59
10.06       Tax Sharing Agreements Terminated................................................................... 59
10.07       Amendment of Tax Returns for Pre-Closing Periods.................................................... 60
10.08       Audits.............................................................................................. 60
10.09       Retention of Carryovers............................................................................. 60
10.10       Post-Closing Transactions........................................................................... 60
10.11       COPI TRS Election................................................................................... 60

ARTICLE XI SURVIVAL OF REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS.................................... 61

11.01       Survival of Representations, Warranties, Covenants and Agreements................................... 61

ARTICLE XII INDEMNIFICATION..................................................................................... 61

12.01       Indemnification..................................................................................... 61
12.02       Exclusivity......................................................................................... 63

ARTICLE XIII TERMINATION........................................................................................ 63

13.01       Termination......................................................................................... 63
13.02       Effect of Termination............................................................................... 64

ARTICLE XIV MISCELLANEOUS....................................................................................... 66

14.01       Notices............................................................................................. 66
14.02       Bulk Sales Act...................................................................................... 67
14.03       Entire Agreement.................................................................................... 67
14.04       Expenses............................................................................................ 67

14.05       Public Announcements................................................................................ 68
14.06       Confidentiality..................................................................................... 68
14.07       Waiver.............................................................................................. 68
14.08       Amendment........................................................................................... 69
14.09       No Third Party Beneficiary.......................................................................... 69
14.10       No Assignment; Binding Effect....................................................................... 69
14.11       Headings............................................................................................ 69
14.12       Invalid Provisions.................................................................................. 69
14.13       Governing Law....................................................................................... 70
14.14       Counterparts........................................................................................ 70




                                    EXHIBITS

         EXHIBIT A     General Assignment and Bill of Sale
         EXHIBIT B     Assignment, Assumption and Amendment of Lease
         EXHIBIT C     Assumption Agreement
         EXHIBIT D     Officer's Certificate of Seller
         EXHIBIT E     Secretary's Certificate of Seller
         EXHIBIT F     Termination Agreement
         EXHIBIT G-1   Opinion of Thompson & Knight L.L.P., Counsel to Sellers
         EXHIBIT G-2   Opinion of Robinson & Bowden L.L.P., Counsel to Sellers
         EXHIBIT H     Mutual Release
         EXHIBIT I     Officer's Certificate of Purchaser
         EXHIBIT J     Secretary's Certificate of Purchaser
         EXHIBIT K     Opinion of Counsel of Purchaser




                                     ANNEXES


         ANNEX A       Canyon Ranch - Tucson Assets
         ANNEX B       Allocation of Purchase Price
         ANNEX C       Form of Estimated COPI Cash Worksheet
         ANNEX D       Purchaser Loan Documents

         This AGREEMENT FOR THE PURCHASE AND SALE OF ASSETS AND STOCK dated as of June 28, 2001 is made and entered into by and among CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP, a Delaware limited partnership ("Purchaser"), CRESCENT OPERATING, INC., a Delaware corporation ("COPI"), ROSESTAR MANAGEMENT LLC, a Texas limited liability company, CANYON RANCH LEASING, L.L.C., an Arizona limited liability company, WINE COUNTRY HOTEL, LLC d/b/a VINTAGE RESORTS, LLC, a Delaware limited liability company, ROSESTAR SOUTHWEST, LLC, a Texas limited liability company, and COI HOTEL GROUP, INC., a Texas corporation, all of which are direct or indirect wholly owned subsidiaries of COPI (the "Selling Subsidiaries"), and COPI Colorado, LP, a Delaware limited partnership, in which COPI owns a 60% general partner interest ("COPI Colorado," and collectively with COPI and the Selling Subsidiaries, the "Sellers," and each individually, a "Seller"). Capitalized terms not otherwise defined herein have the respective meanings set forth in Section 1.01.


         WHEREAS, COPI and COPI Colorado are the owners of shares of voting common stock in various corporations which operate, directly or indirectly, residential land development, hospitality or other businesses (the "Decontrolled Business");


         WHEREAS, the Selling Subsidiaries are the lessees under certain lease agreements for various hotel properties (the "Hospitality Business," and together with the Decontrolled Business, the "Business");


         WHEREAS, COPI and COPI Colorado desire to sell, transfer and assign to Purchaser, and Purchaser desires to purchase and acquire from COPI and COPI Colorado, all of their shares of voting common stock of the corporations which operate the Decontrolled Business, all on terms set forth herein; and


         WHEREAS, the Selling Subsidiaries desire to sell, transfer and assign to Purchaser, and Purchaser desires to purchase and acquire from the Selling Subsidiaries, the assets of the Selling Subsidiaries relating to the operation of the Hospitality Business, and in connection therewith, Purchaser has agreed to assume certain of the liabilities of the Selling Subsidiaries relating to the Hospitality Business, all on the terms set forth herein.


         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

1.01     Defined Terms.


         As used in this Agreement, the following defined terms have the meanings indicated below. The meanings of other defined terms are set forth elsewhere in this Agreement.

          "Actions or Proceedings" means any action, suit, proceeding, arbitration or Governmental or Regulatory Authority investigation or audit.


         "Affiliate" means any Person that directly, or indirectly through one of more intermediaries, controls or is controlled by or is under common control with the Person specified. For purposes of this definition, control of a Person means the power, direct or indirect, to direct or cause the direction of the management and policies of such Person whether by Contract or otherwise. In addition, any Person owning ten percent (10%) or more of the voting securities of another Person shall be deemed to control that Person.


         "Agreement" means this Agreement for the Purchase and Sale of Assets and Stock, dated as of June 28, 2001, together with the Exhibits, the Disclosure Schedule and the Schedules hereto and the certificates delivered in accordance with Sections 8.03 and 9.03, as any or all of the same shall be amended from time to time.


         "Assets and Properties" of any Person means all assets and properties of every kind, nature, character and description (whether real, personal or mixed, whether tangible or intangible, whether absolute, accrued, contingent, fixed or otherwise and wherever situated), including the goodwill related thereto, operated, owned or leased by such Person, including without limitation cash, cash equivalents, Investment Assets, accounts and notes receivable, chattel paper, documents, instruments, general intangibles, real estate, equipment, inventory, goods and Intellectual Property.


          "Associate" means, with respect to any Person, any corporation or other business organization of which such Person is an officer or partner or is the beneficial owner, directly or indirectly, of ten percent (10%) or more of any class of equity securities, any trust or estate in which such Person has a substantial beneficial interest or as to which such Person serves as a trustee or in a similar capacity and any relative or spouse of such Person, or any relative of such spouse, who has the same home as such Person.


          "Benefit Plans" means any Plan established by any Decontrolled Entity or WOCOI Subsidiary, or any predecessor or Affiliate of any Decontrolled Entity or WOCOI Subsidiary, existing at the Closing Date or prior thereto, to which any Decontrolled Entity or WOCOI Subsidiary contributes or has contributed on behalf of any Decontrolled Business Employee, former Decontrolled Business Employee or director of any Decontrolled Entity or WOCOI Subsidiary, or under which any Decontrolled Business Employee, former Decontrolled Business Employee or director of any Decontrolled Entity or WOCOI Subsidiary or any beneficiary thereof is covered, is eligible for coverage or has benefit rights.


         "Books and Records" of any Person means all files, documents, instruments, papers, books and records relating to the business, operations and condition of such Person, including without limitation financial statements, Tax Returns and related work papers and letters from accountants, budgets, pricing guidelines, ledgers, journals, deeds, title policies, minute books, stock certificates and books, stock transfer ledgers, Contracts, Licenses, customer lists, computer files and programs, retrieval programs, operating data and plans and environmental studies and plans.

         "Business Combination" means with respect to any Person (i) any merger, consolidation or combination to which such Person is a party, (ii) any sale, dividend, split or other disposition of capital stock or other equity interests of such Person or (iii) any sale, dividend or other disposition of all or substantially all of the Assets and Properties of such Person.


         "Business Day" means a day other than Saturday, Sunday or any day on which banks located in the State of Texas are authorized or obligated to close.


         "Closing Date" means (i) the second Business Day after the day on which the last of the consents, approvals, actions, filings, notices or waiting periods described in or related to the filings described in Sections 8.04 through 8.08 and Sections 9.04 through 9.07 has been obtained, made or given or has expired, as applicable, or (ii) such other date as Purchaser and each Seller mutually agree upon in writing.


         "Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.


         "Condition" means, with respect to any Person, the business, condition (financial or otherwise), results of operations, Assets and Properties and prospects of such Person.


         "Contract" means any agreement, lease, license, evidence of Indebtedness, mortgage, indenture, security agreement or other contract (whether written or oral).


         "COPI Lease Guarantees" means (i) the Master Guaranty effective December 31, 1998, by COPI for the benefit of Purchaser, Crescent Real Estate Funding II, L.P., and Crescent Real Estate Funding VI, L.P., (ii) the Guaranty of Lease effective December 19, 1997, by COPI for the benefit of Purchaser,
(iii) the Amended and Restated Guaranty of Lease effective December 31, 1998, by COPI for the benefit of Purchaser, and (iv) the Guaranty of Lease dated June 15, 1999, by COPI for the benefit of Crescent Real Estate Funding III, L.P.


         "Crescent Machinery" means Crescent Machinery Company, L.P., a Delaware limited partnership.


         "Decontrolled Business Employee" means each employee, officer or consultant of any Decontrolled Entity or WOCOI Subsidiary engaged primarily in the conduct of the Decontrolled Business.


          "Defined Benefit Plan" means each Benefit Plan which is subject to
Part 3 of Title I of ERISA, Section 412 of the Code or Title IV of ERISA.


         "Equity Rights" means, with respect to any entity, any options, warrants, calls, rights of conversion or exchange, or agreements, arrangements, commitments or undertakings of any kind (whether or not in writing) to which the entity is either a party or is bound, obligating the entity (with or without consideration and whether or not presently exercisable or convertible) to issue, deliver or sell, or cause to be issued, delivered or sold, shares of capital stock of such entity or obligating such entity to issue, grant, extend or enter into any such option, warrant, call, right of conversion or exchange, or agreement, arrangement, commitment or undertaking.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.


         "ERISA Affiliate" means any Person who is in the same controlled group of corporations or who is under common control with Seller (within the meaning of Section 414 of the Code).


         "Exchange Act" means the Securities Exchange Act of 1934, as amended.


         "GAAP" means United States generally accepted accounting principles, consistently applied throughout the specified period and in the immediately prior comparable period.


         "Governmental or Regulatory Authority" means any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision.


         "HSR Act" means Section 7A of the Clayton Act (Title II of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended) and the rules and regulations promulgated thereunder.


         "Indebtedness" of any Person means all obligations of such Person (i) for borrowed money, (ii) evidenced by notes, bonds, debentures or similar instruments, (iii) for the deferred purchase price of goods or services (other than trade payables or accruals incurred in the ordinary course of business and due within 30 days after the date on which incurred), (iv) under capital leases and (v) in the nature of guarantees of the obligations described in clauses (i) through (iv) above of any other Person.


         "Intellectual Property" means all patents and patent rights, trademarks and trademark rights, trade names and trade name rights, service marks and service mark rights, service names and service name rights, brand names, inventions, processes, formulae, copyrights and copyright rights, trade dress, business and product names, logos, slogans, trade secrets, industrial models, processes, designs, methodologies, computer programs (including all source codes) and related documentation, technical information, manufacturing, engineering and technical drawings, know-how and all pending applications for and registrations of patents, trademarks, service marks and copyrights.


         "Investment Assets" means all debentures, notes and other evidences of Indebtedness, stocks, securities (including rights to purchase and securities convertible into or exchangeable for other securities), interests in joint ventures and general and limited partnerships, mortgage loans and other investment or portfolio assets owned of record or beneficially by Seller (other than trade receivables generated in the ordinary course of business of the Seller).


         "IRS" means the United States Internal Revenue Service.


         "Knowledge" or "Known" means, with respect to any entity, the knowledge, after due inquiry, of any officer, director or employee of such entity, or any officer or director of the managing member or general partner of such entity.

         "Laws" means any and all laws, statutes, rules, regulations, ordinances and other pronouncements having the effect of law of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision or of any Governmental or Regulatory Authority.


         "Liabilities" means all Indebtedness, obligations and other liabilities of a Person (whether absolute, accrued, contingent, fixed or otherwise, whether known or unknown, or whether due or to become due).


         "Licenses" means all licenses, permits, certificates of authority, authorizations, approvals, registrations, franchises and similar consents granted or issued by any Governmental or Regulatory Authority.


         "Liens" means any mortgage, pledge, assessment, security interest, lease, lien, adverse claim, levy, charge or other encumbrance of any kind, or any conditional sale Contract, title retention Contract or other Contract to give any of the foregoing.


         "Loss" of "Losses" means any and all damages, liabilities, fines, fees, penalties, deficiencies, losses and expenses (including without limitation interest, court costs, fees of attorneys, accountants and other experts or other expenses of, relating to or arising from, (i) litigation, (ii) other proceedings or (iii) any claim, default or assessment).


         "Operative Agreements" means, collectively, the General Assignments and Bills of Sale (in substantially the form of Exhibit A), the Assignments, Assumptions and Amendments of Lease (in substantially the form of Exhibit B) and the other Assignment Instruments, the Assumption Agreement (in substantially the form of Exhibit C) and the other Assumption Instruments, the Securities Purchase Agreement, the Termination Agreement (in substantially the form of Exhibit F), the Mutual Release (in substantially the form of Exhibit H), all documents evidencing cancellation and extinguishment of the COPI Lease Guarantees and the Cancelled Indebtedness and any other agreements to be entered into in connection with the transaction.


         "Order" means any writ, judgment, decree, injunction or similar order of any Governmental or Regulatory Authority (in each such case whether preliminary or final).


         "PBGC" means the Pension Benefit Guaranty Corporation established under ERISA.


         "Pension Benefit Plan" means each Benefit Plan which is a pension benefit plan within the meaning of Section 3(2) of ERISA.


         "Permitted Lien" means (i) any Lien for Taxes not yet due or delinquent or Taxes being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (ii) any statutory Lien arising in the ordinary course of business by operation of Law with respect to a Liability that is not yet due or delinquent and (iii) any minor imperfection of title or similar Lien which individually or in the aggregate with other such Liens does not materially impair the value of the property subject to such Lien or the use of such property in the conduct of the Business.

         "Person" means any natural person, corporation, general partnership, limited partnership, limited liability company, proprietorship, other business organization, trust, union, association or Governmental or Regulatory Authority.


         "Plan" means any bonus, incentive compensation, deferred compensation, pension, profit sharing, retirement, stock purchase, stock option, stock ownership, stock appreciation rights, phantom stock, leave of absence, layoff, vacation, day or dependent care, legal services, cafeteria, life, health, accident, disability, workmen's compensation or other insurance, severance, separation or other employee benefit plan, practice, policy or arrangement of any kind, whether written or oral, including, but not limited to, any "employee benefit plan" within the meaning of Section 3(3) of ERISA.


         "Qualified Plan" means each Benefit Plan which is intended to qualify under Section 4.01 of the Code.


         "Representatives" means, for any Person, their officers, directors, employees, agents, counsel, accountants, financial advisors, consultants and other representatives.


         "Securities Purchase Agreement" means the Securities Purchase Agreement dated as of the date hereof among SunTX CMLP, Inc., CRE Equipment Holdings, LLC, COPI and Crescent Machinery.


         "Securities Act" means the Securities Act of 1933, as amended.


         "Subsidiary" means, with respect to any Person, any corporation, partnership, limited liability company, joint venture, trust or other legal entity of which such Person owns (either directly or indirectly) either (i) a general partner, managing member or other similar interest, or (ii) 50% or more of the outstanding voting capital stock of any such corporation.


         "Subject Defined Benefit Plan" means each Defined Benefit Plan listed and described in Section 3.22 of the Disclosure Schedule.


         "Tax" (including, with correlative meaning, the terms "Taxes" and "Taxable") shall mean all forms of taxation, whenever created or imposed, whether imposed by a local, municipal, state, foreign, federal or other governmental body or authority, and, without limiting the generality of the foregoing, shall include income, gross receipts, ad valorem, excise, value-added, sales, use, amusement, transfer, franchise, license, stamp, occupation, withholding, employment, payroll, property, unclaimed property, escheat and other taxes, together with any interest, penalty, addition to tax or additional amount imposed by any Taxing Authority.


         "Taxable Period" shall mean any taxable year or any other period that is treated as a taxable year with respect to which any Tax may be imposed under any applicable statute, rule or regulation.


         "Taxing Authority" means any Governmental or Regulatory Authority responsible for the imposition of any Tax.

         "Tax Return" shall mean any return, report, statement, information statement and the like filed or required to be filed with any Taxing Authority, including any amendment thereof.


         "Termination Agreement" means the Termination Agreement to be entered into by and between Purchaser and COPI, in substantially the form of Exhibit F, which shall, among other things, terminate the Intercompany Agreement dated as of June 3, 1997 between Purchaser and COPI.

1.02     Cross References.


         Each of the following terms shall have the meaning assigned thereto in the Section of this Agreement set forth opposite such term:


         Term                                                                                                 Section
         ----                                                                                                 -------

Adjusted Purchase Price..............................................................................         2.04(c)
Assets...............................................................................................         2.01(a)
Assignment Instruments...............................................................................            2.05
Assignment and Amendment of Leases...................................................................            2.05
Assumed Liabilities..................................................................................         2.02(a)
Assumption Agreement.................................................................................            2.05
Assumption Instruments...............................................................................            2.05
Break-Up Expenses....................................................................................        13.02(f)
Break-Up Expenses Tax Opinion........................................................................        13.02(f)
Break-Up Fee.........................................................................................        13.02(e)
Break-Up Fee Tax Opinion.............................................................................        13.02(e)
Business.............................................................................................        Forepart
Business Contracts...................................................................................     2.01(a)(ii)
Business License.....................................................................................    2.01(a)(iii)
Cancelled Indebtedness...............................................................................            2.05
CDMC.................................................................................................         2.03(b)
CDMC Voting Common Stock.............................................................................         2.03(b)
Closing..............................................................................................            2.04
COPI Fairness Opinion................................................................................            3.34
COPI Financial Statement Date........................................................................         3.17(a)
COPI Group...........................................................................................         3.19(h)
COPI Shareholder Approvals...........................................................................            3.03
COPI SEC Documents...................................................................................         3.17(a)
CR License...........................................................................................     2.03(a)(ii)
CR License Membership Interest.......................................................................     2.03(a)(ii)
CRE Diversified......................................................................................     2.03(a)(vi)
CRE Diversified Voting Common Stock..................................................................     2.03(a)(vi)
CRL..................................................................................................      2.03(a)(i)
CRL Voting Common Stock..............................................................................      2.03(a)(i)
Crescent REIT........................................................................................            8.13
Decontrolled Business................................................................................        Forepart
Decontrolled Entity..................................................................................         2.03(c)

Decontrolled Entity Subsidiary.......................................................................            3.12
Decontrolled Group...................................................................................         3.19(a)
Disclosure Schedule..................................................................................     Article III
DMDC.................................................................................................      2.03(a)(v)
DMDC Voting Common Stock.............................................................................      2.03(a)(v)
Estimated COPI Cash Worksheet........................................................................         2.04(c)
Excluded Assets......................................................................................         2.01(b)
Excluded Liabilities.................................................................................         2.02(b)
Final COPI Cash Worksheet............................................................................      2.04(d)(i)
Hospitality Business.................................................................................        Forepart
Hotel Properties.....................................................................................      2.01(a)(i)
Hotel Property Leases................................................................................      2.01(a)(i)
Indemnified Party....................................................................................        12.01(c)
Indemnifying Party...................................................................................        12.01(c)
Initial Purchase Price...............................................................................         2.04(a)
Maximum Amount.......................................................................................        13.02(f)
Other Assets.........................................................................................         2.01(a)
Post-Closing Returns.................................................................................           10.02
Pre-Closing Period...................................................................................           10.01
Pre-Closing Returns..................................................................................           10.01
Pre-Closing Straddle Period..........................................................................           10.03
Proxy Statement......................................................................................         6.08(a)
Purchaser............................................................................................        Forepart
Purchaser Loan Documents.............................................................................         2.05(b)
Qualifying Income....................................................................................        13.02(e)
Real Property Leases.................................................................................         3.23(a)
REIT Requirements....................................................................................        13.02(e)
Seller...............................................................................................        Forepart
Selling Subsidiaries.................................................................................        Forepart
Stock................................................................................................         2.03(c)
Straddle Period......................................................................................           10.02
Straddle Returns.....................................................................................           10.02
TRS..................................................................................................            8.11
TWLC.................................................................................................     2.03(a)(iv)
TWLC Voting Common Stock.............................................................................     2.03(a)(iv)
WOCOI................................................................................................    2.03(a)(iii)
WOCOI Common Stock...................................................................................    2.03(a)(iii)
WOCOI Subsidiary.....................................................................................         3.13(a)

1.03     Usage.


         Unless the context of this Agreement otherwise requires, (i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms "hereof," "herein," "hereby" and derivative or similar words refer to this entire Agreement; (iv) the terms "Article" or "Section" refer to the specified Article or Section of this Agreement; and (v) the phrases "ordinary course of business" and "ordinary course of business consistent with past practice" refer to the business and practice of Seller in connection with the Business. Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified. All accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP.


                                   ARTICLE II

                        SALE OF ASSETS AND STOCK; CLOSING

2.01     Assets.

         (a) Assets Transferred. On the terms and subject to the conditions set forth in this Agreement, each Selling Subsidiary will sell, transfer, convey, assign and deliver to Purchaser, and Purchaser will purchase and pay for, at the Closing, free and clear of all Liens, other than Permitted Liens, all of the Subsidiary's right, title and interest in, to and under the following Assets and Properties of the Selling Subsidiary used or held for use in connection with the Hospitality Business, except as otherwise provided in Section 2.01(b), as the same shall exist on the Closing Date (collectively, the "Assets"):

                  (i) Hotel Property Leases. The leases and subleases of real property described in Section 2.01(a)(i) of the Disclosure Schedule (the "Hotel Properties") as to which the Selling Subsidiary is the lessee or sublessee, together with any options to purchase the underlying property and leasehold improvements thereon, and in each case all other rights, subleases, licenses, permits, deposits and profits appurtenant to or related to such leases and subleases ("Hotel Property Leases");

                  (ii) Business Contracts. All Contracts (other than the Hotel Property Leases) to which the Selling Subsidiary is a party and which are utilized in the conduct of the Hospitality Business, including without limitation Contracts relating to property and asset management (the "Business Contracts");

                  (iii) Licenses. All Licenses (including applications therefor) utilized in the conduct of the Hospitality Business, including but not limited to the Licenses listed in Section 2.01(a)(iii) of the Disclosure Schedule (the "Business Licenses");

                  (iv) Books and Records. All Books and Records used or held for use in the conduct of the Hospitality Business or otherwise relating to the Assets, other than the minute books, stock or membership interest transfer books and seal of the Selling Subsidiary;

                  (v) Canyon Ranch - Tucson Assets. With respect to Canyon Ranch Leasing, L.L.C. only, the assets listed on Annex A, which are utilized in connection with the Hospitality Business at Canyon Ranch - Tucson as of the Closing Date;

                  (vi) Cash. Cash, commercial paper, certificates of deposit and other bank deposits, treasury bills and other cash equivalents;

                  (vii) Litigation Claims. Any rights (including indemnification), claims and recoveries under litigation of the Selling Subsidiary against third parties arising out of or relating to events prior to the Closing Date;

                  (viii) Intellectual Property. All Intellectual Property used or held for use by the Selling Subsidiary in the operation of the Hospitality Business (including the Selling Subsidiary's goodwill therein); and

                  (ix) Other Assets and Properties. All other Assets and Properties of the Selling Subsidiary used or held for use in connection with the Business except as otherwise provided in Section 2.01(b) (the "Other Assets").

         (b) Excluded Assets. Notwithstanding anything in this Agreement to the contrary, the following Assets and Properties of each Selling Subsidiary (the "Excluded Assets") shall be excluded from and shall not constitute Assets:

                  (i) Insurance. Life insurance policies of officers and other employees of the Selling Subsidiary and all other insurance policies relating to the Assets and operation of the Hospitality Business, and all refunds or credits, if any, with respect to such insurance;

                  (ii) Tax Refunds. All refunds or credits, if any, of Taxes due to or from the Selling Subsidiary;

                  (iii) Corporate or Limited Liability Company Records. The minute books, stock or membership interest transfer books and seal of the Selling Subsidiary; and

                  (iv) the Selling Subsidiary's rights under this Agreement.

2.02     Liabilities.

         (a) Assumed Liabilities. In connection with the sale, transfer, conveyance, assignment and delivery of the Assets pursuant to this Agreement, on the terms and subject to the conditions set forth in this Agreement, at the Closing, except for the Excluded Liabilities listed in Section 2.02(b) below, Purchaser will assume and agree to pay, perform and discharge when due any and all obligations of each Selling Subsidiary arising in connection with the operation of the Hospitality Business, as the same shall exist on the Closing Date (the "Assumed Liabilities"), including, but not limited to,:

                  (i) Hotel Property Lease Obligations. All obligations of the Selling Subsidiary under the Hotel Property Leases; and

                  (ii) Obligations under Contracts and Licenses. All obligations of the Selling Subsidiary under the Business Contracts and Business Licenses.

         (b) Excluded Liabilities. Notwithstanding the foregoing, Purchaser shall not assume by virtue of this Agreement or the transactions contemplated hereby, and shall have no liability for, the following Liabilities of the Selling Subsidiaries (the "Excluded Liabilities"):

                  (i) Tax Obligations. All liabilities and obligations with respect to the payment of Taxes arising on or after the Closing Date; and

                  (ii) Covered Obligations. All liabilities and obligations known as of the Closing Date to the extent that such liabilities and obligations are covered by Selling Subsidiaries' insurance (the amount of any such liability or obligation ultimately exceeding such insurance coverage shall not be deemed an Excluded Liability).

2.03     Stock.

         (a) On the terms and subject to the conditions set forth in this Agreement, COPI will sell, transfer, convey, assign and deliver to Purchaser, and Purchaser will purchase and pay for, at the Closing, free and clear of all
Liens:

                  (i) 500 shares of voting common stock ("CRL Voting Common Stock"), $.01 par value, of CRL Investments, Inc., a Texas corporation ("CRL"), representing 100% of the issued and outstanding voting capital stock and 5% of the issued and outstanding capital stock of CRL;

                  (ii) a 1.5% membership interest ("CR License Membership Interest") in CR License LLC, an Arizona limited liability company ("CR License");

                  (iii) 100 shares of common stock ("WOCOI Common Stock"), $.01 par value, of WOCOI Investment Company, a Texas corporation ("WOCOI"), representing 100% of the issued and outstanding capital stock of WOCOI;

                  (iv) 500 shares of voting common stock ("TWLC Voting Common Stock"), $.01 par value, of The Woodlands Land Company, Inc., a Texas corporation ("TWLC"), representing 100% of the issued and outstanding voting capital stock and 5% of the issued and outstanding capital stock of TWLC;

                  (v) 50 shares of voting common stock ("DMDC Voting Common Stock"), $.01 par value, of Desert Mountain Development Corporation, a Delaware corporation ("DMDC"), representing 100% of the issued and outstanding voting capital stock and 5% of the issued and outstanding capital stock of DMDC; and

                  (vi) 10 shares of voting common stock ("CRE Diversified Voting Common Stock"), $.01 par value, of CRE Diversified Holdings, Inc., a Delaware corporation ("CRE Diversified"), representing 100% of the issued and outstanding voting capital stock and 1% of the issued and outstanding capital stock of CRE Diversified.

         (b) On the terms and subject to the conditions set forth in this Agreement, COPI Colorado will sell, transfer, convey, assign and deliver to Purchaser, and Purchaser will purchase and pay for, at the Closing, free and clear of all Liens, 2,000 shares of voting common stock ("CDMC Voting Common Stock"), $.01 par value, of Crescent Development Management Corp., a Delaware corporation ("CDMC"), representing 100% of the issued and outstanding voting capital stock and 10% of the issued and outstanding capital stock of CDMC.

         (c) The shares of CRL Voting Common Stock, WOCOI Common Stock, TWLC Voting Common Stock, DMDC Voting Common Stock, the CRE Diversified Voting Common Stock and CDMC Voting Common Stock, and the CR License Membership Interest to be purchased by Purchaser pursuant to paragraphs (a) and (b) above are collectively referred hereto as the "Stock". CRL, CR License, WOCOI, TWLC, DMDC, CRE Diversified and CDMC are collectively referred hereto as the "Decontrolled Entities".

2.04     Purchase Price; Allocation; Adjustment.

         (a) Initial Purchase Price. The aggregate initial purchase price for the Assets and Stock is $78,436,000 (the "Initial Purchase Price") (subject to adjustment as provided in paragraph (c) below), payable at the Closing in the manner provided in Section 2.05.

         (b) Allocation of Initial Purchase Price.

                  (i) Annex B sets forth the allocation of the Initial Purchase Price to be paid by Purchaser for the Assets and Stock, as agreed upon by the Purchaser and the Sellers. All adjustments to the Initial Purchase Price pursuant to Section 2.04(c) hereof shall be allocated among the Hotel Property Leases as the Purchaser and the Sellers shall negotiate in good faith.

                  (ii) Each party hereto agrees (i) that the allocation shall be consistent with the requirements of Section 1060 of the Code and the regulations thereunder, (ii) to complete jointly and to file separately Form 8594 with its Federal income Tax Return consistent with such allocation for the tax year in which the Closing Date occurs and (iii) that no party will take a position on any income, transfer or gains Tax Return, before any Governmental or Regulatory Authority charged with the collection of any such Tax or in any judicial proceeding, that is in any manner inconsistent with the terms of any such allocation without the consent of the other party.

         (c) Pre-Closing Adjustment of Initial Purchase Price.


         No later than ten (10) days prior to the Closing Date, COPI shall cause to be delivered to Purchaser a cash worksheet of COPI (the "Estimated COPI Cash Worksheet") estimating the net position of COPI as of the Closing Date (after giving effect to the transactions and payments specified therein), which shall be prepared on the same basis as the estimated cash worksheet attached hereto as Annex C.

         The Initial Purchase Price to be paid at Closing shall be adjusted as set forth below (the "Adjusted Purchase Price"). The Initial Purchase Price shall be:

                  (i) reduced by the "Payment of hotel base rent" line item on the Estimated COPI Cash Worksheet;

                  (ii) reduced by the "Payment of percentage rent" line item on the Estimated COPI Cash Worksheet; and

                  (iii) increased by the "Working capital overage for hotels" line item on the Estimated Cash Worksheet or or decreased by the negative amount of "Working capital overage for hotels" line item on the Estimated Cash Worksheet.

         (d) Post-Closing Adjustment of Adjusted Purchase Price.

                  (i) Within forty-five (45) days after the Closing, COPI shall cause to be delivered to the Purchaser a final cash worksheet of COPI setting forth the net position of COPI as of the Closing Date (the "Final COPI Cash Worksheet"), which shall be prepared on the same basis as the Estimated COPI Cash Worksheet, except as indicated in the notes to the estimated cash worksheet attached hereto as Annex C. Purchaser and their Representatives shall have the right to inspect the Books and Records used to prepare the Estimated COPI Cash Worksheet and the Final COPI Cash Worksheet. If Purchaser disagrees in any respect with the Final COPI Cash Worksheet, Purchaser shall notify COPI within ten (10) Business Days after receipt of the Final COPI Cash Worksheet specifying the areas of disagreement. If COPI and Purchaser are unable to resolve all such disagreements within a ten (10) Business Day period, the dispute shall be resolved by COPI's and the Purchaser's respective accounting firms within ten (10) Business Days thereafter. If such accounting firms cannot agree within such ten (10) Business Day period, COPI and Purchaser shall advise each other in writing of their position with respect to the line items listed on the Final COPI Cash Worksheet, and the dispute shall be resolved by an independent accounting firm mutually selected by COPI and Purchaser. The determination of the independent accounting firm shall be made as promptly as practicable and shall be binding and conclusive on the parties hereto for all purposes. Each party shall be responsible for the expenses of their respective accountants. The party whose written position on the Final COPI Cash Worksheet deviates in the greatest degree, in the opinion of the independent accounting firm, from the determination made by the independent accounting firm shall pay all expenses relating to the engagement of the independent accounting firm.

                  (ii) After Closing, Purchaser shall provide reasonable access to COPI, the Selling Subsidiaries and their Representatives to the Books and Records necessary for purposes of permitting COPI and the Selling Subsidiaries to pay those liabilities of COPI and the Selling Subsidiaries that are not Assumed Liabilities.

                  (iii) If the "Estimated net position at closing" line item on the Final COPI Cash Worksheet is less than the "Estimated net position at closing" line item on the Estimated COPI Cash Worksheet, then Purchaser shall pay to COPI in cash within ten (10) business days following the date of confirmation of the line items listed on the Final COPI Cash

         Worksheet delivered pursuant to this Section (d)(i), an amount equal to such difference. Any payment pursuant to this Section 2.04(d)(iii) shall be by wire transfer of immediately available funds for credit to the recipient at such account or accounts at such bank or banks as shall be designated by recipient in writing.

2.05     Closing.

         (a) The Closing will take place at the offices of Shaw Pittman, 2300 N Street, N.W., Washington, DC 20037, or at such other place as Purchaser and the Sellers mutually agree, at 10:00 A.M. local time, on the Closing Date.

         (b) At Closing, the Adjusted Purchase Price will be paid as follows:
(i) to COPI Colorado, $11,000,000 in cash, (ii) to COPI, through cancellation and extinguishment of all outstanding indebtedness under the loan agreements and/or promissory notes listed on Annex D hereto (the "Purchaser Loan Documents"), in the order listed on Annex D hereto, and (ii) any remainder, to COPI in cash. If the Adjusted Purchase Price is not sufficient to repay all amounts outstanding under all of the Purchaser Loan Documents, the remaining Purchase Loan Documents shall be repaid at Closing in the manner provided under the Securities Purchase Agreement and the transactions contemplated thereby. At the Closing, Purchaser will deliver to COPI such documents as are necessary to evidence cancellation and extinguishment of amounts outstanding under the Purchaser Loan Documents; provided that such amounts shall not exceed the Adjusted Purchase Price (the "Cancelled Indebtedness"). Any cash required to be paid hereunder shall be paid by wire transfer of immediately available funds to such account as COPI Colorado or COPI, as the case may be, may reasonably direct by written notice delivered to Purchaser at least two (2) Business Days before the Closing Date.

         (c) Simultaneously with Purchaser's deliveries specified in Section 2.05(b) above, (i) each Selling Subsidiary will assign and transfer to Purchaser good and valid title in and to its Assets (free and clear of all Liens, other than Permitted Liens) by delivery of (A) a General Assignment and Bill of Sale substantially in the form of Exhibit A hereto (the "General Assignment Agreement"), duly executed by the Selling Subsidiary, (B) an Assignment, Assumption and Amendment of Lease substantially in the form of Exhibit B hereto (the "Assignment, Assumption and Amendment of Lease") and (C) such other good and sufficient instruments of conveyance, assignment and transfer, in form and substance reasonably acceptable to Purchaser's counsel, as shall be effective to vest in Purchaser good title to the Assets (the General Assignment Agreement, Assignment of Leases and the other instruments referred to in clause (C) being collectively referred to herein as the "Assignment Instruments"), (ii) each of COPI and COPI Colorado will deliver certificates representing the CRL Voting Common Stock, WOCOI Common Stock, TWLC Voting Common Stock, DMDC Voting Common Stock, CRE Diversified Voting Common Stock and CDMC Voting Common Stock, duly endorsed or accompanied by stock powers duly executed in blank and having all necessary transfer stamps attached thereto, (iii) the Purchaser and COPI will execute an amended operating agreement of CR License evidencing the Purchaser's purchase of CR License Membership Interests and admission to CR License as a member, and (iv) Purchaser will assume from each Selling Subsidiary the due payment, performance and discharge of the Assumed Liabilities by delivery of (A) the Assumption Agreement substantially in the form of Exhibit C hereto (the "Assumption Agreement"), duly executed by Purchaser, and (B) such other good and sufficient instruments of assumption, in form and substance reasonably acceptable to

Seller's counsel, as shall be effective to cause Purchaser to assume the Assumed Liabilities as and to the extent provided in Section 2.02(a) (the Assumption Agreement and such other instruments referred to in clause (B) being collectively referred to herein as the "Assumption Instruments"). At the Closing, there shall also be delivered to the Sellers and Purchaser the opinions, certificates and other contracts, documents and instruments required to be delivered under Article VIII and Article IX.

2.06     Further Assurances; Post-Closing Cooperation.

         (a) At any time or from time to time after the Closing, at Purchaser's request and without further consideration, each Seller shall execute and deliver to Purchaser such other instruments of sale, transfer, conveyance, assignment and confirmation, provide such materials and information and take such other actions as Purchaser may reasonably deem necessary or desirable in order more effectively to transfer, convey and assign to Purchaser, and to confirm Purchaser's title to, all of the Assets and Stock, and, to the full extent permitted by Law, to put Purchaser in actual possession and operating control of the Business and the Assets and Stock, and to assist Purchaser in exercising all rights with respect thereto, and otherwise to cause each Seller to fulfill its obligations under this Agreement and the Operative Agreements.

         (b) Following the Closing, each of the parties will afford to the other parties and its Representatives during normal business hours, access to the Books and Records relating to the Business and in its possession with respect to periods prior to the Closing and the right to make copies and extracts therefrom, to the extent that such access may be reasonably required by the Representatives in connection with (i) the preparation of Tax Returns, (ii) the determination or enforcement of rights and obligations under this Agreement,
(iii) compliance with the requirements of any Governmental or Regulatory Authority, (iv) the determination or enforcement of the rights and obligations of any Indemnified Party or (v) in connection with any actual or threatened Action or Proceeding. Further, each party to the Agreement agrees for a period extending six (6) years after the Closing Date not to destroy or otherwise dispose of any such Books and Records unless such party shall first offer in writing to surrender such Books and Records to the other party and such other party shall not agree in writing to take possession thereof during a period of ten (10) Business Days after such offer is made.

         (c) If, in order properly to prepare its Tax Returns, other documents or reports required to be filed with Governmental or Regulatory Authorities or its financial statements or to fulfill its obligations hereunder, it is necessary that a party hereto be furnished with additional information, documents or records relating to the Business not referred to in paragraph (c) above, and such information, documents or records are in the possession or control of the other party, such other party shall use its commercially reasonable efforts to furnish or make available such information, documents or records (or copies thereof) at the recipient's request, cost and expense. Any information obtained by any party hereto in accordance with this paragraph shall be held confidential by the requesting party in accordance with Section 14.06.

         (d) Notwithstanding anything to the contrary contained in this Section, if the parties are in an adversarial relationship in litigation or arbitration, the furnishing of information, documents or records in accordance with paragraphs (b) or (c) of this Section 2.06 shall be subject to applicable rules relating to discovery.

2.07     Third-Party Consents.


         To the extent that any Contract (including any Business Contract) or License (including any Business License) is not assignable without the consent of another party, this Agreement shall not constitute an assignment or an attempted assignment of such Contract or License if such assignment or attempted assignment would constitute a breach thereof. Each Seller and Purchaser shall use its commercially reasonable efforts to obtain the consent of such other party to the assignment of any such Contract or License to Purchaser in all cases in which such consent is or may be required for such assignment. If any such consent shall not be obtained, each Seller shall cooperate with Purchaser in any reasonable arrangement designed to provide for Purchaser the benefits intended to be assigned to Purchaser under the relevant Contract or License, including enforcement at the cost and for the account of Purchaser of any and all rights of Seller against the other party thereto arising out of the breach or cancellation thereof by such other party or otherwise. If and to the extent that such arrangement cannot be made, Purchaser shall have no obligation pursuant to Section 2.02 or otherwise with respect to any such Business Contract or Business License. Notwithstanding the foregoing, the provisions of this
Section 2.07 shall not affect the right of Purchaser not to consummate the transactions contemplated by this Agreement if any one or more conditions to its obligations hereunder, as set forth in Article VIII, have not been fulfilled.

                                  ARTICLE III

             REPRESENTATIONS AND WARRANTIES RELATING TO THE SALE OF
                      STOCK AND THE DECONTROLLED BUSINESS


         COPI, on behalf of itself, COPI Colorado and the Decontrolled Entities, and COPI Colorado, on behalf of itself and CDMC, hereby represent and warrant to Purchaser as follows, subject to qualification by the specific disclosures set forth in the written statement executed by each Seller and delivered to Parent contemporaneously with the execution of this Agreement (the "Disclosure Schedule"). The Disclosure Schedule shall be arranged in schedules corresponding to the numbered and lettered sections of this Agreement, and the disclosure in any schedule of the Disclosure Schedule shall only qualify the corresponding section of this Agreement.

3.01     Organization and Qualification of COPI.


         COPI is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware and has full corporate power and authority to conduct its business as and to the extent now conducted. COPI is duly qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction in which the nature of its business (including acting as general partner of COPI Colorado) makes such qualification or licensing necessary, except where the failure to be so qualified or licensed, individually or in the aggregate, would not have a material adverse effect on the Condition of COPI.

3.02     Organization and Qualification of COPI Colorado.


         COPI Colorado is a limited partnership duly organized, validly existing and in good standing under the Laws of the State of Delaware and has full power and authority to conduct its business as and to the extent now conducted. COPI Colorado is duly qualified or licensed to do business as a foreign limited partnership and is in good standing in each jurisdiction in which the nature of its business makes such qualification or licensing necessary, except where the failure to be so qualified or licensed, individually or in the aggregate, would not have a material adverse effect on the Condition of COPI Colorado.

3.03     COPI Authority.


         COPI has full corporate power and authority to execute and deliver this Agreement and the Operative Agreements to which it is a party, to perform its obligations hereunder and thereunder and, subject to the requisite shareholder approval of (i) this Agreement and the transactions contemplated hereby, (ii) the Securities Purchase Agreement and the transactions contemplated thereby,
(iii) the election of seven directors of COPI and (iv) the amendments to the Amended and Restated Certificate of Incorporation of COPI to increase the number of authorized shares of common stock of COPI and to amend the purpose of COPI (the "COPI Shareholder Approvals"), to consummate the transactions contemplated hereby and thereby, including without limitation to sell and transfer (pursuant to this Agreement) the Stock which it owns. The execution and delivery by COPI of this Agreement and the Operative Agreements to which it is a party, and the performance by COPI of its obligations hereunder and thereunder, have been duly and validly authorized by the Board of Directors of COPI and no other corporate action on the part of COPI or its stockholders (other than the COPI Stockholder Approvals) is necessary. This Agreement has been duly and validly executed and delivered by COPI and constitutes, and upon the execution and delivery by COPI of the Operative Agreements to which it is a party, such Operative Agreements will constitute, legal, valid and binding obligations of COPI enforceable against COPI in accordance with their terms. Complete and correct copies of the certificate of incorporation and bylaws of COPI, in each case as amended to the date of this Agreement, have been previously delivered or made available to Purchaser.

3.04     COPI Colorado Authority.


         COPI Colorado has full power and authority to execute and deliver this Agreement and the Operative Agreements to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby, including without limitation to sell and transfer (pursuant to this Agreement) the Stock which it owns. The execution and delivery by COPI Colorado of this Agreement and the Operative Agreements to which it is a party, and the performance by COPI Colorado of its obligations hereunder and thereunder, have been duly and validly authorized by COPI, as the sole general partner of COPI Colorado, no other action on the part of COPI Colorado or its partners being necessary. This Agreement has been duly and validly executed and delivered by COPI Colorado and constitutes, and upon the execution and delivery by COPI Colorado of the Operative Agreements to which it is a party, such Operative Agreements will constitute, legal, valid and binding obligations of COPI Colorado enforceable against COPI Colorado in accordance with their terms. Complete and correct copies of the certificate of limited partnership and limited partnership agreement of COPI Colorado, in each case as amended to the date of this Agreement, have been previously delivered or made available to Purchaser.

3.05     Ownership of CRL Voting Common Stock.


         The authorized capital stock of CRL consists of 500 shares of CRL Voting Common Stock and 9,500 shares of nonvoting common stock, $.01 par value. 500 shares of CRL Voting Common Stock, representing 100% of the issued and outstanding shares of CRL Voting Common Stock, are owned beneficially and of record by COPI free and clear of any Liens, other than Liens in favor of Purchaser. All of the issued and outstanding shares of CRL Voting Common Stock have been duly and validly issued, are fully paid and nonassessable, and are not subject to any preemptive rights. No Person (other than COPI, Purchaser or any of Purchaser's Affiliates or Associates) holds any Equity Rights in CRL. There are no voting trusts, stockholder agreements, proxies or other similar agreements in effect with respect to the voting or transfer of the CRL Voting Common Stock. There is no liability for dividends declared or accumulated but unpaid with respect to any shares of CRL Voting Common Stock. Complete and correct copies of the certificate of incorporation and bylaws of CRL, in each case as amended to the date of this Agreement, have been previously delivered or made available to Purchaser.

3.06     Ownership of CR License Membership Interests.


         Membership interests representing a 1.5% ownership interest in CR License are owned beneficially and of record by COPI free and clear of any Liens, other than Liens in favor of Purchaser.

3.07     Ownership of WOCOI Common Stock.


         The authorized capital stock of WOCOI consists of 1,000 shares of WOCOI Common Stock. 100 shares of WOCOI Common Stock, representing 100% of the issued and outstanding shares of WOCOI Common Stock, are owned beneficially and of record by COPI free and clear of any Liens, other than Liens in favor of Purchaser. All of the issued and outstanding shares of WOCOI Common Stock have been duly and validly issued, are fully paid and nonassessable, and are not subject to any preemptive rights. No Person (other than COPI) holds any Equity Rights in WOCOI. There are no voting trusts, stockholder agreements, proxies or other similar agreements in effect with respect to the voting or transfer of the WOCOI Common Stock. There is no liability for dividends declared or accumulated but unpaid with respect to any shares of WOCOI Common Stock. Complete and correct copies of the articles of incorporation and bylaws of WOCOI, in each case as amended to the date of this Agreement, have been previously delivered or made available to Purchaser.

3.08     Ownership of TWLC Voting Common Stock.



         The authorized capital stock of TWLC consists of 500 shares of TWLC Voting Common Stock and 9,500 shares of nonvoting common stock, $.01 par value. 500 shares of TWLC Voting Common Stock, representing 100% of the issued and outstanding shares of TWLC Voting Common Stock, are owned beneficially and of record by COPI free and clear of any Liens, other than Liens in favor of Purchaser. All of the issued and outstanding shares of TWLC Voting Common Stock have been duly and validly issued, are fully paid and nonassessable, and are not subject to any preemptive rights. No Person (other than COPI, Purchaser or any of Purchaser's Affiliates or Associates) holds any Equity Rights in TWLC. There are no voting trusts, stockholder agreements, proxies or other similar agreements in effect with respect to the voting or transfer of the TWLC Voting Common Stock. There is no liability for dividends declared or accumulated but unpaid with respect to any shares of TWLC Voting Common Stock. Complete and correct copies of the articles of incorporation and bylaws of TWLC, in each case as amended to the date of this Agreement, have been previously delivered or made available to Purchaser.


3.09     Ownership of DMDC Voting Common Stock.


         The authorized capital stock of DMDC consists of 50 shares of DMDC Voting Common Stock and 950 shares of nonvoting common stock, $.01 par value. 50 shares of DMDC Voting Common Stock, representing 100% of the issued and outstanding shares of DMDC Voting Common Stock, are owned beneficially and of record by COPI free and clear of any Liens, other than Liens in favor of Purchaser. All of the issued and outstanding shares of DMDC Voting Common Stock have been duly and validly issued, are fully paid and nonassessable, and are not subject to any preemptive rights. No Person (other than COPI, Purchaser or any of Purchaser's Affiliates or Associates) holds any Equity Rights in DMDC. There are no voting trusts, stockholder agreements, proxies or other similar agreements in effect with respect to the voting or transfer of the DMDC Voting Common Stock. There is no liability for dividends declared or accumulated but unpaid with respect to any shares of DMDC Voting Common Stock. Complete and correct copies of the certificate of incorporation and bylaws of DMDC, in each case as amended to the date of this Agreement, have been previously delivered or made available to Purchaser.

3.10     Ownership of CRE Diversified Voting Common Stock.


         The authorized capital stock of CRE Diversified consists of 10 shares of CRE Diversified Voting Common Stock and 990 shares of nonvoting common stock, $.01 par value. 10 shares of CRE Diversified Voting Common Stock, representing 100% of the issued and outstanding shares of CRE Diversified Voting Common Stock, are owned beneficially and of record by COPI free and clear of any Liens, other than Liens in favor of Purchaser. All of the issued and outstanding shares of CRE Diversified Voting Common Stock have been duly and validly issued, are fully paid and nonassessable, and are not subject to any preemptive rights. No Person (other than COPI, Purchaser or any of Purchaser's Affiliates or Associates) holds any Equity Rights in CRE Diversified. There are no voting trusts, stockholder agreements, proxies or other similar agreements in effect with respect to the voting or transfer of the CRE Diversified Voting Common Stock. There is no liability for dividends declared or accumulated but unpaid with respect to any shares of CRE Diversified Voting Common Stock. Complete and correct copies of the certificate of incorporation and bylaws of CRE Diversified, in each case as amended to the date of this Agreement, have been previously delivered or made available to Purchaser.

3.11     Ownership of CDMC Voting Common Stock.


         The authorized capital stock of CDMC consists of 2,000 shares of CDMC Voting Common Stock and 18,000 shares of nonvoting common stock, $.01 par value. 2,000 shares of CDMC Voting Common Stock, representing 100% of the issued and outstanding shares of CDMC Voting Common Stock, are owned beneficially and of record by COPI Colorado free and clear of any Liens, other than Liens in favor of Purchaser. All of the issued and outstanding shares of CDMC Voting Common Stock have been duly and validly issued, are fully paid and nonassessable, and are not subject to any preemptive rights. No Person (other than COPI, Purchaser or any of Purchaser's Affiliates or Associates) holds any Equity Rights in CDMC. There are no voting trusts, stockholder agreements, proxies or other similar agreements in effect with respect to the voting or transfer of the CDMC Voting Common Stock. There is no liability for dividends declared or accumulated but unpaid with respect to any shares of CDMC Voting Common Stock. Complete and correct copies of the certificate of incorporation and bylaws of CDMC, in each case as amended to the date of this Agreement, have been previously delivered or made available to Purchaser.

3.12     Subsidiaries.

         (a) Section 3.12(a) of the Disclosure Schedule sets forth (i) each Subsidiary of the Decontrolled Entities (the "Decontrolled Entity Subsidiaries"), (ii) the ownership interest held by a Decontrolled Entity, and
(iii) if a Decontrolled Entity Subsidiary is not wholly owned by one or more of the Decontrolled Entities, the identity and ownership interest of each of the other owners of such Decontrolled Entity Subsidiary.

         (b) Except as set forth in Section 3.12(b) of the Disclosure Schedule,
(i) all of the outstanding shares of capital stock of each Decontrolled Entity Subsidiary that is a corporation have been duly authorized, validly issued and are (A) fully paid and nonassessable and not subject to preemptive rights, (B) owned by a Decontrolled Entity, or by another Decontrolled Entity Subsidiary and
(C) owned free and clear of all Liens (other than Liens in favor of Purchaser or any of its Affiliates or Associates) and (ii) all equity interests in each Decontrolled Entity Subsidiary that is a partnership, joint venture, limited liability company, trust, unincorporated organization or other entity which are owned by a Decontrolled Entity or by another Decontrolled Entity Subsidiary are owned free and clear of all Liens (other than Liens in favor of Purchaser or any of its Affiliates or Associates).

         (c) No Person (other than Purchaser or any of its Affiliates or Associates) holds any Equity Rights in any Decontrolled Entity Subsidiary. There are no voting trusts, stockholder agreements, proxies or other similar agreements in effect with respect to the voting or transfer of the equity interests in any Decontrolled Entity Subsidiary.

3.13     No Conflicts.


         The execution and delivery by COPI and COPI Colorado of this Agreement do not, and the execution and delivery by COPI and COPI Colorado of the Operative Agreements to which it is or will become a party, the performance by COPI and COPI Colorado of its obligations under this Agreement and such Operative Agreements and the consummation of the transactions contemplated hereby and thereby will not:


         (a) except as disclosed in Section 3.13 of the Disclosure Schedule, conflict with or result in a violation or breach of any of the terms, conditions or provisions of the certificate of incorporation or by-laws of COPI, the certificate of limited partnership or limited partnership agreement of COPI Colorado, or the certificate or articles of incorporation, certificate or articles of organization or operating agreement, or certificate or articles of limited partnership or limited partnership agreement, as the case may be, of any Decontrolled Entity or to the Knowledge of COPI, any Subsidiary of WOCOI (a "WOCOI Subsidiary");


         (b) subject to obtaining the consents, approvals and actions, making the filings and giving the notices disclosed in Section 3.14 of the Disclosure Schedule, conflict with or result in a violation or breach of any term or provision of any Law or Order applicable to COPI, COPI Colorado, any Decontrolled Entity, to the Knowledge of COPI, any WOCOI Subsidiary or any of their Assets and Properties; or

         (c) except as disclosed in Section 3.13 of the Disclosure Schedule, (i) conflict with or result in a violation or breach of, (ii) constitute (with or without notice or lapse of time or both) a default under, or (iii) require COPI, COPI Colorado, any Decontrolled Entity or to the Knowledge of COPI, any WOCOI Subsidiary to obtain any consent, approval or action of, make any filing with or give any notice to any Person (other than Purchaser or any of its Affiliates or Associates) as a result or under the terms of, any Contract or License to which COPI, COPI Colorado, any Decontrolled Entity or to the Knowledge of COPI, any WOCOI Subsidiary is a party or by which any of their Assets and Properties is bound.

3.14     Governmental Approvals and Filings.


         Except (i) for the filing by COPI with the SEC of the Proxy Statement (as defined in Section 6.08(a) hereof) and such reports under Section 13(a) of the Exchange Act as may be required, whether in connection with this Agreement or the transactions contemplated hereby, (ii) any filings required under the HSR Act, (iii) any filings required under the "blue sky" or securities laws of any state, and (v) as disclosed in Section 3.14 of the Disclosure Schedule, no consent, approval or action of, filing with or notice to any Governmental or Regulatory Authority on the part of COPI, COPI Colorado, any Decontrolled Entity or to the Knowledge of COPI, any WOCOI Subsidiary is required in connection with the execution, delivery and performance of this Agreement or any of the Operative Agreements to which it is a party or the consummation of the transactions contemplated hereby or thereby.

3.15     Title to Assets and Properties.


         Except as disclosed in Section 3.15 of the Disclosure Schedule, the Decontrolled Entities and to the Knowledge of COPI, the WOCOI Subsidiaries have good and marketable title to all of their Assets and Properties, free and clear of all Liens, other than Liens in favor of Purchaser and any of its Affiliates or Associates and Permitted Liens.

3.16     Books and Records.


         None of the Books and Records of any Decontrolled Entity or to the Knowledge of COPI, any WOCOI Subsidiary related to the Decontrolled Business is recorded, stored, maintained, operated or otherwise wholly or partly dependent upon or held by any means (including any electronic, mechanical or photographic process, whether computerized or not) which (including all means of access thereto and therefrom) are not under the exclusive ownership and direct control of either COPI, COPI Colorado, any Decontrolled Entity or to the Knowledge of COPI, any WOCOI Subsidiary.

3.17     SEC Documents; Financial Statements.

         (a) COPI has filed all required reports, schedules, forms, statements and other documents with the SEC since December 31, 2000 through the date hereof (the "COPI SEC Documents"). All of the COPI SEC Documents (other than preliminary material), as of their respective filing dates, complied in all material respects with all applicable requirements of the Securities Act and the Exchange Act, and, in each case, the rules and regulations promulgated thereunder applicable to such COPI SEC Documents. None of the COPI SEC Documents at the time of filing contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent such statements have been modified or superseded by later COPI SEC Documents filed and publicly available prior to the date of this Agreement.

         (b) The consolidated financial statements of COPI included in the COPI SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP (except, in the case of unaudited statements, as permitted by the applicable rules and regulations of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly presented, in accordance with the applicable requirements of GAAP and the applicable rules and regulations of the SEC, the consolidated financial position of COPI and its Subsidiaries, taken as a whole, as of the dates thereof and the consolidated results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in
Section 3.17 of the Disclosure Schedule, COPI has no Subsidiaries which are not consolidated for accounting purposes. Except for liabilities and obligations set forth in the COPI SEC Documents, COPI and its Subsidiaries have no liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) required by GAAP to be set forth on a consolidated balance sheet of COPI or in the notes thereto which relate to or affect the Business or any of the Assets or Stock.

3.18     Absence of Changes.


         Except for the execution and delivery of this Agreement and the transactions to take place pursuant hereto on the Closing Date or as disclosed in Section 3.18 of the Disclosure Schedule, since the date of the most recent audited financial statements included in the COPI SEC Documents (the "COPI Financial Statement Date") there has not been any material adverse change, or any event or development which, individually or together with other such events, could reasonably be expected to result in a material adverse change in the Condition of COPI, COPI Colorado, any Decontrolled Entity or to the Knowledge of COPI, any WOCOI Subsidiary, taken as a whole. Without limiting the foregoing, except as disclosed in Section 3.18 of the Disclosure Schedule (with paragraph references corresponding to those set forth below), there has not occurred, between the COPI Financial Statement Date and the date hereof, any of the following:

         (a) (i) other than Indebtedness to Purchaser or any of its Affiliates or Associates, incurrences by COPI, COPI Colorado, the Decontrolled Entities and to the Knowledge of COPI, the WOCOI Subsidiaries of Indebtedness with respect to the conduct of the Decontrolled Business in an aggregate principal amount exceeding $500,000 (net of any amounts discharged during such period), or (ii) any voluntary purchase, cancellation, prepayment or complete or partial discharge in advance of a scheduled payment date with respect to, or waiver of any right of COPI, COPI Colorado, any Decontrolled Entity or to the Knowledge of COPI, any WOCOI Subsidiary under, any Indebtedness of or owing to COPI, COPI Colorado, any Decontrolled Entity or to the Knowledge of COPI, any WOCOI Subsidiary with respect to the conduct of the Decontrolled Business (other than Indebtedness to Purchaser or any of its Affiliates or Associates);

         (b) any material change in (i) any pricing, investment, accounting, financial reporting, inventory, credit, allowance or Tax practice or policy of, or (ii) any method of calculating any bad debt, contingency or other reserve of, individually or in the aggregate, COPI, COPI Colorado, any Decontrolled Entity or to the Knowledge of COPI, any WOCOI Subsidiary with respect to the conduct of the Decontrolled Business for accounting, financial reporting or Tax purposes;

         (c) (i) any acquisition or disposition of any Assets and Properties used or held for use by COPI, COPI Colorado, any Decontrolled Entity or to the Knowledge of COPI, any WOCOI Subsidiary in the conduct of the Decontrolled Business, other than in the ordinary course of business consistent with past practice and other acquisitions or dispositions not exceeding $250,000 in the aggregate; or (ii) any creation or incurrence of a Lien, other than a Lien in favor of Purchaser or any of its Affiliates or a Permitted Lien, on any Assets and Properties used or held by COPI, COPI Colorado, any Decontrolled Entity or to the Knowledge of COPI, any WOCOI Subsidiary in the conduct of the Decontrolled Business;

         (d) any entering into, amendment, modification, termination (partial or complete) or granting of a waiver under or giving any consent with respect to
(i) any Contract which is required (or, if entered into after the date hereof, any Contract which, if it had been in effect on the date hereof would have been required) to be disclosed in Section 3.25 of the Disclosure Schedule or (i) any License disclosed in Section 3.26 of the Disclosure Schedule;

         (e) any (i) redemption, purchase or other acquisition of any shares of capital stock or other equity interests or any securities or obligations convertible or exchangeable for any shares of capital stock or other equity interests, or any options, warrants or conversion or other rights to acquire any shares of the capital stock, equity interests or any such securities or obligations, of any Decontrolled Entity or to the Knowledge of COPI, any WOCOI Subsidiary; (ii) reorganization or recapitalization of any Decontrolled Entity or to the Knowledge of COPI, any WOCOI Subsidiary; or (iii) split, combination or reclassification of any of the capital stock or issuance or authorization or proposal to issue any other securities in respect of, in lieu of or in substitution for, shares of capital stock of any Decontrolled Entity or to the Knowledge of COPI, any WOCOI Subsidiary;

         (f) any transaction with any officer, director, Affiliate or Associate (other than Purchaser or any Affiliate or Associate thereof) of COPI, COPI Colorado, any Decontrolled Entity or to the Knowledge of COPI, any WOCOI Subsidiary or any Associate of any such officer, director or Affiliate other than on an arm's-length basis; or

         (g) any entering into of a Contract to do or engage in any of the foregoing after the date hereof.

3.19     Taxes.

         (a) Each Decontrolled Entity, Decontrolled Entity Subsidiary and group of entities which has filed or was required to file on a consolidated, combined, unitary or similar basis that includes any Decontrolled Entity or Decontrolled Entity Subsidiary (a "Decontrolled Group") has filed on a timely basis all Tax Returns it is required to have filed. All such Tax Returns are correct and complete in all respects. All Taxes required to have been paid by any Decontrolled Entity, Decontrolled Entity Subsidiary or Decontrolled Group (whether or not shown on any Tax Return) have been paid on a timely basis. No claim has ever been made by a Taxing Authority in a jurisdiction where any Decontrolled Entity, Decontrolled Entity Subsidiary or Decontrolled Group does not file Tax Returns that such Decontrolled Entity, Decontrolled Entity Subsidiary or Decontrolled Group may be subject to taxation by that jurisdiction. No Decontrolled Entity, Decontrolled Entity Subsidiary or Decontrolled Group has requested or obtained any extension of time within which to file any Tax Return, which Tax Return has not since been filed. There are no Liens on any of the assets of any Decontrolled Entity, Decontrolled Entity Subsidiary or Decontrolled Group that arose in connection with any failure (or alleged failure) to pay any Tax.

         (b) Each Decontrolled Entity and Decontrolled Entity Subsidiary has complied in all respects with all applicable laws, rules and regulations relating to withholding Taxes, including, without limitation, the withholding and reporting requirements under Sections 1441 through 1464, 3401 through 3406, and 6041 through 6048 of the Code, as well as any similar provisions under any other laws, and has, within the time and manner prescribed by law, withheld from employee wages and paid over to the proper Taxing Authority all amounts required to have been so withheld and paid.

         (c) There are no existing circumstances which reasonably may be expected to result in the assertion of any claim for Taxes against any Decontrolled Entity, Decontrolled Entity Subsidiary or Decontrolled Group by any Taxing Authority with respect to any period for which Tax Returns have been filed or Tax is required to have been paid. There is no audit or other proceeding presently pending or threatened with regard to any Tax or Tax Return of any Decontrolled Entity, Decontrolled Entity Subsidiary or Decontrolled Group. No Decontrolled Entity, Decontrolled Entity Subsidiary or Decontrolled Group has received a written ruling from a Taxing Authority relating to any Tax or entered into a written agreement with a Taxing Authority relating to any Tax if such ruling or agreement could have a continuing effect after the Closing Date.

         (d) No Decontrolled Entity, Decontrolled Entity Subsidiary or Decontrolled Group has waived any statute of limitations with respect to any Tax or Tax Return or agreed to any extension of time with respect to a Tax assessment or deficiency, which has continuing effect.

         (e) No Decontrolled Entity or Decontrolled Entity Subsidiary has filed any consent or entered into any agreement under Section 341(f) of the Code (or any corresponding provision of state, local or foreign law) with respect to any of their assets.


         (f) Within the meaning of Section 280G of the Code, no Decontrolled Entity or Decontrolled Entity Subsidiary has made any payments, is obligated to make any payments, or is a party to any contract, agreement, plan or arrangement requiring it to make payments to any person that would be excess parachute payments by reason of the consummation of the transactions contemplated by this Agreement, and no Decontrolled Entity or Decontrolled Entity Subsidiary is a party to any contract or agreement that will have continuing effect after the Closing Date that under certain circumstances could require any payment (or be deemed to give rise to any payment) that would be a parachute payment.


         (g) No Decontrolled Entity or Decontrolled Entity Subsidiary has made or agreed to make, or is required to make, any change in method of accounting which would require an adjustment to its income pursuant to Section 481(a) of the Code (or any similar provision); and neither is there any application pending with any Taxing Authority requesting permission for any Decontrolled Entity or Decontrolled Entity Subsidiary to make any change in any accounting method, nor has any Decontrolled Entity or Decontrolled Entity Subsidiary received any notice that a Taxing Authority proposes to require a change in method of accounting.

         (h) Except as disclosed in Section 3.19(h) of the Disclosure Schedule, no Decontrolled Entity or Decontrolled Entity Subsidiary is or has been a party to any Tax allocation, Tax sharing or similar agreement or arrangement. No Decontrolled Entity or Decontrolled Entity Subsidiary (i) has been a member of a Decontrolled Group other than an affiliated group (as defined in Section 1504 of the Code) filing a consolidated federal income Tax Return, the common parent of which is COPI (the "COPI Group"), or (ii) has any Liability for Taxes owing by any Person, other than members of the COPI Group, including, without limitation
(A) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local, or foreign law), (B) as a transferee or successor, or (C) by contract.

         (i) The Decontrolled Entities and Decontrolled Entity Subsidiaries have not taken any action or actions not in accordance with past practice that would, in the aggregate, have the net effect of deferring a measure of Tax from a period (or portion thereof) ending on or prior to the Closing Date to a period (or portion thereof) beginning after the Closing Date. The Decontrolled Entities and Decontrolled Entity Subsidiaries have not, in the aggregate, deferred from a period (or portion thereof) ending on or prior to the Closing Date to a period (or portion thereof) beginning after the Closing Date any net Tax Liability arising out of any transaction or transactions, including without limitation, any (i) intercompany transaction (as defined in Treasury Regulation Section 1.1502-13), or (ii) the disposal of any property in a transaction accounted for under the installment method pursuant to Section 453 of the Code.


         (j) Each Decontrolled Entity, Decontrolled Entity Subsidiary and Decontrolled Group have delivered to the Purchaser complete and accurate copies of all of the following materials that relate to periods ending after January 1, 1997: (i) all federal income Tax Returns filed by each Decontrolled Entity, Decontrolled Entity Subsidiary and Decontrolled Group, (ii) all examination reports relating to Taxes of each Decontrolled Entity, Decontrolled Entity Subsidiary and Decontrolled Group, (iii) all statements of Taxes assessed against or agreed to by any Decontrolled Entity, Decontrolled Entity Subsidiary or Decontrolled Group, (iv) all written rulings any Decontrolled Entity, Decontrolled Entity Subsidiary or Decontrolled Group has received from any Taxing Authority relating to any Tax, and (v) all written agreements any Decontrolled Entity, Decontrolled Entity Subsidiary or Decontrolled Group has entered into with any Taxing Authority relating to any Tax. To the extent requested by the Purchaser, each Decontrolled Entity and Decontrolled Entity Subsidiary have made available to the Purchaser: (i) complete and accurate copies of all Tax Returns of each Decontrolled Entity, Decontrolled Entity Subsidiary and Decontrolled

Group for all periods, and (ii) complete and accurate copies of all documents described in the previous sentence without regard to the period to which they relate. Section 3.19(j) of the Disclosure Schedule identifies all Tax Returns that any of the Decontrolled Entities, Decontrolled Entity Subsidiaries and any Decontrolled Group have filed with respect to the Taxes attributable to any Decontrolled Entity, Decontrolled Entity Subsidiary or the Assets and the taxable period covered by each such Tax Return, and identifies those Tax Returns or periods that have been audited or are currently the subject of an audit by any Taxing Authority.


         (k) No Decontrolled Entity or Decontrolled Entity Subsidiary is a party to any safe harbor lease within the meaning of Section 168(f)(8) of the Code, as in effect prior to amendment by the Tax Equity and Fiscal Responsibility Act of 1982.

         (l) No property of any Decontrolled Entity or Decontrolled Entity Subsidiary is "tax exempt use property" within the meaning of Section 168 of the Code.

         (m) None of the Decontrolled Entities or Decontrolled Entity Subsidiaries has within the two-year period ending on the Closing Date, made a distribution to which Code Section 355 (or so much of Section 356 as relates to Section 355) applies.

         (n) Except as provided on Section 3.19(n) of the Disclosure Schedule, no power of attorney has been granted by any Decontrolled Entity or Decontrolled Entity Subsidiary, that is currently in force, with respect to any matter relating to Taxes.

3.20     Legal Proceedings.


         Except as disclosed in Section 3.20 of the Disclosure Schedule:

         (a) there are no Actions or Proceedings pending or, to the Knowledge of COPI or COPI Colorado, threatened against, relating to or affecting COPI, COPI Colorado, any Decontrolled Entity or to the Knowledge of COPI, any WOCOI Subsidiary with respect to the Decontrolled Business or any of their Assets and Properties which (i) could reasonably be expected to result in the issuance of an Order restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or any of the Operative Agreements or otherwise result in a material diminution of the benefits contemplated by this Agreement or any of the Operative Agreements to Purchaser, or (ii) if determined adversely to COPI, COPI Colorado, any Decontrolled Entity or to the Knowledge of COPI, any WOCOI Subsidiary, could reasonably be expected to result in (A) any injunction or other equitable relief that would interfere in any material respect with the Decontrolled Business or
(B) Losses by COPI, COPI Colorado, any Decontrolled Entity or to the Knowledge of COPI, any WOCOI Subsidiary, individually or in the aggregate with Losses in respect of other such Actions or Proceedings, exceeding $500,000;

         (b) there are no facts or circumstances Known to COPI or COPI Colorado that could reasonably be expected to give rise to any Action or Proceeding that would be required to be disclosed pursuant to paragraph (a) above; and

         (c) there are no Orders outstanding against COPI, COPI Colorado, any Decontrolled Entity or to the Knowledge of COPI, any WOCOI Subsidiary with respect to the Decontrolled Business.


         Prior to the execution of this Agreement, COPI has delivered to Purchaser all responses of counsel to auditors' requests for information delivered in connection with COPI's most recently prepared audited financial statements (together with any updates provided by such counsel) regarding Actions or Proceedings pending or threatened against, relating to or affecting the Business.

3.21     Compliance With Laws and Orders.


         COPI, COPI Colorado, the Decontrolled Entities and to the Knowledge of COPI, the WOCOI Subsidiaries are not, nor have they at any time within the last five (5) years been, nor have they received any notice that they are or have at any time within the last five (5) years been, in violation of or in default under, in any material respect, any Law or Order applicable to the Decontrolled Business or the Stock.

3.22     Benefit Plans; ERISA.

         (a) No loan is outstanding between COPI, COPI Colorado, the Decontrolled Entities or to the Knowledge of COPI, the WOCOI Subsidiaries, and any Decontrolled Business Employee.

         (b) COPI, COPI Colorado, the Decontrolled Entities and to the Knowledge of COPI, the WOCOI Subsidiaries do not maintain nor are they obligated to provide benefits under any life, medical or health plan (other than as an incidental benefit under a Qualified Plan) which provides benefits to retired or other terminated Decontrolled Business Employees other than benefit continuation rights under the Consolidated Omnibus Budget Reconciliation of 1985, as amended.

         (c) Except as set forth in Section 3.22 of the Disclosure Schedule, each Benefit Plan covers only Decontrolled Business Employees (or former Decontrolled Business Employees or beneficiaries with respect to service with COPI, COPI Colorado, the Decontrolled Entities or to the Knowledge of COPI, the WOCOI Subsidiaries in connection with the Decontrolled Business), so that the transactions contemplated by this Agreement will require no spin-off of assets and liabilities or other division or transfer of rights with respect to any such plan.

         (d) None of COPI, COPI Colorado, the Decontrolled Entities, to the Knowledge of COPI, the WOCOI Subsidiaries, any ERISA Affiliate or any other corporation or organization controlled by or under common control with any of the foregoing within the meaning of Section 4001 of ERISA has at any time contributed to, on behalf of any Decontrolled Business Employee, any "multiemployer plan", as that term is defined in Section 4001 of ERISA.

         (e) Each of the Benefit Plans is, and its administration is and has been since inception, in all material respects in compliance with, and COPI, COPI Colorado, the Decontrolled Entities and to the Knowledge of COPI, the WOCOI Subsidiaries have not received any claim or notice that any such Benefit Plan is not in compliance with, all applicable Laws and Orders and prohibited transactions exemptions, including the requirements of ERISA, the Code, the Age Discrimination in Employment Act, the Equal Pay Act and Title VII of the Civil Rights Act of 1964. Each

Qualified Plan is qualified under Section 401(a) of the Code, and, if applicable, complies with the requirements of Section 401(k) of the Code. Each Benefit Plan which is intended to provide for the deferral of income, the reduction of salary or other compensation or to afford other Tax benefits complies with the requirements of the applicable provisions of the Code or other Laws required in order to provide such Tax benefits.

         (f) COPI, COPI Colorado, the Decontrolled Entities and to the Knowledge of COPI, the WOCOI Subsidiaries are not in default in performing any of their contractual obligations under any of the Benefit Plans or any related trust agreement or insurance contract. All contributions and other payments required to be made by COPI, COPI Colorado, the Decontrolled Entities and to the Knowledge of COPI, the WOCOI Subsidiaries to any Benefit Plan with respect to any period ending before or at or including the Closing Date have been made or reserves adequate for such contributions or other payments have been or will be set aside therefor and have been or will be reflected in COPI's financial statements in accordance with GAAP. There are no material outstanding liabilities of any Benefit Plan other than liabilities for benefits to be paid to participants in such Benefit Plan and their beneficiaries in accordance with the terms of such Benefit Plan.

         (g) No event has occurred, and there exists no condition or set of circumstances in connection with any Benefit Plan, under which COPI, COPI Colorado, the Decontrolled Entities or to the Knowledge of COPI, the WOCOI Subsidiaries, directly or indirectly (through any indemnification agreement or otherwise), could reasonably be expected to be subject to any risk of material liability under Section 409 of ERISA, Section 502(i) of ERISA, Title IV of ERISA or Section 4975 of the Code.

         (h) No transaction contemplated by this Agreement will result in liability to the PBGC under Section 302(c)(ii), 4062, 4063, 4064 or 4069 of ERISA, or otherwise, with respect to the Purchaser or any corporation or organization controlled by or under common control with Purchaser within the meaning of Section 4001 of ERISA, and no event or condition exists or has existed which could reasonably be expected to result in any such liability with respect to Purchaser or any such corporation or organization. No "reportable event" within the meaning of Section 4043 of ERISA has occurred with respect to any Defined Benefit Plans. No termination re-establishment or spin-off re-establishment transaction has occurred with respect to any Subject Defined Benefit Plan. No Subject Defined Benefit Plan has incurred any accumulated funding deficiency whether or not waived. No filing has been made and no proceeding has been commenced for the complete or partial termination of, or withdrawal from, any Benefit Plan which is a Pension Benefit Plan.

         (i) No benefit under any Benefit Plan, including, without limitation, any severance or parachute payment plan or agreement, will be established or become accelerated, vested, funded or payable by reason of any transaction contemplated under this Agreement.

         (j) To the Knowledge of COPI and COPI Colorado, there are no pending or threatened claims by or on behalf of any Benefit Plan, by any Person covered thereby, or otherwise, which allege violations of Law which could reasonably be expected to result in liability on the part of Purchaser or any fiduciary of any such Benefit Plan, nor is there any basis for such a claim.

         (k) No employer securities, employer real property or other employer property is included in the assets of any Benefit Plan.

         (l) The fair market value of the assets of each Subject Defined Benefit Plan, as determined as of the last day of the plan year of such plan which coincides with or first precedes the date of this Agreement, was not less than the present value of the projected benefit obligations under such plan at such date as established on the basis of the actuarial assumptions applicable under such subject Defined Benefit Plan at said date and, to the Knowledge of COPI and COPI Colorado, there have been no material changes in such values since said date.

3.23     Leased Property.

         (a) Section 3.23(a) of the Disclosure Schedule contains a true and correct list of each parcel of real property leased by the Decontrolled Entities or to the Knowledge of COPI, the WOCOI Subsidiaries (as lessor or lessee) and used or held for use in connection with the Decontrolled Business (the "Real Property Leases").

         (b) The Decontrolled Entities and to the Knowledge of COPI, the WOCOI Subsidiaries have valid and subsisting leasehold estates in and the right to quiet enjoyment of the real properties subject to the Real Property Leases for the full term thereof. Each Real Property Lease is a legal, valid and binding agreement, enforceable in accordance with its terms, of the respective Decontrolled Entity or to the Knowledge of COPI, WOCOI Subsidiary and of each other Person that is a party thereto, and there is no, nor has any Decontrolled Entity or to the Knowledge of COPI, WOCOI Subsidiary received any notice of any, default (or any condition or event which, after notice or lapse of time or both, would constitute a default) thereunder. The Decontrolled Entities and to the Knowledge of COPI, the WOCOI Subsidiaries do not owe any brokerage commissions with respect to any such leased space.

3.24     Intellectual Property Rights.



         Except as disclosed in Section 3.24 of the Disclosure Schedule, (i) the Decontrolled Entities and to the Knowledge of COPI, the WOCOI Subsidiaries have the exclusive right to use all Intellectual Property used by them in the conduct of the Decontrolled Business, (ii) all registrations with and applications to Governmental or Regulatory Authorities in respect of such Intellectual Property are valid and in full force and effect and are not subject to the payment of any Taxes or maintenance fees or the taking of any other actions by the Decontrolled Entities and to the Knowledge of COPI, the WOCOI Subsidiaries to maintain their validity or effectiveness, (iii) there are no restrictions on the direct or indirect transfer of any Contract, or any interest therein, held by the Decontrolled Entities or to the Knowledge of COPI, the WOCOI Subsidiaries in respect of such Intellectual Property, (iv) COPI and COPI Colorado have delivered to Purchaser prior to the execution of this Agreement documentation with respect to any invention, process, design, computer program or other know-how or trade secret included in such Intellectual Property, which documentation is accurate in all material respects and reasonably sufficient in detail and content to identify and explain such invention, process, design, computer program or other know-how or trade secret and to facilitate its full and proper use without reliance on the special knowledge or memory of any Person, (v) the Decontrolled Entities and to the Knowledge of COPI, the WOCOI Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of its trade secrets in respect of the Decontrolled Business, (vi) the Decontrolled Entities and to the Knowledge of COPI, the WOCOI Subsidiaries are not, nor have they received any notice that they are, in default (or with the giving of notice or lapse of time or both, would be in default) under any Contract to use such Intellectual Property and (vii) to the Knowledge of COPI and COPI Colorado, no such Intellectual Property is being infringed by any other Person. COPI, COPI Colorado, the Decontrolled Entities and to the Knowledge of COPI, the WOCOI Subsidiaries have not received notice that they are infringing any Intellectual Property of any other Person in connection with the conduct of the Decontrolled Business, no claim is pending or, to the Knowledge of COPI and COPI Colorado, has been made to such effect that has not been resolved and, to the Knowledge of COPI and COPI Colorado, it is not infringing any Intellectual Property Rights of any other Person in connection with the conduct of the Decontrolled Business.


3.25     Contracts.

         (a) To the extent not otherwise filed as exhibits to the COPI SEC Documents, Section 3.25(a) of the Disclosure Schedule (with subparagraph references corresponding to those set forth below) contains a true and complete list of each of the following Contracts or other arrangements (true and complete copies or, if none, reasonably complete and accurate written descriptions of which, together with all amendments and supplements thereto and all waivers of any terms thereof, have been delivered to Purchaser prior to the execution of this Agreement) to which COPI, COPI Colorado, any Decontrolled Entity or to the Knowledge of COPI, any WOCOI Subsidiary is a party or by which any of the Stock is bound:

                  (i) (A) all Contracts (excluding Benefit Plans) providing for a commitment of employment or consultation services for a specified or unspecified term or otherwise relating to employment or the termination of employment (including severance and change of control pay) of any Decontrolled Business Employee or officer or director of any Decontrolled Entity or to the Knowledge of COPI, any WOCOI Subsidiary, the name, position and rate of compensation of each party to such a Contract and the expiration date of each such Contract; and (B) any written or unwritten representations, commitments, promises, communications or courses of conduct (excluding Benefit Plans and any such Contracts referred to in clause (A)) involving an obligation of COPI, COPI Colorado, any Decontrolled Entity or to the Knowledge of COPI, any WOCOI Subsidiary to make payments in any year, other than with respect to salary or incentive compensation payments in the ordinary course of business, to any Decontrolled Business Employee or officer or director of any Decontrolled Entity or to the Knowledge of COPI, any WOCOI Subsidiary exceeding $100,000 or any group of Decontrolled Business Employees or officer or director of any Decontrolled Entity or to the Knowledge of COPI, any WOCOI Subsidiary exceeding $500,000 in the aggregate;

                  (ii) all Contracts with any Person containing any provision or covenant prohibiting or limiting the ability of COPI, COPI Colorado, any Decontrolled Entity or to the Knowledge of COPI, any WOCOI Subsidiary to engage in any business activity or compete with any Person in connection with the Decontrolled Business;

                  (iii) all partnership, joint venture, shareholders' or other similar Contracts with any Person (other than the Purchaser and any of its Affiliates or Associates) in connection with the Decontrolled Business;

                  (iv) all Contracts between (A) property and assets managers and real estate developers and (B) COPI, COPI Colorado, any Decontrolled Entity or to the Knowledge of COPI, any WOCOI Subsidiary relating to the Decontrolled Business;

                  (v) all Contracts relating to the future disposition or acquisition of any Assets and Properties of COPI, COPI Colorado, any Decontrolled Entity or to the Knowledge of COPI, any WOCOI Subsidiary, other than dispositions or acquisitions in the ordinary course of business consistent with past practice;

                  (vi) all collective bargaining or similar labor Contracts covering any Decontrolled Business Employee; and

                  (vii) all other Contracts (other than Benefit Plans and the Real Property Leases) with respect to the Decontrolled Business that
         (A) involve the payment or potential payment, pursuant to the terms of any such Contract, by or to COPI, COPI Colorado, any Decontrolled Entity or to the Knowledge of COPI, any WOCOI Subsidiary of more than $100,000 annually and (B) cannot be terminated within thirty (30) days after giving notice of termination without resulting in a material cost or penalty to COPI, COPI Colorado, any Decontrolled Entity or to the Knowledge of COPI, any WOCOI Subsidiary.

         (b) Each Contract required to be disclosed in Section 3.25(a) of the Disclosure Schedule is in full force and effect and constitutes a legal, valid and binding agreement, enforceable in accordance with its terms, of each party thereto; and none of COPI, COPI Colorado, any Decontrolled Entity or to the Knowledge of COPI, any WOCOI Subsidiary or, to the Knowledge of COPI and COPI Colorado, any other party to such Contract is, or has received notice that it is, in violation or breach of or default under any such Contract (or with notice or lapse of time or both, would be in violation or breach of or default under any such Contract) in any material respect.

3.26     Licenses.

         Prior to the execution of this Agreement, COPI, COPI Colorado, the Decontrolled Entities and to the Knowledge of COPI, the WOCOI Subsidiaries have delivered to Purchaser true and complete copies of all material Licenses used or held for use by COPI, COPI Colorado, the Decontrolled Entities or to the Knowledge of COPI, the WOCOI Subsidiaries in the Decontrolled Business (and all pending applications for any such Licenses). Except as disclosed in Section 3.26 of the Disclosure Schedule:

         (a) COPI, COPI Colorado, the Decontrolled Entities or to the Knowledge of COPI, the WOCOI Subsidiaries own or validly hold all Licenses that are material, individually or in the aggregate, to the Decontrolled Business;

         (b) each such License is valid, binding and in full force and effect;

         (c) COPI, COPI Colorado, the Decontrolled Entities and to the Knowledge of COPI, the WOCOI Subsidiaries are not, nor have they received any notice that they are, in default (or with the giving of notice or lapse of time or both, would be in default) under any such License; and

         (d) the execution, delivery and performance by COPI and COPI Colorado of this Agreement and the Operative Agreements to which it is a party, and the consummation of the transactions contemplated hereby and thereby, will not (i) result in or give to any Person any right of termination, cancellation, acceleration or modification in or with respect to, (ii) result in or give to any Person any additional rights or entitlement to increased, additional, accelerated or guaranteed payments under, or (iii) result in the creation or imposition of any Lien upon COPI, COPI Colorado, any Decontrolled Entity or to the Knowledge of COPI, any WOCOI Subsidiary or any of their Assets and Properties under, any such License.

3.27     Insurance.


         COPI, COPI Colorado, the Decontrolled Entities and to the Knowledge of COPI, the WOCOI Subsidiaries maintain liability, property, workers' compensation and other insurance policies in amounts and coverages that are reasonable and customary for Persons engaged in the Decontrolled Business and having such Assets and Properties. Each such insurance policy is valid and binding and in full force and effect, no premiums due thereunder have not been paid and COPI, COPI Colorado, the Decontrolled Entities and to the Knowledge of COPI, the WOCOI Subsidiaries have not received any notice of cancellation or termination in respect of any such policy or are in default thereunder. Such insurance policies are placed with financially sound and reputable insurers. Neither COPI, COPI Colorado, any Decontrolled Entity or to the Knowledge of COPI, any WOCOI Subsidiary nor the Person to whom such policy has been issued has received notice that any insurer under any policy referred to in this Section 3.27 is denying liability with respect to a claim thereunder or defending under a reservation of rights clause.

3.28     Affiliate Transactions.


         No officer, director, Affiliate or Associate of COPI, COPI Colorado, any Decontrolled Entity or to the Knowledge of COPI, any WOCOI Subsidiary (other than Purchaser or any Affiliate or Associate thereof), or any Associate of any such officer, director or Affiliate, provides or causes to be provided any assets, services or facilities used or held for use in connection with the Decontrolled Business with a value (on an annual basis for ongoing relationships) in excess of $100,000, and (ii) the Decontrolled Business of COPI, COPI Colorado, the Decontrolled Entities or to the Knowledge of COPI, the WOCOI Subsidiaries does not provide or cause to be provided any assets, services or facilities to any such officer, director, Affiliate or Associate with a value (on an annual basis for ongoing relationships) in excess of $100,000.

3.29     Employees; Labor Relations.


         (a) Section 3.29 of the Disclosure Schedule contains a list of the name of each Decontrolled Business Employee at the date hereof who is entitled to receive annual compensation in excess of $75,000, including amounts under Benefit Plans, and the name of the entity of which such Decontrolled Business Employee is employed, together with such Decontrolled Business Employee's position or function, annual base salary or wages and any incentive or bonus arrangement with respect to such Decontrolled Business Employee in effect on such date; provided, however, that annual base salary or wages and any incentive or bonus arrangements for employees, officers and consultants of TWLC, WOCOI or any of their respective Subsidiaries need not be provided. Neither COPI nor COPI Colorado has received any information that would lead it to believe that a material number of Decontrolled Business Employees will or may cease to be Decontrolled Business Employees, or will refuse offers of employment from Purchaser, because of the consummation of the transactions contemplated by this Agreement.


         (b) Except as disclosed in Section 3.29 of the Disclosure Schedule, (i) no Decontrolled Business Employee is presently a member of a collective bargaining unit and, to the Knowledge of COPI and COPI Colorado, there are no threatened or contemplated attempts to organize for collective bargaining purposes any of such Decontrolled Business Employees, and (ii) no unfair labor practice complaint or sex, age, race or other discrimination claim has been brought during the last five (5) years against any Decontrolled Entity or to the Knowledge of COPI, any WOCOI Subsidiary with respect to the conduct of the Decontrolled Business before the National Labor Relations Board, the Equal Employment Opportunity Commission or any other Governmental or Regulatory Authority. To the Knowledge of COPI, the Decontrolled Entities and the WOCOI Subsidiaries, there has never been a work stoppage, strike or other concerted action by employees of any Decontrolled Entity or WOCOI Subsidiary engaged in the Decontrolled Business. The Decontrolled Entities and to the Knowledge of COPI, the WOCOI Subsidiaries have complied in all material respects with all applicable Laws relating to the employment of labor, including, without limitation, those relating to wages, hours and collective bargaining.

3.30     Conveyance of Interests.


         The sale of the Stock by COPI and COPI Colorado to Purchaser pursuant to this Agreement will effectively convey to Purchaser all of COPI and COPI Colorado's interest in the Decontrolled Business.

3.31     COPI Shareholder Approvals.


         The affirmative vote of the holders of (i) at least a majority of all of the outstanding shares of common stock of COPI entitled to be voted on this Agreement and the transactions contemplated hereby, (ii) at least a majority of the votes cast with respect to the Securities Purchase Agreement and the transactions contemplated thereby, (iii) at least a majority of all of the outstanding shares of common stock of COPI entitled to be voted on amendments to the Amended and Restated Certificate of Incorporation of COPI to increase the number of authorized shares of common stock of COPI and to amend the purpose of COPI, and (iv) at least a majority of the votes cast with respect to the election of seven directors of COPI, are the only votes of the holders of any class or series of COPI's capital stock necessary or required under this Agreement or under applicable law to approve the transactions contemplated hereby.

3.32     Brokers.


         All negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by COPI and COPI Colorado directly with Purchaser without the intervention of any Person on behalf of COPI and COPI Colorado in such manner as to give rise to any valid claim by any Person against Purchaser for a finder's fee, brokerage commission or similar payment.

3.33     Disclosure.


         No representation or warranty contained in this Agreement, and no statement contained in the Disclosure Schedule or in any certificate, list or other writing furnished to Purchaser pursuant to any provision of this Agreement, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements herein or therein, in the light of the circumstances under which they were made, not misleading.

3.34     Opinion of Financial Advisor.


         COPI has obtained a written opinion of Houlihan Lokey Howard & Zukin, its financial advisor to the effect that the proposed consideration to be received by the Sellers pursuant to the transaction contemplated hereby is fair to the shareholders of COPI from a financial point of view (the "COPI Fairness Opinion").




                                   ARTICLE IV

             REPRESENTATIONS AND WARRANTIES RELATING TO THE SALE OF
                      ASSETS AND THE HOSPITALITY BUSINESS


         COPI, on behalf of itself and each of the Selling Subsidiaries, and each Selling Subsidiary, on behalf of itself where applicable, hereby represent and warrant to Purchaser as follows:

4.01     Organization and Qualification of Selling Subsidiaries.


         Selling Subsidiary is either a corporation, limited liability company or limited partnership, as the case may be, duly organized, validly existing and in good standing under the Laws of its respective state of incorporation or organization and has full power and authority to conduct its business as and to the extent now conducted. Selling Subsidiary is duly qualified or licensed to do business as a foreign corporation, limited liability company or limited partnership, as the case may be, and, if a corporation, is in good standing in each jurisdiction in which the nature of its business makes such qualification or licensing necessary, except where the failure to be so qualified or licensed, individually or in the aggregate, would not have a material adverse effect on the Condition of the Selling Subsidiary.

4.02     Authority.


         Selling Subsidiary has full power and authority to execute and deliver this Agreement and the Operative Agreements to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby, including without limitation to sell and transfer (pursuant to this Agreement) the Assets. The execution and delivery by Selling Subsidiary of this Agreement and the Operative Agreements to which it is a party, and the performance by Selling Subsidiary of its obligations hereunder and thereunder, have been duly and validly authorized by the Board of Directors, managing member or general partner of Selling Subsidiary, as the case may be, no other action on the part of Selling Subsidiary or its stockholders, members or partners, as the case may be, being necessary. This Agreement has been duly and validly executed and delivered by Selling Subsidiary and constitutes, and upon the execution and delivery by Selling Subsidiary of the Operative Agreements to which it is a party, such Operative Agreements will constitute, legal, valid and binding obligations of Selling Subsidiary enforceable against Selling Subsidiary in accordance with their terms.

4.03     No Conflicts.


         The execution and delivery by Selling Subsidiary of this Agreement does not, and the execution and delivery by Selling Subsidiary of the Operative Agreements to which it is or will become a party, the performance by Selling Subsidiary of its obligations under this Agreement and such Operative Agreements and the consummation of the transactions contemplated hereby and thereby will not:

         (a) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the certificate or articles of incorporation or by-laws, certificate or articles of organization or operating agreement, or certificate or articles of limited partnership or limited partnership agreement, as the case may be, of the Selling Subsidiary;

         (b) subject to obtaining the consents, approvals and actions, making the filings and giving the notices disclosed in Section 4.04 of the Disclosure Schedule, conflict with or result in a violation or breach of any term or provision of any Law or Order applicable to the Selling Subsidiary or any of its Assets and Properties; or

         (c) except as disclosed in Section 4.03 of the Disclosure Schedule, (i) conflict with or result in a violation or breach of, (ii) constitute (with or without notice or lapse of time or both) a default under, or (iii) require Selling Subsidiary to obtain any consent, approval or action of, make any filing with or give any notice to any Person (other than Purchaser or any of its Affiliates or Associates) as a result or under the terms of, any Contract or License to which Selling Subsidiary is a party or by which any of its Assets and Properties is bound.

4.04     Governmental Approvals and Filings.


         Except for (i) any filings required under the HSR Act and (ii) any filings required under the "blue sky" or securities laws of any state, no consent, approval or action of, filing with or notice to any Governmental or Regulatory Authority on the part of Selling Subsidiary is required in connection with the execution, delivery and performance of this Agreement or any of the Operative Agreements to which it is a party or the consummation of the transactions contemplated hereby or thereby.

4.05     Title to Assets and Properties.


         Selling Subsidiary has good and marketable title to all of its Assets and Properties, including the Assets, free and clear of all Liens, other than Liens in favor of Purchaser or any of its Affiliates or Associates and Permitted Liens.

4.06     Books and Records.


         None of the Books and Records of Selling Subsidiary is recorded, stored, maintained, operated or otherwise wholly or partly dependent upon or held by any means (including any electronic, mechanical or photographic process, whether computerized or not) which (including all means of access thereto and therefrom) are not under the exclusive ownership and direct control of Selling Subsidiary.

4.07     Absence of Changes.


         Except for the execution and delivery of this Agreement and the transactions to take place pursuant hereto on the Closing Date or as disclosed in Section 4.07 of the Disclosure Schedule, since the COPI Financial Statement Date, there has not been any material adverse change, or any event or development which, individually or together with other such events, could reasonably be expected to result in a material adverse change, in the Condition of the Selling Subsidiary. Without limiting the foregoing, except as disclosed in Section 4.07 of the Disclosure Schedule (with subparagraph references corresponding to those set forth below), there has not occurred, between the COPI Financial Statement Date and the date hereof, any of the following:

         (a) (i) other than Indebtedness to Purchaser or any of its Affiliates or Associates, incurrences by Selling Subsidiary of Indebtedness with respect to the conduct of the Hospitality Business in an aggregate principal amount exceeding $500,000 (net of any amounts discharged during such period), or (ii) any voluntary purchase, cancellation, prepayment or complete or partial discharge in advance of a scheduled payment date with respect to, or waiver of any right of Selling Subsidiary under, any Indebtedness of or owing to Selling Subsidiary with respect to the conduct of the Hospitality Business (other than Indebtedness to Purchaser or any of its Affiliates or Associates);

         (b) any physical damage, destruction or other casualty loss (whether or not covered by insurance) affecting any of the real or personal property or equipment of Selling Subsidiary used or held for use in the conduct of the Hospitality Business in an aggregate amount exceeding $100,000;

         (c) any material change in (i) any pricing, investment, accounting, financial reporting, inventory, credit, allowance or Tax practice or policy or
(ii) any method of calculating any bad debt, contingency or other reserve of the Selling Subsidiary for accounting, financial reporting or Tax purposes;

         (d) (i) any acquisition or disposition of any Assets and Properties used or held for use in the conduct of the Hospitality Business, other than in the ordinary course of business consistent with past practice and other acquisitions or dispositions not exceeding $250,000 in the aggregate; or (ii) any creation or incurrence of a Lien, other than a Lien in favor of Purchaser or any of its Affiliates or Associates or a Permitted Lien, on any Assets and Properties used or held in the conduct of the Hospitality Business;

         (e) any entering into, amendment, modification, termination (partial or complete) or granting of a waiver under or giving any consent with respect to
(i) any Business Contract which is required (or, if entered into after the date hereof, any Contract which, if it had been in effect on the date hereof would have been required) to be disclosed in the Disclosure Schedule pursuant to Section 4.12(a) or (ii) any Business License disclosed in
Section 4.13 of the Disclosure Schedule;

         (f) capital expenditures or commitments for additions to property, plant or equipment used or held for use in the conduct of the Hospitality Business constituting capital assets in an aggregate amount exceeding $250,000;

         (g) any transaction with any officer, director, Affiliate or Associate of Selling Subsidiary (other than Purchaser or any Affiliate or Associate thereof) or any Associate of any such officer, director or Affiliate other than on an arm's-length basis; or

         (h) any entering into of a Contract to do or engage in any of the foregoing after the date hereof.

4.08     Taxes.

         (a) Each Seller has filed on a timely basis all Tax Returns it is required to have filed. All such Tax Returns are correct and complete in all respects. All Taxes required to have been paid by any Seller (whether or not shown on any Tax Return) have been paid on a timely basis. No claim has ever been made by a Taxing Authority in a jurisdiction where any Seller does not file Tax Returns that Seller may be subject to taxation by that jurisdiction. No Seller has requested or obtained any extension of time within which to file any Tax Return, which Tax Return has not since been filed.

         (b) There are no existing circumstances which reasonably may be expected to result in the assertion of any claim for Taxes against any Seller by any Taxing Authority with respect to any period for which Tax Returns have been filed or Tax is required to have been paid. There is no audit or other proceeding presently pending or threatened with regard to any Tax or Tax Return of any Seller.

         (c) No Seller has waived any statute of limitations with respect to any Tax or Tax Return or agreed to any extension of time with respect to a Tax assessment or deficiency, which has continuing effect. Each Seller has complied in all respects with all applicable laws, rules and regulations relating to withholding Taxes, including, without limitation, the withholding and reporting requirements under Sections 1441 through 1464, 3401 through 3406, and 6041 through 6048 of the Code, as well as any similar provisions under any other laws, and has, within the time and manner prescribed by law, withheld from employee wages and paid over to the proper Taxing Authority all amounts required to have been so withheld and paid.

         (d) No Asset is a safe harbor lease within the meaning of Section 168(f)(8) of the Code, as in effect prior to amendment by the Tax Equity and Fiscal Responsibility Act of 1982.

         (e) No Asset is "tax exempt use property" within the meaning of Section 168 of the Code.

         (f) Section 3.19(f) of the Disclosure Schedule lists all federal, state, local and foreign income Tax Returns filed by COPI or the Selling Subsidiaries and all property Tax Returns filed with respect to any of the Assets for Taxable Periods ended on or after January 1, 1997, indicates those federal, state, local and foreign income and property Tax Returns that have been audited, and indicates those federal, state, local and foreign income and property Tax Returns that currently are the subject of audit.

4.09     Legal Proceedings.


         Except as disclosed in Section 4.09 of the Disclosure Schedule:

         (a) there are no Actions or Proceedings pending or, to the Knowledge of COPI or Selling Subsidiary, threatened against, relating to or affecting Selling Subsidiary with respect to the Hospitality Business or any of its Assets and Properties which (i) could reasonably be expected to result in the issuance of an Order restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or any of the Operative Agreements or otherwise result in a material diminution of the benefits contemplated by this Agreement or any of the Operative Agreements to Purchaser, or (ii) if determined adversely to Selling Subsidiary, could reasonably be expected to result in (x) any injunction or other equitable relief that would interfere in any material respect with the Hospitality Business or
(y) Losses by Selling Subsidiary, individually or in the aggregate with Losses in respect of other such Actions or Proceedings, exceeding $500,000;

         (b) there are no facts or circumstances Known to COPI or Selling Subsidiary that could reasonably be expected to give rise to any Action or Proceeding that would be required to be disclosed pursuant to clause (a) above; and

         (c) there are no Orders outstanding against Selling Subsidiary with respect to the Business.

4.10     Compliance With Laws and Orders.


         Except as disclosed in Section 4.10 of the Disclosure Schedule, Selling Subsidiary is not, nor has it at any time within the last five (5) years been, nor has it received any notice that it is or has at any time within the last five (5) years been, in violation of or in default under, in any material respect, any Law or Order applicable to the Hospitality Business or the Assets.

4.11     Hotel Property Leases.


         Section 2.01(a)(i) of the Disclosure Schedule contains a true and correct list of all Hotel Property Leases. Selling Subsidiary has a valid and subsisting leasehold estate in and the right to quiet enjoyment of the real property subject to the Hotel Property Lease(s) to which it is a party for the full term thereof. The Hotel Property Leases to which Selling Subsidiary is a party are legal, valid and binding agreements, enforceable in accordance with their terms, of Selling Subsidiary and of each other Person that is a party thereto, and except as set forth in Section 4.11 of the Disclosure Schedule, there is no, nor has Selling Subsidiary received any notice of any, default (or any condition or event which, after notice or lapse of time or both, would constitute a default) thereunder. Selling Subsidiary does not owe any brokerage commissions with respect to any such leased space.

4.12     Contracts.

         (a) Section 4.12(a) of the Disclosure Schedule (with subparagraph references corresponding to those set forth below) contains a true and complete list of each of the following Contracts or other arrangements (true and complete copies or, if none, reasonably complete and accurate written descriptions of which, together with all amendments and supplements thereto and all waivers of any terms thereof, have been delivered to Purchaser prior to the execution of this Agreement) to which Selling Subsidiary is a party or by which any of the Assets is bound:

                  (i) all Contracts with any Person containing any provision or covenant prohibiting or limiting the ability of Selling Subsidiary to engage in any business activity or compete with any Person in connection with the Hospitality Business or prohibiting or limiting the ability of any Person to compete with Selling Subsidiary in connection with the Hospitality Business;

                  (ii) all partnership, joint venture, shareholders' or other similar Contracts with any Person (other than Purchaser or any of its Affiliates or Associates) in connection with the Hospitality Business;

                  (iii) all Contracts between property and assets managers and real estate developers and the Selling Subsidiary relating to the Hospitality Business;

                  (iv) all Contracts relating to the future disposition or acquisition of any Assets, other than dispositions or acquisitions in the ordinary course of business consistent with past practice; and

                  (v) all other Contracts (other than the Hotel Property Leases) with respect to the Business that (A) involve the payment or potential payment, pursuant to the terms of any such Contract, by or to Selling Subsidiary of more than $100,000 annually and (B) cannot be terminated within thirty (30) days after giving notice of termination without resulting in any material cost or penalty to Selling Subsidiary.

         (b) Each Contract required to be disclosed in Section 4.12(a) of the Disclosure Schedule is in full force and effect and constitutes a legal, valid and binding agreement, enforceable in accordance with its terms, of each party thereto; and neither Selling Subsidiary nor, to the Knowledge of COPI or Selling Subsidiary, any other party to such Contract is, or has received notice that it is, in violation or breach of or default under any such Contract (or with notice or lapse of time or both, would be in violation or breach of or default under any such Contract) in any material respect.

4.13     Licenses.


         Prior to the execution of this Agreement, Selling Subsidiary has delivered to Purchaser true and complete copies of all material Licenses used or held for use by Selling Subsidiary in the Hospitality Business (and all pending applications for any such Licenses). Except as disclosed in Section 4.13 of the Disclosure Schedule:

         (a) Selling Subsidiary owns or validly holds all Licenses that are material, individually or in the aggregate, to the Hospitality Business;

         (b) each such License is valid, binding and in full force and effect;

         (c) Selling Subsidiary is not, nor has it received any notice that it is, in default (or with the giving of notice or lapse of time or both, would be in default) under any such License; and

         (d) the execution, delivery and performance by Selling Subsidiary of this Agreement and the Operative Agreements to which it is a party, and the consummation of the transactions contemplated hereby and thereby, will not (i) result in or give to any Person any right of termination, cancellation, acceleration or modification in or with respect to, (ii) result in or give to any Person any additional rights or entitlement to increased, additional, accelerated or guaranteed payments under, or (iii) result in the creation or imposition of any Lien upon Selling Subsidiary or any of its Assets and Properties under, any such License.

4.14     Insurance.


         Selling Subsidiary maintains liability, property, workers' compensation and other insurance policies in amounts and coverages that are reasonable and customary for Persons engaged in the Hospitality Business and having such Assets and Properties. Each such insurance policy is valid and binding and in full force and effect, no premiums due thereunder have not been paid and Selling Subsidiary has not received any notice of cancellation or termination in respect of any such policy or is in default thereunder. Such insurance policies are placed with financially sound and reputable insurers. Neither the Selling Subsidiary nor the Person to whom such policy has been issued has received notice that any insurer under any policy referred to in this Section is denying liability with respect to a claim thereunder or defending under a reservation of rights clause.

4.15     Affiliate Transactions.

         No officer, director, Affiliate or Associate of Selling Subsidiary (other than Purchaser or any Affiliate or Associate thereof) or any Associate of any such officer, director or Affiliate provides or causes to be provided any assets, services or facilities used or held for use in connection with the Hospitality Business with a value (on an annual basis for ongoing relationships) in excess of $100,000, and (ii) the Hospitality Business does not provide or cause to be provided any assets, services or facilities to any such officer, director, Affiliate or Associate with a value (on an annual basis for ongoing relationships) in excess of $100,000.

4.16     Employees.


         Selling Subsidiary does not employ any Persons in connection with the operation of the Hospitality Business.

4.17     Conveyance of Interests.


         The sale of the Assets by the Selling Subsidiary to Purchaser pursuant to this Agreement will effectively convey to Purchaser all of Selling Subsidiary's interest in the Hospitality Business and all of the tangible and intangible property used by Selling Subsidiary (whether owned, leased or held under license by Selling Subsidiary, by any of Selling Subsidiary's Affiliates or Associates or by others) in connection with the conduct of the Hospitality Business as heretofore conducted by Selling Subsidiary (except for the Excluded Assets).

4.18     Brokers.


         All negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by Selling Subsidiary directly with Purchaser without the intervention of any Person on behalf of Selling Subsidiary in such manner as to give rise to any valid claim by any Person against Purchaser for a finder's fee, brokerage commission or similar payment.

4.19     Disclosure.


         No representation or warranty contained in this Agreement, and no statement contained in the Disclosure Schedule or in any certificate, list or other writing furnished to Purchaser pursuant to any provision of this Agreement, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements herein or therein, in the light of the circumstances under which they were made, not misleading.

                                   ARTICLE V

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER


         Purchaser hereby represents and warrants to each of the Sellers as follows:

5.01     Organization.


         Purchaser is a limited partnership duly organized, validly existing and in good standing under the Laws of the State of Delaware.

5.02     Authority.


         Purchaser has full partnership power and authority to enter into this Agreement and the Operative Agreements to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Purchaser of this Agreement and the Operative Agreements to which it is a party, and the performance by Purchaser of its obligations hereunder and thereunder, have been duly and validly authorized by the general partner of Purchaser, no other corporate action on the part of Purchaser or its partners being necessary. This Agreement has been duly and validly executed and delivered by Purchaser and constitutes, and upon the execution and delivery by Purchaser of the Operative Agreements to which it is a party, such Operative Agreements will constitute, legal, valid and binding obligations of Purchaser enforceable against Purchaser in accordance with their terms.

5.03     No Conflicts.



         The execution and delivery by Purchaser of this Agreement do not, and the execution and delivery by Purchaser of the Operative Agreements to which it is a party, the performance by Purchaser of its obligations under this Agreement and such Operative Agreements and the consummation of the transactions contemplated hereby and thereby will not:


         (a) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the certificate of limited partnership or limited partnership agreement of Purchaser;

         (b) conflict with or result in a violation or breach of any term or provision of any Law or Order applicable to Purchaser or any of its Assets and Properties; or

         (c) except as disclosed in Section 5.03 of the Disclosure Schedule, (i) conflict with or result in a violation or breach of, (ii) constitute (with or without notice or lapse of time or both) a default under, (iii) require Purchaser to obtain any consent, approval or action of, make any filing with or give any notice to any Person as a result or under the terms of, or (iv) result in the creation or imposition of any Lien upon Purchaser or any of its Assets or Properties under, any Contract or License to which Purchaser is a party or by which any of its Assets and Properties is bound, except where such violation, breach or default or creation or imposition of Lien, individually or in the aggregate, would not have a material adverse effect on the Condition of Purchaser.

5.04     Governmental Approvals and Filings.


         Except for (i) any filings required under the HSR Act, (ii) any filings required under the "blue sky" or securities laws of any state, and (iii) as disclosed in Section 5.04 of the Disclosure Schedule, no consent, approval or action of, filing with or notice to any Governmental or Regulatory Authority on the part of Purchaser is required in connection with the execution, delivery and performance of this Agreement or the Operative Agreements to which it is a party or the consummation of the transactions contemplated hereby or thereby.

5.05     Legal Proceedings.


         There are no Actions or Proceedings pending or, to the knowledge of Purchaser, threatened against, relating to or affecting Purchaser or any of its Assets and Properties which could reasonably be expected to result in the issuance of an order restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or any of the Operative Agreements.

5.06     Brokers.


         All negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by Purchaser directly with the Sellers without the intervention of any Person on behalf of Purchaser in such manner as to give rise to any valid claim by any Person against the Sellers for a finder's fee, brokerage commission or similar payment.

5.07     Disclosure.


         No representation or warranty contained in this Agreement, and no statement contained in any Schedule or in any certificate, list or other writing furnished to the Sellers pursuant to any provision of this Agreement, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements herein or therein, in the light of the circumstances under which they were made, not misleading.

5.08     Investment Intent.


         Purchaser is acquiring the Stock for its own account for investment and not with a view to, or for sale or other disposition in connection with, any distribution of all or any part thereof. In acquiring the Stock, Purchaser is not offering or selling, and will not offer or sell, for Seller in connection with any distribution of the Stock, and the Purchaser does not have a participation and will not participate in any such undertaking or in any underwriting of such undertaking except in compliance with applicable federal and state securities laws.

5.09     Investment Experience.


         Purchaser acknowledges that it is able to fend for itself, can bear the economic risk of its investment in the Stock, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Stock. Purchaser represents that it has not been organized for the purposes of acquiring the Stock. Purchaser is an "accredited investor" as such term is defined in Regulation D under the Securities Act.

5.10     Restricted Securities.


         Purchaser understands that the Stock will not have been registered pursuant to the Securities Act or any applicable state securities laws, and that the Stock will be characterized as "restricted securities" under federal securities laws, and that under such laws and applicable regulations the Stock cannot be sold or otherwise disposed of without registration under the Securities Act or an exemption thereof.

5.11     Independent Verification.


         Purchaser hereby acknowledges and affirms that it has completed its own independent investigation, analysis and evaluation of the Assets, Stock and Business, that it has made all such reviews and inspections of the Condition of the Business as is deemed necessary or appropriate, and that in making its decision to enter into this Agreement and to consummate the transactions contemplated hereby it has relied solely on (i) its own independent investigation, analysis and evaluation of the Assets, Stock and Business and
(ii) the representations and warranties of the Sellers contained in Article III and Article IV above. The foregoing, however, shall not limit or modify the representations and warranties of the Sellers contained in Article III and
Article IV above.

                                   ARTICLE VI

                              COVENANTS OF SELLERS


         Each Seller covenants and agrees with Purchaser that, at all times from and after the date hereof until the Closing and, with respect to any covenant or agreement by its terms to be performed in whole or in part after the Closing, for the period specified herein or, if no period is specified herein, indefinitely, Seller will comply with all covenants and provisions of this Article VI, except to the extent Purchaser may otherwise consent in writing.

6.01     Regulatory and Other Approvals.


         Seller will (i) proceed diligently and in good faith and use its commercially reasonable efforts to obtain all consents, approvals or actions of, to make all filings with and to give all notices to Governmental or Regulatory Authorities or any other Person required of Seller to consummate the transactions contemplated hereby and by the Operative Agreements, (ii) provide such other information and communications to such Governmental or Regulatory Authorities or other Persons as Purchaser or such Governmental or Regulatory Authorities or other Persons may reasonably request in connection therewith and
(iii) cooperate with Purchaser as promptly as practicable in obtaining all consents, approvals or actions of, making all filings with and giving all notices to Governmental or Regulatory Authorities or other Persons required of Purchaser to consummate the transactions contemplated hereby and by the Operative Agreements. Seller will provide prompt notification to Purchaser when any such consent, approval, action, filing or notice referred to in clause (i) above is obtained, taken, made or given, as applicable, and will advise Purchaser of any communications (and, unless precluded by Law, provide copies of any such communications that are in writing) with any Governmental or Regulatory Authority or other Person regarding any of the transactions contemplated by this Agreement or any of the Operative Agreements.

6.02     HSR Filings.


         In addition to and not in limitation of each of Seller's covenants contained in Section 6.01, Seller will (i) take promptly all actions necessary to make the filings required of Seller or its Affiliates under the HSR Act, (ii) comply at the earliest practicable date with any request for additional information received by Seller or its Affiliates from the Federal Trade Commission or the Antitrust Division of the Department of Justice pursuant to the HSR Act and (iii) cooperate with Purchaser in connection with Purchaser's filing under the HSR Act and in connection with resolving any investigation or other inquiry concerning the transactions contemplated by this Agreement commenced by either the Federal Trade Commission or the Antitrust Division of the Department of Justice or state attorneys general.

6.03     Investigation by Purchaser.


         Seller will, and will cause the Decontrolled Entities and Decontrolled Entity Subsidiaries to, (i) provide Purchaser and its Representatives with full access, upon reasonable prior notice and during normal business hours, to the Decontrolled Business Employees and such other officers, employees and agents of Seller, the Decontrolled Entities and Decontrolled Entity Subsidiaries who have any responsibility for the conduct of the Business, to Seller's, the Decontrolled Entities' and Decontrolled Entity Subsidiaries' accountants and to the Assets and Stock, and (ii) furnish Purchaser and such other Persons with all such information and data (including without limitation copies of Contracts, Licenses, Benefit Plans and other Books and Records) concerning the Business, the Stock, the Assets and the Assumed Liabilities as Purchaser or any of its Representatives reasonably may request in connection with such investigation.

6.04     No Solicitation.

         (a) Seller will not take, nor will it permit any Affiliate of Seller (or authorize or permit any investment banker, financial advisor, attorney, accountant or other Person retained by or acting for or on behalf of Seller or any such Affiliate) to take, directly or indirectly, any action to initiate, assist, solicit, receive, negotiate, encourage or accept any offer or inquiry from any Person (i) to reach any agreement or understanding (whether or not such agreement or understanding is absolute, revocable, contingent or conditional) for, or otherwise attempt to consummate, the sale of any portion of the Business to any Person, other than Purchaser or its Affiliates or (ii) to furnish or cause to be furnished any information with respect to the Business to any Person (other than as contemplated by Section 6.03) who Seller or such Affiliate (or any such Person acting for or on their behalf) knows or has reason to believe is in the process of considering any acquisition of any portion of the Business. If the Seller or any such Affiliate (or any such Person acting for or on their behalf) receives from any Person (other than Purchaser or any other Person referred to in Section 6.03) any offer, inquiry or informational request referred to above, the Seller will promptly advise such Person, by written notice, of the terms of this Section 6.04 and will promptly, orally and in writing, advise Purchaser of such offer, inquiry or request and deliver a copy of such notice to Purchaser.

         (b) Nothing contained in this Section shall prohibit COPI from (i) furnishing information to or entering into discussions or negotiations with, any person or entity that makes an unsolicited Acquisition Proposal, if, and only to the extent that (A) a majority of the Board of Directors of COPI determines in good faith, based upon the advice of its outside counsel, that such action is required for the Board of Directors of COPI to comply with its fiduciary duties to shareholders imposed by Delaware law and (B) prior to furnishing such information to, or entering into discussions or negotiations with, such person or entity, COPI provides written notice to Purchaser to the effect that it is furnishing information to, or entering into discussions with, such person or entity; and (ii) making any disclosure required by applicable law with regard to an Acquisition Proposal. COPI will keep Purchaser advised on a current basis of any developments with respect thereto.

         (c) Nothing in this Section shall (i) permit COPI to terminate this Agreement (except as specifically provided in Article XIII hereof), (ii) permit COPI to enter into an agreement for an Acquisition Proposal (as defined below) during the term of this Agreement or (iii) affect any other obligation of COPI under this Agreement. Notwithstanding the foregoing, the Board of Directors of COPI, to the extent required by the fiduciary obligations thereof, may approve or recommend (and, in connection therewith, withdraw or modify its approval or recommendation of this Agreement and the transactions contemplated hereby in accordance with Section 6.08(b) hereof) a Superior Acquisition Proposal (as defined below), subject to the terms set forth in this Section.

         (d) For purposes of this Agreement, (i) "Acquisition Proposal" means any offer or proposal, or any indication of interest in making an offer or proposal, made by a Person or group at any time which is (A) structured to permit such Person or group to acquire beneficial ownership of any portion of the Business, or at least 20% of the equity interest in, any Seller pursuant to a merger, consolidation or other combination, sale of shares of capital stock, sale of assets, tender offer or exchange offer or similar transaction, including any single or multi-step transaction or series of related transactions, in each case other than the transactions contemplated hereby or

(B) relates to any other transaction the consummation of which would reasonably be expected to impede, interfere with, prevent or materially delay the transactions contemplated hereby and (ii) "Superior Proposal" means any unsolicited, bona fide Acquisition Proposal made in writing in respect of which the Board of Directors of COPI has reasonably determined in good faith after receiving the written advice of its independent financial advisors, that (A) the potential acquiror has the financial wherewithal to consummate such Acquisition Proposal, (B) such Acquisition Proposal would, if consummated, result in a transaction that is more favorable to COPI's shareholders than the transactions contemplated by this Agreement from a financial point of view and (C) such Acquisition Proposal is reasonably likely to be consummated in a timely manner.


6.05     Conduct of Business.


         Seller will, and will cause the Decontrolled Entities and Decontrolled Entity Subsidiaries to,

         (a) operate the Business only in the ordinary course consistent with past practice;

         (b) use commercially reasonable efforts to (i) preserve intact the present business organization and reputation of the Business, (ii) keep available (subject to dismissals and retirements in the ordinary course of business consistent with past practice) the services of the Decontrolled Business Employees, (iii) maintain the Assets in good working order and condition, ordinary wear and tear excepted, (iv) maintain the good will of customers, suppliers, lenders and other Persons to whom Seller sells goods or provides services or with whom Seller otherwise has significant business relationships in connection with the Business and (v) continue all current asset and property management, real estate development, sales, marketing and promotional activities relating to the Business;

         (c) except to the extent required by applicable Law, (i) cause the Books and Records to be maintained in the usual, regular and ordinary manner (and, for COPI, in accordance with GAAP consistently applied and not change in any material manner any of its methods, principles or practices of accounting in effect at the COPI Financial Statement Date, except as may be required by the SEC, applicable law or GAAP), and (ii) not permit any material change in any pricing, investment, accounting, financial reporting, inventory, credit, allowance or Tax practice or policy of Seller that would adversely affect the Business, the Stock, the Assets or the Assumed Liabilities;

         (d) use commercially reasonable efforts to maintain in full force and effect until the Closing substantially the same levels of coverage as the insurance afforded under the Contracts listed in Section 3.27 and 4.14 of the Disclosure Schedule;

         (e) comply, in all material respects, with all Laws and Orders applicable to the Business and promptly following receipt thereof to give Purchaser copies of any notice received from any Governmental or Regulatory Authority or other Person alleging any violation of any such Law or Order;

         (f) promptly notify Purchaser of any material emergency or other material change in the Condition of the Seller or the Business, or of any material governmental complaints, investigations or hearings (or communications indicating that the same may be contemplated); and

         (g) duly and timely file all reports, Tax Returns and other documents required to be filed with Government Authorities, subject to extensions permitted by law, provided Seller notifies Purchaser that it is availing itself of such extension.

6.06     Employee Matters.


         Except as may be required by Law, Seller will refrain from directly or indirectly:

         (a) making any representation or promise, oral or written, to any Decontrolled Business Employee concerning any Benefit Plan, except for statements as to the rights or accrued benefits of any Decontrolled Business Employee under the terms of any Benefit Plan;

         (b) making any increase in the salary, wages or other compensation of any Decontrolled Business Employee whose annual salary is or, after giving effect to such change, would be $75,000 or more;

         (c) adopting, entering into or becoming bound by any Benefit Plan, employment-related Contract or collective bargaining agreement with respect to the Business or any of the Decontrolled Business Employees, or amending, modifying or terminating (partially or completely) any such Benefit Plan, employment-related Contract or collective bargaining agreement, except to the extent required by applicable Law and, in the event compliance with legal requirements presents options, only to the extent that the option which the Seller reasonably believes to be the least costly is chosen; or

         (d) establishing or modifying any (i) targets, goals, pools or similar provisions in respect of any fiscal year under any Benefit Plan or any employment-related Contract or other compensation arrangement with or for Decontrolled Business Employees or (ii) salary ranges, increase guidelines or similar provisions in respect of any Benefit Plan or any employment-related Contract or other compensation arrangement with or for Decontrolled Business Employees.


         Seller will administer each Benefit Plan, or cause the same to be so administered, in all material respects in accordance with the applicable provisions of the Code, ERISA and all other applicable Laws. Seller will promptly notify Purchaser in writing of each receipt by Seller (and furnish Purchaser with copies) of any notice of investigation or administrative proceeding by the IRS, Department of Labor, PBGC or other Person involving any Benefit Plan.

6.07     Certain Restrictions.


         Seller will, and will cause the Decontrolled Entities and Decontrolled Entity Subsidiaries to, refrain from:

         (a) subject to Section 6.04, acquiring or disposing of any Assets and Properties used or held for use in the conduct of the Business, other than in the ordinary course of business consistent with past practice, or creating or incurring any Lien, other than a Lien in favor of Purchaser or any of its Affiliates or Associates or a Permitted Lien, on any Assets and Properties used or held for use in the conduct of the Business;

         (b) entering into, amending, modifying, terminating (partially or completely), granting any waiver under or giving any consent with respect to any material Contract or any material License, other than in the ordinary course of business;

         (c) violating, breaching or defaulting under in any material respect, or taking or failing to take any action that (with or without notice or lapse of time or both) would constitute a material violation or breach of, or default under, any term or provision of any Contract or any material License;

         (d) incurring, purchasing, canceling, prepaying or otherwise providing for a complete or partial discharge in advance of a scheduled payment date with respect to, or waiving any right of Seller, any Decontrolled Entity or Decontrolled Entity Subsidiary under, any Liability of or owing to Seller, any Decontrolled Entity or Decontrolled Entity Subsidiary in connection with the Business, other than in the ordinary course of business consistent with past practice;

         (e) subject to Section 6.04, engaging with any Person in any Business Combination, unless such Person agrees in a written instrument in form and substance reasonably satisfactory to Purchaser to adopt and comply with the terms and conditions of this Agreement as though such Person was an original signatory hereto;

         (f) engaging in any transaction with respect to the Business with any officer, director, Affiliate or Associate of Seller, any Decontrolled Entity or Decontrolled Entity Subsidiary (other than Purchaser or any Affiliate or Associate thereof), or any Associate of any such officer, director or Affiliate, either outside the ordinary course of business consistent with past practice or other than on an arm's-length basis;

         (g) making capital expenditures or commitments for additions to property, plant or equipment constituting capital assets on behalf of the Business in an aggregate amount exceeding $75,000;

         (h) amending the certificate or articles of incorporation, certificate or articles of organization or operating agreement, or certificate or articles of limited partnership or limited partnership agreement, as the case may be, of any Decontrolled Entity or Decontrolled Entity Subsidiary; or

         (i) entering into any Contract to do or engage in any of the foregoing.

6.08     Preparation of the Proxy Statement; COPI Shareholders Meeting.

         (a) As promptly as practicable after execution of this Agreement, COPI shall prepare and file with the SEC (with appropriate requests for confidential treatment, unless the parties hereto otherwise agree) under the Exchange Act, one or more proxy statements and forms of proxies (such proxy statement(s) together with any amendments to supplements thereto, the "Proxy Statement") relating to the shareholder meeting of COPI and the COPI Shareholder Approvals. COPI will cause the Proxy Statement to comply as to form in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the rules and regulations thereunder. Purchaser shall furnish all information about itself and its business and operations and all necessary financial information to COPI as COPI may reasonably request in connection with the preparation of the Proxy Statement. COPI and Purchaser agree to correct promptly any information provided by it for use in the Proxy Statement if and to the extent that such information shall have become false or misleading in any material respect, and COPI further agrees to take all steps necessary to amend or supplement the Proxy Statement and to cause the Proxy Statement as so amended or supplemented to be filed with the SEC and to be disseminated to its shareholders to the extent required by applicable federal and state securities laws. COPI and Purchaser agree that the information provided by them for inclusion in the Proxy Statement and each amendment or supplement thereto, at the time of mailing thereof and at the time of the meeting of shareholders of COPI, will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. COPI will advise and deliver copies (if any) to Purchaser, promptly after it receives notice thereof, of any request by the SEC for amendment of the Proxy Statement or comments thereon and responses thereto or requests by the SEC for additional information (regardless whether such requests relate to COPI or Purchaser). COPI shall use its best efforts to timely mail the Proxy Statement to its shareholders.

         (b) COPI will duly call and as soon as practicable following the date of this Agreement (but in no event sooner than 20 business days following the date the Proxy Statement is mailed to the shareholders of COPI), give notice of, convene and hold a meeting of its shareholders (the "COPI Shareholders Meeting") for the purpose of obtaining the COPI Shareholder Approvals. COPI will, through its Board of Directors, recommend to its shareholders approval of (i) this Agreement and the transactions contemplated hereby, (ii) the Securities Purchase Agreement and the transactions contemplated hereby, (iii) the election of seven directors of COPI and (iv) the amendments to the Amended and Restated Certificate of Incorporation of COPI to increase the number of authorized shares of COPI common stock and to amend the purpose of COPI; provided, however, that prior to the COPI Shareholders Meeting, such recommendation may be withdrawn, modified or amended if a majority of the Board of Directors determines in good faith, based upon the advice of its outside counsel, that such action is required for the Board of Directors to comply with its fiduciary duties to its shareholders imposed by Delaware law in order to approve or recommend a Superior Acquisition Proposal. The COPI Shareholders Meeting shall be held on a day not later than 45 days after the date the Proxy Statement is mailed.

         (c) If on the date for the COPI Shareholders Meeting, COPI has not received duly executed proxies for a sufficient number of votes to approve the COPI Shareholder Approvals (but less than 50% of the outstanding shares of COPI common stock have voted against the COPI Shareholder Approvals), then COPI shall recommend the adjournment of the COPI Shareholder Meeting until a date not later than the date 10 days after the originally scheduled date of the COPI Shareholder Meeting.

6.09     Delivery of Books and Records, etc.; Removal of Property.


         On the Closing Date, each Seller will deliver or make available, or cause the Decontrolled Entities and Decontrolled Entity Subsidiaries to deliver or make available, to Purchaser at the locations at which the Business is conducted all of the Books and Records related to the Business, the Stock and such other Assets as are in Seller's possession at other locations, and if at any time after the Closing Seller discovers in its possession or under its control any other Books and Records or other Assets, it will forthwith deliver such Books and Records or other Assets to Purchaser.

6.10     Notice and Cure.


         Seller will notify Purchaser in writing (where appropriate, through updates to the Disclosure Schedule) of, and contemporaneously will provide Purchaser with true and complete copies of any and all information or documents relating to, and will use all commercially reasonable efforts to cure before the Closing, any event, transaction or circumstance, as soon as practicable after it becomes Known to Seller, occurring after the date of this Agreement that causes or will cause any covenant or agreement of Seller under this Agreement to be breached or that renders or will render untrue any representation or warranty of Seller contained in this Agreement as if the same were made on or as of the date of such event, transaction or circumstance. Seller also will notify Purchaser in writing (where appropriate, through updates to the Disclosure Schedule) of, and will use all commercially reasonable efforts to cure, before the Closing, any violation or breach, as soon as practicable after it becomes Known to Seller, of any representation, warranty, covenant or agreement made by Seller in this Agreement, whether occurring or arising before, on or after the date of this Agreement. No notice given pursuant to this Section shall have any effect on the representations, warranties, covenants or agreements contained in this Agreement for purposes of determining satisfaction of any condition contained herein or shall in any way limit Purchaser's right to seek indemnity under Article XII.

6.11     Resignations.


         On the Closing Date, COPI and COPI Colorado shall cause Jeffrey L. Stevens and any other COPI officer, director or employee to resign, effective as of the Closing Date, from all director and officer positions of the Decontrolled Entities and Decontrolled Entity Subsidiaries.

6.12     Fulfillment of Conditions.


         Seller will execute and deliver at the Closing each Operative Agreement that Seller is required hereby to execute and deliver as a condition to the Closing, will take all commercially reasonable steps necessary or desirable and proceed diligently and in good faith to satisfy each other condition to the obligations of Purchaser contained in this Agreement and will not take or fail to take any action that could reasonably be expected to result in the nonfulfillment of any such condition.

6.13     COPI Colorado Distributions.


         COPI Colorado shall not make any actual, constructive or deemed distribution in respect of any of its partnership interests or otherwise make payments to its partners in their capacity as such. Notwithstanding the foregoing, simultaneously with the Closing, COPI Colorado shall distribute all of its assets to its partners pro rata in accordance with the terms of the Agreement of Limited Partnership of COPI Colorado, L.P. dated September 11, 1998, as amended.

                                  ARTICLE VII

                             COVENANTS OF PURCHASER


         Purchaser covenants and agrees with each of the Sellers that, at all times from and after the date hereof until the Closing, Purchaser will comply with all covenants and provisions of this Article VII, except to the extent that the Sellers may otherwise consent in writing.

7.01     Regulatory and Other Approvals.


         Purchaser will (i) proceed diligently and in good faith and use its commercially reasonable efforts, as promptly as practicable to obtain all consents, approvals or actions of, to make all filings with and to give all notices to Governmental or Regulatory Authorities or any other Person required of Purchaser to consummate the transactions contemplated hereby and by the Operative Agreements, including without limitation those described in Sections
5.03 and 5.04 of the Disclosure Schedule, (ii) provide such other information and communications to such Governmental or Regulatory Authorities or other Persons as the Sellers or such Governmental or Regulatory Authorities or other Persons may reasonably request in connection therewith and (iii) cooperate with the Sellers as promptly as practicable in obtaining all consents, approvals or actions of, making all filings with and giving all notices to Governmental or Regulatory Authorities or other Persons required of the Sellers to consummate the transactions contemplated hereby and by the Operative Agreements. Purchaser will provide prompt notification to COPI when any such consent, approval, action, filing or notice referred to in clause (i) above is obtained, taken, made or given, as applicable, and will advise COPI of any communications (and, unless precluded by Law, provide copies of any such communications that are in writing) with any Governmental or Regulatory Authority or other Person regarding any of the transactions contemplated by this Agreement or any of the Operative Agreements.

7.02     HSR Filings.


         In addition to and without limiting Purchaser's covenants contained in
Section 7.01, Purchaser will (i) take promptly all actions necessary to make the filings required of the Purchaser or its Affiliates under the HSR Act, (ii) comply at the earliest practicable date with any request for additional information received by Purchaser or its Affiliates from the Federal Trade Commission or the Antitrust Division of the Department of Justice pursuant to the HSR Act and (iii) cooperate with the Sellers in connection with Sellers' filing under the HSR Act and in connection with resolving any investigation or other regulatory inquiry concerning the transactions contemplated by this Agreement commenced by either the Federal Trade Commission or the Antitrust Division of the Department of Justice or state attorneys general.

7.03     Notice and Cure.



         Purchaser will notify COPI in writing of, and contemporaneously will provide COPI with true and complete copies of any and all information or documents relating to, and will use all commercially reasonable efforts to cure before the Closing, any event, transaction or circumstance, as soon as practicable after it becomes known to Purchaser, occurring after the date of this Agreement that causes or will cause any covenant or agreement of Purchaser under this Agreement to be breached or that renders or will render untrue any representation or warranty of Purchaser contained in this Agreement as if the same were made on or as of the date of such event, transaction or circumstance. Purchaser also will notify COPI in writing of, and will use all commercially reasonable efforts to cure, before the Closing, any violation or breach, as soon as practicable after it becomes known to Purchaser, of any representation, warranty, covenant or agreement made by Purchaser in this Agreement, whether occurring or arising before, on or after the date of this Agreement. No notice given pursuant to this Section shall have any effect on the representations, warranties, covenants or agreements contained in this Agreement for purposes of determining satisfaction of any condition contained herein or shall in any way limit Sellers' right to seek indemnity under Article XII.


7.04     Fulfillment of Conditions.


         Purchaser will execute and deliver at the Closing each Operative Agreement that Purchaser is hereby required to execute and deliver as a condition to the Closing, will take all commercially reasonable steps necessary or desirable and proceed diligently and in good faith to satisfy each other condition to the obligations of the Sellers contained in this Agreement and will not take or fail to take any action that could reasonably be expected to result in the nonfulfillment of any such condition.

                                  ARTICLE VIII

                     CONDITIONS TO OBLIGATIONS OF PURCHASER


         The obligations of Purchaser hereunder are subject to the fulfillment, at or before the Closing, of each of the following conditions (all or any of which may be waived in whole or in part by Purchaser in its sole discretion):

8.01     Representations and Warranties.


         Each of the representations and warranties made by each of the Sellers in this Agreement (other than those made as of a specified date earlier than the Closing Date) shall be true and correct in all material respects on and as of the Closing Date as though such representation or warranty was made on and as of the Closing Date, and any representation or warranty made as of a specified date earlier than the Closing Date shall have been true and correct in all material respects on and as of such earlier date.

8.02     Performance.


         Each of the Sellers shall have performed and complied with, in all material respects, each agreement, covenant and obligation required by this Agreement to be so performed or complied with by the Seller at or before the Closing.

8.03     Officers' Certificates.


         Each of the Sellers shall have delivered to Purchaser a certificate, dated the Closing Date and executed by the Chairman of the Board, the President or any Executive or Senior Vice President of Seller, or the general partner or managing member of Seller, substantially in the form and to the effect of Exhibit D hereto, and a certificate, dated the Closing Date and executed by the Secretary or any Assistant Secretary of Seller, or the general partner or managing member of Seller, substantially in the form and to the effect of Exhibit E hereto.

8.04     Orders and Laws.


         There shall not be in effect on the Closing Date any Order or Law restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or any of the Operative Agreements or which could reasonably be expected to otherwise result in a material diminution of the benefits of the transactions contemplated by this Agreement or any of the Operative Agreements to Purchaser, and there shall not be pending or threatened on the Closing Date any Action or Proceeding or any other action in, before or by any Governmental or Regulatory Authority which could reasonably be expected to result in the issuance of any such Order or the enactment, promulgation or deemed applicability to Purchaser or the transactions contemplated by this Agreement or any of the Operative Agreements of any such Law.

8.05     COPI Shareholder Approval.


         This Agreement and the transactions contemplated hereby, the Securities Purchase Agreement and the transactions contemplated thereby, the election of seven directors of COPI and the amendments to the Amended and Restated Certificate of Incorporation of COPI to increase the number of authorized shares of COPI common stock and to amend the purpose of COPI shall have been approved and adopted by the COPI Shareholder Approval.

8.06     Amendments to Amended and Restated Certificate of Incorporation of
         COPI.


         Purchaser shall have received evidence reasonably satisfactory to Purchaser that the amendments to the Amended and Restated Certificate of Incorporation shall have been filed with the Delaware Secretary of State in the form attached to the Proxy Statement.

8.07     Regulatory Consents and Approvals.


         All consents, approvals and actions of, filings with and notices to any Governmental or Regulatory Authority listed on Sections 3.14 and 4.04 of the Disclosure Schedule (i) shall have been duly obtained, made or given, (ii) shall be in form and substance reasonably satisfactory to Purchaser, (iii) shall not be subject to the satisfaction of any condition that has not been satisfied or waived and (iv) shall be in full force and effect, and all terminations or expirations of waiting periods imposed by any Governmental or Regulatory Authority necessary for the consummation of the transactions contemplated by this Agreement and the Operative Agreements, including under the HSR Act, shall have occurred.

8.08     Third Party Consents.


         All consents (or in lieu thereof waivers) listed on Sections 3.13, 4.03 and 5.03 of the Disclosure Schedule (a) shall have been obtained, (b) shall be in form and substance reasonably satisfactory to Purchaser, (c) shall not be subject to the satisfaction of any condition that has not been satisfied or waived and (d) shall be in full force and effect.

8.09     Termination Agreement.


         COPI shall have entered into the Termination Agreement, substantially in the form and to the effect of Exhibit F attached hereto.

8.10     Securities Purchase Agreement.


         The closing of the transactions contemplated by the Securities Purchase Agreement shall occur contemporaneously with the Closing.

8.11     Taxable REIT Subsidiary Status.


         Purchaser shall have received evidence satisfactory to Purchaser, in its sole discretion, that the certificate or articles of incorporation or by-laws, certificate or articles of organization or operating agreement, or certificate or articles of limited partnership or limited partnership agreement, as the case may be, of each corporation, partnership, limited liability company, joint venture, trust or other legal entity of which any Decontrolled Entity owns (either directly or indirectly) any interest or investment, whether equity or debt, other than investments in short-term investment securities, has been amended to provide that such entity shall not be permitted to jeopardize "taxable REIT subsidiary," or "TRS," status of the respective Decontrolled Entity.

8.12     Opinions of Counsel.


         Purchaser shall have received (i) the opinion of Thompson & Knight L.L.P., counsel to each of the Sellers, dated the Closing Date, substantially in the form and to the effect of Exhibit G-1 attached hereto and (ii) the opinion of Robinson & Bowden L.L.P., counsel to each of the Sellers, dated the Closing Date, substantially in the form and to the effect of Exhibit G-2 attached hereto.

8.13     Crescent REIT Fairness Opinion.


         The written opinion of J.P. Morgan Securities Inc., the financial advisor to the Intercompany Committee of Crescent Real Estate Equities Company ("Crescent REIT"), dated February 7, 2001 to the effect that the proposed consideration to be paid by Purchaser for the Assets and Stock is fair, from a financial point of view, to Crescent REIT, including its Subsidiaries and Affiliates shall be in full force and effect and shall not have been withdrawn or modified in any manner.

8.14     Assignment, Assumption and Amendment of Leases.


         For each of the Hotel Property Leases described in Section 2.01(a)(i) of the Disclosure Schedule, each Selling Subsidiary shall have delivered to Purchaser a duly executed Assignment, Assumption and Amendment of Lease for each Hotel Property for which it is a lessee, substantially in the form and to the effect of Exhibit B attached hereto.

8.15     Mutual Release.


         COPI shall have entered into the Mutual Release, substantially in the form and to the effect of Exhibit H attached hereto.

8.16     Deliveries Related to Purchase of Assets.

         (a) Each of the Selling Subsidiaries shall have delivered to Purchaser duly executed copies of the General Assignment and the other Assignment Instruments.

         (b) Each Seller shall have delivered to Purchaser a Foreign Investment and Real Property Tax Act of 1980 ("FIRPTA") Certification, which (i) states that such Person is not a foreign person, (ii) sets forth such Person's name, identifying number and address, and (iii) is signed by such Person under penalties of perjury, meeting the requirement of Treasury Regulation Section 1.1445-2(b)(2).

8.17     Deliveries Related to Purchase of Stock.

         (a) COPI and COPI Colorado shall have furnished Purchaser with one or more certificates representing the Stock, duly endorsed or accompanied by stock powers duly executed in blank having all necessary transfer stamps attached thereto.

         (b) COPI and COPI Colorado shall have furnished Purchaser with resignation letters from Jeffrey L. Stevens and any other COPI officer, director or employee from all director and officer positions of the Decontrolled Entities and Decontrolled Entity Subsidiaries.

         (c) COPI shall have delivered an executed signature page to the Amendment to Operating Agreement of CR License acknowledging the transfer of COPI's 1.5% membership interest in CR License to Purchaser and the admission of the Purchaser as a member of CR License.

8.18     No Material Adverse Change.


         There shall not have occurred any material adverse change to the Condition of each of the Sellers, the Assets or the Business.

                                   ARTICLE IX

                     CONDITIONS TO OBLIGATIONS OF THE SELLER


         The obligations of each of the Sellers hereunder are subject to the fulfillment, at or before the Closing, of each of the following conditions (all or any of which may be waived in whole or in part by Seller in its sole discretion):

9.01     Representations and Warranties.


         Each of the representations and warranties made by Purchaser in this Agreement shall be true and correct in all material respects on and as of the Closing Date as though such representation or warranty was made on and as of the Closing Date.

9.02     Performance.


         Purchaser shall have performed and complied with, in all material respects, each agreement, covenant and obligation required by this Agreement to be so performed or complied with by Purchaser at or before the Closing.

9.03     Officers' Certificates.


         Purchaser shall have delivered to Seller a certificate, dated the Closing Date and executed by the Chairman of the Board, the President or any Executive or Senior Vice President of the general partner of Purchaser, substantially in the form and to the effect of Exhibit I hereto, and a certificate, dated the Closing Date and executed by the Secretary or any Assistant Secretary of the general partner of Purchaser, substantially in the form and to the effect of Exhibit J hereto.

9.04     COPI Shareholder Approval.


         This Agreement and the transactions contemplated hereby, the Securities Purchase Agreement and the transactions contemplated thereby, the election of seven directors of COPI and the amendments to the Amended and Restated Certificate of Incorporation of COPI to increase the number of authorized shares of COPI common stock and to amend the purpose of COPI shall have been approved and adopted by the COPI Shareholder Approval.

9.05     Orders and Laws.


         There shall not be in effect on the Closing Date any Order or Law restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or any of the Operative Agreements or which could reasonably be expected to otherwise result in a material diminution of the benefits of the transactions contemplated by this Agreement or any of the Operative Agreements to Purchaser, and there shall not be pending or threatened on the Closing Date any Action or Proceeding or any other action in, before or by any Governmental or Regulatory Authority which could reasonably be expected to result in the issuance of any such Order or the enactment, promulgation or deemed applicability to Purchaser or the transactions contemplated by this Agreement or any of the Operative Agreements of any such Law.

9.06     Regulatory Consents and Approvals.


         All consents, approvals and actions of, filings with and notices to any Governmental or Regulatory Authority listed on Section 5.04 of the Disclosure Schedule (i) shall have been duly obtained, made or given, (ii) shall be in form and substance reasonably satisfactory to COPI, (iii) shall not be subject to the satisfaction of any condition that has not been satisfied or waived and (iv) shall be in full force and effect, and all terminations or expirations of waiting periods imposed by any Governmental or Regulatory Authority necessary for the consummation of the transactions contemplated by this Agreement and the Operative Agreements, including under the HSR Act, shall have occurred.

9.07     Third Party Consents.


         All consents (or in lieu thereof waivers) listed on Section 5.03 of the Disclosure Schedule (i) shall have been obtained, (ii) shall be in form and substance reasonably satisfactory to COPI, (iii) shall not be subject to the satisfaction of any condition that has not been satisfied or waived and (iv) shall be in full force and effect.

9.08     Termination Agreement.


         Purchaser shall have entered into the Termination Agreement, substantially in the form and to the effect of Exhibit F attached hereto.

9.09     Securities Purchase Agreement.


         The closing of the transactions contemplated by the Securities Purchase Agreement shall occur contemporaneously with the Closing.

9.10     License to Use Purchaser Marks and Designs.


         Purchaser shall have granted COPI and Crescent Machinery a perpetual, non-exclusive conditional license to use, in connection with the current business of COPI and Crescent Machinery, Purchaser's marks and designs.

9.11     Cancelled Indebtedness.


         COPI shall have received evidence of cancellation and extinguishment of the Cancelled Indebtedness, which shall be in form and substance reasonably satisfactory to COPI.

9.12     COPI Lease Guarantees.


         COPI shall have received evidence of termination of the COPI Lease Guarantees, which shall be in form and substance reasonably satisfactory to COPI.

9.13     Opinion of Counsel.


         Each of the Sellers shall have received the opinion of Shaw Pittman, counsel to Purchaser, dated the Closing Date, substantially in the form and to the effect of Exhibit K attached hereto.

9.14     COPI Fairness Opinion.


         The COPI Fairness Opinion shall be in full force and effect and shall not have been withdrawn or modified in any manner.

9.15     Mutual Release.


         Purchaser shall have entered into the Mutual Release, substantially in the form and to the effect of Exhibit H attached hereto.

9.16     Deliveries.


         Purchaser shall have delivered to the Selling Subsidiaries the Assumption Agreement and the other Assumption Instruments.

                                   ARTICLE X

                       TAX MATTERS AND POST-CLOSING TAXES


         The following provisions shall govern the allocation of responsibility between the Purchaser, COPI and COPI Colorado for certain Tax matters:

10.01    Returns to be Prepared and Filed by the Sellers.


         COPI shall include the income of any Decontrolled Entity or Decontrolled Entity Subsidiary that is a member of the COPI Group immediately prior to the Closing Date (including any deferred income triggered into income by Treasury Regulation Sections 1.1502-13 (or similar provisions) and any excess loss accounts taken into income under Treasury Regulation Section 1.1502-19) on the federal and other Tax Returns of the COPI Group that are required to be filed on a consolidated, combined or unitary basis for any period beginning before the Closing Date and ending on or before the Closing Date (the "Pre-Closing Period," and any such Tax Returns relating to such period are referred to collectively as "Pre-Closing Returns") and shall timely pay or cause to be paid all Taxes required to be shown to be due thereon. Each Decontrolled Entity and Decontrolled Entity Subsidiary so included shall furnish Tax information to COPI for inclusion in COPI's Pre-Closing Return in accordance with such entity's past custom and practice. COPI shall take no position on a Pre-Closing Return that would adversely affect any Decontrolled Entity or Decontrolled Entity Subsidiary after the Closing Date. The income of such former COPI Group members shall be apportioned between portions of the Pre-Closing Period and the period that begins after the Closing Date by closing the books of the Decontrolled Entity or Decontrolled Entity Subsidiary, as the case may be, as of the end of the Closing Date. No later than fifteen (15) days prior to filing any Pre-Closing Return that is to be filed by COPI after the date hereof, COPI shall provide the Purchaser a copy of such Pre-Closing Return for review and comment.

10.02    Returns to be Prepared and Filed by the Purchaser.


         Except as specified in Section 10.01, the Purchaser and each respective Decontrolled Entity and Decontrolled Entity Subsidiary shall prepare (or cause to be prepared) and timely file all Tax Returns of each Decontrolled Entity and Decontrolled Entity Subsidiary that are either Pre-Closing Returns or relate to taxable periods beginning before the Closing Date and ending after the Closing Date (each a "Straddle Period," and such Tax Returns are collectively referred to as "Straddle Returns"). Pre-Closing Returns and Straddle Returns shall be prepared in a manner consistent with prior practice of each Decontrolled Entity and Decontrolled Entity Subsidiary, provided that such Tax Returns shall in all events be prepared in accordance with applicable law. No later than fifteen (15) days prior to filing a Pre-Closing Return or Straddle Return, Purchaser shall provide COPI and COPI Colorado a copy of such Tax Return and COPI shall be given an opportunity to review and comment on such return.

10.03 Purchaser Responsibility for Decontrolled Entity and Decontrolled Entity Subsidiary Tax Payments After Closing.


         Except as specified in Section 10.01, Taxes reported on a Pre-Closing Return or a Straddle Return that are payable by any Decontrolled Entity and Decontrolled Entity Subsidiary after the Closing Date shall be paid by such entity or the Purchaser on behalf of such entity, provided that such payment obligation shall not prevent any recovery of such payment from any of the Sellers where such Taxes are subject to indemnification pursuant to Article XII of this Agreement.

10.04    COPI and COPI Colorado Reimbursement Obligation for Certain Tax
         Payments.


         COPI and COPI Colorado shall reimburse the Purchaser for Taxes of each Decontrolled Entity and Decontrolled Entity Subsidiary that are paid with respect to a Pre-Closing Return and, in the case of a Straddle Return, the portion of the Straddle Period ending at the close of business on the Closing Date (the "Pre-Closing Straddle Period"), to the extent such Taxes paid exceed the amount reflected in COPI and COPI Colorado's reserve for Taxes (other than any reserve for deferred Taxes established to reflect timing differences between book and tax income) in the COPI SEC Documents. Such reimbursement payment shall be made to the Purchaser on or before the later of (a) fifteen (15) days after notice to COPI and COPI Colorado of the amount required to be reimbursed or (b) the actual payment of such Taxes by the Purchaser, a Decontrolled Entity or Decontrolled Entity Subsidiary. To the extent COPI and COPI Colorado do not pay such amount to the Purchaser, such unpaid amount together with interest at a rate of eight percent (8%) per annum, shall be deemed a Loss that is indemnifiable under Article XII of this Agreement.

10.05    Allocation of Taxes to Pre-Closing Straddle Period.


         For purposes of this Section, for any Taxes that are imposed on a periodic basis and are payable for a taxable period that includes, but does not end on the Closing Date, the portion of such Tax which relates to the Pre-Closing Straddle Period shall (i) in the case of any Taxes other than Taxes based upon or related to income or receipts, to the extent feasible shall be determined on a specific identification basis, according to the event or transaction giving rise to the tax, and otherwise shall be deemed to be the amount of such Tax for the entire taxable period multiplied by a fraction the numerator of which is the number of days in the taxable period ending on the Closing Date and the denominator of which is the number of days in the entire taxable period, and (ii) in the case of any Tax based upon or related to income or receipts be deemed equal to the amount which would be payable if the relevant taxable period ended on the Closing Date. Any credits relating to a taxable period that begins before and ends after the Closing Date shall be taken into account as though the relevant taxable period ended on the Closing Date. All determinations necessary to give effect to the foregoing allocations shall be made in a manner consistent with prior practices of each Decontrolled Entity and Decontrolled Entity Subsidiary.

10.06    Tax Sharing Agreements Terminated.


         All Tax sharing agreements or similar agreements (other than this Agreement) with respect to or involving any Decontrolled Entity or Decontrolled Entity Subsidiary shall be terminated as of the Closing Date and, after the Closing Date, no Decontrolled Entity or Decontrolled Entity

Subsidiary shall be bound thereby or have any Liability thereunder for any taxable year (whether the current year, a future year, or a past year).

10.07    Amendment of Tax Returns for Pre-Closing Periods.


         No party to this Agreement shall file an amended Tax Return with respect to any Decontrolled Entity or Decontrolled Entity Subsidiary for a Taxable Period ending on or before the Closing Date without the written consent of each other party to this Agreement whose Tax liability or indemnity obligation under this Agreement may be directly or indirectly increased by reason of such amendment, which consent shall not be unreasonably withheld.

10.08    Audits.


         COPI shall allow the Purchaser and its counsel to participate, at its own expense, in any audits of COPI consolidated federal income Tax Returns to the extent that such returns relate to any Decontrolled Entity or Decontrolled Entity Subsidiary. COPI will not settle any such audit in a manner which would adversely affect any Decontrolled Entity or Decontrolled Entity Subsidiary after the Closing Date without the prior written consent of the Purchaser, which consent shall not unreasonably be withheld.

10.09    Retention of Carryovers.


         COPI shall not elect to retain any net operating loss carryovers or capital loss carryovers of any Decontrolled Entity or Decontrolled Entity Subsidiary under Treasury Regulation Section 1.1502-20(g).

10.10    Post-Closing Transactions.


         Purchaser shall not cause any Decontrolled Entity or Decontrolled Entity Subsidiary to engage in any transaction on the Closing Date after the completion of the transactions contemplated by this Agreement that is not in the ordinary course of business.

10.11    COPI TRS Election.


         COPI will make a joint election with Crescent REIT to cause COPI to be treated as a TRS of Crescent REIT for federal income tax purposes. COPI will take all other actions reasonably requested by Purchaser that Purchaser believes are prudent in connection with such election and in light of Crescent REIT's status as a real estate investment trust. COPI agrees that it will not take any action or omit to take any action that would cause COPI to fail to qualify as a TRS of Crescent REIT.

                                   ARTICLE XI

                    SURVIVAL OF REPRESENTATIONS, WARRANTIES,
                            COVENANTS AND AGREEMENTS

11.01    Survival of Representations, Warranties, Covenants and Agreements.



         Notwithstanding any right of Purchaser (whether or not exercised) to investigate the Business or any right of any party (whether or not exercised) to investigate the accuracy of the representations and warranties of each Seller contained in this Agreement, subject to the provisions of Section 12.01 below, each Seller and Purchaser have the right to rely fully upon the representations, warranties, covenants and agreements of the other contained in this Agreement. The representations, warranties, covenants and agreements of each Seller and Purchaser contained in this Agreement will survive the Closing (i) indefinitely with respect to the representations and warranties contained in Sections 3.03, 3.04, 3.32, 4.02 and 4.18, and the covenants and agreements contained in Sections 2.06, 14.04 and 14.06 and Article X, (ii) until sixty (60) days after the expiration of all applicable statutes of limitation (including all periods of extension, whether automatic or permissive) with respect to matters covered by Sections 3.19, 3.22 and 4.08, (iii) until one year from the date of this Agreement in the case of all other representations and warranties and any covenant or agreement to be performed in whole or in part on or prior to the Closing or (iv) with respect to each other covenant or agreement contained in this Agreement, until sixty (60) days following the last date on which such covenant or agreement is to be performed or, if no such date is specified, indefinitely, except that any representation, warranty, covenant or agreement that would otherwise terminate in accordance with clause (ii), (iii) or (iv) above will continue to survive if a claim for indemnity shall have been made under Section 12.01 on or prior to such termination date, until such claim has been satisfied or otherwise resolved


                                  ARTICLE XII

                                 INDEMNIFICATION

12.01    Indemnification.

         (a) Subject to paragraphs (c) and (e) of this Section and the other Sections of this Article XII, each Seller shall indemnify Purchaser and its officers, directors, employees, agents and Affiliates in respect of, and hold each of them harmless from and against, any and all Losses suffered, incurred or sustained by any of them or to which any of them becomes subject, resulting from, arising out of or relating to (i) any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of Seller contained in this Agreement or (ii) an Excluded Liability.

         (b) Subject to paragraphs (c) and (e) of this Section and the other Sections of this Article XII, Purchaser shall indemnify each Seller and its officers, directors, employees, agents and Affiliates in respect of, and hold each of them harmless from and against, any and all Losses suffered, incurred or sustained by any of them or to which any of them becomes subject, resulting from, arising out of or relating to (i) any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of Purchaser contained in this Agreement or (ii) all Assumed Liabilities.

         (c) No amounts of indemnity shall be payable as a result of any claim in respect of a Loss arising under Section 12.01(a) in respect of a misrepresentation or breach of warranty by a Seller unless and until the Indemnified Parties thereunder have suffered, incurred, sustained or become subject to Losses referred to in such Section in excess of $1,000,000 in the aggregate (the deductible), in which event the Indemnified Parties shall be entitled to seek indemnity from Seller only for the amount in excess of $1,000,000, provided that this paragraph (c) shall not apply to a misrepresentation or breach of warranty by Seller contained in Sections 3.03 though 3.11, 3.13 through 3.15, 3.32, 4.02 through 4.05 and 4.18.

         (d) In the event that any claim is asserted against any party hereto, or any party hereto is made a party defendant in any Action or Proceeding, and such claim, Action or Proceeding involves a matter which is the subject of a claim for indemnification under Section 12.01(a) or (b), then such party (an "Indemnified Party") shall give written notice to the Purchaser or Seller, as the case may be (the "Indemnifying Party"), of such claim, Action or Proceeding, and such Indemnifying Party shall have the right to join in the defense of said claim, Action or Proceeding at such Indemnifying Party's own cost and expense and, if the Indemnifying Party agrees in writing to be bound by and to promptly pay the full amount of any final judgment from which no further appeal may be taken and if the Indemnified Party is reasonably assured of the Indemnifying Party's ability to satisfy such agreement, then at the option of the Indemnifying Party, such Indemnifying Party may take over the defense of such claim, Action or Proceeding, except that, in such case, the Indemnified Party shall have the right to join in the defense of said claim, Action or Proceeding at its own cost and expense, provided however, that the Indemnifying Party shall not agree to settle any claim, Action or Proceeding relating to Taxes if such settlement could aversely affect the Tax liability of the Indemnified Party or an Affiliate thereof and such adverse effect would not be included in the Indemnified Party's entitlement to indemnification pursuant to this Article XII, without the prior written consent of the Indemnified Party, which consent shall not be unreasonably withheld.

         (e) The indemnification obligations of each Seller pursuant to this
Article XII shall be subject to the following limitations and other provisions:

                  (i) The amount of any Losses required to be paid by Seller to indemnify any Indemnified Party pursuant to this Article XII as a result of any indemnity claim shall be reduced to the extent of any amounts actually received by such Indemnified Party after the Closing Date pursuant to the terms of any insurance policies (if any) covering such claim.

                  (ii) The amount of any Losses required to be paid by Seller to indemnify any Indemnified Party pursuant to this Article XII as a result of any indemnity claim shall be reduced by the amount of any federal, state or local tax benefit actually realized by the Indemnified Party as a result of such claim.


                  (iii) The indemnification obligations of the parties pursuant to this Article XII shall be limited to actual damages, losses, liabilities and expenses and shall not include incidental, consequential, indirect, punitive or exemplary damages, losses, liabilities and expenses.


                  (iv) No indemnification shall be required to be made by Seller pursuant to this Article XII with respect to any actual damages, losses, liabilities and expenses arising out of or resulting from the breach of the representations and warranties of Seller if Seller can establish that Purchaser had actual knowledge, without due inquiry, on or before the Closing Date of the event, occurrence, condition or circumstance constituting such breach.

12.02    Exclusivity.


         The parties hereto agree that, in relation to any breach, default or nonperformance of any representation, warranty, covenant or agreement made or entered into by a party hereto pursuant to this Agreement or any certificate, instrument or document delivered pursuant hereto, the sole and only relief and remedy available to the other party hereto in respect of said breach, default or nonperformance shall be:

         (a) termination, but only if said termination is expressly permitted under the provisions of Article XII;

         (b) Losses, but only to the extent properly claimable hereunder and as limited pursuant to this Article XII;

         (c) specific performance if a court of competent jurisdiction in its discretion grants the same; or

         (d) injunctive or declaratory relief if a court of competent jurisdiction in its discretion grants the same.

                                  ARTICLE XIII

                                   TERMINATION

13.01    Termination.


         This Agreement may be terminated, and the transactions contemplated hereby may be abandoned:

         (a) at any time before the Closing, by mutual written agreement of each Seller and Purchaser;

         (b) at any time before the Closing, by Purchaser if, Shaw Pittman, or other counsel acceptable to Purchaser, is unable to render an opinion of counsel that the acquisition by Purchaser of the Stock and Assets would not jeopardize the status of Crescent REIT as a real estate investment trust pursuant to Sections 856 through 860 of the Code;

         (c) at any time before the Closing, by each Seller or Purchaser, in the event (i) of a material breach hereof by a non-terminating party if such non-terminating party fails to cure such breach within 10 Business Days following notification thereof by the terminating party or (ii) upon notification to all non-terminating parties by the terminating party that the satisfaction of any condition to the terminating party's obligations under this Agreement becomes impossible or impracticable with the use of commercially reasonable efforts if the failure of such condition to be satisfied is not caused by a breach hereof by the terminating party; provided, however that no Seller shall have the right to terminate this Agreement pursuant to clause (i) of this paragraph if the non-terminating party is another Seller, and not Purchaser;

         (d) at any time after December 31, 2001 by each Seller or Purchaser upon notification to all non-terminating parties by the terminating party if the Closing shall not have occurred on or before such date and such failure to consummate is not caused by a breach of this Agreement by the terminating party;

         (e) at any time before Closing, by Purchaser or Seller, if, upon a vote duly held at the COPI Shareholders Meeting or any adjournment thereof, the COPI Shareholder Approvals shall not have been obtained; or

         (f) at any time prior to the COPI Shareholders Meeting or any adjournment thereof, by COPI, if, in accordance with the provisions of Section 6.04, the Board of Directors of COPI shall have withdrawn or modified in any manner adverse to Purchaser its approval or recommendation of this Agreement or the transactions contemplated hereby, or approved or recommended a Superior Acquisition Proposal; provided, however, that such termination shall not be effective prior to the payment of the Break-Up Fee to the extent required by
Section 13.02(b) below.

13.02    Effect of Termination.

         (a) If this Agreement is validly terminated pursuant to Section 13.01, this Agreement will forthwith become null and void, and there will be no liability or obligation on the part of any Seller or Purchaser (or any of their respective officers, directors, employees, agents or other representatives or Affiliates), except as provided in the following paragraph and except that the provisions with respect to expenses in Section 14.04 and confidentiality in
Section 14.06 will continue to apply following any such termination.

         (b) Notwithstanding any other provision in this Agreement to the contrary, upon termination of this Agreement pursuant to Section 13.01(c) or 13.01(d), each Seller will remain liable to Purchaser for any willful breach of this Agreement by Seller existing at the time of such termination, and Purchaser will remain liable to Seller for any willful breach of this Agreement by Purchaser existing at the time of such termination, and Seller or Purchaser may seek such remedies, including damages and fees of attorneys, against the other with respect to any such breach as are provided in this Agreement or as are otherwise available at Law or in equity.

         (c) In addition, upon termination of this Agreement (i) by COPI pursuant to Section 13.01(f), then COPI thereupon shall pay to Purchaser (provided that COPI was not entitled to terminate this Agreement pursuant to Section 13.01(c) at the time of such termination) a Break-Up Fee (as defined below), (ii) by Purchaser pursuant to Section 13.01(c), then COPI shall pay to Purchaser (provided that COPI was not entitled to terminate this Agreement pursuant to Section 13.01(c) at the time of such termination) the Break-Up Expenses (as defined below) or (iii) by any

Seller pursuant to Section 13.01(c), then Purchaser shall pay the Sellers (provided that Purchaser was not entitled to terminate this Agreement pursuant to Section 13.01(c) at the time of such termination) an amount equal to the Seller's Break-Up Expenses.

         (d) The payment of the Break-Up Fee or Break-Up Expenses, as the case may be, shall be compensation for the loss suffered by the Purchaser as a result of the failure of the consummation of the Acquisition (including, without limitation, opportunity costs and out-of-pocket costs and expenses) and to avoid the difficulty of determining damages under the circumstances. The Break-Up Fee shall be paid by COPI to Purchaser, or the Break-Up Expenses shall be paid by COPI to Purchaser or Purchaser to COPI (as applicable), in immediately available funds within two (2) business days after the date the event giving rise to the obligation to make such payment occurred (except as otherwise provided in Sections 13.02(e) and (f)).

         (e) As used in this Agreement, "Break-Up Fee" shall be an amount equal to the lesser of (i) $3,000,000 and (ii) the sum of (A) the maximum amount that can be paid to the Purchaser without causing Crescent REIT to fail to meet the requirements of Sections 856(c)(2) and (3) of the Code determined as if the payment of such amount did not constitute income described in Sections 856(c)(2)(A)-(H) and 856(c)(3)(A)-(I) of the Code ("Qualifying Income"), as determined by independent accountants to Crescent REIT, and (B) in the event Crescent REIT receives a letter from outside counsel (the "Break-Up Fee Tax Opinion") indicating that Crescent REIT has received a ruling from the IRS holding that Purchaser's receipt of the $3,000,000 would either constitute Qualifying Income or would be excluded from gross income of Crescent REIT within the meaning of Sections 856(c)(2) and (3) of the Code (the "REIT Requirements") or that the receipt by Purchaser of the remaining balance of the $3,000,000 following the receipt of and pursuant to such ruling would not be deemed constructively received prior thereto, the $3,000,000 less the amount payable under clause (A) above. COPI's obligation to pay any unpaid portion of the Break-Up Fee shall terminate three years from the date of this Agreement. In the event that Purchaser is not able to receive the full $3,000,000, COPI shall place the unpaid amount in escrow and shall not release any portion thereof to Purchaser unless and until COPI receives either one of the following: (i) a letter from Crescent REIT's independent accountants indicating the maximum amount that can be paid at that time to the Purchaser without causing Crescent REIT to fail to meet the REIT Requirements or (ii) a Break-Up Fee Tax Opinion, in either of which events COPI shall pay to Purchaser the lesser of the unpaid portion of the $3,000,000 or the maximum amount stated in the letter referred to in (i) above.


         (f) Any "Break-Up Expenses" payable to COPI or Purchaser, as the case may be, shall be equal to the lesser of (i) $250,000 or (ii) COPI or Purchaser's, as the case may be, reasonably documented out-of-pocket expenses incurred in connection with this Agreement and the transactions contemplated hereby (including, without limitation, all attorneys', accountants' and investment bankers' fees and expenses). If the Break-Up Expenses payable to Purchaser exceed the maximum amount that can be paid to Purchaser without causing Crescent REIT to fail to meet the requirements of Sections 856(c)(2) and
(3) of the Code determined as if the payment of such amount did not constitute Qualifying Income, as determined by independent accountants to Crescent REIT (the "Maximum Amount"), the amount initially payable to Purchaser shall be limited to the Maximum Amount. If, however, within the three-year period commencing on the date of this Agreement, Crescent REIT receives a letter from outside counsel (the "Break-Up Expense Tax Opinion") indicating that Crescent REIT has received a ruling from the IRS holding that Purchaser's receipt of the Break-Up Expenses would either constitute Qualifying Income or would be excluded from gross income of Crescent REIT within the meaning of the REIT Requirements or that receipt by Purchaser of the balance of the Break-Up Expenses above the Maximum Amount following the receipt of and pursuant to such ruling would not be deemed constructively received prior thereto, Purchaser shall be entitled to have payable to it the full amount of the Break-Up Expenses. The obligation of COPI to pay any unpaid portion of the Break-Up Expenses shall terminate three years from the date of this Agreement. In the event that Purchaser is not able to receive the full Break-Up Expenses, COPI shall place the unpaid amount in escrow and shall not release any portion thereof to Purchaser unless and until COPI receives either one of the following:
(i) a letter from the independent accountants of Crescent REIT indicating the maximum amount that can be paid at that time to Purchaser without causing Crescent REIT to fail to meet the REIT Requirements or (ii) a Break-Up Expense Tax Opinion, in either of which events COPI shall pay to Purchaser the lesser of the unpaid Break-Up Expenses or the maximum amount stated in the letter referred to in (i) above.


                                  ARTICLE XIV

                                  MISCELLANEOUS

14.01    Notices.


         All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or mailed (first class postage prepaid) to the parties at the following addresses or facsimile numbers:


                  If to Purchaser, to:


                  Crescent Real Estate Equities Limited Partnership 777 Main Street, Suite 2100
                  Fort Worth, Texas 76102

                  Facsimile No.: (817) 321-2000
                  Attn: David M. Dean, Executive Vice President, Law and Administration


                  with a copy to:


                  Shaw Pittman
                  2300 N Street, N.W.
                  Washington, DC 20037

                  Facsimile No.: (202) 663-8007
                  Attn:  Sylvia M. Mahaffey

                  If to the Sellers, to:


                  Crescent Operating, Inc.
                  306 West Seventh Street, Suite 1000
                  Fort Worth, Texas 76102



                  Facsimile No.: (817) 339-1001
                  Attn:  Jeffrey L. Stevens, Chief Operating Officer



                  with a copy to:


                  Thompson & Knight
                  801 Cherry Street
                  Suite 1600
                  Fort Worth, Texas 76102
                  Facsimile No.: (214) 969-1751
                  Attn:  Stephen B. Norris


All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon receipt, and (iii) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other party hereto.

14.02    Bulk Sales Act.


         The parties hereby waive compliance with the bulk sales act or comparable statutory provisions of each applicable jurisdiction. Each Seller shall indemnify Purchaser and its officers, directors, employees, agents and Affiliates in respect of, and hold each of them harmless from and against, any and all Losses suffered, occurred or sustained by any of them or to which any of them becomes subject, resulting from, arising out of or relating to the failure of each Seller to comply with the terms of any such provisions applicable to the transactions contemplated by this Agreement.

14.03    Entire Agreement.


         This Agreement and the Operative Agreements supersede all prior discussions and agreements between the parties with respect to the subject matter hereof and thereof, and contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof and thereof.

14.04    Expenses.


         Except as otherwise expressly provided in this Agreement (including without limitation as provided in Section 13.02), whether or not the transactions contemplated hereby are consummated, each party will pay its own costs and expenses incurred in connection with the negotiation, execution and closing of this Agreement and the Operative Agreements and the transactions contemplated hereby and thereby.

14.05    Public Announcements.


         At all times at or before the Closing, each Seller and Purchaser will not issue or make any reports, statements or releases to the public with respect to this Agreement or the transactions contemplated hereby without the consent of the other, which consent shall not be unreasonably withheld. If either party is unable to obtain the approval of its public report, statement or release from the other party and such report, statement or release is, in the opinion of legal counsel to such party, required by Law in order to discharge such party's disclosure obligations, then such party may make or issue the legally required report, statement or release and promptly furnish the other party with a copy thereof. COPI and Purchaser will also obtain each other's prior approval of any press release to be issued immediately following the Closing announcing the consummation of the transactions contemplated by this Agreement.

14.06    Confidentiality.


         Each party hereto will hold, and will use its best efforts to cause its Affiliates, and their respective Representatives to hold, in strict confidence from any Person (other than any such Affiliate or Representative), unless (i) compelled to disclose by judicial or administrative process (including without limitation in connection with obtaining the necessary approvals of this Agreement and the transactions contemplated hereby of Governmental or Regulatory Authorities) or by other requirements of Law or (ii) disclosed in an Action or Proceeding brought by a party hereto in pursuit of its rights or in the exercise of its remedies hereunder, all documents and information concerning the other parties or any of its Affiliates furnished to it by the other parties or such other parties' Representatives in connection with this Agreement or the transactions contemplated hereby, except to the extent that such documents or information can be shown to have been (i) previously known by the party receiving such documents or information, (ii) in the public domain (either prior to or after the furnishing of such documents or information hereunder) through no fault of such receiving party or (iii) later acquired by the receiving party from another source if the receiving party is not aware that such source is under an obligation to another party hereto to keep such documents and information confidential; provided that following the Closing the foregoing restrictions will not apply to Purchaser's use of documents and information concerning the Business, the Assets or the Assumed Liabilities furnished by any Seller hereunder. In the event the transactions contemplated hereby are not consummated, upon the request of a party, each other party hereto will, and will cause its Affiliates and their respective Representatives to, promptly redeliver or cause to be redelivered all copies of documents and information furnished by the other party in connection with this Agreement or the transactions contemplated hereby and destroy or cause to be destroyed all notes, memoranda, summaries, analyses, compilations and other writings related thereto or based thereon prepared by the party furnished such documents and information or its Representatives.

14.07    Waiver.



         Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by Law or otherwise afforded, will be cumulative and not alternative.


14.08    Amendment.


         This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party hereto.

14.09    No Third Party Beneficiary.


         The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person other than any Person entitled to indemnity under Article XII.

14.10    No Assignment; Binding Effect.


         Neither this Agreement nor any right, interest or obligation hereunder may be assigned by any party hereto without the prior written consent of the other party hereto and any attempt to do so will be void, except (i) for assignments and transfers by operation of Law and (ii) that Purchaser may assign any or all of its rights, interests and obligations hereunder (including without limitation its rights under Article XI) to (A) prior to Closing or post-Closing, one or more Subsidiaries of Purchaser, or (B) any post-Closing purchaser of the Business, the Stock or a substantial part of the Assets, but no such assignment shall relieve Purchaser of its obligations hereunder. Subject to the preceding sentence, this Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and assigns.

14.11    Headings.


         The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

14.12    Invalid Provisions.


         If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

14.13    Governing Law.


         This Agreement shall be governed by and construed in accordance with the Laws of the State of Texas applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof.

14.14    Counterparts.


         This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.


         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officer of each party as of the date first above written.


                               CRESCENT REAL ESTATE EQUITIES
                               LIMITED PARTNERSHIP


                               By: Crescent Real Estate Equities, Ltd., its general partner




                               By:   /s/  David M. Dean
                                   --------------------------------------------
                                    Name:  David M. Dean
                                    Title: Executive Vice President, Law and
                                           Administration



                               CRESCENT OPERATING, INC.



                               By:  /s/  Jeffrey L. Stevens
                                  ---------------------------------------------
                                    Name:  Jeffrey L. Stevens
                                    Title: Chief Operating Officer




                               ROSESTAR MANAGEMENT LLC



                               By:   /s/  Jeffrey L. Stevens
                                   --------------------------------------------
                                    Name:  Jeffrey L. Stevens
                                    Title: Manager

                             CANYON RANCH LEASING, L.L.C.


                             By: Rosestar Management, LLC, its manager




                                   By:   /s/  Jeffrey L. Stevens
                                       ----------------------------------------
                                        Name:  Jeffrey L. Stevens
                                        Title: Manager




                             WINE COUNTRY HOTEL, LLC



                             By:   /s/  Jeffrey L. Stevens
                                 ----------------------------------------------
                                  Name:  Jeffrey L. Stevens
                                  Title: Manager






                             ROSESTAR SOUTHWEST, LLC



                             By: RSSW Corp., its manager




                                   By:   /s/  Jeffrey L. Stevens
                                       ----------------------------------------
                                        Name:  Jeffrey L. Stevens
                                        Title: President






                             COI HOTEL GROUP, INC.




                             By:   /s/  Jeffrey L. Stevens
                                 ----------------------------------------------
                                  Name:  Jeffrey L. Stevens
                                  Title: Chairman






                             COPI COLORADO, L.P.



                             By: Crescent Operating, Inc., its general partner




                                   By:   /s/  Jeffrey L. Stevens
                                       ----------------------------------------
                                        Name:  Jeffrey L. Stevens
                                        Title: Chief Operating Officer

                                                                         ANNEX B






                              AMENDED AND RESTATED

                          LIMITED PARTNERSHIP AGREEMENT

                                       OF


                        CRESCENT MACHINERY HOLDINGS, L.P.

                                TABLE OF CONTENTS


                                                                                                                PAGE
                                                                                                                ----
ARTICLE I DEFINED TERMS...........................................................................................1

ARTICLE II PARTNERSHIP FORMATION AND IDENTIFICATION...............................................................8
         2.01         Formation...................................................................................8
         2.02         Name, Office and Registered Agent...........................................................9
         2.03         Term and Dissolution........................................................................9
         2.04         Certificates Describing Partnership Units..................................................10

ARTICLE III BUSINESS OF THE PARTNERSHIP..........................................................................11

ARTICLE IV CAPITAL CONTRIBUTIONS, SERIES OF PARTNERSHIP INTERESTS AND CAPITAL ACCOUNTS...........................11
         4.01         Capital Contributions......................................................................11
         4.02         Additional Capital Contributions and Issuances of Additional Partnership Interests.........11
         4.03         Series A Convertible Redeemable Preferred Units of Partnership Interests...................12
         4.04         Series B Convertible Redeemable Preferred Units of Partnership Interests...................23
         4.05         Common Interest Partnership Interests......................................................33
         4.06         Capital Accounts...........................................................................33
         4.07         No Interest on Contributions...............................................................34
         4.08         Return of Capital Contributions............................................................34
         4.09         No Third Party Beneficiary.................................................................34

ARTICLE V PROFITS AND LOSSES; DISTRIBUTIONS......................................................................34
         5.01         Intentionally Left Blank...................................................................34
         5.02         Allocation of Profits and Losses...........................................................34
         5.03         Distributions..............................................................................38

ARTICLE VI RIGHTS, OBLIGATIONS AND POWERS OF THE GENERAL PARTNER.................................................38
         6.01         Management of the Partnership..............................................................38
         6.02         Delegation of Authority....................................................................41
         6.03         Indemnification and Exculpation of Indemnitees.............................................41
         6.04         Liability of the General Partner...........................................................42
         6.05         Reimbursement of General Partner...........................................................43
         6.06         Outside Activities.........................................................................43
         6.07         Employment or Retention of Affiliates......................................................44
         6.08         Title to Partnership Assets................................................................44

ARTICLE VII CHANGES IN GENERAL PARTNER...........................................................................45
         7.01         Transfer of the General Partner's Partnership Interest.....................................45

         7.02         Admission of a Substitute General Partner..................................................45
         7.03         Effect of Bankruptcy, Withdrawal, Death, Removal or Dissolution of a General Partner.......45
         7.04         Removal of a General Partner...............................................................46

ARTICLE VIII RIGHTS AND OBLIGATIONS OF THE LIMITED PARTNERS......................................................48
         8.01         Management of the Partnership..............................................................48
         8.02         Power of Attorney..........................................................................48
         8.03         Limitation on Liability of Limited Partners................................................48

ARTICLE IX TRANSFERS OF LIMITED PARTNERSHIP INTERESTS............................................................48
         9.01         Purchase for Investment....................................................................48
         9.02         Restrictions on Transfer of Limited Partnership Interests..................................49
         9.03         Admission of Substitute Limited Partner....................................................50
         9.04         Rights of Assignees of Partnership Interests...............................................51
         9.05         Effect of Bankruptcy, Death, Incompetence or Termination of a Limited Partner..............51
         9.06         Joint Ownership of Interests...............................................................51

ARTICLE X BOOKS AND RECORDS; ACCOUNTING; TAX MATTERS.............................................................52
         10.01        Books and Records..........................................................................52
         10.02        Custody of Partnership Funds; Bank Accounts................................................52
         10.03        Fiscal and Taxable Year....................................................................52
         10.04        Annual Tax Information and Report..........................................................52
         10.05        Tax Matters Partner; Tax Elections; Special Basis Adjustments..............................52
         10.06        Reports to Limited Partners................................................................53
         10.07        Information Rights.........................................................................53
         10.08        Inspection.................................................................................54

ARTICLE XI AMENDMENT OF AGREEMENT................................................................................54

ARTICLE XII GENERAL PROVISIONS...................................................................................55
         12.01        Notices....................................................................................55
         12.02        Survival of Rights.........................................................................55
         12.03        Additional Documents.......................................................................55
         12.04        Severability...............................................................................55
         12.05        Entire Agreement...........................................................................55
         12.06        Pronouns and Plurals.......................................................................55
         12.07        Headings...................................................................................55
         12.08        Counterparts...............................................................................55
         12.09        Governing Law..............................................................................55
         12.10        Third Party Beneficiary....................................................................56

EXHIBITS

EXHIBIT A         -        Partners, Capital Contributions, Partnership Units and Percentage Interests

EXHIBIT B         -        Notice of Exercise of Exchange Right

                              AMENDED AND RESTATED

                          LIMITED PARTNERSHIP AGREEMENT

                                       OF


                        CRESCENT MACHINERY HOLDINGS, L.P.
                   (FORMERLY CRESCENT MACHINERY COMPANY, L.P.)



         THIS AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT of Crescent Machinery Holdings, L.P., a Delaware limited partnership (the "PARTNERSHIP"), dated as of [______ ___], 2001 (the "EFFECTIVE DATE"), is made by and among:


         o COPI CMC GP, Inc., a Delaware corporation ("COPI GP") and the initial sole General Partner (as defined below) of the Partnership;

         o CRE Equipment Holdings, LLC, a Delaware limited liability company ("CEH") and the initial owner of 100% of the Series A Preferred;

         o SunTx CMLP, Inc., a Delaware corporation ("SUNTX") and the initial owner of 100% of the Series B Preferred; and

         o Crescent Operating, Inc., a Delaware corporation ("COPI") and a holder of Common Units.

                                    ARTICLE I

                                  DEFINED TERMS

         The following defined terms used in this Agreement shall have the meanings specified below:

         "ACT" means the Delaware Revised Uniform Limited Partnership Act, as it may be amended from time to time.

         "ADJUSTED CAPITAL ACCOUNT" of a Partner means the Capital Account of such Partner, increased by such Partner's share of Partnership Minimum Gain and Partner Nonrecourse Debt Minimum Gain.

         "ADMINISTRATIVE EXPENSES" means (i) all administrative and operating costs and expenses incurred by the Partnership, (ii) those administrative costs and expenses of the General Partner, including any salaries or other payments to directors, officers or employees of the General Partner, and any accounting and legal expenses of the General Partner, which expenses, the Partners have agreed, are expenses of the Partnership and not the General Partner.


         "AFFILIATE" means, (i) any Person that, directly or indirectly, controls or is controlled by or is under common control with such Person, (ii) any other Person that owns, beneficially, directly or indirectly, 10% or more of the outstanding capital stock, shares or equity interests of such Person, or (iii) any officer, director, employee, partner or trustee of such Person or any Person controlling, controlled by or under common control with such Person (excluding trustees and persons serving in similar capacities who are not otherwise an Affiliate of such Person). For the purposes of this definition, "control" (including the correlative meanings of the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, through the ownership of voting securities or partnership interests or otherwise.


         "AGGREGATE SERIES A PREFERENCE AMOUNT" means an amount equal to 9.0% simple interest annually on the Unrecovered Capital Contribution of a Series A Partner calculated from the Effective Date to the ending date of the applicable period.

         "AGGREGATE SERIES B CALCULATION AMOUNT" means an amount equal to 6.0% simple interest annually on the Unrecovered Capital Contribution of a Series B Partner calculated from the Effective Date to the earlier of (i) the date a Series B Partner exchanges its Series B Preferred for COPI Common Stock, (ii) the date a Series B Partner converts its Series B Preferred into Common Units or
(iii) the third anniversary of the Effective Date.

         "AGGREGATE SERIES B PREFERENCE AMOUNT" means an amount equal to 8.0% simple interest annually on the Unrecovered Capital Contribution of a Series B Partner calculated from the Effective Date to the ending date of the applicable allocation period.

         "AGREED VALUE" means the fair market value of a Partner's non-cash Capital Contribution as of the date of contribution as agreed to by such Partner and the General Partner. The Agreed Values of the assets contributed by COPI and COPI GP as of the Effective Date are set forth on Exhibit A hereof.

         "AGREEMENT" means this Amended and Restated Limited Partnership Agreement.

         "CAPITAL ACCOUNT" has the meaning provided in Section 4.06 hereof.

         "CAPITAL CONTRIBUTION" means the total amount of cash, cash equivalents, and the Agreed Value of any Property or other asset contributed or agreed to be contributed, as the context requires, to the Partnership by each Partner pursuant to the terms of the Agreement. Any reference to the Capital Contribution of a Partner shall include the Capital Contribution made by a predecessor holder of the Partnership Interest of such Partner.

         "CERTIFICATE" means the certificate of limited partnership referred to in Section 2.01.


         "CMC" means Crescent Machinery Company, a Texas corporation.


         "CODE" means the Internal Revenue Code of 1986, as amended, and as hereafter amended from time to time. Reference to any particular provision of the Code shall mean that provision in the Code at the date hereof and any successor provision of the Code.


         "COMMON INTEREST PARTNERS" as of the Effective Date means COPI and COPI GP, individually, and shall also mean such other Persons who acquire Common Units, until the entire

Limited Partnership Interest or General Partnership Interest of such Person has been withdrawn or a substitute Limited Partner or Partners or General Partner are admitted with respect to such Person's Limited Partnership Interest.


         "COMMON UNITS" means the units of common Partnership Interests.


         "CONVERSION PRICES" has the meaning provided in Section 4.04(b) hereof.



         "COPI COLORADO" means COPI Colorado, LP, a Delaware limited partnership.


         "COPI COMMON STOCK" means the common stock, par value $0.01 per share, of COPI.


         "COPI CONVERTIBLE SECURITIES" has the meaning provided in Section 4.03(d) hereof.



         "COPI OPTIONS" has the meaning provided in Section 4.03(d) hereof.


         "COPI PARTNERS" means, collectively, COPI, COPI GP and any Partner the Partnership Interest of which would be considered to be owned by COPI pursuant to Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code.


         "CREELP" means Crescent Real Estate Equities Limited Partnership, a Delaware limited partnership.


         "CRESCENT" means Crescent Real Estate Equities Company, a Texas real estate investment trust.

         "EVENT OF BANKRUPTCY" as to any Person means the filing of a petition for relief as to such Person as debtor or bankrupt under the Bankruptcy Code of 1978 or similar provision of law of any jurisdiction (except if such petition is contested by such Person and has been dismissed within 90 days); insolvency or bankruptcy of such Person as finally determined by a court proceeding; filing by such Person of a petition or application to accomplish the same or for the appointment of a receiver or a trustee for such Person or a substantial part of his assets; commencement of any proceedings relating to such Person as a debtor under any other reorganization, arrangement, insolvency, adjustment of debt or liquidation law of any jurisdiction, whether now in existence or hereinafter in effect, either by such Person or by another, provided that if such proceeding is commenced by another, such Person indicates his approval of such proceeding, consents thereto or acquiesces therein, or such proceeding is contested by such Person and has not been finally dismissed within 90 days.


         "EXCHANGE PRICES" has the meaning provided in Section 4.04(b) hereof.


         "GENERAL PARTNER" means COPI CMC GP, Inc., a Delaware corporation, or any Person who becomes a substitute General Partner as provided in Section 7.03(b), or any of their successors as General Partner. At no time during the term of this Agreement shall more than one Person serve as the General Partner.

         "GP BOARD" has the meaning provided in Section 2.03(a) hereof.

         "GENERAL PARTNERSHIP INTEREST" means a Partnership Interest held by the General Partner that is a general partnership interest.

         "INDEMNITEE" means (i) any Person made a party to a proceeding by reason of its status as the General Partner or a Limited Partner, or a director, officer or employee of the Partnership, the General Partner or a Limited Partner, and (ii) such other Persons (including Affiliates of the General Partner or the Partnership) as the General Partner may designate from time to time, in its reasonable discretion.

         "LIMITED PARTNER" as of the Effective Date means CEH, SunTx and any Common Interest Partner that holds a Limited Partnership Interest, and shall also mean any other Person who is admitted to the Partnership and acquires Limited Partnership Interests in accordance with this Agreement, until the entire Limited Partnership Interest of such Person has been withdrawn or a substitute Limited Partner or Partners are admitted with respect to such Person's entire Limited Partnership Interest.


         "LIMITED PARTNERSHIP INTEREST" means the ownership interest of a Limited Partner in the Partnership at any particular time, including the right of such Limited Partner to any and all benefits to which such Limited Partner may be entitled as provided in this Agreement and in the Act, together with the obligations of such Limited Partner to comply with all the provisions of this Agreement and of such Act.


         "OVERRIDE LIMITATION" means that (i) for any year prior to the year which begins after the Tax Transition Date with respect to any allocation or distribution that is subject to the Override Limitation pursuant to this Agreement, the COPI Partners may not be allocated more than 24.0% of:

                  (1)      any Profits,

                  (2)      the total amount payable upon liquidation; or

                  (3)      the total amount of any non-liquidating distribution;
                           and

(ii) for any year which begins after the Tax Transition Date with respect to any allocation or distribution that is subject to the Override Limitation pursuant to this Agreement, the COPI Partners may not receive more than 24.0% of the total amount of the post-contribution appreciation of the assets of the Partnership during the period ending on the Tax Transition Date. Any amounts not allocated to or received by the COPI Partners as a result of the Override Limitation would be allocated or distributed, to the Series A Partners (or, after conversion, the holders of the Series A Conversion Interests) and the Series B Partners (or, after conversion, the holders of the Series B Conversion Interests) pro rata in accordance with their relative Percentage Interests.

         "PARTNER" means the General Partner or any of the Limited Partners, except as otherwise expressly provided herein, and "PARTNERS" means the General Partner and all of the Limited Partners. The names and addresses of the Partners, the number of Partnership Units issued to each Partner, the Percentage Interest held by each Partner, and the Agreed Value of non-cash Capital Contributions as of the date of contribution is set forth on Exhibit A.

         "PARTNER NONRECOURSE DEBT MINIMUM GAIN" has the meaning set forth in Regulations Section 1.704-2(i). A Partner's share of Partner Nonrecourse Debt Minimum Gain shall be determined in accordance with Regulations Section 1.704-2(i)(5).

         "PARTNERSHIP" means the limited partnership formed pursuant to this Agreement.


         "PARTNERSHIP CONVERTIBLE SECURITIES" has the meaning provided in
Section 4.03(e) hereof.


         "PARTNERSHIP INTEREST" means an ownership interest in the Partnership held by either a Limited Partner or the General Partner and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement.


         "PARTNERSHIP MINIMUM GAIN" has the meaning set forth in Regulations
Section 1.704-2(d). In accordance with Regulations Section 1.704-2(d), the amount of Partnership Minimum Gain is determined by first computing, for each Partnership nonrecourse liability, any gain the Partnership would realize if it disposed of the property subject to that liability for no consideration other than full satisfaction of the liability, and then aggregating the separately computed gains. A Partner's share of Partnership Minimum Gain shall be determined in accordance with Regulations Section 1.704-2(g)(1).



         "PARTNERSHIP OPTIONS" has the meaning provided in Section 4.03(e) hereof.


         "PARTNERSHIP UNIT" means a fractional, undivided share of the Partnership Interests of all Partners issued hereunder. The allocation of Partnership Units among the Partners shall be as set forth on Exhibit A, as may be amended from time to time.

         "PERCENTAGE INTEREST" means the Percentage Interest of each Partner as set forth on Exhibit A, as amended from time to time. The Percentage Interest of each Partner shall be established based on:

                  (i) the relative number of Common Units held by such Partner, or

                  (ii) prior to conversion or exchange of the Series A Preferred or the Series B Preferred, as the case may be, the relative number of Common Units issuable to such Partner upon conversion of the Series A Preferred or the Series B Preferred, provided, however, that in determining the number of Common Units issuable to a holder of the Series A Preferred or the Series B Preferred for purposes of determining Percentage Interest, the amount of the Unrecovered Series A Preference and the Unrecovered Series B Preference shall be deemed to be zero.

         "PERSON" means any individual, partnership, corporation, joint venture, trust or other entity.

         "PROFIT" and "LOSS" shall be determined in accordance with federal income tax accounting principles, as modified by Regulations Section 1.704-1(b)(2)(iv), except that Profit and Loss shall not include items of income, gain and expense that are specially allocated pursuant to Sections 5.02(e), 5.02(f), or 5.02(g) of this Agreement.

         "PROPERTY" means any office or industrial property or other investment in which the Partnership holds an ownership interest.

         "QUALIFIED PUBLIC OFFERING" has the meaning provided in Section 4.03(a) hereof.


         "REGISTRATION RIGHTS AGREEMENT" has the meaning provided in Section 4.03(b) hereof.


         "REGULATIONS" means the Treasury Regulations issued under the Code, as amended and as hereafter amended from time to time. Reference to any particular provision of the Regulations shall mean that provision of the Regulations on the date hereof and any successor provision of the Regulations.


         "RIGHTS OFFERING PRICE" will mean the price per share at which COPI Common Stock is sold pursuant to a rights offering consummated by COPI and contemplated by the Agreement to Purchase Shares, made and entered into as of __________, 2001 by and among CREELP, COPI, Richard E. Rainwater, Rainwater, Inc., Rainwater Investor Partners, Ltd., Rainwater RainAm Investors, L.P., Office Towers LLC, The Richard E. Rainwater 1995 Charitable Remainder Unitrust No.1, John C. Goff, Goff Family, L.P., Harry H. Frampton, III and SunTx (the "RIGHTS OFFERING"); provided, however that in the event that the Rights Offering is not consummated by June 30, 2002, the Rights Offering Price will, for purposes of this Agreement, equal the average closing price for the twenty (20) trading days immediately prior to December 31, 2001.



         "SECURITIES PURCHASE AGREEMENT" has the meaning provided in Section 4.03(d) hereof.



         "SERIES A CONVERSION PRICE" has the meaning provided in Section 4.03(b) hereof.


         "SERIES A CONVERSION INTERESTS" has the meaning provided in Section 4.03(b) hereof.


         "SERIES A EXCHANGE PRICE" has the meaning provided in Section 4.03(b) hereof.


         "SERIES A EXCHANGE SHARES" has the meaning provided in Section 4.03(b) hereof.


         "SERIES A PARTNER" as of the Effective Date means CEH, and shall also mean any other Person who acquires all or a portion of the Series A Preferred, until the entire Limited Partnership Interest (in the form of Series A Preferred) of such Person has been withdrawn, converted to Series A Conversion Interests or exchanged for Series A Exchange Shares, or a substitute Limited Partner or Partners are admitted with respect to such Person's Limited Partnership Interest (in the form of Series A Preferred).


         "SERIES A PREFERRED" has the meaning provided in Section 4.03 hereof.


         "SERIES B CONVERSION PRICE" has the meaning provided in Section 4.04(b) hereof.


         "SERIES B CONVERSION INTERESTS" has the meaning provided in Section 4.04(b) hereof.

         "SERIES B EXCHANGE PRICE" has the meaning provided in Section 4.04(b) hereof.


         "SERIES B EXCHANGE SHARES" has the meaning provided in Section 4.04(b) hereof.

         "SERIES B PARTNER" as of the Effective Date means SunTx, and shall also mean any other Person who acquires all or a portion of the Series B Preferred, until the entire Limited Partnership Interest (in the form of Series B Preferred) of such Person has been withdrawn, converted to Series B Conversion Interests or exchanged for Series B Exchange Shares, or a substitute Limited Partner or Partners are admitted with respect to such Person's Limited Partnership Interest (in the form of Series B Preferred).

         "SERIES B PREFERRED" has the meaning provided in Section 4.04 hereof.

         "SERVICE" means the Internal Revenue Service.

         "SUBSIDIARY" means, with respect to any Person, any corporation or other entity of which a majority of (i) the voting power of the voting equity securities or (ii) the outstanding equity interests is owned, directly or indirectly, by such Person.


         "SUNTX FULCRUM" means SunTx Fulcrum Fund, L.P., a Delaware limited partnership.


         "SUNTX GP" has the meaning provided in Section 7.03 hereof.

         "SUPERMAJORITY" has the meaning provided in Section 2.03(a) hereof.

         "TAX TRANSITION DATE" means the date on which counsel to CEH issues a legal opinion to the effect that the exchange or put by SunTx of the Series B Preferred for the Series B Exchange Shares pursuant to Section 4.04(b) of this Agreement and the exchange of the Series A Preferred (or, if applicable, the Series A Conversion Interests) for the Series A Exchange Shares pursuant to
Section 4.03(b) of this Agreement would not jeopardize the tax status of Crescent, or any real estate investment trust owned by Crescent, as a real estate investment trust under the Code. CEH and SunTx anticipate that counsel to CEH would issue the foregoing legal opinion upon the earlier to occur of (i) the date on which COPI disposes of a sufficient portion of its indirect interest in Americold Logistics, LLC or (ii) the date on which CEH transfers a sufficient portion of its interest in the Partnership, but acknowledge that the ability of counsel to CEH to issue such opinion is subject to an analysis of the law and all relevant facts at the time that the conditions referenced above are satisfied. CEH will use its reasonable best efforts (which shall not require Crescent or CEH to dispose of or restructure any of its assets or investments or to take any other extraordinary steps or measures) to cause such legal opinion to be issued on the earliest date reasonably possible.

         "TRANSFER" has the meaning provided in Section 9.02 hereof.


         "TRIGGER DATE" would mean the later to occur of (i) the Tax Transition Date or (ii) the existence, as reasonably determined by SunTx, of no material litigation or liability related to COPI attributable to the period prior to the date of this Agreement.

         "UNRECOVERED CAPITAL CONTRIBUTION" means the cumulative Capital Contributions of a particular Partner reduced by the cumulative amount of distributions to that Partner of any of its Capital Contributions.

         "UNRECOVERED LOSS AMOUNT" means the cumulative amounts allocated to a particular Partner's Capital Account pursuant to Section 5.02(c) reduced by (i) for any Partners other than the COPI Partners, the cumulative amounts allocated to that Partner's Capital Account pursuant to Section 5.02(a)(i), (ii), or
(iii), as the case may be, or (ii) for any COPI Partners, the cumulative amounts allocated to that Partner's Capital Account pursuant to any subsection of
Section 5.02(a).

         "UNRECOVERED SERIES A PREFERENCE" means the Aggregate Series A Preference Amount of a Partner reduced by any distributions (other than distributions of Capital Contributions) made to such Partner.

         "UNRECOVERED SERIES B PREFERENCE" means the Aggregate Series B Preference Amount of a Partner reduced by any distributions (other than distributions of Capital Contributions) made to such Partner.

                                   ARTICLE II

                    PARTNERSHIP FORMATION AND IDENTIFICATION

         2.01 Formation.


         (a) The Partnership was formed as a limited partnership effective as of April 4, 2001, pursuant to the provisions of the Act and hereby is continued as such. The General Partner and COPI were the initial Partners of the Partnership. The name of the Partnership was changed effective as of October 24, 2001, pursuant to the provisions of the Act. This Agreement hereby amends and restates in its entirety the original agreement of limited partnership of the Partnership executed by the original Partners of the Partnership effective as of April 4, 2001.


         (b) The General Partner must execute, acknowledge and file with the Secretary of State of the State of Delaware a Certificate, any amendments thereto as may be required by the Act and any other instruments, documents and certificates which, in the opinion of the Partnership's legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Partnership determines to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid and subsisting existence and business of the Partnership. The General Partner must cause any required amendment to the Certificate to be filed promptly following the event requiring said amendment. All amendments shall be signed by the General Partner (as required by the Act) by a duly authorized officer.


         (c) The parties hereto acknowledge that they intend that the Partnership be taxed as a partnership and not as an association taxable as a corporation for federal income tax purposes. No election may be made to treat the Partnership as other than a partnership for federal income tax purposes.

         2.02 Name, Office and Registered Agent. The name of the Partnership is Crescent Machinery Holdings, L.P. The specified office and place of business of the Partnership shall be 777 Taylor Street, Suite 1050 , Ft. Worth, Texas 76102. The General Partner may at any time change the location of such office, provided the General Partner gives notice to the Partners of any such change. The name and address of the Partnership's registered agent is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The sole duty of the registered agent as such is to forward to the Partnership any notice that is served on it as registered agent.


         2.03 Term and Dissolution.

         (a) The term of the Partnership commences on the date on which the Certificate is filed with the Secretary of State of the State of Delaware and continues until dissolved pursuant to this Section 2.03. Subject to the Act, the Partnership shall be dissolved upon the first to occur of any of the following events:

                  (i) The occurrence of an Event of Bankruptcy as to the General Partner or the dissolution, death, removal or withdrawal of the General Partner unless the business of the Partnership is continued pursuant to
         Section 7.03(b) hereof; provided that if the General Partner is on the date of such occurrence, a partnership, the dissolution of such General Partner as a result of the dissolution, death, withdrawal, removal or Event of Bankruptcy of a partner in such partnership shall not be an event of dissolution of the Partnership if the business of such General Partner is continued by the remaining partner or partners, either alone or with additional partners, and such General Partner and such partners comply with any other applicable requirements of this Agreement;

                  (ii) The passage of 90 days after the sale or other disposition of all or substantially all of the assets of the Partnership (provided that if the Partnership receives an installment obligation as consideration for such sale or other disposition, the Partnership shall continue, unless sooner dissolved under the provisions of this Agreement, until such time as such note or notes are paid in full);

                  (iii) At any time that there are no limited partners of the Partnership, unless the business of the Partnership is continued in accordance with the Act;

                  (iv) The entry of a decree of judicial dissolution under
         Section 17-802 of the Act; or

                  (v) Subject to Sections 4.03(c) and 4.04(c) of this Agreement, a vote of not less than 100% of the members (such required percentage, a "SUPERMAJORITY") of the board of directors of the General Partner (the "GP BOARD") that the Partnership should be dissolved.


         (b) Except as provided in Section 2.03(a) or in the Act, an Event of Bankruptcy or the death, mental illness, dissolution, termination, liquidation, reorganization, merger, sale of substantially all of the stock or assets of or other change in the ownership or nature of a Partner, the admission to the Partnership of a new General or Limited Partner, the withdrawal of a Partner from the Partnership, or the transfer by a Partner of his Partnership Interest to a third party does not cause the Partnership to dissolve.

         (c) The parties agree that irreparable damage would be done to the goodwill and reputation of the Partners if any Limited Partner should bring an action in court to dissolve the Partnership. Care has been taken in this Agreement to provide for fair and just payment in liquidation of the Partnership Interests of all Partners. Accordingly, each Limited Partner hereby waives and renounces its right to such a court decree of dissolution or to seek the appointment by the court of a liquidator for the Partnership except as provided herein.

         (d) Upon dissolution of the Partnership, the General Partner (or its trustee, receiver, successor or legal representative) shall amend or cancel the Certificate and liquidate the Partnership's assets and apply and distribute the proceeds thereof in the following manner:

                  (i) the debts, liabilities and obligations of the Partnership, other than debts to the Partners as Partners, and the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), up to and including the date that distribution of the Partnership's assets to the Partners has been completed, are first satisfied (whether by payment or the making of reasonable provision for payment thereof);

                  (ii) such debts as are owing to the Partners as Partners are next paid; and

                  (iii) the Partners are next paid liquidating distributions (in cash, securities, or other assets of the Partnership, whether or not readily marketable) in accordance with their positive Capital Account balances, after giving effect to all contributions, distributions and allocations for all periods.

Notwithstanding anything to the contrary contained above in this Section 2.03 or in other sections of this Agreement, the Partnership shall, prior to making any distributions of liquidating proceeds to the Partners under Section 2.03(d)(iii), make a guaranteed payment to each Partner in an amount equal to the excess (if any) of (i) the amount that such Partner would receive if liquidating proceeds were distributed to the Partners under the provisions of
Section 5.03(b)(i) through (iv), over (ii) the amount of liquidating proceeds payable to such Partner under Section 2.03(d)(iii). The deduction to the Partnership for any guaranteed payment made to a Partner pursuant to the preceding sentence shall be specially allocated to the other Partners, and shall reduce the Capital Accounts of such other Partners prior to the distribution of liquidating proceeds under Section 2.03(d)(iii).


         2.04 Certificates Describing Partnership Units. At the request of a Limited Partner, the General Partner, at its option, may issue a certificate summarizing the terms of such Limited Partner's interest in the Partnership, including the number of Partnership Units owned and the Percentage Interest represented by such Partnership Units as of the date of such certificate. Any such certificate (i) shall be in form and substance as approved by the General Partner, (ii) shall not be negotiable and (iii) shall bear a legend to the following effect:


                  This certificate is not negotiable. The Partnership Units represented by this certificate are governed by and transferable only in accordance with the provisions of the Limited Partnership Agreement of Crescent Machinery Holdings, L.P., as amended and restated.


                                   ARTICLE III

                           BUSINESS OF THE PARTNERSHIP


         The purpose and nature of the business to be conducted by the Partnership is (i) to conduct any business that may be lawfully conducted by a limited partnership organized pursuant to the Act, (ii) to enter into any partnership, joint venture or other similar arrangement to engage in any of the foregoing or the ownership of interests in any entity engaged in any of the foregoing and (iii) to do anything necessary or incidental to the foregoing; provided, however, that the Partnership shall not, nor shall it permit any entity in which it has a direct or indirect ownership interest to, take, or refrain from taking, any action which, in the judgment of CEH, in its reasonable discretion, (i) could reasonably be expected to materially adversely affect the ability of Crescent to achieve or maintain qualification as a REIT or (ii) could reasonably be expected to cause CEH to fail to qualify as a taxable REIT subsidiary of Crescent, unless such action (or inaction) shall have been specifically consented to by CEH in writing, which such consent shall not be unreasonably delayed or withheld. The General Partner shall also be empowered to do any and all acts and things prudent to ensure that the Partnership will not be classified as a "publicly traded partnership" for purposes of Section 7704 of the Code.


                                   ARTICLE IV

   CAPITAL CONTRIBUTIONS, SERIES OF PARTNERSHIP INTERESTS AND CAPITAL ACCOUNTS

         4.01 Capital Contributions.

         (a) The General Partner and the Limited Partners have made capital contributions to the Partnership in exchange for the Partnership Interests set forth opposite their names on Exhibit A. The Agreed Values of such Limited Partners' non-cash Capital Contributions, if any, as of the date of such contributions are set forth opposite their names on Exhibit A as amended from time to time.

         4.02 Additional Capital Contributions and Issuances of Additional Partnership Interests. Subject to the Act, the Limited Partners and the General Partner shall have no right or obligation to make any additional Capital Contributions or loans to the Partnership.


         (a) Issuances of Additional Partnership Interests. Subject to
Sections 4.03(c), 4.04(c) and 4.05 of this Agreement and except as limited below, the General Partner is hereby authorized to cause the Partnership to issue such additional Partnership Interests in the form of Partnership Units for any Partnership purpose at any time or from time to time, to the Partners (including the General Partner) or to other Persons for such consideration and on such terms and conditions as shall be established by the General Partner in its reasonable discretion. Any additional Partnership Interests issued thereby may be issued in one or more classes, or one or more series of any of such classes, with such designations, preferences and relative, participating, optional or other special rights, powers and duties, including rights, powers and duties senior to Limited

Partnership Interests, all as shall be determined by the General Partner in its sole and absolute discretion and without the approval of any Limited Partner (except as set forth above), subject to Delaware law, including, without limitation, (i) the allocations of items of Partnership income, gain, loss, deduction and credit to each such class or series of Partnership Interests; (ii) the right of each such class or series of Partnership Interests to share in Partnership distributions; and (iii) the rights of each such class or series of Partnership Interests upon dissolution and liquidation of the Partnership. Without limiting the foregoing, the General Partner is expressly authorized to cause the Partnership to issue Partnership Units for less than fair market value, so long as the General Partner concludes in good faith that such issuance is in the best interests of the Partnership. Notwithstanding the foregoing, without the consent of a majority in interest of each class or series of Limited Partnership Interest, the General Partner may not issue additional Partnership Units (i) in excess of 10% of the Partnership Units outstanding following such issuance or (ii) other than units of Limited Partnership Interest, to employees, directors, advisors or consultants of the Partnership or the General Partner, if such Partnership Units are issued for less than fair market value.



         (b) Right to Participate in Issuance of Additional Partnership Interests. So long as at least 33% of the Series A Preferred, the Series B Preferred or the Common Units are outstanding, the Partnership shall not, until such date as the Partnership completes a Qualified Public Offering (as defined herein), or until such time as it consummates the sale of all or substantially all of its assets or outstanding equity pursuant to a merger, acquisition, or similar transaction, issue or sell any (i) Common Units, (ii) securities convertible into or carrying any rights to purchase Common Units, or (iii) options, warrants or other rights to subscribe for, purchase or otherwise acquire Common Units other than in connection with such Qualified Public Offering, or a sale of all or substantially all of the Partnership's assets, unless (a) the Partnership has received a bona fide, arms' length offer to purchase such securities from a third party and (b) the Partnership first submits a written offer to the holders of the Series A Preferred, the Series B Preferred and the Common Units, as applicable, to permit them to purchase their "Proportionate Share" of such securities (as defined below) on terms and conditions, including price, not less favorable to the holders of the Series A Preferred, the Series B Preferred and the Common Units, as applicable, than those offered by such other prospective purchaser. The holders of the Series A Preferred, the Series B Preferred and the Common Units, as applicable, shall have the right to elect to purchase a number of such securities based on the ratio which the Common Units owned by the holders of the Series A Preferred, the Series B Preferred and the Common Units, as applicable, or obtainable by the holders of the Series A Preferred and the Series B Preferred, as applicable, upon conversion of the Series A Preferred or the Series B Preferred owned by it bears to all the issued and outstanding Common Units, including Common Units issuable upon conversion of any outstanding Series A Preferred, Series B Preferred or other convertible securities (the "PROPORTIONATE SHARE"). The Partnership's offer to the holders of the Series A Preferred, Series B Preferred and the Common Units, as applicable, shall remain open and irrevocable for a period of thirty (30) days. The failure by any such holder to give notice of its election to purchase such holder's Proportionate Share of such offered securities shall be deemed to be the election by such holder not to purchase such securities.


         4.03 Series A Convertible Redeemable Preferred Units of Partnership Interests. This series of preferred units of partnership interest shall be designated as Series A Convertible Redeemable Preferred Units of Partnership Interests (the "SERIES A PREFERRED") and the number of units which shall constitute such series shall not be more than 10,000 units, which number may be decreased (but not below the aggregate number thereof then outstanding and/or which have been reserved for issuance) from time to time by the General Partner.

         (a) Redemption.

                  (i) The Series A Preferred shall be redeemable at the option of either a Supermajority of the members of the GP Board or the vote of a majority in interest of each class of Limited Partnership Interest other than the Series A Preferred at any time at an aggregate price equal to the Unrecovered Capital Contribution of the Series A Partners plus the amount of any Unrecovered Series A Preference; provided, however, that each holder of the Series A Preferred would (A) have an irrevocable right to convert or exchange its Series A Preferred for Series A Conversion Interests or Series A Exchange Shares, as applicable, at any time within ten business days of its receipt of a redemption notice from the Partnership and (B) be entitled to receive any information reasonably requested regarding the Partnership and COPI, including, but not limited to, any plans or discussions involving such entities regarding the issuance of any securities, a sale of stock or assets or a merger.

                  (ii) The Series A Preferred and the Series A Conversion Interests shall be redeemed by the Partnership upon the consummation of an underwritten public offering by either COPI or the Partnership with a price of $3.60 per share in the case of COPI Common Stock, or $2.40 per unit in the case of Common Units, and aggregate proceeds in excess of $20,000,000 (a "QUALIFIED PUBLIC OFFERING") at an aggregate price equal to the Unrecovered Capital Contribution of the Series A Partners plus the amount of any Unrecovered Series A Preference; provided, however, that each holder of the Series A Preferred would (A) have an irrevocable right to convert or exchange its Series A Preferred for Series A Conversion Interests or Series A Exchange Shares, as applicable, at any time within ten business days of its receipt of the redemption notice from the Partnership and (B) be entitled to receive any information reasonably requested regarding the Partnership and COPI, including, but not limited to, any plans or discussions involving such entities regarding the issuance of any securities, a sale of stock or assets or a merger; further, provided, that each holder of the Series A Conversion Interests would (Y) have an irrevocable right to retain its Series A Conversion Interests by delivering at any time within ten business days of its receipt of the redemption notice from the Partnership a written notice to the Partnership of its intention to maintain ownership of the Series A Conversion Interests and (Z) be entitled to receive any information reasonably requested regarding the Partnership and COPI, including, but not limited to, any plans or discussions involving such entities regarding the issuance of any securities, a sale of stock or assets or a merger.


                  (iii) The Series A Exchange Shares shall be redeemed by COPI upon the consummation of a Qualified Public Offering at an aggregate price equal to the Unrecovered Capital Contribution of the Series A Partners plus the amount of any Unrecovered Series A Preference in each case at the time of the exchange of the Series A Preferred for the Series A Exchange Shares; provided, however, that each holder of the Series A Exchange Shares would (A) have an irrevocable right to retain its Series A

         Exchange Shares by delivering at any time within ten business days of its receipt of the redemption notice from COPI a written notice to COPI of its intention to maintain ownership of the Series A Exchange Shares and (B) be entitled to receive any information reasonably requested regarding the Partnership and COPI, including, but not limited to, any plans or discussions involving such entities regarding the issuance of any securities, a sale of stock or assets or a merger.

                  (iv) The Series A Preferred shall not be redeemable in part without the consent of CEH (i) prior to the Tax Transition Date and
         (ii) after the Tax Transition Date if such partial redemption results in CEH owning less than 33.0% of the Series A Preferred issued on the Effective Date.

                  (v) No other equity securities of the Partnership shall be redeemable prior to the units of Series A Preferred without the prior written consent of holders of a majority of the Series A Preferred outstanding.

         (b) Exchange or Conversion.


                  (i) The Series A Preferred shall be exchangeable for that number of shares of COPI Common Stock (subject to anti-dilution adjustment as provided in Section 4.03(d)) equal to (a) the Unrecovered Capital Contribution of the Series A Partners plus the amount of any Unrecovered Series A Preference divided by (b) the Series A Exchange Price (such shares of COPI Common Stock, the "SERIES A EXCHANGE SHARES"). Each holder of Series A Preferred shall have the option to exercise its exchange right at any time after the Tax Transition Date. If all or a portion of the Series A Preferred is converted into Series A Conversion Interests (as defined below) pursuant to Section 4.03(a) of this Agreement, each holder of such Series A Conversion Interests shall have the right to any time within ten business days of the Tax Transition Date to exchange such Series A Conversion Shares for that number of Series A Exchange Shares that such holder would have received if the Series A Preferred had been exchanged for the Series A Exchange Shares pursuant to this Section 4.03(b). The "SERIES A EXCHANGE PRICE" shall mean an initial price equal to (i) the Rights Offering Price multiplied by (ii) 2.333, the product of which is subject to adjustment from time to time in accordance with the provisions of Section 4.03(d).



                  (ii) The Series A Preferred shall be convertible into that number of Common Units (subject to anti-dilution adjustment as provided in Section 4.03(d)) equal to (a) the Unrecovered Capital Contribution of the Series A Partners plus the amount of any Unrecovered Series A Preference divided by (b) the Series A Conversion Price (such Common Units, the "SERIES A CONVERSION INTERESTS"). Each holder of Series A Preferred shall have the option to exercise its conversion right at any time after the second anniversary of the Effective Date; provided, however, that the Series A Preferred shall not be convertible after the Trigger Date. The "SERIES A CONVERSION PRICE" shall mean an initial price of $0.96, subject to adjustment (A) from time to time in accordance with the provisions of Section 4.03(d) and (B) upon the expiration of three years from the Effective Date in accordance with the immediately following sentence. Upon the expiration of three years from the Effective Date, if the Tax Transition Date has not occurred by such time, the Series A Conversion Price will be adjusted to equal the product of (i) the Rights Offering Price multiplied by
         (ii) 1.866.


                  (iii) Subject to Sections 4.03(a)(ii) and Section 4.03(a)(iii), the Series A Preferred shall automatically be exchanged for Series A Exchange Shares, or shall automatically be converted into the Series A Conversion Interests (subject to anti-dilution adjustment as provided in Section 4.03(d)), upon consummation of a Qualified Public Offering. Each holder of Series A Preferred shall have the right to elect whether its Series A Preferred shall be exchanged for the Series A Exchange Shares or converted into the Series A Conversion Interests within ten (10) days of receipt of notice from either the Partnership or COPI, as the case may be, of their intention to commence a Qualified Public Offering. Notwithstanding the foregoing, the Series A Preferred shall not be exchanged for COPI Common Stock on or prior to the Tax Transition Date.

                  (iv) The Series A Preferred shall be exchanged for the Series A Exchange Shares, at the option of COPI, at any time after the Trigger Date, subject to the following conditions: (a) the closing bid price for the COPI Common Stock on each of the 20 trading days immediately preceding the date of exchange is at least $3.60, (b) on the date of exchange COPI provides the holders of the Series A Preferred with a registration statement covering the resale of the Series A Preferred that is effective under the Securities Act of 1933, as amended, and under all applicable state securities laws, pursuant to that certain Registration Rights Agreement, dated as of the date hereof, among COPI, SunTx and CEH (the "REGISTRATION RIGHTS AGREEMENT"), (c) COPI has satisfied all of its other obligations with regard to the registration of the Series A Exchange Shares as set forth in the Registration Rights Agreement, and (d) COPI provides such documentation as the holders of the Series A Preferred may reasonably request evidencing the redemption rights related to the Series A Exchange Shares as set forth in Section 4.03(a)(iii) of this Agreement.

         (c) Voting. So long as at least 33% of the Series A Preferred (including for purposes of this Section 4.03(a) any Series A Conversion Interests held by CEH or its Affiliates) remains outstanding, an affirmative vote of the holders of at least a majority the Series A Preferred shall be required to approve (i) creation or issuance of any security of the Partnership, except in connection with the issuance of options to purchase Common Units to members of the Partnership's or the General Partner's management, which will not exceed 10% (calculated on an as-converted basis) of the Common Units, (ii) repurchase of any Common Units except upon termination of employment, (iii) any merger or consolidation of the Partnership, (iv) an increase in the number of authorized units of the Series A Preferred, Series B Preferred, Common Units or any other equity security of the Partnership, (v) any amendment to the this Agreement, (vi) the liquidation and dissolution of the Partnership or the filing by the Partnership of bankruptcy, and (vii) the sale or disposition of assets constituting greater than 20.0% of the fair market value of the total assets of the Partnership, other than any such sale or disposition made in the ordinary course of the Partnership's business. So long as any of the Series A Preferred or Series A Conversion Interests are held by CEH or its Affiliates, the Partnership shall not issue any security without the prior written consent of CEH, which may only be withheld if CEH determines, in its reasonable discretion, that such issuance could reasonably be expected to materially adversely affect the ability of Crescent to achieve or maintain qualification as a REIT, and any issuance made in violation of this provision shall be void ab initio and of no force and effect.


         (d) Anti-Dilution for Series A Exchange.



                  (i) Except as provided in Section 4.03(d)(ii), if and whenever COPI shall issue or sell, or is, in accordance with Sections 4.03(d)(i)(A) to 4.03(d)(i)(G), deemed to have issued or sold, any shares of COPI Common Stock for a consideration per share less than the Series A Exchange Price in effect immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the Series A Exchange Price shall be reduced to the price determined by dividing (1) an amount equal to the sum of (x) the number of shares of COPI Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing Series A Exchange Price and (y) the total aggregate consideration, if any, received by COPI upon such issue or sale, by (2) the total number of shares of COPI Common Stock outstanding immediately after such issue or sale.



         For purposes of this Section 4.03(d), the following Sections 4.03(d)(i)(A) to 4.03(d)(i)(G) shall also be applicable:



                            (A) Issuance of Rights or Options. In case at any
time COPI shall in any manner grant (whether directly or by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, COPI Common Stock or any stock or security convertible into or exchangeable for COPI Common Stock (such warrants, rights or options to purchase (i) COPI Common Stock or (ii) any stock or securities convertible into or exchangeable for COPI Common Stock being called "COPI OPTIONS" and such convertible or exchangeable stock or securities being called "COPI CONVERTIBLE SECURITIES"), whether or not such COPI Options or the right to convert or exchange any such COPI Convertible Securities are immediately exercisable, and the price per share for which COPI Common Stock is issuable upon the exercise of such COPI Options or upon the conversion or exchange of such COPI Convertible Securities (determined by dividing (1) the total amount, if any, received or receivable by COPI as consideration for the granting of such COPI Options, plus the minimum aggregate amount of additional consideration payable to COPI upon the exercise of all such COPI Options, plus, in the case of such COPI Options which relate to COPI Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such COPI Convertible Securities and upon the conversion or exchange thereof, by (2) the total maximum number of shares of COPI Common Stock issuable upon the exercise of such COPI Options or upon the conversion or exchange of all such COPI Convertible Securities issuable upon the exercise of such COPI Options) shall be less than the Series A Exchange Price in effect immediately prior to the time of the granting of such COPI Options, then the total maximum number of shares of COPI Common Stock issuable upon the exercise of such COPI Options or upon conversion or exchange of the total maximum amount of such COPI Convertible Securities issuable upon the exercise of such COPI Options shall be deemed to have been issued for such price per share (determined as provided above in this subparagraph) as of the date of granting of such COPI Options or the issuance of such COPI Convertible Securities and thereafter shall be deemed to be outstanding. Except as otherwise provided in Section 4.03(d)(i)(C), no adjustment of the Series A Exchange Price shall be made upon the actual issue of such COPI Common Stock or of such COPI Convertible Securities upon exercise of such COPI Options or upon the actual issue of such COPI Common Stock upon conversion or exchange of such COPI Convertible Securities.



                            (B) Issuance of COPI Convertible Securities. In case
COPI shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any COPI Convertible Securities, whether or not the rights to exchange or convert any such COPI Convertible Securities are immediately exercisable, and the price per share for which COPI Common Stock is issuable upon such conversion or exchange (determined by dividing (1) the total amount received or receivable by COPI as consideration for the issue or sale of such COPI Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to COPI upon the conversion or exchange thereof, by (2) the total maximum number of shares of COPI Common Stock issuable upon the conversion or exchange of all such COPI Convertible Securities) shall be less than the Series A Exchange Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of COPI Common Stock issuable upon conversion or exchange of all such COPI Convertible Securities shall be deemed to have been issued for such price per share (determined as provided above in this subparagraph) as of the date of the issue or sale of such COPI Convertible Securities and thereafter shall be deemed to be outstanding, provided that (x) except as otherwise provided in Section 4.03(d)(i)(C), no adjustment of the Series A Exchange Price shall be made upon the actual issue of such COPI Common Stock upon conversion or exchange of such COPI Convertible Securities and (y) if any such issue or sale of such COPI Convertible Securities is made upon exercise of any COPI Options to purchase any such COPI Convertible Securities for which adjustments of the Series A Exchange Price have been or are to be made pursuant to other provisions of this Section 4.03(d), no further adjustment of the Series A Exchange Price shall be made by reason of such issue or sale.



                            (C) Change in COPI Option Price or Conversion Rate.
Upon the happening of any of the following events, specifically, if the purchase price provided for in any COPI Option referred to in Section 4.03(d)(i)(A), the additional consideration, if any, payable upon the conversion or exchange of any COPI Convertible Securities referred to in Section 4.03(d)(i)(A) or 4.03(d)(i)(B), or the rate at which COPI Convertible Securities referred to in
Section 4.03(d)(i)(A) or 4.03(d)(i)(B) are convertible into or exchangeable for COPI Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Series A Exchange Price in effect at the time of such event shall forthwith be readjusted to the Series A Exchange Price which would have been in effect at such time had such COPI Options or COPI Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold; and on the termination of any such COPI Option or any such right to convert or exchange such COPI Convertible Securities, the Series A Exchange Price then in effect hereunder shall forthwith be increased to the Series A Exchange Price which would have been in effect at the time of such termination had such COPI Option or COPI Convertible Securities, to the extent outstanding immediately prior to such termination, never been issued.



                            (D) Stock Dividends. In case COPI shall declare a
dividend or make any other distribution upon any stock of COPI (other than COPI Common Stock) payable in COPI Common Stock, COPI Options or COPI Convertible Securities, then any COPI Common

Stock, COPI Options or COPI Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.



                            (E) Consideration for Stock. In case any shares of
COPI Common Stock, COPI Options or COPI Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by COPI therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by COPI in connection therewith. In case any shares of COPI Common Stock, COPI Options or COPI Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by COPI shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of COPI, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by COPI in connection therewith. In case any COPI Options shall be issued in connection with the issue and sale of other securities of COPI, together comprising one integral transaction in which no specific consideration is allocated to such COPI Options by the parties thereto, such COPI Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of COPI.



                            (F) Record Date. In case COPI shall take a record of
the holders of COPI Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in COPI Common Stock, COPI Options or COPI Convertible Securities or (ii) to subscribe for or purchase COPI Common Stock, COPI Options or COPI Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of COPI Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.



                            (G) Treasury Shares. The number of shares of COPI
Common Stock outstanding at any given time shall not include shares owned or held by or for the account of COPI, and the disposition of any such shares shall be considered an issue or sale of COPI Common Stock for the purpose of this
Section 4.03(d).



                  (ii) Certain Issues of Securities Excepted. Anything herein to the contrary notwithstanding, COPI shall not be required to make any adjustment of the Series A Exchange Price in the case of the issuance of:



                            (A) the securities, with an aggregate sales price of
up to $15,000,000, issued in connection with a rights offering by COPI at a price per share equal to or greater than the Rights Offering Price (or, if less than the Rights Offering Price only to the extent of the difference) (appropriately adjusted to reflect the occurrence of any event described in Section 4.03(d)(iii));



                            (B) (1) any securities issued or issuable in
connection with that certain Amended and Restated Securities Purchase Agreement by and among the Partnership, Crescent Machinery Company, L.P., CMC GP, LLC, CMC, COPI, COPI Colorado, CREELP, SunTx and CEH, dated as of October __, 2001 (the "SECURITIES PURCHASE AGREEMENT"), (2) any securities issued upon exchange or exercise of securities issued under the Securities Purchase Agreement and (3) any securities issued to directors or members of management of COPI pursuant to an employee incentive plan, stock option plan or other incentive or compensatory arrangement, including the issuance of any securities issued upon any exercise of such securities (appropriately adjusted to reflect the occurrence of any event described in Section 4.03(d)(iii)); or



                            (C) any COPI Options and COPI Convertible Securities
outstanding as of the Effective Date.



The number of shares of Common Stock deemed to be outstanding under Section 4.03(d) shall, however, include all shares of COPI Common Stock issued or issuable under Sections 4.03(d)(ii)(A) through 4.03(d)(ii)(C), whether or not the securities issued or issuable thereunder are then exercisable or convertible.



                  (iii) Subdivision or Combination of COPI Common Stock. In case COPI shall at any time subdivide (by any stock split, stock dividend or otherwise) the outstanding shares of COPI Common Stock into a greater number of shares, the Series A Exchange Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of COPI Common Stock shall be combined into a smaller number of shares, the Series A Exchange Price in effect immediately prior to such combination shall be proportionately increased. In the case of any such subdivision, no further adjustment shall be made pursuant to Section 4.03(d)(i)(D) by reason thereof.



                  (iv) Notice of Adjustment. Upon any adjustment of the Series A Exchange Price, then and in each such case COPI shall give notice thereof to each holder of Series A Preferred at the address of such holder as shown on the books of COPI, which notice shall state the Series A Exchange Price resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.



                  (v) Stock to be Reserved. COPI will at all times reserve and keep available out of the authorized COPI Common Stock, solely for the purpose of issuance upon the exchange of the Series A Preferred as herein provided, such number of shares of COPI Common Stock as shall then be issuable upon the exchange of all outstanding Series A Preferred. All shares of COPI Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, COPI will take all such action as may be requisite to assure that the par value per share of COPI Common Stock is at all times equal to or less than the Series A Exchange Price in effect at the time. COPI will use reasonable efforts to take all such action as may be necessary to assure that all such shares of COPI Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the COPI Common Stock may be listed. COPI will not take any action which results in any adjustment of the Series A Exchange Price if the total number of shares of COPI Common Stock issued and issuable after such action upon exchange of the Series A Preferred would exceed the total number of shares of COPI Common Stock then authorized by the Certificate of Incorporation of COPI.

                  (vi) Issue Tax. The issuance of certificates for shares of COPI Common Stock upon the exchange of Series A Preferred shall be made without charge by COPI to the holders thereof for any issuance tax in respect thereof, provided that COPI shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series A Preferred which is being exchanged.



                  (vii) Closing of Books. COPI will at no time close its transfer books against the transfer of any Series A Preferred or of any shares of COPI Common Stock issued or issuable upon the exchange of any units of Series A Preferred in any manner which interferes with the timely exchange of such Series A Preferred, except as may otherwise be required to comply with applicable securities laws.



         (e) Anti-Dilution for Series A Conversion.



                  (i) Except as provided in Section 4.03(e)(ii), if and whenever the Partnership shall issue or sell, or is, in accordance with Sections 4.03(e)(i)(A) to 4.03(e)(i)(G), deemed to have issued or sold, any Common Units for a consideration per share less than the Series A Conversion Price in effect immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the Series A Conversion Price shall be reduced to the price determined by dividing
         (1) an amount equal to the sum of (x) the number of Common Units outstanding immediately prior to such issue or sale multiplied by the then existing Series A Conversion Price and (y) the consideration, if any, received by the Partnership upon such issue or sale, by (2) the total number of Common Units outstanding immediately after such issue or sale.



         For purposes of this Section 4.03(e), the following Sections 4.03(e)(i)(A) to 4.03(e)(i)(G) shall also be applicable:



                            (A) Issuance of Rights or Options. In case at any
time the Partnership shall in any manner grant (whether directly or by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Units or any security convertible into or exchangeable for Common Units (such warrants, rights or options being called "PARTNERSHIP OPTIONS" and such convertible or exchangeable securities being called "PARTNERSHIP CONVERTIBLE SECURITIES"), whether or not such Partnership Options or the right to convert or exchange any such Partnership Convertible Securities are immediately exercisable, and the price per unit for which Common Units are issuable upon the exercise of such Partnership Options or upon the conversion or exchange of such Partnership Convertible Securities (determined by dividing (1) the total amount, if any, received or receivable by the Partnership as consideration for the granting of such Partnership Options, plus the minimum aggregate amount of additional consideration payable to the Partnership upon the exercise of all such Partnership Options, plus, in the case of such Partnership Options which relate to Partnership Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Partnership Convertible Securities and upon the conversion or exchange thereof, by (2) the total maximum number of Common Units issuable upon the exercise of such Partnership Options or upon the conversion or exchange of all such Partnership Convertible Securities issuable upon the exercise of such Partnership Options) shall be less than the Series A Conversion Price in effect immediately prior to the time of the granting of such Partnership Options, then the total maximum number of Common Units issuable upon the exercise of such Partnership Options or upon conversion or exchange of the total maximum amount of such Partnership Convertible Securities issuable upon the exercise of such Partnership Options shall be deemed to have been issued for such price per share (determined as provided above in this subparagraph) as of the date of granting of such Partnership Options or the issuance of such Partnership Convertible Securities and thereafter shall be deemed to be outstanding. Except as otherwise provided in Section 4.03(e)(i)(C), no adjustment of the Series A Conversion Price shall be made upon the actual issue of such Common Units or of such Partnership Convertible Securities upon exercise of such Partnership Options or upon the actual issue of such Common Units upon conversion or exchange of such Partnership Convertible Securities.



                            (B) Issuance of Partnership Convertible Securities.
In case the Partnership shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Partnership Convertible Securities, whether or not the rights to exchange or convert any such Partnership Convertible Securities are immediately exercisable, and the price per unit for which Common Units are issuable upon such conversion or exchange (determined by dividing (1) the total amount received or receivable by the Partnership as consideration for the issue or sale of such Partnership Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Partnership upon the conversion or exchange thereof, by (2) the total maximum number of Common Units issuable upon the conversion or exchange of all such Partnership Convertible Securities) shall be less than the Series A Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of Common Units issuable upon conversion or exchange of all such Partnership Convertible Securities shall be deemed to have been issued for such price per share (determined as provided above in this subparagraph) as of the date of the issue or sale of such Partnership Convertible Securities and thereafter shall be deemed to be outstanding, provided that (x) except as otherwise provided in
Section 4.03(e)(i)(C), no adjustment of the Series A Conversion Price shall be made upon the actual issue of such Common Units upon conversion or exchange of such Partnership Convertible Securities and (y) if any such issue or sale of such Partnership Convertible Securities is made upon exercise of any Partnership Options to purchase any such Partnership Convertible Securities for which adjustments of the Series A Conversion Price have been or are to be made pursuant to other provisions of this Section 4.03(e), no further adjustment of the Series A Conversion Price shall be made by reason of such issue or sale.



                            (C) Change in Partnership Option Price or Conversion
Rate. Upon the happening of any of the following events, specifically, if the purchase price provided for in any Partnership Option referred to in Section 4.03(e)(i)(A), the additional consideration, if any, payable upon the conversion or exchange of any Partnership Convertible Securities referred to in Section 4.03(e)(i)(A) or 4.03(e)(i)(B), or the rate at which Partnership Convertible Securities referred to in Section 4.03(e)(i)(A) or 4.03(e)(i)(B) are convertible into or exchangeable for Common Units shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Series A Conversion Price in effect at the time of such event shall forthwith be readjusted to the Series A Conversion Price which would have been in effect at such time had such Partnership Options or Partnership Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold; and on the termination of any such Partnership Option or any such right to convert or exchange such Partnership Convertible Securities, the Series A Conversion Price then in effect hereunder shall forthwith be increased to the Series A Conversion Price which would have been in effect at the time of such termination had such Partnership Option or Partnership Convertible Securities, to the extent outstanding immediately prior to such termination, never been issued.



                            (D) Unit Distributions. In case the Partnership
shall make any distribution upon any units of the Partnership (other than the Common Units) payable in Common Units, Partnership Options or Partnership Convertible Securities, then any Common Units, Partnership Options or Partnership Convertible Securities, as the case may be, issuable in payment of such distribution shall be deemed to have been issued or sold without consideration.



                            (E) Consideration for Units. In case any Common
Units, Partnership Options or Partnership Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Partnership therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Partnership in connection therewith. In case any Common Units, Partnership Options or Partnership Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Partnership shall be deemed to be the fair value of such consideration as determined in good faith by the General Partner of the Partnership, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Partnership in connection therewith. In case any Partnership Options shall be issued in connection with the issue and sale of other securities of the Partnership, together comprising one integral transaction in which no specific consideration is allocated to such Partnership Options by the parties thereto, such Partnership Options shall be deemed to have been issued for such consideration as determined in good faith by the General Partner of the Partnership.



                            (F) Record Date. In case the Partnership shall take
a record of the holders of Common Units for the purpose of entitling them (i) to receive a distribution payable in Common Units, Partnership Options or Partnership Convertible Securities or (ii) to subscribe for or purchase Common Units, Partnership Options or Partnership Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the Common Units deemed to have been issued or sold upon the declaration of such distribution or the date of the granting of such right of subscription or purchase, as the case may be.



                            (G) Units Held by Partnership. The number of Common
Units outstanding at any given time shall not include Common Units owned or held by or for the account of the Partnership, and the disposition of any such shares shall be considered an issue or sale of Common Units for the purpose of this
Section 4.03(e).



                  (ii) Certain Issues of Securities Excepted. Anything herein to the contrary notwithstanding, the Partnership shall not be required to make any adjustment of the Series A Conversion Price in the case of the issuance of (1) any securities issued or issuable in connection with the Securities Purchase Agreement and (2) any securities issued upon exchange or exercise of securities issued under the Securities Purchase

         Agreement (appropriately adjusted to reflect the occurrence of any event described in Section 4.03(e)(iii)).



                  (iii) Subdivision or Combination of Common Units. In case the Partnership shall at any time subdivide (by any unit split, unit distribution or otherwise) the outstanding Common Units into a greater number of units, the Series A Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding Common Units shall be combined into a smaller number of units, the Series A Conversion Price in effect immediately prior to such combination shall be proportionately increased. In the case of any such subdivision, no further adjustment shall be made pursuant to Section 4.03(e)(i)(D) by reason thereof.



                  (iv) Notice of Adjustment. Upon any adjustment of the Series A Conversion Price, then and in each such case the Partnership shall give notice thereof to each holder of Series A Preferred at the address of such holder as shown on the books of the Partnership, which notice shall state the Series A Conversion Price resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.



                  (v) Issuance of Units. All Common Units which shall be issued upon the conversion of the Series A Preferred as herein provided shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Partnership will use reasonable efforts to take all such action as may be necessary to assure that all such Common Units may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Units may be listed. The Partnership will not take any action which results in any adjustment of the Series A Conversion Price if the total number of Common Units issued and issuable after such action upon conversion of the Series A Preferred would exceed the total number of Common Units then authorized by this Agreement.



                   (vi) Issue Tax. The issuance of Common Units upon the conversion of Series A Preferred shall be made without charge by the Partnership to the holders thereof for any issuance tax in respect thereof, provided that the Partnership shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series A Preferred which is being converted.



                  (vii) Closing of Books. The Partnership will at no time close its transfer books against the transfer of any Series A Preferred or of any Common Units issued or issuable upon the conversion of any units of Series A Preferred in any manner which interferes with the timely exchange of such Series A Preferred, except as may otherwise be required to comply with applicable securities laws.


         4.04 Series B Convertible Redeemable Preferred Units of Partnership Interests. This series of preferred units of partnership interest shall be designated as Series B Convertible Redeemable Preferred Units of Partnership Interests (the "SERIES B PREFERRED") and the number of units which shall constitute such series shall not be more than 19,000 units, which number may be decreased (but not below the aggregate number thereof then outstanding and/or which have been reserved for issuance) from time to time by the General Partner.

         (a) Redemption.

                  (i) Subject to the rights of the Series A Preferred, the Series B Preferred shall be redeemable at the election of the holders of 50% of the Series B Preferred outstanding, and upon receipt of the consent of Supermajority of the GP Board, at an aggregate price equal to the Unrecovered Capital Contribution of the Series B Partners plus the amount of any Unrecovered Series B Preference calculated to the date of redemption.

                  (ii) Other than the Series A Preferred, no other equity securities of the Partnership shall be redeemed prior to the units of Series B Preferred without the prior written consent of the holders of a majority of the Series B Preferred outstanding.

         (b) Exchange, Conversion or Put.


                  (i) The Series B Preferred shall be exchangeable for that number of shares of COPI Common Stock (subject to anti-dilution adjustment as provided in Section 4.04(d)) equal to (a) the Unrecovered Capital Contribution of the Series B Partners plus the amount of the Aggregate Series B Calculation Amount, divided by (b) the Series B Exchange Price (such shares of COPI Common Stock, the "SERIES B EXCHANGE SHARES") at the option of the each holder of Series B Preferred, at any time after the Tax Transition Date. The "SERIES B EXCHANGE PRICE" shall mean an initial price equal to (i) the Rights Offering Price multiplied by (ii) 0.933, the product of which is subject to adjustment from time to time in accordance with the provisions of Section 4.04(d). The Series A Exchange Price and the Series B Exchange Price are sometimes collectively referred to as the "EXCHANGE PRICES."



                  (ii) The Series B Preferred shall be convertible into that number of units of Common Interest (subject to anti-dilution adjustment as provided in Section 4.04(d)) equal to (a) the Unrecovered Capital Contribution of the Series B Partners plus the amount of the Aggregate Series B Calculation Amount, divided by (b) the Series B Conversion Price (such Common Units, the "SERIES B CONVERSION INTERESTS") at any time after the Effective Date at the option of the holder; provided, however, that the Series B Preferred shall not be convertible at any time after the Trigger Date. The "SERIES B CONVERSION PRICE" shall mean an initial price of $0.64, subject to adjustment (A) from time to time in accordance with the provisions of Section 4.04(d) and (B) upon the expiration of three years from the Effective Date in accordance with the immediately following sentence. Upon the expiration of three years from the Effective Date, if the Tax Transition Date has not occurred by such time, the Series A Conversion Price will be adjusted to equal the product of (i) the Rights Offering Price multiplied by (ii) 0.746. The Series A Conversion Price and the Series B Conversion Price are sometimes collectively referred to as the "CONVERSION PRICES."

                  (iii) The Series B Preferred shall automatically be converted into the Series B Conversion Interests or exchanged for the Series B Exchange Shares (subject to anti-dilution adjustment as provided in Section 4.04(d)), upon consummation of a Qualified Public Offering. Each holder of Series B Preferred shall have the right to elect whether its Series B Preferred shall be exchanged for the Series B Exchange Shares or converted into the Series B Conversion Interests within ten
         (10) days of receipt of notice from either the Partnership or COPI, as the case may be, of their intention to commence a Qualified Public Offering. Notwithstanding the foregoing, the Series B Preferred shall not be exchanged for COPI Common Stock on or prior to the Tax Transition Date.

                  (iv) Notwithstanding the provisions of Article IX, the owner of SunTx shall have the right to (a) combine SunTx and COPI by a put of SunTx shares to COPI (or a wholly owned subsidiary of COPI) solely in exchange for the Series B Exchange Shares, which may, at the option of SunTx, qualify as a tax free reorganization under IRC Section 368 or
         (b) put SunTx shares to the Partnership solely in exchange for the Series B Conversion Interests at such time as the Partnership elects to be treated as a corporation for federal income tax purposes. No exchange of SunTx shares into COPI Common Stock pursuant to this paragraph shall be made on or prior to the Tax Transition Date.


         (c) Voting Rights. So long as at least 33% of the Series B
Preferred (including for purposes of this Section 4.04(c) any Series B Conversion Interests held by SunTx or its Affiliates) remains outstanding, an affirmative vote of the holders of at least a majority of the Series B Preferred outstanding shall be required to approve (i) creation or issuance of any security of the Partnership, except in connection with the issuance of options to purchase Common Units to members of the Partnership's or the General Partner's management, which will not exceed 10% (calculated on an as-converted basis) of the Common Units, (ii) repurchase of any Common Units except upon termination of employment, (iii) any merger or consolidation of the Partnership,
(iv) an increase in the number of authorized units of the Series A Preferred, Series B Preferred, Common Units or any other equity security of the Partnership, (v) any amendment to the this Agreement, (vi) the liquidation and dissolution of the Partnership or the filing by the Partnership of bankruptcy and (vii) the sale or disposition of assets constituting greater than 20.0% of the fair market value of the total assets of the Partnership, other than any such sale or disposition made in the ordinary course of the Partnership's business.



         (d) Anti-Dilution for Series B Exchange.



                  (i) Except as provided in Section 4.04(d)(ii), if and whenever COPI shall issue or sell, or is, in accordance with Sections 4.04(d)(i)(A) to 4.04(d)(i)(G), deemed to have issued or sold, any shares of COPI Common Stock for a consideration per share less than the Series B Exchange Price in effect immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the Series B Exchange Price shall be reduced to the price determined by dividing (1) an amount equal to the sum of (x) the number of shares of COPI Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing Series B Exchange Price and (y) the total aggregate consideration, if any, received by COPI upon such issue or sale, by (2) the total number of shares of COPI Common Stock outstanding immediately after such issue or sale.

         For purposes of this Section 4.04(d), the following Sections 4.04(d)(i)(A) to 4.04(d)(i)(G) shall also be applicable:



                            (A) Issuance of Rights or Options. In case at any
time COPI shall in any manner grant (whether directly or by assumption in a merger or otherwise) any COPI Options or COPI Convertible Securities, whether or not such COPI Options or the right to convert or exchange any such COPI Convertible Securities are immediately exercisable, and the price per share for which COPI Common Stock is issuable upon the exercise of such COPI Options or upon the conversion or exchange of such COPI Convertible Securities (determined by dividing (1) the total amount, if any, received or receivable by COPI as consideration for the granting of such COPI Options, plus the minimum aggregate amount of additional consideration payable to COPI upon the exercise of all such COPI Options, plus, in the case of such COPI Options which relate to COPI Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such COPI Convertible Securities and upon the conversion or exchange thereof, by (2) the total maximum number of shares of COPI Common Stock issuable upon the exercise of such COPI Options or upon the conversion or exchange of all such COPI Convertible Securities issuable upon the exercise of such COPI Options) shall be less than the Series B Exchange Price in effect immediately prior to the time of the granting of such COPI Options, then the total maximum number of shares of COPI Common Stock issuable upon the exercise of such COPI Options or upon conversion or exchange of the total maximum amount of such COPI Convertible Securities issuable upon the exercise of such COPI Options shall be deemed to have been issued for such price per share (determined as provided above in this subparagraph) as of the date of granting of such COPI Options or the issuance of such COPI Convertible Securities and thereafter shall be deemed to be outstanding. Except as otherwise provided in Section 4.04(d)(i)(C), no adjustment of the Series B Exchange Price shall be made upon the actual issue of such COPI Common Stock or of such COPI Convertible Securities upon exercise of such COPI Options or upon the actual issue of such COPI Common Stock upon conversion or exchange of such COPI Convertible Securities.



                            (B) Issuance of COPI Convertible Securities. In case
COPI shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any COPI Convertible Securities, whether or not the rights to exchange or convert any such COPI Convertible Securities are immediately exercisable, and the price per share for which COPI Common Stock is issuable upon such conversion or exchange (determined by dividing (1) the total amount received or receivable by COPI as consideration for the issue or sale of such COPI Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to COPI upon the conversion or exchange thereof, by (2) the total maximum number of shares of COPI Common Stock issuable upon the conversion or exchange of all such COPI Convertible Securities) shall be less than the Series B Exchange Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of COPI Common Stock issuable upon conversion or exchange of all such COPI Convertible Securities shall be deemed to have been issued for such price per share (determined as provided above in this subparagraph) as of the date of the issue or sale of such COPI Convertible Securities and thereafter shall be deemed to be outstanding, provided that (x) except as otherwise provided in Section 4.04(d)(i)(C), no adjustment of the Series B Exchange Price shall be made upon the actual issue of such COPI Common Stock upon conversion or exchange of such COPI Convertible Securities and (y) if any such issue or sale of such COPI Convertible Securities is made upon exercise of any COPI Options to purchase any such COPI Convertible Securities for which adjustments of the Series B Exchange Price have been or are to be made pursuant to other provisions of this Section 4.04(d), no further adjustment of the Series B Exchange Price shall be made by reason of such issue or sale.



                            (C) Change in COPI Option Price or Conversion Rate.
Upon the happening of any of the following events, specifically, if the purchase price provided for in any COPI Option referred to in Section 4.04(d)(i)(A), the additional consideration, if any, payable upon the conversion or exchange of any COPI Convertible Securities referred to in Section 4.04(d)(i)(A) or 4.04(d)(i)(B), or the rate at which COPI Convertible Securities referred to in
Section 4.04(d)(i)(A) or 4.04(d)(i)(B) are convertible into or exchangeable for COPI Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Series B Exchange Price in effect at the time of such event shall forthwith be readjusted to the Series B Exchange Price which would have been in effect at such time had such COPI Options or COPI Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold; and on the termination of any such COPI Option or any such right to convert or exchange such COPI Convertible Securities, the Series B Exchange Price then in effect hereunder shall forthwith be increased to the Series B Exchange Price which would have been in effect at the time of such termination had such COPI Option or COPI Convertible Securities, to the extent outstanding immediately prior to such termination, never been issued.



                            (D) Stock Dividends. In case COPI shall declare a
dividend or make any other distribution upon any stock of COPI (other than COPI Common Stock) payable in COPI Common Stock, COPI Options or COPI Convertible Securities, then any COPI Common Stock, COPI Options or COPI Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.



                            (E) Consideration for Stock. In case any shares of
COPI Common Stock, COPI Options or COPI Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by COPI therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by COPI in connection therewith. In case any shares of COPI Common Stock, COPI Options or COPI Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by COPI shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of COPI, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by COPI in connection therewith. In case any COPI Options shall be issued in connection with the issue and sale of other securities of COPI, together comprising one integral transaction in which no specific consideration is allocated to such COPI Options by the parties thereto, such COPI Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of COPI.



                            (F) Record Date. In case COPI shall take a record of
the holders of COPI Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in COPI Common Stock, COPI Options or COPI Convertible Securities or

(ii) to subscribe for or purchase COPI Common Stock, COPI Options or COPI Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of COPI Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.



                            (G) Treasury Shares. The number of shares of COPI
Common Stock outstanding at any given time shall not include shares owned or held by or for the account of COPI, and the disposition of any such shares shall be considered an issue or sale of COPI Common Stock for the purpose of this
Section 4.04(d).



                  (ii) Certain Issues of Securities Excepted. Anything herein to the contrary notwithstanding, COPI shall not be required to make any adjustment of the Series B Exchange Price in the case of the issuance of:



                            (A) the securities, with an aggregate sales price of
up to $15,000,000, issued in connection with a rights offering by COPI at a price per share equal to or greater than the Rights Offering Price (or, if less than the Rights Offering Price only to the extent of the difference) (appropriately adjusted to reflect the occurrence of any event described in Section 4.04(d)(iii));



                            (B) (1) any securities issued or issuable in
connection with the Securities Purchase Agreement, (2) any securities issued upon exchange or exercise of securities issued under the Securities Purchase Agreement and (3) any securities issued to directors or members of management of COPI pursuant to an employee incentive plan, stock option plan or other incentive or compensatory arrangement, including the issuance of any securities issued upon any exercise of such securities (appropriately adjusted to reflect the occurrence of any event described in Section 4.04(d)(iii)); or



                            (C) any COPI Options and COPI Convertible Securities
outstanding as of the Effective Date.



The number of shares of Common Stock deemed to be outstanding under Section 4.04(d) shall, however, include all shares of COPI Common Stock issued or issuable under Sections 4.04(d)(ii)(A) through 4.04(d)(ii)(C), whether or not the securities issued or issuable thereunder are then exercisable or convertible.



                  (iii) Subdivision or Combination of COPI Common Stock. In case COPI shall at any time subdivide (by any stock split, stock dividend or otherwise) the outstanding shares of COPI Common Stock into a greater number of shares, the Series B Exchange Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of COPI Common Stock shall be combined into a smaller number of shares, the Series B Exchange Price in effect immediately prior to such combination shall be proportionately increased. In the case of any such subdivision, no further adjustment shall be made pursuant to Section 4.04(d)(i)(D) by reason thereof.

                  (iv) Notice of Adjustment. Upon any adjustment of the Series B Exchange Price, then and in each such case COPI shall give notice thereof to each holder of Series B Preferred at the address of such holder as shown on the books of COPI, which notice shall state the Series B Exchange Price resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.



                  (v) Stock to be Reserved. COPI will at all times reserve and keep available out of the authorized COPI Common Stock, solely for the purpose of issuance upon the exchange of the Series B Preferred as herein provided, such number of shares of COPI Common Stock as shall then be issuable upon the exchange of all outstanding Series B Preferred. All shares of COPI Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, COPI will take all such action as may be requisite to assure that the par value per share of COPI Common Stock is at all times equal to or less than the Series B Exchange Price in effect at the time. COPI will use reasonable efforts to take all such action as may be necessary to assure that all such shares of COPI Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the COPI Common Stock may be listed. COPI will not take any action which results in any adjustment of the Series B Exchange Price if the total number of shares of COPI Common Stock issued and issuable after such action upon exchange of the Series B Preferred would exceed the total number of shares of COPI Common Stock then authorized by the Certificate of Incorporation of COPI.



                  (vi) Issue Tax. The issuance of certificates for shares of COPI Common Stock upon the exchange of Series B Preferred shall be made without charge by COPI to the holders thereof for any issuance tax in respect thereof, provided that COPI shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series B Preferred which is being exchanged.



                  (vii) Closing of Books. COPI will at no time close its transfer books against the transfer of any Series B Preferred or of any shares of COPI Common Stock issued or issuable upon the exchange of any units of Series B Preferred in any manner which interferes with the timely exchange of such Series B Preferred, except as may otherwise be required to comply with applicable securities laws.



         (e) Anti-Dilution for Series B Conversion.



                  (i) Except as provided in Section 4.04(e)(ii), if and whenever the Partnership shall issue or sell, or is, in accordance with Sections 4.04(e)(i)(A) to 4.04(e)(i)(G), deemed to have issued or sold, any Common Units for a consideration per share less than the Series B Conversion Price in effect immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the Series B Conversion Price shall be reduced to the price determined by dividing
         (1) an amount equal to the sum of (x) the number of Common Units outstanding immediately prior to such issue or sale multiplied by the then existing Series B Conversion Price and (y) the consideration, if any, received by the Partnership upon such issue or sale, by (2) the total number of Common Units outstanding immediately after such issue or sale.



         For purposes of this Section 4.04(e), the following Sections 4.04(e)(i)(A) to 4.04(e)(i)(G) shall also be applicable:



                            (A) Issuance of Rights or Options. In case at any
time the Partnership shall in any manner grant (whether directly or by assumption in a merger or otherwise) any Partnership Options or Partnership Convertible Securities, whether or not such Partnership Options or the right to convert or exchange any such Partnership Convertible Securities are immediately exercisable, and the price per unit for which Common Units are issuable upon the exercise of such Partnership Options or upon the conversion or exchange of such Partnership Convertible Securities (determined by dividing (1) the total amount, if any, received or receivable by the Partnership as consideration for the granting of such Partnership Options, plus the minimum aggregate amount of additional consideration payable to the Partnership upon the exercise of all such Partnership Options, plus, in the case of such Partnership Options which relate to Partnership Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Partnership Convertible Securities and upon the conversion or exchange thereof, by (2) the total maximum number of Common Units issuable upon the exercise of such Partnership Options or upon the conversion or exchange of all such Partnership Convertible Securities issuable upon the exercise of such Partnership Options) shall be less than the Series B Conversion Price in effect immediately prior to the time of the granting of such Partnership Options, then the total maximum number of Common Units issuable upon the exercise of such Partnership Options or upon conversion or exchange of the total maximum amount of such Partnership Convertible Securities issuable upon the exercise of such Partnership Options shall be deemed to have been issued for such price per share (determined as provided above in this subparagraph) as of the date of granting of such Partnership Options or the issuance of such Partnership Convertible Securities and thereafter shall be deemed to be outstanding. Except as otherwise provided in Section 4.04(e)(i)(C), no adjustment of the Series B Conversion Price shall be made upon the actual issue of such Common Units or of such Partnership Convertible Securities upon exercise of such Partnership Options or upon the actual issue of such Common Units upon conversion or exchange of such Partnership Convertible Securities.



                            (B) Issuance of Partnership Convertible Securities.
In case the Partnership shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Partnership Convertible Securities, whether or not the rights to exchange or convert any such Partnership Convertible Securities are immediately exercisable, and the price per unit for which Common Units are issuable upon such conversion or exchange (determined by dividing (1) the total amount received or receivable by the Partnership as consideration for the issue or sale of such Partnership Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Partnership upon the conversion or exchange thereof, by (2) the total maximum number of Common Units issuable upon the conversion or exchange of all such Partnership Convertible Securities) shall be less than the Series B Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of Common Units issuable upon conversion or exchange of all such Partnership Convertible Securities shall be deemed to have been issued for such price per share

(determined as provided above in this subparagraph) as of the date of the issue or sale of such Partnership Convertible Securities and thereafter shall be deemed to be outstanding, provided that (x) except as otherwise provided in
Section 4.04(e)(i)(C), no adjustment of the Series B Conversion Price shall be made upon the actual issue of such Common Units upon conversion or exchange of such Partnership Convertible Securities and (y) if any such issue or sale of such Partnership Convertible Securities is made upon exercise of any Partnership Options to purchase any such Partnership Convertible Securities for which adjustments of the Series B Conversion Price have been or are to be made pursuant to other provisions of this Section 4.04(e), no further adjustment of the Series B Conversion Price shall be made by reason of such issue or sale.



                            (C) Change in Partnership Option Price or Conversion
Rate. Upon the happening of any of the following events, specifically, if the purchase price provided for in any Partnership Option referred to in Section 4.04(e)(i)(A), the additional consideration, if any, payable upon the conversion or exchange of any Partnership Convertible Securities referred to in Section 4.04(e)(i)(A) or 4.04(e)(i)(B), or the rate at which Partnership Convertible Securities referred to in Section 4.04(e)(i)(A) or 4.04(e)(i)(B) are convertible into or exchangeable for Common Units shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Series B Conversion Price in effect at the time of such event shall forthwith be readjusted to the Series B Conversion Price which would have been in effect at such time had such Partnership Options or Partnership Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold; and on the termination of any such Partnership Option or any such right to convert or exchange such Partnership Convertible Securities, the Series B Conversion Price then in effect hereunder shall forthwith be increased to the Series B Conversion Price which would have been in effect at the time of such termination had such Partnership Option or Partnership Convertible Securities, to the extent outstanding immediately prior to such termination, never been issued.



                            (D) Unit Distributions. In case the Partnership
shall make any distribution upon any units of the Partnership (other than the Common Units) payable in Common Units, Partnership Options or Partnership Convertible Securities, then any Common Units, Partnership Options or Partnership Convertible Securities, as the case may be, issuable in payment of such distribution shall be deemed to have been issued or sold without consideration.



                            (E) Consideration for Units. In case any Common
Units, Partnership Options or Partnership Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Partnership therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Partnership in connection therewith. In case any Common Units, Partnership Options or Partnership Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Partnership shall be deemed to be the fair value of such consideration as determined in good faith by the General Partner of the Partnership, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Partnership in connection therewith. In case any Partnership Options shall be issued in connection with the issue and sale of other securities of the Partnership, together comprising one integral transaction in which no specific consideration is allocated to such Partnership Options by the parties thereto, such

Partnership Options shall be deemed to have been issued for such consideration as determined in good faith by the General Partner of the Partnership.



                            (F) Record Date. In case the Partnership shall take
a record of the holders of Common Units for the purpose of entitling them (i) to receive a distribution payable in Common Units, Partnership Options or Partnership Convertible Securities or (ii) to subscribe for or purchase Common Units, Partnership Options or Partnership Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the Common Units deemed to have been issued or sold upon the declaration of such distribution or the date of the granting of such right of subscription or purchase, as the case may be.



                            (G) Units Held by Partnership. The number of Common
Units outstanding at any given time shall not include Common Units owned or held by or for the account of the Partnership, and the disposition of any such shares shall be considered an issue or sale of Common Units for the purpose of this
Section 4.04(e).



                  (ii) Certain Issues of Securities Excepted. Anything herein to the contrary notwithstanding, the Partnership shall not be required to make any adjustment of the Series B Conversion Price in the case of the issuance of (1) any securities issued or issuable in connection with the Securities Purchase Agreement and (2) any securities issued upon exchange or exercise of securities issued under the Securities Purchase Agreement (appropriately adjusted to reflect the occurrence of any event described in Section 4.04(e)(iii)).



                  (iii) Subdivision or Combination of Common Units. In case the Partnership shall at any time subdivide (by any unit split, unit distribution or otherwise) the outstanding Common Units into a greater number of units, the Series B Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding Common Units shall be combined into a smaller number of units, the Series B Conversion Price in effect immediately prior to such combination shall be proportionately increased. In the case of any such subdivision, no further adjustment shall be made pursuant to Section 4.04(e)(i)(D) by reason thereof.



                  (iv) Notice of Adjustment. Upon any adjustment of the Series B Conversion Price, then and in each such case the Partnership shall give notice thereof to each holder of Series B Preferred at the address of such holder as shown on the books of the Partnership, which notice shall state the Series B Conversion Price resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.



                  (v) Issuance of Units. All Common Units which shall be issued upon the conversion of the Series B Preferred as herein provided shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Partnership will use reasonable efforts to take all such action as may be necessary to assure that all such Common Units may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Units may be listed. The Partnership will not take any action which results in any adjustment of the Series B Conversion Price if the total number of Common Units issued and issuable after such action upon conversion of the Series B Preferred would exceed the total number of Common Units then authorized by this Agreement.



                   (vi) Issue Tax. The issuance of Common Units upon the conversion of Series B Preferred shall be made without charge by the Partnership to the holders thereof for any issuance tax in respect thereof, provided that the Partnership shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series B Preferred which is being converted.



                  (vii) Closing of Books. The Partnership will at no time close its transfer books against the transfer of any Series B Preferred or of any Common Units issued or issuable upon the conversion of any units of Series B Preferred in any manner which interferes with the timely exchange of such Series B Preferred, except as may otherwise be required to comply with applicable securities laws.


         4.05 Common Interest Partnership Interests. So long as at least 33% of the Common Units held by COPI or its Affiliates remains outstanding, an affirmative vote of the holders of at least a majority of the Common Units outstanding shall be required to approve (i) creation or issuance of any security of the Partnership, except in connection with the issuance of options to purchase Common Units to members of the Partnership's or the General Partner's management, which will not exceed 10% (calculated on an as-converted basis) of the Common Units, (ii) repurchase of any Common Units except upon termination of employment, (iii) any merger or consolidation of the Partnership,
(iv) an increase in the number of authorized units of the Series A Preferred, Series B Preferred, Common Units or any other equity security of the Partnership, (v) any amendment to the this Agreement, (vi) the liquidation and dissolution of the Partnership or the filing by the Partnership of bankruptcy and (vii) the sale or disposition of assets constituting greater than 20.0% of the fair market value of the total assets of the Partnership, other than any such sale or disposition made in the ordinary course of the Partnership's business.


         4.06 Capital Accounts. A separate capital account (a "CAPITAL ACCOUNT") shall be established and maintained for each Partner in accordance with Regulations Section 1.704-1(b)(2)(iv). If (i) a new or existing Partner acquires an additional Partnership Interest in exchange for more than a de minimis Capital Contribution, (ii) the Partnership distributes to a Partner more than a de minimis amount of Partnership property as consideration for a Partnership Interest, or (iii) the Partnership is liquidated within the meaning of Regulation Section 1.704-1(b)(2)(ii)(g), the General Partner shall revalue the property of the Partnership to its fair market value (as determined by the General Partner, in its reasonable discretion, and taking into account Section 7701(g) of the Code) in accordance with Regulations Section 1.704-1(b)(2)(iv)(f). When the Partnership's property is revalued by the General Partner, the Capital Accounts of the Partners shall be adjusted in accordance with Regulations Sections 1.704-1(b)(2)(iv)(f) and (g), which generally require such Capital Accounts to be adjusted to reflect the manner in which the unrealized gain or loss inherent in such property (that has not been reflected in the Capital Accounts previously) would be allocated among the Partners pursuant to Section 5.01 if there were a taxable disposition of such property for its fair market value (as determined by the

General Partner, in its reasonable discretion, and taking into account Section 7701(g) of the Code) on the date of the revaluation.

         4.07 No Interest on Contributions. No Partner shall be entitled to interest on its Capital Contribution.

         4.08 Return of Capital Contributions. No Partner shall be entitled to withdraw any part of its Capital Contribution or its Capital Account or to receive any distribution from the Partnership, except as specifically provided in this Agreement. Except as otherwise provided herein, there shall be no obligation to return to any Partner or withdrawn Partner any part of such Partner's Capital Contribution for so long as the Partnership continues in existence.

         4.09 No Third Party Beneficiary. No creditor or other third party having dealings with the Partnership shall have the right to enforce the right or obligation of any Partner to make Capital Contributions or loans or to pursue any other right or remedy hereunder or at law or in equity, it being understood and agreed that, except as expressly set forth in Section 12.10, the provisions of this Agreement shall be solely for the benefit of, and may be enforced solely by, the parties hereto and their respective successors and assigns. None of the rights or obligations of the Partners herein set forth to make Capital Contributions or loans to the Partnership shall be deemed an asset of the Partnership for any purpose by any creditor or other third party, nor may such rights or obligations be sold, transferred or assigned by the Partnership or pledged or encumbered by the Partnership to secure any debt or other obligation of the Partnership or of any of the Partners. In addition, it is the intent of the parties hereto that no distribution to any Limited Partner shall be deemed a return of money or other property in violation of the Act. However, if any court of competent jurisdiction holds that, notwithstanding the provisions of this Agreement, any Limited Partner is obligated to return such money or property, such obligation shall be the obligation of such Limited Partner and not of the General Partner. Without limiting the generality of the foregoing, a deficit Capital Account of a Partner shall not be deemed to be a liability of such Partner nor an asset or property of the Partnership.


                                    ARTICLE V


                        PROFITS AND LOSSES; DISTRIBUTIONS

         5.01 Intentionally Left Blank.

         5.02 Allocation of Profits and Losses.

         (a) Allocation of Profits Prior to Liquidation. Prior to liquidation, Profits shall be allocated to the Capital Accounts of the Partners as follows:

                  (i) First, 76.0 percent to the Series A Partner and 24.0 percent to the COPI Partners until such time as the Series A Partner's Unrecovered Loss Amount equals zero, provided, however, if the Unrecovered Loss Amount of the COPI Partners is reduced to zero before the Unrecovered Loss Amount of the Series A Partner is reduced to zero, then 100 percent to the Series A Partner until the Series A Partner's Unrecovered Loss Amount equals zero;

                  (ii) Second, 76.0 percent to the Series B Partner and 24.0 percent to the COPI Partners until such time as the Series B Partner's Unrecovered Loss Amount equals zero, provided, however, if the Unrecovered Loss Amount of the COPI Partners is reduced to zero before the Unrecovered Loss Amount of the Series B Partner is reduced to zero, then 100 percent to the Series B Partner until the Series B Partner's Unrecovered Loss Amount equals zero;

                  (iii) Third, if there are Common Interest Partners other than the COPI Partners, 76.0 percent to the Common Interest Partners other than the COPI Partners (in proportion to such Partners' Unrecovered Loss Amounts) and 24.0 percent to the COPI Partners until such time as the Unrecovered Loss Amounts of the Common Interest Partners other than the COPI Partners equal zero, provided, however, if the Unrecovered Loss Amount of the COPI Partners is reduced to zero before the Unrecovered Loss Amounts of the Common Interest Partners other than the COPI Partners are reduced to zero, then 100 percent to the Common Interest Partners other than the COPI Partners (in proportion to such Partners' Unrecovered Loss Amounts) until the Unrecovered Loss Amounts of the Common Interest Partners other than the COPI Partners equal zero;

                  (iv) Fourth, 76.0 percent to the Series A Partner and 24.0 percent to the COPI Partners until the cumulative allocations to the Series A Partner under this subsection (iv) equal the Aggregate Series A Preference Amount, provided, however, if the Unrecovered Loss Amount of the COPI Partners is reduced to zero before the cumulative allocations to the Series A Partner under this subsection (iv) equal the Aggregate Series A Preference Amount, then 100 percent to the Series A Partner until the cumulative allocations under this subsection
         (iv) equal the Aggregate Series A Preference Amount; and

                  (v) Fifth, to the Common Interest Partners in proportion to their respective Common Units, subject to the Override Limitation.


         (b) Allocation of Profits upon Liquidation. Upon liquidation, subject to (e), (f), (g) and (i) below, Profits shall be allocated to the Capital Accounts of the Partners in such a manner as to cause the Capital Account of each Partner to reflect the amounts that would be distributed to such Partner if distributions to the Partners were made pursuant to Sections 5.03(b)(i) through (iv).


         (c) Allocation of Losses Prior to Liquidation. Prior to liquidation, subject to (e), (f), (g) and (i) below, Losses shall be allocated to the Capital Accounts of the Partners as follows:

                  (i) First, to each Common Interest Partner to the extent of its remaining Adjusted Capital Account balance;

                  (ii) Second, to each Series B Partner to the extent of its remaining Adjusted Capital Account balance;

                  (iii) Third, to each Series A Partner to the extent of its remaining Adjusted Capital Account balance; and

                  (iii) Fourth, to the General Partner.

         (d) Allocation of Losses upon Liquidation. Upon liquidation, subject to (e), (f), (g) and (i) below, Losses shall be allocated to the Capital Accounts of the Partners in such a manner as to cause the Capital Account of each Partner to reflect the amounts that would be distributed to such Partner if distributions to the Partners were made pursuant to Sections 5.03(b)(i) through
(iv).

         (e) Minimum Gain Chargeback. Notwithstanding any provision to the contrary, (i) any expense of the Partnership that is a "nonrecourse deduction" within the meaning of Regulations Section 1.704-2(b)(1) shall be allocated in accordance with the Partners' respective Percentage Interests, (ii) any expense of the Partnership that is a "partner nonrecourse deduction" within the meaning of Regulations Section 1.704-2(i)(2) shall be allocated to the Partner that bears the "economic risk of loss" of such deduction in accordance with Regulations Section 1.704-2(i)(1), (iii) if there is a net decrease in Partnership Minimum Gain within the meaning of Regulations Section 1.704-2(f)(1) for any Partnership taxable year, then, subject to the exceptions set forth in Regulations Section 1.704-2(f)(2), (3), (4) and (5), items of gain and income shall be allocated among the Partners in accordance with Regulations Section 1.704-2(f) and the ordering rules contained in Regulations Section 1.704-2(j), and (iv) if there is a net decrease in Partner Nonrecourse Debt Minimum Gain within the meaning of Regulations Section 1.704-2(i)(4) for any Partnership taxable year, then, subject to the exceptions set forth in Regulations Section 1.704-2(g), items of gain and income shall be allocated among the Partners in accordance with Regulations Section 1.704-2(i)(4) and the ordering rules contained in Regulations Section 1.704-2(j). A Partner's "interest in partnership profits" for purposes of determining its share of the nonrecourse liabilities of the Partnership within the meaning of Regulations Section 1.752-3(a)(3) shall be such Partner's Percentage Interest.


         (f) Qualified Income Offset. If a Partner receives in any taxable year an adjustment, allocation, or distribution described in subparagraphs (4),
(5), or (6) of Regulations Section 1.704-1(b)(2)(ii)(d) that causes or increases a deficit balance in such Partner's Capital Account that exceeds the sum of such Partner's shares of Partnership Minimum Gain and Partner Nonrecourse Debt Minimum Gain, as determined in accordance with Regulations Sections 1.704-2(g) and 1.704-2(i), such Partner shall be allocated specially for such taxable year (and, if necessary, later taxable years) items of income and gain in an amount and manner sufficient to eliminate such deficit Capital Account balance as quickly as possible as provided in Regulations Section 1.704-1(b)(2)(ii)(d). After the occurrence of an allocation of income or gain to a Partner in accordance with this Section 5.02(f), to the extent permitted by Regulations
Section 1.704-1(b), items of expense or loss shall be allocated to such Partner in an amount necessary to offset the income or gain previously allocated to such Partner under this Section 5.02(f).


         (g) Capital Account Deficits. Loss shall not be allocated to a Limited Partner to the extent that such allocation would cause a deficit in such Partner's Capital Account (after reduction to reflect the items described in Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) and (6)) to exceed the sum of such Partner's shares of Partnership Minimum Gain and Partner Nonrecourse Debt Minimum Gain. Any Loss in excess of that limitation shall be allocated to the General Partner. After the occurrence of an allocation of Loss to the General Partner in accordance with this Section 5.02(g), to the extent permitted by Regulations Section 1.704-1(b), Profit shall be allocated to such Partner, subject to the Override Limitation, in an amount necessary to offset the Loss previously allocated to each Partner under this Section 5.02(g).

         (h) Allocations between Transferor and Transferee. If a Partner transfers any part or all of its Partnership Interest, the distributive shares of the various items of income, gain, expense or loss allocable among the Partners during such fiscal year of the Partnership shall be allocated between the transferor and the transferee Partner either (i) as if the Partnership's fiscal year had ended on the date of the transfer, or (ii) based on the number of days of such fiscal year that each was a Partner without regard to the results of Partnership activities in the respective portions of such fiscal year in which the transferor and the transferee were Partners. The General Partner, in its reasonable discretion, shall determine which method shall be used to allocate the distributive shares of the various items of income, gain, expense or loss between the transferor and the transferee Partner.

         (i) Mandatory Allocations - Section 704(c) and Partner Nonrecourse
Debt.

                  (i) Notwithstanding anything else contained in this Agreement,
         (1) if Code Section 704(c) or Code Section 704(c) principles applicable under Regulations Section 1.704-1(b)(2)(iv) require allocations of income or loss of the Partnership in a manner different than that set forth in this Agreement, the provisions of Section 704(c) and the regulations thereunder shall control such allocations among the Partners; and (ii) all tax deductions and taxable losses of the Partnership that, pursuant to Regulations Section 1.704-2(i), are attributable to a Partner Nonrecourse Debt for which a Partner (or a Person related to such Partner under Treasury Regulations Section 1.752-4(b)) bears the economic risk of loss (within the meaning of Regulations Section 1.752-2) shall be allocated to such Partner as required by Regulations Section 1.704-2(c).


                  (ii) Any item of income, gain, loss and deduction with respect to any property (other than cash) that has been contributed by a Partner to the capital of the Partnership or which has been revalued for Capital Account purposes pursuant to Regulations Section 1.704-1(b)(2)(iv) and which is required or permitted to be allocated to such Partner for income tax purposes under Section 704(c) of the Code so as to take into account the variation between the tax basis of such property and its fair market value at the time of its contribution shall be allocated solely for income tax purposes in the manner so required or permitted under Code Section 704(c) using the "traditional method" described in Regulation Section 1.704-3(b) (or any successor Regulation), such allocations to be made as shall be reasonably approved by the General Partner; provided, however, that curative allocations consisting of the special allocation of gain or loss upon the sale or other disposition of the contributed property shall be made in accordance with Regulations Section 1.704-3(c) to the extent necessary to eliminate any disparity, to the extent possible, between the Partners' book and tax Capital Accounts attributable to such property. Any elections or other decisions relating to allocations under this Section 5.02(ii) will be made in any manner that the General Partner reasonably determines to reflect the purpose and intention of this Agreement. Allocations under this Section 5.02(ii) are solely for purposes of federal, state and local taxes and shall not affect, or in any way be taken into account in computing, any Partner's Capital Account or share of Profit or Loss, or any other items or distributions under any provision of this Agreement.


         (j) Substantial Economic Effect. It is the intent of the Partners that the allocations of Profit and Loss under the Agreement have substantial economic effect (or be consistent with the

Partners' interests in the Partnership in the case of the allocation of losses attributable to nonrecourse debt) within the meaning of Section 704(b) of the Code as interpreted by the Regulations promulgated pursuant thereto. Article V and other relevant provisions of this Agreement shall be interpreted in a manner consistent with such intent.

         5.03 Distributions.

         (a) Distributions Prior to Liquidation. Distributions prior to liquidation shall be made to the Partners as follows:

                           (i) First, pro rata to each Series A Partner to the
                  extent of its Unrecovered Series A Preference; and

                           (ii) Second, to the Common Interest Partners in
                  proportion to their respective Common Units, subject to the Override Limitation.

         (b) Distributions upon Liquidation. Upon liquidation, distributions shall be made to the Partners in accordance with Section 2.03(d). For purposes of making allocations of Profit under Section 5.02(b) and Loss under Section 5.02(d), the Partners acknowledge that it is their intent that liquidating distributions under Section 2.03(d)(iii) be made to the Partners in the manner provided below:

                           (i) First, pro rata to each Series A Partner in an
                  amount equal to the sum of its (a) Unrecovered Series A Preference Amount, and (b) its Unrecovered Capital Contribution;


                           (ii) Second, pro rata to each Series B Partner in an
                  amount equal to the sum of its (a) Unrecovered Series B Preference Amount, and (b) its Unrecovered Capital Contribution;


                           (iii) Third, pro rata to each Common Interest Partner
                  to the extent of its Unrecovered Capital Contributions, subject to the Override Limitation; and

                           (iv) Fourth, to the Partners, pro-rata in accordance
                  with their respective Percentage Interests.

                                   ARTICLE VI

                             RIGHTS, OBLIGATIONS AND
                          POWERS OF THE GENERAL PARTNER

         6.01 Management of the Partnership.

         (a) Except for the voting rights expressly granted to the Limited Partners and as otherwise expressly provided in this Agreement or in the Act, the General Partner shall have full, complete and exclusive discretion to manage and control the business of the Partnership for the purposes herein stated, and shall make all decisions affecting the business and assets of the Partnership. Subject to the restrictions specifically contained in this Agreement, the powers of the General Partner shall include, without limitation, the authority to take the following actions on behalf of the Partnership:

                  (i) to acquire, purchase, own, operate, lease and dispose of any real property and any other property or assets including, but not limited to notes and mortgages, that the General Partner determines are necessary or appropriate or in the best interests of the business of the Partnership;

                  (ii) to construct buildings and make other improvements on the properties owned or leased by the Partnership;

                  (iii) to authorize, issue, sell, redeem or otherwise purchase any Partnership Interests or any securities (including secured and unsecured debt obligations of the Partnership, debt obligations of the Partnership convertible into any class or series of Partnership Interests, or options, rights, warrants or appreciation rights relating to any Partnership Interests) of the Partnership;

                  (iv) to borrow or lend money for the Partnership, issue or receive evidences of indebtedness in connection therewith, refinance, increase the amount of, modify, amend or change the terms of, or extend the time for the payment of, any such indebtedness, and secure such indebtedness by mortgage, deed of trust, pledge or other lien on the Partnership's assets;

                  (v) to pay, either directly or by reimbursement, for all operating costs and general administrative expenses of the Partnership to third parties or to the General Partner or its Affiliates as set forth in this Agreement;


                  (vi) to use assets of the Partnership (including, without limitation, cash on hand) for any purpose consistent with this Agreement, including, without limitation, payment, either directly or by reimbursement, of all operating costs and general administrative expenses, the General Partner, the Partnership or any Subsidiary of either, to third parties or to the General Partner as set forth in this Agreement;


                  (vii) to lease all or any portion of any of the Partnership's assets, whether or not the terms of such leases extend beyond the termination date of the Partnership and whether or not any portion of the Partnership's assets so leased are to be occupied by the lessee, or, in turn, subleased in whole or in part to others, for such consideration and on such terms as the General Partner may determine;

                  (viii) to prosecute, defend, arbitrate, or compromise any and all claims or liabilities in favor of or against the Partnership, on such terms and in such manner as the General Partner may reasonably determine, and similarly to prosecute, settle or defend litigation with respect to the Partners, the Partnership, or the Partnership's assets

                  (ix) to file applications, communicate, and otherwise deal with any and all governmental agencies having jurisdiction over, or in any way affecting, the Partnership's assets or any other aspect of the Partnership business;

                  (x) to make or revoke any election permitted or required of the Partnership by any taxing authority;

                  (xi) to maintain such insurance coverage for public liability, fire and casualty, and any and all other insurance for the protection of the Partnership, for the conservation of Partnership assets, or for any other purpose convenient or beneficial to the Partnership, in such amounts and such types, as it shall determine from time to time;

                  (xii) to determine whether or not to apply any insurance proceeds for any property to the restoration of such property or to distribute the same;

                  (xiii) to establish one or more divisions of the Partnership, to hire and dismiss employees of the Partnership or any division of the Partnership, and to retain legal counsel, accountants, consultants, real estate brokers, and such other persons, as the General Partner may deem necessary or appropriate in connection with the Partnership business and to pay therefor such reasonable remuneration as the General Partner may deem reasonable and proper;

                  (xiv) to retain other services of any kind or nature in connection with the Partnership business, and to pay therefor such remuneration as the General Partner may deem reasonable and proper;


                  (xv) to negotiate and conclude agreements on behalf of the Partnership with respect to any of the rights, powers and authority conferred upon the General Partner;


                  (xvi) to maintain accurate accounting records and to file promptly all federal, state and local income tax returns on behalf of the Partnership;

                  (xvii) to distribute Partnership cash or other Partnership assets in accordance with this Agreement;

                  (xviii) to form or acquire an interest in, and contribute property to, any further limited or general partnerships, joint ventures or other relationships that it deems desirable (including, without limitation, the acquisition of interests in, and the contributions of property to, its Subsidiaries and any other Person in which it has an equity interest from time to time);

                  (xix) to establish Partnership reserves for working capital, capital expenditures, contingent liabilities, or any other valid Partnership purpose;

                  (xx) to merge, consolidate or combine the Partnership with or into another person;

                  (xxi) to do any and all acts and things prudent to ensure that the Partnership will not be classified as a "publicly traded partnership" for purposes of Section 7704 of the Code; and

                  (xxii) to take such other action, execute, acknowledge, swear to or deliver such other documents and instruments, and perform any and all other acts that the General Partner deems necessary or appropriate for the formation, continuation and conduct of the business and affairs of the Partnership and to possess and enjoy all of the rights and powers of a general partner as provided by the Act.

         (b) Except as otherwise provided herein, to the extent the duties of the General Partner require expenditures of funds to be paid to third parties, the General Partner shall not have any obligations hereunder except to the extent that Partnership funds are reasonably available to it for the performance of such duties, and nothing herein contained shall be deemed to authorize or require the General Partner, in its capacity as such, to expend its individual funds for payment to third parties or to undertake any individual liability or obligation on behalf of the Partnership.

         6.02 Delegation of Authority. The General Partner may delegate any or all of its powers, rights and obligations hereunder, and may appoint, employ, contract or otherwise deal with any Person for the transaction of the business of the Partnership, which Person may, under supervision of the General Partner, perform any acts or services for the Partnership as the General Partner may approve.


         6.03 Indemnification and Exculpation of Indemnitees.


         (a) The Partnership shall indemnify an Indemnitee from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including reasonable legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that relate to the operations of the Partnership as set forth in this Agreement in which any Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, unless it is established that: (i) the act or omission of the Indemnitee was material to the matter giving rise to the proceeding and either was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the Indemnitee actually received an improper personal benefit in money, property or services; or (iii) in the case of any criminal proceeding, the Indemnitee had reasonable cause to believe that the act or omission was unlawful. The termination of any proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct set forth in this Section 6.03(a). The termination of any proceeding by conviction or upon a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the Indemnitee acted in a manner contrary to that specified in this Section 6.03(a). Any indemnification pursuant to this Section 6.03 shall be made only out of the assets of the Partnership.

         (b) The Partnership shall reimburse an Indemnitee for reasonable expenses incurred by an Indemnitee who is a party to a proceeding in advance of the final disposition of the proceeding upon receipt by the Partnership of (i) a written affirmation by the Indemnitee of the Indemnitee's good faith belief that the standard of conduct necessary for indemnification by the Partnership as authorized in this Section
6.03 has been met, and (ii) a written undertaking by or on behalf of the Indemnitee to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

         (c) The indemnification provided by this Section 6.03 shall be in addition to any other rights to which an Indemnitee or any other Person may be entitled under any agreement, pursuant to any vote of the Partners, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity.

         (d) The Partnership may purchase and maintain insurance, on behalf of the Indemnitees and such other Persons as the General Partner shall determine, against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Partnership's activities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.


         (e) For purposes of this Section 6.03, the Partnership shall be deemed to have requested an Indemnitee to serve as fiduciary of an employee benefit plan whenever the performance by it of its duties to the Partnership also imposes duties on, or otherwise involves services by, it to the plan or participants or beneficiaries of the plan; excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall constitute fines within the meaning of this Section 6.03; and actions taken or omitted by the Indemnitee with respect to an employee benefit plan in the performance of its duties for a purpose reasonably believed by it to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Partnership.


         (f) In no event may an Indemnitee subject the Limited Partners to personal liability by reason of the indemnification provisions set forth in this Agreement.

         (g) An Indemnitee shall not be denied indemnification in whole or in part under this Section 6.03 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

         (h) The provisions of this Section 6.03 are for the benefit of the Indemnitees, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons.

         6.04 Liability of the General Partner.

         (a) Notwithstanding anything to the contrary set forth in this Agreement, the General Partner shall not be liable for monetary damages to the Partnership or any Partners for losses sustained or liabilities incurred as a result of errors in judgment or of any act or omission if the General Partner acted in good faith. The General Partner shall not be in breach of any duty that the General Partner may owe to the Limited Partners or the Partnership or any other Persons under this Agreement or of any duty stated or implied by law or equity provided the General Partner, acting in good faith, abides by the terms of this Agreement.

         (b) The Limited Partners expressly acknowledge that the General
Partner is acting on behalf of the Partnership, and that, except as provided in
Article III, the General Partner is under no obligation to consider the separate interests of the Limited Partners (including, without limitation, the tax consequences to Limited Partners or the tax consequences of some, but not all, of the Limited Partners) in deciding whether to cause the Partnership to take (or decline to take) any actions. The General Partner shall not be liable for monetary damages for losses sustained, liabilities incurred, or benefits not derived by Limited Partners in connection with such decisions, provided that the General Partner has acted in good faith.

         (c) Subject to its obligations and duties as General Partner set forth in Section 6.01 hereof, the General Partner may exercise any of the powers granted to it under this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agents. The General Partner shall not be responsible for any misconduct or negligence on the part of any such agent appointed by it in good faith.

         (d) Any amendment, modification or repeal of this Section 6.04 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the General Partner's liability to the Partnership and the Limited Partners under this Section 6.04 as in effect immediately prior to such amendment, modification or repeal with respect to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when claims relating to such matters may arise or be asserted.


         6.05 Reimbursement of General Partner.


         (a) Except as provided in this Section 6.05 and elsewhere in this Agreement (including the provisions of Articles 5 and 6 regarding distributions, payments, and allocations to which it may be entitled), the General Partner shall not be compensated for its services as General Partner of the Partnership.

         (b) The General Partner shall be reimbursed on a monthly basis, or such other basis as the General Partner may determine in its reasonable discretion, for all Administrative Expenses.

         6.06 Outside Activities. Subject to any agreements entered into by the General Partner or its Affiliates with the Partnership or a Subsidiary, any officer, director, employee, agent, trustee, Affiliate or shareholder of the General Partner, the General Partner shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities substantially similar or identical to those of the Partnership. Neither the Partnership nor any of the Limited Partners shall have any rights by virtue of this Agreement in any such business ventures, interest or activities. None of the Limited Partners nor any other Person shall have any rights by virtue of this Agreement or the partnership relationship established hereby in any such business ventures, interests or activities, and the General Partner shall have no obligation pursuant to this Agreement to offer any interest in any such business ventures, interests and activities to the Partnership or any Limited Partner, even if such opportunity is of a character which, if presented to the Partnership or any Limited Partner, could be taken by such Person.

         6.07 Employment or Retention of Affiliates.

         (a) Any Affiliate of the General Partner may be employed or retained by the Partnership and may otherwise deal with the Partnership (whether as a buyer, lessor, lessee, manager, furnisher of goods or services, broker, agent, lender or otherwise) and may receive from the Partnership any compensation, price, or other payment therefor which the General Partner determines in its reasonable discretion, to be fair and reasonable.

         (b) The Partnership may lend or contribute to its Subsidiaries or other Persons in which it has an equity investment, and such Persons may borrow funds from the Partnership, on terms and conditions established in the reasonable discretion of the General Partner. The foregoing authority shall not create any right or benefit in favor of any Subsidiary or any other Person.

         (c) Except as expressly permitted by this Agreement, neither the General Partner nor any of its Affiliates shall sell, transfer or convey any property to, or purchase any property from, the Partnership, directly or indirectly, except pursuant to transactions that are on terms that are fair and reasonable to the Partnership.


         (d) Notwithstanding anything to the contrary contained herein, the parties hereto expressly consent to the execution, delivery and performance by the Partnership of (i) that certain Administrative Support Agreement dated the date hereof between the Partnership and COPI, (ii) that certain promissory note dated as of [_____________], 2001, in the principal amount of $4,434,842 payable to the order to COPI, (iii) that certain promissory note dated as of [October ___], 2001, in the original principal amount of $10,400,000 payable by the Partnership to the order of COPI, (iv) that certain promissory note dated as of February 27, 2001, in the original principal amount of $10,000,000 payable by the Partnership, as successor in interest to CMC, to the order of COPI, and (v) that certain promissory note dated as of [TO BE COMPLETED BEFORE CLOSING], 2001, in the original principal amount of $2,500,000 payable by the Partnership or its subsidiary to the order of [CREELP or a subsidiary].


         6.08 Title to Partnership Assets. Title to Partnership assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner, individually or collectively, shall have any ownership interest in such Partnership assets or any portion thereof. Title to any or all of the Partnership assets may be held in the name of the Partnership, the General Partner or one or more nominees, as the General Partner may determine, including Affiliates of the General Partner.

         The General Partner hereby declares and warrants that any Partnership assets for which legal title is held in the name of the General Partner or any nominee or Affiliate of the General Partner shall be held by the General Partner for the use and benefit of the Partnership in accordance with the provisions of this Agreement; provided, however, that the General Partner shall use its best efforts to cause beneficial and record title to such assets to be vested in the Partnership as soon as reasonably practicable. All Partnership assets shall be recorded as the property of the Partnership in its books and records, irrespective of the name in which legal title to such Partnership assets is held.

                                   ARTICLE VII

                           CHANGES IN GENERAL PARTNER

         7.01 Transfer of the General Partner's Partnership Interest. Except as otherwise provided in this Article VII, the General Partner may not transfer its General Partnership Interest other than with the approval of a majority in interest of each class or series of the Limited Partnership Interests.

         7.02 Admission of a Substitute General Partner. A Person shall be admitted as a substitute General Partner of the Partnership only if the following terms and conditions are satisfied:

         (a) the Person to be admitted as a substitute General Partner shall have accepted and agreed to be bound by all the terms and provisions of this Agreement by executing a counterpart hereof and such other documents or instruments as may be reasonably required or appropriate in order to effect the admission of such Person as a General Partner, and a certificate evidencing the admission of such Person as a General Partner shall have been filed for recordation and all other reasonable actions required by this Agreement or the Act in connection with such admission shall have been performed;

         (b) if the Person to be admitted as a substitute General Partner is a corporation or a partnership it shall have provided the Partnership with evidence reasonably satisfactory to counsel for the Partnership of such Person's authority to become a General Partner and to be bound by the terms and provisions of this Agreement; and


         (c) counsel for the Partnership shall have rendered an opinion
(relying on such opinions from other counsel and the state or any other jurisdiction as may be necessary) that the admission of the person to be admitted as a substitute General Partner is in conformity with the Act, that none of the actions taken in connection with the admission of such Person as a substitute General Partner will cause (i) the Partnership to be classified other than as a partnership for federal income tax purposes, or (ii) the loss of any Limited Partner's limited liability.


         7.03 Effect of Bankruptcy, Withdrawal, Death, Removal or Dissolution of a General Partner.

         (a) Upon the occurrence of an Event of Bankruptcy as to the General Partner (and its removal pursuant to Section 7.04(a) hereof) or the death, withdrawal, removal or dissolution of the General Partner (except that, if the General Partner is on the date of such occurrence a partnership, the withdrawal, death, dissolution, Event of Bankruptcy as to, or removal of a partner in, such partnership shall be deemed not to be a dissolution of such General Partner if the business of such General Partner is continued by the remaining partner or partners), the Partnership shall be dissolved and terminated unless the Partnership is continued pursuant to Section 7.03(b) hereof. The merger of the General Partner, in accordance with the terms of this Agreement, with or into any entity that is admitted as a substitute or successor General Partner pursuant to Section 7.02 hereof shall not be deemed to be the withdrawal, dissolution or removal of the General Partner.

         (b) Following the occurrence of an Event of Bankruptcy as to the General Partner (and its removal pursuant to Section 7.04(a) hereof) or the death, withdrawal, removal (pursuant to Section 7.04(b) or otherwise) or dissolution of a General Partner (except that, if the General Partner is on the date of such occurrence a partnership, the withdrawal, death, dissolution, Event of Bankruptcy as to, or removal of a partner in, such partnership shall be deemed not to be a dissolution of such General Partner if the business of such General Partner is continued by the remaining partner or partners) and:


                  (i) if SunTx CMLP GP, Inc., a Delaware corporation (the "SUNTX GP"), consents in writing to being selected as the substitute General Partner effective as of the date of such occurrence within 30 days of its receipt of a notice of a foregoing occurrence, then the Limited Partners, within 90 days after such occurrence, shall be deemed to have elected to continue the business of the Partnership by selecting, subject to Section 7.02 hereof, SunTx GP as the substitute General Partner. So long as at least 33% of the Series A Preferred (including Series A Conversion Interests if some or all of the Series A Preferred have been converted) remain outstanding at any time during which SuxTx GP is the General Partner, the holders of the Series A Preferred including Series A Conversion Interests shall have the right to elect the greater of (a) one-third of the Directors of SunTx GP or (b) one Director of SunTx GP. Upon SunTx GP being admitted as the substitute General Partner effective as of the date of such occurrence, the relationship with the Partners and of any Person who has acquired an interest of a Partner in the Partnership shall be governed by this Agreement; or


                  (ii) if SunTx GP refuses to consent in writing to being selected as the substitute General Partner within 30 days of its receipt of a notice of a foregoing occurrence, then the Limited Partners, within 90 days after such occurrence, may elect to continue the business of the Partnership by selecting, subject to Section 7.02 hereof and any other provisions of this Agreement, a substitute General Partner effective as of the date of such occurrence by consent of a majority in interest of each class or series of the Limited Partnership Interests. If the Limited Partners elect to continue the business of the Partnership and admit a substitute General Partner effective as of the date of such occurrence, the relationship with the Partners and of any Person who has acquired an interest of a Partner in the Partnership shall be governed by this Agreement.

         7.04 Removal of a General Partner.

         (a) Upon the occurrence of an Event of Bankruptcy as to, or the dissolution of, the General Partner, such General Partner shall be deemed to be removed automatically as General Partner without the consent of the Limited Partners; provided, however, that if the General Partner is on the date of such occurrence a partnership, the withdrawal, death, dissolution, Event of Bankruptcy as to or removal of a partner in such partnership shall be deemed not to be a dissolution of the General Partner if the business of such General Partner is continued by the remaining partner or partners.

         (b) Upon the (i) sale, assignment, transfer, grant of a participation in, pledge, encumbrance or any other disposition by COPI, directly or indirectly, voluntarily or involuntarily, of any shares of any voting security of COPI GP, including the common stock of

COPI GP, (ii) occurrence of a breach by COPI of that certain Letter Agreement dated as of the date hereof between COPI and SunTx GP or (iii) nomination or election of members to, or the removal of members from, the board of directors of COPI GP other than in strict accordance with the Certificate of Incorporation and Bylaws of COPI GP, then in each case COPI GP shall be deemed to be removed automatically as General Partner without the consent of the Limited Partners.

         (c) If the General Partner has been removed pursuant to this
Section 7.04 and the Partnership is continued pursuant to Section 7.03, the disposition of the removed General Partner's General Partner Interest, and the receipt by the substitute General Partner of its General Partnership Interest shall be as set out in this Section 7.04(c).

                  (i) If SunTx GP is the substitute General Partner, the removed General Partner's General Partnership Interest in the Partnership shall automatically be converted to a Limited Partner Interest. Upon the admission of SunTx GP to the Partnership in accordance with Section
         7.02 hereof SunTx shall transfer a 1% Percentage Interest out of its Limited Partner Interest to SunTx GP. Immediately upon such transfer the transferred Limited Partner Interest shall be converted to a General Partner Interest.


                  (ii) If SunTx GP is not the substitute General Partner, the removed General Partner shall promptly transfer and assign its General Partnership Interest in the Partnership to the substitute General Partner selected in accordance with Section 7.03(b)(ii) hereof and otherwise admitted to the Partnership in accordance with Section 7.02 hereof. At the time of assignment, the removed General Partner shall be entitled to receive from the substitute General Partner the fair market value of the General Partnership Interest of such removed General Partner. Such fair market value shall be determined by an appraiser mutually agreed upon by the removed General Partner and a majority in interest of each class of the Limited Partnership Interests within 10 days following the removal of the General Partner. In the event that the parties are unable to agree upon an appraiser, the removed General Partner and a majority in interest of each class of the Limited Partnership Interests each shall select an appraiser. Each such appraiser shall complete an appraisal of the fair market value of the removed General Partner's General Partnership Interest within 30 days of the General Partner's removal, and the fair market value of the removed General Partner's General Partnership Interest shall be the average of the appraisals; provided, however, that if the highest appraisal exceeds the lowest appraisal by more than 20%, the fair market value of the removed General Partner's General Partnership Interest shall be the average of the other two appraisals.


         (d) The General Partnership Interest of a removed General Partner, during the time after default until transfer under Section 7.04(c), shall be converted to that of a special Limited Partner; provided, however, such removed General Partner shall not have any rights to participate in the management and affairs of the Partnership, and shall not be entitled to any portion of the income, expense, profit, gain or loss allocations or cash distributions allocable or payable, as the case may be, to the Limited Partners. Instead, such removed General Partner shall receive and be entitled only to retain distributions or allocations of such items that it would have been entitled to receive in its capacity as General Partner, until the transfer is effective pursuant to Section 7.04(c).

         (e) All Partners shall have given and hereby do give such consents, shall take such actions and shall execute such documents as shall be legally necessary and sufficient to effect all the foregoing provisions of this Section.

                                  ARTICLE VIII

                             RIGHTS AND OBLIGATIONS
                             OF THE LIMITED PARTNERS

         8.01 Management of the Partnership. Except for the voting rights expressly granted to the Limited Partners and as contemplated herein, the Limited Partners shall not participate in the management or control of Partnership business nor shall they transact any business for the Partnership, nor shall they have the power to sign for or bind the Partnership, such powers being vested solely and exclusively in the General Partner.


         8.02 Power of Attorney. Each Limited Partner hereby irrevocably appoints the General Partner its true and lawful attorney-in-fact, who may act for each Limited Partner and in its name, place and stead, and for its use and benefit, to sign, acknowledge, swear to, deliver, file or record, at the appropriate public offices, any and all documents, certificates, and instruments as may be deemed necessary or desirable by the General Partner to carry out fully the provisions of this Agreement and the Act in accordance with their terms, which power of attorney is coupled with an interest and shall survive the death, dissolution or legal incapacity of the Limited Partner, or the transfer by the Limited Partner of any part or all of its Partnership Interest.


         8.03 Limitation on Liability of Limited Partners. No Limited Partner shall be liable for any debts, liabilities, contracts or obligations of the Partnership. A Limited Partner shall be liable to the Partnership only to make payments of its Capital Contribution, if any, as and when due hereunder. No Limited Partner shall, except as otherwise required by the Act, be required to make any further Capital Contributions or other payments or lend any funds to the Partnership.

                                   ARTICLE IX

                   TRANSFERS OF LIMITED PARTNERSHIP INTERESTS

         9.01 Purchase for Investment.

         (a) Each Limited Partner hereby represents and warrants to the General Partner, to the Company and to the Partnership that the acquisition of his Partnership Interests is made as a principal for his account for investment purposes only and not with a view to the resale or distribution of such Partnership Interest.

         (b) Each Limited Partner agrees that he will not sell, assign or otherwise transfer his Partnership Interest or any fraction thereof, whether voluntarily or by operation of law or at judicial sale or otherwise, to any Person who does not make the representations and warranties to the General Partner set forth in Section 9.01(a) above.

         9.02 Restrictions on Transfer of Limited Partnership Interests.

         (a) Subject to the provisions of 9.02(b), (c) and (d), no Limited Partner may offer, sell, assign, hypothecate, pledge or otherwise transfer all or any portion of his Limited Partnership Interest, or any of such Limited Partner's economic rights as a Limited Partner, whether voluntarily or by operation of law or at judicial sale or otherwise (collectively, a "TRANSFER") without the consent of the General Partner, which consent may be withheld in its reasonable discretion. Any such purported transfer undertaken without such consent shall be considered to be null and void ab initio and shall not be given effect. The General Partner may require, as a condition of any Transfer to which it consents, that the transferor assume all costs incurred by the Partnership in connection therewith.

         (b) No Limited Partner may withdraw from the Partnership other than as a result of a permitted Transfer (i.e., a Transfer consented to as contemplated by clause (a) above or clause (c) below or a Transfer pursuant to
9.05 below) of all of his Partnership Units pursuant to this Article IX. Upon the permitted Transfer or redemption of all of a Limited Partner's Partnership Units, such Limited Partner shall cease to be a Limited Partner.


         (c) Subject to 9.02(d) and (e) below, a Limited Partner may
Transfer, with the consent of the General Partner, all or a portion of his Partnership Units to (i) a parent or parent's spouse, natural or adopted descendant or descendants, spouse of such descendant, or brother or sister, or a trust created by such Limited Partner for the benefit of such Limited Partner and/or any such person(s), of which trust such Limited Partner or any such person(s) is a trustee, (ii) a corporation controlled by a Person or Persons named in (i) above, or (iii) if the Limited Partner is an entity, its beneficial owners.


         (d) No Limited Partner may effect a Transfer of its Limited Partnership Interest, in whole or in part, if, in the opinion of legal counsel for the Partnership, such proposed Transfer would require the registration of the Limited Partnership Interest under the Securities Act of 1933, as amended, or would otherwise violate any applicable federal or state securities or blue sky law (including investment suitability standards).

         (e) No Transfer by a Limited Partner of its Partnership Units, in whole or in part, may be made to any Person if (i) in the opinion of legal counsel for the Partnership, the transfer would result in the Partnership's being treated as an association taxable as a corporation, or (ii) such transfer is effectuated through an "established securities market" or a "secondary market (or the substantial equivalent thereof)" within the meaning of Section 7704 of the Code.

         (f) Any Transfer in contravention of any of the provisions of this
Article IX shall be void and ineffectual and shall not be binding upon, or recognized by, the Partnership.

         (g) Prior to the consummation of any Transfer under this Article
IX, the transferor and/or the transferee shall deliver to the General Partner such opinions, certificates and other documents as the General Partner shall request in connection with such Transfer.

         (h) Notwithstanding any other provision of this Agreement, no Transfer may be made without the prior written consent of CEH, which may only be withheld if CEH determines, in its reasonable discretion, that such Transfer could reasonably be expected to materially adversely affect the ability of Crescent to achieve or maintain qualification as a REIT, and any Transfer made in violation of this provision shall be void ab initio and of no force and effect.

         9.03 Admission of Substitute Limited Partner.

         (a) Subject to the other provisions of this Article IX and except as provided in Section 9.03(d) hereof, an assignee of the Limited Partnership Interest of a Limited Partner (which shall be understood to include any purchaser, transferee, donee, or other recipient of any disposition of such Limited Partnership Interest) shall be deemed admitted as a Limited Partner of the Partnership only with the consent of the General Partner and upon the satisfactory completion of the following:

                  (i) The assignee shall have accepted and agreed to be bound by the terms and provisions of this Agreement by executing a counterpart or an amendment thereof, including a revised Exhibit A, and such other documents or instruments as the General Partner may require in order to effect the admission of such Person as a Limited Partner.

                  (ii) To the extent required, an amended Certificate evidencing the admission of such Person as a Limited Partner shall have been signed, acknowledged and filed for record in accordance with the Act.

                  (iii) The assignee shall have delivered a letter containing the representation set forth in Section 9.01(a) hereof and the agreement set forth in Section 9.01(b) hereof.


                  (iv) If the assignee is a corporation, partnership or trust, the assignee shall have provided the General Partner with evidence satisfactory to counsel for the Partnership of the assignee's authority to become a Limited Partner under the terms and provisions of this Agreement.


                  (v) The assignee shall have executed a power of attorney containing the terms and provisions set forth in Section 8.02 hereof.

                  (vi) The assignee shall have paid all legal fees and other expenses of the Partnership and the General Partner and filing and publication costs in connection with its substitution as a Limited Partner.

                  (vii) The assignee has obtained the prior written consent of the General Partner to its admission as a Substitute Limited Partner, which consent may be given or denied in the exercise of the General Partner's reasonable discretion.

         (b) For the purpose of allocating profits and losses and distributing cash received by the Partnership, a Substitute Limited Partner shall be treated as having become, and appearing in the records of the Partnership as, a Partner upon the filing of the Certificate described in
Section 9.03(a)(ii) hereof or, if no such filing is required, the later of the date specified in the transfer documents or the date on which the General Partner has received all necessary instruments of transfer and substitution.

         (c) The General Partner shall cooperate with the Person seeking to become a Substitute Limited Partner by preparing the documentation required by this Section and making all official filings and publications. The Partnership shall take all such action as promptly as practicable after the satisfaction of the conditions in this Article IX to the admission of such Person as a Limited Partner of the Partnership.

         (d) Notwithstanding any provision to the contrary, a Series A Limited Partner or a Series B Limited Partner shall automatically become a Common Interest Partner upon the conversion by such partner into Series A Conversion Units or Series B Conversion Units, as the case may be.

         9.04 Rights of Assignees of Partnership Interests.

         (a) Subject to the provisions of Sections 9.01 and 9.02 hereof, except as required by operation of law, the Partnership shall not be obligated for any purposes whatsoever to recognize the assignment by any Limited Partner of its Partnership Interest until the Partnership has received notice thereof.

         (b) Any Person who is the assignee of all or any portion of a Limited Partner's Limited Partnership Interest, but does not become a Substitute Limited Partner and desires to make a further assignment of such Limited Partnership Interest, shall be subject to all the provisions of this Article IX to the same extent and in the same manner as any Limited Partner desiring to make an assignment of its Limited Partnership Interest.


         9.05 Effect of Bankruptcy, Death, Incompetence or Termination of a Limited Partner. The occurrence of an Event of Bankruptcy as to a Limited Partner, the death of a Limited Partner or a final adjudication that a Limited Partner is incompetent (which term shall include, but not be limited to, insanity) shall not cause the termination or dissolution of the Partnership, and the business of the Partnership shall continue if an order for relief in a bankruptcy proceeding is entered against a Limited Partner, the trustee or receiver of his estate or, if he dies, his executor, administrator or trustee, or, if he is finally adjudicated incompetent, his committee, guardian or conservator, shall have the rights of such Limited Partner for the purpose of settling or managing his estate property and such power as the bankrupt, deceased or incompetent Limited Partner possessed to assign all or any part of his Partnership Interest and to join with the assignee in satisfying conditions precedent to the admission of the assignee as a Substitute Limited Partner.


         9.06 Joint Ownership of Interests. A Partnership Interest may be acquired by two individuals as joint tenants with right of survivorship, provided that such individuals either are married or are related and share the same home as tenants in common. The written consent or vote of both owners of any such jointly held Partnership Interest shall be required to constitute the action of the owners of such Partnership Interest; provided, however, that the written consent of only one joint owner will be required if the Partnership has been provided with evidence satisfactory to the counsel for the Partnership that the actions of a single joint owner can bind both owners under the applicable laws of the state of residence of such joint owners. Upon the death of one owner of a Partnership Interest held in a joint tenancy with a right of survivorship, the Partnership Interest shall become owned solely by the survivor as a Limited Partner and not as an assignee. The Partnership need not recognize the death of one of the owners of a jointly-held Partnership Interest until it shall have received notice of such death. Upon notice to the General Partner from either owner, the General Partner shall cause the Partnership Interest to be divided into two equal Partnership Interests, which shall thereafter be owned separately by each of the former owners.

                                    ARTICLE X

                   BOOKS AND RECORDS; ACCOUNTING; TAX MATTERS

         10.01 Books and Records. At all times during the continuance of the Partnership, the Partners shall keep or cause to be kept at the Partnership's specified office true and complete books of account in accordance with generally accepted accounting principles, including: (a) a current list of the full name and last known business address of each Partner, (b) a copy of the Certificate of Limited Partnership and all certificates of amendment thereto, (c) copies of the Partnership's federal, state and local income tax returns and reports, (d) copies of the Agreement and any financial statements of the Partnership for the three most recent years and (e) all documents and information required under the Act. Any Partner or its duly authorized representative, upon paying the costs of collection, duplication and mailing, shall be entitled to inspect or copy such records during ordinary business hours.

         10.02 Custody of Partnership Funds; Bank Accounts.


         (a) All funds of the Partnership not otherwise invested shall be deposited in one or more accounts maintained in such banking or brokerage institutions as the General Partner shall determine, and withdrawals shall be made only on such signature or signatures as the General Partner may, from time to time, determine.


         (b) All deposits and other funds not needed in the operation of the business of the Partnership may be invested by the General Partner in investment grade instruments (or investment companies whose portfolio consists primarily thereof), government obligations, certificates of deposit, bankers' acceptances and municipal notes and bonds. The funds of the Partnership shall not be commingled with the funds of any other Person except for such commingling as may necessarily result from an investment in those investment companies permitted by this Section 10.02(b).

         10.03 Fiscal and Taxable Year. The fiscal and taxable year of the Partnership shall be the calendar year.

         10.04 Annual Tax Information and Report. Within 75 days after the end of each fiscal year of the Partnership, the General Partner shall furnish to each person who was a Limited Partner at any time during such year the tax information necessary to file such Limited Partner's individual tax returns as shall be reasonably required by law.

         10.05 Tax Matters Partner; Tax Elections; Special Basis Adjustments.

         (a) The General Partner shall be the Tax Matters Partner of the Partnership within the meaning of Section 6231(a)(7) of the Code. As Tax Matters Partner, the General Partner shall have the right and obligation to take all actions authorized and required, respectively, by the

Code for the Tax Matters Partner. The General Partner shall have the right to retain professional assistance in respect of any audit of the Partnership by the Service and all out-of-pocket expenses and fees incurred by the General Partner on behalf of the Partnership as Tax Matters Partner shall constitute Partnership expenses. In the event the General Partner receives notice of a final Partnership adjustment under Section 6223(a)(2) of the Code, the General Partner shall either (i) file a court petition for judicial review of such final adjustment within the period provided under Section 6226(a) of the Code, a copy of which petition shall be mailed to all Limited Partners on the date such petition is filed, or (ii) mail a written notice to all Limited Partners, within such period, that describes the General Partner's reasons for determining not to file such a petition.

         (b) All elections required or permitted to be made by the Partnership under the Code or any applicable state or local tax law shall be made by the General Partner in its reasonable discretion.

         (c) In the event of a transfer of all or any part of the Partnership Interest of any Partner, the Partnership, at the option of the transferee Partner, may elect pursuant to Section 754 of the Code to adjust the basis of the Properties. Notwithstanding anything contained in Article V of this Agreement, any adjustments made pursuant to Section 754 shall affect only the successor in interest to the transferring Partner and in no event shall be taken into account in establishing, maintaining or computing Capital Accounts for the other Partners for any purpose under this Agreement. Each Partner will furnish the Partnership with all information necessary to give effect to such election.


         10.06 Reports to Limited Partners.


         (a) As soon as practicable after the close of each fiscal quarter (other than the last quarter of the fiscal year), the General Partner shall cause to be mailed to each Limited Partner a quarterly report containing financial statements of the Partnership for such fiscal quarter, presented in accordance with generally accepted accounting principles. As soon as practicable after the close of each fiscal year, the General Partner shall cause to be mailed to each Limited Partner an annual report containing financial statements of the Partnership, for such fiscal year, presented in accordance with generally accepted accounting principles. The annual financial statements shall be audited by accountants selected by the GP Board.

         (b) Any Partner shall further have the right to a private audit of the books and records of the Partnership, provided such audit is made for Partnership purposes, at the expense of the Partner desiring it and is made during normal business hours.


         10.07 Information Rights. The holders of the Series A Preferred (including for purposes of this Section 10.07 any Series A Conversion Interests held by CEH or its Affiliates) and the Series B Preferred (including for purposes of this Section 10.07 any Series B Conversion Interests held by SunTx or its Affiliates) shall receive the following reports, all of which shall be certified by the principal financial officer of the General Partner: (i) ninety
(90)days after the end of each fiscal year of the Partnership, an audited consolidated balance sheet of the Partnership as at the end of such year, together with audited consolidated statements of income, partners' equity and cash flows of the Partnership for such year, certified by independent public accountants of recognized national or regional standing (as may be approved by the GP Board) prepared in accordance with generally accepted accounting principles and practices consistently applied; (ii) within thirty (30) business days after the end of each month, an unaudited consolidated balance sheet of the Partnership as at the end of such month and an unaudited consolidated statement of income and cash flows for the Partnership for such month, comparing actual results to the budgeted figures, prepared in accordance with generally accepted accounting principles consistently applied (except that such financial statements need not contain footnotes); (iii) within forty-five (45) business days after the end of each fiscal quarter, an unaudited consolidated balance sheet of the Partnership as at the end of such quarter and an unaudited consolidated statement of income and cash flows for the Partnership for such quarter, comparing actual results to the budgeted figures, prepared in accordance with generally accepted accounting principles consistently applied (except that such financial statements need not contain footnotes); and (iv) such other financial and tax information as the holders of the Series A Preferred and the Series B Preferred may reasonably request in such reasonable form prepared by the principal financial officer of the General Partner including but not limited to an annual budget and business plan.


         10.08 Inspection. The Partnership shall maintain or cause to be maintained complete and accurate books and records with respect to its business. All books of account and all other records of the Partnership including an executed counterpart of this Agreement and all amendments hereto will at all times be kept at the Partnership's principal place of business. The holders of the Series A Preferred and the Series B Preferred shall be permitted to visit and inspect any of the properties of the Partnership, including all reports prepared by management for the GP Board and its books of account, and to discuss its affairs, finances and accounts with its officers and independent accountants, all at such reasonable times and as often as may be reasonably requested.


                                   ARTICLE XI

                             AMENDMENT OF AGREEMENT

         Except as otherwise provided in this Agreement, this Agreement may be amended, in whole or in part, with the written consent of (i) the General Partner and (ii) the Limited Partners holding more than 50% of each class or series of the Limited Partnership Interests; provided, however, that the following amendments shall require the consent of each Partner adversely effected thereby:

         (a) any amendment that would adversely affect the rights of a Limited Partner to receive the distributions payable to them hereunder, other than with respect to the issuance of additional Partnership Units as provided herein;

         (b) any amendment that would alter the Partnership's allocations of profit and loss to a Limited Partner, other than with respect to the issuance of additional Partnership Units; or

         (c) any amendment that would impose on a Limited Partner any obligation to make additional Capital Contributions to the Partnership.

                                   ARTICLE XII

                               GENERAL PROVISIONS

         12.01 Notices. All communications required or permitted under this Agreement shall be in writing and shall be deemed to have been received (a) on the day of actual transmittal when transmitted by facsimile with written confirmation of such transmittal, (b) on the next business day following actual transmittal when transmitted by a nationally recognized overnight courier, or
(c) on the third business day following actual transmittal when transmitted by certified mail, postage prepaid, return receipt requested by the Partners at the addresses set forth in Exhibit A attached hereto; provided, however, that any Partner may specify a different address by notifying the General Partner in writing of such different address. Notices to the Partnership shall be delivered at or mailed to its specified office.

         12.02 Survival of Rights. Subject to the provisions hereof limiting transfers, this Agreement shall be binding upon and inure to the benefit of the Partners and the Partnership and their respective legal representatives, successors, transferees and assigns.

         12.03 Additional Documents. Each Partner agrees to perform all further acts and execute, swear to, acknowledge and deliver all further documents which may be reasonable, necessary, appropriate or desirable to carry out the provisions of this Agreement or the Act.


         12.04 Severability. If any provision of this Agreement shall be declared illegal, invalid, or unenforceable in any jurisdiction, then such provision shall be deemed to be severable from this Agreement (to the extent permitted by law) and in any event such illegality, invalidity or unenforceability shall not affect the remainder hereof.


         12.05 Entire Agreement. This Agreement and exhibits attached hereto constitute the entire Agreement of the Partners and supersede all prior written agreements and prior and contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.

         12.06 Pronouns and Plurals. When the context in which words are used in the Agreement indicates that such is the intent, words in the singular number shall include the plural and the masculine gender shall include the neuter or female gender as the context may require.

         12.07 Headings. The Article headings or sections in this Agreement are for convenience only and shall not be used in construing the scope of this Agreement or any particular Article.

         12.08 Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original copy and all of which together shall constitute one and the same instrument binding on all parties hereto, notwithstanding that all parties shall not have signed the same counterpart.

         12.09 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

         12.10 Third Party Beneficiary. The terms of Section 4.03(a)(iii) are given in favor and for the benefit of the holders of the Series A Exchange Shares. The terms of Section 4.04(b)(iv) are given in favor and for the benefit of SunTx Fulcrum. Further, the terms of Article VII are given in favor and for the benefit of SunTx GP. The terms of the definition of "Tax Transition Date" in
Article I, Article III, Section 4.03(c) and Section 9.02(h) are given in favor and for the benefit of Crescent. Therefore, notwithstanding any provision herein to the contrary, each of the holders of Series A Exchange Shares, SunTx Fulcrum, SunTx GP and Crescent is a third party beneficiary of this Agreement and all parties hereto acknowledge and agree as such.


                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have hereunder affixed their signatures to this Agreement as of the day and year first-above written.

                                   GENERAL PARTNER

                                   COPI CMC GP, INC.


                                   By:
                                       -----------------------------------------
                                   Name:
                                         ---------------------------------------
                                   Title:
                                          --------------------------------------


                                   LIMITED PARTNERS

                                   CRE Equipment Holdings, LLC


                                   By: Crescent Real Estate Equities Limited
                                       Partnership, its sole member

                                       By: Crescent Real Estate Equities, Ltd.,
                                           its general partner



                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------


                                   SunTx CMLP, Inc.



                                   By:
                                       -----------------------------------------
                                   Name:
                                         ---------------------------------------
                                   Title:
                                          --------------------------------------


                                   Crescent Operating, Inc.



                                   By:
                                       -----------------------------------------
                                   Name:
                                         ---------------------------------------
                                   Title:
                                          --------------------------------------

                                    EXHIBIT A


                           PARTNERSHIP UNIT ALLOCATION


            HOLDER                     SECURITY HELD              CAPITAL CONTRIBUTION        PERCENTAGE INTEREST
            ------                     -------------              --------------------        -------------------
CRE Equipment Holdings, LLC
777 Main Street                  10,000 Units of Series A            $  10,000,000                   19.7%
Suite 2100                               Preferred
Fort Worth, TX 76102
Phone: 817.321.2100
Fax: 817.321.2000

SunTx CMLP, Inc.
1700 Pacific Avenue, Suite       19,000 Units of Series B            $  19,000,000                   56.3%
1600                                     Preferred
Dallas, TX 75201
Phone: 214-855-5060
Fax: 214-855-0640

Crescent Operating, Inc.
777 Taylor Street               12,136,787 Units of Common           $8,776,315.08                   23.0%
Suite 1050                               Interest
Fort Worth, TX 76102
Phone: 817-339-2200
Fax: 817-339-2220

COPI CMC GP, Inc.
777 Taylor Street                 527,686 Units of Common            $  381,578.92                    1.0%
Suite 1050                             Interest (GP)
Fort Worth, TX 76102
Phone: 817-339-2200
Fax: 817-339-2220

                                                                         ANNEX C


            SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                            CRESCENT OPERATING, INC.



It is hereby certified that:


1. The present name of the corporation (hereinafter called the "Corporation") is Crescent Operating, Inc., which is the name under which the Corporation was originally incorporated; and the date of filing the original certificate of incorporation of the Corporation with the Secretary of State of the State of Delaware is April 1, 1997 and amended and restated in its entirety by a First Amended and Restated Certificate of Incorporation of Crescent Operating, Inc. filed with the Secretary of State of the State of Delaware on June 2, 1997 (as amended by such amendment and restatement, the "Certificate of Incorporation").


2. The Certificate of Incorporation is hereby amended and restated in its entirety as set forth in the Second Amended and Restated Certificate of Incorporation hereinafter provided for.


3. The provisions of the certificate of incorporation of the Corporation as herein amended are hereby restated and integrated into the single instrument which is hereinafter set forth, and which is entitled Second Amended and Restated Certificate of Incorporation of Crescent Operating, Inc., without any further amendments other than the amendments herein certified.



4. This Second Amended and Restated Certificate of Incorporation was declared advisable and proposed to the stockholders of the Corporation by resolution of the board of directors of the Corporation on October ___, 2001.



5. This Second Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Sections 103, 242 and 245 of the General Corporation Law of the State of Delaware, and by the stockholders of the Corporation in accordance with such sections of the General Corporation Law of the State of Delaware.


6. The certificate of incorporation of the Corporation, as amended and restated herein, shall at the effective time of this Second Amended and Restated Certificate of Incorporation, read as follows:

                                    ARTICLE I

                                      NAME

         The name of the corporation is: Crescent Operating, Inc. (the "Corporation").

                                   ARTICLE II

                     REGISTERED OFFICE AND REGISTERED AGENT

         The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

                                   ARTICLE III

                                     PURPOSE


               Section A. The purpose for which the Corporation is organized is the transaction of any or all lawful acts and activities for which corporations may be incorporated under the General Corporation Law of the State of Delaware (the "DGCL"), subject to the limitations in Section B and Section C of this
Article III.

               Section B. The Corporation shall not have the power and is not authorized to take any action that in the judgement of Crescent Real Estate Equities Company, a Texas real estate investment trust ("Crescent Equities"), in its reasonable discretion and as advised to the Corporation in writing, could reasonably be expected to cause the corporation to fail to qualify as a "taxable REIT subsidiary" as defined in Section 856(l) of the Internal Revenue Code of 1986, as amended and any successor statute (the "Federal Tax Code") for so long as Crescent Equities continues to maintain its status as a REIT under the Federal Tax Code and owns at least one share of common stock of the Corporation.




               Section C. The Corporation shall not have the power and is not authorized to take any action that, in the judgement of Crescent Equities, in its reasonable discretion and as advised to the Corporation in writing, could reasonably be expected to materially and adversely affect the ability of Crescent Equities to maintain its qualification as a "REIT" pursuant to Section 856 of the Federal Tax Code for so long as Crescent Equities owns at least one share of stock of the Corporation and is classified as a REIT under the Federal Tax Code.
                                       3

               Section D. For so long as Crescent Equities owns at least one share of stock of the corporation and is classified as a REIT under the Federal Tax Code, the Corporation is prohibited from amending Section B and Section C of this Article III without the affirmative vote of holders of (i) at least a majority of the Voting Stock (as defined in Article VIII, Section G), voting together as a single class, and (II) at least a majority of the Series B Preferred Stock of the Corporation, voting together as a single class.


                                   ARTICLE IV

                                  CAPITAL STOCK


         The Corporation shall have the authority to issue a total of 810,000,000 shares of capital stock, each with a par value of $.01, consisting of 800,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock.

                                    ARTICLE V

                                  COMMON STOCK

         Section A. Common Stock Subject to Terms of Preferred Shares. Common Stock shall be subject to the express terms of any series of Preferred Stock.


         Section B. Dividend Rights. The holders of Common Stock shall be entitled to receive such dividends as may be declared by the board of directors out of funds legally available therefor.


         Section C. Rights Upon Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up, or any distribution of the assets in connection therewith, of the Corporation, the aggregate assets available for distribution to holders of Common Stock shall be determined in accordance with applicable law. Each holder of Common Stock shall be entitled to receive, ratably with each other holder of Common Stock, that portion of such aggregate assets available for distribution as the number of outstanding Common Stock held by such holder bears to the total number of outstanding Common Stock.

         Section D. Voting Rights. Except as may be provided in this Second Amended and Restated Certificate of Incorporation, and subject to the express terms of any series of Preferred Stock, the holders of Common Stock shall have the exclusive right to vote on all matters (as to which a holder of Common Stock shall be entitled to vote pursuant to applicable law) at all meetings of the stockholders of the Corporation, and shall be entitled to one (1) vote for each share of Common Stock entitled to vote at such meeting.

                                   ARTICLE VI

                                 PREFERRED STOCK


         Preferred Stock may be issued from time to time in one or more series as authorized by the board of directors. The board of directors is hereby authorized, by filing a certificate pursuant to the DGCL (hereinafter, the "Preferred Stock Designation"), to establish from time to time the number of shares to be included in each series, and to fix the designations, voting powers, privileges, preferences, terms, and rights, and the limitations, restrictions and qualifications of the shares of each series. The authority of the board of directors with respect to each series shall include, but not be limited to, determination of the following:


         (a) the designation of the series, which may be by distinguishing number, letter or title;

         (b) the number of shares of the series, which number the board of directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding);

         (c) whether dividends, if any, shall be cumulative or noncumulative, and, in the case of shares of any series having cumulative dividend rights, the date or dates or method of determining the date or dates from which dividends on the shares of such series shall be cumulative;

         (d) the rate of any dividends (or method of determining such dividends) payable to the holders of the shares of such series, any conditions upon which such dividends shall be paid and the date or dates or the method for determining the date or dates upon which such dividends shall be payable;

         (e) the price or prices (or method of determining such price or prices) at which, the form of payment of such price or prices (which may be cash, property or rights, including securities of the same or another corporation or other entity) for which, the period or periods within which and the terms and conditions upon which the shares of such series may be redeemed or exchanged, in whole or in part, at the option of the Corporation or at the option of the holder or holders thereof or upon the happening of a specified event or events, if any;

         (f) the obligation, if any, of the Corporation to purchase, exchange or redeem shares of such series pursuant to a sinking fund or otherwise and the price or prices at which, the form of payment of such price or prices (which may be cash, property or rights, including securities of the same or another corporation or other entity) for which, the period or periods within which and the terms and conditions upon which the shares of such series shall be redeemed, exchanged or purchased, in whole or in part, pursuant to such obligation;

         (g) the amount payable out of the assets of the Corporation to the holders of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;


         (h) provisions, if any, for the conversion or exchange of the shares of such series, at any time or times at the option of the holder or holders thereof or at the option of the Corporation or upon the happening of a specified event or events, into shares of any other class or classes or any other series of the same or any other class or classes of stock, or any other security, of the Corporation, or any other corporation or other entity, and the price or prices or rate or rates of conversion or exchange and any adjustments applicable thereto, and all other terms and conditions upon which such conversion or exchange may be made;


         (i) restrictions on the issuance of shares of the same series or of any other class or series, if any;

         (j) the voting powers, if any, of the holders of shares of the series; and

         (k) any other relative rights, preferences and limitations on that series.

         Subject to the express provisions of any other series of Preferred Stock then outstanding, and notwithstanding any other provision of this Second Amended and Restated Certificate of Incorporation, the board of directors may increase or decrease (but not below the number of shares of such series then outstanding) the number of shares, or amend the voting powers, designations, preferences and relative, participating, optional or other rights, if any, or the qualifications, limitations or restrictions thereof of the shares of any such series of Preferred Stock.

                                   ARTICLE VII

                           SUPERMAJORITY REQUIREMENTS


         Section A. Committees of the Board. In addition to any other vote required by law, the affirmative vote, whether acting at a meeting or by written consent, of at least seventy-five percent (75%) of the Whole Board, as such term is defined in Article IX hereof (a "Supermajority of the Board"), shall be required to: (i) revoke or eliminate any committee of the board of directors (a "Board Committee"); (ii) revoke, repeal or modify any powers of a Board Committee; (iii) create a Board Committee with powers infringing upon, or inconsistent with, the powers of a then-existing Board Committee or (iv) increase the number of directors constituting full membership of a Board Committee. The vote or written consent of a Supermajority of the Board shall be necessary to elect any directors to membership on a Board Committee or to fill any vacancies on a Board Committee unless such power to elect directors and fill vacancies is delegated to the relevant Board Committee in the resolutions of the board of directors forming such Board Committee.



         Section B. Extraordinary Actions. In addition to any other vote required by law, the vote or written consent of a Supermajority of the Board will be required for the approval by the Board of Directors of any Extraordinary Action (as defined below). "Extraordinary Action" shall mean action, by itself or with others, that constitute any of the following:



                  (i) Any action taken in the Corporation's capacity as the sole stockholder of COPI CMC GP, Inc. ("GP") that involves the election or removal of directors of GP or amending the Certificate of Incorporation or Bylaws of GP;

                  (ii) amending the Certificate of Incorporation of the Corporation;

                  (iii) issuing any debt or equity securities or securities convertible into or exchangeable or exercisable for equity securities of the Corporation (other than (x) securities issued in exchange for certain limited partnership interests of Crescent Machinery Holdings, L.P., a Delaware limited partnership, all on the terms, and as described in the Amended and Restated Securities Purchase Agreement, dated as of October 31, 2001, by and among the Corporation, Crescent Machinery Company and certain other parties (the "Securities Purchase Agreement"), (y) securities issued pursuant to the Securities Purchase Agreement and securities issued upon exercise of the Warrant or the Indemnity Warrants (each as defined in the Securities Purchase Agreement), and (z) securities issued pursuant to the conversion, exchange or exercise of options, warrants or other securities that are outstanding as of the date of the Securities Purchase Agreement pursuant to the terms of such options, warrants or securities), or granting options or warrants for the purchase of any common stock of the Corporation (other than the Warrant and the Indemnity Warrants (each as defined in the Securities Purchase Agreement));

                  (iv) purchasing or holding beneficially (other than holdings in existence as of the date of the effectiveness of this Second Amended and Restated Certificate of Incorporation) any equity or other securities of, or evidences of indebtedness in, or making any investment in, any other corporation, individual, limited liability company, partnership or other entity (any of the foregoing defined as a "Person");

                  (v) merging, consolidating or otherwise combining with any other Person unless such Person is a wholly-owned subsidiary of the Corporation;

                  (vi) selling to any Person a material portion of the assets of the Corporation (other than any transaction involving the sale of Americold Logistics, LLC or its assets pursuant to the agreements referenced in Sections 3.16 and 3.17 of the Securities Purchase Agreement or any transaction involving the sale, merger or other disposition of Americold Logistics, LLC or its assets if such sale, merger or other disposition will result in the (a) payment in full, and termination of, the Americold Loan (as defined in the Securities Purchase Agreement) and (b) termination of all liabilities and obligations associated with Americold Logistics, LLC);

                  (vii) purchasing any assets of another Person in a transaction outside the ordinary course of business;


                  (viii) liquidating or dissolving or authorizing the filing of any voluntary petition of bankruptcy;

                  (ix) repurchasing any debt or equity securities of the Corporation;

                  (x) declaring, distributing or paying any dividends, purchasing, redeeming, retiring, or otherwise acquiring for value any debt or equity securities (or rights, options or warrants to purchase such securities) or making any distribution of assets to stockholders of the Corporation;


                  (xi) assuming, guaranteeing, endorsing or otherwise becoming directly or contingently liable on, or permitting any subsidiary to assume, guarantee, endorse or otherwise become directly or contingently liable on any indebtedness of any other Person, provided, however, that the Corporation may be a general partner of a limited partnership or a member of a limited liability company;


                  (xii)    amending the scope of any officer's authority;


                  (xiii) forming, or delegating any responsibility to, a committee of the board of directors of the Corporation (other than committees to be formed pursuant to Exhibit 2.1(h) to the Securities Purchase Agreement);



                  (xiv) taking any action that would increase or decrease the size of the board of directors of the Corporation; or



                  (xv) creating, incurring, assuming or suffering to exist any liability with respect to indebtedness for money borrowed other than (A) the Americold Loan (as defined in the Securities Purchase Agreement), (B) debt outstanding as of January 1, 2001 which in an aggregate amount which does not exceed $4,434,842 that is owed by the Corporation to certain sellers of certain businesses in connection with the acquisition, by the Corporation or any of its then subsidiaries, of such businesses and (C) indebtedness for money that may be borrowed pursuant to the Working Capital Line (as defined in the Securities Purchase Agreement) or indebtedness for money borrowed that offsets or reduces the obligation of the lender to lend money pursuant to the Working Capital Line.

                                  ARTICLE VIII

                               BOARD OF DIRECTORS

         Section A. Initial Director. The name and mailing address of the person who is to serve as the initial director until the first annual meeting of stockholders or until his successor is elected and qualifies is as follows:


         Name                               Mailing Address


         Gerald W. Haddock                  777 Main Street
                                            Suite 2100
                                            Fort Worth, Texas

         Section B. Powers of the Board of Directors. The business of the Corporation shall be managed by the board of directors.

         Section C. Number of Directors Constituting the Board. Subject to any rights of holders of any class or series of stock having a preference over the Common Stock as to dividends or liquidation to elect additional directors under specified circumstances (herein referred to as "Preferred Holders' Rights"), the number of directors that shall constitute the full board of directors shall be fixed from time to time by the board of directors of the Corporation.

         Section D. Election and Terms of Directors. The directors, other than any directors elected by the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, shall be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible. One class will be originally elected for a term expiring at the annual meeting of stockholders to be held in 1998, another class will be originally elected for a term expiring at the annual meeting of stockholders to be held in 1999, and another class will be originally elected for a term expiring at the annual meeting of stockholders to be held in 2000, with directors in each class to hold office until a successor is duly elected and qualified. At each succeeding annual meeting of stockholders, directors elected to succeed those directors whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, with each director to hold office until such person's successor shall have been duly elected and qualified.


         Section E. Vacancies. Except as otherwise provided for or fixed pursuant to the provisions of Article VI hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional directors under specified circumstances, newly created directorships resulting from any increase in the authorized number of directors and any vacancies on the board of directors resulting from death, resignation, disqualification, removal or other cause shall only be filled by the board of directors.

         Section F. Election of Directors. The directors of the Corporation shall not be required to be elected by written ballots unless the Bylaws of the Corporation so provide.

         Section G. Removal of Directors. Subject to any Preferred Holders' Rights, directors may be removed only for cause upon the affirmative vote of holders of at least 80% of the entire voting power of all the then-outstanding shares of stock entitled to vote generally in the election of directors (the "Voting Stock"), voting together as a single class.

         Section H. Relevant Factors to be Considered by the Board of Directors. In determining what is in the best interest of the Corporation, a director of the Corporation shall consider all of the relevant factors, which may include
(i) the immediate and long-term effects of the transaction on the Corporation's stockholders, including stockholders, if any, who do not participate in the transaction; (ii) the social and economic effects of the transaction on the Corporation's employees, suppliers, creditors and customers and others dealing with the Corporation and on the communities in which the Corporation operates and is located; (iii) whether the transaction is acceptable, based on the historical and current operating results and financial condition of the Corporation; (iv) whether a more favorable price would be obtained for the Corporation's stock or other securities in the future; (v) the reputation and business practices of the other party or parties to the proposed transaction, including its or their management and affiliates, as they would affect employees of the Corporation; (vi) the future value of the Corporation's securities; (vii) any legal or regulatory issues raised by the transactions;
(viii) the effect on the Intercompany Agreement; and (ix) the business and financial condition and earnings prospects of the other party or parties to the proposed transactions including, without limitation, debt service and other existing financial obligations, financial obligations to be incurred in connection with the transaction, and other foreseeable financial obligations of such other party or parties.


         Section I. Amendment of Certain Provisions of Article VIII. Notwithstanding anything contained in this Second Amended and Restated Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least 80% of the Voting Stock, voting together as a single class, shall be required to alter, amend or adopt any provisions inconsistent with or repeal this Article VIII.

                                   ARTICLE IX

                               STOCKHOLDER ACTION


         Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of such holders and may not be Effected by any consent in writing by such holders. Except as otherwise provided for herein or required by law and subject to the rights of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, special meetings of stockholders of the Corporation for any purpose or purposes may be called only by the Chairman of the Board, the Vice Chairman of the Board, the President or the board of directors pursuant to a resolution stating the purpose or purposes thereof approved by a majority of the total number of directors which the Corporation would have if there were no vacancies (the "Whole Board"). Any power of stockholders to call a special meeting is specifically denied. No business other than that stated in the notice shall be transacted at any special meeting. Notwithstanding anything contained in this Second Amended and Restated Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least 80% of the Voting Stock, voting together as a single class, shall be required to alter, amend, or adopt any provision inconsistent with or repeal this Article IX.


                                    ARTICLE X

                      RESTRICTION ON BUSINESS COMBINATIONS


         The Corporation will be governed by Del. Code Ann. tit. 8, Section 203.

                                   ARTICLE XI

                         DURATION OF CORPORATE EXISTENCE

         The Corporation is to have perpetual existence.


                                   ARTICLE XII


                                     BY-LAWS

         The Bylaws may be altered or repealed and new Bylaws may be adopted (i) at any annual or special meeting of stockholders, by the affirmative vote of the holders of a majority of the Voting Stock, provided, however, that any proposed alteration or repeal of, or the adoption of any Bylaw inconsistent with, Sections 5 and 11 of Article II of the Bylaws; Sections 1, 2, 10 and 12 of
Article V of the Bylaws; or this sentence, by the stockholders shall require the affirmative vote of the holders of at least 80% of the Voting Stock, voting together as a single class; and provided, further, however, that in the case of any such stockholder action at a special meeting of stockholders, notice of the proposed alteration, repeal or adoption of the new Bylaw or Bylaws must be contained in the notice of such special meeting, or (ii) by the affirmative vote of a majority of the board of directors.

         Notwithstanding anything contained in this Second Amended and Restated Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least 80% of the Voting Stock, voting together as a single class, shall be required to alter, amend, or adopt any provision inconsistent with or repeal this Article XII.

                                  ARTICLE XIII

                               DIRECTOR LIABILITY


         Section A. Limited Liability Of Directors. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except, if required by the DGCL, as amended from time to time, for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. Neither the amendment nor repeal of Section A of this
Article XIII shall eliminate or reduce the effect of Section A of this Article XIII in respect of any matter occurring, or any cause of action, suit or claim that, but for Section A of this Article XIII would accrue or arise, prior to such amendment or repeal.


         Section B. Indemnification And Insurance.


         (1) Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that such person, or a person of whom such person is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, amounts paid or to be paid in settlement, and excise taxes or penalties arising under the Employee Retirement Income Security Act of 1974, as in effect from time to time) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of such person's heirs, executors and administrators; provided, however, that, except as provided in paragraph (2) hereof, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the board of directors. The right to indemnification conferred in this Section shall be a contract right and shall include the right to have the Corporation pay the expenses incurred in defending any such proceeding in advance of its final disposition; any advance payments to be paid by the Corporation within 20 calendar days after the receipt by the Corporation of a statement or statements from the claimant requesting such advance or advances from time to time; provided, however, that, if and to the extent the DGCL requires, the payment of such expenses incurred by a director or officer in such person's capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer, is not entitled to be indemnified under this Section or otherwise. The Corporation may, to the extent authorized from time to time by the board of directors, grant rights to indemnification, and rights to have the Corporation pay the expenses incurred in defending any proceeding in advance of its final disposition, to any employee or agent of the Corporation to the fullest extent of the provisions of this Article with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.



         (2) Right of Claimant to Bring Suit. If a claim under paragraph (a) of this Section is not paid in full by the Corporation within 30 calendar days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim to the extent successful therein. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standard of conduct which makes it permissible under the DGCL for the Corporation to indemnify the claimant for the amount, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because the claimant has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including its directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.



         (3) Non-Exclusivity of Rights. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the certificate of incorporation of the Corporation, Bylaw, agreement, vote of stockholders or disinterested directors or otherwise. No repeal or modification of this Article shall in any way diminish or adversely affect the rights of any director, officer, employee or agent of the Corporation hereunder in respect of any occurrence or matter arising prior to any such repeal or modification.


         (4) Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

         (5) Severability. If any provision or provisions of this Article XIII shall be held to be invalid, illegal or unenforceable for any reason whatsoever,
(i) the validity, legality and enforceability of the remaining provisions of this Article XIII (including, without limitation, each portion of any paragraph of this Article XIII containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (ii) to the fullest extent possible, the provisions of this Article XIII (including, without limitation, each such portion of any paragraph of this Article

XIII containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

                                   ARTICLE XIV

                         AMENDMENT OF SECOND AMENDED AND
                      RESTATED CERTIFICATE OF INCORPORATION


         The Corporation reserves the right at any time from time to time to amend, alter, change or repeal any provision contained in this Second Amended and Restated Certificate of Incorporation, and any other provisions authorized by the law of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and, except as set forth in Article XIII, all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Second Amended and Restated Certificate of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this Article. Notwithstanding anything contained in this Second Amended and Restated Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least 80% of the Voting Stock, voting together as a single class, shall be required to alter, amend, or adopt any provision inconsistent with or repeal Article VIII, IX, XII or this sentence.

                                   ARTICLE XV


             QUORUM FOR PURPOSES OF CERTAIN MEETINGS OF THE BOARD OF
                                    DIRECTORS



         For purposes of establishing a quorum at meetings of the board of directors of the Corporation at which an alteration, repeal or amendment of the Bylaws or adoption of a new Bylaw is proposed to be acted upon, the presence at such meeting of a Supermajority of the Board shall be required to constitute a quorum for purposes of any such action.



         IN WITNESS WHEREOF, Crescent Operating, Inc. has caused this Second Amended and Restated Certificate of Incorporation to be signed in its name and on its behalf on this ___th day of _________, 2001 by its Vice Chairman of the Board of Directors, President and Chief Executive Officer, who acknowledges that this Second Amended and Restated Certificate of Incorporation is the act of the Corporation and that to the best of his knowledge, information and belief, and under penalties of perjury, all matters and facts contained in this Second Amended and Restated Certificate of Incorporation are true in all material respects.




                                  ----------------------------------------
                                  John C. Goff
                                  Vice Chairman of the Board of Directors,
                                  President and Chief Executive Officer

                                                                         ANNEX D



                   [HOULIHAN LOKEY HOWARD & ZUKIN LETTERHEAD]




October 1, 2001



To the Board of Directors
Crescent Operating, Inc.
777 Taylor Street, Suite 1050
Fort Worth, TX  76102


Dear Gentlemen:


We understand that Crescent Operating, Inc. ("Crescent Operating" or the "Company" hereinafter) has agreed to sell to Crescent Real Estate Equities Limited Partnership ("Crescent LP" hereinafter) substantially all of the assets related to Crescent Operating's hospitality and residential land development businesses (the "Asset Transaction"). It is our understanding that certain officers and directors of Crescent Operating are also officers and directors of Crescent LP and own 16.1% of Crescent Operating's common stock. The balance of Crescent Operating's common stock is held by unrelated parties (the "Public Stockholders"). The hospitality and residential land development assets include substantially all of the assets related to Crescent Operating's hospitality business, including certain leases and subleases of real property described as the "hotel properties" and various business contracts, licenses, working capital and other assets of the following Crescent Operating subsidiaries: (a) RoseStar Management LLC, RoseStar Southwest, LLC, Canyon Ranch Leasing, L.L.C., Wine Country Hotel, LLC, and COI Hotel Group, Inc. and (b) certain parcels of land and the related furniture, fixtures and equipment located at Canyon Ranch - Tucson. The Asset Transaction will also include all of the membership interests of CR License LLC owned by Crescent Operating, all of the shares of the voting common stock owned by Crescent Operating or its subsidiaries, including COPI Colorado, LP ("COPI Colorado"), in each of Crescent Resort Development, Inc. ("CRDI") (formerly Crescent Development Management Corporation), CRL Investments, Inc., CRE Diversified Holdings, Inc., Desert Mountain Development Corporation, WOCOI Investment Company and The Woodlands Land Company, Inc., each of which is a corporation operating in the land development business, as well as 661,518 (60%) of the shares of Crescent Operating common stock owned by COPI Colorado. The purchase price in connection with the Asset Transaction is $78.4 million, consisting of $11.0 million in cash and the cancellation of $67.4 million in debt and rent owed by Crescent Operating to Crescent LP. Crescent LP will also assume certain of the liabilities under contracts related to the assets arising after the closing. Crescent Operating will retain substantially all liabilities related to the conduct of the hospitality and residential land businesses that arise prior to the closing.



Crescent Operating, Crescent Machinery Company ("Crescent Machinery"), a wholly owned subsidiary of Crescent Operating that conducts Crescent Operating's equipment sales and leasing business, CMC GP, LLC ("CMC GP LLC"), Crescent Machinery Company, L.P. ("CMC LP"), Crescent Machinery Holdings, L.P. ("CMC Holdings LP"), COPI Colorado, CRE Equipment Holdings, LLC ("CEH"), Crescent LP and SunTx CMLP, Inc. ("SunTx") have entered into a securities purchase agreement (the "Securities Purchase Agreement"). The Securities Purchase Agreement provides for the issuance and sale

Board of Directors
Crescent Operating, Inc.
October 1, 2001                                                              -2-




of 10,000 units of Series A Convertible Redeemable Preferred Partnership Interests of CMC Holdings LP ("Series A Preferred Partnership Interests") to CEH for an aggregate purchase price of $10.0 million and 19,000 units of Series B Convertible Redeemable Preferred Partnership Interests of CMC Holdings LP ("Series B Preferred Partnership Interests", and together with the Series A Preferred Partnership Interests, the "Preferred Partnership Interests") to SunTx for an aggregate purchase price of $19.0 million and a warrant to purchase 2,800,000 shares of Crescent Operating common stock for $0.01 per share to be issued to SunTx (the "Warrant"). The transaction relating to the Securities Purchase Agreement is referred to as the "Crescent Machinery Transaction".



The Asset Transaction and the Crescent Machinery Transaction are referred to collectively herein as the "Transactions".



You have requested our opinion (the "Opinion") as to the matters set forth below. The Opinion does not address Crescent Operating's underlying business decision to effect the Transactions. Additionally, you have advised us that the Board of Directors has indicated that it has no intention of selling its shares in Crescent Operating or engaging in any alternative to the Transactions. We have not been requested to, and did not, solicit third party indications of interest in acquiring all or any part of Crescent Operating, the hospitality and land development entities or Crescent Machinery. Furthermore, at your request, we have not negotiated the Transactions or advised you with respect to alternatives to it.



In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Attached as Appendix A is a list of documents reviewed and due diligence conducted.



We have relied upon and assumed, without independent verification, that the financial forecasts and projections provided to us have been reasonably prepared and reflect the best currently available estimates of the future financial results and condition of Crescent Operating, the hospitality and land development entities and Crescent Machinery, and that there has been no material change in the assets, financial condition, business or prospects of Crescent Operating, the hospitality and land development entities and Crescent Machinery since the date of the most recent financial statements made available to us.



Additionally, it is our understanding that each of the Series A Preferred Partnership Interests and the Series B Preferred Partnership Interests will have a conversion price derived from Crescent Operating's contemplated rights offering. As the timing of the rights offering is presently unknown, the Company's management has instructed us to assume in our analysis a range of rights offering prices between $0.07 and $1.00, which would yield conversion prices between $0.16 and $2.33 for the Series A Preferred Partnership Interests and between $0.07 and $0.93 for the Series B Preferred Partnership Interests. Our Opinion does not consider conversion prices outside the ranges noted above; however, rights offering prices above or below the indicated range would not necessarily change our Opinion.



We have not independently verified the accuracy and completeness of the information supplied to us with respect to Crescent Operating, the hospitality and land development entities and Crescent Machinery and do not assume any responsibility with respect to them. We have not made any physical inspection or independent appraisal of any of the properties or assets of Crescent Operating, the hospitality and land development entities and Crescent Machinery. Our opinion is necessarily based on business, economic, market and other conditions as they exist and can be evaluated by us at the date of this letter.

Board of Directors
Crescent Operating, Inc.
October 1, 2001                                                              -3-




Based upon the foregoing, and in reliance thereon, it is our opinion that the consideration to be received by Crescent Operating in connection with the Asset Transaction is fair to the Public Stockholders of Crescent Operating from a financial point of view.


Based upon the foregoing, and in reliance thereon, it is our opinion that the Crescent Machinery Transaction is fair to the Public Stockholders of Crescent Operating from a financial point of view.

HOULIHAN LOKEY HOWARD & ZUKIN FINANCIAL ADVISORS, INC.


/s/ HOULIHAN LOKEY HOWARD & ZUKIN FINANCIAL ADVISORS, INC.

                                   APPENDIX A



         In connection with its opinion, Houlihan Lokey made such reviews, analyses and inquiries as it deemed necessary and appropriate under the circumstances. Among other things, Houlihan Lokey:



         o reviewed information relating to the proposed restructuring of Crescent Operating, as provided by the Company;



         o reviewed Crescent LP/Crescent Operating transaction information prepared by Crescent LP as of December 15, 2000;



         o reviewed publicly available SEC filings of Crescent Operating, including the Form 10-Ks for the fiscal years ended December 31, 1998, December 31, 1999, December 31, 2000 and the Form 10-Qs for the periods ended March 31, 2000, June 30, 2000, September 30, 2000, March 31, 2001 and June 30, 2001;



LAND DEVELOPMENT AND HOSPITALITY ASSETS



         o reviewed the Agreement for Purchase and Sale of Assets and Stock dated as of June 28, 2001 by and among Crescent LP, as Purchaser and Crescent Operating, Inc., Rosestar Management LLC, Canyon Ranch Leasing, L.L.C., Wine Country Hotel, LLC, Rosestar Southwest, LLC, COI Hotel Group, Inc., and COPI Colorado, LP, as Sellers;



         o reviewed the Master Management Agreement between Crescent Operating and Sonoma Management Corporation;



         o held discussions with certain members of Sonoma Management Corporation regarding the operations, financial condition, future prospects and projected operations and performance of certain hotel and resort properties;



DENVER MARRIOTT



         o reviewed historical income statements for the years ended December 31, 1995 through December 31, 2000, year-to-date financial statements for the period ended June 30, 2001, and projected income statements for the fiscal years ending December 31, 2001 through December 31, 2005;



         o reviewed the Lease Agreement between RoseStar Management LLC and Crescent LP;



HYATT BEAVER CREEK



         o reviewed historical income statements for the fiscal years ended December 31, 1995 through December 31, 2000, year-to-date financial statements for the period ended June 30, 2001, and projected income statements for the fiscal years ending December 31, 2001 through December 31, 2004;

         o reviewed the Lease Agreement between RoseStar Southwest LLC and Crescent Real Estate Funding II, LP;



         o conducted a site visit and held discussions with senior management of Hyatt Beaver Creek to discuss the operations, financial condition, future prospects and projected operations and performance of the hotel, including the Allegria Spa;



ALLEGRIA SPA



         o reviewed historical income statements for the fiscal years ended December 31, 1998 through December 31, 2000, year-to-date financial statements for the period ended June 30, 2001, and projected income statements for the fiscal years ending December 31, 2001 through December 31, 2004;



HYATT ALBUQUERQUE



         o reviewed historical income statements for the fiscal years ended December 31, 1995 through December 31, 2000, year-to-date financial statements for the period ended June 30, 2001, and projected income statements for the fiscal years ending December 31, 2001 through December 31, 2005;



         o reviewed the Lease Agreement between RoseStar Southwest LLC and Crescent Real Estate Funding II, LP;



SONOMA MISSION INN & SPA



         o reviewed historical income statements for the fiscal years ended December 31, 1996 through December 31, 2000, year-to-date financial statements for the period ended June 30, 2001, and projected income statements for the fiscal years ending December 31, 2001 through December 31, 2006;



         o reviewed the Management Agreement between Sonoma Management and Crescent LP;



         o reviewed the Lease Agreement between Wine Country Hotel LLC and Crescent LP;



VENTANA INN & SPA



         o reviewed historical income statements for the fiscal years ended December 31, 1997 through December 31, 2000, year-to-date financial statements for the period ended June 30, 2001, and projected income statements for the fiscal years ending December 31, 2001 through December 31, 2007;



         o reviewed the Lease Agreement between Wine Country Hotel LLC and Crescent LP;



         o reviewed the Management Agreement between Sonoma Management and Crescent Real Estate Funding VIII, LP;

HOUSTON RENAISSANCE



         o reviewed historical income statements for the fiscal years ended December 31, 1998 through December 31, 2000, year-to-date financial statements for the period ended June 30, 2001, and projected income statements for the fiscal years ending December 31, 2001 through December 31, 2009;



         o reviewed the Lease Agreement between COI Hotel Group, Inc. and Crescent Real Estate Funding III, LP;



CANYON RANCH LENOX



         o reviewed historical income statements for the fiscal years ended December 31, 1997 through December 31, 2000, year-to-date financial statements for the period ended June 30, 2001, and projected income statements for the fiscal years ending December 31, 2001 through December 31, 2006;



         o reviewed the Lease Agreement between Wine Country Hotel LLC and Crescent Real Estate Funding VI, LP;



CANYON RANCH - TUCSON



         o reviewed historical income statements for the fiscal years ended December 31, 1997 through December 31, 2000, year-to-date financial statements for the period ended June 30, 2001, and projected income statements for the fiscal years ending December 31, 2001 through December 31, 2006;



         o reviewed the Lease Agreement between Canyon Ranch Leasing LLC and Crescent LP;



         o reviewed the fixed asset schedule as of June 30, 2001, as provided by the Management of Crescent Operating;



CRESCENT RESORT DEVELOPMENT, INC. (FORMERLY CRESCENT DEVELOPMENT MANAGEMENT CORPORATION)



         o conducted site visits of certain development projects and met with senior management of East West Partners to discuss the operations, financial condition, future prospects and projected operations and performance of completed and ongoing development projects, as well as the going-concern businesses, in which CRDI has an ownership interest;



         o reviewed PricewaterhouseCoopers's Valuation prepared for Thompson & Knight L.L.P. as of September 30, 1999;



         o reviewed the CRDI Balance Sheet and Income Statement for the year ended December 31, 2000 and the period ended June 30, 2001;



         o reviewed the COPI Colorado Balance Sheet and Income Statement for the period ended June 30, 2001;

         o    reviewed the Limited Partnership Agreement for COPI Colorado;



         o reviewed the Balance Sheets as of December 31, 2000 and July 31, 2001 and the life-of-project models for the twenty-two projects;



         o reviewed East West Resort Transportation LLC's Audited Financial Statements for the fiscal years ended December 31, 1998 through December 31, 2000, year-to-date financial statements for the periods ended June 30, 2000 and June 30, 2001, and projected financial information for the fiscal year ending December 31, 2001;



         o reviewed East West Resort Transportation II LLC's Audited Financial Statements for the fiscal years ended December 31, 1998 through December 31, 2000, year-to-date financial statements for the periods ended June 30, 2000 and June 30, 2001, and projected financial information for the fiscal year ending December 31, 2001;



         o reviewed Manalapan Hotel Partners Audited Financial Statements for the fiscal years ended December 31, 1998 through December 31, 2000, year-to-date financial statements for the periods ended June 30, 2000 and June 30, 2001, and projected financial information for the fiscal year ending December 31, 2001;



         o    reviewed the CDMC Palm Beach Balance Sheet as of June 30, 2001;



         o reviewed certain other publicly available financial data for certain companies that we deem comparable to East West Resort Transportation and East West Resort Transportation II, and CDMC Palm Beach, including prices and premiums paid in other transactions;



DESERT MOUNTAIN



         o conducted a site visit and held discussions with senior management of Desert Mountain to discuss the operations, financial condition, future prospects and projected operations and performance of the project;



         o reviewed Audited Financial Statements for the fiscal years ended December 31, 1998 through December 31, 2000 and unaudited financial information for the year-to-date periods ended June 30, 2000 and June 30, 2001;



         o reviewed the life-of-project model with historical financial information for the fiscal years ended December 31, 1998 and December 31, 1999, the forecasted financial information for the fiscal year ended December 31, 2000, and projected financial information for the fiscal years ending December 31, 2001 through December 31, 2010;



         o    reviewed the Partnership Agreement of Desert Mountain Properties,
              LP;

THE WOODLANDS LAND COMPANY, L.P.



         o reviewed the Audited Financial Statements for the fiscal years ended December 31, 1998 through December 31, 2000;



         o reviewed the life-of-project model with historical financial information for the fiscal year ended December 31, 1999, the forecasted financial information for the fiscal year ended December 31, 2000, year-to-date financial information for the periods ended June 30, 2000 and June 30, 2001, and projected financial information for the fiscal years ending December 31, 2001 through December 31, 2009;



         o reviewed the Crescent/Morgan Stanley Monthly Operating Reports for December 1999, June 2000, December 2000 and June 2001;



         o    reviewed the Partnership Agreement of The Woodlands Land Company,
              L.P.;



THE WOODLANDS OPERATING COMPANY, L.P., INCLUDING THE WECCR G.P. (AS DEFINED
BELOW)



         o conducted a site visit and held discussions with senior management of The Woodlands Operating Company to discuss the operations, financial condition, future prospects and projected operations and performance of The Woodlands Operating Company, The Woodlands Country Club and Convention Center, G.P. ("WECCR GP"), and The Woodlands Land Development Company;



         o reviewed the Audited Financial Statements for the fiscal years ended December 31, 1998 through December 31, 2000 and year-to-date financial statements for the periods ended June 30, 2000 and June 30, 2001;



         o reviewed the Crescent/Morgan Stanley Monthly Operating Reports for December 1999, June 2000, December 2000 and June 2001;



         o reviewed financial projections for the fiscal years ending December 31, 2001 through December 31, 2005;



         o reviewed the Partnership Agreement of The Woodlands Operating Company, L.P.;



         o reviewed certain other publicly available financial data for companies that Houlihan Lokey deemed comparable to The Woodlands Operating Company, including prices and premiums paid in other transactions;



CRL INVESTMENTS, INC.



         o reviewed the Sub-license agreement for the Venetian Spa operation;



         o reviewed unaudited Financial Statements for the fiscal years ended December 31, 1999 and December 31, 2000 and the year-to-date period ended March 31, 2001 for CR Las Vegas;

         o reviewed unaudited Financial Statements for the period ended November 30, 2000 for CR License LLC;



         o reviewed the unaudited Financial Statements for CRL Investments, Inc. for the year-to-date period ended June 30, 2001;



CRESCENT OPERATING, INC.



         o reviewed a draft of the preliminary proxy statement related to the Restructuring Transactions in substantially final form;



         o met with certain members of the senior management of the Company to discuss the operations, financial condition, future prospects and projected operations and performance of the Company, including Crescent Machinery and Americold Logistics;



         o reviewed the consolidating income statement and balance sheet for Crescent Operating for the 6-month period ended June 30, 2001;



         o    reviewed Sources and Uses schedule as of June 14, 2001;



         o reviewed Projected Income Statements for Crescent Operating for the fiscal years ending December 31, 2001 through December 31, 2004;



         o reviewed the Americold budget for the fiscal year ending December 31, 2001;



         o discussed the possible outcomes and financial impact of the outstanding litigation related to Charter Behavioral Health Systems, L.L.C. with Crescent Operating's legal counsel;



         o reviewed the memorandum of terms for the issuance of the Preferred Partnership Interests to CEH and SunTx;



         o reviewed the form of Registration Rights Agreement by and between Crescent Operating, Crescent LP, CEH and SunTx;



         o reviewed the Third Amendment to Preferred Share Purchase Rights Agreement dated April 6, 2001;



         o reviewed the form of the Amended and Restated Securities Purchase Agreement by and among Crescent Operating, Crescent Machinery, CMC Holdings LP, COPI Colorado, CEH, Crescent LP and SunTx, among others;



         o reviewed the form of Registration Rights Agreement by and between CMC Holdings LP, CEH and SunTx;



         o reviewed the historical market prices and trading volume for the Company's publicly traded stock;

CRESCENT MACHINERY COMPANY



         o conducted site visits and met with certain members of the senior management of the Dallas, Texas, Ft. Worth, Texas, Houston, Texas and Union City, California offices of Crescent Machinery to discuss the operations, financial condition, future prospects and projected operations and performance of the company's operations;



         o reviewed the Audited Financial Statements for Crescent Machinery for the fiscal years ended December 31, 1995 through December 31, 2000;



         o reviewed the unaudited interim income statements for the 6-month periods ended June 30, 2000 and June 30, 2001 and the balance sheet for the 6-month period ended June 30, 2001;



         o reviewed the projected income statement and balance sheets for the fiscal years ending December 31, 2001 and December 31, 2004;



         o reviewed the unaudited income statements and balance sheets by location for the year ended December 31, 2000 and the year-to-date period ended June 30, 2001;



         o reviewed accounts receivable and accounts payable aging schedules;



         o    reviewed internal return on investment analysis by location;



         o reviewed the form of the Amended and Restated Limited Partnership Agreement of CMC Holdings LP; and



         o reviewed certain other publicly available financial data for companies that Houlihan Lokey deemed comparable to Crescent Machinery, including prices and premiums paid in other transactions.

                                                                         ANNEX E



                              AMENDED AND RESTATED
                          SECURITIES PURCHASE AGREEMENT



                                  BY AND AMONG



                        CRESCENT MACHINERY COMPANY, L.P.




                        CRESCENT MACHINERY HOLDINGS, L.P.




                                   CMC GP, LLC



                           CRESCENT MACHINERY COMPANY


                            CRESCENT OPERATING, INC.


                                COPI COLORADO, LP


                           CRE EQUIPMENT HOLDINGS, LLC


                CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP


                                       AND


                                SUNTX CMLP, INC.



                                   ----------


                    Made and entered into as of June 28, 2001
                   Amended and restated as of October 31, 2001


                                   ----------

                              AMENDED AND RESTATED
                          SECURITIES PURCHASE AGREEMENT




         THIS AMENDED AND RESTATED SECURITIES PURCHASE AGREEMENT (as amended, the "AGREEMENT") was made and entered into as of June 28, 2001 (the "AGREEMENT DATE") and is amended as of October 29, 2001 (the "AMENDMENT DATE") by and among Crescent Machinery Company, L.P., a Delaware limited partnership ("CMLP"), Crescent Machinery Holdings, L.P., a Delaware limited partnership ("CMLP LP"), CMC GP, LLC, a Delaware limited liability company ("CMLP GP"), Crescent Machinery Company, a Texas corporation ("CMC"), Crescent Operating, Inc., a Delaware corporation ("COPI"), COPI Colorado, LP, a Delaware limited partnership ("COPI COLORADO"), Crescent Real Estate Equities Limited Partnership, a Delaware limited partnership ("CEI"), CRE Equipment Holdings, LLC, a Delaware limited liability company ("CEH") and SunTx CMLP, Inc. ("SUNTX"), a Delaware corporation. Unless otherwise expressly stated, (i) the Agreement will be deemed to be effective as of the Agreement Date with respect to CMLP LP, CMC, COPI, COPI Colorado, CEI, CEH and SunTx, (ii) the Agreement will be deemed to be effective as of the Amendment Date with respect to CMLP and CMLP GP and (iii) CMLP refers to both the entity as constituted as of the Agreement Date and the entity as it will be constituted as the surviving entity of the CMLP Merger (as defined below). CEH and SunTx are sometimes referred to individually as an "INVESTOR" and collectively as the "INVESTORS." CMLP, CMLP LP, CMLP GP, CMC, COPI, CEH and SunTx are sometimes referred to individually as a "PARTY" and collectively as the "PARTIES."


                             PRELIMINARY STATEMENTS

         A. CMC is engaged in the business of sales, leasing and servicing of construction equipment (such business being herein referred to as the "BUSINESS").

         B. CMC has determined that the Business would be operated more efficiently if CMC converted its classification under the U.S. Internal Revenue Code of 1986, as amended (the "CODE"), from an entity treated as a corporation to an entity treated as a partnership.


         C. CMC intends to merge with and into CMLP prior to the Closing (as defined below), with CMLP being the surviving entity (the "CMLP MERGER").



         D. Upon the effectiveness of the CMLP Merger, (i) CMLP LP will own ninety-nine percent (99.0%) of the issued and outstanding partnership interests of CMLP, which interests represent one hundred percent (100.0%) of the issued and outstanding limited partnership interests of CMLP and (ii) CMLP GP will own one percent (1.0%) of the issued and outstanding partnership interests of CMLP, which interests represent one hundred percent (100.0%) of the issued and outstanding general partnership interests of CMLP.



         E. Each Investor desires to purchase, and CMLP LP desires to sell, the Purchased Interests, in each case on the terms and subject to the conditions set forth in this Agreement.

         F. The governing body of each Party has adopted this Agreement and approved the transactions contemplated by this Agreement upon the terms and subject to the conditions set forth in this Agreement.


                             STATEMENT OF AGREEMENT

         NOW, THEREFORE, in consideration of the premises and the mutual agreements, covenants, representations and warranties set forth in this Agreement and for other good, valid and binding consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

                                   ARTICLE 1.
                 PURCHASE, SALE AND TERMS OF PURCHASED INTERESTS


         Section 1.1. The Purchased Interests. CMLP LP has authorized the issuance and sale (i) to CEH of 10,000 of its Series A Convertible Redeemable Preferred Units of Partnership Interest (the "SERIES A PREFERRED") and (ii) to SunTx of 19,000 of its Series B Convertible Redeemable Preferred Units of Partnership Interest (the "SERIES B PREFERRED" and together with the Series A Preferred, the "PURCHASED INTERESTS") at a purchase price of $1,000 per Purchased Interest (the "OFFERING PRICE"). In addition to the rights and preferences set forth in this Agreement, other rights and preferences of the Series A Preferred and the Series B Preferred will be as set forth in the Amended and Restated Limited Partnership Agreement of CMLP LP (the "CMLP LP PARTNERSHIP AGREEMENT") in the form attached to this Agreement as Exhibit 1.1, which agreement will be adopted as the limited partnership agreement of CMLP LP prior to closing.


         Section 1.2. Purchase and Sale of Purchased Interests; Consideration.


                  (a) Purchase and Sale; Consideration. CMLP LP agrees to issue and sell and, subject to and in reliance upon the representations and warranties of CMLP LP and the other terms and conditions of this Agreement, (i) CEH agrees to purchase 10,000 Series A Preferred for $10,000,000 (the "SERIES A PURCHASE PRICE") and (ii) SunTx agrees to purchase 19,000 Series B Preferred for $19,000,000 (the "SERIES B PURCHASE PRICE"). In the event any Person (other than any Person or its affiliate that (A) participates in a rights or other offering by COPI subject to the terms hereof, (B) invests directly into SunTx, (C) is a party to the limited partnership agreement of SunTx Fulcrum Fund, L.P. ("FULCRUM") or (D) is a party to the limited partnership agreement of SunTx Capital Partners, LP (each such person specified in clauses (B),
         (C) and (D) is referred to as a "SUNTX CO-INVESTOR")) is identified by any Investor and such Person becomes a party to this Agreement and consummates a purchase of Purchased Interests pursuant to the terms of this Agreement, the amount invested by each of CEH and SunTx would decrease proportionately. SunTx may assign its rights and obligations under this Agreement, or any portion thereof, to a SunTx Co-Investor that becomes a Party to this Agreement and consummates a purchase of Series B Preferred. In the event of any such assignment by SunTx to a SunTx Co-Investor, the amount invested by SunTx would decrease by the amount invested by such SunTx Co-Investor. Any additional investor, whether a SunTx

         Co-Investor or otherwise, would be (y) required to become a party to this Agreement and (z) subject to all the terms and conditions applicable to the Investors.



                  (b) The Closing. The Series A Purchase Price and the Series B Purchase Price will be paid in cash by wire transfer of immediately available funds at a closing (the "CLOSING") to be held at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P. in Dallas, Texas at 10:00 am local time on the later to occur of (i) the second business day following the date on which all of the conditions contained in Article II, to the extent not waived, are satisfied or (ii) December 31, 2001 (the "CLOSING DATE").



         Section 1.3. Purchase of Warrant. SunTx agrees to purchase from COPI and COPI agrees to sell to SunTx a warrant for 2,800,000 shares of COPI Common Stock, with an exercise price of $0.01 per share (the "WARRANT"), in substantially the form of Exhibit 1.3 attached hereto, for a purchase price of $10.00 and other good and valuable consideration, the receipt and sufficiency of which the parties hereto acknowledge.



                                   ARTICLE 2.
                               CLOSING CONDITIONS


         Section 2.1. Conditions of the Investors. The obligation of each Investor to consummate the transactions contemplated by this Agreement will be subject to (i) receipt by such Investor of a certificate from CMLP and COPI as to compliance in all material respects with the agreements herein contained and to the fulfillment on or before and at the Closing of the conditions set forth in Section 2.1(a), Section 2.1(b), Section 2.1(m), Section 2.1(n), Section 2.1(o), and Section 2.1(p) of this Agreement and (ii) the fulfillment on or before and at the Closing of the conditions set forth in Section 2.1(d), Section 2.1(e), Section 2.1(f), Section 2.1(g), Section 2.1(h), Section 2.1(i), Section 2.1(j), Section 2.1(k), Section 2.1(l), Section 2.1(m), Section 2.1(n), Section 2.1(o), Section 2.1(p), Section 2.1(q), and Section 2.1(r) of this Agreement; provided, however, that the conditions set forth in Section 2.1(o) hereof and
Section 2.1(p) hereof will not be conditions to the obligation of CEH to consummate the transactions contemplated by this Agreement:



                  (a) Representations and Warranties. Each representation and warranty of each of CMC, CMLP, COPI, CMLP LP and CMLP GP contained in this Agreement, including the representations and warranties made in
         Article V and Article VI, will have been true, correct and complete in all material respects (except with respect to Section 5.2, Section 5.3, Section 6.2 and Section 6.3 and any provisions including the word "material" or words of similar import to which such representations and warranties must have been true, correct and complete in all respects) as of the Agreement Date or Amendment Date, as the case may be, and each representation and warranty of each of CMLP, COPI, CMLP LP and CMLP GP contained in this Agreement, including the representations and warranties made in Article V and Article VI will be true, correct and complete in all material respects (except with respect to Section 5.2, Section 5.3, Section 6.2 and Section 6.3 and any provisions including the word "material" or words of similar import to which such representations and warranties must be true, correct and complete in all respects) as of the Closing Date, as if made on the Closing Date (excluding any representation or warranty that refers specifically to any date other than the Closing
         Date), without giving effect to any supplements to the schedules hereto.



                  (b) No Adverse Change. There will have been no material adverse change in the business, prospects, assets or condition, financial or otherwise, or operations of any of CMC, CMLP, COPI, CMLP LP or CMLP GP, including any material adverse change to the terms or conditions of the material financing arrangements of CMC or CMLP, as the case may be, or any refinancings thereof. Any information or facts Known to an Investor and which would constitute a failure to meet this closing condition will be deemed not to be a failure to meet this condition with respect to such Investor.



                  (c) [reserved].



                  (d) Registration Rights Agreements. CMLP LP will have executed and delivered a Registration Rights Agreement substantially in the form of Exhibit 2.1(d)(i) attached hereto (the "CMLP LP REGISTRATION RIGHTS AGREEMENT"). COPI will have executed and delivered a Registration Rights Agreement substantially in the form of Exhibit 2.1(d)(ii) attached hereto (the "COPI REGISTRATION RIGHTS AGREEMENT").


                  (e) COPI Acknowledgement. COPI will have executed and delivered such documents and instruments, including the Acknowledgement in substantially the form of Exhibit 2.1(e) attached hereto, as are necessary or appropriate to provide for the exchange of the Purchased Interests for shares of COPI Common Stock.

                  (f) Consummation of Private Placement. Fulcrum will have consummated a private placement of limited partnership interests with total committed capital in an amount not less than $75,000,000.


                  (g) Amendment of Limited Partnership Agreement of CMLP LP. The limited partnership agreement of CMLP LP will have been amended and restated in the form of Exhibit 1.1.


                  (h) Approval and Effectiveness of Certain Actions. The actions summarized on Exhibit 2.1(h) will have been approved and made effective.

                  (i) General Partner Letter Agreement. COPI will have executed and delivered a General Partner Letter Agreement substantially in the form of Exhibit 2.1(i) attached hereto.


                  (j) Legal Opinion. Each Investor will have received a legal opinion of Thompson & Knight, PC, counsel to CMLP, COPI, CMLP LP and CMLP GP dated as of the Closing Date, in form and substance as will be reasonably satisfactory to each Investor.


                  (k) Third Amendment of Preferred Share Purchase Rights Agreement. All rights and obligations of that certain Preferred Share Purchase Rights Agreement, dated as of June 11, 1997 between COPI and Equiserve, N.A., as amended, will have been amended pursuant to a Third Amendment in substantially the form of Exhibit 2.1(k) attached hereto.

                  (l) CEH Commitment to Fulcrum. CEH will have committed to purchase a limited partnership interest in Fulcrum with a capital commitment of not less than $19,000,000 and will have further provided a revolving advance of not less than $5,500,000 to a limited partnership controlled by SunTx Capital Management Corp. (the "FULCRUM PARTNERSHIP"). CEH will have an 80 percent profits interest in the Fulcrum Partnership and the advance will have an 8.7 percent interest rate. Principals of SunTx will have a 20 percent profits interest. The interest and principal on the loan will be payable out of the after-tax cash flow of the Fulcrum Partnership, with all accrued interest and unpaid principal due upon termination of Fulcrum. CEH will be required to make advances to the Fulcrum Partnership only to (i) fund capital contributions to Fulcrum or (ii) repay that certain Promissory Note in principal amount of $350,047.68 issued by SunTx Capital Management Corp. in favor of CEH. The loans will require a mandatory repayment to the extent that the total of the amount contributed to Fulcrum by CEH and the amount advanced to the Fulcrum Partnership by CEH exceed $19,000,000. Repayment of any such excess amount will be required within 120 days of the date that such excess amount first exists and the repayment obligation will be recourse to the other partners, on a joint and several basis, of the Fulcrum Partnership. The documents in this subsection will be reasonably acceptable to the relevant parties.


                  (m) Taxable REIT Subsidiary Election. COPI will have taken all actions necessary to cause it to qualify as a "taxable REIT subsidiary" as defined in Section 856(l) of the Code.


                  (n) CMLP Merger. The CMLP Merger will have become effective under Delaware General Corporation Law ("DGCL") and the Texas Business Corporation Act.



                  (o) COPI Assets and Liabilities. The net result of the purchase by CEI of the hospitality and land development assets of COPI and the transactions contemplated by this Agreement would be (i) the assets of COPI would include equity interests in CMLP LP, COPI CMC GP, Inc., a Delaware corporation and the sole general partner of CMLP LP (the "GENERAL PARTNER") and Americold Logistics, LLC, and an amount of $900,000 in the cash account as reflected on the books and records of COPI immediately following the Closing (after giving effect to the transactions specified on Schedule 2.1(o) and any post closing adjustment under the Asset Purchase Agreement (as defined herein)) and
         (ii) the liabilities of COPI would consist of the Remaining Liabilities (as defined below). Not less than five (5) days prior to the Closing Date, COPI will deliver to the Investors an updated estimate (the "CASH WORKSHEET") of the assets and liabilities of COPI as of the Closing Date, including estimated sources and uses of funds, which estimate will be prepared in accordance with Schedule 2.1(o) attached hereto, including any adjustments under the Asset Purchase Agreement. In the event the Cash Worksheet reflects that the cash account as reflected on the books and records of COPI immediately following the Closing will be less than $900,000 (after giving effect to the transactions and payments specified on the Cash Worksheet, including any adjustments under the Asset Purchase Agreement), then each Investor will have the option to terminate this Agreement. On the Closing Date, COPI will allocate the funds received from the specified sources in accordance with the specified uses as set forth in Schedule 2.1(o) of this Agreement. COPI agrees that if, after the application of funds contemplated by the preceding sentence, COPI's accounts reflect any cash in excess of $900,000 (the "EXCESS CASH"), COPI will apply the Excess Cash to the payment of the Americold Loan (as defined below).



                  (p) Cash Balance at CMLP LP. The amount in the cash account as reflected on the books and records of CMLP LP immediately following the Closing and the transactions specified on Schedule 2.1(p)) will not be less than $8,600,000. On the Closing Date, CMLP LP will distribute $20,400,000 to COPI in payment of the promissory notes referred to in
         Schedule 2.1(p).



                  (q) Officer and Director Liability Insurance. COPI will have in effect a directors' and officers' liability insurance policy with a coverage amount of at least $3,000,000.



                  (r) License to Use Crescent Marks and Designs. CEI (as defined herein) will have executed and delivered to each of COPI and CMLP a license substantially in the form of Exhibit 2.1(r) attached hereto.




         Section 2.2. Conditions of CMLP, COPI, CMLP LP and CMLP GP. The obligation of CMLP, COPI, CMLP LP and CMLP GP to consummate the transactions contemplated by this Agreement will be subject to receipt by each of CMLP, COPI, CMLP LP and CMLP GP of a certificate from each Investor as to compliance by each such Investor in all material respects with the agreements herein contained and to the fulfillment by each such Investor in all respects on or before and at the Closing of the following conditions:



                  (a) Representations and Warranties of Investors. Each representation and warranty of each Investor contained in this Agreement, including the representations and warranties made in Article IV, will have been true, correct and complete in all material respects (except with respect to Section 4.1 and any provisions including the word "material" or words of similar import to which such representations and warranties must have been true, correct and complete in all respects) as of the Agreement Date, and will be true, correct and complete in all material respects (except with respect to Section 4.1 and any provisions including the word "material" or words of similar import to which such representations and warranties must be true, correct and complete in all respects) as of the Closing Date, as if made on the Closing Date (excluding any representation or warranty that refers specifically to any date other than the Closing Date), without giving effect to any supplements to the schedules hereto.



                  (b) Legal Opinion. Each of CMLP, COPI, CMLP LP and CMLP GP will have received a legal opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P., and Shaw Pittman, counsel to SunTx and CEH, respectively, dated as of the Closing Date, in form and substance as will be reasonably satisfactory to CMLP, COPI, CMLP LP and CMLP GP.


         Section 2.3. Additional Conditions. The obligation of each Party to consummate the transactions contemplated by this Agreement is subject to the satisfaction at or prior to the Closing Date of each of the following conditions:

                  (a) COPI Stockholder Approval. The requisite approval of the stockholders of COPI for the consummation of the transactions contemplated by this Agreement will have been obtained.



                  (b) COPI Voting Agreement. The parties specified in the Voting Agreements in substantially the forms attached hereto as Exhibit 2.3(b)(1) and Exhibit 2.3(b)(2) will have executed and delivered such Voting Agreements. The parties to such voting agreements will have made all necessary filings required by law, including all federal and state securities laws, regarding the execution of such COPI Voting Agreement.



                  (c) Partnership Agreement. The Investors, COPI and the General Partner will have entered into the CMLP LP Partnership Agreement.



                  (d) Agreement to Purchase Shares. The parties specified in the Agreement to Purchase Shares, in substantially the form attached hereto as Exhibit 2.3(d), will have executed and delivered such Agreement to Purchase Shares.



                  (e) Authorization; Consents. CMC, CMLP and COPI will have obtained, and caused its subsidiaries as applicable to obtain, the consents, approvals, waivers, amendments or authorizations, made the filings, and provided the notices set forth on Schedule 2.3(e). In addition, COPI will have obtained any and all material authorizations, consents, permits and waivers (including any authorizations, consents, permits or waivers required under the agreements of the material financing arrangements of COPI, as the case may be, or any refinancings thereof) and made all filings necessary for consummation of the transactions contemplated by this Agreement except for such post-closing filings as may be required under applicable securities laws.


                  (f) Back-to-Back Seller Notes. CMC or CMLP, as the case may be, will have executed notes payable to COPI on terms identical to the terms set forth in those certain notes payable by COPI to various persons or entities with a current aggregate principal amount equal to $4,434,842. The aggregate principal amount of such notes at the Closing will not exceed the foregoing amount.

                  (g) Administrative Support Agreement. CMLP and COPI will have entered into an Administrative Support Agreement substantially in the form of Exhibit 2.3(g) attached hereto.


                  (h) COPI Asset Purchase. COPI and CEI will have consummated the transactions contemplated by the Agreement for the Purchase and Sale of Assets and Stock, dated as of the Agreement Date by and among Crescent Real Estate Equities Limited Partnership, COPI, Rosestar Management LLC, Canyon Ranch Leasing L.L.C., Wine Country Hotel, LLC, Rosestar Southwest, LLC, COI Hotel Group, Inc. and COPI Colorado, LP (the "ASSET PURCHASE AGREEMENT").


                                   ARTICLE 3.
                            COVENANTS OF THE PARTIES

         Section 3.1. Conduct of Business.

                  (a) Ordinary Course. From the Amendment Date through the Closing Date, each of CMC, CMLP, COPI, CMLP LP and CMLP GP, in connection with the conduct of the Business, will use all reasonable efforts to (i) preserve substantially the relationships with its employees, officers, suppliers and customers, (ii) perform its obligations under all contracts, leases and permits in all material respects, (iii) comply with all laws, (iv) confer with the Investors regarding operational matters of a material nature, (v) report periodically to the Investors regarding the status of the Business and the results of operations of each of CMC, CMLP, COPI, CMLP LP and CMLP GP, and (vi) conduct the Business in the ordinary course and consistent with past practices. Nothing in this Section 3.1(a) or any other provision of this Agreement shall prevent:



                           (i) The termination of the Lease Agreement, dated
                  October 13, 1998, by and between CEI as lessor and Wine Country Golf Club, Inc. as lessee relating to the Sonoma Golf Club, Inc. on the condition that such termination (A) is effectuated without any cost to COPI except for commercially reasonable transaction costs and (B) will not decrease the Initial Purchase Price (as defined in the Asset Purchase Agreement) under the Asset Purchase Agreement or result in any adjustment to such Initial Purchase (the "SONOMA LEASE TERMINATION"); and



                           (ii) A loan in the amount of up to $2.5 million from
                  CEI or an affiliate of CEI to CMC, CMLP or their affiliates secured by real estate with an estimated value of approximately $3.2 million on the condition that such loan be effectuated through documentation reasonably satisfactory to the Investors.



                  (b) Prohibited Actions. Except as otherwise required or permitted by this Agreement or listed on Schedule 3.1(b), from the Amendment Date through the Closing Date, each of CMC, CMLP, COPI, CMLP LP and CMLP GP will not, and COPI will cause each of its Affiliates not to, without the prior written consent of each Investor, (i) take or fail to take any action as a result of which any of the changes or events listed in Section 5.10 and Section 6.11 to occur or become likely to occur or (ii) issue any securities.



                  (c) Affiliate Prohibited Actions. In furtherance of, and not in limitation of, Section 3.1(b) hereof, except as otherwise expressly contemplated hereby each of CMC, CMLP, COPI, CMLP LP and CMLP GP from Amendment Date through the Closing Date, will not enter into any agreement with Crescent Real Estate Equities Company, CEI, Richard E. Rainwater, John Goff, Harry Frampton or any affiliates of the foregoing without the consent of SunTx other than agreements entered into in the ordinary course of business and consistent with past practices.



         Section 3.2. Reports. From the Amendment Date until the earlier of the termination of this Agreement or the Closing Date, each of CMC, CMLP and COPI shall, as soon as practicable after the close of each fiscal month (but not later than 25 days after the close of such fiscal month in the case of CMC or CMLP, as the case may be; and not later than 35 days after the close of such fiscal month in the case of COPI), provide to each Investor the unaudited balance sheet of each of COPI and CMC or CMLP, as the case may be, the unaudited income statement of each of COPI and CMC or CMLP, as the case may be, the unaudited statement of cash flows of CMC or CMLP, as the case may be, and the unaudited statement of changes in stockholders' equity of each of COPI and CMC or CMLP, as the case may be; in each case for such fiscal month and the year to date, presented in accordance with generally accepted accounting principles.



         Section 3.3. Hedging Activities. Subject to compliance with all securities laws and the consent of CEH, which consent would not be unreasonably withheld, each Parties agrees to take any reasonable actions necessary to facilitate hedging transactions by SunTx at any time after the Closing Date.



         Section 3.4. Cooperation. From the Amendment Date through the Closing Date, each Party will use all reasonable efforts (a) to take all actions and to do all things necessary or advisable to consummate the transactions contemplated by this Agreement; (b) to cooperate with the Investors to provide access to the officers, employees, properties and books and records of each of CMC, CMLP, COPI, CMLP LP and CMLP GP; (c) subject to the other terms and conditions of this Agreement, to cause all the conditions set forth in Article II, the satisfaction of which is in the reasonable control of such Party, to be satisfied on or prior to Closing and (d) SunTx will use all reasonable efforts to assist CMC and CMLP in their efforts to obtain the consents, approvals, waivers, amendments and authorizations set forth on Schedule 2.3(e), provided that nothing in this subsection (d) shall impair or limit the discretion of SunTx in determining whether any such waiver or amendment is acceptable to SunTx in its reasonable discretion pursuant to Schedule 2.3(e).



         Section 3.5. Supplement to Schedules. If, between the Amendment Date and the Closing Date, CMC, CMLP, COPI, CMLP LP and CMLP GP becomes aware that any of its representations and warranties in this Agreement or the schedules to this Agreement was inaccurate when made or if during such period any event occurs or condition changes that causes any of such representations and warranties to be inaccurate, then such Party will notify each Investor in writing and supplement the schedules hereto to account for any such inaccuracy, event or change. Any such supplement to the schedules will not be deemed to have been disclosed as of the Agreement Date or Amendment Date, as the case may be, or the Closing Date or to have cured any breach of a representations and warranties made in this Agreement, unless so agreed to in writing by each Investor.



         Section 3.6. Further Assurances. Subject to the other terms and conditions of this Agreement, at any time and from time to time, whether before or after Closing, each Party will execute and deliver all instruments and documents and take all other action that the other Parties may reasonably request to consummate or to evidence the consummation of the transactions contemplated by this Agreement.



         Section 3.7. Proxy Statement. As soon as reasonably practicable, but in no event later than thirty (30) days after the Amendment Date, COPI will prepare and file with the SEC, and will use its reasonable best efforts to have cleared by the SEC and thereafter mail to its stockholders as promptly as practicable, a proxy statement and a form of proxy (which proxy statement and form of proxy will be in form and substance reasonably acceptable to counsel to the Investors), in connection with the vote of COPI's stockholders with respect to the transactions contemplated by this Agreement (such proxy statement, together with any amendments thereof or supplements thereto, in the form mailed to COPI's stockholders, is herein called the "PROXY STATEMENT").

         Section 3.8. Stockholder Approval. COPI shall, in accordance with applicable law and its Certificate of Incorporation and By-laws duly call, give notice of, convene and hold a meeting (which, as may be duly adjourned, will be referred to as the "COPI SPECIAL MEETING") of its stockholders for the purpose of approving the transactions contemplated by this Agreement. COPI will use its reasonable best efforts to cause the COPI Special Meeting to occur not earlier than twenty (20) business days after the date the Proxy Statement is first mailed to the stockholders of COPI. COPI will include in the Proxy Statement the recommendation of the board of directors of COPI (the "COPI BOARD") that stockholders vote in favor of the transactions contemplated by this Agreement, subject to the right to withdraw, modify or change such recommendation or terminate this Agreement following receipt of a Superior Proposal as defined in
Section 3.11. If the COPI Board withdraws, modifies or changes its recommendation of approving the transactions contemplated by this Agreement in a manner adverse to the Investors or resolves to do any of the foregoing, COPI will nevertheless remain obligated to call, give notice of, convene and hold the COPI Special Meeting.



         Section 3.9. Press Releases and Public Statements. Unless otherwise required by applicable law or the requirements of any listing agreement with any applicable stock exchange, each Party will use its reasonable best efforts to consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement or any transaction contemplated by this Agreement and will not issue any such press release or make any such public statement prior to such consultation.



         Section 3.10. Duty to Notify. Each Party will promptly as reasonably practicable notify the other Parties of (a) any notice of, or other communication relating to, a default or event that, with notice or lapse of time or both, would become a default, received by it or any of its subsidiaries subsequent to the Amendment Date under any material agreement and (b) the occurrence of any event subsequent to the Amendment Date which is reasonably likely to result in a material adverse effect on the business, prospects, assets or condition, financial or otherwise, or operations of any of CMC, CMLP, COPI, CMLP LP or CMLP GP.


         Section 3.11. No Solicitation by CMC, CMLP and COPI.


                  (a) No Solicitation. In light of the consideration given by the respective governing bodies of COPI, CMLP, CMLP LP, CMLP GP and CMC prior to the Agreement Date or Amendment Date, as the case may be, to, among other things, the transactions contemplated hereby, and to various alternatives to the transactions contemplated by this Agreement, and in light of COPI's representations contained in Section 6.23, COPI agrees that it will not, nor will it permit CMLP, CMLP LP, CMLP GP or CMC to, nor will it authorize or permit any officer, director, employee, investment banker, attorney, accountant or other advisor or representative of COPI, CMLP, CMLP LP, CMLP GP or CMC (collectively, the "REPRESENTATIVES") to, directly or indirectly through another Person, solicit or initiate, or encourage the submission of, or take any action that could reasonably be expected to lead to, any Acquisition Proposal, or participate in any discussions or negotiations regarding, or furnish to any Person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal, or approve, endorse or recommend any Acquisition Proposal, or enter into any letter of intent, agreement in principle, acquisition agreement or other document or contract contemplating or otherwise relating to an Acquisition Proposal, provided, however, that, prior to the approval of the transactions contemplated by this Agreement by the requisite approval of the stockholder's of COPI, the foregoing will not prohibit the COPI Board from furnishing information to or entering into discussions or negotiations with, any Person that makes an unsolicited bona fide proposal to enter into a business combination with COPI, CMLP, CMLP LP, CMLP GP or CMC pursuant to an Acquisition Proposal which the COPI Board determines in good faith is more favorable from a financial point of view to the equity holders of COPI, than the transactions contemplated by this Agreement (a "SUPERIOR PROPOSAL"), so long as:



                           (i) prior to furnishing any information to, or
                  entering into discussions or negotiations with, such a Person COPI provides five business days' advance written notice to the Investors to the effect that it is furnishing information to, or entering into discussions or negotiations with, a Person from whom COPI, CMLP, CMLP LP, CMLP GP or CMC will have received, prior to furnishing such information, an executed confidentiality agreement in form and substance similar to that certain Confidentiality Agreement dated July 21, 2000 between COPI and SunTx Capital Partners, L.P.;



                           (ii) such notice will include the terms and
                  conditions of such Acquisition Proposal or any agreement to be entered into with, or any information supplied to, any such Person;



                           (iii) prior to furnishing any nonpublic information
                  to any such Person, COPI furnishes such nonpublic information to the Investors (to the extent that such nonpublic information has not been previously furnished by the respective governing bodies of COPI, CMLP, CMLP LP, CMLP GP or CMC to the Investors);



                           (iv) neither COPI nor any of its Subsidiaries nor any
                  of the Representatives will have violated any of the restrictions set forth in this Section;


                           (v) such unsolicited bona fide proposal relating to a
                  Superior Proposal is made by a third party that the COPI Board determines in good faith has the good faith intent to proceed with negotiations of such Superior Proposal;

                           (vi) the COPI Board, after duly considering the
                  written advice of outside legal counsel to COPI, determines in good faith that such action is required for the COPI Board to comply with its fiduciary duties to stockholders imposed by applicable law; and


                           (vii) COPI uses its reasonable best efforts to keep
                  the Investors informed in all material respects of the status and terms of any such negotiations or discussions (including without limitation the identity of the Person with whom such negotiations or discussions are being held) and provides the Investors copies of such written proposals and any amendments or revisions thereto or correspondence related thereto;



provided further, that if the condition specified in Section 2.1(f) has been satisfied, then any such Acquisition Proposal will not be deemed a "Superior Proposal" unless any financing required to consummate the transaction contemplated by such Acquisition Proposal is either (A) in the possession of such Person of the time such Acquisition Proposal is made or (B) based on the written advice of the Financial Advisor, is committed and likely to be obtained by such Person on a timely basis.



"ACQUISITION PROPOSAL" means any offer or proposal for, or any indication of interest in (whether or not in writing and whether or not delivered to the equity holders of COPI, CMLP, CMLP LP, CMLP GP or CMC generally), from any Person relating to any (i) direct or indirect acquisition or purchase of a business that constitutes 15% or more of the net revenues, net income or the assets of COPI, CMLP, CMLP LP, CMLP GP and CMC, taken as a whole, (ii) direct or indirect acquisition or purchase of 15% or more of any class of equity securities of COPI, CMLP, CMLP LP, CMLP GP or CMC, (iii) tender offer or exchange offer that if consummated would result in any Person beneficially owning 15% or more of any class of equity securities of COPI, CMLP, CMLP LP, CMLP GP or CMC or (iv) merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving COPI, CMLP, CMLP LP, CMLP GP or CMC, other than the transactions contemplated
(y) by this Agreement and (z) with CEI related to the divestiture by COPI of its hospitality and land development businesses.



                  (b) COPI will notify the Investors orally and in writing of the fact that it received inquiries, offers or proposals with respect to an Acquisition Proposal within 24 hours after such entity obtains knowledge of the receipt thereof. COPI will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any other Person that have been conducted heretofore with respect to a potential Acquisition Proposal. Except in connection with a Superior Proposal, each of COPI, CMLP, CMLP LP, CMLP GP and CMC agrees to enforce and not to waive or release any confidentiality agreements which any Persons have entered into with such Parties and will take the necessary steps to inform its officers, directors, employees, agents, attorneys, accountants, financial advisors and other representatives of the obligations undertaken in this Section.



                  (c) Except as expressly permitted by this Section, the COPI Board and any committee thereof will not (i) withdraw, modify or change, or propose publicly to withdraw, modify or exchange, in a manner adverse to SunTx, the approval or recommendation by the COPI Board or such committee of this Agreement or the transactions contemplated hereby, (ii) approve or recommend, or propose publicly to approve or recommend, any Superior Proposal or (iii) cause COPI, CMLP, CMLP LP, CMLP GP or CMC to enter into any letter of intent, agreement in principle, acquisition agreement or other similar agreement (each, an "ACQUISITION AGREEMENT") related to any Acquisition Proposal. Notwithstanding the foregoing, in the event that the COPI Board determines in good faith, after consultation with outside counsel, that in light of a Superior Proposal it is necessary to do so in order to act in a manner consistent with its fiduciary duties to the equity holders of COPI under applicable law, the COPI Board may

         (subject to this and the following sentences) terminate this Agreement solely in order to concurrently enter into an Acquisition Agreement with respect to any Superior Proposal, but only after the fifth business day following the Investors' receipt of written notice advising the Investors that the COPI Board is prepared to accept a Superior Proposal and only if, during such five-day period, COPI, CMLP, CMLP LP, CMLP GP or CMC, as the case may be, and its advisors will have negotiated in good faith with the Investors to make such adjustments in the terms and conditions of this Agreement as would enable the Investors to proceed with the transactions contemplated herein on such adjusted terms.



                  (d) Nothing contained in this Section will prohibit COPI from taking and disclosing to its equity holders a position contemplated by Rule 14e-2(a) promulgated under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), or from making any disclosure to the equity holders of COPI if, in the good faith judgment of the COPI Board, after consultation with outside counsel, failure so to disclose would be inconsistent with its obligations under applicable law; provided, however, that, except in connection with a Superior Proposal, neither COPI nor the COPI Board nor any committee thereof will withdraw, modify or change, or propose publicly to withdraw, modify or change, its position with respect to this Agreement or the transactions contemplated hereby or approve or recommend, or propose publicly to approve or recommend an Acquisition Proposal.



         Section 3.12. Topping Fee and Expenses.



                  (a) Except as provided in paragraph (c) and in Section 8.13, all Expenses (as defined below) incurred by the Parties hereto will be borne solely and entirely by the Party that has incurred such Expenses.



                  (b) "EXPENSES" as used in this Agreement will include all reasonable out-of-pocket expenses (including, all reasonable fees and expenses of counsel, accountants, investment bankers, experts and consultants to a Party and its affiliates) incurred by a Party or on its behalf in connection with or related to the authorization, preparation, negotiation, execution and performance of this Agreement, the preparation, printing, filing and mailing of the Proxy Statement, the solicitation of stockholder approvals and all other matters related to the consummation of the transactions contemplated hereby.



                  (c) If SunTx terminates this Agreement pursuant to Section 7.1(g) or any of SunTx or COPI terminates this Agreement pursuant to
         Section 7.1(h) or any Party terminates this Agreement pursuant to
         Section 7.1(a) or Section 7.1(b) because COPI accepts a Superior Proposal or fails to call or hold the COPI Special Meeting by reason of receipt of an Acquisition Proposal, then COPI, CMLP, CMLP LP, CMLP GP and CMC will be jointly and severally liable to SunTx for, and will immediately pay to SunTx, an amount equal to $1,100,000 (the "TOPPING FEE"), plus the reasonably documented Expenses of SunTx.



                  (d) If any Party terminates this Agreement pursuant to Section 7.1(a) or Section 7.1(f) due to the failure by COPI to receive the requisite stockholder approval of the transactions contemplated by this Agreement, then COPI, CMLP, CMLP LP, CMLP

         GP and CMC will be jointly and severally liable to SunTx for, and will immediately pay to SunTx, an amount equal to the reasonably documented Expenses of SunTx.



         Section 3.13. Termination and Payoff of BofA Line of Credit. COPI agrees to terminate that certain line of credit with the Bank of America in the original principal amount of $15,000,000 (the "BOFA LINE OF CREDIT") and to pay off all sums owed thereunder simultaneously with the Closing and to terminate all documents relating thereto. COPI agrees the actions contemplated by this
Section 3.13 will be effected without use of the Support Agreement, dated as of August 27, 1997 to which Richard E. Rainwater and John Goff are parties.



         Section 3.14. Liquidation of COPI Colorado.



                  (a) COPI Colorado agrees that it will not make any actual, constructive or deemed distribution in respect of any of its partnership interests or otherwise make payments to its partners in their capacity as such. Notwithstanding the foregoing, prior to the Closing, COPI Colorado will sell to CEI, and CEI will purchase from COPI Colorado, 661,518 shares of COPI Common Stock (which shares represent 60% of the 1,102,530 shares of COPI Common Stock held by COPI Colorado) at a price per share valued at the last reported closing price for COPI Common Stock on the OTC Bulletin Board on the day of sale. The Parties will use their reasonable efforts to structure the sale of COPI Common Stock by COPI Colorado to CEI (the "COPI STOCK SALE") in a manner that will make the shares freely tradable. COPI will have no obligation to register the shares, or the sale of such shares, other than pursuant to the registration rights agreement attached hereto as Exhibit 2.1(d)(ii).



                  (b) Immediately following the closing of the transactions contemplated by the Asset Purchase Agreement and the COPI Stock Sale, COPI Colorado will, and COPI in its role as general partner of COPI Colorado will cause COPI Colorado to, liquidate and distribute all of its remaining assets in accordance with the terms of the Agreement of Limited Partnership of COPI Colorado dated September 11, 1998, as amended, with COPI receiving its pro rata 60% share of COPI Colorado's net assets, such share consisting of approximately $7.1 million in cash (its 60% share of the proceeds from the sale of Crescent Resort Development, Inc. stock pursuant to the Asset Purchase Agreement and 60% of all cash in COPI Colorado's bank accounts) and all of the cash proceeds from the COPI Stock Sale. COPI will use all of such amounts to repay outstanding indebtedness of COPI to CEI.



                  (c) Upon the liquidation of COPI Colorado, COPI will assume any liability of COPI Colorado arising from Crescent Operating, Inc. and COPI Colorado, L.P. v. Gerald W. Haddock, State District Court, Tarrant County, Texas (Cause no. 141 186380 01) and any possible counterclaims that may be asserted against COPI Colorado by Gerald W. Haddock in connection with such action.



         Section 3.15. REIT Status Provisions. Consistent with the provisions of the Certificate of Incorporation of COPI, as amended pursuant to Exhibit 2.1(h) hereof, and with the provisions of the CMLP LP Partnership Agreement and the partnership agreement of CMLP, and in order to facilitate the operation of the businesses of COPI, CMLP and CMLP LP, prior to Closing, CEI will provide COPI, CMLP and CMLP LP with guidelines regarding the operation of their businesses in order to ensure that neither the status of Crescent Real Estate Equities Company ("CREEC") as a real estate investment trust nor COPI's status as a taxable REIT subsidiary (a "TRS") is jeopardized. CEI will periodically update the guidelines.


         Section 3.16. Loans.


                  (a) Working Capital Loan. CEI agrees to make available a standby line of credit to COPI on the Closing Date in the amount of $5,000,000 (the "WORKING CAPITAL LINE"). COPI will be entitled to draw on the Working Capital Line only upon the satisfaction of the following conditions: (i) COPI will not have cash or cash equivalents in the aggregate in excess of $100,000, (ii) COPI will have been unable to obtain an alternative loan from another financing source despite COPI's commercially reasonable efforts, (iii) COPI, CMLP LP or any of their subsidiaries will not have opened any new equipment sales or leasing site (an "EXPANSION") within the immediately preceding 12 month period without the consent of CEI, and (iv) CMLP LP and its subsidiaries will not have deviated by more than fifteen percent from the budgeted capital and operating expenses (excluding deviations with respect to one time non-recurring items) set forth in the budget for the current year approved by the General Partner without the consent of CEI. Draws on the Working Capital Line may be used for working capital purposes by CMLP and its subsidiaries only and not for any Expansion. The Working Capital Line will be available to COPI during the twenty-four (24) months after the Closing Date, will bear interest at a rate of 9 percent per annum payable in cash currently from cash flow only, and all principal and accrued interest will be due three (3) years from the Closing Date.


                  (b) Americold Loan. On the Closing Date CEI and COPI will amend and restate the remaining debt payable by COPI to CEI (such amendment and restatement, the "AMERICOLD LOAN AGREEMENT"), to reflect the following terms:


                           (i) Interest Rate: 9% interest payable in cash
                  currently from cashflow only, with accrued interest payable at maturity; and



                           (ii) Principal Amount: no greater than $16,800,000.



                  (c) Covenants. The loan agreements for the Working Capital Line and the Americold Loan will contain the following covenants:



                           (i) no dividends will be paid by COPI until the
                  Americold Loan and the Working Capital Line are paid in full and terminated;


                           (ii) COPI will not incur additional indebtedness for
                  borrowed money without CEI's consent;

                           (iii) COPI will not take any actions to impair the
                  value of its interest in Americold Logistics, LLC (the "AMERICOLD INTEREST"); and

                           (iv) all amounts received by COPI in connection with
                  the Americold Interest will be applied to the Americold Loan and the Working Capital Line.



                  (d) Security. The Americold Loan and the Working Capital Line will be secured by COPI's partnership interest in CMLP LP and the loans made by COPI to CMLP LP or its subsidaries with the proceeds of the Working Capital Line.



                  (e) CEI Purchase Right. The loan agreement for the Americold Loan will provide that, for so long as the outstanding principal amount of the Americold Loan is at least $10 million, CEI will have the transferable right to purchase the Americold Interest in exchange for canceling the Americold Loan, provided that, upon receipt of notice from CEI of its desire to exercise such right, COPI will have ninety
         (90) days following such notice to repay the Americold Loan in full and retain control of the Americold Interest. Direct exercise by CEI of this right will be subject to REIT restrictions.



         Section 3.17. Sale of Americold Interest. COPI hereby agrees, subject to the closing of the transaction contemplated by this Agreement, to sell the Americold Interest (through the sale of its interest in Vornado Crescent Logistics Operating Partnership (the "AMERICOLD PARTNERSHIP"), the sale of Americold Logistics, LLC, the sale of the assets of either entity, or otherwise) in connection with such a sale by Vornado Operating ("VOO") on such terms and conditions approved by CEI, Vornado Realty Trust, and VOO, provided that, under such terms and conditions, COPI receives in exchange for the Americold Interest an amount equal to the amount that COPI would have received if the assets of the Americold Partnership were sold for the consideration allocated to such assets in the transaction and a distribution was made to COPI and VOO in liquidation of the Americold Partnership in accordance with its partnership agreement and applicable law based on the relative percentage interests in the partnership, subject to an adjustment for the preferred interest or management fee payable to VOO, such adjustment to be reasonably determined by agreement of CEI, Vornado Realty Trust and VOO. At the Closing, COPI will enter into such additional agreements or acknowledgements evidencing the agreement contained in this
Section 3.17 as CEI will reasonably request.



         Section 3.18. Fiduciary Out. COPI will not be required to sell the Americold Interest pursuant to Section 3.16(e) or Section 3.17, if, and only to the extent that, a majority of the Board of Directors of COPI determines in good faith, based upon a written opinion of counsel that states that the COPI Board is required to block such sale in order to comply with its fiduciary duties imposed by Delaware law and that specifically considers (i) the financial condition of COPI on the Agreement Date, and (ii) the fairness to COPI of such sale of the Americold Interest and the transactions contemplated by this Agreement and the Asset Purchase Agreement, taken as a whole, and (iii) the impact to COPI of the breach of the agreement contained in Section 3.16(e) or
Section 3.17. Nothing in this Section 3.18 will permit COPI to terminate the agreements contained in Sections 3.16(e) and 3.17 or prevent CEI from exercising all of its rights at law or in equity as a result of the breach by COPI of the agreements contained in Sections 3.16(e) and 3.17.



         Section 3.19. Amendment of Asset Purchase Agreement. COPI and CEI hereby agree that they will not enter into any amendment to the Asset Purchase Agreement that adversely affects COPI's rights under the Asset Purchase Agreement without the prior written consent of SunTx.


                                   ARTICLE 4.
                 REPRESENTATIONS AND WARRANTIES OF THE INVESTORS


         In order to induce CMC, CMLP, COPI, CMLP LP and CMLP GP to enter into this Agreement, each Investor represents and warrants severally and not jointly, that:


         Section 4.1. Execution, Authorization. This Agreement and all other documents and instruments executed by the Investor pursuant hereto, have each been duly executed and delivered by the Investor and each is a legal, valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms.


         Section 4.2. Access to Information. The Investor has had an opportunity to receive and review all documents and information of which it is aware that it considers material to the purchase of the applicable Purchased Interests and to ask questions of and receive satisfactory answers from CMC, CMLP, COPI, CMLP LP and CMLP GP, or a person or persons acting on the behalf of such entities, concerning such entities and the terms and conditions of the purchase of the applicable Purchased Interests, and all such questions have been answered to the full satisfaction of the Investor.



         Section 4.3. Knowledgeable Investors. The Investor, alone or together with its Purchaser Representative (as that term is defined in Rule 501(h) of Regulation D of the Securities Act of 1933, as amended (the "SECURITIES ACT")), if applicable, has such knowledge and experience in financial and business matters as will enable such Investor to evaluate the merits and risks of an investment in CMLP LP and COPI.


         Section 4.4. Investment Intent. The Investor understands that the Purchased Interests have not been registered under the Securities Act, or any other applicable state or federal securities statutes (collectively, the "ACTS"). The Investor is purchasing the Purchased Interests for investment, for its own account, and with no present intention of reselling, directly or indirectly participating in any distribution of or otherwise disposing of the applicable Purchased Interests. The Investor understands that the applicable Purchased Interests are subject to restrictions on transfer and that the Investor may bear the economic risk of purchasing the applicable Purchased Interests for an indefinite period of time.


         Section 4.5. Securities Not Registered. The Investor understands that because the applicable Purchased Interests have not been registered under the Securities Act, it cannot dispose of any or all of the applicable Purchased Interests unless such interests are subsequently registered under the Securities Act or exemptions from such registration are available. The Investor acknowledges and understands that, except as provided in CMLP LP Registration Rights Agreement and the COPI Registration Rights Agreement, it has no independent right to require CMLP LP or COPI to register the applicable Purchased Interests (or the securities into which such Purchased Interests are convertible or exchangeable) under the Securities Act or any state securities law.

         Section 4.6. Brokers; Finders. There are no claims for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement binding upon the Investor.


         Section 4.7. Lack of Ownership. Neither Investor nor any of its subsidiaries owns in excess of 5% of the outstanding shares of COPI Common Stock or other securities convertible into or exchangeable for shares of COPI Common Stock.


         Section 4.8. Accredited Investor. Each Investor is an "accredited investor," as defined by Rule 501 of Regulation D of the Securities Act.


                                   ARTICLE 5.
               REPRESENTATIONS AND WARRANTIES OF THE PARTNERSHIPS



         Each of CMC, CMLP, CMLP LP and CMLP GP represents and warrants that, except as disclosed on any attached schedules (which disclosure will qualify the specific representation and warranty to the extent provided in such schedule) or exhibits, the following are true, correct and complete. For purposes of this
Article V, the representations and warranties of CMC (as a separate entity) as related to the period following the CMLP Merger will be ignored; provided, however, that the immediately foregoing will not be construed or interpreted to diminish or otherwise limit in any manner the representations and warranties of CMLP in its capacity as the successor in interest to CMC following the CMLP Merger.



         Section 5.1. Business: Organization, Partnership Power and Authority, etc. CMC is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas and has full power and authority to own and hold its properties and to carry on its business as presently conducted. CMLP is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to own and hold its properties and to carry on its business as presently conducted. CMLP LP is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to own and hold its properties and to carry on its business as presently conducted. CMLP GP is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to own and hold its properties and to carry on its business as presently conducted.



         Section 5.2. Validity. Each of CMC, CMLP, CMLP LP and CMLP GP has all necessary power and authority, and has taken all action required to execute, deliver and perform this Agreement, and all other agreements contemplated hereunder to which it is a party, and CMLP LP has all necessary power and authority, and has taken all action required to issue, sell and deliver the Purchased Interests, and to issue the Common Units issuable upon conversion of the Purchased Interests. This Agreement, the Purchased Interests, and all other documents and instruments executed by CMC, CMLP, CMLP LP and CMLP GP pursuant hereto, as the case may be, when delivered, are and will be duly authorized, valid and binding obligations of CMC, CMLP, CMLP LP and CMLP GP, as the case may be, enforceable against it in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors; equitable principles limiting rights to specific performance or other equitable remedies. Upon the issuance, sale and delivery of the Purchased Interests in accordance with the terms hereof, the Purchased Interests will be validly issued, fully paid and non-assessable and will be free and clear of all liens, charges, restrictions, claims and encumbrances of any kind, subject to restrictions on transfer under federal and state securities laws, this Agreement, and the Certificate of Limited Partnership of CMLP LP (the "CMLP LP CHARTER").



         Section 5.3. Capitalization; Status of Interests.



                  (a) All issued and outstanding Common Units have been duly authorized and validly issued, are fully paid, and non-assessable. Except as otherwise contemplated by this Agreement: (i) there are no options or rights to purchase equity of CMLP LP, or securities convertible into or exchangeable for equity, authorized, issued or outstanding; (ii) no Person has any preemptive right, right of first refusal or similar right to acquire additional equity in connection with the sale and purchase of the Purchased Interests or issuance of the Common Units pursuant to this Agreement or otherwise, which right has not been waived; and (iii) there are no restrictions on the transfer of the equity of CMLP LP, other than those imposed by relevant state and federal securities laws, CMLP LP Partnership Agreement or CMLP LP Charter. A complete and correct schedule of the holders of the issued and outstanding equity of CMLP LP, and the percentage ownership interest in CMLP LP by each such holder, is set forth on Schedule 5.3(a) attached hereto. CMLP LP has heretofore delivered to the Investors a true and correct copy of CMLP LP Charter as in effect on the Amendment Date and certified by the General Partner.



                  (b) All issued and outstanding share of equity securities of CMC have been duly authorized and validly issued, are fully paid, and non-assessable. Except as otherwise contemplated by this Agreement: (i) there are no options or rights to purchase equity of CMC, or securities convertible into or exchangeable for equity, authorized, issued or outstanding; (ii) no Person has any preemptive right, right of first refusal or similar right to acquire additional equity in connection with the Merger, the sale and purchase of the Purchased Interests or issuance of the Common Units pursuant to this Agreement or otherwise, which right has not been waived; and (iii) there are no restrictions on the transfer of the equity of CMC, other than those imposed by relevant state and federal securities laws. COPI owns all of the issued and outstanding equity of CMC. CMC has heretofore delivered to the Investors a true and correct copy of the Article of Incorporation of CMC (the "CMC ARTICLES") and the Bylaws of CMC (the "CMC BYLAWS") as in effect on the Agreement Date.



                  (c) All issued and outstanding equity interests of CMLP have been duly authorized and validly issued, are fully paid, and non-assessable. Except as otherwise contemplated by this Agreement: (i) there are no options or rights to purchase equity of CMLP, or securities convertible into or exchangeable for equity, authorized, issued or outstanding; (ii) no Person has any preemptive right, right of first refusal or similar right to acquire additional equity in connection with the sale and purchase of the Purchased Interests or issuance of the Common Units pursuant to this Agreement or otherwise, which right has not been waived; and (iii) there are no restrictions on the transfer of the equity of CMLP, other than those imposed by relevant state and federal securities laws, the Partnership Agreement of CMLP (the "CMLP PARTNERSHIP AGREEMENT") or the

         Certificate of Limited Partnership of CMLP (the "CMLP CHARTER"). A complete and correct schedule of the holders of the issued and outstanding equity of CMLP, and the percentage ownership interest in CMLP by each such holder, is set forth on Schedule 5.3(c) attached hereto. CMLP has delivered to the Investors a true and correct copy of CMLP Partnership Agreement and the CMLP Charter as in effect on the Amendment Date and certified by CMLP GP.



                  (d) All issued and outstanding equity interests of CMLP GP have been duly authorized and validly issued, are fully paid, and non-assessable. Except as otherwise contemplated by this Agreement: (i) there are no options or rights to purchase equity of CMLP GP, or securities convertible into or exchangeable for equity, authorized, issued or outstanding; (ii) no Person has any preemptive right, right of first refusal or similar right to acquire additional equity in connection with the sale and purchase of the Purchased Interests or issuance of the Common Units pursuant to this Agreement or otherwise, which right has not been waived; and (iii) there are no restrictions on the transfer of the equity of CMLP GP, other than those imposed by relevant state and federal securities laws. A complete and correct schedule of the holders of the issued and outstanding equity of CMLP GP, and the percentage ownership interest in CMLP GP by each such holder, is set forth on Schedule 5.3(d) attached hereto. CMLP GP has delivered to the Investors a true and correct copy of its charter documents as in effect on the Amendment Date and certified by the General Partner.



         Section 5.4. Taxes. Each of CMC and CMLP has timely filed all federal, state and other tax returns that are required to be filed by it and has paid or made provision for the payment of all taxes that have become due pursuant to such returns and all other taxes, assessments and governmental charges which have become due and payable, including, without limitation, all taxes which each of CMC and CMLP is legally obligated to withhold from amounts owing to employees, creditors and third parties. No deficiency assessment with respect to or proposed adjustment of CMC's or CMLP's federal, state, or other taxes is pending or threatened. No material tax lien, whether imposed by any federal, state, or other taxing authority, is outstanding against the assets, properties or business of CMC or CMLP other than liens for taxes not yet due and payable. Neither of CMC nor CMLP has made any elections pursuant to the Code (other than elections that relate solely to methods of accounting, depreciation or amortization) that would result in a material adverse change in the business, assets or condition, financial or otherwise, or operations of either of CMC or CMLP. CMLP will recognize no gain or loss for federal income tax purposes as a result of the CMLP Merger, provided, however, that this representation does not cover gain or loss recognized under Section 707 of the Code. Any information or facts Known to an Investor and which would constitute a breach of any representation or warranty set forth in this Section will be deemed not to be a breach of such representation or warranty with respect to such Investor for purposes of Section 2.1, Section 7.1(b), Section 7.1(d), and Section 8.2 of this Agreement.



         Section 5.5. Litigation. There is no action, suit, or proceeding pending or, to CMC's or CMLP's knowledge, there is no investigation pending or action, suit, proceeding or investigation threatened against or affecting CMC or CMLP, and no material event has occurred and no condition exists on the basis of which any litigation, proceeding or investigation might properly be instituted. The foregoing includes, without limitation, actions pending or threatened involving the prior employment of any of CMC's or CMLP's employees, their use in connection with the Business of any information or techniques allegedly proprietary to any of their former employers or their obligations under any agreement with their former employers. Neither CMC nor CMLP has been notified of any default with respect to any order, writ, injunction, decree, ruling or decision of any court, commission, board or other government agency issued in connection with any proceeding in which CMC or CMLP is a party. There is no action, suit, proceeding or investigation by CMC or CMLP currently pending or which CMC or CMLP intends to initiate. Any information or facts Known to an Investor and which would constitute a breach of any representation or warranty set forth in this Section will be deemed not to be a breach of such representation or warranty with respect to such Investor for purposes of Section 2.1, Section 7.1(b), Section 7.1(d), and Section 8.2 of this Agreement.



         Section 5.6. No Violations. The execution, delivery and performance of this Agreement and any documents or instruments delivered, executed and performed in connection herewith or therewith, the consummation of the transactions contemplated hereby (including the issuance, sale and delivery of the Purchased Interests and, upon conversion of the Purchased Interests, the issuance and delivery of the Common Units), and compliance with the provisions hereof, will not violate the CMLP LP Charter, the CMLP LP Partnership Agreement, the CMC Articles, the CMC Bylaws, CMLP Charter, the CMLP Partnership Agreement or any order of any court or other agency of government to which CMC or CMLP is subject or any material indenture, agreement or other instrument to which CMC or CMLP is bound or, to CMC's or CMLP's knowledge, any provision of law, or conflict with, result in the material breach of or constitute a default under any indenture, agreement or other instrument to which CMC or CMLP is bound, or result in the creation or imposition of any material lien, charge, restriction, claim or encumbrance of any nature whatsoever upon any of the properties or assets of CMC or CMLP. Any information or facts Known to an Investor and which would constitute a breach of any representation or warranty set forth in this Section will be deemed not to be a breach of such representation or warranty with respect to such Investor for purposes of Section 2.1, Section 7.1(b),
Section 7.1(d), and Section 8.2 of this Agreement.



         Section 5.7. Transactions with Affiliates. Except as specified in the COPI SEC Reports (as defined below), or as contemplated by this Agreement, there are no material loans, leases, contracts or other continuing transactions between CMC or CMLP and any partner, director or officer of CMC or CMLP or the General Partner, or any member of such officer's, director's or partner's Immediate Family (as defined herein), or any Person controlled by such officers, directors or partners or their Immediate Families (collectively, a "CRESCENT MACHINERY RELATED PARTY"). Other than as disclosed in the COPI SEC Reports, or as contemplated by this Agreement, there is no transaction or agreement involving either CMC or CMLP that requires disclosure pursuant to Item 402 or
Item 404 of Regulation S-K ("REGULATION S-K") promulgated by the Securities and Exchange Commission. Any information or facts Known to an Investor and which would constitute a breach of any representation or warranty set forth in this Section will be deemed not to be a breach of such representation or warranty with respect to such Investor for purposes of Section 2.1, Section 7.1(b),
Section 7.1(d), and Section 8.2 of this Agreement.



         Section 5.8. Compliance with Law. Each of CMC and CMLP is currently in compliance in all material respects with all federal and state laws, rules, regulations and orders applicable to its business, operations, properties, assets, products, and services and has not received any written notice of any violation of, liability or potential responsibility under, any such laws, rules, regulations or orders which has not heretofore been cured and for which there is no remaining liability, other than, in each case, those not resulting in a material adverse change in the business, assets or condition, financial or otherwise, or operations of CMC or CMLP. Notwithstanding the foregoing, no representations or warranties are made by CMC and CMLP pursuant to this Section 5.8 with respect to any Environmental Laws (as defined below), it being understood and agreed that the only representations and warranties made by CMC and CMLP with respect to Environmental Laws will be those set forth in Section 5.16. Any information or facts Known to an Investor and which would constitute a breach of any representation or warranty set forth in this Section will be deemed not to be a breach of such representation or warranty with respect to such Investor for purposes of Section 2.1, Section 7.1(b), Section 7.1(d), and Section 8.2 of this Agreement.



         Section 5.9. Financial Statements. CMC has delivered to the Investors balance sheets for CMC at December 31, 2000, 1999 and 1998 and the related statements of operations and changes in financial position or cash flow for the periods then ended. All such financial statements have been reviewed by independent public accountants whose reports thereon are included with such financial statements. All such financial statements have been prepared in conformity with generally accepted accounting principles. Such statements of operations and cash flow present fairly in all material respects the results of operations and cash flows of CMC for the respective periods covered, and the balance sheets present fairly in all material respects the financial condition of CMC as of their respective dates. The unaudited balance sheet, which is set forth on Schedule 5.9 attached hereto, presents fairly the financial position of CMC as of the Agreement Date and has been prepared in accordance with generally accepted accounting principles consistently applied, other than footnote disclosure that may be required by generally accepted accounting principles. Any information or facts Known to an Investor and which would constitute a breach of any representation or warranty set forth in this Section will be deemed not to be a breach of such representation or warranty with respect to such Investor for purposes of Section 2.1, Section 7.1(b), Section 7.1(d) and Section 8.2 of this Agreement.



         Section 5.10. Changes. Except as contemplated herein, since March 31, 2001, each of CMC and CMLP has conducted its business only in the ordinary course of business consistent with past practices and, without limiting the generality of the foregoing, there has been no (a) event or occurrence that has caused or would be likely to have a material adverse effect on the business, prospects, assets or condition, financial or otherwise, or operations of CMC or CMLP, other than (i) events or occurrences which affect CMC's industry generally or (ii) events or occurrences of which the Investors have actual knowledge, (b) amendment to the CMLP LP Charter, (c) payment of any dividend or distribution made with respect to the equity securities of CMC or CMLP, (d) redemption or purchase of any of the equity securities of CMC or CMLP, (e) amendment, termination or receipt of notice of termination of or entry into any contract, lease or license involving a total commitment by or to CMC or CMLP of $100,000,
(f) incurrence or guarantee of any debt, other than trade and accounts payable incurred in the ordinary course of business consistent with past practices, (g) loan to or transaction with any officer, director or partner, other than in the ordinary course of business consistent with past practices, (h) waiver of any material right or release of any debt or claim, other than waivers or releases given in the ordinary course of business consistent with past practices, (i) amendment or termination of any material permit, (j) destruction, damage or other loss to any material asset other than destruction, damage or other loss that is fully covered by insurance,
(k) adoption of or increase in the payments to or benefits under any employee benefit plan, (l) sale, lease, or other disposition of any assets used in the Business, other than assets sold, leased or otherwise disposed of in the ordinary course of business consistent with past practices, (m) imposition of any material encumbrance on any of assets, (n) purchase or lease any assets used in the Business, other than assets purchased or leased in the ordinary course of business consistent with past practices, (o) payment of any bonus or an increase in the salary, bonus or other compensation payable to any employee of CMC or CMLP, other than payments or increases consistent with past practices, (p) change in any accounting method, (q) acceleration related to the collection of accounts receivable or delay related to the payment of accounts payable, or (r) agreement or commitment to take any action described in this Section. Any information or facts Known to an Investor and which would constitute a breach of any representation or warranty set forth in this Section will be deemed not to be a breach of such representation or warranty with respect to such Investor for purposes of Section 2.1, Section 7.1(b), Section 7.1(d), and Section 8.2 of this Agreement.



         Section 5.11. Material Contracts. "MATERIAL CONTRACTS" will mean all the contracts to which CMC, CMLP or COPI is a party pursuant to which the obligations of any party thereto are, or are contemplated to be, in respect of any such contract (a) in excess of $100,000 during any twelve month period during the term thereof, (b) not terminable within three months or (c) otherwise material to the Business. All Material Contracts are valid and binding and in full force and effect, subject to laws affecting creditors' rights. None of CMC, CMLP or, to CMC's or CMLP's knowledge, any other Person is in default under any Material Contract, nor is there any event which with notice or lapse of time, or both, would constitute a default thereunder by CMC or CMLP or any other Person. Any information or facts Known to an Investor and which would constitute a breach of any representation or warranty set forth in this Section (except for the information and facts related to the obligations set forth in Schedule 2.3(e)) will be deemed not to be a breach of such representation or warranty with respect to such Investor for purposes of Section 2.1, Section 7.1(b),
Section 7.1(d), and Section 8.2 of this Agreement.



         Section 5.12. Intellectual Property. CMC or CMLP owns or possesses adequate licenses or other rights to use all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, copyrights, manufacturing processes, formulae, trade secrets, customer lists and know how (collectively, "INTELLECTUAL PROPERTY") reasonably necessary to the conduct of the Business as conducted, and the conduct of the Business and the use of the Intellectual Property does not infringe upon, conflict with, or violate the rights of any other Person in respect of any Intellectual Property. No claim is pending or, to CMC's or CMLP's knowledge threatened, to the effect that the operations of CMC or CMLP infringe upon or conflict with the asserted rights of any other Person in respect of any Intellectual Property. No other Person (including, without limitation, any prior employer of any partner, employee, director or officer of CMC or CMLP or the General Partner) has any right to or interest in any Intellectual Property or other confidential information utilized in CMC's or CMLP's business. Any information or facts Known to an Investor and which would constitute a breach of any representation or warranty set forth in this Section will be deemed not to be a breach of such representation or warranty with respect to such Investor for purposes of Section 2.1, Section 7.1(b), Section 7.1(d), and Section 8.2 of this Agreement.

         Section 5.13. Governmental Consent. No permit, consent, approval, authorization of, declaration to or filing with any governmental agency is required in connection with the execution, delivery and performance of this Agreement by CMC, CMLP, CMLP LP or CMLP GP or the consummation by such parties of the transactions contemplated hereby, except as have already been obtained or accomplished. Any information or facts Known to an Investor and which would constitute a breach of any representation or warranty set forth in this Section will be deemed not to be a breach of such representation or warranty with respect to such Investor for purposes of Section 2.1, Section 7.1(b), Section 7.1(d), and Section 8.2 of this Agreement.



         Section 5.14. Brokers; Finders. There are no claims for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement binding upon CMC, CMLP, CMLP LP or CMLP GP. Any information or facts Known to an Investor and which would constitute a breach of any representation or warranty set forth in this Section will be deemed not to be a breach of such representation or warranty with respect to such Investor for purposes of Section 2.1, Section 7.1(b), Section 7.1(d), and Section 8.2 of this Agreement.



         Section 5.15. ERISA. Each Partnership employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") has been administered in compliance with the applicable requirements of ERISA, except for such noncompliance, if any, that in the aggregate, would not have a material adverse change in the business, assets or condition, financial or otherwise, or operation of CMC or CMLP LP. Any information or facts Known to an Investor and which would constitute a breach of any representation or warranty set forth in this Section will be deemed not to be a breach of such representation or warranty with respect to such Investor for purposes of Section 2.1, Section 7.1(b), Section 7.1(d), and Section 8.2 of this Agreement.



         Section 5.16. Environmental Matters. All real property now or previously owned, operated or leased by CMC or CMLP and located in the United States has been operated by CMC or CMLP in compliance with all applicable Environmental Laws, except for such noncompliance, if any, that would not have a material adverse change in the business, assets or conditions, financial or otherwise, or operations of CMC or CMLP. As used herein, "ENVIRONMENTAL LAW" means any federal, state, or local law, statute, rule or regulation governing or relating to the environment or to occupational health and safety. Any information or facts Known to an Investor and which would constitute a breach of any representation or warranty set forth in this Section will be deemed not to be a breach of such representation or warranty with respect to such Investor for purposes of Section 2.1, Section 7.1(b), Section 7.1(d), and Section 8.2 of this Agreement.



         Section 5.17. Government Authorizations. Each of CMC and CMLP has all federal, state and local governmental licenses, permits and other authorizations necessary for the conduct of its business as currently conducted, except where the failure to hold any such licenses, permits and other authorizations would not result in a material adverse change in the business, assets or conditions, financial or otherwise, or operations of CMC or CMLP LP. Any information or facts Known to an Investor and which would constitute a breach of any representation or warranty set forth in this Section will be deemed not to be a breach of such representation or warranty with respect to such Investor for purposes of Section 2.1, Section 7.1(b), Section 7.1(d), and Section 8.2 of this Agreement.

         Section 5.18. Labor Agreements and Actions. Neither CMC nor CMLP is bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract with any labor union, and no labor union has requested or, to CMC's CMLP's knowledge, has sought to represent any of the employees, representatives or agents of CMC or CMLP. There is no strike or other labor dispute involving CMC or CMLP pending, or to CMC's or CMLP's knowledge threatened, which could result in a material adverse change in the business, assets or conditions, financial or otherwise, or operations of CMC or CMLP, nor, to CMC's or CMLP's knowledge, is there any labor organization activity involving its employees. Neither CMC nor CMLP has any knowledge that any officer or key employee, or that any group of key employees, intends to terminate their employment with CMC or CMLP or the General Partner, nor does CMC or CMLP or the General Partner have a present intention to terminate the employment of any of the foregoing. The employment of each officer and, to CMC's or CMLP's knowledge, each employee of CMC or CMLP and the General Partner, is terminable at the will of CMC or CMLP or the General Partner, as applicable, subject to general principles of wrongful termination of employees. Any information or facts Known to an Investor and which would constitute a breach of any representation or warranty set forth in this Section will be deemed not to be a breach of such representation or warranty with respect to such Investor for purposes of Section 2.1, Section 7.1(b), Section 7.1(d), and
Section 8.2 of this Agreement.



         Section 5.19. Employees. To CMC's or CMLP's knowledge, no employee of CMC or CMLP or the General Partner is in violation of any term of any employment contract, patent disclosure agreement or any other contract relating to the relationship of such employee with CMC or CMLP or the General Partner, or to CMC's or CMLP's knowledge, any other party because of the nature of the business conducted or proposed to be conducted by CMC or CMLP. Any information or facts Known to an Investor and which would constitute a breach of any representation or warranty set forth in this Section will be deemed not to be a breach of such representation or warranty with respect to such Investor for purposes of Section 2.1, Section 7.1(b), Section 7.1(d), and Section 8.2 of this Agreement.



         Section 5.20. Registration Rights. Except as set forth in CMLP LP Registration Rights Agreement, neither CMC nor CMLP is under any contractual obligation to register any of its presently outstanding partnership interests or any of its partnership interests which may hereafter be issued. Any information or facts Known to an Investor and which would constitute a breach of any representation or warranty set forth in this Section will be deemed not to be a breach of such representation or warranty with respect to such Investor for purposes of Section 2.1, Section 7.1(b), Section 7.1(d), and Section 8.2 of this Agreement.



         Section 5.21. Insurance. Each of CMC and CMLP has in full force and effect fire, casualty, liability and workers' compensation insurance policies, with extended coverage, in an amount and scope customary and reasonable for the conduct of the Business. Any information or facts Known to an Investor and which would constitute a breach of any representation or warranty set forth in this Section will be deemed not to be a breach of such representation or warranty with respect to such Investor for purposes of Section 2.1, Section 7.1(b),
Section 7.1(d), and Section 8.2 of this Agreement.

         Section 5.22. No Business or Liabilities Prior to Closing. Except for the transactions expressly contemplated by this Agreement, neither CMLP LP nor CMLP GP has (a) conducted any business or operations or (b) incurred any liabilities or obligations (whether direct or indirect, absolute or contingent).



                                   ARTICLE 6.
                     REPRESENTATIONS AND WARRANTIES OF COPI



         COPI represents and warrants that, except as disclosed on any attached schedules (which disclosure will qualify the specific representation and warranty to the extent provided in such schedule) or exhibits, the following are true, correct and complete.



         Section 6.1. Business: Organization, Corporate Power and Authority, etc. COPI is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to own and hold its properties and to carry on its business as presently conducted.



         Section 6.2. Validity. COPI has all necessary power and authority necessary to execute, deliver and perform this Agreement and all other agreements contemplated hereunder and to issue COPI Common Stock upon exchange of the Purchased Interests. The execution and delivery of this Agreement and all other agreements contemplated hereunder and the consummation of the transactions contemplated hereby and thereby (including the obligation to issue COPI Common Stock upon exchange of the Purchased Interests) have been duly and validly authorized by the COPI Board, and except for approval of the stockholders of COPI as contemplated in Section 3.8, no other corporate or stockholder proceedings on the part of COPI are necessary to authorize this Agreement, all other agreements contemplated hereunder to which COPI is a party, the issuance of the COPI Common Stock and the other transactions contemplated hereby and thereby. The COPI Board has determined that the transactions contemplated by this Agreement are advisable and in the best interest of its stockholders and to recommend to such stockholders that they vote in favor thereof. This Agreement, the COPI Common Stock, and all other documents and instruments executed by COPI pursuant hereto when delivered, are and will be duly authorized, valid and binding obligations of COPI, enforceable against COPI in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors; equitable principles limiting rights to specific performance or other equitable remedies. Upon the issuance and delivery of the COPI Common Stock in exchange for the Purchased Interests in accordance with the terms of CMLP LP Partnership Agreement, the COPI Common Stock to be issued in exchange for the Purchased Interests will be validly issued, fully paid and non-assessable and will be free and clear of all liens, charges, restrictions, claims and encumbrances of any kind, subject to restrictions on transfer under federal and state securities laws, this Agreement, CMLP LP Partnership Agreement, COPI's Bylaws (the "COPI BYLAWS") and COPI's Articles of Incorporation (the "COPI CHARTER").



         Section 6.3. Capitalization; Status of Interests. As of the Agreement Date, COPI has 11,442,791 issued and outstanding shares of COPI Common Stock. The total number of shares of COPI Common Stock outstanding on a fully diluted and as converted basis is 12,993,523. All issued and outstanding shares of COPI Common Stock have been duly authorized and validly issued, are fully paid, and non-assessable. Assuming a Rights Offering Price (as defined in the CMLP LP Partnership Agreement) of at least $0.05 per share, COPI has authorized and reserved, and covenants to continue to reserve, a sufficient number of shares of COPI Common Stock for issuance upon the exchange of the Purchased Interests, which when so issued and delivered, will be duly authorized and validly issued, fully paid and non-assessable. In addition, (a) other than 1,550,732 shares of COPI Common Stock issuable upon exercise of outstanding options and warrants, there are no options or rights to purchase equity of COPI, or securities convertible into equity, authorized, issued or outstanding; (b) no Person has any preemptive right, right of first refusal or similar right to acquire additional equity in connection with the sale and purchase of the Purchased Interests or issuance of COPI Common Stock pursuant to the CMLP LP Partnership Agreement or otherwise, which right has not been waived; and (c) there are no restrictions on the transfer of the equity of COPI, other than those imposed by relevant state and federal securities laws, the COPI Bylaws or the COPI Charter. COPI has heretofore delivered to the Investors a true and correct copy of the COPI Bylaws and the COPI Charter as in effect on the Agreement Date and certified by an officer of COPI.



         Section 6.4. Taxes. COPI has timely filed all federal, state and other tax returns that are required to be filed by it and has paid or made provision for the payment of all taxes that have become due pursuant to such returns and all other taxes, assessments and governmental charges which have become due and payable, including, without limitation, all taxes which COPI is legally obligated to withhold from amounts owing to employees, creditors and third parties. No deficiency assessment with respect to or proposed adjustment of COPI's federal, state, or other taxes is pending or threatened. No material tax lien, whether imposed by any federal, state, or other taxing authority, is outstanding against the assets, properties or business of COPI other than liens for taxes not yet due and payable. COPI has not made any elections pursuant to the Code (other than elections that relate solely to methods of accounting, depreciation or amortization) that would result in a material adverse change in the business, assets or condition, financial or otherwise, or operations of COPI. Any information or facts Known to an Investor and which would constitute a breach of any representation or warranty set forth in this Section will be deemed not to be a breach of such representation or warranty with respect to such Investor for purposes of Section 2.1, Section 7.1(b), Section 7.1(d), and
Section 8.2 of this Agreement.



         Section 6.5. Litigation. There is no action, suit, proceeding or investigation pending or, to COPI's knowledge, threatened against or affecting COPI, and no material event has occurred and no condition exists on the basis of which any litigation, proceeding or investigation might properly be instituted. The foregoing includes, without limitation, actions pending or threatened involving the prior employment of any of COPI's employees, their use in connection with COPI's business of any information or techniques allegedly proprietary to any of their former employers or their obligations under any agreement with their former employers. COPI has not been notified of any default with respect to any order, writ, injunction, decree, ruling or decision of any court, commission, board or other government agency issued in connection with any proceeding in which COPI is a party. There is no action, suit, proceeding or investigation by COPI currently pending or which COPI intends to initiate. Any information or facts Known to an Investor and which would constitute a breach of any representation or warranty set forth in this Section will be deemed not to be a breach of such representation or warranty with respect to such Investor for purposes of Section 2.1, Section 7.1(b), Section 7.1(d), and Section 8.2 of this Agreement.

         Section 6.6. No Violations. The execution, delivery and performance of this Agreement and any documents or instruments delivered, executed and performed in connection herewith or therewith, the consummation of the transactions contemplated hereby (including upon exchange of the Purchased Interests, the issuance and delivery of the COPI Common Stock), and compliance with the provisions hereof, will not violate the COPI Bylaws , the COPI Charter, any order of any court or other agency of government to which COPI is subject, any material indenture, agreement or other instrument to which COPI is bound or, to COPI's knowledge any provision of law, or conflict with, result in the material breach of or constitute a default under any material indenture, agreement or other instrument to which COPI is bound or result in the creation or imposition of any material lien, charge, restriction, claim or encumbrance of any nature whatsoever upon any of the properties or assets of COPI. Any information or facts Known to an Investor and which would constitute a breach of any representation or warranty set forth in this Section will be deemed not to be a breach of such representation or warranty with respect to such Investor for purposes of Section 2.1, Section 7.1(b), Section 7.1(d), and Section 8.2 of this Agreement.



         Section 6.7. Transactions with Affiliates. Other than as disclosed in the COPI SEC Reports or as contemplated by this Agreement, there is no transaction or agreement involving COPI that requires disclosure pursuant to
Item 402 or Item 404 of Regulation S-K. Any information or facts Known to an Investor and which would constitute a breach of any representation or warranty set forth in this Section will be deemed not to be a breach of such representation or warranty with respect to such Investor for purposes of Section 2.1, Section 7.1(b), Section 7.1(d), and Section 8.2 of this Agreement.



         Section 6.8. Compliance with Law. COPI is currently in compliance in all material respects with all federal and state laws, rules, regulations and orders applicable to its business, operations, properties, assets, products, and services and has not received any written notice of any violation of, liability or potential responsibility under, any such laws, rules, regulations or orders which has not heretofore been cured and for which there is no remaining liability, other than, in each case, those not resulting in a material adverse change in the business, assets or condition, financial or otherwise, or operations of COPI. Notwithstanding the foregoing, no representations or warranties are made by COPI pursuant to this Section 6.8 with respect to any Environmental Laws (as defined below), it being understood and agreed that the only representations and warranties made by COPI with respect to Environmental Laws will be those set forth in Section 6.17. Any information or facts Known to an Investor and which would constitute a breach of any representation or warranty set forth in this Section will be deemed not to be a breach of such representation or warranty with respect to such Investor for purposes of Section 2.1, Section 7.1(b), Section 7.1(d), and Section 8.2 of this Agreement.



         Section 6.9. COPI SEC Statements. COPI has filed with the Securities and Exchange Commission (the "SEC"), and has heretofore made available to the Investors true and complete copies of, each form, registration statement, report, schedule, proxy or information statement and other document (including exhibits and amendments thereto), including without limitation its Annual Reports to Stockholders incorporated by reference in certain of such reports, required to be filed by it or its predecessors with the SEC since April 4, 1997, under the Securities Act or the Exchange Act (collectively, the "COPI SEC REPORTS"). As of the respective dates such COPI SEC Reports were filed or, if any such COPI SEC Reports were amended, as of the date such amendment was filed, each of the COPI SEC Reports, including without limitation any financial statements or schedules included therein, (a) complied in all material respects with all applicable requirements of the Securities Act and the Exchange Act, as the case may be, and the applicable rules and regulations promulgated thereunder, and (b) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.



         Section 6.10. Financial Statements. Each of the audited financial statements and unaudited interim financial statements of COPI (including any related notes and schedules) included (or incorporated by reference) in its Annual Reports on Form 10-K for each of the three fiscal years ended December 31, 1998, 1999 and 2000 (collectively, the "FINANCIAL STATEMENTS") have been prepared from, and are in accordance with, the books and records of COPI, comply in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis and fairly present, in conformity with generally accepted accounting principles applied on a consistent basis, the financial position of COPI as of the date thereof and the results of operations and cash flows (and changes in financial position, if any) of COPI for the periods presented therein. The unaudited balance sheet as of March 31, 2001 and the income statement for the period ended March 31, 2001 included in COPI's quarterly report on Form 10-Q, present fairly the financial position of COPI as of the date thereof and have been prepared in accordance with generally accepted accounting principles consistently applied, other than footnote disclosure that may be required by generally accepted accounting principles omitted in accordance with the rules of the Securities and Exchange Commission. Any information or facts Known to an Investor and which would constitute a breach of any representation or warranty set forth in this Section will be deemed not to be a breach of such representation or warranty with respect to such Investor for purposes of Section 2.1, Section 7.1(b), Section 7.1(d) and Section 8.2 of this Agreement.



         Section 6.11. Changes. Except as contemplated herein, since March 31, 2001, COPI has conducted its business only in the ordinary course of business consistent with past practices and, without limiting the generality of the foregoing, there has been no (a) event or occurrence that has caused or would be likely to have a material adverse effect on the business, prospects, assets or condition, financial or otherwise, or operations of COPI other than (i) events or occurrences which affect COPI's industry generally or (ii) events or occurrences of which the Investors have actual knowledge, (b) amendment to the COPI Charter or COPI Bylaws, (c) payment of any dividend or distribution made with respect to the equity securities of COPI, (d) redemption or purchase of any of the equity securities of COPI, (e) amendment, termination or receipt of notice of termination of or entry into any contract, lease or license involving a total commitment by or to COPI of $100,000, (f) incurrence or guarantee of any debt, other than trade and accounts payable incurred in the ordinary course of business consistent with past practices, (g) loan to or transaction with any officer, director or partner, other than in the ordinary course of business consistent with past practices, (h) waiver of any material right or release of any debt or claim, other than waivers or releases given in the ordinary course of business consistent with past practices, (i) amendment or termination of any material permit, (j) destruction, damage or other loss to any material asset other than destruction, damage or other loss that is fully covered by insurance, (k) adoption of or increase in the payments to or benefits under any employee benefit plan, (l) sale, lease, or other disposition of any assets used in the Business, other than assets sold, leased or otherwise disposed of in the ordinary course of business consistent with past practices, (m) imposition of any material encumbrance on any of assets, (n) purchase or lease any assets used in the Business, other than assets purchased or leased in the ordinary course of business consistent with past practices, (o) payment of any bonus or an increase in the salary, bonus or other compensation payable to any employee of COPI, other than payments or increases consistent with past practices, (p) change in any accounting method, (q) acceleration related to the collection of accounts receivable or delay related to the payment of accounts payable, or (r) agreement or commitment to take any action described in this Section. Any information or facts Known to an Investor and which would constitute a breach of any representation or warranty set forth in this Section will be deemed not to be a breach of such representation or warranty with respect to such Investor for purposes of Section 2.1, Section 7.1(b), Section 7.1(d), and Section 8.2 of this Agreement.



         Section 6.12. Material Contracts. All Material Contracts are valid and binding and in full force and effect, subject to laws affecting creditors' rights. Neither COPI nor, to COPI's knowledge, any other Person is in default under any Material Contract, nor is there any event which with notice or lapse of time, or both, would constitute a default thereunder by COPI or any other Person. Any information or facts Known to an Investor and which would constitute a breach of any representation or warranty set forth in this Section will be deemed not to be a breach of such representation or warranty with respect to such Investor for purposes of Section 2.1, Section 7.1(b), Section 7.1(d), and
Section 8.2 of this Agreement.



         Section 6.13. Intellectual Property. COPI owns or possesses adequate Intellectual Property reasonably necessary to the conduct of its business as conducted, and the conduct of COPI's business and the use of the Intellectual Property does not infringe upon, conflict with, or violate the rights of any other Person in respect of any Intellectual Property. No claim is pending or, to COPI's knowledge threatened, to the effect that the operations of COPI infringe upon or conflict with the asserted rights of any other Person in respect of any Intellectual Property. No other Person (including, without limitation, any prior employer of any shareholder, employee, director or officer of COPI) has any right to or interest in any Intellectual Property or other confidential information utilized in COPI's business. Any information or facts Known to an Investor and which would constitute a breach of any representation or warranty set forth in this Section will be deemed not to be a breach of such representation or warranty with respect to such Investor for purposes of Section 2.1, Section 7.1(b), Section 7.1(d), and Section 8.2 of this Agreement.



         Section 6.14. Governmental Consent. No permit, consent, approval, authorization of, declaration to or filing with any governmental agency is required in connection with the execution, delivery and performance of this Agreement by COPI or the consummation by COPI of the transactions contemplated hereby, except as have already been obtained or accomplished. Any information or facts Known to an Investor and which would constitute a breach of any representation or warranty set forth in this Section will be deemed not to be a breach of such representation or warranty with respect to such Investor for purposes of Section 2.1, Section 7.1(b), Section 7.1(d), and Section 8.2 of this Agreement.



         Section 6.15. Brokers; Finders. There are no claims for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement binding upon COPI. Any information or facts Known to an Investor and which would constitute a breach of any representation or warranty set forth in this Section will be deemed not to be a breach of such representation or warranty with respect to such Investor for purposes of Section 2.1, Section 7.1(b), Section 7.1(d), and Section 8.2 of this Agreement.



         Section 6.16. ERISA. Each COPI employee benefit plan that is subject to ERISA has been administered in compliance with the applicable requirements of ERISA, except for such noncompliance, if any, that in the aggregate, would not have a material adverse change in the business, assets or condition, financial or otherwise, or operation of COPI. Any information or facts Known to an Investor and which would constitute a breach of any representation or warranty set forth in this Section will be deemed not to be a breach of such representation or warranty with respect to such Investor for purposes of Section 2.1, Section 7.1(b), Section 7.1(d), and Section 8.2 of this Agreement.



         Section 6.17. Environmental Matters. All real property now or previously owned, operated or leased by COPI and located in the United States has been operated by COPI in compliance with all applicable Environmental Laws, except for such noncompliance, if any, that would not have a material adverse change in the business, assets or conditions, financial or otherwise, or operations of COPI. Any information or facts Known to an Investor and which would constitute a breach of any representation or warranty set forth in this Section will be deemed not to be a breach of such representation or warranty with respect to such Investor for purposes of Section 2.1, Section 7.1(b),
Section 7.1(d), and Section 8.2 of this Agreement.



         Section 6.18. Government Authorizations. COPI has all federal, state and local governmental licenses, permits and other authorizations necessary for the conduct of its business as currently conducted, except where the failure to hold any such licenses, permits and other authorizations would not result in a material adverse change in the business, assets or conditions, financial or otherwise, or operations of COPI. Any information or facts Known to an Investor and which would constitute a breach of any representation or warranty set forth in this Section will be deemed not to be a breach of such representation or warranty with respect to such Investor for purposes of Section 2.1, Section 7.1(b), Section 7.1(d), and Section 8.2 of this Agreement.



         Section 6.19. Labor Agreements and Actions. COPI is not bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract with any labor union, and no labor union has requested or, to COPI's knowledge, has sought to represent any of the employees, representatives or agents of COPI. There is no strike or other labor dispute involving COPI pending, or to COPI's knowledge threatened, which could result in a material adverse change in the business, assets or conditions, financial or otherwise, or operations of COPI, nor, to COPI's knowledge, is there any labor organization activity involving its employees. COPI does not have any knowledge that any officer or key employee, or that any group of key employees, intends to terminate their employment with COPI, nor does COPI have a present intention to terminate the employment of any of the foregoing. The employment of each officer and, to COPI's knowledge, each employee of COPI, is terminable at the will of COPI subject to general principles of wrongful termination of employees. Any information or facts Known to an Investor and which would constitute a breach of any representation or warranty set forth in this Section will be deemed not to be a breach of such representation or warranty with respect to such Investor for purposes of Section 2.1, Section 7.1(b), Section 7.1(d), and Section 8.2 of this Agreement.



         Section 6.20. Employees. To COPI's knowledge, no employee of COPI is in violation of any term of any employment contract, patent disclosure agreement or any other contract relating to the relationship of such employee with COPI, or to COPI's knowledge, any other party because of the nature of the business conducted or proposed to be conducted by COPI. Any information or facts Known to an Investor and which would constitute a breach of any representation or warranty set forth in this Section will be deemed not to be a breach of such representation or warranty with respect to such Investor for purposes of Section 2.1, Section 7.1(b), Section 7.1(d), and Section 8.2 of this Agreement.



         Section 6.21. Registration Rights. Except as set forth in the COPI Registration Rights Agreement, COPI is not under any contractual obligation to register any of its presently outstanding equity interests or any of its equity interests which may hereafter be issued. Any information or facts Known to an Investor and which would constitute a breach of any representation or warranty set forth in this Section will be deemed not to be a breach of such representation or warranty with respect to such Investor for purposes of Section 2.1, Section 7.1(b), Section 7.1(d), and Section 8.2 of this Agreement.



         Section 6.22. Insurance. COPI has in full force and effect fire, casualty, liability and workers' compensation insurance policies, with extended coverage, in an amount and scope customary and reasonable for the conduct of its business. Any information or facts Known to an Investor and which would constitute a breach of any representation or warranty set forth in this Section will be deemed not to be a breach of such representation or warranty with respect to such Investor for purposes of Section 2.1, Section 7.1(b), Section 7.1(d), and Section 8.2 of this Agreement.



         Section 6.23. Opinion of Financial Advisor. The COPI Board has received the opinion of Houlihan Lokey Howard & Zukin Financial Advisors, Inc. (the "FINANCIAL ADVISOR") dated as of October 1, 2001, to the effect that, as of such date, the proposed transactions are fair, from a financial point of view, to the stockholders of COPI.



         Section 6.24. Remaining Liabilities. Schedule 6.24 is a true, correct and complete list specifying in reasonable detail all the payment obligations, direct or indirect and contingent liabilities of COPI that will remain the obligation of COPI as of the Closing Date (such liabilities, the "REMAINING LIABILITIES"). The aggregate amount of the Remaining Liabilities will not exceed the amount set forth on Schedule 6.24.


         Section 6.25. Takeover Statute. The COPI Board, upon due deliberation and the recommendation of the special committee of disinterested directors of the COPI Board (the

"COPI SPECIAL COMMITTEE") has approved this Agreement and the transactions contemplated hereby and, assuming the accuracy of the Investors' representation and warranty contained in Section 4.7, such approval constitutes approval by the COPI Board of the transactions contemplated by this Agreement under the provisions of Section 203 of DGCL, such that Section 203 of the DGCL does not apply to this Agreement and the transactions contemplated hereby. To COPI's knowledge, no other state takeover statute is applicable to the transactions contemplated hereby.

         Section 6.26. Special Committee Recommendation. The disinterested members of the COPI Board considered the recommendation of the COPI Special Committee, which recommendation was the result of legal advice and financial advice, thorough investigation and active negotiation, in connection with the approval of this Agreement and the transactions contemplated hereunder.


         Section 6.27. Ownership of COPI Common Stock by COPI Colorado. The 661,518 shares of COPI Common Stock to be purchased by CEI from COPI Colorado in the COPI Stock Sale are owned beneficially and of record by COPI Colorado free and clear of any mortgages, pledges, assessments, security interests, leases, liens, adverse claims, levies, charges or other encumbrances of any kind (collectively, "LIENS"), other than Liens in favor of CEI.



                                   ARTICLE 7.
                                   TERMINATION

         Section 7.1. Termination. This Agreement may be terminated at any time prior to the Closing Date, whether before or after approval by the stockholders of COPI:

                  (a) by the mutual written consent of the Parties;


                  (b) by any Party if the Closing Date will not have occurred on or before January 31, 2002 (the "TERMINATION DATE"); provided that the Party seeking to terminate this Agreement pursuant to this Section 7.1(b) will not have breached in any material respect its obligations under this Agreement in any manner that will have proximately contributed to the failure to consummate the Merger on or before the Termination Date;



                  (c) by CMLP, CMLP LP, CMLP GP or COPI if there has been a material breach by any Investor of any representation, warranty, covenant or agreement set forth in this Agreement which breach (if susceptible to cure) has not been cured in all material respects within twenty business days following receipt by such Investor of notice of such breach;



                  (d) by an Investor, if there has been a material breach by any of CMC, CMLP, COPI, CMLP LP or CMLP GP of any representation, warranty, covenant or other agreement set forth in this Agreement which breach (if susceptible to cure) has not been cured in all material respects within twenty business days following receipt by CMC, CMLP, COPI, CMLP LP or CMLP GP, as the case may be, of notice of such breach (a "COPI BREACH");

                  (e) by any Party, if there will be any applicable law, rule or regulation that makes consummation of the transactions contemplated hereby illegal or if any judgment, injunction, order or decree of a court or other governmental entity of competent jurisdiction will restrain or prohibit the consummation of the transactions contemplated hereby, and such judgment, injunction, order or decree will become final and nonappealable;



                  (f) by any Party, if the stockholder approval referred to in
         Section 3.8 will not have been obtained by reason of the failure to obtain the requisite vote upon a vote at a duly held meeting of stockholders or at any adjournment or postponement thereof;



                  (g) by SunTx, if (i) the COPI Board, by reason of receipt of an Acquisition Proposal, withdraws, modifies or changes its recommendation of this Agreement or the transactions contemplated hereby in a manner adverse to SunTx or will have resolved to do any of the foregoing or the COPI Board will have recommended to the stockholders of COPI any Acquisition Proposal or resolved to do so (a "CHANGE OF RECOMMENDATION"); (ii) a tender offer or exchange offer for outstanding equity securities of COPI then representing 25% or more of the combined power to vote generally for the election of directors is commenced, and the COPI Board does not, within the applicable period required by law, recommend that stockholders not tender their shares into such tender or exchange offer (a "TENDER/EXCHANGE OFFER"); or
         (iii) the COPI Board fails to call or hold the COPI Special Meeting by reason of the receipt of an Acquisition Proposal (a "SPECIAL MEETING FAILURE," collectively with a Change of Recommendation and a Tender/Exchange Offer, an "ACQUISITION PROPOSAL INDUCED CHANGE") or by CEH after the earlier of (i) the expiration of 20 business days following an Acquisition Proposal Induced Change if such Acquisition Proposal Induced Change has remained in effect for such 20 business day period or (ii) the Closing Date if an Acquisition Proposal Induced Change occurs fewer than 20 business days prior to the Closing Date and remains in effect on the Closing Date;



                  (h) by either of SunTx, CEH or COPI, if COPI accepts a Superior Proposal, and CMC, CMLP, COPI, CMLP LP and CMLP GP pay to SunTx the Topping Fee as required pursuant to Section 3.12(c) and the Expenses for which they are responsible under Section 3.12 of this Agreement both by wire transfer of immediately available funds upon the acceptance of the Superior Proposal and as a condition to termination under this Section 7.1(h). COPI will not be permitted to terminate this Agreement pursuant to this Section 7.1(h) unless the Investors were provided the requisite notices under Section 3.11;



                  (i) by SunTx, if there has been a material breach by CEH of any representation, warranty, covenant or agreement set forth in this Agreement which breach (if susceptible to cure) has not been cured in all material respects within twenty business days following receipt by CEH of notice of such breach; or


                  (j) by CEH, if there has been a material breach by SunTx of any representation, warranty, covenant or agreement set forth in this Agreement which breach (if susceptible to cure) has not been cured in all material respects within twenty business days following receipt by SunTx of notice of such breach.



         For purposes of this Article 7, all references to COPI will be deemed to include COPI and COPI Colorado; and all references to CEH will be deemed to include CEH and CEI.


         Section 7.2. Effect of Termination.


                  (a) In the event of termination of the Agreement pursuant to this Article 7, all obligations of the Parties will terminate, except the obligations of the Parties pursuant to this Section 7.2(a) and except for the provisions of Section 3.9, Section 3.12 and Article VIII, provided that nothing herein will relieve any Party from liability for any breaches hereof.



                  (b) Notwithstanding the provisions of subsection (a) of this
         Section 7.2, if this Agreement is terminated (i) by CMLP, CMLP LP, CMLP GP or COPI pursuant to Section 7.1(c) of this Agreement as a result of a material breach by SunTx, (ii) by SunTx pursuant to Section 7.1(d) of this Agreement, or (iii) by CEH pursuant to Section 7.1(j), then CEH may elect by written notice to CMLP, CMLP LP, CMLP GP and COPI delivered within ten (10) business days of the date of such termination, to continue this Agreement as among CMLP, CMLP LP, CMLP GP, COPI and CEH. If CEH so delivers such notice, each reference in this Agreement to SunTx will be deemed to be amended to be a reference to CEH and CEH will be deemed to have assumed and agreed to perform the obligations of SunTx under this Agreement, except that such obligations are deemed to be amended as set forth on Schedule 7.2(b), as of the date of delivery of such notice. Except as amended hereby, the Agreement will be deemed to be ratified, confirmed and reaffirmed for all purposes and in all respects by CMLP, CMLP LP, CMLP GP, COPI and CEH as of the date of delivery of such notice. Nothing herein will relieve any Party from liability for any breaches hereof or affect a Party's obligation under Section 7.2(a), Section 3.9, Section 3.12 or
         Article VIII.


                                   ARTICLE 8.
                                  MISCELLANEOUS

         Section 8.1. Brokers' Fee. Each Party hereto will indemnify and hold harmless the other Parties against and in respect of any claim for brokerage or other commissions relative to this Agreement or to the transactions contemplated hereby, based in any way on agreements, arrangements or understandings made or claimed to have been made by such Party with any third party.

         Section 8.2. Remedies.


                  (a) Indemnity by COPI, CMC, CMLP, CMLP LP and CMLP GP. COPI, CMC, CMLP, CMLP LP and CMLP GP jointly and severally, will indemnify, save and hold harmless each Investor from and against any and all costs, losses, liabilities, obligations, damages, lawsuits, claims, demands, and expenses, including without limitation reasonable attorneys' fees and all amounts reasonably paid in investigation, defense or settlement of any of the foregoing (the "DAMAGES"), incurred or suffered by an Investor and, after the Closing, by COPI, CMLP, CMLP LP or CMLP GP and caused by
         (i) any breach of any representation or warranty made by COPI, CMC, CMLP, CMLP LP and CMLP GP in this Agreement; provided, however, all qualifications as to materiality (in every form whatsoever) set forth in such representations and warranties will be disregarded for purposes of determining the existence of any breach thereof and the amount of any Damages related thereto; or (ii) any breach of any covenant or agreement made by COPI, CMC, CMLP, CMLP LP and CMLP GP in this Agreement.



                           (i) The amount of Damages due or payable to either
                  SunTx or CEH will be (1) adjusted to take into consideration the percentage ownership in COPI or CMLP LP, as the case may be, of all Persons other than SunTx, CEH or their affiliates and (2) after the adjustment specified in clause (1), then allocated 25.97% to CEH and 74.03% to SunTx.



                           (ii) After the Closing, neither COPI, CMLP, CMLP LP
                  nor CMLP GP will have any liability (for indemnification or otherwise) under Section 8.2(a)(i) until the total of all Damages (other than Damages related to Sections 1.2(a), 3.11, 3.12, 5.2, 5.3, 6.2, 6.3 and 6.25 which in each case will be payable in full and other than Damages related to Sections
                  5.16 and 6.17 which in each case will be payable in accordance with Section 8.2(a)(iii)) incurred or suffered by (y) in the case of SunTx, exceeds $573,732.50 in the aggregate or (z) in the case of CEH, exceeds $201,267.50 in the aggregate; and then in each case only to the extent of such excess.



                           (iii) After the Closing, neither COPI, CMLP, CMLP LP
                  and CMLP GP will have any liability (for indemnification or otherwise) under Section 8.2(a)(i) for any breach of the representations and warranties under Sections 5.16 and 6.17 (without giving any effect to the disclosures made on Schedule
                  5.16 for purposes of determining the existence of any breach thereof and the amount of any Damages related thereto) until the total of all Damages incurred or suffered by (y) in the case of SunTx, exceeds $266,212 in the aggregate or (z) in the case of CEH, exceeds $93,388 in the aggregate; and then in each case only to the extent of such excess.



                           (iv) Neither COPI, CMLP, CMLP LP and CMLP GP will
                  have any liability (for indemnification or otherwise) for any breach of the representations and warranties under Section
                  6.24 except as specified in Section 8.2(c).



                  (b) Indemnity by an Investor. Each Investor, severally and not jointly, will indemnify and save and hold harmless CMC, CMLP, COPI, CMLP LP and CMLP GP from and against any and all Damages incurred or suffered by either of them and caused by (i) any breach of any representation or warranty made by an Investor in this Agreement; provided, however, all qualifications as to materiality (in every form whatsoever) set forth in such representations and warranties will be disregarded for purposes of determining the existence of any breach thereof and the amount of any Damages related thereto; or (ii) any breach of any covenant or agreement made by an Investor in this Agreement. After the Closing, no Investor will have any liability (for indemnification or otherwise) under this Section 8.2(b) until the total of all Damages (other than Damages related to Sections 1.2(a) and 4.1 which in each case will be payable in full) incurred or suffered by CMLP and COPI, individually, exceeds $540,000 in the aggregate, and then only to the extent of such excess.



                  (c) Stockholder Litigation Indemnification; Remaining Liability Indemnification. COPI will indemnify, save and hold harmless SunTx and each of its officers and directors (the "SUNTX INDEMNIFIED PARTIES") from and against any and all actual out-of-pocket Damages incurred or suffered by any of them arising from or in connection with a lawsuit brought by the stockholders of COPI in connection with the transactions contemplated by this Agreement (i) challenging the fairness of the transactions contemplated by this Agreement, (ii) alleging a breach of duty of loyalty, or (iii) alleging a breach of duty care, to which any SunTx Indemnified Party is made a party; provided, however, that no SunTx Indemnified Party will be entitled to receive indemnification for its negligence, gross negligence or willful misconduct. COPI will have no liability for indemnification under this
         Section 8.2(c) until the total of all Damages incurred or suffered by the SunTx Indemnified Parties exceeds $50,000 and then will be indemnified back to the first dollar of loss. COPI will have the option to pay (x) any indemnification due under this Section 8.2(c) and (y) any breach of the representations and warranties under Section 6.24, in cash or by delivery of warrants (the "INDEMNITY WARRANTS") to purchase the number of shares of COPI common stock with a value (as determined below) equal to the amount of such indemnification obligation, up to a maximum value of $500,000 (the "MAXIMUM INDEMNITY VALUE"). The Indemnity Warrants will have an exercise price of $0.01 per share, and be exercisable for a period of one year beginning on the later of the Trigger Date (as such term is defined in the CMLP LP Partnership Agreement) or the date of issuance of such warrants. For purposes of satisfying COPI's indemnification obligation under this Section 8.2(c), each Indemnity Warrant will be valued at the difference between the market price of COPI common stock (as determined below) covered by such Indemnity Warrant and the exercise price. The market price of COPI common stock will be calculated as the mean closing sales price of COPI common stock for the twenty trading days immediately preceding the fifth trading day prior to the issuance of the Indemnity Warrant. In no event will COPI be required by this Section 8.2(c) to issue Indemnity Warrants to purchase more than the number of shares of COPI common stock required to reach the Maximum Indemnity Value, and after COPI has issued such a number of Indemnity Warrants as is required to reach the Maximum Indemnity Value under this Section 8.2(c), COPI will have no further liability to the SunTx Indemnified Parties under this Section 8.2(c). The shares issuable upon the exercise of any Indemnity Warrant will be included as "Series B Registrable Securities" under the COPI Registration Rights Agreement, provided the holders of such securities agree in writing to be bound by all of the terms and conditions thereof. The Parties agree to make whatever reasonable changes may be required to the COPI Registration Rights Agreement to give effect to the preceding sentence.



                  (d) Notice of Claims. If a claim for Damages (a "CLAIM") is to be made by a Party entitled to indemnification hereunder (the "INDEMNIFIED PARTY") against any other Party (the "INDEMNIFYING PARTY"), the Indemnified Party will give written notice (a "CLAIM NOTICE") to the Indemnifying Party as soon as practicable after the Indemnified

         Party becomes aware of any fact, condition or event which may give rise to Damages for which indemnification may be sought under this Section
         8.2. If any lawsuit or enforcement action is filed against an Indemnified Party, written notice thereof will be given to the Indemnifying Party as promptly as practicable (and in any event within fifteen (15) calendar days after the service of the citation or summons). The failure of any Indemnified Party to give timely notice hereunder will not affect rights to indemnification hereunder, except to the extent that the Indemnifying Party demonstrates actual damage caused by such failure.



                  (e) Defense Against Third Party Claims. After a Claims Notice with respect to a Claim brought by a third party has been given, if the Indemnifying Party provides notice in writing to the Indemnified Party that the Indemnifying Party elects to assume the defense, at its expense, in accordance with this Section 8.2, then the Indemnifying Party will be entitled, if it so elects, (i) to take control of the defense and investigation of such lawsuit or action, (ii) to employ and engage attorneys of its own choice to handle and defend the same (unless the named parties to such action or proceeding include both the Indemnifying Party and the Indemnified Party and the Indemnified Party has been advised in writing by counsel that there may be one or more legal defenses available to such Indemnified Party that are different from or additional to those available to the Indemnifying Party, in which event the Indemnified Party will be entitled at the Indemnifying Party's cost, risk and expense, to separate counsel of its own choosing reasonably satisfactory to the Indemnifying Party) and (iii) to compromise or settle such claim, which compromise or settlement will be made only with the written consent of the Indemnified Party (such consent not to be unreasonably withheld) unless the proposed settlement involves no significant relief other than the payment of money damages by the Indemnifying Party. If the Indemnifying Party fails to assume the defense of such claim within thirty (30) calendar days after receipt of the Claim Notice, the Indemnified Party against which such claim has been asserted will (upon delivering notice to such effect to the Indemnifying Party) have the right to undertake, at the Indemnifying Party's cost and expense, the defense, compromise or settlement of such claim on behalf of and for the account and risk of the Indemnifying Party; provided, however, that such Claim will not be compromised or settled without the written consent of the Indemnifying Party, which consent will not be unreasonably withheld. In the event the Indemnified Party assumes the defense of the claim, the Indemnified Party will keep the Indemnifying Party reasonably informed of the progress of any such defense, compromise or settlement.



                  (f) Net of Insurance Recoveries. The amount of Damages required to be paid by any Indemnifying Party to any Indemnified Party pursuant to this Section 8.2 will be reduced to the extent of any amounts actually received by the Indemnified Party after the Closing Date pursuant to the terms of the insurance policies (if any) covering such claim.



                  (g) Net of Tax Recoveries. The amount of Damages required to be paid by an Indemnifying Party to any Indemnified Party pursuant to this Section 8.2 will be reduced by the amount of any federal, state or local tax benefit actually realized by the Indemnified Party as a result of such Claim, provided that such reduced amount will be increased by the amount of any such taxes actually payable by Indemnified Party as a result of the payment to the Indemnified Party of Damages for such claim (the net reduction is hereinafter referred to in this paragraph as the "CLAIM REDUCTION AMOUNT"). The Claim Reduction Amount will be calculated by the Indemnified Party on a present value basis using the appropriate applicable federal rate for the month that the claim will be paid as specified under Section 1274(d) of the Code. Any factual assumptions, tax rate assumptions, assumptions relating to the appropriate applicable federal rate, or assumptions relating to the appropriate tax treatment of a particular item will be made by the Indemnified Party. The Indemnified Party will supply to the Indemnifying Party such information as the Indemnifying Party may reasonably request to support the Indemnified Party's assumptions and calculations. If the Indemnifying Party believes that the overall calculation is unreasonable, the Parties will submit the issue to an independent public accounting firm of recognized national standing mutually agreeable to the Parties for determination as to whether such calculation is in fact reasonable on an overall basis. If such firm determines that the calculation is not reasonable, such firm will modify whichever assumptions it deems necessary to make the overall calculation reasonable. The determinations of such firm will be final and conclusive as to any dispute regarding the Claim Reduction Amount. The costs and expenses of such firm in connection with its determinations pursuant to this paragraph will be borne equally by the Parties. Each Party will be solely responsible for all other costs and expenses incurred by such Party pursuant to this paragraph.



                  (h) Excluded Damages. The indemnification obligations of the Parties pursuant to this Section 8.2 will be limited to actual Damages and will not, except in the case of a willful breach of this Agreement, include incidental, consequential, indirect, punitive, or exemplary Damages, provided that any incidental, consequential, indirect, punitive, or exemplary Damages recovered by a third party against a person entitled to indemnity pursuant to this Section 8.2 will be included in the Damages recoverable under such indemnity.



                  (i) The Parties agree that, in relation to any breach, default, or nonperformance of any representation, warranty, covenant, or agreement made or entered into by a Party pursuant to this Agreement or any certificate, instrument, or document delivered pursuant hereto, the sole and only relief and remedy available to the other Party hereto in respect of said breach, default, or nonperformance will be:


                           (i) termination, but only if said termination is
                  expressly permitted under the provisions of Section 7.1;

                           (ii) Damages, but only to the extent properly
                  claimable hereunder and as limited pursuant to this Section
                  8.2;

                           (iii) any remedy expressly provided pursuant to this
                  Agreement, including the payment of the Topping Fee and Expenses;

                           (iv) specific performance if a court of competent
                  jurisdiction in its discretion grants the same; or

                           (v) injunctive or declaratory relief if a court of
                  competent jurisdiction in its discretion grants the same.

The Parties hereto also agree that no action for termination or rescission, or claiming repudiation, of this Agreement may be brought or maintained by either Party against the other following the Closing Date no matter how severe, grave, or fundamental any such breach, default, or nonperformance may be by one Party. Accordingly, the Parties hereby expressly waive and forego any and all rights they may possess to bring any such action.


                  (j) Security. COPI's indemnification obligations, other than the indemnification obligations covered by Section 8.2(c), will be secured by a lien on COPI's interest in CMLP LP. SunTx agrees to subordinate such security interest in favor of CEI and to execute a subordination agreement to that effect in a form reasonably acceptable to CEI.


         Section 8.3. Amendments and Waivers. This Agreement may not be amended or modified, and no provisions hereof may be waived, without the written consent of the Parties.

         Section 8.4. Survival of Covenants; Assignability of Rights.


                  (a) All covenants, agreements, representations and warranties made herein and in the certificates, lists, exhibits, schedules or other written information delivered or furnished in connection therewith and herewith will survive the Closing Date for the time period described in Section 8.4(b) and will bind the successors and assigns of each Party, whether so expressed or not, and all such agreements, representations and warranties will inure to the benefit of each Party's successors and assigns and to permitted transferees of the interests, whether so expressed or not. Neither this Agreement nor any rights or obligations under it are assignable without the prior consent of the other Parties, except an assignment by CEH to a wholly-owned subsidiary of CEI or an assignment by SunTx in accordance with Section 1.2(a).



                  (b) The covenants and agreements of each Party contained in this Agreement will survive the Closing Date indefinitely. The representations and warranties of each Party contained in this Agreement will survive the Closing Date (i) indefinitely with respect to the representations and warranties contained in Sections 4.1, 4.6, 5.2, 5.14, 6.2, and 6.15 (ii) until sixty (60) days after the expiration of all applicable statutes of limitation (including all periods of extension, whether automatic or permissive) with respect to matters covered by Sections 5.4, 5.15, 6.4, and 6.16, (iii) until one year from the Closing Date in the case of all other representations and warranties, except that any representation or warranty that would otherwise terminate in accordance with clause (ii) or (iii) above will continue to survive if a claim for indemnity will have been made under
         Section 8.2 on or prior to such termination date, until such claim has been satisfied or otherwise resolved.


         Section 8.5. Governing Law. This Agreement will be deemed to be a contract made under, and will be construed in accordance with, the internal laws of the State of Delaware, excluding its conflict of law principles.

         Section 8.6. Section Headings. The descriptive headings in this Agreement have been inserted for convenience only and will not be deemed to limit or otherwise affect the construction of any provision hereof.

         Section 8.7. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which when so executed and delivered will be taken to be an original; but such counterparts will together constitute but one and the same document.


         Section 8.8. Notices. All claims, consents, designations, notices, waivers, and other communications in connection with this Agreement will be in writing. Such claims, consents, designations, notices, waivers, and other communications will be considered received (a) on the day of actual transmittal when transmitted by facsimile with written confirmation of such transmittal, (b) on the next business day following actual transmittal when transmitted by a nationally recognized overnight courier, or (c) on the third business day following actual transmittal when transmitted by certified mail, postage prepaid, return receipt requested; in each case when transmitted to a Party at its address set forth below (or to such other address to which such Party has notified the other Parties in accordance with this section to send such claims, consents, designations, notices, waivers, and other communications):



         to COPI, CMC, CMLP, CMLP LP, CMLP GP or COPI Colorado:



                Crescent Operating, Inc.
                Crescent Machinery Company, L.P.
                Crescent Machinery Company
                Crescent Machinery Holdings, L.P.
                CMC GP, LLC
                COPI Colorado, LP
                777 Taylor Street, Suite 1050
                Fort Worth, Texas 76102
                Attn: Chief Executive Officer
                Telephone: (817) 339-2200
                Facsimile:  (817) 339-2220


         with a copy by mail and fax which will not constitute notice, to:


                Thompson & Knight L.L.P.
                801 Cherry Street, Suite 1600
                Fort Worth, Texas  76102
                Attn: Stephen B Norris, Esq.
                Telephone: 817-347-1715
                Facsimile: 817-347-1799
         to the Investors, CEH or CEI:



                CRE Equipment Holdings, LLC
                Crescent Real Estate Equities Limited Partnership
                777 Main Street, Suite 2100
                Fort Worth, Texas  76102
                Attn: Executive Vice President, Law and Administration
                Telephone: 817-321-2100
                Facsimile: 817-321-2000


         with a copy by mail and fax which will not constitute notice, to:

                Shaw Pittman
                2300 N Street, NW
                Washington, DC  20037-1128
                Attn: Sylvia M. Mahaffey, Esq.
                Telephone: 202-663-8027
                Facsimile: 202-663-8007


         to the Investors, SunTx or Fulcrum:


                SunTx CMLP, Inc.
                SunTx Fulcrum Fund, L.P.
                1700 Pacific Avenue, Suite 1600
                Dallas, Texas  75201
                Attn:  Ned Fleming
                Telephone:  (214) 855-5060 x15
                Facsimile:  (214) 855-0640

with a copy by mail and fax which will not constitute notice, to:

                Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                1700 Pacific Avenue, Suite 4100
                Dallas, TX  75201
                Attn: Michael A. Slaney, Esq.
                Telephone: (214) 969-2864
                Facsimile: (214) 969-4343

Such notice will be deemed to have been given on the date placed in the U.S. Mail or overnight courier service and sent by fax to counsel, whether actually received by the addressee or not.

         Section 8.9. Severability. Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement will be deemed prohibited or invalid under such applicable law, such provision will be ineffective to the extent of such prohibition or invalidity, and such prohibition or invalidity will not invalidate the remainder of such provision or the other provisions of this Agreement.

         Section 8.10. Definitions of Terms. The following terms used herein are defined as follows:

                  (a) Certified. A financial statement will be deemed to be "certified" only if the Person certifying it will express the opinion that it has been prepared in accordance with generally accepted accounting principles and that the balance sheet included therein fairly presents the financial position of the examined Person as at the date thereof and that the statements of income and of changes in financial position included therein fairly present the results of operations of the examined Person for the period indicated. If the Person certifying is an officer of COPI, CMC, CMLP or the General Partner, the certificate will also state that the financial statements are true, correct and complete. If the Person certifying is a member of an accounting firm, the certificate will also state that the examination included such tests of accounting records and such other auditing procedures as the accountant considered necessary in the circumstances.

                  (b) Immediate Family. The term "IMMEDIATE FAMILY" will include spouse, parents, mother-in-law and father-in-law, brother and sister, brother-in-law and sister-in-law, son-in-law and daughter-in-law, and children.


                  (c) Known to an Investor. The term "KNOWN TO AN INVESTOR" will mean (i) with respect to SunTx, the actual knowledge of Ned N. Fleming, Mark R. Matteson or W. Craig Wideman of (A) information or facts (x) pertaining to CMC, CMLP, CMLP LP or CMLP GP that affect such entities or COPI and (y) known by any of such persons prior to the Amendment Date or (B) information or facts known by any of such persons prior to the Amendment Date to constitute a breach of a representation, warranty, covenant or condition, and (ii) with respect to CEH, the actual knowledge of John Goff or David Dean of information or facts known by such person prior to the Amendment Date.



                  (d) Person. The term "PERSON" will mean any corporation, association, partnership, joint venture, organization, business or individual.



                  (e) Subsidiary. The term "SUBSIDIARY" will mean any Person of which a Person at the applicable time owns or controls, directly or indirectly through one or more Subsidiaries, a majority of the voting stock.



         Section 8.11. Entire Agreement. Each schedule and exhibit delivered pursuant to the terms of this Agreement will be in writing and will constitute a part of this Agreement. This Agreement and the other contract documents delivered pursuant hereto constitute the full and entire understanding and agreement among the Parties with respect to the subjects hereof and thereof and supersedes all prior agreements and understanding in connection therewith. Without limiting the foregoing, this Agreement supersedes and replaces the Agreement that was made and entered into on the Agreement Date.



         Section 8.12. Counsel. Each Party acknowledges that it has read this document in its entirety and has had the opportunity to consult legal and financial advisors of its choosing regarding the execution, delivery and performance of their obligations hereunder.

         Section 8.13. Fees. In addition to the provisions of Section 3.12, CMC, CMLP, CMLP LP and CMLP GP will pay SunTx's reasonable legal, accounting and other expenses relating to the transactions contemplated hereby, for which CMC, CMLP, CMLP LP and CMLP GP will be provided reasonably detailed billing statements.


         Section 8.14. Jurisdiction. The Parties hereto hereby irrevocably submit to the jurisdiction of any court of the State of Texas or any federal court sitting in the State of Texas over any suit, action or proceeding arising out of or relating to this Agreement. The Parties hereby irrevocably waive, to the fullest extent permitted or not prohibited by applicable law, any objection which such Party may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. The Parties hereby agree that a final judgment in any such suit, action or proceeding brought in any such a court, after all appropriate appeals, will be conclusive and binding upon such Party.

         Section 8.15. Representation by Counsel; Interpretation. Each Party has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of law, or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the Party that drafted it has no application and is expressly waived. The provisions of this Agreement will be interpreted in a reasonable manner to effect the intent of the Parties.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed by a duly authorized officer (i) as of the Agreement Date with respect to CMLP, CMC, COPI, COPI Colorado, CEI, CEH and SunTx, (ii) as of the Amendment Date with respect to CMLP LP and CMLP GP.


                               CRESCENT MACHINERY COMPANY, LP


                               By:  CMLP GP, LLC
                               Its: General Partner



                                    By:  CRESCENT MACHINERY HOLDINGS, L.P.
                                    Its: Sole Member


                                         By:  COPI CMC GP, INC.
                                         Its: General Partner


                                              By: /s/ Jeff Stevens
                                                  ------------------------------
                                              Name: Jeff Stevens
                                                    ----------------------------
                                              Title: Chairman
                                                     ---------------------------




                               CRESCENT MACHINERY HOLDINGS, L.P.



                               By:  COPI CMC GP, INC.
                               Its: General Partner




                                    By: /s/ Jeff Stevens
                                        ----------------------------------------
                                    Name: Jeff Stevens
                                          --------------------------------------
                                    Title: Chairman
                                           -------------------------------------




                               CMC GP, LLC



                               By:  CRESCENT MACHINERY HOLDINGS, L.P.
                               Its: Sole Member



                                    By:  COPI CMC GP, INC.
                                    Its: General Partner



                                         By: /s/ Jeff Stevens
                                             -----------------------------------
                                         Name: Jeff Stevens
                                               ---------------------------------
                                         Title: Chairman
                                                --------------------------------

                               CRESCENT MACHINERY COMPANY



                               By: /s/ Jeff Stevens
                                   --------------------------------------------
                               Name: Jeff Stevens
                                     ------------------------------------------
                               Title: Chairman
                                      -----------------------------------------



                               CRESCENT OPERATING, INC.



                               By: /s/ Jeff Stevens
                                   ---------------------------------------------
                               Name: Jeff Stevens
                                     -------------------------------------------
                               Title: EVP, Chief Operating Officer
                                      ------------------------------------------




                               CRE EQUIPMENT HOLDINGS, LLC


                               By:  Crescent Real Estate Equities
                                    Limited Partnership
                               Its: Sole member



                                    By:  Crescent Real Estate Equities, Ltd.,
                                    Its: General partner



                                         By: /s/ David Dean
                                             -----------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------




                               SUNTX CMLP, INC.



                               By: /s/ Mark Matteson
                                   ---------------------------------------------
                               Name:  Mark Matteson
                                      ------------------------------------------
                               Title: Secretary
                                      ------------------------------------------

                             SOLELY FOR THE PURPOSES OF SECTIONS 3.15, 3.16, 3.17, 3.18 AND 3.19

                             CRESCENT REAL ESTATE EQUITIES
                             LIMITED PARTNERSHP

                             By:  Crescent Real Estate Equities, Ltd.
                             Its: General Partner



                                  By: /s/ David Dean
                                      ----------------------------------------
                                  Name:
                                        --------------------------------------
                                  Title:
                                        --------------------------------------




                             SOLELY FOR THE PURPOSES OF SECTIONS 3.14 AND 6.27:


                             COPI COLORADO, LP

                             By:  Crescent Operating, Inc.,
                             Its: General Partner



                                  By: /s/ Jeff Stevens
                                      -----------------------------------------
                                  Name: Jeff Stevens
                                        ---------------------------------------
                                  Title: EVP, Chief Operating Officer
                                         --------------------------------------

SunTx Fulcrum Fund, L.P., a Delaware limited partnership ("FULCRUM"), hereby joins this Agreement for the sole purpose of the unconditional and irrevocable guarantee of, and Fulcrum does hereby unconditionally and irrevocably guarantee, the performance by SunTx of the obligations and duties set forth in (i) Section
8.2 for the period prior to the Closing and (ii) Sections 1.2(a), 1.2(b), 1.3, 2.2, 2.3, 3.4, 3.6, 3.9 and 3.10, and Article IV.

                                 SUNTX FULCRUM FUND, L.P.

                                 By:  SunTx Capital Partners, L.P.
                                 Its: General Partner

                                      By:  SunTx Capital Management, Inc.
                                      Its: General Partner



                                           By: /s/ Mark Matteson
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                                                         ANNEX F


 NEITHER THIS WARRANT NOR THE SECURITIES INTO WHICH THIS WARRANT IS EXERCISABLE
    HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE
     SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES
   ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN
    AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN
               COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.


                                     WARRANT
                                Dated _____, 2001
                               ("EFFECTIVE DATE")

       to Purchase up to an Aggregate of 2,800,000 Shares of Common Stock
                             (Subject to Adjustment)

                             at U.S. $0.01 per share


         THIS IS TO CERTIFY that SunTx CMLP, Inc. a Delaware corporation ("HOLDER"), or its assigns, is entitled to purchase, subject to the provisions of this Warrant ("WARRANT"), from Crescent Operating, Inc. a Delaware corporation (the "COMPANY"), in accordance with the provisions set forth below, an aggregate of up to 2,800,000 (subject to adjustment) fully paid and nonassessable shares (as subject to adjustment hereunder, the "SHARES") of the common stock, par value $.01 per share (the "COMMON STOCK"), of the Company, at a price of $0.01 per share (as subject to adjustment hereunder, the "EXERCISE PRICE"). The amount and kind of securities purchasable pursuant to the rights granted hereunder and the Exercise Price for such securities are subject to adjustment pursuant to the further provisions of this Warrant.

1. EXERCISE OF WARRANT


         1.1 Subject to the provisions hereof, this Warrant may be exercised in whole or in part at any time or from time to time on or after the Trigger Date (as defined in that certain Amended and Restated Limited Partnership Agreement of Crescent Machinery Holdings, L.P., dated as of ______, 2001) and until one year has passed from the occurrence of the Trigger Date.


         1.2 This Warrant shall be exercised by presentation and surrender hereof to the Company at the principal office of the Company accompanied by:

                  (a) a written notice of exercise in the form attached as Exhibit "A" hereto ("ELECTION TO PURCHASE"); and

                  (b) payment to the Company, for the account of the Company, of the Exercise Price for the number of Shares specified in such notice.

         The Exercise Price for the number of Shares specified in the notice shall be payable in immediately available good funds, at the option of the Holder, in U.S. dollars. The Exercise Price shall be subject to adjustment pursuant to Section 4 hereof.

         Upon such presentation and surrender, the Company shall issue promptly to the Holder the Shares to which the Holder is entitled hereunder. The number of Shares purchasable upon the exercise of this Warrant shall be subject to adjustment pursuant to Section 4 hereof.

         If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder to purchase the balance of the Shares purchasable hereunder. Upon receipt by the Company of this Warrant, in proper form for exercise, together with the payment described in section 1.2(b) above, the Holder shall be deemed to be the holder of record of the Shares issuable upon such exercise, notwithstanding that the share transfer books of the Company shall then be closed or that certificates representing such Shares shall not then be actually delivered to the Holder. No fractions of Shares shall be issued in connection with the exercise of this Warrant, but in lieu of such fractional shares the Company shall round down the number of Shares issued to the nearest whole number.

2. RESERVATION OF SHARES; PRESERVATION OF RIGHTS

         The Company hereby agrees that at all times during which this Warrant is exercisable it will maintain and reserve such number of authorized but unissued Shares so that this Warrant may be exercised without additional authorization of shares of Common Stock after giving effect to all other options, warrants, convertible securities and other rights to acquire shares of Common Stock of the Company. All Shares issuable pursuant to the terms hereof, when issued upon exercise of this Warrant in accordance with the terms hereof shall be duly and validly issued and fully paid and nonassessable, not subject to preemptive rights and shall be free and clear of all liens, encumbrances, equities and claims. The Company further agrees that it will not, by charter amendment or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by the Company.

         If in the reasonable judgment of Holder, Holder's acquisition of Shares upon exercise of this Warrant would require a filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR ACT"), the Company and Holder each will take such actions as may be required promptly to comply with the requirements of the HSR Act relating to the filing and furnishing of information (an "HSR REPORT") to the Federal Trade Commission ("FTC") and the Antitrust Division of the Department of Justice ("DOJ"), such actions to include (i) preparing and cooperating with each other in preparing the HSR Report to be filed by, or on behalf of, each of them so as to avoid errors or inconsistencies between their HSR Reports in the description of the reported transaction and to permit the filing of their HSR Reports in a timely fashion, (ii) complying with any request for additional documents or information made by the FTC, DOJ or any other governmental entity or by any court and assisting the other in so complying and (iii) causing all Persons which are part of the same "person" (as defined for purposes of the HSR Act) as such party to cooperate and assist in such compliance. The Company and Holder each will pay any costs that it incurs in complying with the obligations set forth in this Section 2. It will be a condition precedent to the exercise of the Warrant by Holder that either (a) no filing under the HSR Act by Holder is required in connection with such exercise, or (b) any applicable waiting period under the HSR Act has expired or been terminated. If the applicable waiting period under the HSR Act has not expired or been terminated within one hundred eighty (180) days after filing of the HSR Report or if Holder and the Company agree to withdraw the HSR Report, then the Company will use its reasonable best efforts to afford to Holder the benefits intended to be provided by this Warrant by granting to Holder the right to receive upon exercise of this Warrant other securities of the Company having substantially the same rights, privileges and preferences as the securities originally to be acquired, except that such other securities will not possess voting rights, and will otherwise be convertible into the Shares that Holder was to acquire upon exercise of this Warrant.

3. EXCHANGE OR LOSS OF WARRANT

         This Warrant is exchangeable, upon presentation and surrender hereof at the principal office of the Company, only in connection with a partial exercise hereof. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, the destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like terms, tenor and date.

4. ADJUSTMENT

         The number of Shares purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time or upon exercise as provided in this Section 4.

         4.1 If, during the term of this Warrant, the Company shall distribute a stock dividend or shares of capital stock to the holders of shares of Common Stock, the number of Shares purchasable upon exercise of this Warrant shall be increased by multiplying such number of Shares to be purchased under this Warrant by a fraction of which the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for the determination of stockholders entitled to receive such dividend or distribution (the "ORIGINAL OUTSTANDING SHARES") and the numerator shall be
                  (i) the Original Outstanding Shares plus (ii) the total number of such shares of Common Stock being issued or distributed. Such increase will become effective immediately after the opening of business on the date fixed for such determination and, upon the happening of such an event, the Exercise Price shall be adjusted appropriately as described herein. For purposes of this Section 4.1, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company. The Exercise Price shall be multiplied by a fraction of which the numerator shall be the Original Outstanding Shares and the denominator shall be the sum of (i) the Original Outstanding Shares plus (ii) the total number of shares of Common Stock being issued or distributed.

         4.2 If, during the term of this Warrant, the outstanding shares of Common Stock shall be subdivided into a greater number of shares, the number of Shares purchasable upon exercise of this Warrant at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased and the Exercise Price shall be proportionately decreased, as appropriate, and, conversely, if the outstanding shares of Common Stock shall each be combined into a smaller number of shares, the number of Shares purchasable upon exercise of this Warrant at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately decreased and the Exercise Price shall be proportionately increased, as appropriate.

         4.3 Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets

                  (a) In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation or sell, transfer or otherwise dispose of all or substantially all of its property, assets or business to another corporation and pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, (i) shares of capital stock of the successor or acquiring corporation or of the Company (if it is the surviving corporation) or (ii) any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of capital stock of the successor or acquiring corporation ("OTHER PROPERTY") are to be received by or distributed to the holders of shares of Common Stock of the Company who are holders immediately prior to such transaction, then suitable lawful and enforceable provisions shall be made as part of such transaction whereby the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of capital stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of Shares for which this Warrant is exercisable immediately prior to such event.

                  (b) In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of the Shares for which this Warrant is exercisable, which modifications shall be as nearly equivalent as practicable to the adjustments provided for in this Section 4. The Company shall not consummate or agree to consummate any such reorganization, reclassification, merger, consolidation or disposition unless the successor or acquiring person shall have duly executed a written instrument providing for the express assumption referred to in the first sentence of this Section 4.6(b).

                  (c) The provisions of this Section 4.6 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

         4.4      Fractional Shares

                  The Company shall not be required to issue fractional Shares on the exercise of Warrants. If any fraction of a Share would, except for the provisions of this Section 4.7, be issuable on the exercise of this Warrant (or specified portion thereof) the Company shall pay an amount in cash equal to the fair market value (as determined in good faith by the Board of Directors and described in a resolution of the Board of Directors) for one Share on the business day immediately preceding the date the Warrant is exercised, multiplied by such fraction, computed to the nearest whole cent.

5. NOTICE OF ADJUSTMENTS

         Whenever the number of Shares for which this Warrant is exercisable or the Exercise Price is adjusted as provided in Section 4 hereof, the Company shall promptly compute such adjustment and mail to the Holder at the last address provided to the Company in writing a certificate, signed by the principal financial officer of the Company, setting forth the number of Shares for which this Warrant is exercisable and the Exercise Price as a result of such adjustment, a brief statement of the facts requiring such adjustment and the detailed computation thereof and when such adjustment has or will become effective.

6. RIGHTS OF THE HOLDER

         6.1 Without limiting the foregoing or any remedies available to the Holder, the Holder will be entitled to specific performance of the obligations hereunder, and injunctive relief against actual or threatened violations of the obligations of any person subject to this Warrant.

         6.2 This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company whatsoever, except the rights expressed herein and no dividend or interest shall be payable or accrue in respect of this Warrant.

7. NOTICE GENERALLY

         Any notice, demand, request, consent, approval, declaration, delivery or communication hereunder to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if in writing and shall be deemed to have been validly served, given or delivered (a) two
         (2) business days after deposit with a reputable international two (2) day courier with all charges prepaid, provided however that an election to purchase shall not be deemed delivered until it is actually received by the Company or (b) when delivered if hand-delivered by messenger, all of which shall be properly addressed to the party to be notified and sent to the address or number indicated, to the Holder, or the holder of Shares at its last known address appearing on the books of the Company maintained for such purpose, and to the Company at:

                            CRESCENT OPERATING, INC.
                            777 Taylor Street, Suite 1050
                            Fort Worth, 76102
                            Attn: Secretary

         or at such other address as may be submitted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice.

8. TERMINATION

         This Warrant and the rights conferred hereby shall terminate on the fifth anniversary of the Effective Date.

9. LIMITATION ON TRANSFER

         This Warrant and the rights conferred hereby shall he assignable and transferable in whole or in part by Holder upon delivery of this Warrant duly endorsed by the Holder using the form of assignment attached hereto as Exhibit "B" in which event the Company will issue to such transferree a new warrant to acquire the number of shares transferred in the same form and substance as this Warrant. If this Warrant should be transferred in part only, the Company shall, upon surrender of this Warrant for cancellation, also execute and deliver a new Warrant evidencing the rights of the Holder to purchase the balance of the Shares purchasable hereunder that were not transferred by the Holder to such transferee.

10. GOVERNING LAW

         THIS WARRANT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF DELAWARE.

11. SUCCESSORS AND ASSIGNS

         The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the Holder hereof and its respective successors and permitted assigns.

12. LOCKUP AGREEMENT

         Holder agrees by acceptance of this Warrant, that in connection with any registration statement pertaining to any Shares of the Company under the Securities Act relating to the initial public offering by the Company of Shares in a "firm commitment" offering, upon the request of the Company or the underwriters managing any underwritten offering of such Shares, such Holder will not offer or sell to the public any Shares issued to the Holder upon the exercise of this Warrant (other than the Shares included in the registration statement) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration statement as the Company or the underwriters may specify.

13. LEGENDS

         Each certificate evidencing any Shares issued upon exercise of this Warrant shall bear a legend in substantially the following form:


                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTME REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.


         If any Shares are (i) freely tradable pursuant to Rule 144(k) of the Securities Act or (ii) sold pursuant to an effective registration statement under the Securities Act the Company shall, upon written request of the Holder thereof, issue to such Holder a new certificate evidencing such Shares without the legend required by this Section 14 endorsed thereon.

14. AMENDMENTS AND WAIVERS

         Any waiver or amendment of any term of this Warrant shall be in a writing signed by both the Company and the Holder and shall be binding upon any subsequent holder of this Warrant.

                            [SIGNATURE PAGE FOLLOWS]

         DATED:         , 2001


                                           CRESCENT OPERATING, INC.


                                           By:
                                              -------------------------------
                                           Name:
                                                -----------------------------
                                           Title:
                                                 ----------------------------




                                           SUNTX CMLP, INC.


                                           By:
                                              -------------------------------
                                           Name:
                                                -----------------------------
                                           Title:
                                                 ----------------------------

                                    EXHIBIT A

                          FORM OF ELECTION TO PURCHASE

To:      Crescent Operating, Inc. (the "COMPANY")


Date:
         -------------


         Attention:  Corporate Secretary

         1. The undersigned hereby elects to purchase _______ Shares of the Company pursuant to the terms of the attached Warrant.

         2. The undersigned elects to exercise the attached Warrant by means of a cash payment, and tenders herewith payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any, other than stamp or documentary taxes.

         3. Please issue a certificate or certificates representing said Shares in the name of the undersigned or in such other name as is specified below:



                         -------------------------------
                                     (Name)




                         -------------------------------




                         -------------------------------
                                    (Address)




                                           SUNTX CMLP, INC.


                                           By:
                                              -------------------------------
                                           Name:
                                                -----------------------------
                                           Title:
                                                 ----------------------------

                                    EXHIBIT B

                               FORM OF ASSIGNMENT


         FOR VALUE RECEIVED, __________________________ hereby sells, assigns, and transfers to each assignee set forth below all of the rights of the undersigned in and to the number of Warrants (as defined in and evidenced by the foregoing Warrant) set opposite the name of such assignee below and the shares of Common Stock issuable upon exercise of said Warrants:




Name of Assignee                 Address                      Number of Warrants
----------------                 -------                      ------------------




         If the total of said Warrants shall not be all the Warrants evidenced by the foregoing Warrant, the undersigned requests that a New Warrant evidencing the Warrants not so assigned be issued in the name of and delivered to the undersigned.

Dated:                                             Name of Holder:
      --------------------



                                                   (Print)
                                                          ---------------------
                                                   (By:)
                                                        -----------------------
                                                   (Title:)
                                                           --------------------

                                      PROXY


                            CRESCENT OPERATING, INC.


                     PROXY FOR ANNUAL MEETING OF STOCKHOLDER
                         TO BE HELD ON DECEMBER 6, 2001


               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.


         The undersigned hereby appoints John C. Goff and Jeffrey L. Stevens, and each of them, as proxies, with full power of substitution in each, to vote all shares of common stock, par value $0.01 per share (the "Common Stock"), of Crescent Operating, Inc. (the "Company"), which the undersigned is entitled to vote at the annual meeting of shareholders of the Company to be held on December 6, 2001 at 10:00 a.m., Central Time, and at any adjournment or postponement thereof, on all matters set forth on the Notice of Annual Meeting and Proxy Statement, dated October 29, 2001 (the "Proxy Statement"), a copy of which has been received by the undersigned, as follows on the reverse side.


       THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN,
                 WILL BE VOTED "FOR" EACH OF THE MATTERS STATED.


              -----------                                        -----------
              SEE REVERSE       CONTINUED AND TO BE SIGNED       SEE REVERSE
                 SIDE                ON REVERSE SIDE                SIDE
              -----------                                        -----------


[X]      PLEASE MARK
         VOTES AS IN THIS
         EXAMPLE.


1.       APPROVAL of the Restructuring Transactions:
         The Restructuring Transactions, as described in detail in the Proxy Statement are:



     o the sale by Crescent Operating and its subsidiaries of all of their hospitality business assets and all of the shares of stock in certain subsidiary corporations engaging in the residential and land development business;



     o the issuance and sale by Crescent Machinery Holdings, L.P., a wholly-owned subsidiary of Crescent Operating, of two separate series of preferred limited partnership interests, and the issuance and sale by Crescent Operating of a warrant to purchase 2,800,000 shares of Crescent Operating common stock;


     o the adoption of a Second Amended and Restated Certificate of Incorporation of Crescent Operating; and

     o the possible future sale by Crescent Operating of its minority interest in Americold Logistics.


         FOR               AGAINST           ABSTAIN
         [ ]                 [ ]               [ ]

2.      ELECTION OF DIRECTORS:
        NOMINEES: Richard E. Rainwater and Anthony M. Frank



        FOR [ ]            [ ] WITHHOLD AUTHORITY




                           ----------------------------------
                           INSTRUCTION: To withhold authority
                           to vote for any individual nominee
                           write that nominee(s) name on the
                           space provided above.




3. RATIFICATION of the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2001.


         FOR               AGAINST           ABSTAIN
         [ ]                 [ ]               [ ]



4. GRANT AUTHORITY to vote upon such other matters as may properly come before the meeting, including the adjournment or postponement of the meeting, as the proxies determine to be in the best interest of the Company.


         FOR               AGAINST           ABSTAIN
         [ ]                 [ ]               [ ]


MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW           [ ]










IMPORTANT: Please mark this Proxy, date, sign exactly as your name(s) appear(s), and return in the enclosed envelope. If shares are held jointly, signature need only include one name. Trustees and others signing in a representative capacity should so indicate.



Signature:                 Date:         Signature:                 Date:
          ----------------      --------           ----------------      -------